UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21977

PowerShares Exchange-Traded Fund Trust II
(Exact name of registrant as specified in charter)

301 W. Roosevelt Road Wheaton, IL			60187
(Address of principal executive offices)			(Zip code)

Andrew Schlossberg President 301 W. Roosevelt Road Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-983-0903

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2011 Annual Report to Shareholders

October 31, 2011

PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)

PowerShares Dynamic Developed International Opportunities Portfolio (PFA)

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

PowerShares Global Agriculture Portfolio (PAGG)

PowerShares Global Clean Energy Portfolio (PBD)

PowerShares Global Coal Portfolio (PKOL)

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

PowerShares Global Nuclear Energy Portfolio (PKN)

PowerShares Global Steel Portfolio (PSTL)

PowerShares Global Water Portfolio (PIO)

PowerShares Global Wind Energy Portfolio (PWND)

PowerShares MENA Frontier Countries Portfolio (PMNA)

The Market Environment	3

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	44

Fees and Expenses	46

International Portfolios

Schedules of Investments

PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)	49

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)	51

PowerShares Dynamic Developed International Opportunities Portfolio (PFA)	53

PowerShares Emerging Markets Infrastructure Portfolio (PXR)	57

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	59

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	62

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	74

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	90

PowerShares Global Agriculture Portfolio (PAGG)	95

PowerShares Global Clean Energy Portfolio (PBD)	97

PowerShares Global Coal Portfolio (PKOL)	99

PowerShares Global Gold and Precious Metals Portfolio (PSAU)	100

PowerShares Global Nuclear Energy Portfolio (PKN)	102

PowerShares Global Steel Portfolio (PSTL)	104

PowerShares Global Water Portfolio (PIO)	106

PowerShares Global Wind Energy Portfolio (PWND)	107

PowerShares MENA Frontier Countries Portfolio (PMNA)	108

Statements of Assets and Liabilities	110

Statements of Operations	114

Statements of Changes in Net Assets	118

Financial Highlights	124

Notes to Financial Statements	133

Report of Independent Registered Public Accounting Firm	149

Tax Information	150

Trustees and Officers	152

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The Market Environment

U.S. Equity:

The fiscal year began with equity markets fueled by the second round of Federal Reserve "Quantitative Easing" and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macro-economic distortions due to civil unrest in Egypt and Libya, flooding in Australia, and the devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but often were overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and generally were positive through the summer, the major equity indices sold off precipitously in August as the U.S. struggled with the debt ceiling and ultimately received the first-ever downgrade to its credit rating from Standard & Poor's. Uncertainty created by the U.S. credit downgrade, combined with a lack of consumer confidence and an intensifying debt crisis in the Eurozone, continued to weigh on investors through the end of the period, reigniting fears of a global recession and a double-dip recession in the U.S.

Non U.S. Equity:

Global equity markets faced headwinds in 2010 and 2011. Notably, several southern European economies, including those of Greece, Spain, Portugal, and Italy, faced solvency concerns amid massive fiscal deficits. The fiscal year ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund, and stabilize the banking system.

Market volatility was a common theme during the fiscal year. During mid-2011, Greek sovereign debt concerns and signs of slowing global growth continued to worry investors. In addition, numerous world events caught investors' attention, including the growing unrest in the Middle East and Northern Africa, and the devastating earthquake and tsunami in Japan on March 11th. Renewed credit problems overseas and the market corrections that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk.

Although Europe's debt status bore the greatest negative macroeconomic heft globally, inflation was the major concern across Asia throughout the fiscal year. Fortunately, these concerns started to subside towards the end of the period, with a surprise interest rate reduction in Indonesia, inflationary easing in China, and an expected crest in India's inflation rate. The slowdown in inflation rates gave Asian governments the ability to loosen monetary policy as needed to help maintain financial stability and potentially stimulate economic growth. Though inflation rates in China receded from peak levels over the period, China's capacity to continue its economic expansion and serve as the world's growth engine came into question due to a more recent slowdown that negatively affected investor sentiment. The growth numbers in China, however, remained healthy.

In emerging market countries, investors became risk-averse on news of potential defaults in Europe,as well as slowing growth and accounting concerns in China leading to a relatively indiscriminate correction in almost all emerging market countries. Concerns about potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.

Manager's Analysis

PowerShares DWA Developed Markets Technical Leaders Portfolio (ticker: PIZ)

The PowerShares DWA Developed Markets Technical Leaders Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Dorsey Wright® Developed Markets Technical Leaders Index (the "Index"). The Fund will invest at least 90% of its total assets in the securities that comprise the Index and American depositary receipts and global depositary receipts based on securities in the Index. The Fund will invest at least 80% of its total assets in securities of developed economies within Dorsey Wright & Associates' classification definition, excluding U.S. companies listed on a U.S. stock exchange. This Index includes approximately 100 equity securities of companies and are domiciled in developed markets including, but not limited to Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index excludes U.S. companies listed on a U.S. stock exchange. The Index is reconstituted and rebalanced quarterly.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (9.04)%. On an NAV basis, the Fund returned (7.81)%. Over this same year, the Index returned (6.78)%, the MSCI EAFE® Index returned (4.08)%, the MSCI EAFE® Growth Index returned (2.78)%, and the S&P 500® Index returned 8.07%.

The Fund underperformed its Index for the year. This underperformance was primarily due to the Index calculating foreign withholding tax on dividends on a gross basis rather than a net basis, while the Fund has to pay said foreign withholding tax.

For the fiscal year ended October 31, 2011, the securities in the country of Canada contributed most significantly to the Fund's return, followed by those in Portugal and Luxembourg, respectively. Securities in Hong Kong detracted most from the Fund's return, followed by those from Germany and Australia, respectively.

Positions that contributed most significantly to return included Silver Wheaton Corp. (2.42% of net assets at October 31, 2011); and Leopalace21 Corp. (0.97% of net assets at October 31, 2011). Positions that detracted most significantly from return included Suedzucker AG (0.85% of net assets at October 31, 2011); and Fortescue Metals Group Ltd. (1.77% of net assets at October 31, 2011).

Manager's Analysis (Continued)

PowerShares DWA Developed Markets Technical Leaders Portfolio (ticker: PIZ)

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Consumer Discretionary	21.7
Materials	16.0
Industrials	14.6
Financials	14.4
Consumer Staples	12.2
Energy	8.6
Utilities	3.8
Telecommunication Services	3.7
Information Technology	3.3
Health Care	1.7
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Growth	42.0
Large-Cap Value	31.4
Mid-Cap Growth	14.4
Mid-Cap Value	9.5
Other	1.7
Small-Cap Growth	1.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Silver Wheaton Corp.	2.4
Burberry Group PLC	2.4
ARM Holdings PLC	2.2
Petrofac Ltd.	2.0
Weir Group PLC (The)	2.0
Challenger Financial Services Group Ltd.	1.8
Fortescue Metals Group Ltd.	1.8
Jardine Cycle & Carriage Ltd.	1.5
Fairfax Financial Holdings Ltd.	1.5
Iliad SA	1.4
Total	19.0

Manager's Analysis (Continued)

PowerShares DWA Developed Markets Technical Leaders Portfolio (ticker: PIZ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dorsey Wright® Developed Markets Technical Leaders Index	(6.78)%	16.08%	(4.54)%	(16.37)%
MSCI EAFE® Index	(4.08)%	9.90%	(7.25)%	(25.05)%
MSCI EAFE® Growth Index	(2.78)%	10.44%	(6.44)%	(22.51)%
S&P 500® Index	8.07%	11.41%	(1.91)%	(7.11)%
Fund
Net Asset Value ("NAV") Return	(7.81)%	14.06%	(5.79)%	(20.49)%
Share Price Return	(9.04)%	15.02%	(6.15)%	(21.67)%

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.80% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and MSCI EAFE® Growth Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137 and 489 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

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Manager's Analysis

PowerShares DWA Emerging Markets Technical Leaders Portfolio (ticker: PIE)

The PowerShares DWA Emerging Markets Technical Leaders Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Dorsey Wright® Emerging Markets Technical Leaders Index (the "Index"). The Fund will invest at least 80% of its total assets in securities of emerging economies within Dorsey Wright & Associates' classification definition, excluding companies listed on a U.S. stock exchange. The Index includes approximately 100 companies that possess powerful relative strength characteristics and are domiciled in emerging market countries including, but not limited to Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. The Index excludes those companies listed on a U.S. stock exchange. The Index is reconstituted and rebalanced quarterly.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (9.18)%. On an NAV basis, the Fund returned (8.23)%. Over this same year, the Index returned (4.00)%, the MSCI Emerging Markets IndexSM returned (7.72)%, the MSCI Emerging Markets Growth Index returned (8.45)%, and the S&P 500® Index returned 8.07%.

The Fund underperformed its Index for the year. This underperformance was primarily due to timing of trades associated with the quarterly rebalancing. This was especially true for the small- and mid-cap positions.

For the fiscal year ended October 31, 2011, the securities in the country of Thailand contributed most significantly to the Fund's return, followed by those in Malaysia and Brazil, respectively. Securities in the Philippines detracted most from the Fund's return, followed by those from Turkey and Peru (Peru securities no longer held), respectively.

Positions that contributed most significantly to return included Kia Motors Corp. (3.22% of net assets at October 31, 2011); and CJ O Shopping Co. Ltd (2.69% of net assets at October 31, 2011). Positions that detracted most significantly from return included JG Summit Holdings Inc. (security no longer held at October 31, 2011); and Jiangxi Copper Co. Ltd., H-Shares (0.78% of net assets at October 31, 2011).

Manager's Analysis (Continued)

PowerShares DWA Emerging Markets Technical Leaders Portfolio (ticker: PIE)

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Consumer Discretionary	19.9
Consumer Staples	17.6
Industrials	15.9
Financials	12.9
Materials	11.5
Energy	8.6
Information Technology	4.9
Utilities	3.6
Telecommunication Services	2.5
Health Care	2.5
Money Market Fund	0.6
Liabilities in excess of other assets	(0.5)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Growth	41.0
Large-Cap Value	21.2
Mid-Cap Growth	17.9
Mid-Cap Value	11.1
Small-Cap Value	4.6
Small-Cap Growth	4.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Kia Motors Corp.	3.2
Charoen Pokphand Foods PCL	3.0
CJ O Shopping Co. Ltd.	2.7
Samsung Engineering Co. Ltd.	2.1
Alfa SAB de CV, Class A	2.1
Focus Media Holding Ltd. ADR	2.0
New Oriental Education & Technology Group, Inc. ADR	2.0
Controladora Comercial Mexicana SAB de CV	1.9
SapuraCrest Petroleum Bhd	1.7
Industrias Penoles SAB de CV	1.6
Total	22.3

Manager's Analysis (Continued)

PowerShares DWA Emerging Markets Technical Leaders Portfolio (ticker: PIE)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dorsey Wright® Emerging Markets Technical Leaders Index	(4.00)%	27.14%	(4.05)%	(14.71)%
MSCI Emerging Markets IndexSM	(7.72)%	23.23%	(3.39)%	(12.39)%
MSCI Emerging Markets Growth Index	(8.45)%	22.32%	(5.13)%	(18.28)%
S&P 500® Index	8.07%	11.41%	(1.91)%	(7.11)%
Fund
Net Asset Value ("NAV") Return	(8.23)%	21.40%	(10.15)%	(33.74)%
Share Price Return	(9.18)%	20.32%	(10.42)%	(34.49)%

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.90% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Emerging Markets IndexSM and MSCI Emerging Market Growth Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 835 and 400 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

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Manager's Analysis

PowerShares Dynamic Developed International Opportunities Portfolio (ticker: PFA)

The PowerShares Dynamic Developed International Opportunities Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the QSG Developed International Opportunities Index (the "Index"). The Index seeks to identify global equities with strong potential for capital appreciation. The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts based on the securities in the Index. The Index is constructed pursuant to Quantitative Services Group, LLC proprietary methodology, which evaluates, ranks and sorts global securities using a proprietary multifactor model that is based on numerous measures of expected outperformance.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (5.35)%. On an NAV basis, the Fund returned (3.40)%. Over this same year, the Index returned (2.52)%, the MSCI EAFE® Index returned (4.08)%, and the S&P 500® Index returned 8.07%.

For the fiscal year ended October 31, 2011, the country of Japan contributed most significantly to the Fund's return, followed by the United Kingdom and United States, respectively. Hong Kong detracted most from the Fund's return, followed by France and China, respectively.

Positions that contributed most significantly to return included China National Building Material Co. Ltd., H-Shares (0.57% of net assets at October 31, 2011); and Calsonic Kansei Corp. (0.36% of net assets at October 31, 2011). Positions that detracted most significantly from return included Wacker Chemie AG (0.36% of net assets at October 31, 2011); and Societe Generale SA (0.44% of net assets at October 31, 2011).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Financials	25.1
Consumer Discretionary	21.1
Industrials	16.9
Materials	15.1
Energy	6.3
Telecommunication Services	4.2
Utilities	3.7
Information Technology	3.4
Consumer Staples	2.7
Health Care	1.5
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Mid-Cap Value	35.3
Large-Cap Value	34.4
Mid-Cap Growth	8.8
Small-Cap Value	8.4
Large-Cap Growth	8.3
Small-Cap Growth	4.4
Other	0.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
China National Building Material Co. Ltd., H-Shares	0.6
Seagate Technology PLC	0.5
Duerr AG	0.5
Porsche Automobil Holding SE	0.5
Leoni AG	0.5
Dongfeng Motor Group Co. Ltd., H-Shares	0.5
Continental AG	0.5
Sherritt International Corp.	0.5
Dainippon Screen Manufacturing Co. Ltd.	0.5
First Pacific Co. Ltd.	0.5
Total	5.1

Manager's Analysis (Continued)

PowerShares Dynamic Developed International Opportunities Portfolio (ticker: PFA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
QSG Developed International Opportunities Index	(2.52)%	16.24%	(6.32)%	(24.90)%
MSCI EAFE® Index	(4.08)%	9.90%	(6.21)%	(24.67)%
S&P 500® Index	8.07%	11.41%	(2.33)%	(9.91)%
Fund
Net Asset Value ("NAV") Return	(3.40)%	14.53%	(7.75)%	(29.78)%
Share Price Return	(5.35)%	13.78%	(8.57)%	(32.47)%

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares Emerging Markets Infrastructure Portfolio (ticker: PXR)

The PowerShares Emerging Markets Infrastructure Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S-Network Emerging Infrastructure Builders IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts ("GDR") based on the securities in the Index. The Index is designed to measure the overall performance of securities of companies involved in infrastructure construction and development in emerging market countries. Industries include, but are not limited to, construction and engineering, construction machinery, construction materials, diversified metals and mining, heavy electrical equipment, industrial machinery and steel.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (17.42)%. On an NAV basis, the Fund returned (16.67)%. Over this same year, the Index returned (15.10)%, while the MSCI Emerging Markets IndexSM returned (7.72)% and the MSCI EAFE® Index returned (4.08)%. The Fund benefited only slightly from exposure to the consumer discretionary sector. The Fund was hurt most by exposure to the materials and industrials sectors.

At the country level, the Fund benefitted most from exposure to the United States. The Fund was hurt most by exposure to China, South Africa, Brazil, Singapore and Poland.

At the single stock level the Fund benefitted from exposure to Caterpillar, Inc. (3.48% of net assets at October 31, 2011), Dialog Group Bhd (2.32% of net assets at October 31, 2011) and KBR Inc. (security no longer held at October 31, 2011). The Fund was hurt most from exposure to Metallurgical Corp. of China Ltd., H-Shares (1.45% of net assets at October 31, 2011), Larsen & Toubro Ltd. GDR (0.75% of net assets at October 31, 2011) and Dongfang Electric Corp. Ltd., H-Shares (2.44% of net assets at October 31, 2011).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Industrials	48.6
Materials	48.1
Utilities	1.6
Consumer Discretionary	1.0
Financials	0.7
Money Market Fund	0.8
Liabilities in excess of other assets	(0.8)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Value	29.8
Large-Cap Growth	22.8
Mid-Cap Value	16.3
Mid-Cap Growth	13.3
Small-Cap Value	12.0
Small-Cap Growth	5.8

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Caterpillar, Inc.	3.5
Anhui Conch Cement Co. Ltd., H-Shares	3.4
ABB Ltd.	3.2
Vale SA ADR	3.0
Taiwan Cement Corp.	2.8
Atlas Copco AB, Class A	2.6
MMC Norilsk Nickel OJSC ADR	2.6
Dongfang Electric Corp. Ltd., H-Shares	2.4
Jiangxi Copper Co. Ltd., H-Shares	2.4
PT Indocement Tunggal Prakarsa Tbk	2.4
Total	28.3

Manager's Analysis (Continued)

PowerShares Emerging Markets Infrastructure Portfolio (ticker: PXR)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
S-Network Emerging Infrastructure Builders IndexSM	(15.10)%	30.06%	26.93%	106.52%
MSCI Emerging Markets IndexSM	(7.72)%	23.23%	23.23%	87.14%
MSCI EAFE® Index	(4.08)%	9.90%	9.90%	32.74%
S&P 500® Index	8.07%	11.41%	11.41%	38.28%
Fund
Net Asset Value ("NAV") Return	(16.67)%	27.81%	24.14%	93.00%
Share Price Return	(17.42)%	27.53%	19.33%	71.14%

Fund Inception: October 16, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Emerging Markets IndexSM and MSCI EAFE® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 835 and 1,137 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (ticker: PAF)

The PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the FTSE RAFI Developed Asia Pacific ex Japan Index (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts based on the securities in the Index. The Index is designed to track the performance of in the Asia Pacific region (excluding Japan) with the largest fundamental value, selected based on the following four fundamental measures of firm size: book value, income, sales and dividends. The fundamentally weighted portfolio is rebalanced and reconstituted annually.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 0.16%. On an NAV basis, the Fund returned 1.44%. Over this same year, the Index returned 3.95%, while the MSCI Pacific ex Japan Index returned (0.29)% and the MSCI EAFE® Index returned (4.08)%. From a geographic standpoint, securities located within Hong Kong and Singapore detracted most from Fund performance, while securities of issuers located in Australia and South Korea benefitted performance. Individual securities contributing most to the Fund's total return were: National Australia Bank Ltd. (4.31% of net assets at October 31, 2011) and Samsung Electronics Co. Ltd. (6.29% of net assets at October 31, 2011). Individual securities detracting most from the Fund's total return included: POSCO (2.23% of net assets at October 31, 2011) and Espirit Holdings Ltd. (0.16% of net assets at October 31, 2011).

As discussed in the Notes to the Financial Statements, because trading hours for certain foreign securities end before the close of the New York Stock Exchange, closing market quotations on the local exchange may become unreliable and the Fund may fair value the security. This occurred on the last day of the fiscal year, October 31, 2011. Because the Index does not utilize fair valuation procedures and simply relies on quotations as of the local markets' close, the Fund's return did not track the return of the Index.

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Financials	38.4
Industrials	15.1
Materials	11.7
Information Technology	7.9
Consumer Discretionary	7.6
Consumer Staples	6.2
Telecommunication Services	5.0
Energy	4.2
Utilities	3.3
Health Care	0.6
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Value	65.7
Large-Cap Growth	25.1
Mid-Cap Value	8.7
Mid-Cap Growth	0.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Samsung Electronics Co. Ltd.	6.3
National Australia Bank Ltd.	4.3
Commonwealth Bank of Australia	4.1
BHP Billiton Ltd.	4.0
Westpac Banking Corp.	3.7
Australia & New Zealand Banking Group Ltd.	3.3
SK Holdings Co. Ltd.	2.6
Hyundai Motor Co.	2.5
POSCO	2.2
Wesfarmers Ltd.	1.8
Total	34.8

Manager's Analysis (Continued)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (ticker: PAF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
FTSE RAFI Developed Asia Pacific ex Japan Index	3.95%	27.21%	5.13%	24.30%
MSCI Pacific ex Japan Index	(0.29)%	24.12%	1.20%	5.29%
MSCI EAFE® Index	(4.08)%	9.90%	(6.35)%	(24.76)%
S&P 500® Index	8.07%	11.41%	(2.00)%	(8.39)%
Fund
Net Asset Value ("NAV") Return	1.44%	25.13%	3.79%	17.58%
Share Price Return	0.16%	24.89%	3.70%	17.14%

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.80% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Pacific ex Japan Index and MSCI EAFE® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 146 and 1,137 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (ticker: PXF)

The PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the FTSE RAFI Developed Markets ex U.S. Index (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts based on the securities in the Index. The Index is designed to track the performance of companies domiciled in developed markets (excluding the U.S.), with the largest fundamental value, selected based on the following four fundamental measures of firm size: book value, income, sales and dividends. The Index is rebalanced and reconstituted annually.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (9.45)%. On an NAV basis, the Fund returned (7.08)%. Over this same year, the Index returned (5.98)%, while the MSCI EAFE® Index returned (4.08)%. From a geographic standpoint, securities located within the following countries detracted most from Fund performance: France, Italy, Japan and Germany, while securities of issuers located in the United Kingdom and Australia benefitted performance. Individual securities contributing most to the Fund's total return were: Royal Dutch Shell PLC Class A and Royal Dutch Shell PLC Class B (combined 2.80% of net assets at October 31, 2011) and BP PLC (2.17% of net assets at October 31, 2011). Individual securities detracting most from the Fund's total return included: BNP Paribas SA (0.53% of net assets at October 31, 2011) and Societe Generale SA (0.27% of net assets at October 31, 2011).

The Fund underperformed the Index during the period primarily as a result of foreign withholding taxes deducted from the Fund's income. These taxes are not factored into the price nor return of the Index.

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Financials	26.9
Industrials	11.6
Energy	11.3
Consumer Discretionary	10.0
Telecommunication Services	8.4
Consumer Staples	8.0
Materials	8.0
Health Care	5.8
Utilities	5.6
Information Technology	4.3
Money Market	0.9
Liabilities in excess of other assets	(0.8)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Value	59.3
Large-Cap Growth	27.4
Mid-Cap Value	8.5
Mid-Cap Growth	3.5
Small-Cap Growth	0.5
Small-Cap Value	0.5
Other	0.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
BP PLC	2.2
Vodafone Group PLC	1.6
Royal Dutch Shell PLC, Class A	1.6
Total SA	1.5
ING Groep NV CVA	1.5
HSBC Holdings PLC	1.5
Royal Dutch Shell PLC, Class B	1.2
GlaxoSmithKline PLC	1.0
Nestle SA	1.0
Banco Santander SA	1.0
Total	14.1

Manager's Analysis (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (ticker: PXF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
FTSE RAFI Developed ex U.S. Index	(5.98)%	12.32%	(4.54)%	(18.32)%
MSCI EAFE® Index	(4.08)%	9.90%	(6.35)%	(24.76)%
Fund
Net Asset Value ("NAV") Return	(7.08)%	10.74%	(5.67)%	(22.44)%
Share Price Return	(9.45)%	9.46%	(6.01)%	(23.64)%

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (ticker: PDN)

The PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the FTSE RAFI Developed ex US Mid Small 1500 Index (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts based on the securities in the Index. The Index is designed to track the performance of small and mid capitalization of companies domiciled in developed and classified by the Index international markets (excluding the U.S.), selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The Index is rebalanced and reconstituted annually.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (3.56)%. On an NAV basis, the Fund returned 0.09%. Over this same year, the Index returned 0.41%, while the MSCI EAFE® Small Cap Index returned (2.46)% and the MSCI EAFE® Index returned (4.08)%. From a geographic standpoint, securities located within South Korea, Hong Kong, China and Italy detracted most from Fund performance, while securities of issuers located in Japan, the United Kingdom, and Canada benefitted performance. Individual securities contributing most to the Fund's total return were: Leopalace21 Corp. (0.27% of net assets at October 31, 2011) and Iluka Resources Ltd. (0.13% of net assets at October 31, 2011). Individual securities detracting most from the Fund's total return included: Hanjin Heavy Industries & Construction Holdings Co. Ltd. (0.10% of net assets at October 31, 2011) and Milano Assicurazioni SpA (0.06% of net assets at October 31, 2011).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Industrials	22.9
Financials	19.2
Consumer Discretionary	18.3
Materials	11.6
Consumer Staples	8.9
Information Technology	7.5
Health Care	4.6
Energy	4.1
Utilities	1.8
Telecommunication Services	1.0
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Mid-Cap Value	31.4
Mid-Cap Growth	28.4
Small-Cap Growth	15.4
Small-Cap Value	11.7
Large-Cap Growth	8.4
Large-Cap Value	4.4
Other	0.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Leopalace21 Corp.	0.3
Konami Corp.	0.3
SGL Carbon SE	0.3
Lundin Petroleum AB	0.3
Kyowa Hakko Kirin Co. Ltd.	0.2
First Pacific Co. Ltd.	0.2
Hermes International	0.2
Oriental Land Co. Ltd.	0.2
Chiyoda Corp.	0.2
CJ CheilJedang Corp.	0.2
Total	2.4

Manager's Analysis (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (ticker: PDN)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
FTSE RAFI Developed ex US Mid Small 1500 Index	0.41%	22.59%	0.08%	0.34%
MSCI EAFE® Small Cap Index	(2.46)%	18.34%	(4.79)%	(18.16)%
MSCI EAFE® Index	(4.08)%	9.90%	(7.22)%	(26.36)%
S&P 500® Index	8.07%	11.41%	(2.60)%	(10.21)%
Fund
Net Asset Value ("NAV") Return	0.09%	20.99%	(0.84)%	(3.41)%
Share Price Return	(3.56)%	18.68%	(1.74)%	(6.93)%

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Small Cap Index and MSCI EAFE® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,175 and 1,137 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares FTSE RAFI Emerging Markets Portfolio (ticker: PXH)

The PowerShares FTSE RAFI Emerging Markets Portfolio ( the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the FTSE RAFI Emerging Markets Index (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts based on the securities in the Index. The Index is designed to track the performance of the companies domiciled in emerging market countries with the largest fundamental value, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The Index is rebalanced and reconstituted annually.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (10.93)%. On an NAV basis, the Fund returned (10.16)%. Over this same year, the Index returned (8.51)%, while the MSCI Emerging Markets IndexSM returned (7.72)% and the MSCI EAFE® Index returned (4.08)%. From a geographic standpoint, securities located within the following countries detracted most from Fund performance: China, Brazil, India, Turkey and Russia while securities of issuers located in Hong Kong, Indonesia and Thailand benefitted performance. Individual securities contributing most to the Fund's total return were: PetroChina Co. Ltd., H-Shares (1.06% of net assets at October 31, 2011) and Taiwan Semiconductor Manufacturing Co. Ltd. (2.38% of net assets at October 31, 2011). Individual securities detracting most from the Fund's total return included: Bank of China Ltd., H-Shares (0.88% of net assets at October 31, 2011) and Petroleo Brasileiro SA and Petroleo Brasileiro SA (Preference) (combined 3.64% of net assets at October 31, 2011).

As discussed in the Notes to the Financial Statements, because trading hours for certain foreign securities end before the close of the New York Stock Exchange, closing market quotations on the local exchange may become unreliable and the Fund may fair value the security. This occurred on the last day of the fiscal year, October 31, 2011. Because the Index does not utilize fair valuation procedures and simply relies on quotations as of the local markets' close, the Fund's return did not track the return of the Index.

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Financials	24.5
Energy	20.9
Materials	13.6
Information Technology	11.8
Telecommunication Services	11.7
Consumer Staples	4.8
Industrials	4.6
Consumer Discretionary	3.9
Utilities	3.8
Money Market	2.0
Health Care	0.3
Liabilities in excess of other assets	(1.9)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Value	56.3
Large-Cap Growth	28.0
Mid-Cap Value	8.4
Mid-Cap Growth	6.0
Small-Cap Value	0.7
Small-Cap Growth	0.3
Other	0.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Gazprom OAO ADR	3.7
LUKOIL OAO ADR	3.1
Infosys Ltd. ADR	2.4
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4
China Mobile Ltd.	2.4
Petroleo Brasileiro SA (Preference)	2.1
ICICI Bank Ltd. ADR	2.0
Surgutneftegas OJSC ADR	2.0
China Construction Bank Corp., H-Shares	1.7
Petroleo Brasileiro SA	1.5
Total	23.3

Manager's Analysis (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (ticker: PXH)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
FTSE RAFI Emerging Markets Index	(8.51)%	23.86%	0.13%	0.54%
MSCI Emerging Markets IndexSM	(7.72)%	23.23%	(2.34)%	(9.20)%
MSCI EAFE® Index	(4.08)%	9.90%	(7.22)%	(26.36)%
S&P 500® Index	8.07%	11.41%	(2.60)%	(10.21)%
Fund
Net Asset Value ("NAV") Return	(10.16)%	19.35%	(2.40)%	(9.48)%
Share Price Return	(10.93)%	19.23%	(2.87)%	(11.24)%

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.85% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI Emerging Markets IndexSM and MSCI EAFE® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 835 and 1,137 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares Global Agriculture Portfolio (ticker: PAGG)

The PowerShares Global Agriculture Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the NASDAQ OMX Global Agriculture IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts based on the securities in the Index. The Index is designed to measure the overall performance of globally traded securities of the largest and most liquid companies involved in agriculture and farming-related activities.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (3.04)%. On an NAV basis, the Fund returned (1.93)%. Over this same year, the Index returned (0.83)% and the MSCI EAFE® Index returned (4.08)%. The Fund benefited most from its exposure to the United States, Switzerland and Chile. The Fund was hurt most from its exposure to Hong Kong, Israel and Singapore.

The Fund benefitted from its exposure to the chemicals industry, but was hurt by its exposure to the food products industry.

At the single stock level the Fund benefitted most from its exposure to Monsanto Co. (9.01% of net assets at October 31, 2011), Syngenta AG (8.31% of net assets at October 31, 2011) and CF Industries Holdings, Inc. (3.46% of net assets at October 31, 2011). The Fund was hurt most from its exposure to Mosaic Co. (The) (6.92% of net assets at October 31, 2011), Wilmar International Ltd. (7.97% of net assets at October 31, 2011) and China Agri-Industries Holdings Ltd. (0.97% of net assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Agricultural Chemicals	47.0
Agricultural Operations	28.3
Chemicals-Diversified	12.4
Sugar	3.6
Food-Miscellaneous/Diversified	1.8
Investment Companies	1.7
Pastoral & Agricultural	1.5
Transportation-Services	1.1
Consumer Products-Miscellaneous	0.9
Alternative Waste Technologies	0.5
Food-Wholesale/Distribution	0.5
Food-Dairy Products	0.3
Agricultural Biotechnology	0.2
Money Market Fund	0.2
Other assets less liabilities	0.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Monsanto Co.	9.0
Syngenta AG	8.3
Wilmar International Ltd.	8.0
Mosaic Co. (The)	6.9
Potash Corp. of Saskatchewan, Inc.	6.7
Archer-Daniels-Midland Co.	4.4
Israel Chemicals Ltd.	4.3
Sociedad Quimica y Minera de Chile SA, Class B	4.1
Agrium, Inc.	3.9
Yara International ASA	3.7
Total	59.3

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Growth	46.0
Large-Cap Value	31.0
Mid-Cap Value	15.9
Mid-Cap Growth	4.1
Small-Cap Value	1.6
Small-Cap Growth	1.4

Manager's Analysis (Continued)

PowerShares Global Agriculture Portfolio (ticker: PAGG)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
NASDAQ OMX Global Agriculture IndexSM	(0.83)%	23.95%	8.18%	27.79%
MSCI EAFE® Index	(4.08)%	9.90%	1.89%	5.95%
S&P 500® Index	8.07%	11.41%	4.65%	15.06%
Fund
Net Asset Value ("NAV") Return	(1.93)%	22.05%	6.72%	22.49%
Share Price Return	(3.04)%	21.50%	5.83%	19.31%

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137 and 500 common stocks, respectively.

† Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares Global Clean Energy Portfolio (ticker: PBD)

The PowerShares Global Clean Energy Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the WilderHill New Energy Global Innovation Index (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depository receipts and global depositary receipts based on the securities in the Index. The Index is comprised primarily of companies that focus on greener and generally renewable sources of energy and technologies facilitating cleaner energy. The modified equal weighted portfolio is rebalanced and reconstituted quarterly.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (29.20)%. On an NAV basis, the Fund returned (28.54)%. Over this same year, the Index returned (28.01)%, while the S&P Global Clean Energy Index returned (41.74)%, the MSCI World IndexSM returned 1.76% and the S&P 500® Index returned 8.07%. The main contributor to the Fund's negative performance was its allocation to China (16.71% of net assets on October 31, 2011). The performance of companies within the United States and Germany was also a significant drag on the Fund's performance. Canada and Belgium (Belgium securities are no longer held) were the top two countries contributing positively to the performance of the Fund. On a single stock level Renewable Energy Corp. ASA (1.57% of net assets on October 31, 2011), China Ming Yang Wind Power Group Ltd. ADR (0.46% of net assets on October 31, 2011) and Trony Solar Holdings Co. Ltd. (0.60% of net assets on October 31, 2011) were the largest detractors. Universal Display Corp. was a top positive contributor to the Fund (1.14% of net assets on October 31, 2011).

Manager's Analysis (Continued)

PowerShares Global Clean Energy Portfolio (ticker: PBD)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Money Market Fund	23.9
Energy-Alternate Sources	23.3
Power Conversion/Supply Equipment	14.9
Electronic Components-Semiconductors	12.8
Electric-Integrated	4.5
Electric-Generation	3.2
Building & Construction Products-Miscellaneous	3.0
Diversified Manufacturing Operations	2.9
Auto-Cars/Light Trucks	2.9
Batteries/Battery Systems	2.6
Miscellaneous Manufacturing	2.1
Electronic Measuring Instruments	1.9
Auto/Truck Parts & Equipment-Original	1.7
Building-Heavy Construction	1.7
Electronic Components-Miscellaneous	1.7
Sugar	1.6
Machinery Tools & Related Products	1.6
Independ Power Producer	1.6
Engineering/R&D Services	1.6
Lighting Products & Systems	1.6
Machinery-Electrical	1.4
Semiconductor Components- Integrated Circuits	1.4
Building Products-Air & Heating	1.3
Instruments-Controls	1.2
Medical-Biomedical/Genetics	1.1
Metal-Diversified	0.7
Filtration/Separation Products	0.7
Electric-Distribution	0.7
Metal Processors & Fabricators	0.6
Computers-Integrated Systems	0.6
Instruments-Scientific	0.5
Advanced Materials/Products	0.5
Chemicals-Specialty	0.5
Chemicals-Fibers	0.4
Aerospace/Defense	0.4
Superconductor Products & Systems	0.4
Semiconductor Equipment	0.4
Liabilities in excess of other assets	(23.9)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	2.1
GCL-Poly Energy Holdings Ltd.	2.1
China High Speed Transmission Equipment Group Co. Ltd.	2.0
Yingli Green Energy Holding Co. Ltd. ADR	2.0
SunPower Corp. Class A	1.9
Solarworld AG	1.9
Huaneng Renewables Corp. Ltd. H-Shares	1.8
GT Advanced Technologies, Inc.	1.8
China Suntien Green Energy Corp. Ltd., H-Shares	1.8
MEMC Electronic Materials, Inc.	1.7
Total	19.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Growth	31.1
Mid-Cap Growth	21.2
Small-Cap Value	18.4
Mid-Cap Value	14.2
Large-Cap Growth	11.0
Large-Cap Value	2.5
Other	1.6

Manager's Analysis (Continued)

PowerShares Global Clean Energy Portfolio (ticker: PBD)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
WilderHill New Energy Global Innovation Index	(28.01)%	(5.15)%	(17.60)%	(57.20)%
S&P Global Clean Energy Index	(41.74)%	(22.89)%	(28.35)%	(77.06)%
MSCI World IndexSM	1.76%	10.75%	(4.21)%	(17.30)%
S&P 500® Index	8.07%	11.41%	(2.33)%	(9.91)%
Fund
Net Asset Value ("NAV") Return	(28.54)%	(6.55)%	(18.94)%	(60.17)%
Share Price Return	(29.20)%	(7.38)%	(19.32)%	(60.98)%

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Global Clean Energy Index, MSCI World IndexSM and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 30, 1,500 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

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Manager's Analysis

PowerShares Global Coal Portfolio (ticker: PKOL)

The PowerShares Global Coal Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the NASDAQ OMX Global Coal IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts based on the securities in the Index. The Index is designed to measure the overall performance of globally traded securities of the largest and most liquid companies involved in the exploration for, and mining of coal, as well as other related activities in the coal industry.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (10.75)%. On an NAV basis, the Fund returned (9.58)%. Over this same year, the Index returned (7.96)% and the MSCI EAFE® Index returned (4.08)%. The Fund benefited most from its exposure to Australia. The Fund was hurt most from its exposure to China, Canada, Indonesia and Hong Kong (Hong Kong securities no longer held).

At the single stock level the Fund benefitted most from its exposure to New Hope Corp. Ltd. (4.11% of net assets at October 31, 2011), Massey Energy Corp. (security no longer held at October 31, 2011) and Coal & Allied Industries Ltd. (8.32% of net assets at October 31, 2011). The Fund was hurt most from its exposure to Alpha Natural Resources, Inc. (3.07% of net assets at October 31, 2011), Paladin Energy Ltd. (1.01% of net assets at October 31, 2011) and Cameco Corp. (6.22% of net assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Coal	86.4
Non-Ferrous Metals	10.0
Diversified Minerals	3.5
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Growth	38.7
Mid-Cap Growth	36.8
Large-Cap Value	18.5
Mid-Cap Value	3.5
Small-Cap Growth	1.4
Small-Cap Value	1.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
China Shenhua Energy Co. Ltd., H-Shares	8.5
Coal & Allied Industries Ltd.	8.3
Peabody Energy Corp.	7.6
CONSOL Energy, Inc.	7.1
Cameco Corp.	6.2
New Hope Corp. Ltd.	4.1
Banpu PCL	4.1
China Coal Energy Co. Ltd., H-Shares	4.1
PT Adaro Energy Tbk	4.0
PT Indo Tambangraya Megah Tbk	3.9
Total	57.9

Manager's Analysis (Continued)

PowerShares Global Coal Portfolio (ticker: PKOL)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
NASDAQ OMX Global Coal IndexSM	(7.96)%	30.71%	10.19%	35.33%
MSCI EAFE® Index	(4.08)%	9.90%	1.89%	5.95%
S&P 500® Index	8.07%	11.41%	4.65%	15.06%
Fund
Net Asset Value ("NAV") Return	(9.58)%	28.64%	7.91%	26.80%
Share Price Return	(10.75)%	27.58%	7.97%	27.00%

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares Global Gold and Precious Metals Portfolio (ticker: PSAU)

The PowerShares Global Gold and Precious Metals Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the NASDAQ OMX Global Gold and Precious Metals IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts based on the securities in the Index. The Index is designed to measure the overall performance of globally traded securities of the largest and most liquid companies involved in gold and other precious metals mining-related activities.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (0.54)%. On an NAV basis, the Fund returned 0.41%. Over this same year, the Index returned 1.06% and the MSCI EAFE® Index returned (4.08)%. The Fund benefited most from its exposure to Mexico, Canada and the United States. The Fund was hurt most from its exposure to South Africa, Australia and the United Kingdom.

At the single stock level the Fund benefitted most from its exposure to Industrias Penoles S.A.B. de C.V (3.64% of net assets at October 31, 2011), Fresnillo PLC (4.36% of net assets at October 31, 2011) and Goldcorp, Inc. (7.95% of net assets at October 31, 2011). The Fund was hurt most from its exposure to Anglo American Platinum Ltd. (4.24% of net assets at October 31, 2011), Agnico-Eagle Mines Ltd. (1.63% of net assets at October 31, 2011) and Newcrest Mining Ltd. (6.02% of net assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Gold Mining	73.2
Silver Mining	10.2
Platinum	9.4
Non-Ferrous Metals	3.6
Precious Metals	3.2
Diamonds/Precious Stones	0.2
Diversified Minerals	0.2
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Growth	50.1
Mid-Cap Growth	20.9
Large-Cap Value	17.7
Other	4.4
Small-Cap Growth	3.3
Mid-Cap Value	2.8
Small-Cap Value	0.8

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Barrick Gold Corp.	8.2
Goldcorp, Inc.	8.0
Newmont Mining Corp.	7.3
Newcrest Mining Ltd.	6.0
Fresnillo PLC	4.4
Anglo American Platinum Ltd.	4.2
AngloGold Ashanti Ltd.	3.8
Industrias Penoles S.A.B. de C.V.	3.6
Kinross Gold Corp.	3.6
Impala Platinum Holdings Ltd.	3.3
Total	52.4

Manager's Analysis (Continued)

PowerShares Global Gold and Precious Metals Portfolio (ticker: PSAU)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
NASDAQ OMX Global Gold and Precious Metals IndexSM	1.06%	41.70%	19.52%	74.36%
MSCI EAFE® Index	(4.08)%	9.90%	1.89%	5.95%
S&P 500® Index	8.07%	11.41%	4.65%	15.06%
Fund
Net Asset Value ("NAV") Return	0.41%	41.62%	18.97%	71.86%
Share Price Return	(0.54)%	40.71%	18.58%	70.13%

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares Global Nuclear Energy Portfolio (ticker: PKN)

The PowerShares Global Nuclear Energy Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the WNA Nuclear Energy IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts based on the securities in the Index. The Index is designed to track the overall performance of globally traded companies which are engaged in the nuclear energy industry with representation across reactors, utilities, construction, technology, equipment, service providers and fuels. The rules-based index is rebalanced quarterly from a universe of equity securities traded on recognized stock exchanges in the Americas, Europe, the Middle East, Africa and Asia/Pacific.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (13.10)%. On an NAV basis, the Fund returned (12.21)% and the MSCI EAFE® Index returned (4.08)%. Over this same year, the Index returned (11.58)%. The most significant detractors to Fund performance were France, Australia and Japan. Areva SA (7.87% of net assets on October 31, 2011) was the single largest detractor to Fund performance. Tokyo Electric Power Co., Inc. (The) (0.49% of net assets on October 31, 2011) and Paladin Energy Ltd. (2.42% of net assets on October 31, 2011) were also significant detractors to Fund performance.

On the positive side, the Fund's allocation to the United States (40.35% of net assets on October 31, 2011) generated positive returns for the Fund. Parker Hannifin Corp. (3.39% of net assets on October 31, 2011) and Thermo Fisher Scientific (security no longer held at October 31, 2011) were the top contributors as well.

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Electric-Integrated	25.5
Non-Ferrous Metals	15.8
Engineering/R&D Services	10.4
Energy-Alternate Sources	8.1
Electric Products-Miscellaneous	7.9
Diversified Manufacturing Operations	7.0
Electronic Components-Miscellaneous	5.6
Machinery-General Industrial	5.1
Auto/Truck Parts & Equipment-Original	2.6
Consulting Services	2.5
Machinery-Pumps	1.7
Building-Heavy Construction	1.2
Transportation-Marine	1.1
Wire & Cable Products	1.0
Chemicals-Specialty	0.9
Machinery-Material Handling	0.7
Electronic Measuring Instruments	0.7
Aerospace/Defense-Equipment	0.5
Semiconductor Equipment	0.5
Environmental Monitoring and Detection	0.4
Metal Processors & Fabricators	0.2
Protection-Safety	0.2
Commercial Services	0.2
Research and Development	0.1
Other assets less liabilities	0.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Areva SA	7.9
Toshiba Corp.	5.6
E.ON AG	3.7
Uranium One, Inc.	3.6
Parker Hannifin Corp.	3.4
Emerson Electric Co.	3.1
Exelon Corp.	3.0
Duke Energy Corp.	2.9
Denison Mines Corp.	2.9
Cameco Corp.	2.8
Total	38.9

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Value	37.1
Large-Cap Growth	26.8
Mid-Cap Growth	17.5
Small-Cap Value	7.6
Mid-Cap Value	6.5
Small-Cap Growth	4.0
Other	0.5

Manager's Analysis (Continued)

PowerShares Global Nuclear Energy Portfolio (ticker: PKN)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
WNA Nuclear Energy IndexSM	(11.58)%	9.39%	(9.54)%	(30.15)%
MSCI EAFE® Index	(4.08)%	9.90%	(5.30)%	(17.73)%
Fund
Net Asset Value ("NAV") Return	(12.21)%	8.48%	(9.39)%	(29.72)%
Share Price Return	(13.10)%	7.77%	(9.93)%	(31.21)%

Fund Inception: April 3, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares Global Steel Portfolio (ticker: PSTL)

The PowerShares Global Steel Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the NASDAQ OMX Global Steel IndexSM (the "Index"). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary recipts based on the securities in the Index. The Index is designed to measure the overall performance of globally traded securities of the largest and most liquid companies involved in the manufacturing and storage of iron and steel products.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (19.32)%. On an NAV basis, the Fund returned (18.82)%. Over this same year, the Index returned (16.86)% and the MSCI EAFE® Index returned (4.08)%. The Fund benefited most from its exposure to Canada. The Fund was hurt most from its exposure to Japan, Luxembourg and Brazil.

At the single stock level the Fund benefitted most from its exposure to Nucor Corp. (2.91% of net assets at October 31, 2011), Consolidated Thompson Iron Mines (security no longer held at October 31, 2011) and Kumba Iron Ore Ltd. (4.57% of net assets at October 31, 2011). The Fund was hurt most from its exposure to JFE Holdings, Inc. (2.87% of net assets at October 31, 2011), POSCO (7.28% of net assets at October 31, 2011) and ArcelorMittal SA (7.86% of net assets at October 31, 2011). For the year, the Fund's return trailed that of the Index primarily as a result of foreign withholding taxes and fair valuation adjustments to certain of the Fund's holdings. Foreign withholding taxes are deducted from the Fund's income but are not factored into the price nor return of the Index. As discussed in the Notes to the Financial Statements, because trading hours for certain foreign securities end before the close of the New York Stock Exchange, closing market quotations on the local exchange may become unreliable and the Fund may fair value the security. This occurred on the last day of the fiscal year, October 31, 2011. The Index does not utilize fair valuation procedures and simply relies on quotations as of the local markets' close.

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Steel-Producers	65.5
Metal-Iron	17.0
Diversified Minerals	8.1
Steel-Specialty	4.6
Metal Processors & Fabricators	2.0
Steel Pipe & Tube	1.3
Diversified Manufacturing Operations	0.9
Machinery-General Industrial	0.3
Other assets less liabilities	0.3

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Value	47.6
Large-Cap Growth	22.8
Mid-Cap Value	15.3
Mid-Cap Growth	10.2
Small-Cap Growth	2.6
Small-Cap Value	1.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Vale SA	8.2
ArcelorMittal SA	7.9
POSCO	7.3
Kumba Iron Ore Ltd.	4.6
Novolipetsk Steel OJSC GDR	3.9
Nippon Steel Corp.	3.8
Fortescue Metals Group Ltd.	3.8
ThyssenKrupp AG	3.6
Severstal GDR	3.6
China Steel Corp.	3.4
Total	50.1

Manager's Analysis (Continued)

PowerShares Global Steel Portfolio (ticker: PSTL)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
NASDAQ OMX Global Steel IndexSM	(16.86)%	13.29%	(4.22)%	(12.57)%
MSCI EAFE® Index	(4.08)%	9.90%	1.89%	5.95%
S&P 500® Index	8.07%	11.41%	4.65%	15.06%
Fund
Net Asset Value ("NAV") Return	(18.82)%	10.79%	(9.08)%	(25.68)%
Share Price Return	(19.32)%	10.18%	(9.01)%	(25.50)%

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares Global Water Portfolio (ticker: PIO)

The PowerShares Global Water Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Palisades Global Water Index (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts based on the securities in the Index. The Index whose business stand to benefit substantially from the quantity and/or quality issues associated with the global management of water resources is comprised of global water companies. The modified equal weighted portfolio is rebalanced and reconstituted quarterly.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (7.92)%. On an NAV basis, the Fund returned (6.68)%. Over this same year, the Index returned (6.21)%, while the S&P Global Water Index returned 4.60% and the S&P 500® Index returned 8.07%.

The Fund was primarily hurt by negative returns from water companies in France, Singapore, Finland and Malaysia. In particular, Veolia Environnement SA (3.72% of net assets at October 31, 2011), Hyflux Ltd. (4.00% of net assets at October 31, 2011) and Uponor Oyj (4.19% of net assets at October 31, 2011) were the most significant detractors to Fund performance. On the positive side, the U.S. allocation (28.59% of net assets at October 31, 2011) in the portfolio generated positive returns. Along with the United States, allocations to Brazil, Hong Kong, Japan and Switzerland all contributed positively to the Fund's performance.

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Environmental Control	21.9
Water	17.2
Machinery-Diversified	16.9
Miscellaneous Manufacturing	9.1
Engineering & Construction	6.6
Building Materials	6.4
Electronics	5.7
Chemicals	5.1
Metal Fabricate/Hardware	4.5
Commercial Services	4.0
Holding Companies-Diversified	1.6
Other assets less liabilities	1.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Mid-Cap Value	46.6
Small-Cap Value	29.5
Mid-Cap Growth	9.3
Small-Cap Growth	8.7
Large-Cap Value	5.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Kemira Oyj	5.1
Nalco Holding Co.	5.0
Pentair, Inc.	4.9
Tetra Tech, Inc.	4.6
Valmont Industries, Inc.	4.5
Geberit AG	4.3
KSB AG	4.3
Arcadis NV	4.3
Suez Environnement Co.	4.2
Uponor Oyj	4.2
Total	45.4

Manager's Analysis (Continued)

PowerShares Global Water Portfolio (ticker: PIO)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Palisades Global Water Index	(6.21)%	13.65%	(5.93)%	(23.50)%
S&P Global Water Index	4.60%	12.82%	(1.74)%	(7.46)%
S&P 500® Index	8.07%	11.41%	(2.33)%	(9.91)%
Fund
Net Asset Value ("NAV") Return	(6.68)%	13.35%	(6.94)%	(27.04)%
Share Price Return	(7.92)%	13.47%	(7.64)%	(29.42)%

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Global Water Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 50 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares Global Wind Energy Portfolio (ticker: PWND)

The PowerShares Global Wind Energy Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the NASDAQ OMX Clean Edge® Global Wind Energy Index (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and depository receipts based on the securities in the Index. The Index is designed to measure the performance of global companies engaged in the wind energy industry, which are primarily manufacturers, developers, distributors, installers and users of energy derived from wind sources.

For the fiscal year ended October 31, 2010, on a share price basis, the Fund returned (25.14)%. On an NAV basis, the Fund returned (23.71)%. Over this same year, the Index returned (23.03)%, the MSCI EAFE® Index returned (4.08)% and the S&P 500® Index returned 8.07%. China was the most significant detractor to Fund performance. Three Chinese positions held in the Fund were all significant detractors to Fund performance. These securities included China Longyuan Power Group Corp., H-Shares (10.99% of net assets on October 31, 2011), China High Speed Transmission Equipment Group Co. Ltd. (4.62% of net assets on October 31, 2011) and China Ming Yang Wind Power Group (security no longer held at October 31, 2011). The United States and Denmark also contributed negatively to Fund performance. On the positive side, Belgium and Spain were significant beneficial contributors to Fund performance.

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Energy-Alternate Sources	58.8
Electrical Components & Equipment	24.3
Electric	5.4
Chemicals	5.1
Miscellaneous Manufacturing	3.5
Engineering & Construction	1.5
Distribution/Wholesale	0.8
Machinery-Diversified	0.4
Money Market Fund	0.1
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Mid-Cap Growth	32.0
Large-Cap Growth	28.1
Small-Cap Growth	22.2
Small-Cap Value	7.7
Large-Cap Value	5.1
Mid-Cap Value	4.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Enel Green Power SpA	11.0
China Longyuan Power Group Corp., H-Shares	11.0
EDP Renovaveis SA	10.7
Vestas Wind Systems A/S	9.0
China High Speed Transmission Equipment Group Co. Ltd.	4.6
Nordex SE	4.6
REpower Systems SE	4.3
Innergex Renewable Energy, Inc.	4.2
Huaneng Renewables Corp. Ltd., H-Shares	4.2
Gamesa Corp. Tecnologica SA	4.0
Total	67.6

Manager's Analysis (Continued)

PowerShares Global Wind Energy Portfolio (ticker: PWND)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
NASDAQ OMX Clean Edge® Global Wind Energy Index	(23.03)%	(6.46)%	(27.30)%	(65.46)%
MSCI EAFE® Index	(4.08)%	9.90%	(5.04)%	(15.83)%
S&P 500® Index	8.07%	11.41%	1.60%	5.44%
Fund
Net Asset Value ("NAV") Return	(23.71)%	(8.17)%	(28.64)%	(67.54)%
Share Price Return	(25.14)%	(9.60)%	(29.24)%	(68.44)%

Fund Inception: July 1, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares MENA Frontier Countries Portfolio (ticker: PMNA)

The PowerShares MENA Frontier Countries Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the NASDAQ OMX Middle East North Africa IndexSM (the "Index"). The Fund will invest at least 90% of its total assets in securities that comprise the Index and American depositary receipts and global depositary receipts based on the securities in the Index. The Index is designed to measure the performance of the largest and most liquid stocks of companies that have the majority of their assets or services residing in MENA frontier market countries, which include Egypt, Morocco, Oman, Lebanon, Jordan, Kuwait, Bahrain, Qatar and United Arab Emirates (Index currently includes the emirates of Dubai and Abu Dhabi).

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (16.21)%. On an NAV basis, the Fund returned (14.22)%. Over this same year, the Index returned (12.11)%, while the MSCI Emerging Markets IndexSM returned (7.72)% and the MSCI EAFE® Index returned (4.08)%. From a geographic standpoint, securities located within the following countries detracted most from Fund performance: Egypt, United Arab Emirates, Kuwait and Jordan, while securities of issuers located in Qatar benefitted performance. Individual securities contributing most to the Fund's total return were: Qatar National Bank SAQ (7.50% of net assets at October 31, 2011) and Masraf Al Rayan (2.60% of net assets at October 31, 2011). Individual securities detracting most from the Fund's total return included: Arab Bank PLC (7.73% of net assets at October 31, 2011) and Emaar Properties PJSC (5.97% of net assets at October 31, 2011).

The Fund underperformed the Index net of expenses primarily due to foreign withholding taxes incurred by the Fund, which are not reflected in the performance of the Index, and liquidity and timing issues related to creation and redemption activity.

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Banks	51.8
Telecommunications	16.0
Real Estate	11.7
Engineering & Construction	7.0
Commercial Services	3.3
Diversified Financial Services	2.4
Oil & Gas	1.8
Transportation	1.4
Electric	1.3
Chemicals	1.3
Airlines	1.0
Electrical Components & Equipment	0.4
Iron/Steel	0.4
Other assets less liabilities	0.2

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Mid-Cap Growth	32.7
Mid-Cap Value	24.7
Large-Cap Growth	22.8
Large-Cap Value	10.2
Small-Cap Value	5.0
Small-Cap Growth	4.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
National Bank of Kuwait SAK	9.4
Arab Bank PLC	7.7
Qatar National Bank SAQ	7.5
Orascom Construction Industries	6.5
Emaar Properties PJSC	6.0
Mobile Telecommunications Co. KSC	5.2
Maroc Telecom	5.0
Commercial International Bank Egypt SAE	4.3
Ahli United Bank BSC	4.1
DP World Ltd.	3.3
Total	59.0

Manager's Analysis (Continued)

PowerShares MENA Frontier Countries Portfolio (ticker: PMNA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
NASDAQ OMX Middle East North Africa IndexSM	(12.11)%	(4.16)%	(17.03)%	(46.11)%
MSCI EAFE® Index	(4.08)%	9.90%	(5.04)%	(15.83)%
MSCI Emerging Markets IndexSM	(7.72)%	23.23%	(0.21)%	(0.71)%
S&P 500® Index	8.07%	11.41%	1.60%	5.44%
Fund
Net Asset Value ("NAV") Return	(14.22)%	(7.30)%	(19.72)%	(51.69)%
Share Price Return	(16.21)%	(8.21)%	(20.00)%	(52.25)%

Fund Inception: July 9, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.95% (0.70% after fee waiver) is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index and MSCI Emerging Markets IndexSM (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137 and 835 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2011

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
PIZ	PowerShares DWA Developed Markets Technical Leaders Portfolio	12/28/07	969	131	129	179	71	17	35
PIE	PowerShares DWA Emerging Markets Technical Leaders Portfolio	12/28/07	969	90	94	208	89	35	45
PFA	PowerShares Dynamic Developed International Opportunities Portfolio	06/13/07	1,107	137	118	147	82	34	32
PXR	PowerShares Emerging Markets Infrastructure Portfolio	10/16/08	767	97	99	170	61	41	53
PAF	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	06/25/07	1,099	122	118	202	127	53	52
PXF	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	06/25/07	1,099	131	138	279	139	50	45
PDN	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	09/27/07	1,033	66	96	156	157	104	90
PXH	PowerShares FTSE RAFI Emerging Markets Portfolio	09/27/07	1,033	110	135	294	144	37	27
PAGG	PowerShares Global Agriculture Portfolio	09/18/08	786	107	118	185	59	31	23
PBD	PowerShares Global Clean Energy Portfolio	06/13/07	1,107	129	134	206	94	54	26
PKOL	PowerShares Global Coal Portfolio	09/18/08	786	113	104	135	34	23	36
PSAU	PowerShares Global Gold and Precious Metals Portfolio	09/18/08	786	113	126	162	65	28	41
PKN	PowerShares Global Nuclear Energy Portfolio	04/03/08	904	135	140	124	52	11	9
PSTL	PowerShares Global Steel Portfolio	09/18/08	786	103	97	132	64	35	22
PIO	PowerShares Global Water Portfolio	06/13/07	1,107	174	197	223	69	22	15
PWND	PowerShares Global Wind Energy Portfolio	07/01/08	842	107	112	126	59	23	42
PMNA	PowerShares MENA Frontier Countries Portfolio	07/09/08	837	60	62	125	86	40	75

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PIZ	112	82	124	47	24	18
PIE	89	74	119	75	18	33
PFA	160	115	153	72	31	26
PXR	82	61	65	28	1	9
PAF	85	87	124	76	31	22
PXF	90	59	92	48	19	9
PDN	75	51	101	60	41	36
PXH	96	68	73	31	11	7
PAGG	103	59	79	16	5	1
PBD	151	123	128	38	14	10
PKOL	113	86	91	34	10	7
PSAU	87	59	64	24	7	10
PKN	162	118	106	30	5	12
PSTL	115	81	102	22	2	11
PIO	151	92	98	34	10	22
PWND	122	83	92	56	14	6
PMNA	60	59	113	74	38	45

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2011.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ) Actual	$1,000.00	$811.00	0.80%	$3.65
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE) Actual	$1,000.00	$848.59	0.90%	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
PowerShares Dynamic Developed International Opportunities Portfolio (PFA) Actual	$1,000.00	$819.42	0.75%	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Emerging Markets Infrastructure Portfolio (PXR) Actual	$1,000.00	$738.18	0.75%	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) Actual	$1,000.00	$848.89	0.80%	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) Actual	$1,000.00	$818.22	0.75%	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) Actual	$1,000.00	$871.56	0.75%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) Actual	$1,000.00	$818.63	0.85%	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
PowerShares Global Agriculture Portfolio (PAGG) Actual	$1,000.00	$889.74	0.75%	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Global Clean Energy Portfolio (PBD) Actual	$1,000.00	$643.49	0.75%	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Global Coal Portfolio (PKOL) Actual	$1,000.00	$769.45	0.75%	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Global Gold and Precious Metals Portfolio (PSAU) Actual	$1,000.00	$895.14	0.75%	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Global Nuclear Energy Portfolio (PKN) Actual	$1,000.00	$819.74	0.75%	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Global Steel Portfolio (PSTL) Actual	$1,000.00	$726.28	0.75%	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Global Water Portfolio (PIO) Actual	$1,000.00	$816.07	0.75%	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Global Wind Energy Portfolio (PWND) Actual	$1,000.00	$689.78	0.75%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares MENA Frontier Countries Portfolio (PMNA) Actual	$1,000.00	$903.70	0.70%	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	0.70%	$3.57

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the one year data in the Financial Highlights.

Schedule of Investments

PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—12.8%
242,648	Challenger Financial Services Group Ltd.	$1,176,490
48,925	Coca-Cola Amatil Ltd.	638,456
219,778	Fortescue Metals Group Ltd.	1,130,892
1,112,112	Goodman Group REIT	737,435
140,103	Incitec Pivot Ltd.	520,248
142,004	MAP Group LLC	513,748
16,304	Newcrest Mining Ltd.	579,820
83,057	Oil Search Ltd.	578,063
19,420	Orica Ltd.	535,695
50,693	Origin Energy Ltd.	773,934
14,786	Wesfarmers Ltd.	509,207
20,805	Woolworths Ltd.	525,560
		8,219,548
	Belgium—0.8%
11,686	Umicore SA	507,163
	Bermuda—1.4%
26,329	Seadrill Ltd.	878,994
	Canada—15.9%
7,245	Agrium, Inc.	596,191
9,581	ATCO Ltd., Class I	587,255
8,792	Barrick Gold Corp.	435,595
8,268	Canadian National Railway Co.	649,953
35,657	CGI Group, Inc., Class A*	732,346
2,331	Fairfax Financial Holdings Ltd.	977,858
14,058	Fortis, Inc.	476,974
10,439	Goldcorp, Inc.	509,841
12,737	Metro, Inc., Class A	626,303
7,406	National Bank of Canada	530,443
14,146	Onex Corp.	470,703
10,628	Saputo, Inc.	440,635
21,113	Shaw Communications, Inc., Class B	429,169
44,702	Silver Wheaton Corp.	1,549,099
14,168	SNC-Lavalin Group, Inc.	714,498
9,464	Tim Hortons, Inc.	467,459
		10,194,322
	China—0.8%
368,000	PICC Property & Casualty Co. Ltd., H-Shares	521,314
	Finland—0.7%
16,604	Sampo Oyj, Class A	462,490
	France—6.1%
4,169	Christian Dior SA	594,866
7,768	Iliad SA	916,408
3,322	LVMH Moet Hennessy Louis Vuitton SA	557,181
4,095	PPR	644,851

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,903	Sodexo	$503,657
7,154	Technip SA	685,715
		3,902,678
	Germany—2.5%
7,346	Fresenius Medical Care AG & Co. KGaA	540,692
8,390	SGL Carbon SE*	527,777
18,459	Suedzucker AG	545,699
		1,614,168
	Hong Kong—4.1%
126,000	Hang Lung Group Ltd.	774,011
62,000	Power Assets Holdings Ltd.	473,883
276,000	Tingyi (Cayman Islands) Holding Corp.	792,634
103,000	Wharf Holdings Ltd. (The)	557,115
		2,597,643
	Italy—0.9%
12,821	Saipem SpA	579,400
	Japan—11.7%
21,400	Acom Co. Ltd.*	388,068
11,800	Aisin Seiki Co. Ltd.	383,926
188,000	Aozora Bank Ltd.	482,206
5,300	Daito Trust Construction Co. Ltd.	477,153
3,397	FANUC Corp.	563,299
35,000	Hitachi Metals Ltd.	406,220
122,000	Isuzu Motors Ltd.	531,965
23,996	JGC Corp.	689,029
221,500	Leopalace21 Corp.*	619,262
63,500	Mitsubishi Chemical Holdings Corp.	394,152
10,000	Nitto Denko Corp.	430,907
5,500	Oriental Land Co. Ltd.	550,882
30,800	Sega Sammy Holdings, Inc.	682,952
26,300	SoftBank Corp.	872,900
		7,472,921
	Luxembourg—0.7%
17,590	SES SA FDR	453,889
	Netherlands—0.7%
14,977	European Aeronautic Defence and Space Co. NV	446,417
	Norway—2.7%
20,374	Schibsted ASA	538,312
31,420	Telenor ASA	566,357
13,018	Yara International ASA	626,059
		1,730,728
	Portugal—1.1%
39,765	Jeronimo Martins SGPS SA	693,302

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Singapore—3.2%
98,000	Fraser and Neave Ltd.	$482,288
27,000	Jardine Cycle & Carriage Ltd.	981,465
135,000	Wilmar International Ltd.	589,958
		2,053,711
	Spain—1.7%
7,217	Industria de Diseno Textil SA (Inditex)	661,957
9,370	Red Electrica Corporacion SA	457,098
		1,119,055
	Switzerland—10.2%
34,743	ABB Ltd.*	667,091
912	Banque Cantonale Vaudoise	477,575
894	Barry Callebaut AG*	856,733
12,224	Compagnie Financiere Richemont SA	705,393
3,116	Geberit AG*	645,887
7,939	Nestle SA	464,050
5,688	Schindler Holding AG, Registered Shares	674,748
332	SGS SA	575,700
1,710	Swatch Group AG NVTG	729,715
2,348	Syngenta AG*	723,976
		6,520,868
	United Kingdom—22.0%
50,199	AMEC PLC	749,898
39,209	Antofagasta PLC	738,562
149,386	ARM Holdings PLC	1,409,370
11,831	British American Tobacco PLC	547,017
71,059	Burberry Group PLC	1,538,079
37,385	Capita Group PLC (The)	438,393
132,362	Carphone Warehouse Group PLC	749,896
64,553	Compass Group PLC	589,744
151,814	GKN PLC	466,317
128,602	Kingfisher PLC	537,416
337,333	Legal & General Group PLC	601,661
80,207	Meggitt PLC	497,912
14,242	Next PLC	587,574
37,709	Pennon Group PLC	423,324
55,407	Petrofac Ltd.	1,284,250
10,849	Rio Tinto PLC	592,760
15,402	SABMiller PLC	564,703
16,667	Shire PLC	524,862
40,520	Weir Group PLC (The)	1,255,091
		14,096,829
	Total Investments (Cost $63,341,623)—100.0%	64,065,440
	Other assets less liabilities—0.0%	9,538
	Net Assets—100.0%	$64,074,978

Investment Abbreviations:

FDR—Fiduciary Depositary Receipts

NVTG—Non-Voting Shares

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Brazil—2.4%
21,255	Cia de Saneamento Basico do Estado de Sao Paulo ADR*	$1,153,296
79,380	Cia Paranaense de Energia ADR	1,601,889
51,175	CPFL Energia SA ADR	1,330,038
		4,085,223
	Cayman Islands—2.0%
114,479	New Oriental Education & Technology Group, Inc. ADR*	3,393,157
	Chile—1.2%
85,361	Lan Airlines SA ADR	2,140,000
	China—7.7%
13,600	Baidu, Inc. ADR*	1,906,448
307,372	China Shenhua Energy Co. Ltd., H-Shares	1,406,851
1,998,656	China Southern Airlines Co. Ltd., H-Shares*	1,115,916
127,186	Focus Media Holding Ltd. ADR*	3,456,916
556,454	Jiangxi Copper Co. Ltd., H-Shares	1,345,697
50,524	NetEase.com, Inc. ADR*	2,393,322
21,362	SINA Corp.*	1,736,517
		13,361,667
	Hong Kong—1.9%
60,278	China Unicom (Hong Kong) Ltd. ADR	1,212,191
237,056	Hengan International Group Co. Ltd.	2,055,890
		3,268,081
	India—0.9%
49,661	HDFC Bank Ltd. ADR	1,572,267
	Indonesia—12.0%
573,084	PT Astra Agro Lestari Tbk	1,372,564
332,205	PT Astra International Tbk	2,561,560
32,023,344	PT Bakrie Telecom Tbk *	1,060,588
1,169,342	PT Bank Central Asia Tbk	1,060,423
6,210,916	PT Bank Negara Indonesia (Persero) Tbk	2,783,506
17,152,752	PT Ciputra Development Tbk	940,471
3,094,052	PT Fajar Surya Wisesa Tbk	1,034,003
7,622,176	PT Holcim Indonesia Tbk	1,645,779
748,136	PT Indocement Tunggal Prakarsa Tbk	1,366,820
1,566,104	PT Indofood Sukses Makmur Tbk	919,521
1,310,448	PT Semen Gresik (Persero) Tbk	1,394,334
1,009,984	PT Sinar Mas Agro Resources & Technology Tbk	722,954
592,664	PT Tambang Batubara Bukit Asam Tbk	1,215,363
966,988	PT United Tractors Tbk	2,659,753
		20,737,639
	Malaysia—21.1%
1,727,000	AirAsia Bhd	2,170,348
877,200	Alliance Financial Group Bhd	1,003,955
820,300	AMMB Holdings Bhd	1,590,232

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,621,600	Berjaya Corp. Bhd	$880,301
649,100	Boustead Holdings Bhd	1,126,775
2,162,700	Dialog Group Bhd	1,679,428
103,500	DiGi.Com Bhd	1,065,752
2,476,800	DRB-Hicom Bhd	1,679,407
424,000	Genting Bhd	1,476,794
399,800	Hong Leong Financial Group Bhd	1,547,445
550,900	IJM Corp. Bhd	1,017,614
2,365,400	Kencana Petroleum Bhd	1,982,575
223,900	Kuala Lumpur Kepong Bhd	1,527,735
694,300	Malaysia Airports Holdings Bhd	1,425,902
1,570,000	Malaysian Resources Corp. Bhd	1,025,026
1,689,100	Media Prima Bhd	1,391,639
1,372,600	MMC Corp. Bhd	1,200,006
1,478,300	Multi-Purpose Holdings Bhd	1,272,786
53,100	Nestle (Malaysia) Bhd	871,378
750,979	Parkson Holdings Bhd	1,363,271
265,200	Petronas Dagangan Bhd	1,402,974
10,699	Pharmaniaga Bhd*	20,575
174,100	PPB Group Bhd	964,199
663,500	RHB Capital Bhd	1,659,126
2,269,500	SapuraCrest Petroleum Bhd	2,984,657
742,200	Telekom Malaysia Bhd	1,022,023
1,465,100	Wah Seong Corp. Bhd	1,010,941
		36,362,864
	Mexico—12.7%
303,600	Alfa SAB de CV, Class A	3,547,231
185,596	Coca-Cola Femsa SAB de CV, Series L	1,689,152
2,271,552	Controladora Comercial Mexicana SAB de CV*	3,320,592
249,608	Fomento Economico Mexicano SAB de CV	1,695,133
1,213,340	Gruma SAB de CV, Class B*	2,401,148
18,503	Grupo Elektra SAB de CV	1,443,013
177,276	Grupo Modelo SAB de CV, Series C	1,141,315
68,768	Industrias Penoles SAB de CV	2,840,844
639,600	Mexichem SAB de CV	2,231,804
369,580	Promotora y Operadora de Infraestructura SAB de CV*	1,509,916
		21,820,148
	Philippines—0.7%
580,976	Jollibee Foods Corp.	1,229,309
	South Africa—7.2%
180,354	Aspen Pharmacare Holdings Ltd.*	2,172,007
76,655	Exxaro Resources Ltd.	1,726,962
75,529	Harmony Gold Mining Co. Ltd.	992,421
34,877	Kumba Iron Ore Ltd.	2,070,445
44,613	Naspers Ltd., Class N	2,126,891
83,140	Omnia Holdings Ltd.*	831,768

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
94,290	Palabora Mining Co. Ltd.	$1,361,244
77,496	Shoprite Holdings Ltd.	1,140,127
		12,421,865
	South Korea—15.2%
17,320	CJ O Shopping Co. Ltd.	4,628,128
47,809	Dongbu Insurance Co. Ltd.	2,012,729
13,034	Hyundai Motor Co.	2,624,897
86,506	Kia Motors Corp.	5,546,062
16,107	KT&G Corp.	1,010,139
3,453	LG Household & Health Care Ltd.	1,559,500
17,366	Samsung C&T Corp.	1,073,732
17,403	Samsung Engineering Co. Ltd.	3,554,555
50,764	SFA Engineering Corp.	2,337,929
17,151	S-Oil Corp.	1,779,815
		26,127,486
	Thailand—11.9%
7,525,060	Asian Property Development PCL	1,100,723
931,719	Bangkok Dusit Medical Services PCL	2,035,010
101,653	Banpu PCL	2,056,352
1,098,116	BEC World PCL	1,328,278
555,268	Big C Supercenter PCL	1,981,301
1,175,708	Central Pattana PCL	1,234,245
5,274,540	Charoen Pokphand Foods PCL	5,148,794
10,991,440	Italian-Thai Development PCL	1,316,840
314,244	Kasikornbank PCL	1,252,846
4,703,624	Land & Houses PCL	863,297
186,188	PTT Exploration & Production PCL	966,945
319,283	Siam Commercial Bank PCL	1,206,680
		20,491,311
	Turkey—2.4%
67,624	Anadolu Efes Biracilik ve Malt Sanayii AS	822,144
402,220	Aygaz AS	2,193,966
307,531	Turkiye Garanti Bankasi AS	1,082,360
		4,098,470
	United Kingdom—0.6%
32,045	BHP Billiton PLC	1,012,972
	Total Common Stocks and Other Equity Interests (Cost $162,315,570)	172,122,459
	Money Market Fund—0.6%
971,287	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $971,287)	971,287
	Total Investments (Cost $163,286,857)—100.5%	173,093,746
	Liabilities in excess of other assets—(0.5)%	(823,180)
	Net Assets—100.0%	$172,270,566

Investment Abbreviations:

ADR—American Depositary Receipts

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Developed International Opportunities Portfolio (PFA)

October 31, 2011

Number of Shares		Value
	Common Stocks—100.0%
	Austria—0.7%
2,802	Erste Group Bank AG	$60,968
2,517	Voestalpine AG	87,768
		148,736
	Belgium—0.8%
1,267	Delhaize Group SA	83,660
3,552	KBC Groep NV	80,409
		164,069
	Bermuda—0.8%
12,173	Catlin Group Ltd.	78,024
6,354	Lancashire Holdings Ltd.	73,535
		151,559
	Canada—2.9%
1,249	ATCO Ltd., Class I	76,556
1,267	Bank of Montreal	75,121
1,303	Empire Co. Ltd., Class A	79,931
3,195	Petrominerales Ltd.	84,600
3,434	Power Corp. of Canada	86,779
7,782	Quadra FNX Mining Ltd.*	90,101
16,510	Sherritt International Corp.	95,245
38,830	Sino-Forest Corp.*	—
		588,333
	Cayman Islands—0.4%
261,000	GCL-Poly Energy Holdings Ltd.	86,720
	China—5.2%
94,000	Agile Property Holdings Ltd.	86,797
104,000	Air China Ltd., H-Shares	82,235
223,000	Bank of China Ltd., H-Shares	80,986
119,800	Bank of Communications Co. Ltd., H-Shares	83,929
86,000	China National Building Material Co. Ltd., H-Shares	113,411
76,000	China Petroleum & Chemical Corp. (Sinopec), H-Shares	72,819
58,000	Dongfeng Motor Group Co. Ltd., H-Shares	96,505
145,000	Industrial & Commercial Bank of China Ltd., H-Shares	92,247
62,000	PICC Property & Casualty Co. Ltd., H-Shares	87,830
111,000	Soho China Ltd.	80,337
98,000	Yangzijiang Shipbuilding Holdings Ltd.	73,987
32,000	Yanzhou Coal Mining Co. Ltd., H-Shares	82,627
		1,033,710
	Cyprus—0.5%
22,632	Songa Offshore SE*	91,932
	Denmark—0.4%
3,774	H. Lundbeck A/S	77,254

Number of Shares		Value
	Common Stocks (Continued)
	France—6.7%
1,161	Arkema SA	$80,053
2,017	BNP Paribas SA	92,417
17,670	Bull*	84,536
5,052	CNP Assurances	78,005
11,548	Credit Agricole SA	91,424
1,267	Faiveley Transport	87,627
3,463	Faurecia	93,271
1,553	FFP	73,215
4,516	France Telecom SA	82,138
2,303	Nexity	67,087
3,177	Plastic Omnium SA	89,955
3,016	Societe Generale SA	88,762
1,694	Total SA	89,349
1,696	Valeo SA	86,438
3,588	Vivendi SA	81,324
1,161	Wendel	87,381
		1,352,982
	Germany—9.5%
821	Allianz SE	92,997
1,446	Aurubis AG	82,511
1,035	Bayerische Motoren Werke AG (BMW)	85,260
1,267	Continental AG*	95,766
2,106	Deutsche Bank AG	89,136
5,515	Deutsche Lufthansa AG	75,939
5,657	Deutsche Post AG	86,873
732	Draegerwerk AG & Co. KGaA (Preference)	77,514
2,249	Duerr AG	99,127
6,122	Freenet AG	79,797
1,643	Hannover Rueckversicherung AG	82,167
1,232	Hochtief AG	90,713
9,157	Infineon Technologies AG	83,390
1,463	Lanxess AG	86,910
2,285	Leoni AG	96,921
633	Muenchener Rueckversicherungs- Gesellschaft AG	86,048
1,643	Porsche Automobil Holding SE (Preference)	97,132
1,428	Rheinmetall AG	76,703
2,052	RWE AG	88,569
3,873	Sixt AG	82,463
589	Volkswagen AG	93,491
713	Wacker Chemie AG	72,707
		1,902,134
	Greece—0.4%
14,298	JUMBO SA	78,375
598	Mytilineos Holdings SA*	2,819
		81,194
	Hong Kong—2.2%
47,000	CNOOC Ltd.	92,365
90,000	First Pacific Co. Ltd.	94,578

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Developed International Opportunities Portfolio (PFA)

October 31, 2011

Number of Shares		Value
	Common Stocks (Continued)
3,000	Jardine Strategic Holdings Ltd.	$88,350
23,500	Kerry Properties Ltd.	87,313
24,000	Wheelock & Co. Ltd.	71,397
		434,003
	Ireland—0.5%
842,107	Irish Bank Resolution Corp. Ltd.*	—
6,282	Seagate Technology PLC	101,454
		101,454
	Israel—1.6%
19,937	Bank Hapoalim BM	78,313
22,757	Bank Leumi Le-Israel	80,004
48,585	Israel Discount Bank Ltd., Class A*	81,340
8,389	Mizrahi Tefahot Bank Ltd.	73,150
		312,807
	Italy—4.6%
4,622	Assicurazioni Generali SpA	84,001
13,458	Astaldi SpA	80,191
7,604	Autostrada Torino-Milano SpA	80,500
8,121	Brembo SpA	87,842
3,410	Danieli & C. Officine Meccaniche SpA	87,420
17,545	Enel SpA	83,448
3,838	EXOR SpA (Preference)	80,459
13,244	Fiat SpA	82,019
48,406	Intesa Sanpaolo SpA	87,164
10,282	Pirelli & C. SpA	91,784
8,710	Recordati SpA	76,658
		921,486
	Japan—37.4%
2,300	Aisin Seiki Co. Ltd.	74,833
34,000	Aozora Bank Ltd.	87,207
8,000	Asahi Glass Co. Ltd.	71,818
12,996	Asahi Kasei Corp.	78,334
3,496	Bridgestone Corp.	83,438
6,500	Brother Industries Ltd.	86,694
12,000	Calsonic Kansei Corp.	72,177
9	Central Japan Railway Co.	77,332
3,902	Century Tokyo Leasing Corp.	79,816
13,000	Daicel Corp.	75,191
12,000	Daido Steel Co. Ltd.	74,639
4,000	Daihatsu Motor Co. Ltd.	72,074
3,600	Daiichikosho Co. Ltd.	70,038
12,000	Dainippon Screen Manufacturing Co. Ltd.	94,799
6,900	Dainippon Sumitomo Pharma Co. Ltd.	76,544
2,200	Denso Corp.	69,463
40,000	DIC Corp.	77,461
251	eAccess Ltd.	68,951
18,004	Ebara Corp.	67,190
2,000	EXEDY Corp.	59,378
3,500	F.C.C. Co. Ltd.	75,184

Number of Shares		Value
	Common Stocks (Continued)
30,000	Fuji Electric Co. Ltd.	$89,644
12,004	Fuji Heavy Industries Ltd.	78,513
114,000	Haseko Corp.*	73,100
4,000	Heiwa Corp.	67,047
14,002	Hitachi Ltd.	76,677
49,000	Hitachi Zosen Corp.	67,868
35,000	Hokuhoku Financial Group, Inc.	66,432
800	Idemitsu Kosan Co. Ltd.	76,127
35,004	IHI Corp.	81,702
17,002	Isuzu Motors Ltd.	74,135
7,300	ITOCHU Corp.	73,679
16,000	JFE Shoji Holdings, Inc.	66,483
6,300	JTEKT Corp.	70,938
24,000	Juroku Bank Ltd. (The)	72,639
12,900	JX Holdings, Inc.	76,763
10,998	Kagoshima Bank Ltd. (The)	72,779
11,998	Kayaba Industry Co. Ltd.	70,626
10	KDDI Corp.	74,255
48,000	Kiyo Holdings, Inc.	68,330
5,000	Koito Manufacturing Co. Ltd.	77,204
1,900	K's Holdings Corp.	81,141
5,302	Kuraray Co. Ltd.	75,612
3,700	Lintec Corp.	79,433
13,008	Marubeni Corp.	77,405
3,700	Megmilk Snow Brand Co. Ltd.	72,078
10,502	Mitsubishi Chemical Holdings Corp.	65,187
9,000	Mitsubishi Electric Corp.	84,835
13,000	Mitsubishi Gas Chemical Co., Inc.	86,529
30,000	Mitsubishi Materials Corp.	81,949
1,890	Mitsubishi UFJ Lease & Finance Co. Ltd.	74,534
4,598	Mitsui & Co. Ltd.	68,697
22,000	Mitsui Chemicals, Inc.	74,203
2,098	Musashino Bank Ltd. (The)	67,803
16,000	Nachi-Fujikoshi Corp.	91,106
8,400	NHK Spring Co. Ltd.	78,641
8,000	Nippon Kayaku Co. Ltd.	79,718
44,000	Nippon Light Metal Co. Ltd.	65,457
6,996	Nippon Shokubai Co. Ltd.	72,854
1,400	Nippon Telegraph & Telephone Corp.	72,357
24,000	Nishi-Nippon City Bank Ltd. (The)	66,483
8,700	Nissan Motor Co. Ltd.	82,007
10,000	Nissan Shatai Co. Ltd.	91,055
1,700	Nitto Denko Corp.	73,254
4,400	NOK Corp.	76,799
36	NTT DoCoMo, Inc.	64,313
980	ORIX Corp.	87,474
13,000	Pacific Metals Co. Ltd.	77,025
18,600	Pioneer Corp.*	76,571
15,798	Resona Holdings, Inc.	71,924
1,200	Sankyo Co. Ltd.	63,559
16,000	Sankyu, Inc.	64,636
3,302	Sega Sammy Holdings, Inc.	73,218

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Developed International Opportunities Portfolio (PFA)

October 31, 2011

Number of Shares		Value
	Common Stocks (Continued)
9,000	Sekisui Chemical Co. Ltd.	$71,677
143	SKY Perfect JSAT Holdings, Inc.	70,698
2,496	SoftBank Corp.	82,842
5,700	Sumitomo Corp.	72,150
6,000	Sumitomo Electric Industries Ltd.	68,330
14,000	Sumitomo Heavy Industries Ltd.	81,154
6,000	Sumitomo Metal Mining Co. Ltd.	84,566
2,596	Sumitomo Mitsui Financial Group, Inc.	73,777
5,998	Sumitomo Rubber Industries Ltd.	75,999
3,400	Takata Corp.	84,460
20,998	Teijin Ltd.	75,132
14,980	Toagosei Co. Ltd.	68,200
4,300	Tokai Rika Co. Ltd.	70,862
5,900	Tokai Rubber Industries Ltd.	75,438
20,000	Tokuyama Corp.	73,613
20,000	Toshiba TEC Corp.	75,409
22,004	Tosoh Corp.	73,370
18,000	Toyo Ink SC Holdings Co. Ltd.	72,485
4,300	Toyota Tsusho Corp.	69,484
14,002	Tsubakimoto Chain Co.	73,265
1,200	Tsuruha Holdings, Inc.	62,251
21,998	Ube Industries Ltd.	66,015
3,098	Unipres Corp.	86,812
1,018	Yamada Denki Co. Ltd.	74,155
7,998	Yamaguchi Financial Group, Inc.	72,415
12,004	Yokohama Rubber Co. Ltd. (The)	69,892
9,002	Zeon Corp.	84,738
		7,494,548
	Jersey Island—0.4%
43,827	Beazley PLC	88,992
	Netherlands—1.6%
2,606	European Aeronautic Defence and Space Co. NV	77,677
1,838	Heineken Holding NV	79,563
5,729	Koninklijke (Royal) KPN NV	75,881
2,468	LyondellBasell Industries NV, Class A	81,098
		314,219
	New Zealand—0.4%
37,144	Telecom Corp. of New Zealand Ltd.	76,467
	Norway—3.0%
7,264	Aker Solutions ASA	85,293
6,818	Cermaq ASA*	76,656
2,481	Fred. Olsen Energy ASA	84,628
10,906	Prosafe SE	83,697
3,463	Statoil ASA	89,237
14,904	Storebrand ASA	92,784
3,802	TGS Nopec Geophysical Co. ASA	87,631
		599,926

Number of Shares		Value
	Common Stocks (Continued)
	Portugal—0.4%
25,916	Redes Energeticas Nacionais SA	$75,982
	Singapore—0.4%
23,000	UOL Group Ltd.	82,136
	Spain—4.0%
3,463	Abengoa SA	81,485
11,834	Banco Espanol de Credito SA	70,976
8,960	Banco Santander SA	77,196
16,350	CaixaBank SA	80,821
11,423	Duro Felguera SA	77,274
3,213	Endesa SA	77,351
6,497	Ferrovial SA	83,371
4,374	Gas Natural SDG SA	82,270
10,852	Iberdrola SA	79,587
2,802	Repsol YPF SA	85,590
		795,921
	Sweden—1.7%
11,174	Billerud AB	87,700
20,795	Fastighets AB Balder, Class B*	85,546
9,424	Nordea Bank AB	86,937
4,106	Saab AB, Class B	80,010
		340,193
	Switzerland—1.7%
1,289	Allied World Assurance Co. Holdings AG	74,891
179	Forbo Holding AG*	85,666
251	Helvetia Holding AG	92,959
6,068	UBS AG*	78,115
		331,631
	United Kingdom—11.4%
2,035	Anglo American PLC	75,334
15,565	Aviva PLC	85,621
29,433	Barclays PLC	92,784
18,099	Bodycote PLC	82,470
26,863	BT Group PLC	81,559
118,838	Cable & Wireless Communications PLC	69,514
13,833	Dairy Crest Group PLC	77,254
80,142	Debenhams PLC	84,082
9,995	Drax Group PLC	87,602
13,012	easyJet PLC*	74,770
16,207	Ferrexpo PLC	84,548
27,309	GKN PLC	83,883
3,391	Go-Ahead Group PLC	76,080
15,314	Interserve PLC	81,744
12,852	Investec PLC	78,497
77,108	ITV PLC*	79,716
55,671	Kesa Electricals PLC	92,915
37,804	Ladbrokes PLC	84,268
47,121	Legal & General Group PLC	84,044

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Developed International Opportunities Portfolio (PFA)

October 31, 2011

Number of Shares		Value
	Common Stocks (Continued)
9,514	Mondi PLC	$72,944
18,634	Northgate PLC*	77,600
31,325	Paragon Group of Cos. PLC	81,910
37,555	Rank Group PLC	84,198
18,420	Resolution Ltd.	81,762
1,553	Rio Tinto PLC	84,852
2,356	Royal Dutch Shell PLC, Class A	84,224
12,976	Tullett Prebon PLC	73,683
4,284	Vedanta Resources PLC	88,371
		2,286,229
	United States—0.4%
1,257	ACE Ltd.	90,693
	Total Investments (Cost $20,738,712)—100.0%	20,025,310
	Other assets less liabilities—0.0%	7,990
	Net Assets—100.0%	$20,033,300

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—0.7%
39,243	Leighton Holdings Ltd.	$897,463
	Brazil—11.4%
185,489	Cia Siderurgica Nacional SA ADR	1,736,177
217,658	Gerdau SA ADR	1,963,275
191,400	Iochpe-Maxion SA	2,745,747
558,000	Magnesita Refratarios SA*	2,052,270
188,500	MMX Mineracao e Metalicos SA*	844,628
459,100	Paranapanema SA	1,062,443
152,923	Vale SA ADR	3,885,773
51,600	Weg SA	589,749
		14,880,062
	Cayman Islands—0.5%
1,815,000	Lonking Holdings Ltd.	713,974
	Chile—4.8%
935,153	Besalco SA	1,453,243
69,669	CAP SA	2,708,694
65,799	Molibdenos y Metales SA	1,007,875
341,077	Salfacorp SA	1,057,029
		6,226,841
	China—19.9%
3,326,000	Angang Steel Co. Ltd., H-Shares	2,030,255
1,227,000	Anhui Conch Cement Co. Ltd., H-Shares	4,463,874
1,101,500	BBMG Corp., H-Shares	959,582
1,061,000	China Communications Construction Co. Ltd., H-Shares	800,658
1,238,000	China Molybdenum Co. Ltd., H-Shares	608,835
694,000	China National Building Material Co. Ltd., H-Shares	889,384
1,778,500	China Railway Construction Corp. Ltd., H-Shares	1,060,409
3,607,000	China Railway Group Ltd., H-Shares	1,198,167
1,041,200	Dongfang Electric Corp. Ltd., H-Shares	3,201,458
1,230,000	First Tractor Co. Ltd., H-Shares	1,101,198
625,400	Guangzhou Shipyard International Co. Ltd., H-Shares	527,148
636,000	Harbin Power Equipment Co. Ltd., H-Shares	641,235
4,994,000	Hunan Non-Ferrous Metal Corp. Ltd., H-Shares*	1,373,692
1,310,000	Jiangxi Copper Co. Ltd., H-Shares	3,168,030
8,781,000	Metallurgical Corp. of China Ltd., H-Shares	1,906,352
2,802,000	Shanghai Electric Group Co. Ltd., H-Shares	1,233,508
1,528,600	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	978,492
		26,142,277
	Egypt—0.7%
22,698	Orascom Construction Industries	916,535

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	France—1.8%
48,996	Alstom SA	$1,839,149
15,453	Areva SA*	455,998
		2,295,147
	India—1.9%
35,210	Larsen & Toubro Ltd. GDR	976,676
72,218	Mahindra & Mahindra Ltd. GDR	1,279,544
22,190	Sterlite Industries (India) Ltd. ADR(a)	229,001
		2,485,221
	Indonesia—6.7%
3,146,000	PT Aneka Tambang Tbk	629,696
1,401,000	PT Holcim Indonesia Tbk	302,504
1,703,000	PT Indocement Tunggal Prakarsa Tbk	3,111,326
1,987,000	PT International Nickel Indonesia Tbk	810,086
2,743,500	PT Semen Gresik (Persero) Tbk	2,919,119
363,500	PT United Tractors Tbk	999,826
		8,772,557
	Malaysia—7.0%
3,916,300	Dialog Group Bhd	3,041,173
1,699,200	Gamuda Bhd	1,868,332
936,600	IJM Corp. Bhd	1,730,074
271,200	Lafarge Malayan Cement Bhd	623,871
385,000	Malaysia Marine & Heavy Engineering Holdings Bhd	784,944
1,280,700	WCT Bhd	1,078,823
		9,127,217
	Mexico—1.4%
244,617	Cemex SAB de CV ADR*(a)	1,068,976
605,900	Empresas ICA SAB de CV*	820,839
		1,889,815
	Poland—1.3%
32,290	PBG SA	894,600
1,593,141	Polimex-Mostostal SA	822,604
		1,717,204
	Russia—4.8%
28,518	Evraz Group SA GDR	505,162
183,689	LSR Group OJSC GDR	870,712
27,647	Magnitogorsk Iron & Steel Works GDR	169,995
17,984	Mechel ADR	236,310
171,947	MMC Norilsk Nickel OJSC ADR	3,353,115
20,801	Novolipetsk Steel OJSC GDR	563,112
42,647	Severstal GDR	622,872
		6,321,278
	Singapore—2.8%
1,817,000	Hyflux Ltd.	2,068,561
2,954,000	Midas Holdings Ltd.	960,606
197,000	SembCorp Marine Ltd.	655,012
		3,684,179

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	South Africa—10.6%
90,616	African Rainbow Minerals Ltd.	$2,094,604
32,186	Assore Ltd.	882,450
319,137	Aveng Ltd.	1,492,693
319,816	Group Five Ltd.	933,953
888,906	Murray & Roberts Holdings Ltd.*	2,711,068
392,170	Pretoria Portland Cement Co. Ltd.	1,193,516
351,793	Raubex Group Ltd.	580,047
164,574	Reunert Ltd.	1,306,605
202,112	Wilson Bayly Holmes-Ovcon Ltd.	2,754,259
		13,949,195
	Sweden—2.6%
154,961	Atlas Copco AB, Class A	3,395,524
	Switzerland—3.2%
220,883	ABB Ltd.*	4,189,529
	Taiwan—13.3%
2,299,000	Asia Cement Corp.	2,769,271
4,667,000	BES Engineering Corp.	1,299,047
2,628,292	China Steel Corp.	2,614,910
2,609,384	Chung Hung Steel Corp.	896,943
1,652,000	CTCI Corp.	2,101,945
4,148,000	Goldsun Development & Construction Co. Ltd.	1,889,069
2,952,550	Taiwan Cement Corp.	3,687,383
2,464,505	Tung Ho Steel Enterprise Corp.	2,208,975
		17,467,543
	United States—4.6%
48,314	Caterpillar, Inc.	4,563,740
27,922	Pall Corp.	1,428,769
		5,992,509
	Total Investments (excluding investments purchased with cash collateral from securities on loan)—100.0% (Cost $149,838,437)	131,064,070
	Investments Purchased with Cash Collateral from Securities on Loan Money Market Fund—0.8%
1,011,389	Invesco Liquid Assets Portfolio - Institutional Class
	(Cost $1,011,389)(b)(c)	1,011,389
	Total Investments (Cost $150,849,826)—100.8%	132,075,459
	Liabilities in excess of other assets—(0.8)%	(1,008,211)
	Net Assets—100.0%	$131,067,248

Investment Abbreviations:

ADR—American Depositary Receipts

GDR—Global Depositary Receipts

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security was out on loan at October 31, 2011.

(b)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

(c)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

Schedule of Investments

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—42.8%
12,469	AGL Energy Ltd.	$189,129
47,777	Amcor Ltd.	351,886
88,836	AMP Ltd.	398,686
70,980	Asciano Ltd.	114,229
3,347	ASX Ltd.	108,186
92,028	Australia & New Zealand Banking Group Ltd.	2,093,416
10,463	Bank of Queensland Ltd.	92,617
15,141	Bendigo and Adelaide Bank Ltd.	150,508
65,459	BHP Billiton Ltd.	2,579,511
161,302	BlueScope Steel Ltd.	142,056
31,899	Boral Ltd.	131,087
42,833	Brambles Ltd.	298,082
10,267	Caltex Australia Ltd.	143,542
57,240	CFS Retail Property Trust REIT	109,846
13,758	Coca-Cola Amatil Ltd.	178,788
50,305	Commonwealth Bank of Australia	2,601,460
10,983	Computershare Ltd.	87,379
7,599	CSL Ltd.	230,405
37,062	CSR Ltd.	95,034
197,649	Dexus Property Group REIT	176,997
42,772	Echo Entertainment Group Ltd.*	167,132
51,908	Foster's Group Ltd.	293,533
96,805	Goodman Fielder Ltd.	56,675
208,979	Goodman Group REIT	136,712
70,586	GPT Group REIT	234,513
656,750	GPT Group-In Specie REIT*	—
41,428	Incitec Pivot Ltd.	151,062
96,680	Insurance Australia Group Ltd.	320,873
5,408	Leighton Holdings Ltd.	123,678
26,951	Lend Lease Group	220,749
16,415	Macquarie Group Ltd.	425,452
44,375	MAP Group LLC	159,402
47,854	Metcash Ltd.	210,816
161,271	Mirvac Group REIT	212,595
102,470	National Australia Bank Ltd.	2,755,225
4,694	Newcrest Mining Ltd.	167,004
15,803	Oil Search Ltd.	108,533
77,355	OneSteel Ltd.	99,037
10,499	Orica Ltd.	286,274
20,759	Origin Energy Ltd.	314,919
98,756	Qantas Airways Ltd.*	166,266
42,232	QBE Insurance Group Ltd.	654,423
6,310	Rio Tinto Ltd.	456,052
20,097	Santos Ltd.	273,238
9,842	Sims Metal Management Ltd.	142,900
11,825	Sonic Healthcare Ltd.	137,556
105,644	Stockland REIT	351,192
76,435	Suncorp Group Ltd.	690,587
42,793	TABCORP Holdings Ltd.	132,460

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
78,813	Tatts Group Ltd.	$193,028
296,576	Telstra Corp. Ltd.	969,406
28,758	Toll Holdings Ltd.	146,232
25,338	Transurban Group	139,921
17,303	Treasury Wine Estates Ltd.	68,011
33,255	Wesfarmers Ltd.	1,135,842
5,043	Wesfarmers Ltd. PPS	173,941
98,179	Westfield Group REIT	795,666
101,943	Westpac Banking Corp.	2,381,541
10,693	Woodside Petroleum Ltd.	409,882
42,314	Woolworths Ltd.	1,064,835
5,239	WorleyParsons Ltd.	153,078
		27,353,085
	Hong Kong—13.3%
169,200	AIA Group Ltd.	517,623
57,462	Bank of East Asia Ltd. (The)	210,337
124,432	BOC Hong Kong (Holdings) Ltd.	296,040
64,904	Cathay Pacific Airways Ltd.	117,870
170,000	Chaoda Modern Agriculture (Holdings) Ltd.	12,041
41,673	Cheung Kong (Holdings) Ltd.	516,828
69,345	CLP Holdings Ltd.	618,036
72,279	Esprit Holdings Ltd.	104,591
26,799	Hang Lung Group Ltd.	162,950
43,427	Hang Lung Properties Ltd.	158,230
24,960	Hang Seng Bank Ltd.	322,003
36,580	Henderson Land Development Co. Ltd.	200,045
99,600	Hong Kong & China Gas Co. Ltd.	224,666
6,200	Hong Kong Exchanges & Clearing Ltd.	105,153
43,000	Hongkong Land Holdings Ltd.	225,967
112,948	Hutchison Whampoa Ltd.	1,033,578
6,000	Jardine Matheson Holdings Ltd.	302,392
4,500	Jardine Strategic Holdings Ltd.	131,945
23,390	Kerry Properties Ltd.	85,882
22,000	Kingboard Chemical Holdings Ltd.	75,180
79,334	Li & Fung Ltd.	152,967
60,000	Link (The) REIT	206,155
40,194	MTR Corp. Ltd.	129,809
153,602	New World Development Co. Ltd.	161,892
189,454	Noble Group Ltd.	231,896
15,939	Orient Overseas International Ltd.	71,972
204,000	Pacific Basin Shipping Ltd.	93,063
476,029	PCCW Ltd.	190,323
47,184	Power Assets Holdings Ltd.	358,718
77,895	Sino Land Co. Ltd.	123,192
51,888	Sun Hung Kai Properties Ltd.	714,784
31,520	Swire Pacific Ltd., Class A	364,410
37,236	Wharf Holdings Ltd. (The)	198,164
37,236	Yue Yuen Industrial (Holdings) Ltd.	106,098
		8,524,800

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	New Zealand—1.0%
33,927	Fletcher Building Ltd.	$181,664
221,865	Telecom Corp. of New Zealand Ltd.	454,848
		636,512
	Singapore—7.3%
103,000	CapitaLand Ltd.	222,458
69,000	CapitaMall Trust REIT	102,773
15,000	City Developments Ltd.	129,675
97,000	ComfortDelGro Corp. Ltd.	107,748
58,000	DBS Group Holdings Ltd.	567,934
53,000	Fraser & Neave Ltd.	258,773
248,000	Golden Agri-Resources Ltd.	127,271
5,000	Jardine Cycle & Carriage Ltd.	180,186
41,000	Keppel Corp. Ltd.	307,691
65,000	Oversea-Chinese Banking Corp. Ltd.	436,250
31,000	SembCorp Industries Ltd.	102,457
31,000	Singapore Airlines Ltd.	287,950
61,000	Singapore Press Holdings Ltd.	189,241
45,000	Singapore Technologies Engineering Ltd.	101,059
280,000	Singapore Telecommunications Ltd.	709,681
37,000	United Overseas Bank Ltd.	503,057
14,000	Venture Corp. Ltd.	74,853
56,000	Wilmar International Ltd.	242,397
		4,651,454
	South Korea—35.6%
8,940	BS Financial Group, Inc.*	98,394
1,014	Cheil Industries, Inc.	89,572
2,214	Daelim Industrial Co. Ltd.	191,808
7,450	DGB Financial Group, Inc.*	93,781
3,598	Dongbu Insurance Co. Ltd.	151,474
4,240	Dongkuk Steel Mill Co. Ltd.	98,197
2,790	Doosan Corp.	352,794
1,995	Doosan Heavy Industries & Construction Co. Ltd.	106,042
680	E-Mart Co. Ltd.*	177,639
1,626	GS Engineering & Construction Corp.	141,405
4,433	GS Holdings	255,348
7,660	Hana Financial Group, Inc.	273,641
3,860	Hankook Tire Co. Ltd.	154,069
9,987	Hanwha Corp.	350,509
374	Honam Petrochemical Corp.	102,028
14,190	Hynix Semiconductor, Inc.	287,167
2,708	Hyosung Corp.	156,181
943	Hyundai Department Store Co. Ltd.	135,203
4,270	Hyundai Development Co.	88,182
1,957	Hyundai Engineering & Construction Co. Ltd.	124,524
1,353	Hyundai Heavy Industries Co. Ltd.	361,473
704	Hyundai Mipo Dockyard Co. Ltd.	76,507
1,290	Hyundai MOBIS	369,187

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
7,955	Hyundai Motor Co.	$1,602,045
1,238	Hyundai Steel Co.	112,342
7,920	Industrial Bank of Korea	103,976
4,540	Kangwon Land, Inc.	121,029
12,738	KB Financial Group, Inc.	493,494
6,511	Kia Motors Corp.	417,433
27,940	Korea Electric Power Corp.*	625,645
22,640	Korea Exchange Bank	167,586
3,650	Korea Gas Corp.	123,242
991	Korea Kumho Petrochemical Co. Ltd.	167,949
2,211	Korean Air Lines Co. Ltd.	98,176
13,350	KT Corp.	447,450
3,149	KT&G Corp.	197,487
944	LG Chem Ltd.	304,616
12,913	LG Corp.	755,712
14,280	LG Display Co. Ltd.	289,953
9,728	LG Electronics, Inc.	644,013
4,490	LG International Corp.	198,240
378	Lotte Shopping Co. Ltd.	135,665
2,408	LS Corp.	171,388
4,112	POSCO	1,424,760
6,707	Samsung C&T Corp.	414,691
858	Samsung Electro-Mechanics Co. Ltd.	64,989
4,674	Samsung Electronics Co. Ltd.	4,023,665
1,564	Samsung Fire & Marine Insurance Co. Ltd.	332,561
7,020	Samsung Heavy Industries Co. Ltd.	214,169
2,156	Samsung Life Insurance Co. Ltd.	167,210
1,016	Samsung SDI Co. Ltd.	122,387
1,785	Samsung Securities Co. Ltd.	92,234
22,159	Shinhan Financial Group Co. Ltd.	882,751
239	Shinsegae Co. Ltd.	60,108
12,557	SK Holdings Co. Ltd.	1,671,673
3,566	SK Innovation Co. Ltd.	536,617
3,109	SK Telecom Co. Ltd.	413,981
4,645	S-Oil Corp.	482,027
6,660	STX Corp. Ltd.	84,318
4,710	STX Offshore & Shipbuilding Co. Ltd.	65,629
29,280	Woori Finance Holdings Co. Ltd.	280,105
		22,746,441
	Total Common Stocks and Other Equity Interests (Cost $61,738,182)	63,912,292
	Rights—0.0%
	Hong Kong—0.0%
76,801	New World Development Co. Ltd.,
	expiring 11/22/11*	26,210

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2011

Number of Shares		Value
	Rights (Continued)
	South Korea—0.0%
211	Samsung Securities Co. Ltd.,
	expiring 11/24/11*	$2,209
	Total Rights (Cost $0)	28,419
	Total Investments (Cost $61,738,182)—100.0%	63,940,711
	Liabilities in excess of other assets—(0.0)%	(6,222)
	Net Assets—100.0%	$63,934,489

Investment Abbreviations:

PPS—Price Protected Shares

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—5.5%
6,049	AGL Energy Ltd.	$92,415
23,049	Amcor Ltd.	171,666
43,133	AMP Ltd.	195,861
34,324	Asciano Ltd.	56,081
1,619	ASX Ltd.	52,733
44,397	Australia & New Zealand Banking Group Ltd.	1,021,194
5,065	Bank of Queensland Ltd.	45,300
7,328	Bendigo & Adelaide Bank Ltd.	73,548
31,622	BHP Billiton Ltd.	1,268,166
78,012	BlueScope Steel Ltd.	69,938
15,419	Boral Ltd.	64,290
20,711	Brambles Ltd.	145,464
4,958	Caltex Australia Ltd.	69,961
27,683	CFS Retail Property Trust REIT	53,454
6,677	Coca-Cola Amatil Ltd.	87,133
24,317	Commonwealth Bank of Australia	1,271,123
5,316	Computershare Ltd.	42,808
3,726	CSL Ltd.	114,087
17,931	CSR Ltd.	46,418
95,594	Dexus Property Group REIT	86,207
20,682	Echo Entertainment Group Ltd.*	82,065
25,107	Foster's Group Ltd.	141,977
46,815	Goodman Fielder Ltd.	27,318
101,070	Goodman Group REIT	67,019
34,062	GPT Group REIT	113,835
231,466	GPT Group-In Specie REIT*	—
20,029	Incitec Pivot Ltd.	74,374
47,587	Insurance Australia Group Ltd.	159,035
2,616	Leighton Holdings Ltd.	60,616
13,037	Lend Lease Group	107,887
8,017	Macquarie Group Ltd.	211,875
22,092	MAP Group LLC	79,925
23,143	Metcash Ltd.	102,388
77,995	Mirvac Group REIT	103,850
49,533	National Australia Bank Ltd.	1,350,588
2,274	Newcrest Mining Ltd.	80,870
7,650	Oil Search Ltd.	53,243
37,409	OneSteel Ltd.	48,818
5,133	Orica Ltd.	141,592
10,015	Origin Energy Ltd.	152,900
47,964	Qantas Airways Ltd.*	82,031
20,584	QBE Insurance Group Ltd.	322,119
3,084	Rio Tinto Ltd.	226,453
9,714	Santos Ltd.	133,567
4,785	Sims Metal Management Ltd.	70,362
5,738	Sonic Healthcare Ltd.	67,209
51,065	Stockland REIT	171,201
37,273	Suncorp Group Ltd.	339,690
20,682	TABCORP Holdings Ltd.	64,511

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
38,119	Tatts Group Ltd.	$93,826
143,882	Telstra Corp. Ltd.	473,220
13,970	Toll Holdings Ltd.	72,181
12,253	Transurban Group	67,989
8,819	Treasury Wine Estates Ltd.	35,274
16,147	Wesfarmers Ltd.	556,078
2,506	Wesfarmers Ltd. - PPS	87,207
47,751	Westfield Group REIT	390,093
49,204	Westpac Banking Corp.	1,165,171
5,174	Woodside Petroleum Ltd.	200,691
20,527	Woolworths Ltd.	518,537
2,535	WorleyParsons Ltd.	74,930
		13,400,362
	Austria—0.4%
6,664	Erste Group Bank AG	145,001
6,221	Immoeast AG*	—
24,252	Immofinanz AG*	80,744
5,877	OMV AG	207,185
1,156	Raiffeisen International Bank Holding AG	32,732
12,181	Telekom Austria AG	139,828
978	Vienna Insurance Group AG Wiener Versicherung Gruppe	41,428
5,246	Voestalpine AG	182,928
3,945	Wienerberger AG	48,301
		878,147
	Belgium—0.8%
143,155	Ageas NV	291,522
12,368	Agfa Gevaert NV*	31,224
7,724	Anheuser-Busch InBev NV	433,253
466	Bekaert SA NV	21,001
5,079	Belgacom SA	155,285
955	Colruyt SA	39,695
4,083	Delhaize Group SA	269,600
73,590	Dexia SA*	58,507
712	D'ieteren SA	41,045
1,704	Groupe Bruxelles Lambert SA	132,717
7,894	KBC Groep NV	178,701
1,058	Solvay SA	109,305
3,142	UCB SA	139,800
2,330	Umicore SA	101,120
		2,002,775
	Bermuda—0.1%
10,961	Catlin Group Ltd.	70,256
2,987	Frontline Ltd.	15,475
1,530	Seadrill Ltd.	51,079
		136,810
	Canada—6.1%
1,256	Agrium, Inc.	103,920
3,148	Alimentation Couche Tard, Inc., Class B	95,082

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,172	ATCO Ltd., Class I	$71,836
13,593	Bank of Montreal(a)	805,932
14,758	Bank of Nova Scotia	780,506
5,959	Barrick Gold Corp.	295,235
5,739	BCE, Inc.	228,289
1,265	Bombardier, Inc., Class A	5,349
24,209	Bombardier, Inc., Class B	100,419
8,647	Brookfield Asset Management, Inc., Class A	251,074
5,056	Brookfield Office Properties, Inc.	83,278
2,156	Cameco Corp.	46,430
6,411	Canadian Imperial Bank of Commerce	484,738
4,779	Canadian National Railway Co.	375,680
8,474	Canadian Natural Resources Ltd.	299,971
2,213	Canadian Pacific Railway Ltd.	137,269
1,799	Canadian Tire Corp. Ltd., Class A	107,913
1,387	Canadian Utilities Ltd., Class A	84,135
7,329	Celestica, Inc.*	61,023
7,054	Cenovus Energy, Inc.	242,460
3,391	CGI Group, Inc., Class A*	69,647
3,416	CI Financial Corp.	68,784
1,663	Crescent Point Energy Corp.	71,275
1,746	Emera, Inc.	57,535
1,226	Empire Co. Ltd., Class A	75,208
9,097	Enbridge, Inc.	316,254
21,590	Encana Corp.	469,948
428	Fairfax Financial Holdings Ltd.	179,547
2,576	Finning International, Inc.	60,429
2,088	First Quantum Minerals Ltd.	43,957
2,616	Fortis, Inc.	88,758
1,872	George Weston Ltd.	130,215
4,444	Goldcorp, Inc.	216,999
5,514	Great-West Lifeco, Inc.	123,187
3,739	Groupe Aeroplan, Inc.	43,215
2,542	H&R REIT	55,715
5,540	Husky Energy, Inc.	142,732
1,845	IGM Financial, Inc.	79,948
3,190	Imperial Oil Ltd.	132,578
1,531	Industrial Alliance Insurance & Financial Services, Inc.	49,988
1,744	Intact Financial Corp.	97,660
5,087	Kinross Gold Corp.	72,778
3,011	Loblaw Cos. Ltd.	115,650
5,622	Magna International, Inc.	215,258
42,527	Manulife Financial Corp.	563,459
1,757	Methanex Corp.	45,462
2,545	Metro, Inc., Class A	125,143
2,672	National Bank of Canada	191,378
7,593	Nexen, Inc.	129,423
4,291	Onex Corp.	142,781
2,269	Pembina Pipeline Corp.	61,976
3,213	Potash Corp. of Saskatchewan, Inc.	152,620

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
13,172	Power Corp. of Canada	$332,864
6,625	Power Financial Corp.	179,424
7,362	Precision Drilling Corp.*	85,683
1,554	Quebecor, Inc., Class B	53,977
3,751	Research In Motion Ltd.*	76,134
2,771	RioCan REIT	70,555
6,123	Rogers Communications, Inc., Class B	224,084
4,409	RONA, Inc.	42,614
21,939	Royal Bank of Canada(a)	1,073,923
1,408	Saputo, Inc.	58,375
6,090	Shaw Communications, Inc., Class B	123,793
6,404	Sherritt International Corp.	36,944
3,204	Shoppers Drug Mart Corp.	135,160
2,831	Sino-Forest Corp.*	—
1,169	SNC-Lavalin Group, Inc.	58,953
13,648	Sun Life Financial, Inc.	345,717
11,887	Suncor Energy, Inc.	379,977
4,735	Superior Plus Corp.	32,894
11,783	Talisman Energy, Inc.	167,744
5,403	Teck Resources Ltd., Class B	217,371
1,192	Telus Corp.	64,361
1,012	Telus Corp. NVTG	51,891
5,944	Thomson Reuters Corp.	176,480
12,649	Toronto-Dominion Bank (The)	958,051
5,245	TransAlta Corp.	115,805
11,078	TransCanada Corp.	472,565
1,730	Valeant Pharmaceuticals International, Inc.	68,556
958	Vermilion Energy, Inc.	45,293
7,958	Viterra, Inc.	82,204
6,389	Yamana Gold, Inc.	95,714
		14,877,152
	Denmark—0.5%
15	A P Moller - Maersk A/S, Class A	98,021
39	A P Moller - Maersk A/S, Class B	268,159
1,621	Carlsberg A/S, Class B	111,215
25,573	Danske Bank A/S*	357,138
2,485	DSV A/S	50,635
617	FLSmidth & Co. A/S	39,856
1,552	Jyske Bank A/S*	45,793
2,063	Novo Nordisk A/S, Class B	222,364
4,206	Vestas Wind Systems A/S*	66,505
		1,259,686
	Finland—1.1%
3,858	Elisa Oyj(a)	82,170
8,293	Fortum Oyj	203,928
3,412	Huhtamaki Oyj	39,405
2,331	Kesko Oyj, Class B	83,753
1,686	Kone Oyj, Class B	93,924
3,005	Metso Corp. Oyj	117,945
6,210	Neste Oil Oyj	76,093

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
153,694	Nokia Oyj	$1,043,993
1,494	Nokian Renkaat Oyj	55,326
5,471	Outokumpu Oyj	46,701
927	Outotec Oyj	43,677
4,009	Pohjola Bank PLC, Class A	46,775
4,146	Rautaruukki Oyj	44,701
11,556	Sampo Oyj, Class A	321,883
16,868	Stora Enso Oyj, Class R	108,179
15,775	UPM-Kymmene Oyj	186,585
1,712	Wartsila Oyj	52,701
2,513	YIT Oyj	40,064
		2,687,803
	France—10.3%
5,267	Accor SA	174,514
11,438	Air France-KLM*	87,889
3,723	Air Liquide SA	486,829
50,589	Alcatel-Lucent*	140,206
5,455	Alstom SA	206,194
1,294	Arkema SA	89,224
1,462	Atos	71,413
104,686	AXA SA	1,718,608
28,535	BNP Paribas SA	1,307,450
1,103	Bourbon SA	31,069
10,290	Bouygues SA(a)	389,813
3,328	Cap Gemini	128,673
24,535	Carrefour SA	658,078
1,778	Casino Guichard Perrachon SA	168,438
1,325	Christian Dior SA	189,062
15,276	Cie de Saint-Gobain	717,831
2,986	Cie Generale de Geophysique-Veritas*	65,409
3,208	Cie Generale des Etablissements Michelin, Class B	235,718
8,954	CNP Assurances	138,254
38,905	Credit Agricole SA	308,006
9,130	DANONE SA	640,546
6,787	EDF SA	205,518
2,474	Eiffage SA	84,957
143	Eramet	22,738
1,780	Essilor International SA	130,096
836	Eurazeo	40,445
2,019	Faurecia	54,379
481	Fonciere des Regions REIT	35,826
86,223	France Telecom SA	1,568,240
38,341	GDF Suez	1,097,101
5,460	Groupe Eurotunnel SA	49,852
745	Imerys SA	43,061
1,558	Klepierre REIT	49,145
8,325	Lafarge SA	342,255
4,711	Lagardere SCA	127,935
2,418	Legrand SA	86,558

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,043	L'Oreal SA	$338,744
3,320	LVMH Moet Hennessy Louis Vuitton SA	556,846
2,460	Metropole Television SA	42,616
25,193	Natixis	81,382
622	Neopost SA	47,838
1,137	Nexans SA	72,427
5,682	PagesJaunes Groupe(a)	24,560
3,479	Pernod-Ricard SA	327,544
2,420	PPR	381,084
15,619	PSA Peugeot Citroen	345,843
1,822	Publicis Groupe SA	89,035
1,287	Rallye SA	41,646
10,019	Renault SA	425,453
2,086	Rexel SA	37,781
3,066	Safran SA	101,224
31,844	Sanofi-Aventis SA	2,307,855
7,352	Schneider Electric SA	437,357
4,986	SCOR SE	117,600
22,543	Societe Generale SA	663,446
3,706	Societe Television Francaise 1	50,487
2,615	Sodexo	190,795
13,799	STMicroelectronics NV	96,234
9,855	Suez Environnement Co.	155,945
1,528	Technip SA	146,460
2,486	Thales SA	88,681
70,809	Total SA	3,734,774
1,656	Unibail-Rodamco SE REIT	333,764
2,192	Valeo SA	111,717
2,332	Vallourec SA	143,052
19,986	Veolia Environnement	286,431
11,135	Vinci SA	554,460
42,016	Vivendi SA	952,313
530	Wendel	39,890
777	Zodiac Aerospace	61,579
		25,278,193
	Germany—8.4%
3,105	Adidas AG	221,566
16,830	Allianz SE	1,906,362
1,855	Aurubis AG	105,849
18,910	BASF SE	1,402,921
13,556	Bayer AG	875,341
7,466	Bayerische Motoren Werke AG (BMW)	615,026
979	Beiersdorf AG	57,058
1,085	Bilfinger Berger AG	98,035
4,734	Celesio AG	75,538
46,148	Commerzbank AG*	114,767
1,705	Continental AG*	128,871
30,092	Daimler AG	1,552,975
26,545	Deutsche Bank AG	1,123,522
2,884	Deutsche Boerse AG*	160,904

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,849	Deutsche Lufthansa AG	$149,385
38,550	Deutsche Post AG	592,002
157,812	Deutsche Telekom AG	2,023,747
1,079	Douglas Holding AG	44,036
74,738	E.ON AG	1,825,321
4,218	Freenet AG	54,979
2,417	Fresenius Medical Care AG & Co. KGaA	177,900
1,591	Fresenius SE & Co. KGaA	158,246
2,880	GEA Group AG	80,200
1,611	Hannover Rueckversicherung AG	80,567
5,012	HeidelbergCement AG	230,554
1,757	Henkel AG & Co. KGaA	86,803
2,404	Henkel AG & Co. KGaA (Preference)	144,552
1,460	Hochtief AG	107,502
12,069	Infineon Technologies AG	109,908
1,648	K+S AG	105,726
1,483	Lanxess AG	88,097
1,807	Linde AG	289,720
2,468	MAN SE	220,621
960	Merck KGaA	90,517
5,622	Metro AG	264,182
7,895	Muenchener Rueckversicherungs- Gesellschaft AG	1,073,224
2,466	Porsche Automobil Holding SE (Preference)	145,786
4,187	Praktiker AG	16,738
15,105	RWE AG	651,963
1,786	Salzgitter AG	101,986
6,786	SAP AG	412,915
13,222	Siemens AG	1,405,652
1,862	Symrise AG	48,644
13,878	ThyssenKrupp AG	403,691
16,937	TUI AG*	112,047
804	Volkswagen AG	127,617
4,629	Volkswagen AG (Preference)	818,688
606	Wincor Nixdorf AG	34,368
		20,716,619
	Greece—0.2%
28,654	Alpha Bank AE*	39,567
2,345	Coca-Cola Hellenic Bottling Co. SA*	46,609
24,934	EFG Eurobank Ergasias SA*	23,649
18,007	Hellenic Telecommunications Organization SA	100,465
35,995	National Bank of Greece SA*	86,354
9,217	OPAP SA	107,989
56,872	Piraeus Bank SA*	16,658
5,742	Public Power Corp. SA	49,736
		471,027
	Hong Kong—1.7%
82,600	AIA Group Ltd.	256,363
28,295	Bank of East Asia Ltd. (The)	104,945

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
61,242	BOC Hong Kong (Holdings) Ltd.	$148,117
32,085	Cathay Pacific Airways Ltd.	59,088
84,000	Chaoda Modern Agriculture (Holdings) Ltd.	5,950
20,435	Cheung Kong (Holdings) Ltd.	257,378
33,210	CLP Holdings Ltd.	297,457
34,816	Esprit Holdings Ltd.	51,114
13,072	Hang Lung Group Ltd.	80,301
20,607	Hang Lung Properties Ltd.	76,165
12,169	Hang Seng Bank Ltd.	158,597
16,863	Henderson Land Development Co. Ltd.	93,490
48,443	Hong Kong & China Gas Co. Ltd.	110,050
3,100	Hong Kong Exchanges & Clearing Ltd.	53,536
21,000	Hongkong Land Holdings Ltd.	111,300
53,856	Hutchison Whampoa Ltd.	501,107
3,200	Jardine Matheson Holdings Ltd.	162,496
2,000	Jardine Strategic Holdings Ltd.	58,900
11,987	Kerry Properties Ltd.	44,536
10,500	Kingboard Chemical Holdings Ltd.	36,510
39,962	Li & Fung Ltd.	78,226
29,500	Link (The) REIT	102,006
19,875	MTR Corp. Ltd.	64,757
72,928	New World Development Co. Ltd.	78,234
94,509	Noble Group Ltd.	117,409
8,164	Orient Overseas International Ltd.	37,587
99,000	Pacific Basin Shipping Ltd.	45,898
235,320	PCCW Ltd.	95,158
23,054	Power Assets Holdings Ltd.	176,208
36,078	Sino Land Co. Ltd.	57,892
26,733	Sun Hung Kai Properties Ltd.	373,195
15,308	Swire Pacific Ltd., Class A	178,511
19,201	Wharf Holdings Ltd. (The)	103,856
18,148	Yue Yuen Industrial (Holdings) Ltd.	52,119
		4,228,456
	Ireland—0.2%
5,231	Irish Bank Resolution Corp. Ltd.*	—
20,789	CRH PLC	379,419
2,336	DCC PLC	65,312
317,880	Governor & Co. of the Bank of Ireland (The)*	46,111
1,758	Kerry Group PLC, Class A	66,157
4,624	Smurfit Kappa Group PLC*	32,254
		589,253
	Israel—0.3%
49,769	Bank Hapoalim BM	195,494
12,147	Bank Leumi Le-Israel	42,704
44,680	Bezeq Israeli Telecommunication Corp. Ltd.	95,606
1,607	Cellcom Israel Ltd.	35,770
4,754	Israel Chemicals Ltd.	57,403
7,667	Teva Pharmaceutical Industries Ltd.	315,169
		742,146

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Italy—4.3%
59,896	A2A SpA	$82,707
54,558	Assicurazioni Generali SpA	991,550
8,085	Atlantia SpA	124,610
20,778	Banca Carige SpA	41,153
185,151	Banca Monte dei Paschi di Siena SpA	87,365
11,566	Banca Piccolo Credito Valtellinese Scarl	33,878
9,984	Banca Popolare Dell'emilia Romagna Scarl	81,535
32,068	Banca Popolare di Milano Scarl	19,994
7,191	Banca Popolare di Sondrio Scarl	55,366
90,813	Banco Popolare Societa Cooperativa Scarl	136,799
3,619	Buzzi Unicem SpA*	33,618
283,201	Enel SpA	1,346,979
105,762	Eni SpA	2,358,793
3,844	ERG SpA	47,718
1,212	EXOR SpA	26,879
797	EXOR SpA (Preference)	16,708
13,995	Fiat Industrial SpA*	123,075
57,608	Fiat SpA	356,761
19,859	Finmeccanica SpA	137,555
17,226	Fondiaria-Sai SpA*	38,443
436,976	Intesa Sanpaolo SpA	786,857
6,396	Italcementi SpA	43,089
7,605	Italcementi SpA RSP	24,185
1,687	Luxottica Group SpA	50,237
32,831	Mediaset SpA	122,633
17,221	Mediobanca SpA	138,354
39,902	Parmalat SpA	89,549
10,255	Pirelli & C. SpA	91,544
3,947	Prysmian SpA	60,283
3,021	Saipem SpA	136,524
20,321	Saras SpA*	33,701
22,519	Snam Rete Gas SpA(a)	110,624
774,197	Telecom Italia SpA	971,325
352,248	Telecom Italia SpA RSP	372,171
24,063	Terna-Rete Elettrica Nationale SpA	92,835
34,445	UBI Banca-Unione di Banche Italiane ScpA	132,601
846,955	UniCredit SpA	1,001,770
114,074	Unipol Gruppo Finanziario SpA*	47,606
140,530	Unipol Gruppo Finanziario SpA* (Preference)	43,122
		10,490,496
	Japan—16.7%
26,800	Aeon Co. Ltd.	356,073
26,250	Aiful Corp.*	37,704
3,900	Aisin Seiki Co. Ltd.	126,891
12,000	Ajinomoto Co., Inc.	135,890
2,500	Alfresa Holdings Corp.	95,127
15,000	All Nippon Airways Co. Ltd.	45,592
3,300	Alps Electric Co. Ltd.	25,562

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,000	Amada Co. Ltd.	$40,628
15,000	Asahi Glass Co. Ltd.	134,659
7,700	Asahi Group Holdings Ltd.	159,876
25,000	Asahi Kasei Corp.	150,689
6,600	Astellas Pharma, Inc.	244,363
6,000	Bank of Kyoto Ltd. (The)	51,709
21,000	Bank of Yokohama Ltd. (The)	97,762
1,200	Benesse Holdings, Inc.	52,632
15,100	Bridgestone Corp.	360,386
5,300	Brother Industries Ltd.	70,689
22,500	Canon, Inc.	1,038,795
6,300	Casio Computer Co. Ltd.	39,347
36	Central Japan Railway Co.	309,330
12,000	Chiba Bank Ltd. (The)	74,639
16,300	Chubu Electric Power Co., Inc.	299,974
2,700	Chugai Pharmaceutical Co. Ltd.	42,833
4,000	Chugoku Bank Ltd. (The)	53,043
8,100	Chugoku Electric Power Co., Inc. (The)	121,851
48,000	Cosmo Oil Co. Ltd.	121,885
5,800	Credit Saison Co. Ltd.	116,558
16,000	Dai Nippon Printing Co. Ltd.	170,516
7,000	Daicel Corp.	40,487
5,000	Daihatsu Motor Co. Ltd.	90,093
218	Dai-Ichi Life Insurance Co. Ltd. (The)	253,576
9,800	Daiichi Sankyo Co. Ltd.	193,046
3,700	Daikin Industries Ltd.	112,032
1,200	Daito Trust Construction Co. Ltd.	108,035
12,000	Daiwa House Industry Co. Ltd.	151,587
42,000	Daiwa Securities Group, Inc.	150,279
10,000	Denki Kagaku Kogyo Kabushiki Kaisha	38,987
7,600	Denso Corp.	239,964
2,900	Dentsu, Inc.	89,259
27,000	DIC Corp.	52,286
7,000	DOWA Holdings Co. Ltd.	43,181
6,900	East Japan Railway Co.	421,654
5,000	EDION Corp.	40,846
3,900	Eisai Co. Ltd.	156,050
5,000	Electric Power Development Co. Ltd.	126,066
4,800	Elpida Memory, Inc.*	30,718
1,000	FANUC Corp.	165,822
500	Fast Retailing Co. Ltd.	91,247
18,000	Fuji Electric Co. Ltd.	53,786
14,000	Fuji Heavy Industries Ltd.	91,568
9,300	FUJIFILM Holdings Corp.	232,575
14,000	Fujikura Ltd.	45,784
57,000	Fujitsu Ltd.	311,408
23,000	Fukuoka Financial Group, Inc.	90,555
18,000	Furukawa Electric Co. Ltd.	51,478
8,000	Gunma Bank Ltd. (The)	41,552
10,000	Hachijuni Bank Ltd. (The)	56,300
1,100	Hakuhodo DY Holdings, Inc.	60,802

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
28,000	Hankyu Hanshin Holdings, Inc.	$119,218
20,000	Hanwa Co. Ltd.	85,668
58,000	Haseko Corp.*	37,191
119,000	Hitachi Ltd.	651,658
4,700	Hokkaido Electric Power Co., Inc.	59,733
27,000	Hokuhoku Financial Group, Inc.	51,247
4,000	Hokuriku Electric Power Co.	64,431
26,900	Honda Motor Co. Ltd.	830,028
6,500	HOYA	144,963
1,800	Ibiden Co. Ltd.	40,859
1,200	Idemitsu Kosan Co. Ltd.	114,190
32,000	IHI Corp.	74,691
42	Inpex Corp.	283,322
9,000	Isetan Mitsukoshi Holdings Ltd.	93,607
26,000	Isuzu Motors Ltd.	113,370
29,900	ITOCHU Corp.	301,780
16,000	J Front Retailing Co. Ltd.	71,408
65	Japan Tobacco, Inc.	329,689
14,900	JFE Holdings, Inc.	288,923
3,000	JGC Corp.	86,143
12,000	Joyo Bank Ltd. (The)	50,939
4,800	JS Group Corp.	101,879
2,700	JSR Corp.	52,667
8,100	JTEKT Corp.	91,206
43,000	Kajima Corp.	139,519
53,000	Kanematsu Corp.*	45,540
18,300	Kansai Electric Power Co., Inc. (The)	272,476
9,200	Kao Corp.	244,350
26,000	Kawasaki Heavy Industries Ltd.	68,355
23,000	Kawasaki Kisen Kaisha Ltd.	48,080
85	KDDI Corp.	631,164
9,000	Keio Corp.	62,328
300	Keyence Corp.	77,640
6,000	Kinden Corp.	49,939
26,000	Kintetsu Corp.(a)	92,030
16,000	Kirin Holdings Co. Ltd.	198,833
74,000	Kobe Steel Ltd.	126,220
10,800	Komatsu Ltd.	273,688
12,500	Konica Minolta Holdings, Inc.	92,979
10,000	Kubota Corp.	84,130
6,500	Kuraray Co. Ltd.	92,696
2,900	Kyocera Corp.	260,712
11,700	Kyushu Electric Power Co., Inc.	156,350
1,300	Lawson, Inc.	73,940
1,500	Makita Corp.	57,249
38,000	Marubeni Corp.	226,124
7,300	Marui Group Co. Ltd.	57,951
77,000	Mazda Motor Corp.*	166,887
13,500	Medipal Holdings Corp.	127,772
2,200	MEIJI Holdings Co. Ltd.	97,762
8,000	Minebea Co. Ltd.	29,240

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
32,000	Mitsubishi Chemical Holdings Corp.	$198,628
24,400	Mitsubishi Corp.	513,503
27,000	Mitsubishi Electric Corp.	254,505
10,000	Mitsubishi Estate Co. Ltd.	173,004
8,000	Mitsubishi Gas Chemical Co., Inc.	53,248
94,000	Mitsubishi Heavy Industries Ltd.	391,792
30,000	Mitsubishi Materials Corp.	81,949
104,000	Mitsubishi Motors Corp.*	140,045
317,660	Mitsubishi UFJ Financial Group, Inc.	1,405,485
29,700	Mitsui & Co. Ltd.	443,738
32,000	Mitsui Chemicals, Inc.	107,932
20,000	Mitsui Engineering & Shipbuilding Co. Ltd.	32,575
13,000	Mitsui Fudosan Co. Ltd.	220,404
16,000	Mitsui Mining & Smelting Co. Ltd.	44,937
32,000	Mitsui OSK Lines Ltd.	126,399
449,300	Mizuho Financial Group, Inc.	639,593
11,800	MS&AD Insurance Group Holdings, Inc.	236,530
2,500	Murata Manufacturing Co. Ltd.	142,193
22,000	Nagoya Railroad Co. Ltd.	57,839
4,900	Namco Bandai Holdings, Inc.	72,267
152,000	NEC Corp.*	345,034
3,000	NGK Insulators Ltd.	35,396
900	Nidec Corp.	75,024
4,000	Nikon Corp.	91,773
1,500	Nintendo Co. Ltd.	230,074
5,000	Nippon Electric Glass Co. Ltd.	46,233
35,000	Nippon Express Co. Ltd.	137,801
5,000	Nippon Meat Packers, Inc.	63,418
4,500	Nippon Paper Group, Inc.	104,168
29,000	Nippon Sheet Glass Co. Ltd.	63,969
147,000	Nippon Steel Corp.	392,126
18,000	Nippon Telegraph & Telephone Corp.	930,298
49,000	Nippon Yusen Kabushiki Kaisha	126,310
66,300	Nissan Motor Co. Ltd.	624,950
4,000	Nisshin Seifun Group, Inc.	49,913
27,000	Nisshin Steel Co. Ltd.	43,629
1,400	Nissin Foods Holdings Co. Ltd.	54,133
1,600	Nitto Denko Corp.	68,945
2,900	NOK Corp.	50,618
68,300	Nomura Holdings, Inc.	266,280
2,500	Nomura Research Institute Ltd.	57,326
8,000	NSK Ltd.	62,071
11,000	NTN Corp.	49,798
24	NTT Data Corp.	82,026
362	NTT DoCoMo, Inc.	646,702
23,000	Obayashi Corp.	106,483
7,000	Odakyu Electric Railway Co. Ltd.	66,162
27,000	OJI Paper Co. Ltd.	135,043
3,300	Olympus Corp.(a)	51,209
3,700	OMRON Corp.	81,141
1,400	Ono Pharmaceutical Co. Ltd.	73,793

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,530	ORIX Corp.	$225,826
43,000	Osaka Gas Co. Ltd.	163,783
6,400	Otsuka Holdings Co. Ltd.	165,961
85,000	Panasonic Corp.	881,885
8,300	Promise Co. Ltd.*	82,707
13,700	Resona Holdings, Inc.	62,373
18,000	Ricoh Co. Ltd.	150,741
2,100	Rohm Co. Ltd.	108,804
900	Sankyo Co. Ltd.	47,669
428	SBI Holdings, Inc.	36,611
2,500	Secom Co. Ltd.	120,231
2,200	Sega Sammy Holdings, Inc.	48,782
6,500	Seiko Epson Corp.	87,861
6,000	Seino Holdings Co. Ltd.	45,861
11,000	Sekisui Chemical Co. Ltd.	87,605
15,000	Sekisui House Ltd.	135,620
17,300	Seven & I Holdings Co. Ltd.	467,250
30,000	Sharp Corp.	282,783
3,500	Shikoku Electric Power Co., Inc.	90,087
25,000	Shimizu Corp.	108,368
5,000	Shin-Etsu Chemical Co. Ltd.	261,622
73,000	Shinsei Bank Ltd.	82,385
3,000	Shionogi & Co. Ltd.	41,359
4,900	Shiseido Co. Ltd.	90,930
10,000	Shizuoka Bank Ltd. (The)	98,365
39,000	Showa Denko K.K.	72,523
7,200	Showa Shell Sekiyu K.K.	53,094
500	SMC Corp.	79,449
6,600	SoftBank Corp.	219,055
152,100	Sojitz Corp.	263,334
25,300	Sony Corp.	545,747
2,800	Stanley Electric Co. Ltd.	41,798
35,000	Sumitomo Chemical Co. Ltd.	132,414
26,400	Sumitomo Corp.	334,169
15,300	Sumitomo Electric Industries Ltd.	174,240
5,700	Sumitomo Forestry Co. Ltd.	49,781
9,000	Sumitomo Heavy Industries Ltd.	52,171
104,000	Sumitomo Metal Industries Ltd.	200,064
9,000	Sumitomo Metal Mining Co. Ltd.	126,848
30,200	Sumitomo Mitsui Financial Group, Inc.	858,265
65,000	Sumitomo Mitsui Trust Holdings, Inc.	226,739
6,000	Sumitomo Realty & Development Co. Ltd.	127,349
2,200	Suzuken Co. Ltd.	53,381
11,100	Suzuki Motor Corp.	241,147
11,800	T&D Holdings, Inc.	119,248
49,000	Taiheiyo Cement Corp.	96,146
47,000	Taisei Corp.	127,182
900	Taisho Pharmaceutical Holdings Co. Ltd.*	63,713
6,000	Taiyo Nippon Sanso Corp.	43,475
9,000	Takashimaya Co. Ltd.	65,213
10,600	Takeda Pharmaceutical Co. Ltd.	481,231

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,800	TDK Corp.	$75,486
19,000	Teijin Ltd.	67,983
1,100	Terumo Corp.	56,852
14,000	Tobu Railway Co. Ltd.	67,509
10,000	Toho Gas Co. Ltd.	56,941
11,700	Tohoku Electric Power Co., Inc.	130,392
11,300	Tokio Marine Holdings, Inc.	274,185
31,600	Tokyo Electric Power Co., Inc. (The)*	115,904
1,600	Tokyo Electron Ltd.	87,413
47,000	Tokyo Gas Co. Ltd.	203,129
27,000	Tokyu Corp.	131,581
11,000	Tokyu Land Corp.	47,259
10,000	TonenGeneral Sekiyu K.K.	114,267
19,000	Toppan Printing Co. Ltd.	150,099
19,000	Toray Industries, Inc.	137,429
72,000	Toshiba Corp.	322,257
17,000	Tosoh Corp.	56,685
6,000	TOTO Ltd.	50,555
5,000	Toyo Seikan Kaisha Ltd.	77,717
3,200	Toyota Industries Corp.	92,460
59,400	Toyota Motor Corp.	2,014,153
8,900	Toyota Tsusho Corp.	143,815
20,000	Ube Industries Ltd.	60,019
8,200	UNY Co. Ltd.	75,086
4,300	West Japan Railway Co.	183,636
2,000	Yakult Honsha Co. Ltd.	57,121
2,160	Yamada Denki Co. Ltd.	157,343
5,000	Yamaguchi Financial Group, Inc.	45,271
4,300	Yamaha Corp.	44,613
6,500	Yamaha Motor Co. Ltd.*	94,864
8,000	Yamato Holdings Co. Ltd.	134,607
9,000	Yokohama Rubber Co. Ltd. (The)	52,401
		40,949,479
	Jersey Island—0.1%
9,786	Informa PLC	57,243
8,559	Wolseley PLC	248,396
		305,639
	Luxembourg—0.4%
2,621	APERAM SA	45,807
33,604	ArcelorMittal SA	704,468
4,608	SES SA FDR	118,904
5,874	Tenaris SA	94,630
		963,809
	Netherlands—3.5%
105,523	Aegon NV*	511,462
5,604	Akzo Nobel NV	298,706
2,547	ASML Holding NV	107,536
1,284	Corio NV REIT	66,085
1,611	CSM NV	24,156
7,625	Delta Lloyd NV	135,973

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
8,666	European Aeronautic Defence and Space Co. NV	$258,306
882	Fugro NV CVA	52,567
950	Gemalto NV	43,687
2,476	Heineken Holding NV	107,180
3,524	Heineken NV	172,575
1,467	Imtech NV	43,829
416,733	ING Groep NV CVA*	3,638,681
44,548	Koninklijke (Royal) KPN NV	590,039
33,023	Koninklijke Ahold NV	426,750
12,399	Koninklijke BAM Groep NV	52,228
1,031	Koninklijke Boskalis Westminster NV	36,526
4,195	Koninklijke DSM NV	217,781
21,722	Koninklijke Philips Electronics NV	457,346
873	Nutreco NV	58,691
9,796	PostNL NV	50,295
2,204	Randstad Holding NV	79,236
2,815	SBM Offshore NV	62,822
22,010	SNS REAAL NV*	62,504
9,796	TNT Express NV	84,345
23,673	Unilever NV CVA	824,487
2,519	USG People NV	22,574
471	Wereldhave NV REIT	37,321
5,644	Wolters Kluwer NV	100,804
		8,624,492
	New Zealand—0.1%
16,639	Fletcher Building Ltd.	89,859
107,276	Telecom Corp. of New Zealand Ltd.	220,846
		310,705
	Norway—0.9%
4,078	Aker Solutions ASA	47,883
21,200	DnB NOR ASA	249,697
4,078	Kvaerner ASA*	7,935
46,725	Norsk Hydro ASA	246,316
25,745	Norske Skogindustrier ASA*	14,706
26,842	Orkla ASA(a)	236,077
3,691	Petroleum Geo-Services ASA*	40,829
34,895	Statoil ASA	899,198
12,819	Storebrand ASA	79,804
15,091	Telenor ASA	272,021
2,556	Yara International ASA	122,923
		2,217,389
	Portugal—0.3%
185,157	Banco Comercial Portugues SA, Class R*	40,030
9,514	Brisa Auto-Estradas de Portugal SA	32,910
90,588	EDP-Energias de Portugal SA	288,714
3,476	Galp Energia SGPS SA, Class B	72,628
29,415	Portugal Telecom SGPS SA	213,346
42,531	Sonae SGPS SA	31,144
		678,772

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Singapore—0.9%
50,000	CapitaLand Ltd.	$109,052
33,000	CapitaMall Trust REIT	49,433
7,000	City Developments Ltd.	61,013
45,000	ComfortDelGro Corp. Ltd.	50,331
28,000	DBS Group Holdings Ltd.	276,488
25,000	Fraser and Neave Ltd.	123,033
121,000	Golden Agri-Resources Ltd.	62,834
3,000	Jardine Cycle & Carriage Ltd.	109,052
19,600	Keppel Corp. Ltd.	148,601
32,000	Oversea-Chinese Banking Corp. Ltd.	216,537
15,000	SembCorp Industries Ltd.	50,212
14,000	Singapore Airlines Ltd.	131,086
29,000	Singapore Press Holdings Ltd.	90,357
23,000	Singapore Technologies Engineering Ltd.	52,001
136,000	Singapore Telecommunications Ltd.	346,601
19,000	United Overseas Bank Ltd.	260,326
7,000	Venture Corp. Ltd.	37,693
27,000	Wilmar International Ltd.	117,991
		2,292,641
	South Korea—4.6%
4,470	BS Financial Group, Inc.*	50,218
488	Cheil Industries, Inc.	43,859
1,072	Daelim Industrial Co. Ltd.	94,799
3,570	DGB Financial Group, Inc.*	44,939
1,773	Dongbu Insurance Co. Ltd.	75,435
2,050	Dongkuk Steel Mill Co. Ltd.	48,558
1,353	Doosan Corp.	173,978
962	Doosan Heavy Industries & Construction Co. Ltd.	52,084
332	E-Mart Co. Ltd.*	86,730
802	GS Engineering & Construction Corp.	71,212
2,146	GS Holdings	126,452
3,750	Hana Financial Group, Inc.	136,539
1,880	Hankook Tire Co. Ltd.	76,001
4,770	Hanwha Corp.	170,449
183	Honam Petrochemical Corp.	50,861
6,970	Hynix Semiconductor, Inc.	143,715
1,310	Hyosung Corp.	76,718
458	Hyundai Department Store Co. Ltd.	66,539
2,060	Hyundai Development Co.	43,405
951	Hyundai Engineering & Construction Co. Ltd.	61,701
657	Hyundai Heavy Industries Co. Ltd.	179,338
337	Hyundai Mipo Dockyard Co. Ltd.	37,404
630	Hyundai MOBIS	183,622
3,834	Hyundai Motor Co.	785,344
600	Hyundai Steel Co.	55,495
3,900	Industrial Bank of Korea	52,260
2,170	Kangwon Land, Inc.	58,352

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,078	KB Financial Group, Inc.	$238,030
3,152	Kia Motors Corp.	205,639
13,500	Korea Electric Power Corp.*	305,766
10,930	Korea Exchange Bank	81,960
1,790	Korea Gas Corp.	60,975
478	Korea Kumho Petrochemical Co. Ltd.	82,600
1,096	Korean Air Lines Co. Ltd.	49,450
6,370	KT Corp.	215,265
1,558	KT&G Corp.	97,709
459	LG Chem Ltd.	150,763
6,267	LG Corp.	373,803
7,000	LG Display Co. Ltd.	144,333
4,706	LG Electronics, Inc.	317,215
2,215	LG International Corp.	99,437
184	Lotte Shopping Co. Ltd.	66,746
1,162	LS Corp.	83,989
1,983	POSCO	696,072
3,261	Samsung C&T Corp.	204,806
413	Samsung Electro-Mechanics Co. Ltd.	31,827
2,259	Samsung Electronics Co. Ltd.	1,973,211
755	Samsung Fire & Marine Insurance Co. Ltd.	162,146
3,390	Samsung Heavy Industries Co. Ltd.	105,995
1,047	Samsung Life Insurance Co. Ltd.	82,006
489	Samsung SDI Co. Ltd.	60,011
865	Samsung Securities Co. Ltd.	45,662
10,663	Shinhan Financial Group Co. Ltd.	429,618
126	Shinsegae Co. Ltd.	31,949
6,087	SK Holdings Co. Ltd.	826,650
1,728	SK Innovation Co. Ltd.	265,858
1,487	SK Telecom Co. Ltd.	198,589
2,265	S-Oil Corp.	240,153
3,280	STX Corp. Ltd.	42,620
2,250	STX Offshore & Shipbuilding Co. Ltd.	32,282
14,160	Woori Finance Holdings Co. Ltd.	138,636
		11,187,778
	Spain—4.3%
6,603	Abertis Infraestructuras SA	109,920
952	Acciona SA	91,130
5,528	Acerinox SA	74,175
6,534	ACS Actividades de Construccion y Servicios SA	250,169
139,754	Banco Bilbao Vizcaya Argentaria SA	1,279,123
55,828	Banco de Sabadell SA	203,238
50,016	Banco Popular Espanol SA	232,378
275,767	Banco Santander SA	2,375,919
12,274	Bankinter SA	76,183
22,989	CaixaBank SA	113,638
24,535	Distribuidora Internacional de Alimentacion SA*	113,102
2,405	Ebro Foods SA	49,244

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,041	Enagas SA	$60,527
3,922	Endesa SA	94,419
10,128	Ferrovial SA	129,964
3,197	Fomento de Construcciones y Contratas SA	83,743
8,548	Gamesa Corp. Tecnologica SA	41,908
11,112	Gas Natural SDG SA	209,004
135,258	Iberdrola SA	991,963
3,600	Indra Sistemas SA	61,059
2,276	Industria de Diseno Textil SA	208,759
26,484	International Consolidated Airlines Group SA*	71,261
26,724	Mapfre SA	99,188
1,658	Obrascon Huarte Lain SA	46,876
38,911	Repsol YPF SA	1,188,579
4,917	Sacyr Vallehermoso SA	34,908
109,503	Telefonica SA	2,349,060
		10,639,437
	Sweden—2.8%
4,039	Alfa Laval AB	76,269
3,929	Assa Abloy AB, Class B	96,674
6,286	Atlas Copco AB, Class A	138,725
3,890	Atlas Copco AB, Class B	76,644
1,310	Axfood AB	50,183
4,530	Boliden AB	65,294
7,347	Electrolux AB, Series B	138,393
2,690	Getinge AB, Class B	70,473
17,442	Hennes & Mauritz AB, Class B	582,380
2,192	Hexagon AB, Class B	34,103
2,239	Holmen AB, Class B	63,990
2,200	Husqvarna AB, Class A	11,333
7,200	Husqvarna AB, Class B	36,913
4,639	Industrivarden AB, Class A	61,628
2,020	Industrivarden AB, Class C	25,507
16,861	Investor AB, Class B	334,034
3,410	Kinnevik Investment AB, Class B	72,196
1,419	Lundbergforetagen AB, Class B	44,286
4,356	NCC AB, Class B	80,975
78,818	Nordea Bank AB	727,099
6,000	Peab AB	33,034
4,311	Ratos AB, Class B	58,137
2,651	Saab AB, Class B	51,658
14,061	Sandvik AB	196,038
24,652	SAS AB*	41,366
653	Scania AB, Class A	10,674
10,823	Scania AB, Class B	184,119
9,962	Securitas AB, Class B	91,977
41,559	Skandinaviska Enskilda Banken AB, Class A	264,608
11,527	Skanska AB, Class B	190,747
5,816	SKF AB, Class B	130,961
6,664	SSAB AB, Class A	65,237

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,316	SSAB AB, Class B	$19,879
20,798	Svenska Cellulosa AB, Class B	306,529
11,676	Svenska Handelsbanken AB, Class A	339,296
17,924	Swedbank AB, Class A	254,608
1,821	Swedish Match AB	63,534
7,924	Tele2 AB, Class B	168,624
56,674	Telefonaktiebolaget LM Ericsson, Class B	596,882
85,822	TeliaSonera AB	603,240
5,508	Trelleborg AB, Class B	47,276
12,453	Volvo AB, Class A	156,960
26,860	Volvo AB, Class B	339,172
		7,001,655
	Switzerland—4.9%
18,787	ABB Ltd.*	360,724
3,018	Adecco SA*	146,984
1,153	Aryzta AG	56,207
1,410	Baloise Holding AG	116,340
6,185	Clariant AG*	68,150
3,873	Compagnie Financiere Richemont SA	223,494
26,841	Credit Suisse Group AG*	789,079
2,621	GAM Holding AG*	31,754
353	Geberit AG*	73,170
86	Givaudan SA*	79,205
171	Helvetia Holding AG	63,330
5,791	Holcim Ltd.*	372,412
1,853	Julius Baer Group Ltd.*	70,945
602	Kuehne + Nagel International AG	75,561
8	Lindt & Spruengli AG NVTG	24,915
1	Lindt & Spruengli AG, Registered Shares	37,207
860	Lonza Group AG*	57,873
40,845	Nestle SA	2,387,472
34,667	Novartis AG	1,975,000
897	Pargesa Holding SA	70,921
6,737	Petroplus Holdings AG*	40,694
7,929	Roche Holding AG	1,317,554
228	Schindler Holding AG NVTG	27,021
336	Schindler Holding AG, Registered Shares	39,859
64	SGS SA	110,978
395	Sulzer AG	46,721
254	Swatch Group AG NVTG	108,390
391	Swatch Group AG, Registered Shares	29,253
1,996	Swiss Life Holding*	249,385
10,811	Swiss Re AG*	598,776
383	Swisscom AG	156,006
785	Syngenta AG*	242,045
384	Synthes, Inc.	64,911
5,856	Transocean Ltd.	336,243
56,542	UBS AG*	727,878
4,083	Zurich Financial Services AG*	955,576
		12,132,033

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	United Kingdom—20.5%
16,533	3i Group PLC	$54,866
3,684	AMEC PLC	55,033
13,610	Amlin PLC	63,202
16,189	Anglo American PLC	599,307
3,615	Antofagasta PLC	68,094
8,942	Associated British Foods PLC	159,632
30,179	AstraZeneca PLC	1,454,539
159,095	Aviva PLC	875,159
95,067	BAE Systems PLC	424,436
20,665	Balfour Beatty PLC	84,022
395,663	Barclays PLC	1,247,264
61,302	Barratt Developments PLC*	87,865
4,331	Bellway PLC	49,634
28,851	BG Group PLC	631,701
20,666	BHP Billiton PLC	656,299
716,623	BP PLC	5,332,395
25,859	British American Tobacco PLC	1,195,615
16,404	British Land Co. PLC REIT	135,169
13,948	British Sky Broadcasting Group PLC	158,495
314,504	BT Group PLC	954,873
7,535	Bunzl PLC	98,028
2,683	Burberry Group PLC	58,074
168,310	Cable & Wireless Communications PLC	98,453
60,423	Cable & Wireless Worldwide PLC	27,269
4,054	Capita Group PLC (The)	47,539
12,397	Capital Shopping Centres Group PLC REIT	65,893
11,766	Carillion PLC	65,787
3,444	Carnival PLC	126,911
108,890	Centrica PLC	521,478
3,883	Close Brothers Group PLC	44,468
17,291	Cobham PLC	50,237
34,247	Compass Group PLC	312,874
4,977	Cookson Group PLC	38,608
5,543	De La Rue PLC	75,557
51,502	Debenhams PLC	54,034
33,600	Diageo PLC	699,073
465,006	Dixons Retail PLC*	88,942
11,820	Drax Group PLC	103,597
9,393	easyJet PLC*	53,974
10,828	Electrocomponents PLC	38,363
51,052	Enterprise Inns PLC*	22,867
3,680	Eurasian Natural Resources Corp. PLC	39,085
9,096	Experian PLC	118,996
21,660	FirstGroup PLC	116,771
30,277	G4S PLC	119,341
30,683	GKN PLC	94,247
111,510	GlaxoSmithKline PLC	2,519,837
7,127	Greene King PLC	51,629
11,738	Hammerson PLC REIT	77,130
33,392	Hays PLC	42,687

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
9,465	Hiscox Ltd.	$58,283
47,392	Home Retail Group PLC	76,572
409,374	HSBC Holdings PLC	3,600,541
10,457	ICAP PLC	68,207
4,506	IMI PLC	59,967
17,750	Imperial Tobacco Group PLC	651,508
16,802	Inchcape PLC	88,493
4,911	Inmarsat PLC	37,193
2,541	InterContinental Hotels Group PLC	47,125
9,136	Intermediate Capital Group PLC	36,070
40,055	International Power PLC	218,656
8,474	Invensys PLC	30,844
12,953	Investec PLC	79,114
58,011	ITV PLC*	59,974
64,334	J Sainsbury PLC	310,590
4,626	Johnson Matthey PLC	140,302
3,213	Kazakhmys PLC	48,101
41,515	Kesa Electricals PLC	69,288
69,991	Kingfisher PLC	292,486
31,458	Ladbrokes PLC	70,122
18,948	Land Securities Group PLC REIT	209,194
189,475	Legal & General Group PLC	337,944
1,077,115	Lloyds Banking Group PLC*	564,949
45,146	Logica PLC	68,425
2,676	Lonmin PLC	46,994
46,250	Man Group PLC	111,904
56,748	Marks & Spencer Group PLC	294,851
11,273	Meggitt PLC	69,981
20,992	Mitchells & Butlers PLC*	81,320
10,895	Mondi PLC	83,532
18,221	National Express Group PLC	67,703
80,141	National Grid PLC	798,771
3,813	Next PLC	157,311
163,021	Old Mutual PLC	289,446
15,758	Pearson PLC	291,231
6,616	Pennon Group PLC	74,272
14,327	Persimmon PLC	115,094
108,214	Premier Foods PLC*	6,892
56,760	Prudential PLC	593,216
54,220	Punch Taverns PLC*	9,189
7,555	Reckitt Benckiser Group PLC	389,981
57,471	Rentokil Initial PLC*	66,790
35,699	Resolution Ltd.	158,460
26,285	Rexam PLC	146,839
14,225	Rio Tinto PLC	777,216
24,286	Rolls-Royce Holdings PLC*	275,380
1,675,734	Rolls-Royce Holdings PLC, Class C*	2,705
705,790	Royal Bank of Scotland Group PLC*	276,032
108,366	Royal Dutch Shell PLC, Class A	3,858,595
83,017	Royal Dutch Shell PLC, Class B	2,995,521

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
120,017	RSA Insurance Group PLC	$216,385
13,492	SABMiller PLC	494,675
19,625	Sage Group PLC (The)	88,093
609	Schroders PLC NVTG	12,317
1,718	Schroders PLC, Registered Shares	39,626
25,968	Scottish & Southern Energy PLC	563,337
17,109	Segro PLC REIT	67,327
6,980	Serco Group PLC	58,529
5,752	Severn Trent PLC	140,750
2,115	Shire PLC	66,604
26,643	SIG PLC	41,306
8,402	Smith & Nephew PLC	77,369
5,812	Smiths Group PLC	89,778
54,220	Spirit Pub Co. PLC*	41,789
12,122	Stagecoach Group PLC	48,544
29,420	Standard Chartered PLC	692,833
68,483	Standard Life PLC	238,542
11,335	Tate & Lyle PLC	119,380
168,416	Taylor Wimpey PLC*	100,445
196,598	Tesco PLC	1,274,869
50,019	Thomas Cook Group PLC	41,983
5,309	Travis Perkins PLC	73,738
34,799	TUI Travel PLC	95,881
2,686	Tullow Oil PLC	60,827
20,001	Unilever PLC	673,436
9,055	United Business Media Ltd.	74,248
25,112	United Utilities Group PLC	245,834
2,280	Vedanta Resources PLC	47,032
1,440,621	Vodafone Group PLC	4,019,294
3,794	Whitbread PLC	101,473
20,959	William Hill PLC	73,073
70,407	William Morrison Supermarkets PLC	343,432
24,754	WPP PLC	258,112
23,910	Xstrata PLC	403,491
525,614	Yell Group PLC*	30,627
		50,437,502
	Total Common Stocks and Other Equity Interests (Cost $268,652,106)	245,500,256
	Rights—0.0%
	Hong Kong—0.0%
36,464	New World Development Co. Ltd., expiring 11/22/11*	12,444
	Italy—0.0%
32,068	Banca Popolare di Milano Scarl, expiring 11/18/11*	30,460

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2011

Number of Shares		Value
	Rights (Continued)
	South Korea—0.0%
102	Samsung Securities Co. Ltd., expiring 11/24/11*	$1,068
	Total Rights (Cost $112,260)	43,972
	Total Investments (excluding investments purchased with cash collateral from securities on loan)—99.9% (Cost $268,764,366)	245,544,228
	Investments Purchased with Cash Collateral from Securities on Loan Money Market Fund—0.9%
2,271,487	Invesco Liquid Assets Portfolio - Institutional Class (Cost $ 2,271,487)(b)(c)	2,271,487
	Total Investments (Cost $271,035,853)—100.8%	247,815,715
	Liabilities in excess of other assets—(0.8)%	(2,123,161)
	Net Assets—100.0%	$245,692,554

Investment Abbreviations:

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipts

NVTG—Non-Voting Shares

PPS—Price Protected Shares

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security was out on loan at October 31, 2011.

(b)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

(c)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—5.2%
9,965	Abacus Property Group REIT	$20,140
17,470	Adelaide Brighton Ltd.	53,195
10,808	Alesco Corp. Ltd.	16,168
32,749	Alumina Ltd.	51,423
3,973	Ansell Ltd.	59,012
21,778	APA Group	100,509
14,070	APN News & Media Ltd.	13,062
15,775	Ardent Leisure Group REIT	18,326
27,385	Aristocrat Leisure Ltd.	65,953
15,470	Australand Property Group REIT	42,674
19,610	AWE Ltd.*	28,919
48,695	Beach Energy Ltd.	60,963
7,552	Billabong International Ltd.	34,293
12,012	Boart Longyear Group	41,164
4,315	Bradken Ltd.	35,388
12,684	BWP Trust REIT	22,406
1,050	Campbell Brothers Ltd.	51,411
2,913	Cardno Ltd.	16,225
67,215	Centro Retail Group REIT*	19,611
13,094	Challenger Financial Services Group Ltd.	63,487
8,924	Charter Hall Group REIT	18,557
23,431	Charter Hall Office REIT	84,521
11,394	Charter Hall Retail REIT	39,529
702	Cochlear Ltd.	43,622
90,000	Commonwealth Property Office Fund REIT	88,801
6,073	Consolidated Media Holdings Ltd.	16,945
10,801	Crown Ltd.	92,477
20,988	David Jones Ltd.	75,486
25,780	Downer EDI Ltd.*	83,421
101,713	Elders Ltd.*	30,215
27,599	Emeco Holdings Ltd.	29,135
1,868	Energy Resources of Australia Ltd.*	3,934
52,332	Envestra Ltd.	35,811
54,783	Fairfax Media Ltd.	54,054
31,448	FKP Property Group	16,516
1,553	Fleetwood Corp. Ltd.	20,200
1,636	Flight Centre Ltd.	34,506
4,200	Fortescue Metals Group Ltd.	21,612
7,563	GrainCorp Ltd.	63,470
2,862	Gud Holdings Ltd.	23,715
90,210	Gunns Ltd.*	25,841
12,107	GWA International Ltd.	29,544
27,323	Harvey Norman Holdings Ltd.	62,905
18,469	Hills Industries Ltd.	21,260
4,735	Iluka Resources Ltd.	81,381
121,737	Infigen Energy	37,456
110,657	Investa Office Fund REIT	73,376
3,564	IOOF Holdings Ltd.	24,049
1,997	Iress Market Technology Ltd.	16,123
2,160	JB Hi-Fi Ltd.	36,254

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
24,814	Kagara Ltd.*	$10,662
3,369	Macarthur Coal Ltd.	57,869
39,871	Macmahon Holdings Ltd.*	25,804
1,919	Monadelphous Group Ltd.	37,136
18,709	Mount Gibson Iron Ltd.	30,667
5,992	New Hope Corp. Ltd.	37,825
13,042	Nufarm Ltd.*	65,449
6,336	OZ Minerals Ltd.	78,112
90,799	Pacific Brands Ltd.	57,800
4,708	Paladin Energy Ltd.*	7,492
115,535	PaperlinX Ltd.*	11,645
2,328	Perpetual Ltd.	56,190
3,992	Platinum Asset Management Ltd.	17,068
4,233	Premier Investments Ltd.	22,904
21,203	Primary Health Care Ltd.	75,134
12,257	Programmed Maintenance Services Ltd.	25,813
3,811	Ramsay Health Care Ltd.	76,014
4,082	Seek Ltd.	26,938
3,337	Seven Group Holdings Ltd.	27,261
132,105	Sigma Pharmaceuticals Ltd.	98,110
77,384	SP Ausnet	81,690
30,771	Spotless Group Ltd.	65,293
13,892	STW Communications Group Ltd.	13,486
34,143	Ten Network Holdings Ltd.*	33,688
16,578	Transfield Services Ltd.	40,102
5,582	UGL Ltd.	78,469
218,884	Virgin Blue Holdings Ltd.*	87,084
7,555	Westfield Retail Trust REIT	20,439
		3,365,189
	Austria—0.9%
1,132	Andritz AG	101,098
4,038	CA Immobilien Anlagen AG*	52,261
3,811	Conwert Immobilien Invest SE	52,625
567	Flughafen Wien AG	25,703
334	Mayr-Melnhof Karton AG	31,213
2,334	Oesterreichische Post AG	71,099
1,226	RHI AG	27,044
2,866	S IMMO AG*	16,989
226	Schoeller-Bleckmann Oilfield Equipment AG	18,097
564	Semperit AG Holding	24,701
3,606	Strabag SE	112,035
1,814	Verbund AG	53,222
		586,087
	Belgium—1.1%
892	Ackermans & van Haaren NV	72,857
362	Barco NV	19,793
721	Befimmo SCA Sicafi REIT	55,804
574	Cie d'Entreprises CFE	32,649
855	Cie Maritime Belge SA	20,345
625	Cofinimmo REIT	76,992

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,064	Euronav SA*	$9,241
281	EVS Broadcast Equipment SA	14,541
364	Gimv NV	18,760
1,097	Mobistar SA	63,139
5,937	Nyrstar*	52,758
816	Omega Pharma SA	38,993
6,012	RHJ International*	29,266
627	Sofina SA	54,082
1,744	Telenet Group Holding NV*	67,965
2,302	Tessenderlo Chemie NV	72,340
		699,525
	Bermuda—0.5%
8,537	Aquarius Platinum Ltd.	25,630
10,421	BW Offshore Ltd.	19,748
14,000	China Yurun Food Group Ltd.	24,917
725	Dockwise Ltd.*	12,030
34,332	Golden Ocean Group Ltd.	26,833
9,728	Lancashire Holdings Ltd.	112,583
40,000	Midland Holdings Ltd.	19,987
153,000	Mongolia Energy Co. Ltd.*	14,975
8,500	Ports Design Ltd.	15,369
258,000	Samling Global Ltd.	15,118
78,000	Skyworth Digital Holdings Ltd.	42,089
288,000	SRE Group Ltd.	15,021
		344,300
	Canada—7.4%
12,916	Advantage Oil & Gas Ltd.*	68,790
3,342	Aecon Group, Inc.	30,282
4,575	AGF Management Ltd., Class B	73,605
1,250	Agnico-Eagle Mines Ltd.	54,417
1,083	Allied Properties Real Estate Investment Trust REIT	26,365
4,027	Altagas Ltd.	119,239
1,296	Artis Real Estate Investment Trust REIT	17,223
1,707	Astral Media, Inc.	58,810
2,660	Atlantic Power Corp.	35,967
3,456	ATS Automation Tooling Systems, Inc.*	21,608
6,600	AuRico Gold, Inc.*	64,123
1,715	Birchcliff Energy Ltd.*	26,107
933	Boardwalk REIT	45,727
5,657	CAE, Inc.	60,543
3,011	Calloway REIT	79,727
1,715	Canaccord Financial, Inc.	16,282
1,884	Canadian REIT	67,299
2,628	Canadian Apartment Properties REIT	53,499
1,429	Canadian Western Bank	41,003
5,960	Canfor Corp.*	60,485
11,181	Cascades, Inc.	51,219
1,237	CCL Industries, Inc., Class B	36,117
1,806	Centerra Gold, Inc.	35,929

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,624	Chartwell Seniors Housing REIT	$43,995
5,445	CML Healthcare, Inc.	53,121
865	Cogeco Cable, Inc.	41,306
2,057	Cominar REIT	46,742
14,375	Connacher Oil & Gas Ltd.*	6,657
795	Corus Entertainment, Inc., Class B	15,280
7,121	Cott Corp.*	50,186
1,084	Crew Energy, Inc.*	11,961
7,228	Daylight Energy Ltd.	71,680
4,726	Denison Mines Corp.*	7,470
1,700	Dollarama, Inc.	64,217
1,645	Dorel Industries, Inc., Class B	40,146
895	Dundee REIT	29,736
2,774	Dundee Corp., Class A*	66,889
5,147	Eldorado Gold Corp.	97,057
1,952	Enerflex Ltd.	20,164
5,839	Ensign Energy Services, Inc.	88,121
5,451	Extendicare REIT	40,941
6,106	Fairborne Energy Ltd.*	21,885
1,774	First Capital Realty, Inc.	29,059
955	FirstService Corp.*	26,778
1,890	Flint Energy Services Ltd.*	22,739
1,601	Franco-Nevada Corp.	63,653
6,925	Galleon Energy, Inc., Class A*	19,522
1,711	Genworth MI Canada, Inc.	37,898
2,236	Gildan Activewear, Inc.	57,901
3,165	GMP Capital, Inc.	22,688
5,974	Golden Star Resources Ltd.*	11,849
2,857	Great Canadian Gaming Corp.*	23,587
3,113	Harry Winston Diamond Corp.*	37,861
520	Home Capital Group, Inc.	23,601
5,342	HudBay Minerals, Inc.	58,731
3,895	IAMGOLD Corp.	84,037
1,196	Inmet Mining Corp.	71,646
6,450	InnVest REIT	26,755
6,405	Jean Coutu Group PJC, Inc. (The), Class A	82,219
4,796	Lake Shore Gold Corp.*	7,146
1,196	Laurentian Bank of Canada	55,366
3,306	Linamar Corp.	52,656
11,932	Lundin Mining Corp.*	46,971
792	MacDonald Dettwiler & Associates Ltd.	35,731
1,176	Major Drilling Group International	15,783
3,032	Manitoba Telecom Services, Inc.	97,470
6,392	Maple Leaf Foods, Inc.	72,720
3,775	Martinrea International, Inc.*	26,757
1,596	Meg Energy Corp.*	72,244
1,600	Morguard REIT	24,421
4,347	Mullen Group Ltd.	87,662
5,410	New Gold, Inc.*	67,268
375	Niko Resources Ltd.	20,701
1,451	Norbord, Inc.*	12,797

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,410	Nuvista Energy Ltd.	$21,114
1,022	Open Text Corp.*	62,776
1,430	Osisko Mining Corp.*	17,305
1,503	Pacific Rubiales Energy Corp.	35,167
1,249	Pan American Silver Corp.	35,021
1,591	Petrobakken Energy Ltd., Class A	14,544
3,052	Petrobank Energy & Resources Ltd.*	27,562
634	Petrominerales Ltd.	16,788
2,078	Primaris Retail REIT	43,140
6,716	Progress Energy Resources Corp.	95,407
3,212	Progressive Waste Solutions Ltd.	67,911
3,217	Quadra FNX Mining Ltd.*	37,247
2,175	Reitmans (Canada) Ltd., Class A	34,226
1,551	Ritchie Bros Auctioneers, Inc.	30,981
3,802	Russel Metals, Inc.	87,811
2,762	Savanna Energy Services Corp.*	23,386
1,009	ShawCor Ltd., Class A	24,228
1,428	Silver Wheaton Corp.	49,486
1,254	Stantec, Inc.*	30,944
471	SXC Health Solutions Corp.*	21,946
4,123	Thompson Creek Metals Co., Inc.*	29,721
2,246	Tim Hortons, Inc.	110,937
1,917	TMX Group, Inc.	84,535
1,952	Toromont Industries Ltd.	36,750
2,704	Torstar Corp., Class B	28,422
4,584	Transcontinental, Inc., Class A	58,612
6,740	TransForce, Inc.	81,633
1,600	Trican Well Service Ltd.	28,400
1,802	Trilogy Energy Corp.	61,612
8,329	Trinidad Drilling Ltd.	65,408
3,203	Uranium One, Inc.	9,674
1,423	West Fraser Timber Co. Ltd.	61,605
		4,792,436
	Cayman Islands—0.9%
8,000	AAC Technologies Holdings, Inc.	18,607
20,000	Anta Sports Products Ltd.	18,571
53,000	Belle International Holdings Ltd., Class A	105,385
80,000	Bosideng International Holdings Ltd.	22,459
48,000	China Shanshui Cement Group Ltd.	37,708
134,000	China Zhongwang Holdings Ltd.	44,868
14,000	ENN Energy Holdings Ltd.	51,204
36,000	GCL-Poly Energy Holdings Ltd.	11,961
65,000	Geely Automobile Holdings Ltd.	16,993
66,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	23,799
54,000	Ju Teng International Holdings Ltd.	10,571
30,500	KWG Property Holding Ltd.	13,433
20,000	Li Ning Co. Ltd.	19,240
24,000	Minth Group Ltd.	25,252
206,000	Renhe Commercial Holdings Co. Ltd.	29,448

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
26,000	Sands China Ltd.*	$80,026
85,000	Want Want China Holdings Ltd.	79,691
		609,216
	China—0.9%
43,405	Agile Property Holdings Ltd.	40,079
31,000	BYD Electronic International Co. Ltd.*	11,258
92,000	China Dongxiang Group Co.	16,706
24,000	China High Speed Transmission Equipment Group Co. Ltd.	15,330
113,000	Country Garden Holdings Co.	45,549
92,500	Fosun International	53,129
34,500	Greentown China Holdings Ltd.	22,393
38,500	Kingboard Laminates Holdings Ltd.	20,973
40,000	Nine Dragons Paper Holdings Ltd.	27,817
1,295,000	Semiconductor Manufacturing International Corp.*	72,547
46,500	Shimao Property Holdings Ltd.	46,232
114,150	Shui On Land Ltd.	36,016
62,000	Soho China Ltd.	44,873
10,000	Stella International Holdings Ltd.	22,846
2,100	Tencent Holdings Ltd.	49,518
20,000	Yangzijiang Shipbuilding Holdings Ltd.	15,099
18,000	Yanlord Land Group Ltd.	14,812
		555,177
	Cyprus—0.0%
6,148	Songa Offshore SE*	24,974
	Denmark—1.1%
364	Alk-Abello A/S	21,801
1,321	Bang & Olufsen A/S*	15,601
442	Coloplast A/S, Class B	65,082
747	D/S Norden A/S	22,125
2,173	East Asiatic Co. Ltd. A/S	51,732
3,757	GN Store Nord A/S	28,136
1,766	H. Lundbeck A/S	36,150
843	NKT Holding A/S	32,632
668	Novozymes A/S, Class B	100,865
173	Rockwool International A/S, Class B	17,107
233	Simcorp A/S	40,401
3,490	Sydbank A/S	65,553
689	Topdanmark A/S*	114,950
7,108	Torm A/S*	7,861
1,770	Trygvesta A/S	99,804
203	William Demant Holding A/S*	16,325
		736,125
	Finland—1.3%
6,067	Amer Sports Oyj, Class A	84,538
1,889	Cargotec Corp., Class B	64,420
5,450	Citycon Oyj	20,296

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
849	Cramo Oyj	$10,196
3,279	Finnair Oyj*	12,943
3,361	HKScan Oyj, Class A	27,190
4,682	Kemira Oyj	64,913
2,055	Konecranes Oyj	47,609
1,485	Lassila & Tikanoja Oyj	23,343
21,595	M-real Oyj, Class B*	47,289
6,029	Oriola-KD Oyj, Class B	16,903
4,296	Orion Oyj, Class B	90,300
2,149	Poyry Oyj	19,603
2,309	Ramirent Oyj	20,032
2,894	Sanoma Oyj	39,276
13,256	Sponda Oyj	58,242
1,235	Stockmann Oyj Abp, Class B	22,187
5,185	Tieto Oyj	82,807
5,296	Uponor Oyj	55,291
		807,378
	France—3.7%
1,006	Aeroports de Paris	79,995
773	Alten Ltd.	22,232
9,645	Altran Technologies SA*	49,561
1,032	Axway Software SA*	21,304
1,057	Beneteau SA	15,259
349	bioMerieux	30,604
164	Bollore	37,961
300	Bonduelle SCA	27,324
4,505	Bull*	21,553
960	Bureau Veritas SA	75,279
2,395	CFAO SA	93,535
727	Ciments Francais SA	64,938
2,019	Club Mediterranee SA*	38,609
866	Dassault Systemes SA	73,645
6,132	Derichebourg SA*	24,812
3,219	Edenred	92,042
4,385	Etablissements Maurel et Prom	89,296
733	Euler Hermes SA	53,532
1,758	Eutelsat Communications	73,194
439	FFP	20,696
828	Gecina SA REIT	82,667
1,365	Groupe Steria SCA	26,369
16,400	Havas SA	71,575
380	Hermes International	130,306
803	ICADE REIT	72,824
170	Iliad SA	20,055
455	Ingenico	18,154
573	Ipsen SA	19,073
947	Ipsos	31,344
1,551	JC Decaux SA*	41,893
590	Manitou BF SA*	12,023
1,131	Medica SA	22,748

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
922	Mercialys SA REIT	$34,651
729	Mersen	28,699
1,783	Nexity	51,939
300	Pierre & Vacances	11,867
1,874	Plastic Omnium SA	53,061
548	Remy Cointreau SA	45,402
1,047	Rubis	60,028
708	SA des Ciments Vicat	46,695
895	Saft Groupe SA	27,464
779	SEB SA	65,900
216	Seche Environnement SA	9,876
1,328	Sechilienne-Sidec	25,034
2,174	Sequana	13,448
1,243	Societe BIC SA	111,947
296	Societe de La Tour Eiffel REIT	17,997
2,998	Societe d'Edition de Canal Plus	18,433
387	Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	41,029
2,239	SOITEC*	11,308
200	Sopra Group SA	12,804
9,629	Technicolor SA*	26,391
2,499	Teleperformance	53,260
7,397	UbiSoft Entertainment SA*	45,025
155	Vilmorin & Cie	17,196
123	Virbac SA	21,459
		2,405,315
	Germany—3.5%
2,537	Aareal Bank AG*	51,982
8,178	Air Berlin PLC*	30,228
496	Aixtron SE	7,077
1,730	Axel Springer AG	70,653
772	Bauer AG	17,982
1,871	BayWa AG	83,431
850	Bechtle AG	32,082
694	Brenntag AG	70,663
766	Demag Cranes AG	62,930
818	Deutsche Beteiligungs AG	17,685
1,585	Deutsche Euroshop AG	58,630
2,470	Deutsche Wohnen AG	36,794
5,840	Deutz AG*	36,997
1,724	DIC Asset AG	15,967
307	Draegerwerk AG & Co. KGaA (Preference)	32,509
573	ElringKlinger AG	16,008
273	Fielmann AG	28,981
1,377	Fraport AG	87,860
775	Fuchs Petrolub AG	37,169
555	Fuchs Petrolub AG (Preference)	27,586
727	Gerry Weber International AG	22,815
2,642	Gildemeister AG*	38,914
971	H&R Wasag AG	21,399

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
784	Hamburger Hafen und Logistik AG	$24,369
19,256	Heidelberger Druckmaschinen AG*	38,354
362	Hugo Boss AG (Preference)	34,824
5,475	IVG Immobilien AG*	24,719
2,546	Jenoptik AG*	17,031
896	Jungheinrich AG (Preference)	28,619
1,421	Kabel Deutschland Holding AG*	81,777
2,392	Kloeckner & Co. SE	35,983
2,100	Kontron AG	15,026
579	Krones AG	29,913
27	KSB AG (Preference)	16,084
1,275	KUKA AG*	24,586
1,840	Leoni AG	78,046
1,517	MTU Aero Engines Holding AG	102,749
189	Pfeiffer Vacuum Technology AG	19,357
2,775	ProSiebenSat.1 Media AG (Preference)	59,994
198	Puma SE	64,348
8,042	Q-Cells SE*	8,099
525	Rheinmetall AG	28,200
2,914	Rhoen Klinikum AG	58,691
2,663	SGL Carbon SE*	167,517
1,519	Sixt AG	32,342
1,614	Sixt AG (Preference)	28,478
7,062	Sky Deutschland AG*	21,207
1,078	Software AG	45,138
4,013	Solarworld AG	19,882
2,514	Stada Arzneimittel AG	61,504
3,261	Suedzucker AG	96,404
2,542	United Internet AG	50,578
327	Vossloh AG	34,609
456	Wacker Chemie AG	46,499
		2,301,269
	Gibraltar—0.0%
9,178	Bwin.Party Digital Entertainment PLC	16,251
	Greece—0.5%
8,644	Ellaktor SA	16,397
3,276	Hellenic Exchanges SA Holding Clearing Settlement & Registry	16,221
5,779	Hellenic Petroleum SA	51,265
12,616	Intralot SA Integrated Lottery Systems & Services	18,477
4,577	JUMBO SA	25,089
57,012	Marfin Investment Group SA*	31,649
6,161	Motor Oil (Hellas) Corinth Refineries SA	56,115
6,642	Mytilineos Holdings SA*	31,313
2,578	Titan Cement Co. SA	50,521
5,441	TT Hellenic Postbank SA*	2,732
5,354	Viohalco*	24,420
		324,199

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Hong Kong—3.6%
3,712	ASM Pacific Technology Ltd.	$41,279
14,935	Cafe de Coral Holdings Ltd.	33,928
84,213	Champion REIT	35,138
7,000	Cheung Kong Infrastructure Holdings Ltd.	37,817
56,000	China Gas Holdings Ltd.	16,299
648,000	China Grand Forestry Green Resources Group Ltd.*	4,089
24,134	China Mengniu Dairy Co. Ltd.	77,701
125,799	China Travel International Investment Hong Kong Ltd.	19,279
19,500	Chinese Estates Holdings Ltd.	31,943
12,498	Dah Sing Banking Group Ltd.	12,313
7,727	Dah Sing Financial Holdings Ltd.	24,380
33,710	Digital China Holdings Ltd.	53,485
129,328	First Pacific Co. Ltd.	135,907
141,000	Foxconn International Holdings Ltd.*	95,876
44,000	Fushan International Energy Group Ltd.	18,473
79,315	Giordano International Ltd.	60,776
242,490	Global Bio-Chem Technology Group Co. Ltd.	57,461
295,760	GOME Electrical Appliances Holdings Ltd.	92,556
24,000	Great Eagle Holdings Ltd.	54,089
4,000	Guoco Group Ltd.	38,197
10,888	Hengan International Group Co. Ltd.	95,489
42,178	HKR International Ltd.	17,708
2,129	Hong Kong Aircraft Engineering Co. Ltd.	26,774
20,361	Hongkong & Shanghai Hotels Ltd. (The)	27,375
33,604	Hopewell Highway Infrastructure Ltd.	18,652
20,215	Hopewell Holdings Ltd.	52,848
46,206	Hopson Development Holdings Ltd.	29,217
23,000	Hysan Development Co. Ltd.	81,307
68,083	Johnson Electric Holdings Ltd.	40,420
34,000	K Wah International Holdings Ltd.	9,370
19,313	Kowloon Development Co. Ltd.	18,704
40,000	Lee & Man Paper Manufacturing Ltd.	16,742
9,000	Lifestyle International Holdings Ltd.	24,456
85,200	New World China Land Ltd.	19,750
42,000	NWS Holdings Ltd.	64,366
40,000	Shangri-La Asia Ltd.	81,494
88,174	Shun Tak Holdings Ltd.	41,674
64,000	Singamas Container Holdings Ltd.	14,836
67,000	SJM Holdings Ltd.	118,038
12,500	SmarTone Telecommunications Holding Ltd.	23,503
53,818	Techtronic Industries Co.	47,199
13,025	Television Broadcasts Ltd.	75,818
32,857	Texwinca Holdings Ltd.	42,103
36,000	Tingyi (Cayman Islands) Holding Corp.	103,386
110,000	TPV Technology Ltd.	31,590
38,000	Vitasoy International Holdings Ltd.	26,916
8,470	VTech Holdings Ltd.	80,119

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
29,000	Wheelock & Co. Ltd.	$86,272
6,925	Wing Hang Bank Ltd.	63,319
40,000	Xinyi Glass Holdings Co. Ltd.	25,808
		2,346,239
	Ireland—0.7%
17,984	Aer Lingus Group PLC*	18,061
15,731	C&C Group PLC	64,289
4,447	Elan Corp. PLC*	52,847
5,590	Glanbia PLC	36,801
13,733	Grafton Group PLC	53,633
27,829	Greencore Group PLC	28,336
31,857	Independent News & Media PLC*	12,353
10,686	James Hardie Industries SE CDI*	70,631
5,894	Kingspan Group PLC	53,025
725	Paddy Power PLC	40,449
9,972	United Drug PLC	31,281
		461,706
	Israel—1.0%
3,108	Clal Industries Ltd.	14,893
671	Clal Insurance Enterprise Holdings Ltd.	11,832
173	Delek Group Ltd.	34,480
4,986	Discount Investment Corp.	53,222
690	Elbit Systems Ltd.	30,847
2,571	Gazit-Globe Ltd.	28,439
321	Harel Insurance Investments & Financial Services Ltd.	14,040
806	IDB Holding Corp. Ltd.*	12,465
78	Israel Corp. Ltd. (The)	57,650
45,230	Israel Discount Bank Ltd., Class A*	75,724
12,759	Migdal Insurance & Financial Holding Ltd.	18,542
4,892	Mizrahi Tefahot Bank Ltd.	42,657
1,177	NICE Systems Ltd.*	42,388
119,391	Oil Refineries Ltd.*	69,470
4,739	Partner Communications Co. Ltd.	57,012
176	Paz Oil Co. Ltd.	25,334
4,608	Shufersal Ltd.	20,052
1,349	Strauss Group Ltd.	17,924
		626,971
	Italy—2.5%
6,405	ACEA SpA	49,135
2,593	Ansaldo STS SpA	27,722
13,391	Arnoldo Mondadori Editore SpA	27,830
3,274	Astaldi SpA	19,508
6,829	Autogrill SpA	79,820
2,929	Autostrada Torino-Milano SpA	31,008
2,383	Azimut Holding SpA	18,780
9,670	Benetton Group SpA	56,298
49,060	Beni Stabili SpA REIT	29,808
1,692	Brembo SpA	18,302

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,220	Cementir Holding SpA	$14,749
37,260	CIR-Compagnie Industriali Riunite SpA	75,097
6,779	Credito Emiliano SpA	29,330
1,822	Danieli & C. Officine Meccaniche SpA RSP	25,413
713	Danieli & C. Officine Meccaniche	18,279
7,460	Davide Campari-Milano SpA	58,321
7,416	De'Longhi SpA	81,768
58,852	Edison SpA*	69,774
3,007	Esprinet SpA	12,465
36,760	Gemina SpA*	31,687
3,927	Geox SpA	15,819
10,976	Gruppo Editoriale L'Espresso SpA	19,550
44,910	Hera SpA	74,041
17,274	Immsi SpA	15,155
31,543	Impregilo SpA	93,801
3,810	Indesit Co. SpA	26,284
2,815	Interpump Group SpA	18,273
40,081	Iren SpA	48,861
601	Italmobiliare SpA	16,975
1,455	Italmobiliare SpA RSP	25,266
4,686	Lottomatica SpA*	90,524
6,421	Maire Tecnimont SpA	10,747
1,760	Marr SpA	19,111
14,945	Mediolanum SpA	58,367
85,209	Milano Assicurazioni SpA*	36,831
8,241	Piaggio & C. SpA	27,587
64,645	Prelios SpA*	19,169
3,368	Recordati SpA	29,642
2,449	Safilo Group SpA*	20,478
2,908	Societa' Cattolica di Assicurazioni Scarl	65,425
2,988	Societa Iniziative Autostradali e Servizi SpA	24,943
11,607	Sorin SpA*	24,495
254	Tod's SpA	25,614
1,379	Trevi Finanziaria SpA	15,589
		1,597,641
	Japan—36.8%
17,000	77 Bank Ltd. (The)	68,458
40	Accordia Golf Co. Ltd.	29,497
4,950	Acom Co. Ltd.*	89,763
4,800	ADEKA Corp.	48,939
2,100	Aderans Co. Ltd.*	22,003
3,900	Advantest Corp.	46,665
4,500	AEON Credit Service Co. Ltd.	68,503
1,700	AEON Mall Co. Ltd.	40,115
2,600	Aica Kogyo Co. Ltd.	35,678
700	Aichi Bank Ltd. (The)	39,275
4,000	Aichi Steel Corp.	21,494
9,000	Air Water, Inc.	115,998
5,100	Akebono Brake Industry Co. Ltd.	24,854
13,000	Akita Bank Ltd. (The)	37,845

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,800	Alpen Co. Ltd.	$31,279
2,100	Alpine Electronics, Inc.	25,316
4,000	Amano Corp.	34,319
4,000	Anritsu Corp.	46,220
6,100	AOC Holdings, Inc.	35,673
1,500	AOKI Holdings, Inc.	20,218
9,000	Aomori Bank Ltd. (The)	26,316
4,700	Aoyama Trading Co. Ltd.	75,224
23,000	Aozora Bank Ltd.	58,993
1,400	ARCS Co. Ltd.	25,298
2,200	Asatsu-DK, Inc.	52,676
4,600	ASICS Corp.	62,179
1,800	Autobacs Seven Co. Ltd.	82,988
10,000	Awa Bank Ltd. (The)	67,329
8,000	Bando Chemical Industries Ltd.	31,702
800	Bank of Iwate Ltd. (The)	36,781
13,000	Bank of Nagoya Ltd. (The)	41,847
900	Bank of Okinawa Ltd. (The)	36,416
2,500	Bank of The Ryukyus Ltd.	30,939
8,500	Best Denki Co. Ltd.*	23,655
80	BIC Camera, Inc.	42,988
9,000	Calsonic Kansei Corp.	54,133
1,200	Canon Electronics, Inc.	29,656
7,500	Canon Marketing Japan, Inc.	90,510
1,500	Capcom Co. Ltd.	39,744
1,800	Cawachi Ltd.	34,742
13,000	Central Glass Co. Ltd.	59,352
1,900	Century Tokyo Leasing Corp.	38,865
1,800	Chiyoda Co. Ltd.	32,272
11,000	Chiyoda Corp.	129,220
1,600	Chofu Seisakusho Co. Ltd.	41,326
1,900	Chudenko Corp.	20,834
5,000	Chugoku Marine Paints Ltd.	35,717
2,700	Circle K Sunkus Co. Ltd.	44,703
14,800	Citizen Holdings Co. Ltd.	80,287
1,400	CKD Corp.	9,660
4,000	CMK Corp.*	15,082
1,800	Coca-Cola Central Japan Co. Ltd.	24,146
4,000	Coca-Cola West Co. Ltd.	72,074
1,900	Cocokara Fine, Inc.	48,027
7,200	COMSYS Holdings Corp.	71,561
2,300	Daibiru Corp.	15,781
16,000	Daido Steel Co. Ltd.	99,520
22,650	Daiei, Inc. (The)*	87,434
6,500	Daifuku Co. Ltd.	34,428
9,000	Daihen Corp.	31,395
18,000	Daikyo, Inc.*	31,395
5,000	Dainippon Screen Manufacturing Co. Ltd.	39,500
7,100	Dainippon Sumitomo Pharma Co. Ltd.	78,762
8,000	Daio Paper Corp.	60,840
21,000	Daishi Bank Ltd. (The)	67,868

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
15,000	Daiwabo Holdings Co. Ltd.	$35,781
6,700	DCM Holdings Co. Ltd.	54,476
8,000	Denki Kogyo Co. Ltd.	30,779
600	DISCO Corp.	32,395
2,000	Don Quijote Co. Ltd.	73,921
2,500	Doutor Nichires Holdings Co. Ltd.	30,330
4,000	Duskin Co. Ltd.	78,590
39	eAccess Ltd.	10,713
1,200	Earth Chemical Co. Ltd.	44,014
16,000	Ebara Corp.	59,711
11,000	Ehime Bank Ltd. (The)	32,023
10,000	Eighteenth Bank Ltd. (The)	25,906
1,100	EXEDY Corp.	32,658
6,000	Ezaki Glico Co. Ltd.	71,946
1,400	F.C.C. Co. Ltd.	30,074
2,900	FamilyMart Co. Ltd.	114,920
2,300	Fancl Corp.	32,417
1,200	Foster Electric Co. Ltd.	17,975
700	FP Corp.	44,841
1,700	Fuji Co. Ltd.	37,935
30	Fuji Media Holdings, Inc.	43,706
4,000	Fuji Oil Co. Ltd.	57,403
3,000	Fuji Soft, Inc.	48,439
5,000	Fujitec Co. Ltd.	25,777
13,000	Fukui Bank Ltd. (The)	38,012
7,000	Fukuyama Transporting Co. Ltd.	36,358
1,400	Funai Electric Co. Ltd.	28,063
31,000	Furukawa Co. Ltd.*	30,612
13,000	Furukawa-Sky Aluminum Corp.	39,346
1,900	Futaba Corp.	36,477
9,200	Futaba Industrial Co. Ltd.	60,291
1,000	Fuyo General Lease Co. Ltd.	35,114
30	Geo Corp.	30,664
2,300	Glory Ltd.	49,849
18,000	Godo Steel Ltd.	43,629
670	Goldcrest Co. Ltd.	12,519
9,000	GS Yuasa Corp.	48,246
12,000	Gunze Ltd.	37,089
9,000	H2O Retailing Corp.	65,906
1,700	Hamamatsu Photonics KK	66,060
2,000	Heiwa Corp.	33,524
11,000	Heiwa Real Estate Co. Ltd.	24,264
2,600	Heiwado Co. Ltd.	31,844
12,000	Higashi-Nippon Bank Ltd. (The)	24,623
11,000	Higo Bank Ltd. (The)	60,802
1,600	Hikari Tsushin, Inc.	37,838
21,000	Hino Motors Ltd.	126,309
800	Hirose Electric Co. Ltd.	78,076
23,000	Hiroshima Bank Ltd. (The)	103,828
1,400	HIS Co. Ltd.	36,537
1,300	Hisamitsu Pharmaceutical Co., Inc.	52,684

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
20,000	Hitachi Cable Ltd.*	$48,221
2,100	Hitachi Capital Corp.	26,231
4,600	Hitachi Chemical Co. Ltd.	84,065
4,500	Hitachi Construction Machinery Co. Ltd.	88,874
2,700	Hitachi High-Technologies Corp.	57,549
2,400	Hitachi Koki Co. Ltd.	18,375
4,000	Hitachi Kokusai Electric, Inc.	30,369
6,000	Hitachi Metals Ltd.	69,638
1,900	Hitachi Transport System Ltd.	33,626
45,000	Hitachi Zosen Corp.	62,328
800	Hogy Medical Co. Ltd.	34,319
14,000	Hokkoku Bank Ltd. (The)	47,759
9,000	Hokuetsu Kishu Paper Co. Ltd.	60,019
1,500	Hokuto Corp.	31,375
1,200	Horiba Ltd.	38,982
2,900	Hoshizaki Electric Co. Ltd.	65,754
7,500	Hosiden Corp.	52,613
3,100	House Foods Corp.	56,812
2,500	Hulic Co. Ltd.	27,220
15,000	Hyakugo Bank Ltd. (The)	59,057
12,000	Hyakujushi Bank Ltd. (The)	46,784
1,600	IBJ Leasing Co. Ltd.	36,442
4,500	Iino Kaiun Kaisha Ltd.	21,699
2,200	Inaba Denki Sangyo Co. Ltd.	63,595
7,000	Inabata & Co. Ltd.	38,782
15,000	Iseki & Co. Ltd.*	33,665
23,000	Ishihara Sangyo Kaisha Ltd.*	28,317
7,500	IT Holdings Corp.	78,583
4,000	ITO EN Ltd.	68,637
5,700	ITOCHU Enex Co. Ltd.	30,190
1,400	ITOCHU Techno-Solutions Corp.	61,225
13,000	Itoham Foods, Inc.	45,181
13,000	Iwatani Corp.	45,348
13,000	Iyo Bank Ltd. (The)	123,705
4,400	Izumi Co. Ltd.	67,940
7,000	Izumiya Co. Ltd.	32,139
17,000	Jaccs Co. Ltd.	57,775
1,400	Jafco Co. Ltd.	29,697
2,900	Japan Airport Terminal Co. Ltd.	38,753
5,000	Japan Aviation Electronics Industry Ltd.	35,652
1,700	Japan Petroleum Exploration Co. Ltd.	68,459
13,000	Japan Radio Co. Ltd.	32,177
5,800	Japan Securities Finance Co. Ltd.	28,414
8,000	Japan Steel Works Ltd. (The)	56,018
6,000	Japan Wool Textile Co. Ltd. (The)	48,631
23,000	JFE Shoji Holdings, Inc.	95,568
11,000	J-Oil Mills, Inc.	32,023
3,000	Joshin Denki Co. Ltd.	32,126
22,000	Juroku Bank Ltd. (The)	66,585
6,900	JVC KENWOOD Holdings, Inc.*	28,759
1,300	Kadokawa Group Holdings, Inc.	41,180

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,400	Kaga Electronics Co. Ltd.	$13,609
3,200	Kagome Co. Ltd.	61,353
12,000	Kagoshima Bank Ltd. (The)	79,410
3,000	Kaken Pharmaceutical Co. Ltd.	38,051
11,000	Kamigumi Co. Ltd.	96,775
8,000	Kandenko Co. Ltd.	35,499
13,000	Kaneka Corp.	71,189
9,000	Kansai Paint Co. Ltd.	85,874
18,000	Kansai Urban Banking Corp.	32,780
6,100	Kanto Auto Works Ltd.	51,632
1,700	Kato Sangyo Co. Ltd.	33,706
8,000	Kayaba Industry Co. Ltd.	47,092
21,000	Keihan Electric Railway Co. Ltd.	96,685
2,200	Keihin Corp.	34,760
13,000	Keikyu Corp.	117,705
13,000	Keisei Electric Railway Co. Ltd.	88,528
7,000	Keiyo Bank Ltd. (The)	34,383
113	Kenedix, Inc.*	17,231
7,800	Kewpie Corp.	107,335
10,000	Kikkoman Corp.	112,216
1,800	Kissei Pharmaceutical Co. Ltd.	34,096
7,000	Kitz Corp.	32,857
40,000	Kiyo Holdings, Inc.	56,941
700	Kobayashi Pharmaceutical Co. Ltd.	34,966
2,200	Kohnan Shoji Co. Ltd.	38,851
5,000	Koito Manufacturing Co. Ltd.	77,204
4,500	Kojima Co. Ltd.	31,510
8,200	Kokuyo Co. Ltd.	61,941
2,400	Komeri Co. Ltd.	77,009
4,200	Komori Corp.	26,555
5,200	Konami Corp.	172,855
1,500	Kose Corp.	36,185
2,500	K's Holdings Corp.	106,764
27,000	Kumagai Gumi Co. Ltd.*	24,585
17,000	Kurabo Industries Ltd.	32,703
9,000	KUREHA Corp.	40,975
2,900	Kurita Water Industries Ltd.	81,262
2,000	Kuroda Electric Co. Ltd.	22,212
2,100	Kyoei Steel Ltd.	37,920
13,000	Kyokuyo Co. Ltd.	29,509
3,000	KYORIN Holdings, Inc.	55,903
6,600	Kyowa Exeo Corp.	58,573
12,000	Kyowa Hakko Kirin Co. Ltd.	137,428
6,000	Kyudenko Corp.	36,781
63,700	Leopalace21 Corp.*	178,090
1,400	Lintec Corp.	30,056
13,000	Lion Corp.	73,190
1,300	Mabuchi Motor Co. Ltd.	58,018
21,000	Maeda Corp.	76,755
7,000	Maeda Road Construction Co. Ltd.	70,022
3,000	Makino Milling Machine Co. Ltd.	20,507

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,300	Mandom Corp.	$33,527
9,000	Marudai Food Co. Ltd.	30,240
57,000	Maruha Nichiro Holdings, Inc.	104,534
3,100	Maruichi Steel Tube Ltd.	70,488
4,000	Marusan Securities Co. Ltd.	14,671
3,800	Matsui Securities Co. Ltd.	18,373
3,300	Matsumotokiyoshi Holdings Co. Ltd.	63,143
2,000	Max Co. Ltd.	24,059
4,500	Megmilk Snow Brand Co. Ltd.	87,663
8,000	Meidensha Corp.	30,882
1,600	Meitec Corp.	30,328
3,400	Mikuni Coca-Cola Bottling Co. Ltd.	29,694
17,000	Minato Bank Ltd. (The)	29,651
1,800	Ministop Co. Ltd.	32,572
1,500	Miraca Holdings, Inc.	57,807
1,500	MISUMI Group, Inc.	31,895
6,000	Mitsuba Corp.	48,939
6,000	Mitsubishi Logistics Corp.	67,483
40,000	Mitsubishi Paper Mills Ltd.*	38,474
13,000	Mitsubishi Steel Manufacturing Co. Ltd.	35,845
5,200	Mitsubishi Tanabe Pharma Corp.	91,162
1,810	Mitsubishi UFJ Lease & Finance Co. Ltd.	71,379
6,000	Mitsuboshi Belting Co. Ltd.	32,087
9,000	Mitsui Sugar Co. Ltd.	38,205
11,000	Mitsui-Soko Co. Ltd.	39,077
6,200	Mitsumi Electric Co. Ltd.	50,809
1,200	Miura Co. Ltd.	32,687
13,000	Miyazaki Bank Ltd. (The)	27,842
6,000	Mizuno Corp.	29,394
4,000	Mochida Pharmaceutical Co. Ltd.	41,398
67	Monex Group, Inc.	10,534
4,500	Mori Seiki Co. Ltd.	41,725
16,000	Morinaga & Co. Ltd.	38,166
19,000	Morinaga Milk Industry Co. Ltd.	76,512
1,700	Mos Food Services, Inc.	32,659
1,800	Musashi Seimitsu Industry Co. Ltd.	43,629
1,400	Musashino Bank Ltd. (The)	45,245
1,400	Nabtesco Corp.	31,349
8,000	Nachi-Fujikoshi Corp.	45,553
6,700	Nagase & Co. Ltd.	76,730
3,100	Namura Shipbuilding Co. Ltd.	10,138
13,000	Nanto Bank Ltd. (The)	69,856
1,700	NEC Networks & System Integration Corp.	25,901
18	NET One Systems Co. Ltd.	47,577
6,000	NGK Spark Plug Co. Ltd.	75,947
8,700	NHK Spring Co. Ltd.	81,449
9,000	Nichias Corp.	49,747
2,500	Nichicon Corp.	30,330
20,000	Nichirei Corp.	90,285
2,000	Nifco, Inc.	53,350
1,700	Nihon Kohden Corp.	40,399

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,000	Nihon Parkerizing Co. Ltd.	$27,496
4,200	Nihon Unisys Ltd.	24,292
11,000	Nihon Yamamura Glass Co. Ltd.	25,816
4,000	Nikkiso Co. Ltd.	33,703
9,000	Nippo Corp.	79,641
5,000	Nippon Chemi-Con Corp.	19,558
6,500	Nippon Coke & Engineering Co. Ltd.	9,086
6,000	Nippon Denko Co. Ltd.	32,857
4,000	Nippon Densetsu Kogyo Co. Ltd.	39,962
12,000	Nippon Flour Mills Co. Ltd.	54,171
7,000	Nippon Kayaku Co. Ltd.	69,753
2,700	Nippon Konpo Unyu Soko Co. Ltd.	28,290
46,000	Nippon Light Metal Co. Ltd.	68,432
16,000	Nippon Metal Industry Co. Ltd.*	16,005
9,000	Nippon Paint Co. Ltd.	69,715
3,000	Nippon Seiki Co. Ltd.	30,548
8,000	Nippon Shokubai Co. Ltd.	83,309
2,900	Nippon Signal Co. Ltd.	21,608
12,000	Nippon Soda Co. Ltd.	56,634
11,000	Nippon Steel Trading Co. Ltd.	29,061
23,800	Nippon Suisan Kaisha Ltd.	81,495
260	Nippon Television Network Corp.	37,312
4,000	Nippon Thompson Co. Ltd.	26,214
9,000	Nippon Yakin Kogyo Co. Ltd.*	16,159
4,000	Nipro Corp.	34,216
45,000	Nishimatsu Construction Co. Ltd.	75,024
30,000	Nishi-Nippon City Bank Ltd. (The)	83,104
13,000	Nishi-Nippon Railroad Co. Ltd.	60,186
7,300	Nissan Chemical Industries Ltd.	73,304
5,000	Nissan Shatai Co. Ltd.	45,527
3,800	Nissen Holdings Co. Ltd.	23,295
1,600	Nissha Printing Co. Ltd.	19,247
12,000	Nisshin Oillio Group Ltd. (The)	54,325
8,000	Nisshinbo Holdings, Inc.	74,178
2,600	Nissin Kogyo Co. Ltd.	37,379
550	Nitori Co. Ltd.	53,043
7,000	Nittetsu Mining Co. Ltd.	28,996
15,000	Nitto Boseki Co. Ltd.	45,784
9,000	NOF Corp.	42,821
3,800	Nomura Real Estate Holdings, Inc.	62,866
8,000	Noritake Co. Ltd.	25,957
2,400	Noritz Corp.	49,493
1,600	NSD Co. Ltd.	12,968
44	NTT Urban Development Corp.	30,923
220	OBIC Co. Ltd.	42,519
21,000	Ogaki Kyoritsu Bank Ltd. (The)	65,983
1,500	Oiles Corp.	27,259
12,000	Oita Bank Ltd. (The)	34,473
5,000	Okamura Corp.	30,907
10,000	Okasan Securities Group, Inc.	31,420
100,000	Oki Electric Industry Co. Ltd.*	87,207

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,300	Okinawa Electric Power Co., Inc. (The)	$53,434
5,000	OKUMA Corp.	37,897
12,000	Okumura Corp.	47,708
3,000	Okuwa Co. Ltd.	42,283
12,000	Onward Holdings Co. Ltd.	89,721
700	Oracle Corp. Japan	24,463
43,000	Orient Corp.*	41,911
1,300	Oriental Land Co. Ltd.	130,209
2,500	OSG Corp.	32,607
700	Otsuka Corp.	49,285
7,000	Pacific Metals Co. Ltd.	41,475
1,800	Paltac Corp.	32,664
5,000	PanaHome Corp.	34,691
3,700	Parco Co. Ltd.	28,233
3,800	Park24 Co. Ltd.	44,542
27,500	Penta-Ocean Construction Co. Ltd.	88,521
16,700	Pioneer Corp.*	68,749
6,000	Press Kogyo Co. Ltd.	28,932
16,000	Rengo Co. Ltd.	106,701
2,000	Resorttrust, Inc.	30,343
1,300	Ricoh Leasing Co. Ltd.	28,876
8,000	Riken Corp.	33,344
1,300	Rinnai Corp.	98,031
2,000	Riso Kagaku Corp.	35,088
3,000	Rohto Pharmaceutical Co. Ltd.	34,857
4,000	Round One Corp.	29,753
10,000	Ryobi Ltd.	41,295
5,000	Ryoden Trading Co. Ltd.	29,240
1,400	Ryohin Keikaku Co. Ltd.	67,060
2,900	Ryosan Co. Ltd.	60,585
2,300	Ryoyo Electro Corp.	21,297
13,000	Saibu Gas Co. Ltd.	32,344
1,500	Saizeriya Co. Ltd.	24,719
8,000	Sakai Chemical Industry Co. Ltd.	31,908
1,400	Sakata Seed Corp.	20,073
7,000	San-Ai Oil Co. Ltd.	30,971
10,000	Sanden Corp.	35,268
1,800	Sangetsu Co. Ltd.	47,484
12,000	San-in Godo Bank Ltd. (The)	88,028
7,000	Sanken Electric Co. Ltd.	27,111
6,000	Sanki Engineering Co. Ltd.	32,626
35,000	Sankyo-Tateyama Holdings, Inc.*	44,886
19,000	Sankyu, Inc.	76,755
2,300	Sanshin Electronics Co. Ltd.	19,645
1,900	Santen Pharmaceutical Co. Ltd.	71,395
21,000	Sanwa Holdings Corp.	63,828
5,000	Sanyo Chemical Industries Ltd.	32,831
9,000	Sanyo Shokai Ltd.	21,468
6,000	Sanyo Special Steel Co. Ltd.	33,395
12,400	Sapporo Hokuyo Holdings, Inc.	41,665
22,000	Sapporo Holdings Ltd.	83,515

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
9,000	Seiko Holdings Corp.	$22,853
2,700	Seiren Co. Ltd.	16,448
2,000	Sekisui Jushi Corp.	19,083
12,000	Senko Co. Ltd.	46,323
39,700	Senshu Ikeda Holdings, Inc.	58,551
13,000	Shiga Bank Ltd. (The)	84,694
10,000	Shikoku Bank Ltd. (The)	35,524
1,300	Shima Seiki Manufacturing Ltd.	24,675
2,900	Shimachu Co. Ltd.	63,449
10,000	Shimadzu Corp.	87,079
800	Shimamura Co. Ltd.	81,052
1,900	Shimano, Inc.	95,029
3,000	Shin-Etsu Polymer Co. Ltd.	14,735
4,100	Shinko Electric Industries Co. Ltd.	30,339
1,900	Shinko Plantech Co. Ltd.	17,179
8,000	Shinmaywa Industries Ltd.	27,599
5,000	Shochiku Co. Ltd.	45,976
1,500	Shoei Co. Ltd./Chiyoda-Ku	11,254
5,700	Showa Corp.*	33,919
1,900	Sintokogio Ltd.	17,617
52	SKY Perfect JSAT Holdings, Inc.	25,708
6,000	SMK Corp.	20,237
4,200	Sohgo Security Services Co. Ltd.	44,653
3,700	Sony Financial Holdings, Inc.	62,256
18,000	Sotetsu Holdings, Inc.	55,864
1,900	Square Enix Holdings Co. Ltd.	36,794
2,100	Star Micronics Co. Ltd.	21,114
1,100	Sugi Holdings Co. Ltd.	29,018
4,700	Sumco Corp.*	48,643
16,000	Sumikin Bussan Corp.	35,909
3,212	Sumisho Computer Systems Corp.	50,749
12,000	Sumitomo Bakelite Co. Ltd.	71,715
37,000	Sumitomo Light Metal Industries Ltd.*	32,267
33,000	Sumitomo Osaka Cement Co. Ltd.	101,571
8,800	Sumitomo Rubber Industries Ltd.	111,502
8,000	Sumitomo Warehouse Co. Ltd. (The)	36,319
8,000	Suruga Bank Ltd.	67,817
30,000	SWCC Showa Holdings Co. Ltd.*	29,240
1,700	Tachi-S Co. Ltd.	29,847
7,000	Tadano Ltd.	47,310
4,000	Taihei Dengyo Kaisha Ltd.	26,778
1,800	Taikisha Ltd.	39,590
5,600	Taiyo Yuden Co. Ltd.	44,671
8,000	Takara Holdings, Inc.	48,015
7,000	Takara Standard Co. Ltd.	51,888
6,000	Takasago International Corp.	28,471
5,200	Takasago Thermal Engineering Co. Ltd.	41,947
2,000	Takata Corp.	49,683
1,400	Tamron Co. Ltd.	38,423
20,000	Tekken Corp.	23,341
16	T-Gaia Corp.	29,876

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,800	THK Co. Ltd.	$75,635
11,000	Toagosei Co. Ltd.	50,080
17,400	Tobishima Corp.*	17,182
3,600	Toc Co. Ltd.	16,159
7,000	Tochigi Bank Ltd. (The)	24,867
19,000	Toda Corp.	67,983
11,000	Toei Co. Ltd.	52,478
15,000	Toho Bank Ltd. (The)	39,436
5,300	Toho Co. Ltd.	92,305
8,600	Toho Holdings Co. Ltd.	110,071
9,000	Toho Zinc Co. Ltd.	37,743
8,000	Tokai Carbon Co. Ltd.	40,628
2,300	Tokai Rika Co. Ltd.	37,903
2,100	Tokai Rubber Industries Ltd.	26,851
13,000	Tokai Tokyo Financial Holdings, Inc.	36,846
22,000	Tokuyama Corp.	80,975
2,600	Tokyo Broadcasting System Holdings, Inc.	32,544
19,000	Tokyo Dome Corp.*	43,860
1,900	Tokyo Ohka Kogyo Co. Ltd.	40,303
1,700	Tokyo Seimitsu Co. Ltd.	31,831
8,700	Tokyo Steel Manufacturing Co. Ltd.	74,643
23,000	Tokyo Tatemono Co. Ltd.	74,037
2,800	Tokyo Tomin Bank Ltd. (The)	33,072
4,000	Tomy Co. Ltd.	27,958
2,500	Toppan Forms Co. Ltd.	19,878
18,000	Topy Industries Ltd.	44,553
6,000	Toshiba Machine Co. Ltd.	30,471
3,000	Toshiba Plant Systems & Services Corp.	32,741
11,000	Toshiba TEC Corp.	41,475
35,000	Toyo Construction Co. Ltd.	36,358
8,000	Toyo Engineering Corp.	27,188
9,000	Toyo Ink SC Holdings Co. Ltd.	36,242
4,000	Toyo Suisan Kaisha Ltd.	103,007
23,000	Toyo Tire & Rubber Co. Ltd.	57,223
52,000	Toyobo Co. Ltd.	75,357
3,300	Toyoda Gosei Co. Ltd.	59,885
3,200	Toyota Auto Body Co. Ltd.	48,713
5,800	Toyota Boshoku Corp.	71,631
2,600	transcosmos, Inc.	30,176
3,100	Trend Micro, Inc.	112,948
1,800	Trusco Nakayama Corp.	33,865
2,200	TS Tech Co. Ltd.	34,026
5,000	TSI Holdings Co. Ltd.*	25,970
7,000	Tsubakimoto Chain Co.	36,627
4,900	Tsukuba Bank Ltd.	16,401
1,300	Tsumura & Co.	36,862
800	Tsuruha Holdings, Inc.	41,500
18	TV Asahi Corp.	28,740
1,400	UKC Holdings Corp.	13,681
2,300	Ulvac, Inc.*	33,184
1,700	Unicharm Corp.	76,743

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,000	Uniden Corp.	$40,013
1,600	Unipres Corp.	44,835
40,000	Unitika Ltd.*	23,597
2,800	Ushio, Inc.	42,373
700	USS Co. Ltd.	58,442
2,100	Valor Co. Ltd.	31,672
5,200	Vital KSK Holdings, Inc.	43,614
5,000	Wacoal Holdings Corp.	59,827
1,800	Xebio Co. Ltd.	44,391
1,100	Yachiyo Bank Ltd. (The)	27,382
194	Yahoo! Japan Corp.	63,245
6,000	Yamagata Bank Ltd. (The)	29,009
9,000	Yamanashi Chuo Bank Ltd. (The)	36,589
3,100	Yamatake Corp.	69,613
2,000	Yamato Kogyo Co. Ltd.	51,811
9,000	Yamazaki Baking Co. Ltd.	120,270
6,000	Yamazen Corp.	43,322
7,000	Yaskawa Electric Corp.	61,943
13,000	Yodogawa Steel Works Ltd.	52,517
11,800	Yokogawa Electric Corp.*	113,044
4,500	Yokohama Reito Co. Ltd.	33,934
1,500	Yorozu Corp.	36,108
16	Yoshinoya Holdings Co. Ltd.	20,581
19,000	Yuasa Trading Co. Ltd.	27,047
2,600	Zensho Co. Ltd.	32,911
8,000	Zeon Corp.	75,306
		23,894,287
	Jersey Island—0.5%
7,192	Atrium European Real Estate Ltd.	36,715
22,139	Beazley PLC	44,954
7,645	Charter International PLC	110,688
578	Randgold Resources Ltd.	63,394
25,890	Regus PLC	31,697
		287,448
	Liechtenstein—0.1%
271	Liechtensteinische Landesbank AG	15,171
154	Verwaltungs-und Privat-Bank AG	15,643
		30,814
	Luxembourg—0.1%
13,581	Colt Group SA*	22,140
3,904	GAGFAH SA	25,375
		47,515
	Malaysia—0.0%
18,500	Parkson Retail Group Ltd.	23,825
	Netherlands—1.3%
3,861	Aalberts Industries NV	68,905
1,273	AMG Advanced Metallurgical Group NV*	16,035
1,884	Arcadis NV	37,315

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,009	ASM International NV	$28,724
2,063	BinckBank NV	24,228
1,547	Eurocommercial Properties NV REIT	66,719
1,264	Grontmij NV CVA	19,931
2,708	Heijmans NV CVA	42,152
1,183	Koninklijke Ten Cate NV	41,053
1,109	Koninklijke Vopak NV	57,852
15,139	Koninklijke Wessanen NV	76,608
4,193	Mediq NV	67,257
3,416	Nieuwe Steen Investments Funds NV REIT	51,148
4,682	Ordina NV*	8,503
4,646	QIAGEN NV*	65,256
997	Sligro Food Group NV	32,958
957	TKH Group NV	23,893
3,726	TomTom NV*	18,865
590	Unit 4 NV	16,862
1,115	Vastned Retail NV REIT	57,029
4,828	Wavin NV*	36,169
		857,462
	New Zealand—0.6%
17,777	Air New Zealand Ltd.	15,159
31,211	AMP NZ Office Ltd.	21,038
34,833	Auckland International Airport Ltd.	66,477
11,531	Contact Energy Ltd.*	52,441
14,310	Fisher & Paykel Healthcare Corp. Ltd.	26,961
27,650	Goodman Property Trust REIT	22,005
17,296	Infratil Ltd.	25,985
39,264	Kiwi Income Property Trust REIT	33,640
8,274	Nuplex Industries Ltd.	17,537
28,373	Sky City Entertainment Group Ltd.	81,567
5,768	Sky Network Television Ltd.	25,763
		388,573
	Norway—0.8%
3,476	Atea ASA	31,139
2,258	Austevoll Seafood ASA	9,049
2,356	Cermaq ASA*	26,489
10,681	DNO International ASA*	12,715
928	Fred. Olsen Energy ASA	31,654
78,114	Marine Harvest ASA	35,272
10,183	Norwegian Energy Co. ASA*	11,080
15,745	Norwegian Property ASA	24,983
9,123	Prosafe SE	70,014
18,956	Renewable Energy Corp. ASA*	18,597
2,063	Schibsted ASA	54,508
3,052	Sparebanken 1 SMN	24,518
1,350	Stolt-Nielsen Ltd.	26,929
3,394	Subsea 7 SA*	74,535
2,234	TGS Nopec Geophysical Co. ASA	51,490
3,523	Tomra Systems ASA	26,257
		529,229

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Portugal—0.6%
43,049	Banco BPI SA*	$30,022
24,299	Banco Espirito Santo SA	53,212
15,259	Banif SGPS SA*	6,789
10,395	CIMPOR-Cimentos de Portugal SGPS SA	78,120
5,228	Jeronimo Martins SGPS SA	91,150
12,998	Mota-Engil SGPS SA	18,764
9,498	Portucel Empresa Produtora de Pasta e Papel SA	24,190
3,249	Semapa-Sociedade de Investimento e Gestao SGPS SA	24,879
8,661	Sonae Industria SGPS SA*	9,290
11,364	Sonaecom SGPS SA	20,542
14,678	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	46,392
		403,350
	Singapore—1.8%
59,000	Ascendas REIT	96,629
39,000	Ascott Residence Trust REIT	32,716
76,000	CapitaCommercial Trust REIT	68,611
13,000	CDL Hospitality Trusts REIT	16,929
19,000	Cosco Corp. Singapore Ltd.	15,483
16,000	Ezra Holdings Ltd.	12,527
44,000	Fortune REIT	20,513
51,000	Frasers Commercial Trust REIT	32,188
22,000	Keppel Land Ltd.	49,213
40,000	Lippo-Mapletree Indonesia Retail Trust REIT	16,617
18,000	M1 Ltd.	35,376
46,000	Mapletree Logistics Trust REIT	31,421
58,000	Neptune Orient Lines Ltd.	52,824
47,300	Olam International Ltd.	96,361
35,000	Raffles Education Corp. Ltd.	12,443
13,000	Sakari Resources Ltd.	24,822
17,000	SembCorp Marine Ltd.	57,314
7,000	SIA Engineering Co.	20,580
32,000	Singapore Airport Terminal Services Ltd.	62,890
16,000	Singapore Exchange Ltd.	86,283
51,000	Singapore Post Ltd.	41,763
23,000	SMRT Corp. Ltd.	33,810
29,000	StarHub Ltd.	65,335
89,000	Suntec REIT	88,168
24,000	UOL Group Ltd.	85,708
40,000	Wing Tai Holdings Ltd.	40,904
		1,197,428
	South Korea—7.5%
65	Amorepacific Corp.	73,669
4,800	Asiana Airlines*	35,127
2,475	Cheil Worldwide, Inc.	40,871
455	CJ CheilJedang Corp.	126,458
1,636	CJ Corp.	118,397

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,216	Daeduck Electronics Co.	$21,796
4,060	Daesang Corp.	51,657
5,680	Daewoo Engineering & Construction Co. Ltd.*	53,048
2,020	Daewoo International Corp.	59,787
33,140	Daewoo Motor Sales*	49,043
5,840	Daewoo Securities Co. Ltd.	57,441
3,020	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	76,168
3,740	Daishin Securities Co. Ltd.	34,761
1,590	Daishin Securities Co. Ltd. (Preference)	9,756
324	Dong-A Pharmaceutical Co. Ltd., Class A	26,693
2,630	Dongbu Corp.	11,439
1,660	Dongbu Hitek Co. Ltd.*	12,388
6,590	Dongbu Steel Co. Ltd.	34,312
5,990	Doosan Engineering & Construction Co. Ltd.	21,242
2,900	Doosan Infracore Co. Ltd.*	50,767
1,940	Halla Climate Control Corp.	41,752
1,179	Handsome Co. Ltd.	29,044
413	Hanil Cement Co. Ltd.	15,783
2,749	Hanjin Heavy Industries & Construction Co. Ltd.*	49,860
8,760	Hanjin Heavy Industries & Construction Holdings Co. Ltd.	62,052
1,520	Hanjin Shipping Co. Ltd.	15,225
7,150	Hanjin Shipping Holdings Co. Ltd.	56,067
1,053	Hanjin Transportation Co. Ltd.	23,612
7,240	Hansol Paper Co.	54,878
2,841	Hanwha Chemical Corp.	75,627
3,039	Hanwha General Insurance Co. Ltd.*	22,350
2,792	Hanwha Securities Co.	12,925
1,157	Hite Jinro Co. Ltd.	26,623
1,111	Hotel Shilla Co. Ltd.	37,946
1,220	Hyundai Hysco Co. Ltd.	48,164
4,170	Hyundai Marine & Fire Insurance Co. Ltd.	122,481
3,680	Hyundai Merchant Marine Co. Ltd.	96,299
8,680	Hyundai Securities Co.	76,210
3,353	Jeonbuk Bank	15,310
343	KCC Corp.	84,342
2,620	Keangnam Enterprises Ltd.*	20,214
754	Kisco Corp.	16,465
910	Kolon Corp.	20,652
4,980	Kolon Engineering & Construction Co. Ltd.*	21,952
457	Korea Express Co. Ltd.*	31,630
2,380	Korea Investment Holdings Co. Ltd.	80,428
3,967	Korea Line Corp.*	26,848
340	Korea Zinc Co. Ltd.	100,938
5,729	Korean Reinsurance Co.	77,803
1,690	Kyeryong Construction Industrial Co. Ltd.	22,722
1,070	LG Fashion Corp.	43,546
401	LG Hausys Ltd.	29,056

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
145	LG Household & Health Care Ltd.	$65,814
223	LG Innotek Co. Ltd.	14,971
17,880	LG Uplus Corp.	107,777
3,810	LIG Insurance Co. Ltd.	82,512
55	Lotte Chilsung Beverage Co. Ltd.	62,037
44	Lotte Confectionery Co. Ltd.	69,045
3,664	Meritz Finance Holdings Co. Ltd.*	7,786
5,335	Meritz Fire & Marine Insurance Co. Ltd.	51,511
587	Mirae Asset Securities Co. Ltd.	19,016
34	Namyang Dairy Products Co. Ltd.	23,992
99	Ncsoft Corp.	31,401
473	NHN Corp.*	99,449
292	Nong Shim Co. Ltd.	57,573
325	OCI Co. Ltd.	68,332
129	Orion Corp.	69,377
220	Ottogi Corp.	26,006
414	Pacific Corp.	90,780
1,190	Poongsan Corp.	37,047
890	S&T Daewoo Co. Ltd.	27,265
847	S1 Corp.	44,330
471	Samchully Co. Ltd.	40,801
1,462	Samsung Card Co. Ltd.	55,343
491	Samsung Engineering Co. Ltd.	101,905
449	Samsung Fine Chemicals Co. Ltd.	21,919
1,220	Samsung Techwin Co. Ltd.	66,383
794	Samyang Corp.	57,963
1,413	Seah Besteel Corp.	72,422
1,928	SK Chemicals Co. Ltd.	125,088
684	SK Gas Co. Ltd.	45,674
9,720	SK Networks Co. Ltd.	99,112
630	SKC Co. Ltd.	24,644
3,530	Ssangyong Cement Industrial Co. Ltd.*	14,334
7,160	Ssangyong Motor Co.*	37,796
1,540	STX Engine Co. Ltd.	27,306
10,850	STX Pan Ocean Co. Ltd.	72,451
79	Taekwang Industrial Co. Ltd.	105,861
6,270	Taeyoung Engineering & Construction	33,777
14,170	Taihan Electric Wire Co. Ltd.*	52,744
9,210	Tong Yang Major Corp.*	7,521
14,370	Tong Yang Securities, Inc.	61,399
2,850	Woongjin Coway Co. Ltd.	99,269
1,470	Woongjin Thinkbig Co. Ltd.	21,356
5,640	Woori Investment & Securities Co. Ltd.	63,362
30	Young Poong Corp.	31,159
251	Yuhan Corp.	27,745
		4,846,979
	Spain—1.6%
2,402	Abengoa SA	56,520
2,294	Almirall SA	17,246
4,388	Antena 3 de Television SA	26,624

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,427	Banco de Valencia SA*	$12,871
8,283	Banco Espanol de Credito SA	49,679
3,263	Bolsas y Mercados Espanoles	94,437
3,775	Caja de Ahorros del Mediterraneo	7,424
103	Construcciones y Auxiliar de Ferrocarriles SA	55,253
1,036	Corporacion Financiera Alba SA	51,081
12,680	EDP Renovaveis SA*	76,757
3,842	Grifols SA*	72,264
3,024	Grupo Catalana Occidente SA	56,520
8,623	Grupo Empresarial Ence SA	25,979
5,646	Mediaset Espana Comunicacion SA	37,800
3,150	Melia Hotels International SA	23,242
13,949	NH Hoteles SA*	69,167
618	Pescanova SA	21,489
22,527	Promotora de Informaciones SA, Class A*	23,565
795	Prosegur Cia de Seguridad SA	39,975
1,638	Red Electrica Corporacion SA	79,907
730	Tecnicas Reunidas SA	29,793
6,994	Tubacex SA*	18,681
992	Viscofan SA	38,479
5,551	Zardoya Otis SA	75,645
		1,060,398
	Sweden—2.2%
2,022	AarhusKarlshamn AB	55,037
979	AF AB, Class B	16,655
507	Avanza Bank Holding AB	13,682
936	Axis Communications AB	20,953
3,538	BE Group AB*	13,734
3,564	Billerud AB	27,973
3,460	Bure Equity AB*	10,327
6,562	Castellum AB	89,964
2,237	Clas Ohlson AB, Class B	27,763
1,749	Concentric AB*	10,819
975	Elekta AB, Class B	39,340
21,852	Eniro AB*	34,133
7,673	Fabege AB	66,630
3,002	Gunnebo AB	12,257
1,648	Hakon Invest AB	23,193
1,749	Haldex AB	7,574
978	Hoganas AB, Class B	31,536
5,254	Hufvudstaden AB, Class A	57,609
2,484	Intrum Justitia AB	41,201
2,500	JM AB	46,202
5,463	KappAhl AB	11,997
5,329	Klovern AB	22,499
10,749	Kungsleden AB	83,118
3,980	Lindab International AB	24,954
3,276	Loomis AB, Class B	45,471
6,615	Lundin Petroleum AB*	163,683
10,951	Meda AB, Class A	112,794

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
671	Mekonomen AB	$24,750
1,615	Modern Times Group AB, Class B	86,368
1,453	NIBE Industrier AB, Class B	21,965
7,480	Nobia AB*	32,738
2,175	Oresund Investment AB	31,283
46,745	PA Resources AB*	12,579
4,200	Rezidor Hotel Group AB*	15,330
966	Skistar AB	14,080
4,024	Wallenstam AB, Class B	40,140
1,951	Wihlborgs Fastigheter AB	27,005
		1,417,336
	Switzerland—2.8%
1,081	Actelion Ltd.*	40,557
1,042	AFG Arbonia-Forster Holding AG*	24,171
169	Allreal Holding AG*	27,442
177	Autoneum Holding AG*	12,104
930	Bank Sarasin & Cie AG, Class B	35,777
102	Banque Cantonale Vaudoise	53,413
63	Barry Callebaut AG*	60,374
516	BB Biotech AG	33,568
589	BKW FMB Energie AG	26,886
332	Bucher Industries AG	58,142
61	Burckhardt Compression Holding AG	13,653
426	Charles Voegele Holding AG*	13,306
210	Daetwyler Holding AG	13,987
305	Dufry Group*	33,065
1,554	EFG International AG*	13,170
87	Emmi AG	17,584
454	Ems-Chemie Holding AG	81,124
96	Flughafen Zuerich AG	37,180
72	Forbo Holding AG*	34,458
102	Galenica AG	59,738
174	Georg Fischer AG*	73,132
335	Huber & Suhner AG	18,177
108	Kaba Holding AG, Class B	42,138
1,556	Kudelski SA	16,314
118	Kuoni Reisen Holding AG, Class B*	40,618
4,260	Logitech International SA*	41,729
107	Mobimo Holding AG*	27,094
4,451	Nobel Biocare Holding AG*	55,203
9,222	OC Oerlikon Corp. AG*	56,022
808	Panalpina Welttransport Holding AG*	81,051
120	Partners Group Holding AG	22,669
1,069	PSP Swiss Property AG*	98,392
177	Rieter Holding AG*	37,319
7,971	Schmolz + Bickenbach AG*	65,815
34	Sika AG	67,430
776	Sonova Holding AG*	83,321
69	St. Galler Kantonalbank AG	30,269
110	Straumann Holding AG	19,580

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
973	Swiss Prime Site AG*	$80,283
473	Valiant Holding	66,267
147	Valora Holding AG	30,892
15	Vetropack Holding AG	28,422
1,490	Vontobel Holding AG	45,002
484	Zehnder Group AG	29,041
		1,845,879
	United Kingdom—8.4%
29,748	Aberdeen Asset Management PLC	92,431
3,621	Admiral Group PLC	68,908
35,341	Aegis Group PLC	78,264
7,757	Afren PLC*	12,395
3,914	Aggreko PLC	108,156
6,516	ARM Holdings PLC	61,474
5,814	Ashmore Group PLC	32,376
32,735	Ashtead Group PLC	81,951
8,452	Babcock International Group PLC	96,111
22,300	BBA Aviation PLC	64,070
5,624	Berendsen PLC	42,030
5,485	Berkeley Group Holdings PLC (The)*	110,755
4,889	Big Yellow Group PLC REIT	20,644
15,773	Bodycote PLC	71,870
87,493	Booker Group PLC	105,988
9,623	Bovis Homes Group PLC	73,096
8,512	Brewin Dolphin Holdings PLC	17,394
14,162	Britvic PLC	75,412
10,513	Cairn Energy PLC*	49,991
13,527	Capital & Counties Properties PLC	39,258
1,903	Carpetright PLC	14,148
3,858	Chemring Group PLC	31,759
4,124	Computacenter PLC	25,368
2,307	Croda International PLC	65,426
6,589	CSR PLC	19,197
10,917	Daily Mail & General Trust PLC, Class A	73,604
11,725	Dairy Crest Group PLC	65,481
2,392	Derwent London PLC REIT	65,559
4,145	Devro PLC	16,459
2,368	Domino Printing Sciences PLC	21,939
27,800	DS Smith PLC	95,577
14,428	Elementis PLC	33,582
35,990	F&C Asset Management PLC	42,726
6,438	Fenner PLC	35,456
8,953	Filtrona PLC	57,385
893	Fresnillo PLC	24,475
2,939	Galliford Try PLC	22,106
56,126	Game Group PLC	17,439
3,985	Gem Diamonds Ltd.*	14,279
29,000	Genting Singapore PLC*	40,197
1,270	Genus PLC	21,032
3,205	Go-Ahead Group PLC	71,907

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
11,302	Grainger PLC	$15,369
8,613	Great Portland Estates PLC REIT	51,772
5,025	Greggs PLC	41,568
11,902	Halfords Group PLC	62,839
11,261	Halma PLC	60,891
41,356	Henderson Group PLC	80,504
1,936	Hikma Pharmaceuticals PLC	21,077
1,973	Hochschild Mining PLC	14,258
6,768	Homeserve PLC	38,235
18,962	Howden Joinery Group PLC*	36,024
5,014	Hunting PLC	53,899
9,715	IG Group Holdings PLC	73,089
9,761	International Personal Finance PLC	43,201
17,570	Interserve PLC	93,786
2,767	Intertek Group PLC	91,781
4,899	ITE Group PLC	14,874
5,495	Jardine Lloyd Thompson Group PLC	63,905
8,396	JD Wetherspoon PLC	58,436
6,841	John Wood Group PLC	68,295
2,271	Keller Group PLC	13,554
2,416	Kier Group PLC	54,907
15,715	Laird PLC	37,896
6,336	London Stock Exchange Group PLC	92,043
44,166	Marston's PLC	69,043
681,744	McBride PLC*	1,101
305,520	McBride PLC, Class B* (Preference)	493
14,203	McBride PLC*	31,178
10,812	Melrose PLC	57,556
6,636	Michael Page International PLC	43,038
5,692	Micro Focus International PLC	31,201
7,237	Millennium & Copthorne Hotels PLC	52,087
11,763	Misys PLC*	55,403
22,174	Mitie Group PLC	90,050
12,854	Morgan Crucible Co. PLC	58,737
4,269	Mothercare PLC	11,597
9,725	N Brown Group PLC	41,456
6,754	Pace PLC	8,645
23,037	Paragon Group of Cos. PLC	60,238
3,571	Petrofac Ltd.	82,771
2,142	Petropavlovsk PLC	25,464
11,267	Premier Farnell PLC	31,826
6,883	Premier Oil PLC*	40,807
5,148	PZ Cussons PLC	30,579
45,135	Qinetiq Group PLC	85,091
13,605	Rank Group PLC	30,502
1,513	Rathbone Brothers PLC	28,085
13,867	Redrow PLC*	26,098
8,110	Restaurant Group PLC	39,271
3,703	Robert Wiseman Dairies PLC	17,274
1,332	Rotork PLC	36,206
9,214	RPS Group PLC	26,785

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,862	Salamander Energy PLC*	$12,393
3,983	Savills PLC	19,949
12,603	Senior PLC	33,769
5,835	Shaftesbury PLC REIT	47,468
28,295	Shanks Group PLC	50,375
4,194	Soco International PLC*	22,353
3,029	Spectris PLC	62,190
1,851	Spirax-Sarco Engineering PLC	57,304
7,932	Spirent Communications PLC	16,004
10,646	Sports Direct International PLC*	39,437
5,344	St. James's Place PLC	30,535
3,054	Sthree PLC	14,054
11,361	Stobart Group Ltd.	21,785
1,616	Synergy Health PLC	21,741
14,036	TalkTalk Telecom Group PLC	29,407
2,346	Telecity Group PLC*	22,625
11,762	Tullett Prebon PLC	66,789
1,644	Ultra Electronics Holdings PLC	42,245
5,546	Unite Group PLC	15,827
1,374	Victrex PLC	28,166
3,766	Weir Group PLC (The)	116,649
9,683	WH Smith PLC	85,649
8,564	Wincanton PLC	10,022
5,016	Workspace Group PLC REIT	19,431
5,918	WS Atkins PLC	54,734
32,539	Xchanging PLC*	35,715
6,389	Yule Catto & Co. PLC	17,562
		5,466,638
	Total Common Stocks and Other Equity Interests (Cost $69,075,552)	64,897,159
	Rights—0.0%
	Australia—0.0%
3,202	Energy Resources of Australia Ltd., expiring 11/09/11*	1,597
	Austria—0.0%
24,553	Immofinanz AG, expiring 12/31/49*	—
	South Korea—0.0%
642	Hanjin Shipping Co. Ltd., expiring 11/04/11*	2,086
550	Jeonbuk Bank, expiring 12/14/11*	30
2,005	Woori Investment & Securities Co. Ltd., expiring 11/23/11*	4,341
		6,457
	Total Rights (Cost $7,809)	8,054

Number of Shares		Value
	Warrants—0.0%
	Netherlands—0.0%
1,617	Nieuwe Steen Investments Funds NV REIT,
	expiring 12/14/11*
	(Cost $0)	$—
	Total Investments (Cost $69,083,361)—99.9%	64,905,213
	Other assets less liabilities—0.1%	59,886
	Net Assets—100.0%	$64,965,099

Investment Abbreviations:

CDI—Chess Depository Interests

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Brazil—17.8%
9,100	AES Tiete SA	$115,342
19,700	AES Tiete SA (Preference)	285,865
67,800	All America Latina Logistica SA	343,823
274,849	Banco Bradesco SA (Preference)	5,046,227
222,758	Banco do Brasil SA	3,445,457
97,084	Banco Santander Brasil SA	888,365
275,985	BM&FBOVESPA SA	1,683,054
24,191	Bradespar SA (Preference)	499,844
135,789	Brasil Telecom SA (Preference)	948,335
50,809	Braskem SA (Preference), Class A	464,027
74,700	BRF-Brasil Foods SA	1,572,144
23,800	CCR SA	664,866
124,010	Centrais Eletricas Brasileiras SA	1,244,566
101,300	Centrais Eletricas Brasileiras SA (Preference), Class B	1,411,347
23,879	Cia Brasileira de Distribuicao Grupo PAO de Acucar (Preference)	936,749
15,735	Cia de Bebidas das Americas	430,648
79,600	Cia de Bebidas das Americas (Preference)	2,697,349
21,164	Cia de Saneamento Basico do Estado de Sao Paulo	585,105
17,752	Cia Energetica de Minas Gerais	245,545
104,521	Cia Energetica de Minas Gerais (Preference)	1,774,617
24,921	Cia Energetica de Sao Paulo (Preference), Class B	438,277
27,008	Cia Paranaense de Energia (Preference)	548,802
151,182	Cia Siderurgica Nacional SA	1,428,013
52,300	Cyrela Brazil Realty SA Empreendimentos E Participacoes	467,455
17,247	EDP-Energias do Brasil SA	377,949
144,467	Embraer SA	1,006,382
31,355	Fibria Celulose SA	285,432
37,013	Gerdau SA	288,212
181,617	Gerdau SA (Preference)	1,660,811
334,328	Itau Unibanco Holding SA (Preference)	6,507,346
216,327	Itausa-Investimentos Itau SA (Preference)	1,377,985
103,082	JBS SA*	314,011
102,600	Klabin SA (Preference)	382,198
38,004	Light SA	607,113
149,870	Metalurgica Gerdau SA (Preference)	1,711,132
35,600	Natura Cosmeticos SA	704,056
494,362	Petroleo Brasileiro SA	6,788,394
743,047	Petroleo Brasileiro SA (Preference)	9,422,427
58,700	Redecard SA	989,018
52,075	Souza Cruz SA	654,819
49,900	Suzano Papel E Celulose SA (Preference)	254,228
37,175	Tele Norte Leste Participacoes SA	464,825
146,800	Tele Norte Leste Participacoes SA (Preference)	1,611,082
37,643	Telefonica Brasil SA (Preference)	1,110,023

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
17,435	Telemar Norte Leste SA (Preference), Class A	$481,910
125,266	Tim Participacoes SA	652,989
44,254	Tractebel Energia SA	718,190
41,296	Ultrapar Participacoes SA	744,298
70,284	Usinas Siderurgicas de Minas Gerais SA	1,010,755
176,632	Usinas Siderurgicas de Minas Gerais SA (Preference), Class A	1,252,347
165,523	Vale SA	4,280,009
214,427	Vale SA (Preference), Class A	5,171,110
31,400	Weg SA	358,878
		79,353,751
	Chile—1.5%
3,657,893	Banco de Chile	510,739
5,503,873	Banco Santander Chile SA	425,864
72,827	Centros Comerciales Sudamericanos SA	468,311
592,100	Empresa Nacional de Electricidad SA	946,442
23,054	Empresa Nacional de Telecomunicaciones SA	456,045
178,793	Empresas CMPC SA	742,796
65,208	Empresas Copec SA	999,608
4,086,314	Enersis SA	1,644,117
55,822	S.A.C.I. Falabella	525,190
		6,719,112
	China—9.9%
2,434,000	Agricultural Bank of China Ltd., H-Shares	1,092,952
562,000	Aluminum Corp. of China Ltd., H-Shares	301,992
352,000	Angang Steel Co. Ltd., H-Shares	214,868
10,964,000	Bank of China Ltd., H-Shares	3,904,095
1,394,000	Bank of Communications Co. Ltd., H-Shares	958,528
1,350,000	China CITIC Bank Corp. Ltd., H-Shares	725,620
522,000	China Coal Energy Co. Ltd., H-Shares	650,484
1,307,000	China Communications Construction Co. Ltd., H-Shares	986,296
10,559,000	China Construction Bank Corp., H-Shares	7,761,866
476,000	China COSCO Holdings Co. Ltd., H-Shares	248,373
825,000	China Life Insurance Co. Ltd., H-Shares	2,133,997
362,700	China Merchants Bank Co. Ltd., H-Shares	732,709
572,100	China Minsheng Banking Corp. Ltd., H-Shares	466,272
173,200	China Pacific Insurance (Group) Co. Ltd., H-Shares	531,757
4,277,984	China Petroleum & Chemical Corp. (Sinopec), H-Shares	4,047,799
506,000	China Railway Construction Corp. Ltd., H-Shares	301,696
977,000	China Railway Group Ltd., H-Shares	324,538
478,000	China Shenhua Energy Co. Ltd., H-Shares	2,187,821
4,092,000	China Telecom Corp. Ltd., H-Shares	2,527,667
282,000	Dongfeng Motor Group Co. Ltd., H-Shares	460,235

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
372,000	Guangzhou Automobile Group Co. Ltd., H-Shares	$371,313
934,000	Huaneng Power International, Inc., H-Shares	422,622
9,479,000	Industrial & Commercial Bank of China Ltd., H-Shares	5,922,184
3,630,000	PetroChina Co. Ltd., H-Shares	4,714,745
324,000	PICC Property & Casualty Co. Ltd., H-Shares	449,546
130,000	Ping An Insurance (Group) Co. of China Ltd., H-Shares	964,604
164,000	Yanzhou Coal Mining Co. Ltd., H-Shares	406,147
		43,810,726
	Czech Republic—0.9%
47,736	CEZ AS	2,038,196
2,927	Komercni Banka AS	565,478
59,722	Telefonica Czech Republic AS	1,268,561
		3,872,235
	Hong Kong—4.8%
78,000	Beijing Enterprises Holdings Ltd.	431,854
112,000	China Merchants Holdings International Co. Ltd.	345,771
1,103,500	China Mobile Ltd.	10,493,174
410,000	China Overseas Land & Investment Ltd.	759,031
230,000	China Resources Enterprise Ltd.	840,382
314,000	China Resources Power Holdings Co. Ltd.	557,954
1,570,000	China Unicom (Hong Kong) Ltd.	3,158,212
252,000	Citic Pacific Ltd.	455,655
1,909,000	CNOOC Ltd.	3,610,463
106,000	Shanghai Industrial Holdings Ltd.	347,218
742,000	Sino-Ocean Land Holdings Ltd.	329,367
		21,329,081
	Hungary—0.7%
336,680	Magyar Telekom Telecommunications PLC	786,195
17,537	MOL Hungarian Oil & Gas PLC*	1,372,227
71,590	OTP Bank PLC	1,134,713
		3,293,135
	India—7.1%
214,411	HDFC Bank Ltd. ADR	6,788,252
245,059	ICICI Bank Ltd. ADR	9,106,393
183,360	Infosys Ltd. ADR(a)	10,743,062
275,894	Sterlite Industries (India) Ltd. ADR	2,847,226
112,228	Tata Motors Ltd. ADR(a)	2,250,172
		31,735,105
	Indonesia—1.6%
286,539	PT Astra International Tbk	2,209,440
968,500	PT Bank Central Asia Tbk	878,289
1,441,500	PT Bank Rakyat Indonesia (Persero) Tbk	1,083,791
2,391,500	PT Bumi Resources Tbk	624,653

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,161,000	PT Telekomunikasi Indonesia Tbk	$1,802,245
198,500	PT United Tractors Tbk	545,985
		7,144,403
	Malaysia—4.1%
242,800	AMMB Holdings Bhd	470,691
845,400	Axiata Group Bhd	1,336,202
23,300	British American Tobacco Malaysia Bhd	350,782
514,200	CIMB Group Holdings Bhd	1,262,163
94,900	DiGi.Com Bhd	977,197
283,700	Genting Bhd	988,128
358,500	Genting Malaysia Bhd	445,963
173,000	IJM Corp. Bhd	319,563
544,000	IOI Corp. Bhd	924,202
63,000	Kuala Lumpur Kepong Bhd	429,867
867,300	Malayan Banking Bhd	2,354,654
376,400	MISC Bhd	853,408
260,000	Petronas Chemicals Group Bhd	542,393
121,000	Petronas Gas Bhd	514,832
242,900	PLUS Expressways Bhd	349,941
74,800	PPB Group Bhd	414,257
431,900	Public Bank Bhd	1,784,271
639,200	Sime Darby Bhd	1,843,886
414,300	Telekom Malaysia Bhd	570,499
351,900	Tenaga Nasional Bhd	682,563
169,900	UMW Holdings Bhd	366,088
596,900	YTL Power International Bhd	369,448
		18,150,998
	Mexico—5.2%
51,988	Alfa SAB de CV, Class A	607,422
3,592,300	America Movil SAB de CV, Series L	4,621,128
7,038,838	Cemex SAB de CV, CPO	3,116,245
59,596	Coca-Cola Femsa SAB de CV, Series L	542,397
218,100	Empresas ICA SAB de CV*	295,469
322,692	Fomento Economico Mexicano SAB de CV	2,191,460
114,500	Grupo Aeroportuario del Pacifico SAB de CV, Class B	403,794
199,900	Grupo Bimbo SAB de CV, Series A	416,694
152,100	Grupo Carso SAB de CV, Series A1	396,866
279,800	Grupo Financiero Banorte SAB de CV, Class O	965,703
796,787	Grupo Mexico SAB de CV, Series B	2,235,122
85,576	Grupo Modelo SAB de CV, Series C	550,944
392,000	Grupo Televisa SA, CPO	1,696,770
22,645	Industrias Penoles SAB de CV	935,477
65,100	Kimberly-Clark de Mexico SAB de CV, Class A	374,972
224,500	Minera Frisco SAB de CV, Class A*	895,201
2,105,100	Telefonos de Mexico SAB de CV, Class L	1,673,715
503,800	Wal-Mart de Mexico SAB de CV, Series V	1,316,069
		23,235,448

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Poland—2.2%
17,337	Bank Pekao SA	$816,678
32,892	Grupa Lotos SA*	300,419
31,961	KGHM Polska Miedz SA	1,569,908
137,300	Polska Grupa Energetyczna SA	859,316
194,352	Polski Koncern Naftowy Orlen*	2,441,646
325,681	Polskie Gornictwo Naftowe i Gazownictwo SA	411,599
92,741	Powszechna Kasa Oszczednosci Bank Polski SA	1,073,149
7,918	Powszechny Zaklad Ubezpieczen SA	853,172
298,346	Telekomunikacja Polska SA	1,609,577
		9,935,464
	Russia—11.7%
156,593	Federal Hydrogenerating Co. JSC ADR	587,743
1,435,572	Gazprom OAO ADR	16,666,991
239,268	LUKOIL OAO ADR	13,805,764
60,340	Magnitogorsk Iron & Steel Works GDR	371,017
114,137	MMC Norilsk Nickel JSC ADR(a)	2,197,137
110,026	Mobile TeleSystems OJSC ADR	1,572,271
6,488	NovaTek OAO GDR	905,257
27,334	Novolipetsk Steel OJSC GDR	739,969
312,079	Rosneft Oil Co. GDR	2,211,270
53,793	Severstal GDR	785,662
1,027,738	Surgutneftegas OJSC ADR	8,813,270
89,044	Tatneft ADR	2,630,173
108,632	VTB Bank OJSC GDR	519,232
		51,805,756
	South Africa—11.1%
82,591	ABSA Group Ltd.	1,488,029
169,615	African Bank Investments Ltd.	735,930
13,171	Anglo American Platinum Ltd.	953,089
18,117	AngloGold Ashanti Ltd.	822,909
62,483	ArcelorMittal South Africa Ltd.	530,383
59,775	Aspen Pharmacare Holdings Ltd.*	719,872
139,651	Aveng Ltd.	653,187
108,714	Barloworld Ltd.	913,340
82,372	Bidvest Group Ltd.	1,636,908
72,506	DataTec Ltd.*	367,097
1,000,632	FirstRand Ltd.	2,489,880
35,575	Foschini Group Ltd. (The)	448,689
91,854	Gold Fields Ltd.	1,600,096
290,017	Growthpoint Properties Ltd.	675,829
52,368	Harmony Gold Mining Co. Ltd.	688,095
111,475	Impala Platinum Holdings Ltd.	2,572,791
64,303	Imperial Holdings Ltd.	949,886
76,733	Investec Ltd.	471,881
54,000	JD Group Ltd.	301,935
7,771	Kumba Iron Ore Ltd.	461,319
45,460	Liberty Holdings Ltd.	466,784

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
36,747	Massmart Holdings Ltd.	$735,257
220,961	MMI Holdings Ltd.	476,468
40,994	Mondi Ltd.	320,213
235,870	MTN Group Ltd.	4,119,858
160,587	Murray & Roberts Holdings Ltd.*	489,773
135,902	Nampak Ltd.	375,187
20,738	Naspers Ltd., Class N	988,668
62,700	Nedbank Group Ltd.	1,114,781
229,713	Netcare Ltd.	402,732
59,215	Pick n Pay Stores Ltd.	297,605
136,499	Pretoria Portland Cement Co. Ltd.	415,416
77,378	Remgro Ltd.	1,175,296
56,716	Reunert Ltd.	450,286
124,525	RMB Holdings Ltd.	391,857
569,378	Sanlam Ltd.	2,138,565
173,039	Sappi Ltd.*	507,081
99,938	Sasol Ltd.	4,516,680
68,435	Shoprite Holdings Ltd.	1,006,821
33,999	Spar Group Ltd. (The)	415,850
345,516	Standard Bank Group Ltd.	4,263,640
354,757	Steinhoff International Holdings Ltd.*	1,063,575
273,146	Telkom SA Ltd.	1,055,315
23,746	Tiger Brands Ltd.	684,760
42,688	Truworths International Ltd.	431,697
69,610	Vodacom Group Ltd.	789,156
159,349	Woolworths Holdings Ltd.	813,131
		49,387,597
	Taiwan—17.8%
835,331	Acer, Inc.	953,806
848,416	Advanced Semiconductor Engineering, Inc.	749,720
607,384	Asia Cement Corp.	731,627
369,738	Asustek Computer, Inc.	2,570,487
3,495,000	AU Optronics Corp.	1,506,402
1,280,979	Cathay Financial Holding Co. Ltd.	1,527,620
704,310	Chang Hwa Commercial Bank	453,313
741,000	Chimei Innolux Corp.*	297,650
2,449,081	China Development Financial Holding Corp.	775,015
3,189,633	China Steel Corp.	3,173,393
1,967,920	Chinatrust Financial Holding Co. Ltd.	1,289,769
1,502,768	Chunghwa Picture Tubes Ltd.*	91,497
1,018,000	Chunghwa Telecom Co. Ltd.	3,405,852
1,516,000	CMC Magnetics Corp.*	301,436
1,840,054	Compal Electronics, Inc.	1,688,763
262,000	Coretronic Corp.	197,101
240,000	Delta Electronics, Inc.	564,299
456,097	Evergreen Marine Corp. Taiwan Ltd.	250,063
269,660	Far Eastern Department Stores Co. Ltd.	412,288
747,952	Far Eastern New Century Corp.	879,378
557,000	Far EasTone Telecommunications Co. Ltd.	913,408
1,137,076	First Financial Holding Co. Ltd.	754,783

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
806,000	Formosa Chemicals & Fibre Corp.	$2,332,617
446,000	Formosa Petrochemical Corp.	1,402,658
999,000	Formosa Plastics Corp.	2,938,151
429,000	Formosa Taffeta Co. Ltd.	396,363
197,550	Foxconn Technology Co. Ltd.	688,534
1,288,142	Fubon Financial Holding Co. Ltd.	1,510,265
2,528,000	Hannstar Display Corp.*	145,525
2,155,228	Hon Hai Precision Industry Co. Ltd.	5,908,293
73,705	HTC Corp.	1,656,413
1,263,470	Hua Nan Financial Holdings Co. Ltd.	823,101
1,348,250	Inventec Co. Ltd.	484,534
870,000	King Yuan Electronics Co. Ltd.	334,926
1,060,464	Lite-On Technology Corp.	1,000,695
545,000	Macronix International	205,940
205,091	MediaTek, Inc.	2,152,280
2,288,700	Mega Financial Holding Co. Ltd.	1,759,317
1,464,000	Nan Ya Plastics Corp.	3,293,453
127,000	Novatek Microelectronics Corp.	311,322
647,106	Pegatron Corp.	698,915
1,241,740	Pou Chen Corp.	954,536
167,200	Powertech Technology, Inc.	407,058
129,000	President Chain Store Corp.	717,335
1,090,000	Quanta Computer, Inc.	2,144,945
1,490,788	Shin Kong Financial Holding Co. Ltd.*	464,333
906,000	Siliconware Precision Industries Co.	930,072
1,788,723	SinoPac Financial Holdings Co. Ltd.	579,089
280,000	Synnex Technology International Corp.	686,358
1,230,712	Taishin Financial Holding Co. Ltd.	521,106
1,055,089	Taiwan Cement Corp.	1,317,681
901,946	Taiwan Cooperative Bank	591,949
345,400	Taiwan Mobile Co. Ltd.	989,745
4,336,000	Taiwan Semiconductor Manufacturing Co. Ltd.	10,566,297
1,702,556	Tatung Co. Ltd.*	599,451
596,000	Teco Electric & Machinery Co. Ltd.	347,709
242,000	Unimicron Technology Corp.	314,223
1,108,906	Uni-President Enterprises Corp.	1,524,925
3,963,000	United Microelectronics Corp.	1,740,043
1,149,000	Walsin Lihwa Corp.	385,428
731,561	Wistron Corp.	846,635
280,760	WPG Holdings Ltd.	339,019
1,113,306	Yuanta Financial Holding Co. Ltd.*	634,637
		79,133,546
	Thailand—1.7%
363,800	Advanced Info. Service PCL	1,533,329
70,800	Bangkok Bank PCL	358,790
2,523,300	IRPC PCL	311,539
145,400	Kasikornbank PCL	587,204
155,600	PTT Exploration & Production PCL	808,090
198,800	PTT PCL	1,959,993

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
53,600	Siam Cement PCL	$642,015
204,500	Siam Commercial Bank PCL	772,875
229,000	Thai Oil PCL	428,538
		7,402,373
	Turkey—1.8%
226,946	Akbank TAS	829,104
669,710	Dogan Sirketler Grubu Holdings*	246,148
252,719	Eregli Demir ve Celik Fabrikalari TAS	522,799
120,819	Haci Omer Sabanci Holding AS	413,283
405,180	Koc Holding AS	1,444,737
43,840	Tupras Turkiye Petrol Rafine AS	990,859
300,361	Turk Hava Yollari AO*	434,777
128,459	Turk Telekomunikasyon AS	546,510
77,981	Turkcell Iletisim Hizmet AS*	385,172
174,502	Turkiye Garanti Bankasi AS	614,163
56,960	Turkiye Halk Bankasi AS	351,131
333,449	Turkiye Is Bankasi, Class C	777,436
172,667	Turkiye Vakiflar Bankasi TAO, Class D	294,324
137,052	Yapi ve Kredi Bankasi AS*	256,986
		8,107,429
	Total Common Stocks and Other Equity Interest (Cost $457,206,831)	444,416,159
	Money Market Fund—0.0%
85,085	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $85,085)	85,085
	Total Investments (excluding investments purchased with cash collateral from securities on loan)—99.9% (Cost $457,291,916)	444,501,244
	Investments Purchased with Cash Collateral from Securities on Loan Money Market Fund—2.0%
8,715,908	Invesco Liquid Assets Portfolio - Institutional Class (Cost $8,715,908)(b)(c)	8,715,908
	Total Investments (Cost $466,007,824)—101.9%	453,217,152
	Liabilities in excess of other assets—(1.9)%	(8,420,724)
	Net Assets—100.0%	$444,796,428

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2011

Investment Abbreviations:

ADR—American Depositary Receipts

CPO—Ordinary Participation Certificates

GDR—Global Depositary Receipts

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security was out on loan at October 31, 2011.

(b)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

(c)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Global Agriculture Portfolio (PAGG)

October 31, 2011

Number of Shares		Value
	Common Stocks—99.8%
	Australia—2.7%
72,732	GrainCorp Ltd.	$610,375
597,321	Incitec Pivot Ltd.	2,218,048
95,410	Nufarm Ltd.*	478,796
		3,307,219
	Belgium—0.2%
3,265	Sipef SA	260,126
	Bermuda—0.3%
444,000	Asian Citrus Holdings Ltd.	310,486
	Brazil—2.2%
149,300	Cosan SA Industria e Comercio	2,359,502
36,200	SLC Agricola SA	364,372
		2,723,874
	Canada—11.7%
57,837	Agrium, Inc.	4,785,346
174,526	Potash Corp. of Saskatchewan, Inc.	8,290,095
136,312	Viterra, Inc.	1,408,065
		14,483,506
	Cayman Islands—0.3%
1,751,000	China Modern Dairy Holdings Ltd.*	423,938
	Chile—4.1%
83,591	Sociedad Quimica y Minera de Chile SA, Class B	5,023,308
	China—1.1%
1,690,000	China Bluechemical Ltd., H-Shares	1,340,683
	Germany—5.3%
70,194	K+S AG	4,503,212
69,444	Suedzucker AG	2,052,957
		6,556,169
	Hong Kong—2.0%
1,242,960	Chaoda Modern Agriculture (Holdings) Ltd.	88,040
1,481,000	China Agri-Industries Holdings Ltd.	1,201,584
1,188,000	Global Bio-Chem Technology Group Co. Ltd.	281,509
2,564,000	Sinofert Holdings Ltd.	858,519
		2,429,652
	Indonesia—3.2%
577,500	PT Astra Agro Lestari Tbk	1,399,308
4,942,500	PT Bakrie Sumatera Plantations Tbk	164,704
6,023,000	PT Charoen Pokphand Indonesia Tbk	1,819,997
2,502,000	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	621,790
		4,005,799

Number of Shares		Value
	Common Stocks (Continued)
	Israel—6.0%
438,788	Israel Chemicals Ltd.	$5,298,251
2,823	Israel Corp. Ltd. (The)	2,086,481
		7,384,732
	Malaysia—6.6%
283,200	Genting Plantations Bhd	678,462
2,448,200	IOI Corp. Bhd	4,189,390
391,500	Kuala Lumpur Kepong Bhd	2,687,415
464,800	Kulim (Malaysia) Bhd	545,398
		8,100,665
	Netherlands—0.7%
12,880	Nutreco NV	865,914
	Norway—3.7%
95,169	Yara International ASA	4,576,851
	Papua New Guinea—0.6%
53,104	New Britain Palm Oil Ltd.	711,436
	Singapore—9.8%
4,451,760	Golden Agri-Resources Ltd.	2,311,771
2,248,000	Wilmar International Ltd.	9,823,888
		12,135,659
	South Africa—0.2%
15,362	Astral Foods Ltd.	229,559
	Switzerland—8.3%
33,226	Syngenta AG*	10,244,811
	Taiwan—0.8%
359,000	Taiwan Fertilizer Co. Ltd.	938,358
	United States—30.0%
185,641	Archer-Daniels-Midland Co.	5,372,451
53,998	Bunge Ltd.	3,335,456
26,315	CF Industries Holdings, Inc.	4,270,135
28,141	Corn Products International, Inc.	1,364,839
42,925	Darling International, Inc.*	601,809
21,952	Fresh Del Monte Produce, Inc.	558,898
27,580	Intrepid Potash, Inc.*	767,551
152,691	Monsanto Co.	11,108,270
145,756	Mosaic Co. (The)	8,535,471
23,051	Scotts Miracle-Gro Co. (The), Class A	1,118,204
		37,033,084
	Total Common Stocks (Cost $125,295,691)	123,085,829

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Global Agriculture Portfolio (PAGG)

October 31, 2011

Number of Shares		Value
	Money Market Fund—0.2%
182,127	Goldman Sachs Financial Square Prime
	Obligations - Institutional Share Class
	(Cost $182,127)	$182,127
	Total Investments (Cost $125,477,818)—100.0%	123,267,956
	Other assets less liabilities—0.0%	46,783
	Net Assets—100.0%	$123,314,739

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Global Clean Energy Portfolio (PBD)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Austria—1.5%
63,021	Verbund AG	$1,849,011
	Bermuda—1.2%
23,074,000	Apollo Solar Energy Technology Holdings Ltd.*	832,031
14,900,000	China WindPower Group Ltd.*	700,386
		1,532,417
	Brazil—2.9%
104,500	Cosan SA Industria e Comercio	1,651,494
33,600	Sao Martinho SA	406,635
4,133,900	Vanguarda Agro SA*	1,561,896
		3,620,025
	Canada—2.0%
71,455	Brookfield Renewable Power Fund	1,964,698
56,777	Innergex Renewable Energy, Inc.	539,617
		2,504,315
	Cayman Islands—4.6%
186,238	China Ming Yang Wind Power Group Ltd. ADR*(a)	586,650
7,932,000	GCL-Poly Energy Holdings Ltd.	2,635,487
3,069,500	Neo-Neon Holdings Ltd.	529,701
83,771	Trina Solar Ltd. ADR*(a)	676,032
3,602,000	Trony Solar Holdings Co. Ltd.*	760,757
1,696,000	Wasion Group Holdings Ltd.	642,143
		5,830,770
	China—16.7%
739,700	BYD Co. Ltd., H-Shares*	1,819,481
12,716,000	China Datang Corp. Renewable Power Co. Ltd., H-Shares*	2,145,262
4,050,000	China High Speed Transmission Equipment Group Co. Ltd.	2,586,993
2,521,000	China Longyuan Power Group Corp., H-Shares	2,126,536
9,621,000	China Suntien Green Energy Corp. Ltd., H-Shares	2,230,238
8,552,000	Huaneng Renewables Corp. Ltd., H-Shares*	2,334,867
287,610	JA Solar Holdings Co. Ltd. ADR*(a)	635,618
770,918	Suntech Power Holdings Co. Ltd. ADR*(a)	2,112,315
4,061,800	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	2,646,839
621,424	Yingli Green Energy Holding Co. Ltd. ADR*(a)	2,522,982
		21,161,131
	Denmark—4.2%
9,456	Novozymes A/S, Class B	1,427,813
19,855	Rockwool International A/S, Class B	1,963,317
120,809	Vestas Wind Systems A/S*	1,910,216
		5,301,346

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Finland—1.1%
56,875	Fortum Oyj	$1,398,574
	France—1.3%
38,507	Saft Groupe SA	1,181,610
22,698	Sechilienne-Sidec	427,874
		1,609,484
	Germany—6.9%
24,924	Centrotherm Photovoltaics AG(a)	476,962
101,313	Elster Group SE ADR*(a)	1,508,551
108,479	Nordex SE*(a)	679,366
867,893	Q-Cells SE*(a)	874,007
21,009	Roth & Rau AG*(a)	644,674
35,828	SMA Solar Technology AG(a)	2,168,073
494,007	Solarworld AG(a)	2,447,472
		8,799,105
	Ireland—1.4%
199,521	Kingspan Group PLC	1,794,982
	Italy—1.4%
791,732	Enel Green Power SpA	1,835,359
	Japan—3.2%
226,000	GS Yuasa Corp.	1,211,516
462,000	Meidensha Corp.	1,783,418
72,100	NPC, Inc.	628,766
104,000	Takuma Co. Ltd.*	500,160
		4,123,860
	New Zealand—1.5%
429,537	Contact Energy Ltd.*	1,953,432
	Norway—1.6%
2,025,734	Renewable Energy Corp. ASA*(a)	1,987,364
	Philippines—1.7%
14,768,750	Energy Development Corp.	2,113,038
	South Korea—2.9%
103,171	Seoul Semiconductor Co. Ltd.	2,150,560
26,000	Taewoong Co. Ltd.*	774,228
131,180	Woongjin Energy Co. Ltd.*	816,768
		3,741,556
	Spain—6.3%
65,505	Abengoa SA	1,541,350
22,618	Acciona SA	2,165,110
339,259	EDP Renovaveis SA*	2,053,680
444,885	Gamesa Corp. Tecnologica SA	2,181,147
		7,941,287

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Global Clean Energy Portfolio (PBD)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Sweden—1.3%
109,713	NIBE Industrier AB, Class B	$1,658,565
	Switzerland—2.1%
1,219	Gurit Holding AG*	608,940
84,651	Meyer Burger Technology AG*(a)	2,056,004
		2,664,944
	Taiwan—1.9%
935,000	Epistar Corp.	1,756,368
760,096	Neo Solar Power Corp.	617,365
		2,373,733
	Turkey—0.4%
554,722	Aydiner Enerji AS*	490,877
	United States—31.9%
46,585	A.O. Smith Corp.	1,731,099
76,159	A123 Systems, Inc.*(a)	261,225
15,847	Aerovironment, Inc.*	523,426
44,241	Ameresco, Inc., Class A*	486,209
115,804	American Superconductor Corp.*(a)	504,905
67,560	Amyris, Inc.*(a)	1,384,980
87,935	Covanta Holding Corp.	1,289,127
55,125	Cree, Inc.*(a)	1,468,530
59,414	Echelon Corp.*	401,639
43,548	EnerNOC, Inc.*(a)	386,271
30,205	First Solar, Inc.*(a)	1,503,303
12,821	Fuel Systems Solutions, Inc.*	299,242
235,060	FuelCell Energy, Inc.*(a)	251,514
56,933	Gevo, Inc.*(a)	423,012
283,129	GT Advanced Technologies, Inc.*(a)	2,321,658
78,582	International Rectifier Corp.*	1,908,757
46,806	Itron, Inc.*	1,721,993
58,218	Johnson Controls, Inc.	1,917,119
75,175	KiOR, Inc., Class A*(a)	1,242,643
55,835	LSB Industries, Inc.*	1,978,234
15,491	Maxwell Technologies, Inc.*	309,355
365,113	MEMC Electronic Materials, Inc.*	2,187,027
24,168	Molycorp, Inc.*(a)	924,909
107,552	Ormat Technologies, Inc.(a)	2,042,412
17,240	Polypore International, Inc.*	904,238
49,627	Power Integrations, Inc.	1,768,210
307,916	Power-One, Inc.*(a)	1,524,184
40,131	Rubicon Technology, Inc.*(a)	418,165
138,580	Solazyme, Inc.*	1,409,359
73,715	STR Holdings, Inc.*(a)	630,263
245,337	SunPower Corp., Class A*(a)	2,458,277
62,211	Tesla Motors, Inc.*(a)	1,827,137
30,715	Universal Display Corp.*(a)	1,438,383
75,798	Zoltek Cos., Inc.*(a)	549,536
		40,396,341

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Total Investments (excluding investments
	purchased with cash collateral from
	securities on loan)—100.0%
	(Cost $165,931,882)	$126,681,516
	Investments Purchased with Cash Collateral from Securities on Loan Money Market Fund—23.9%
30,280,107	Invesco Liquid Assets Portfolio -
	Institutional Class
	(Cost $30,280,107)(b)(c)	30,280,107
	Total Investments (Cost $196,211,989)—123.9%	156,961,623
	Liabilities in excess of other assets—(23.9)%	(30,327,339)
	Net Assets—100.0%	$126,634,284

Investment Abbreviations:

ADR—American Depositary Receipts

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security was out on loan at October 31, 2011.

(b)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 2I.

(c)  The security and the Fund are advised by wholly owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Global Coal Portfolio (PKOL)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—20.2%
55,169	Aquila Resources Ltd.*	$344,819
11,797	Coal & Allied Industries Ltd.	1,548,233
85,447	Coalspur Mines Ltd.*	166,840
37,020	Extract Resources Ltd.*	298,406
122,644	New Hope Corp. Ltd.	764,281
122,570	Paladin Energy Ltd.*	188,432
72,741	Whitehaven Coal Ltd.	453,073
		3,764,084
	Canada—10.2%
53,768	Cameco Corp.	1,157,914
56,971	Denison Mines Corp.*	90,052
27,065	SouthGobi Resources Ltd.*	226,711
141,723	Uranium One, Inc.	428,058
		1,902,735
	China—19.2%
605,000	China Coal Energy Co. Ltd., H-Shares	753,914
346,000	China Shenhua Energy Co. Ltd., H-Shares	1,583,653
98,100	Inner Mongolia Yitai Coal Co. Ltd., Class B	541,073
284,000	Yanzhou Coal Mining Co. Ltd., H-Shares	703,327
		3,581,967
	Indonesia—16.5%
3,271,000	PT Adaro Energy Tbk	737,782
2,491,000	PT Bumi Resources Tbk	650,642
768,000	PT Indika Energy Tbk	243,961
146,500	PT Indo Tambangraya Megah Tbk	730,825
341,000	PT Tambang Batubara Bukit Asam Tbk	699,281
		3,062,491
	Philippines—1.4%
52,510	Semirara Mining Corp., Class A	260,563
	Singapore—1.7%
167,000	Sakari Resources Ltd.	312,725
	Thailand—4.1%
37,400	Banpu PCL	756,569
	United Kingdom—1.5%
23,223	Bumi PLC*	277,384
	United States—25.1%
5,430	Alliance Resource Partners LP	412,300
23,753	Alpha Natural Resources, Inc.*	571,022
31,550	Arch Coal, Inc.	574,841
9,022	Cloud Peak Energy, Inc.*	207,055

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
30,890	CONSOL Energy, Inc.	$1,320,856
13,523	Patriot Coal Corp.*	169,849
32,533	Peabody Energy Corp.	1,410,956
		4,666,879
	Total Investments (Cost $21,745,541)—99.9%	18,585,397
	Other assets less liabilities—0.1%	16,642
	Net Assets—100.0%	$18,602,039

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—8.1%
132,119	Centamin Egypt Ltd.*	$234,152
62,958	Intrepid Mines Ltd.*	76,147
16,320	Kingsgate Consolidated Ltd.	129,687
22,442	Medusa Mining Ltd.	158,336
92,226	Newcrest Mining Ltd.	3,279,839
50,977	Perseus Mining Ltd.*	169,283
50,150	Regis Resources Ltd.*	159,620
54,651	Resolute Mining Ltd.*	96,540
39,251	St. Barbara Ltd.*	91,199
		4,394,803
	Bermuda—0.5%
56,892	Aquarius Platinum Ltd.	170,803
2,043,000	G-Resources Group Ltd.*	124,974
		295,777
	Canada—46.6%
20,434	Agnico-Eagle Mines Ltd.	889,571
33,533	Alacer Gold Corp.*	388,250
14,198	Alamos Gold, Inc.	263,733
33,766	AuRico Gold, Inc.*	328,056
19,683	Aurizon Mines Ltd.*	111,767
41,401	B2Gold Corp.*	152,974
23,100	Banro Corp.*	98,610
89,903	Barrick Gold Corp.	4,454,192
28,512	Centerra Gold, Inc.	567,226
47,900	China Gold International Resources Corp. Ltd.*	145,159
12,682	Colossus Minerals, Inc.*	90,654
11,899	Detour Gold Corp.*	395,336
15,100	Dundee Precious Metals, Inc.*	121,621
109,894	Eastern Platinum Ltd.*	71,917
66,335	Eldorado Gold Corp.	1,250,898
10,267	Endeavour Silver Corp.*	111,741
22,201	European Goldfields Ltd.*	250,788
11,100	Extorre Gold Mines Ltd.*	82,922
12,548	First Majestic Silver Corp.*	213,881
14,900	Fortuna Silver Mines, Inc.*	94,958
15,332	Franco-Nevada Corp.	609,575
45,820	Gabriel Resources Ltd.*	326,610
88,730	Goldcorp, Inc.	4,332,650
57,477	Great Basin Gold Ltd.*	81,015
10,090	Guyana Goldfields, Inc.*	88,989
10,252	Harry Winston Diamond Corp.*	124,686
45,320	IAMGOLD Corp.	977,808
10,500	International Tower Hill Mines Ltd.*	53,068
9,100	Keegan Resources, Inc.*	54,513
137,147	Kinross Gold Corp.	1,962,103
8,400	Kirkland Lake Gold, Inc.*	157,555
48,324	Lake Shore Gold Corp.*	72,006
9,827	Minefinders Corp.*	139,799

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
23,952	Nevsun Resources Ltd.	$126,844
54,355	New Gold, Inc.*	675,846
19,700	North American Palladium Ltd.*	66,047
28,749	NovaGold Resources, Inc.*	264,841
31,800	OceanaGold Corp.*	80,681
46,431	Osisko Mining Corp.*	561,893
13,031	Pan American Silver Corp.	365,380
14,700	Premier Gold Mines Ltd.*	77,699
70,450	Romarco Minerals, Inc.*	69,510
28,571	Rubicon Minerals Corp.*	116,211
37,600	San Gold Corp.*	77,982
32,939	SEMAFO, Inc.*	253,696
9,728	Silver Standard Resources, Inc.*	190,593
42,664	Silver Wheaton Corp.	1,478,475
21,140	Silvercorp Metals, Inc.	197,300
17,280	Tahoe Resources, Inc.*	327,246
42,400	Torex Gold Resources, Inc.*	64,886
90,039	Yamana Gold, Inc.	1,348,885
		25,408,646
	Cayman Islands—0.2%
404,000	China Precious Metal Resources Holdings Co. Ltd.*	79,083
	China—1.7%
352,000	Zhaojin Mining Industry Co. Ltd., H-Shares	632,829
728,000	Zijin Mining Group Co. Ltd., H-Shares	315,951
		948,780
	Jersey Island—4.4%
366,340	Polyus Gold International Ltd. GDR*	1,202,694
11,005	Randgold Resources Ltd. GDR	1,207,008
		2,409,702
	Mexico—3.6%
48,000	Industrias Penoles S.A.B. de C.V.	1,982,906
	Russia—1.4%
48,252	Polymetal JSC GDR*	786,990
	South Africa—15.7%
31,757	Anglo American Platinum Ltd.	2,310,240
46,031	AngloGold Ashanti Ltd.	2,089,801
87,086	Gold Fields Ltd.	1,513,101
51,805	Harmony Gold Mining Co. Ltd.	685,638
76,307	Impala Platinum Holdings Ltd.	1,772,846
46,043	Northam Platinum Ltd.	179,297
		8,550,923
	Turkey—0.5%
18,453	Koza Altin Isletmeleri AS	253,835

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	United Kingdom—7.0%
49,622	African Barrick Gold Ltd.	$432,513
86,646	Fresnillo PLC	2,374,744
40,910	Hochschild Mining PLC	295,629
24,522	Lonmin PLC	430,641
22,732	Petropavlovsk PLC	270,235
		3,803,762
	United States—10.3%
10,774	Allied Nevada Gold Corp.*	409,197
10,811	Coeur d'Alene Mines Corp.*	276,437
33,716	Hecla Mining Co.*	211,399
59,677	Newmont Mining Corp.	3,988,214
6,549	Royal Gold, Inc.	468,778
13,903	Stillwater Mining Co.*	157,938
16,876	US Gold Corp.*	76,617
		5,588,580
	Total Common Stocks and Other Equity Interests (Cost $46,811,684)	54,503,787
	Money Market Fund—0.1%
27,021	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $27,021)	27,021
	Total Investments (Cost $46,838,705)—100.1%	54,530,808
	Liabilities in excess of other assets—(0.1)%	(30,976)
	Net Assets—100.0%	$54,499,832

Investment Abbreviations:

GDR—Global Depositary Receipts

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Global Nuclear Energy Portfolio (PKN)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.4%
	Australia—3.7%
96,173	Energy Resources of Australia Ltd.*	$202,539
256,531	Paladin Energy Ltd.*	408,250
7,198	Silex Systems Ltd.*	17,183
		627,972
	Canada—9.2%
21,493	Cameco Corp.	462,860
311,941	Denison Mines Corp.*	493,076
198,624	Uranium One, Inc.	599,921
		1,555,857
	France—9.7%
44,975	Areva SA*	1,324,881
9,951	Electricite de France SA	301,327
		1,626,208
	Germany—5.8%
25,140	E.ON AG	613,993
4,866	RWE AG	210,026
2,412	SGL Carbon SE*	151,728
		975,747
	India—1.2%
7,493	Larsen & Toubro Ltd. GDR	208,455
	Japan—22.6%
81,000	Hitachi Ltd.	443,565
1,800	Hokkaido Electric Power Co., Inc.	22,877
2,100	Hokuriku Electric Power Co.	33,826
118,000	IHI Corp.	275,422
18,000	Japan Steel Works Ltd. (The)	126,040
10,000	JGC Corp.	287,143
16,700	Kansai Electric Power Co., Inc. (The)	248,653
9,400	Kyushu Electric Power Co., Inc.	125,615
68,000	Mitsubishi Heavy Industries Ltd.	283,424
2,900	Shikoku Electric Power Co., Inc.	74,643
38,400	Sumitomo Electric Industries Ltd.	437,309
2,000	Taihei Dengyo Kaisha Ltd.	13,389
22,300	Tokyo Electric Power Co., Inc. (The)*	81,793
211,000	Toshiba Corp.	944,392
2,000	Toshiba Plant Systems & Services Corp.	21,828
78,000	Toyo Engineering Corp.	265,085
12,300	Yokogawa Electric Corp.*	117,834
		3,802,838
	Netherlands—1.2%
5,587	Chicago Bridge & Iron Co. NV	204,372
	South Korea—4.2%
5,416	Doosan Heavy Industries & Construction Co. Ltd.	293,232
4,835	KEPCO Engineering & Construction, Inc.	284,463
5,530	Korea Electric Power Corp.*	125,251
		702,946

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Switzerland—0.0%
149	BKW FMB Energie AG	$6,802
	United Kingdom—1.4%
27,834	Serco Group PLC	233,395
	United States—40.4%
9,098	AMETEK, Inc.	359,553
2,688	Belden, Inc.	86,769
984	CIRCOR International, Inc.	34,263
7,196	Constellation Energy Group, Inc.	285,681
2,635	Curtiss-Wright Corp.	86,375
24,256	Duke Energy Corp.	495,307
10,998	Emerson Electric Co.	529,224
2,322	Entergy Corp.	160,613
11,504	Exelon Corp.	510,663
3,419	Federal Signal Corp.	16,138
8,899	FirstEnergy Corp.	400,099
3,144	Flowserve Corp.	291,417
4,542	Fluor Corp.	258,213
2,961	General Cable Corp.*	83,026
25,953	General Electric Co.	433,675
3,138	Kirby Corp.*	193,113
537	Landauer, Inc.	27,521
17,749	Lightbridge Corp.*	44,372
13,136	McDermott International, Inc.*	144,233
1,735	Mine Safety Appliances Co.	58,209
2,989	MKS Instruments, Inc.	79,627
3,924	NextEra Energy, Inc.	221,314
7,000	Parker Hannifin Corp.	570,850
7,188	Progress Energy, Inc.	374,495
15,579	SAIC, Inc.*	193,647
11,292	Shaw Group, Inc. (The)*	262,652
2,894	SPX Corp.	158,041
1,077	Team, Inc.*	26,936
194,711	USEC, Inc.*	408,893
		6,794,919
	Total Common Stocks and Other Equity Interests (Cost $22,135,282)	16,739,511

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Global Nuclear Energy Portfolio (PKN)

October 31, 2011

Number of Shares		Value
	Rights—0.5%
	Australia—0.5%
173,091	Energy Resources of Australia Ltd., expiring 11/09/11* (Cost $278,624)	$86,311
	Total Investments (Cost $22,413,906)—99.9%	16,825,822
	Other assets less liabilities—0.1%	13,742
	Net Assets—100.0%	$16,839,564

Investment Abbreviations:

GDR—Global Depositary Receipts

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Global Steel Portfolio (PSTL)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.7%
	Australia—7.0%
9,603	Atlas Iron Ltd.	$31,355
18,740	BlueScope Steel Ltd.	16,504
31,894	Fortescue Metals Group Ltd.	161,270
12,814	Gindalbie Metals Ltd.*	7,334
11,116	Mount Gibson Iron Ltd.	17,898
13,707	OneSteel Ltd.	17,549
2,123	Sims Metal Management Ltd.	30,825
29,678	Sundance Resources Ltd.*	13,496
		296,231
	Austria—1.4%
1,748	Voestalpine AG	60,541
	Brazil—15.0%
15,100	Cia Siderurgica Nacional SA	142,630
5,900	Gerdau SA	45,942
6,400	MMX Mineracao e Metalicos SA*	28,677
5,200	Usinas Siderurgicas de Minas Gerais SA	74,781
13,400	Vale SA	346,490
		638,520
	Chile—1.4%
1,545	CAP SA	60,069
	China—1.2%
12,000	Angang Steel Co. Ltd., H-Shares	7,325
66,500	Fosun International	37,685
18,000	Maanshan Iron & Steel Co. Ltd., H-Shares	5,362
		50,372
	Finland—0.7%
1,891	Outokumpu Oyj	16,111
1,450	Rautaruukki Oyj	15,580
		31,691
	Germany—4.4%
621	Salzgitter AG	35,381
5,319	ThyssenKrupp AG	153,604
		188,985
	Japan—14.1%
2,000	Aichi Steel Corp.	10,543
5,000	Daido Steel Co. Ltd.	30,378
4,000	Hitachi Metals Ltd.	45,484
6,400	JFE Holdings, Inc.	122,129
32,000	Kobe Steel Ltd.	53,659
1,000	Maruichi Steel Tube Ltd.	22,458
62,000	Nippon Steel Corp.	162,073
10,000	Nisshin Steel Co. Ltd.	15,870
2,000	Sanyo Special Steel Co. Ltd.	10,910
50,000	Sumitomo Metal Industries Ltd.	94,277
1,600	Tokyo Steel Manufacturing Co. Ltd.	13,448
700	Yamato Kogyo Co. Ltd.	17,753
		598,982

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Luxembourg—9.4%
807	APERAM SA	$13,979
15,997	ArcelorMittal SA	334,327
2,073	Ternium SA ADR	50,871
		399,177
	Mexico—0.4%
4,500	Industrias CH SAB de CV, Series B*	14,824
	Russia—10.7%
4,527	Evraz Group SA GDR	80,190
4,304	Mechel ADR	56,554
6,117	Novolipetsk Steel OJSC GDR	165,596
10,418	Severstal GDR	152,158
		454,498
	South Africa—5.5%
4,608	ArcelorMittal South Africa Ltd.	39,115
3,274	Kumba Iron Ore Ltd.	194,358
		233,473
	South Korea—10.7%
640	Dongkuk Steel Mill Co. Ltd.	14,822
830	Hyundai Hysco Co. Ltd.	32,129
882	Hyundai Steel Co.	80,037
894	POSCO	309,760
371	Seah Besteel Corp.	18,805
		455,553
	Spain—0.8%
2,577	Acerinox SA	34,378
	Sweden—0.8%
353	Hoganas AB, Class B	11,341
2,489	SSAB AB, Class A	24,252
		35,593
	Switzerland—0.2%
1,221	Schmolz + Bickenbach AG*	10,005
	Taiwan—4.0%
146,374	China Steel Corp.	145,629
6,000	Feng Hsin Iron & Steel Co. Ltd.	10,090
10,495	Tung Ho Steel Enterprise Corp.	9,407
17,000	Yieh Phui Enterprise Co. Ltd.	5,672
		170,798
	Turkey—1.1%
22,228	Eregli Demir ve Celik Fabrikalari TAS	45,983
	United States—10.9%
1,140	AK Steel Holding Corp.	9,496
1,099	Allegheny Technologies, Inc.	50,994
457	Carpenter Technology Corp.	25,921

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Global Steel Portfolio (PSTL)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,510	Cliffs Natural Resources, Inc.	$103,012
1,194	Commercial Metals Co.	14,842
125	Haynes International, Inc.	7,311
3,272	Nucor Corp.	123,616
774	Reliance Steel & Aluminum Co.	34,203
284	Schnitzer Steel Industries, Inc., Class A	13,291
2,261	Steel Dynamics, Inc.	28,240
1,489	United States Steel Corp.	37,761
751	Worthington Industries, Inc.	12,977
		461,664
	Total Investments (Cost $5,597,783)—99.7%	4,241,337
	Other assets less liabilities—0.3%	11,781
	Net Assets—100.0%	$4,253,118

Investment Abbreviations:

ADR—American Depositary Receipts

GDR—Global Depositary Receipts

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Global Water Portfolio (PIO)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.0%
	Brazil—1.9%
190,600	Cia de Saneamento Basico do Estado de Sao Paulo	$5,269,377
	Canada—6.2%
1,331,844	GLV, Inc., Class A*	5,899,938
457,503	Stantec, Inc.*	11,289,604
		17,189,542
	Finland—9.3%
1,017,529	Kemira Oyj	14,107,333
1,120,286	Uponor Oyj	11,695,868
		25,803,201
	France—7.9%
739,752	Suez Environnement Co.	11,705,835
723,147	Veolia Environnement SA	10,363,827
		22,069,662
	Germany—4.3%
18,481	KSB AG	12,012,216
	Hong Kong—1.6%
7,461,909	Guangdong Investment Ltd.	4,535,764
	Japan—12.3%
2,784,002	Ebara Corp.	10,389,799
416,188	Kurita Water Industries Ltd.	11,662,338
1,458,000	Organo Corp.	11,667,739
66,000	Sasakura Engineering Co. Ltd.	479,923
		34,199,799
	Malaysia—1.9%
13,372,200	Puncak Niaga Holding Bhd*	5,404,670
	Netherlands—8.6%
602,576	Arcadis NV	11,934,711
405,890	Grontmij NV CVA	6,400,157
772,271	Wavin NV*	5,785,443
		24,120,311
	Singapore—6.2%
9,733,000	Hyflux Ltd.	11,158,309
13,662,928	Sound Global Ltd.	6,112,679
		17,270,988
	Switzerland—4.3%
58,375	Geberit AG*	12,100,009
	United Kingdom—5.9%
1,291,047	Halma PLC	6,980,998
192,117	Severn Trent PLC	4,701,058
477,183	United Utilities Group PLC	4,671,393
		16,353,449

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	United States—28.6%
178,474	American Water Works Co., Inc.	$5,448,811
259,870	Aqua America, Inc.	5,766,515
241,775	Itron, Inc.*	8,894,902
369,507	Nalco Holding Co.	13,934,109
381,596	Pentair, Inc.	13,718,376
585,297	Tetra Tech, Inc.*	12,777,034
146,190	Valmont Industries, Inc.	12,535,793
249,958	Xylem, Inc.*	6,683,877
		79,759,417
	Total Investments (Cost $292,121,359)—99.0%	276,088,405
	Other assets less liabilities—1.0%	2,863,072
	Net Assets—100.0%	$278,951,477

Investment Abbreviations:

CVA—Dutch Certificates

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Global Wind Energy Portfolio (PWND)

October 31, 2011

Number of Shares		Value
	Common Stocks—99.8%
	Australia—2.6%
1,503,130	Infigen Energy	$462,477
	Bermuda—3.7%
13,980,000	China WindPower Group Ltd.*	657,141
	Canada—4.2%
79,264	Innergex Renewable Energy, Inc.	753,337
	China—23.4%
3,859,000	China Datang Corp. Renewable Power Co. Ltd., H-Shares*	651,036
1,289,000	China High Speed Transmission Equipment Group Co. Ltd.	823,366
2,324,000	China Longyuan Power Group Corp., H-Shares	1,960,361
2,726,000	Huaneng Renewables Corp. Ltd., H-Shares*	744,252
		4,179,015
	Denmark—9.0%
101,470	Vestas Wind Systems A/S*	1,604,430
	France—1.7%
212,333	Theolia SA*	305,047
	Germany—12.7%
10,408	E.ON AG	254,194
130,289	Nordex SE*	815,954
3,832	REpower Systems SE	763,087
2,722	RWE AG	117,487
2,990	Siemens AG	317,872
		2,268,594
	Italy—11.0%
845,863	Enel Green Power SpA	1,960,843
	Japan—2.8%
286	Japan Wind Development Co. Ltd.*	277,289
18,000	Mitsubishi Heavy Industries Ltd.	75,024
9,500	Mitsui & Co. Ltd.	141,936
		494,249
	Spain—14.9%
331	Acciona SA	31,685
315,284	EDP Renovaveis SA*	1,908,550
145,784	Gamesa Corp. Tecnologica SA	714,738
		2,654,973
	Switzerland—3.8%
12,116	ABB Ltd.*	232,636
892	Gurit Holding AG*	445,590
		678,226
	United Kingdom—0.8%
26,496	International Power PLC	144,639

Number of Shares		Value
	Common Stocks (Continued)
	United States—9.2%
4,070	AES Corp. (The)*	$45,665
96,739	American Superconductor Corp.*	421,782
6,928	Duke Energy Corp.	141,470
1,695	Edison International	68,817
18,141	General Electric Co.	303,136
2,197	NextEra Energy, Inc.	123,911
2,521	Xcel Energy, Inc.	65,168
65,408	Zoltek Cos., Inc.*	474,208
		1,644,157
	Total Common Stocks (Cost $23,989,583)	17,807,128
	Money Market Fund—0.1%
19,131	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $19,131)	19,131
	Total Investments (Cost $24,008,714)—99.9%	17,826,259
	Other assets less liabilities—0.1%	11,715
	Net Assets—100.0%	$17,837,974

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares MENA Frontier Countries Portfolio (PMNA)

October 31, 2011

Number of Shares		Value
	Common Stocks—99.8%
	Bahrain—4.1%
1,155,746	Ahli United Bank BSC	$840,845
	Egypt—19.3%
8,440	Alexandria Mineral Oils Co.	95,044
198,350	Commercial International Bank Egypt SAE	882,615
10,479	Egyptian Co. For Mobile Services	181,357
129,092	Egyptian Financial Group-Hermes Holding SAE*	276,284
22,284	Elswedy Electric Co.	79,974
68,780	Ezz Steel	69,898
32,903	Orascom Construction Industries	1,328,608
908,904	Orascom Telecom Holding SAE*	504,000
370,983	Talaat Moustafa Group*	223,554
123,498	Telecom Egypt	308,266
		3,949,600
	Jordan—7.7%
140,865	Arab Bank PLC	1,579,364
	Kuwait—20.8%
30,000	Aviation Lease & Finance Co. KSCC ALAFCO	37,048
80,000	Al-Qurain Petrochemicals Co.*	65,055
50,000	Boubyan Petrochemicals Co.	103,767
58,000	Burgan Bank SAK*	101,019
130,000	Gulf Bank KSC*	250,311
161,014	Kuwait Finance House KSC	515,501
90,000	Kuwait International Bank*	89,850
314,500	Mobile Telecommunications Co. KSC	1,064,549
463,581	National Bank of Kuwait SAK	1,919,107
107,500	National Industries Group Holding*	103,265
		4,249,472
	Morocco—7.5%
53,536	Douja Promotion Groupe Addoha SA	506,645
57,871	Maroc Telecom	1,023,207
		1,529,852
	Oman—2.9%
318,739	Bank Muscat SAOG	588,633
	Qatar—20.6%
25,609	Barwa Real Estate Co.	209,281
22,260	Doha Bank QSC	393,451
11,321	Gulf International Services QSC	74,471
76,283	Masraf Al Rayan*	530,977
6,940	Qatar Electricity & Water Co.	268,381
11,230	Qatar International Islamic Bank	167,108
25,447	Qatar Islamic Bank	563,901
38,154	Qatar National Bank SAQ	1,533,292
13,704	Qatar Navigation	292,116
4,632	Qatar Telecom (Qtel) QSC	186,333
		4,219,311

Number of Shares		Value
	Common Stocks (Continued)
	United Arab Emirates—16.9%
778,965	Abu Dhabi Commercial Bank PJSC*	$623,712
1,216,194	Air Arabia	208,994
829,679	Aldar Properties PJSC*	238,065
2,036,405	Dana Gas PJSC*	297,856
62,834	DP World Ltd.	683,596
629,453	Dubai Financial Market*	175,360
1,623,689	Emaar Properties PJSC	1,220,804
		3,448,387
	Total Investments (Cost $20,727,391)—99.8%	20,405,464
	Other assets less liabilities—0.2%	38,195
	Net Assets—100.0%	$20,443,659

Notes to the Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

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Statements of Assets and Liabilities

October 31, 2011

	PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)	PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)	PowerShares Dynamic Developed International Opportunities Portfolio (PFA)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
ASSETS:
Investments, at value*	$64,065,440	$173,093,746	$20,025,310	$131,064,070	$63,940,711
Investment of securities lending collateral in affiliated money market fund, at value (See Note 2I)	—	—	—	1,011,389	—
Cash	—	1,165,269	—	—	20,665
Foreign currencies, at value	—	34,164	5,592	101,501	1,950
Receivables:
Shares sold	1,942,479	3,334,340	—	—	—
Foreign tax reclaims	101,758	33,884	77,918	7,534	—
Dividends and interest	58,869	79,588	55,841	174,236	13,470
Investments sold	5,637	748,364	763	138,120	84
Affiliated securities lending dividends	—	—	—	169	—
Total Assets	66,174,183	178,489,355	20,165,424	132,497,019	63,976,880
LIABILITIES:
Due to custodian	110,774	—	118,872	339,318	—
Due to foreign custodian	318	—	—	—	—
Payables:
Investments purchased	1,947,728	6,098,261	771	—	—
Shares repurchased	—	—	—	—	—
Collateral upon return of securities loaned	—	—	—	1,011,389	—
Accrued unitary management fees	40,385	120,528	12,481	79,064	42,391
Accrued expenses	—	—	—	—	—
Total Liabilities	2,099,205	6,218,789	132,124	1,429,771	42,391
NET ASSETS	$64,074,978	$172,270,566	$20,033,300	$131,067,248	$63,934,489
NET ASSETS CONSIST OF:
Shares of beneficial interest	$99,391,975	$204,896,927	$67,188,631	$158,010,792	$67,740,520
Undistributed net investment income	374,703	603,958	77,063	900,734	216,386
Undistributed net realized gain (loss)	(36,414,508)	(43,008,652)	(46,518,830)	(9,071,954)	(6,225,145)
Net unrealized appreciation (depreciation)	722,808	9,778,333	(713,564)	(18,772,324)	2,202,728
Net Assets	$64,074,978	$172,270,566	$20,033,300	$131,067,248	$63,934,489
Shares outstanding (unlimited amount authorized, $0.01 par value)	3,400,000	10,550,000	1,250,000	3,200,000	1,250,000
Net asset value	$18.85	$16.33	$16.03	$40.96	$51.15
Share price	$18.68	$16.26	$15.65	$40.70	$50.78
Investments, at cost	$63,341,623	$163,286,857	$20,738,712	$149,838,437	$61,738,182
Investment of securities lending collateral in affiliated money market fund, at cost	$—	$—	$—	$1,011,389	$—
Total Investments, at cost	$63,341,623	$163,286,857	$20,738,712	$150,849,826	$61,738,182
Foreign currencies, at cost	$(323)	$33,884	$5,376	$101,531	$1,971
*Includes securities on loan with an aggregate value of:	$—	$—	$—	$943,864	$—

See Notes to Financial Statements.

	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)
ASSETS:
Investments, at value*	$245,544,228	$64,905,213	$444,501,244	$123,267,956	$126,681,516
Investment of securities lending collateral in affiliated money market fund, at value (See Note 2I)	2,271,487	—	8,715,908	—	30,280,107
Cash	—	—	—	—	—
Foreign currencies, at value	1,622	116,134	261,894	8,735	209,621
Receivables:
Shares sold	—	—	—	—	—
Foreign tax reclaims	298,193	26,857	17,993	55,580	120,247
Dividends and interest	555,567	196,262	415,088	56,391	9,246
Investments sold	36,094	11,540	—	—	1,373,392
Affiliated securities lending dividends	3,351	—	1,167	—	152,305
Total Assets	248,710,542	65,256,006	453,913,294	123,388,662	158,826,434
LIABILITIES:
Due to custodian	592,598	249,711	102,156	—	351,435
Due to foreign custodian	—	—	—	—	—
Payables:
Investments purchased	4,236	665	11	—	—
Shares repurchased	—	—	—	—	1,483,995
Collateral upon return of securities loaned	2,271,487	—	8,715,908	—	30,280,107
Accrued unitary management fees	149,667	40,531	298,789	73,923	76,613
Accrued expenses	—	—	2	—	—
Total Liabilities	3,017,988	290,907	9,116,866	73,923	32,192,150
NET ASSETS	$245,692,554	$64,965,099	$444,796,428	$123,314,739	$126,634,284
NET ASSETS CONSIST OF:
Shares of beneficial interest	$292,594,245	$73,177,083	$480,667,863	$126,627,914	$329,397,418
Undistributed net investment income	995,453	318,656	2,892,853	362,701	441,660
Undistributed net realized gain (loss)	(24,685,208)	(4,350,769)	(25,978,899)	(1,472,012)	(163,964,996)
Net unrealized appreciation (depreciation)	(23,211,936)	(4,179,871)	(12,785,389)	(2,203,864)	(39,239,798)
Net Assets	$245,692,554	$64,965,099	$444,796,428	$123,314,739	$126,634,284
Shares outstanding (unlimited amount authorized, $0.01 par value)	7,000,000	2,900,000	20,450,000	4,150,000	12,800,000
Net asset value	$35.10	$22.40	$21.75	$29.71	$9.89
Share price	$34.59	$21.86	$21.80	$29.47	$9.77
Investments, at cost	$268,764,366	$69,083,361	$457,291,916	$125,477,818	$165,931,882
Investment of securities lending collateral in affiliated money market fund, at cost	$2,271,487	$—	$8,715,908	$—	$30,280,107
Total Investments, at cost	$271,035,853	$69,083,361	$466,007,824	$125,477,818	$196,211,989
Foreign currencies, at cost	$972	$116,536	$261,379	$8,572	$206,817
*Includes securities on loan with an aggregate value of:	$2,109,445	$—	$8,505,515	$—	$28,676,107

Statements of Assets and Liabilities (Continued)

October 31, 2011

	PowerShares Global Coal Portfolio (PKOL)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)	PowerShares Global Nuclear Energy Portfolio (PKN)	PowerShares Global Steel Portfolio (PSTL)
ASSETS:
Investments, at value	$18,585,397	$54,530,808	$16,825,822	$4,241,337
Cash	—	—	—	—
Foreign currencies, at value	—	160	21	19,635
Receivables:
Investments sold	39,885	—	—	—
Dividends and interest	28,026	1,837	38,542	12,385
Foreign tax reclaims	4,280	—	35,765	2,064
Expenses absorbed	—	—	—	—
Total Assets	18,657,588	54,532,805	16,900,150	4,275,421
LIABILITIES:
Due to custodian	44,047	—	50,068	19,777
Due to foreign custodian	15	—	—	—
Payables:
Investments purchased	—	—	—	—
Shares repurchased	—	—	—	—
Accrued unitary management fees	11,487	32,973	10,518	2,526
Total Liabilities	55,549	32,973	60,586	22,303
NET ASSETS	$18,602,039	$54,499,832	$16,839,564	$4,253,118
NET ASSETS CONSIST OF:
Shares of beneficial interest	$24,144,919	$48,258,894	$37,015,284	$6,327,363
Undistributed net investment income	134,973	(446,092)	46,009	35,723
Undistributed net realized gain (loss)	(2,518,875)	(1,005,157)	(14,633,883)	(753,826)
Net unrealized appreciation (depreciation)	(3,158,978)	7,692,187	(5,587,846)	(1,356,142)
Net Assets	$18,602,039	$54,499,832	$16,839,564	$4,253,118
Shares outstanding (unlimited amount authorized, $0.01 par value)	650,000	1,200,000	1,000,000	250,000
Net asset value	$28.62	$45.42	$16.84	$17.01
Share price	$28.41	$45.08	$16.68	$16.85
Total Investments, at cost	$21,745,541	$46,838,705	$22,413,906	$5,597,783
Foreign currencies, at cost	$(15)	$157	$20	$19,308

See Notes to Financial Statements.

	PowerShares Global Water Portfolio (PIO)	PowerShares Global Wind Energy Portfolio (PWND)	PowerShares MENA Frontier Countries Portfolio (PMNA)
ASSETS:
Investments, at value	$276,088,405	$17,826,259	$20,405,464
Cash	—	—	—
Foreign currencies, at value	—	—	2,161
Receivables:
Investments sold	15,894,284	—	708,259
Dividends and interest	319,423	3,636	—
Foreign tax reclaims	242,652	21,005	—
Expenses absorbed	—	—	4,204
Total Assets	292,544,764	17,850,900	21,120,088
LIABILITIES:
Due to custodian	273,082	—	660,454
Due to foreign custodian	608	1,765	—
Payables:
Investments purchased	10,484,352	—	—
Shares repurchased	2,659,623	—	—
Accrued unitary management fees	175,622	11,161	15,975
Total Liabilities	13,593,287	12,926	676,429
NET ASSETS	$278,951,477	$17,837,974	$20,443,659
NET ASSETS CONSIST OF:
Shares of beneficial interest	$427,331,582	$44,657,283	$41,244,382
Undistributed net investment income	1,064,059	32,685	344,396
Undistributed net realized gain (loss)	(133,420,963)	(20,670,322)	(20,811,720)
Net unrealized appreciation (depreciation)	(16,023,201)	(6,181,672)	(333,399)
Net Assets	$278,951,477	$17,837,974	$20,443,659
Shares outstanding (unlimited amount authorized, $0.01 par value)	16,250,000	2,300,000	1,800,000
Net asset value	$17.17	$7.76	$11.36
Share price	$16.95	$7.62	$11.14
Total Investments, at cost	$292,121,359	$24,008,714	$20,727,391
Foreign currencies, at cost	$(599)	$(1,707)	$2,094

Statements of Operations

Year Ended October 31, 2011

	PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)	PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)	PowerShares Dynamic Developed International Opportunities Portfolio (PFA)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
INVESTMENT INCOME:
Dividend income	$3,116,326	$6,511,060	$818,939	$5,044,244	$2,265,347
Affiliated security lending income	—	—	—	31,896	—
Foreign withholding tax	(173,958)	(494,298)	(69,783)	(509,006)	(65,312)
Total Income	2,942,368	6,016,762	749,156	4,567,134	2,200,035
EXPENSES:
Unitary management fees	946,793	2,680,542	213,194	1,442,457	529,733
Other expenses	—	—	—	—	—
Total Expenses	946,793	2,680,542	213,194	1,442,457	529,733
Net Investment Income	1,995,575	3,336,220	535,962	3,124,677	1,670,302
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(11,359,652)	(22,624,590)	(2,056,099)	(8,247,996)	106,739
In-kind redemptions	6,326,700	9,287,668	5,752,661	18,510,730	814,227
Foreign currencies	(158,506)	(1,804,775)	(41,536)	(550,626)	(88,371)
Net realized gain (loss)	(5,191,458)	(15,141,697)	3,655,026	9,712,108	832,595
Change in net unrealized appreciation (depreciation) on:
Investments	(11,668,554)	(21,680,803)	(4,247,294)	(49,643,298)	(4,567,608)
Foreign currencies	(827)	(28,523)	(4,380)	2,609	84
Net change in unrealized appreciation (depreciation)	(11,669,381)	(21,709,326)	(4,251,674)	(49,640,689)	(4,567,524)
Net realized and unrealized gain (loss)	(16,860,839)	(36,851,023)	(596,648)	(39,928,581)	(3,734,929)
Net increase (decrease) in net assets resulting from operations	$(14,865,264)	$(33,514,803)	$(60,686)	$(36,803,904)	$(2,064,627)

See Notes to Financial Statements.

	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)
INVESTMENT INCOME:
Dividend income	$9,257,226	$2,260,639	$17,108,641	$1,925,826	$1,870,476
Affiliated security lending income	47,347	—	4,770	—	1,186,093
Foreign withholding tax	(920,883)	(205,643)	(1,803,634)	(316,871)	(217,379)
Total Income	8,383,690	2,054,996	15,309,777	1,608,955	2,839,190
EXPENSES:
Unitary management fees	1,880,395	599,521	4,324,583	871,230	1,219,295
Other expenses	—	—	1,951	—	—
Total Expenses	1,880,395	599,521	4,326,534	871,230	1,219,295
Net Investment Income	6,503,295	1,455,475	10,983,243	737,725	1,619,895
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(2,005,647)	902,409	(145,702)	(1,150,832)	(32,950,962)
In-kind redemptions	7,547,204	7,940,072	17,729,609	2,023,513	5,301,920
Foreign currencies	(144,426)	(40,239)	(1,497,385)	(129,342)	(250,436)
Net realized gain (loss)	5,397,131	8,802,242	16,086,522	743,339	(27,899,478)
Change in net unrealized appreciation (depreciation) on:
Investments	(42,620,669)	(10,189,183)	(80,818,174)	(10,820,551)	(29,859,161)
Foreign currencies	(16,957)	(6,878)	8,962	3,030	(740)
Net change in unrealized appreciation (depreciation)	(42,637,626)	(10,196,061)	(80,809,212)	(10,817,521)	(29,859,901)
Net realized and unrealized gain (loss)	(37,240,495)	(1,393,819)	(64,722,690)	(10,074,182)	(57,759,379)
Net increase (decrease) in net assets resulting from operations	$(30,737,200)	$61,656	$(53,739,447)	$(9,336,457)	$(56,139,484)

Statements of Operations (Continued)

Year Ended October 31, 2011

	PowerShares Global Coal Portfolio (PKOL)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)	PowerShares Global Nuclear Energy Portfolio (PKN)	PowerShares Global Steel Portfolio (PSTL)
INVESTMENT INCOME:
Dividend income	$632,485	$626,959	$830,884	$180,578
Interest income	—	—	—	—
Affiliated security lending income	—	—	—	—
Foreign withholding tax	(58,843)	(31,509)	(75,588)	(13,406)
Total Income	573,642	595,450	755,296	167,172
EXPENSES:
Unitary management fees	235,907	468,016	217,570	49,250
Other expenses	—	—	—	—
Total Expenses	235,907	468,016	217,570	49,250
Unitary management fee waivers	—	—	—	—
Net Expenses	235,907	468,016	217,570	49,250
Net Investment Income	337,735	127,434	537,726	117,922
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(2,685,664)	(335,421)	(900,912)	(176,644)
In-kind redemptions	3,984,071	4,829,597	4,208,191	530,223
Foreign currencies	(416)	(25,890)	(21,441)	(36,300)
Net realized gain (loss)	1,297,991	4,468,286	3,285,838	317,279
Change in net unrealized appreciation (depreciation) on:
Investments	(7,210,555)	(4,003,732)	(6,261,228)	(1,506,241)
Foreign currencies	1,087	101	(4,130)	60
Net change in unrealized appreciation (depreciation)	(7,209,468)	(4,003,631)	(6,265,358)	(1,506,181)
Net realized and unrealized gain (loss)	(5,911,477)	464,655	(2,979,520)	(1,188,902)
Net increase (decrease) in net assets resulting from operations	$(5,573,742)	$592,089	$(2,441,794)	$(1,070,980)

See Notes to Financial Statements.

	PowerShares Global Water Portfolio (PIO)	PowerShares Global Wind Energy Portfolio (PWND)	PowerShares MENA Frontier Countries Portfolio (PMNA)
INVESTMENT INCOME:
Dividend income	$7,757,939	$316,917	$1,006,037
Interest income	—	—	37,790
Affiliated security lending income	2,935	—	—
Foreign withholding tax	(566,911)	(31,586)	(64,831)
Total Income	7,193,963	285,331	978,996
EXPENSES:
Unitary management fees	2,535,007	180,973	216,930
Other expenses	5,602	—	—
Total Expenses	2,540,609	180,973	216,930
Unitary management fee waivers	—	—	(57,087)
Net Expenses	2,540,609	180,973	159,843
Net Investment Income	4,653,354	104,358	819,153
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(7,448,470)	(5,221,739)	(906,262)
In-kind redemptions	11,133,370	770,585	—
Foreign currencies	(76,452)	(25,458)	(41,278)
Net realized gain (loss)	3,608,448	(4,476,612)	(947,540)
Change in net unrealized appreciation (depreciation) on:
Investments	(32,321,546)	(1,484,812)	(3,160,099)
Foreign currencies	(28,700)	(751)	(54,607)
Net change in unrealized appreciation (depreciation)	(32,350,246)	(1,485,563)	(3,214,706)
Net realized and unrealized gain (loss)	(28,741,798)	(5,962,175)	(4,162,246)
Net increase (decrease) in net assets resulting from operations	$(24,088,444)	$(5,857,817)	$(3,343,093)

Statements of Changes in Net Assets

	PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)		PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)		PowerShares Dynamic Developed International Opportunities Portfolio (PFA)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$1,995,575	$306,397	$3,336,220	$721,855	$535,962	$707,241
Net realized gain (loss)	(5,191,458)	568,542	(15,141,697)	3,818,106	3,655,026	5,485,944
Net change in unrealized appreciation (depreciation)	(11,669,381)	9,623,839	(21,709,326)	28,019,918	(4,251,674)	(3,177,446)
Net increase from payment by affiliate	—	16,695	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(14,865,264)	10,515,473	(33,514,803)	32,559,879	(60,686)	3,015,739
Undistributed net investment income (loss) included in the price of units issued and redeemed	(449,749)	172,338	1,290,545	(2,516,092)	(209)	(147,078)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,762,374)	(584,810)	(1,674,256)	(204,594)	(961,737)	(1,004,418)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	83,084,319	76,586,786	191,630,699	302,090,243	23,688,877	21,687,304
Value of shares repurchased	(100,362,023)	(11,342,327)	(296,257,475)	(50,961,803)	(35,113,274)	(50,732,519)
Net income (loss) equalization	449,749	(172,338)	(1,290,545)	2,516,092	209	147,078
Net increase (decrease) in net assets resulting from shares transactions	(16,827,955)	65,072,121	(105,917,321)	253,644,532	(11,424,188)	(28,898,137)
Increase (Decrease) in Net Assets	(33,905,342)	75,175,122	(139,815,835)	283,483,725	(12,446,820)	(27,033,894)
NET ASSETS:
Beginning of year	97,980,320	22,805,198	312,086,401	28,602,676	32,480,120	59,514,014
End of year	$64,074,978	$97,980,320	$172,270,566	$312,086,401	$20,033,300	$32,480,120
Undistributed net investment income (loss) at end of year	$374,703	$75,185	$603,958	$207,155	$77,063	$438,779
CHANGES IN SHARES OUTSTANDING:
Shares sold	3,800,000	4,000,000	10,500,000	18,750,000	1,300,000	1,350,000
Shares repurchased	(5,100,000)	(600,000)	(17,400,000)	(3,450,000)	(1,950,000)	(3,250,000)
Shares outstanding, beginning of year	4,700,000	1,300,000	17,450,000	2,150,000	1,900,000	3,800,000
Shares outstanding, end of year	3,400,000	4,700,000	10,550,000	17,450,000	1,250,000	1,900,000

(a)  16% of the outstanding shares of the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio are owned by Invesco Ltd. and/or its wholly owned, indirect subsidiaries.

See Notes to Financial Statements.

	PowerShares Emerging Markets Infrastructure Portfolio (PXR)		PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)		PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$3,124,677	$1,629,733	$1,670,302	$945,066	$6,503,295	$3,031,642
Net realized gain (loss)	9,712,108	9,369,968	832,595	2,988,435	5,397,131	1,160,060
Net change in unrealized appreciation (depreciation)	(49,640,689)	18,001,805	(4,567,524)	2,528,964	(42,637,626)	5,168,742
Net increase from payment by affiliate	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(36,803,904)	29,001,506	(2,064,627)	6,462,465	(30,737,200)	9,360,444
Undistributed net investment income (loss) included in the price of units issued and redeemed	(285,436)	69,180	(404,831)	(14,335)	587,916	461,378
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,702,468)	(1,216,842)	(1,506,571)	(1,592,021)	(7,035,952)	(3,194,626)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	111,004,126	57,472,598	30,795,684	9,245,486	138,927,363	51,545,839
Value of shares repurchased	(100,128,103)	(29,345,667)	(7,249,958)	(8,846,372)	(38,784,922)	(13,093,661)
Net income (loss) equalization	285,436	(69,180)	404,831	14,335	(587,916)	(461,378)
Net increase (decrease) in net assets resulting from shares transactions	11,161,459	28,057,751	23,950,557	413,449	99,554,525	37,990,800
Increase (Decrease) in Net Assets	(28,630,349)	55,911,595	19,974,528	5,269,558	62,369,289	44,617,996
NET ASSETS:
Beginning of year	159,697,597	103,786,002	43,959,961	38,690,403	183,323,265	138,705,269
End of year	$131,067,248	$159,697,597	$63,934,489	$43,959,961	$245,692,554	$183,323,265
Undistributed net investment income (loss) at end of year	$900,734	$784,991	$216,386	$(1,686)	$995,453	$1,521,125
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,100,000	1,300,000	550,000	200,000	3,400,000	1,400,000
Shares repurchased	(2,100,000)	(700,000)	(150,000)	(200,000)	(1,100,000)	(400,000)
Shares outstanding, beginning of year	3,200,000	2,600,000	850,000	850,000	4,700,000	3,700,000
Shares outstanding, end of year	3,200,000	3,200,000	1,250,000	850,000	7,000,000	4,700,000 (a)

Statements of Changes in Net Assets (Continued)

	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)		PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)		PowerShares Global Agriculture Portfolio (PAGG)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$1,455,475	$639,840	$10,983,243	$6,523,343	$737,725	$672,378
Net realized gain (loss)	8,802,242	1,539,298	16,086,522	21,871,612	743,339	1,652,081
Net change in unrealized appreciation (depreciation)	(10,196,061)	4,073,313	(80,809,212)	34,886,193	(10,817,521)	6,535,026
Net increase (decrease) in net assets resulting from operations	61,656	6,252,451	(53,739,447)	63,281,148	(9,336,457)	8,859,485
Undistributed net investment income (loss) included in the price of units issued and redeemed	(315,863)	(329,899)	58,256	882,014	258,020	178,574
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,903,398)	(990,019)	(10,577,162)	(1,722,465)	(672,069)	(292,230)
Capital gains	—	—	—	—	—	—
Total distributions to shareholders	(1,903,398)	(990,019)	(10,577,162)	(1,722,465)	(672,069)	(292,230)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	60,685,188	25,151,197	111,976,519	266,016,377	86,390,601	42,039,588
Value of shares repurchased	(53,644,688)	(2,137,288)	(100,105,532)	(5,446,480)	(12,702,953)	(15,623,429)
Net income (loss) equalization	315,863	329,899	(58,256)	(882,014)	(258,020)	(178,574)
Net increase (decrease) in net assets resulting from shares transactions	7,356,363	23,343,808	11,812,731	259,687,883	73,429,628	26,237,585
Increase (Decrease) in Net Assets	5,198,758	28,276,341	(52,445,622)	322,128,580	63,679,122	34,983,414
NET ASSETS:
Beginning of year	59,766,341	31,490,000	497,242,050	175,113,470	59,635,617	24,652,203
End of year	$64,965,099	$59,766,341	$444,796,428	$497,242,050	$123,314,739	$59,635,617
Undistributed net investment income (loss) at end of year	$318,656	$240,190	$2,892,853	$3,921,287	$362,701	$410,378
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,500,000	1,200,000	4,550,000	11,850,000	2,650,000	1,550,000
Shares repurchased	(2,200,000)	(100,000)	(4,200,000)	(250,000)	(450,000)	(650,000)
Shares outstanding, beginning of year	2,600,000	1,500,000	20,100,000	8,500,000	1,950,000	1,050,000
Shares outstanding, end of year	2,900,000	2,600,000	20,450,000	20,100,000 (a)	4,150,000	1,950,000 (b)

(a)  20% of the outstanding shares of the PowerShares FTSE RAFI Emerging Markets Portfolio are owned by Invesco Ltd. and/or its wholly owned, indirect subsidiaries.

(b)  8% of the outstanding shares of the PowerShares Global Agriculture Portfolio are owned by Invesco Ltd. and/or its wholly owned, indirect subsidiaries.

(c)  8% of the outstanding shares of the PowerShares Global Gold and Precious Metals Portfolio are owned by Invesco Ltd. and/or its wholly owned, indirect subsidiaries.

See Notes to Financial Statements.

	PowerShares Global Clean Energy Portfolio (PBD)		PowerShares Global Coal Portfolio (PKOL)		PowerShares Global Gold and Precious Metals Portfolio (PSAU)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$1,619,895	$385,427	$337,735	$145,925	$127,434	$30,636
Net realized gain (loss)	(27,899,478)	(13,031,463)	1,297,991	1,795,614	4,468,286	2,112,721
Net change in unrealized appreciation (depreciation)	(29,859,901)	(8,693,055)	(7,209,468)	1,486,470	(4,003,631)	10,635,130
Net increase (decrease) in net assets resulting from operations	(56,139,484)	(21,339,091)	(5,573,742)	3,428,009	592,089	12,778,487
Undistributed net investment income (loss) included in the price of units issued and redeemed	(98,858)	(39,100)	(45,332)	15,937	112,557	161,236
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,136,301)	(79,514)	(273,217)	(170,348)	(1,257,369)	(91,512)
Capital gains	—	—	(134,632)	—	(858,891)	(318)
Total distributions to shareholders	(1,136,301)	(79,514)	(407,849)	(170,348)	(2,116,260)	(91,830)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	54,207,038	29,473,889	27,397,618	11,828,940	17,293,638	20,591,451
Value of shares repurchased	(32,082,774)	(32,242,178)	(22,077,978)	(6,943,964)	(19,646,945)	(2,225,492)
Net income (loss) equalization	98,858	39,100	45,332	(15,937)	(112,557)	(161,236)
Net increase (decrease) in net assets resulting from shares transactions	22,223,122	(2,729,189)	5,364,972	4,869,039	(2,465,864)	18,204,723
Increase (Decrease) in Net Assets	(35,151,521)	(24,186,894)	(661,951)	8,142,637	(3,877,478)	31,052,616
NET ASSETS:
Beginning of year	161,785,805	185,972,699	19,263,990	11,121,353	58,377,310	27,324,694
End of year	$126,634,284	$161,785,805	$18,602,039	$19,263,990	$54,499,832	$58,377,310
Undistributed net investment income (loss) at end of year	$441,660	$208,502	$134,973	$60,883	$(446,092)	$1,693
CHANGES IN SHARES OUTSTANDING:
Shares sold	3,675,000	1,875,000	750,000	400,000	350,000	500,000
Shares repurchased	(2,475,000)	(2,250,000)	(700,000)	(250,000)	(400,000)	(50,000)
Shares outstanding, beginning of year	11,600,000	11,975,000	600,000	450,000	1,250,000	800,000
Shares outstanding, end of year	12,800,000	11,600,000	650,000	600,000	1,200,000	1,250,000 (c)

Statements of Changes in Net Assets (Continued)

	PowerShares Global Nuclear Energy Portfolio (PKN)		PowerShares Global Steel Portfolio (PSTL)		PowerShares Global Water Portfolio (PIO)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$537,726	$317,598	$117,922	$98,450	$4,653,354	$3,894,627
Net realized gain (loss)	3,285,838	(1,459,584)	317,279	(187,223)	3,608,448	8,681,725
Net change in unrealized appreciation (depreciation)	(6,265,358)	4,341,057	(1,506,181)	263,963	(32,350,246)	14,776,055
Net increase (decrease) in net assets resulting from operations	(2,441,794)	3,199,071	(1,070,980)	175,190	(24,088,444)	27,352,407
Undistributed net investment income (loss) included in the price of units issued and redeemed	449,887	(20,434)	(9,578)	7,824	(138,800)	82,291
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,188,810)	(982,844)	(102,912)	(51,106)	(5,086,328)	(4,395,937)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	3,034,895	7,708,069	5,922,653	9,386,921	39,930,068	87,173,887
Value of shares repurchased	(22,266,210)	(5,337,150)	(5,836,220)	(7,018,501)	(53,959,125)	(68,398,858)
Transaction fee	—	—	—	—	—	—
Net income (loss) equalization	(449,887)	20,434	9,578	(7,824)	138,800	(82,291)
Net increase (decrease) in net assets resulting from shares transactions	(19,681,202)	2,391,353	96,011	2,360,596	(13,890,257)	18,692,738
Increase (Decrease) in Net Assets	(22,861,919)	4,587,146	(1,087,459)	2,492,504	(43,203,829)	41,731,499
NET ASSETS:
Beginning of year	39,701,483	35,114,337	5,340,577	2,848,073	322,155,306	280,423,807
End of year	$16,839,564	$39,701,483	$4,253,118	$5,340,577	$278,951,477	$322,155,306
Undistributed net investment income (loss) at end of year	$46,009	$(233,017)	$35,723	$38,364	$1,064,059	$1,567,883
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,000	400,000	250,000	450,000	2,000,000	4,800,000
Shares repurchased	(1,150,000)	(300,000)	(250,000)	(350,000)	(3,000,000)	(3,900,000)
Shares outstanding, beginning of year	2,000,000	1,900,000	250,000	150,000	17,250,000	16,350,000
Shares outstanding, end of year	1,000,000	2,000,000	250,000	250,000	16,250,000	17,250,000

(a)  6% of the outstanding shares of the PowerShares MENA Frontier Countries Portfolio are owned by Invesco Ltd. and/or its wholly owned, indirect subsidiaries.

See Notes to Financial Statements.

	PowerShares Global Wind Energy Portfolio (PWND)		PowerShares MENA Frontier Countries Portfolio (PMNA)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$104,358	$21,576	$819,153	$423,357
Net realized gain (loss)	(4,476,612)	(6,078,849)	(947,540)	(3,288,171)
Net change in unrealized appreciation (depreciation)	(1,485,563)	(8,914,898)	(3,214,706)	2,736,207
Net increase (decrease) in net assets resulting from operations	(5,857,817)	(14,972,171)	(3,343,093)	(128,607)
Undistributed net investment income (loss) included in the price of units issued and redeemed	1,245	3,169	(61,778)	86,508
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(46,224)	—	(754,600)	(207,955)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,099,613	—	6,652,432	10,841,917
Value of shares repurchased	(4,839,813)	(2,103,779)	(3,719,900)	(6,287,017)
Transaction fee	—	—	51,862	85,645
Net income (loss) equalization	(1,245)	(3,169)	61,778	(86,508)
Net increase (decrease) in net assets resulting from shares transactions	(2,741,445)	(2,106,948)	3,046,172	4,554,037
Increase (Decrease) in Net Assets	(8,644,241)	(17,075,950)	(1,113,299)	4,303,983
NET ASSETS:
Beginning of year	26,482,215	43,558,165	21,556,958	17,252,975
End of year	$17,837,974	$26,482,215	$20,443,659	$21,556,958
Undistributed net investment income (loss) at end of year	$32,685	$9	$344,396	$320,019
CHANGES IN SHARES OUTSTANDING:
Shares sold	200,000	—	525,000	825,000
Shares repurchased	(500,000)	(200,000)	(300,000)	(450,000)
Shares outstanding, beginning of year	2,600,000	2,800,000	1,575,000	1,200,000
Shares outstanding, end of year	2,300,000	2,600,000	1,800,000	1,575,000 (a)

Financial Highlights

PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)

	Year Ended October 31,				For the Period December 27, 2007* through
	2011	2010		2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$20.85	$17.54		$13.29	$24.94
Net investment income**	0.37	0.16		0.25	0.42
Net realized and unrealized gain (loss) on investments	(1.99)	3.59		4.02	(11.79)
Total from investment operations	(1.62)	3.75		4.27	(11.37)
Distributions to shareholders from:
Net investment income	(0.38)	(0.44)		(0.02)	(0.10)
Return of capital	—	—		—	(0.18)
Total distributions	(0.38)	(0.44)		(0.02)	(0.28)
Net asset value at end of period	$18.85	$20.85		$17.54	$13.29
Share price at end of period***	$18.68	$20.94		$17.18	$12.84
NET ASSET VALUE TOTAL RETURN****	(7.81)%	21.82	%(a)	32.14%	(46.12	)%(b)
SHARE PRICE TOTAL RETURN****	(9.04)%	24.88%		33.97%	(47.93	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$64,075	$97,980		$22,805	$23,922
Ratio to average net assets of:
Expenses	0.80%	0.80%		0.80%	0.80	%†
Net investment income	1.69%	0.86%		1.75%	2.14	%†
Portfolio turnover rate ††	93%	107%		135%	205%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.08)	$0.09		$0.01	$0.11

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)

	Year Ended October 31,			For the Period December 27, 2007* through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.88	$13.30	$9.24	$25.07
Net investment income**	0.20	0.13	0.08	0.39
Net realized and unrealized gain (loss) on investments	(1.66)	4.55	3.98	(16.16)
Total from investment operations	(1.46)	4.68	4.06	(15.77)
Distributions to shareholders from:
Net investment income	(0.09)	(0.10)	—	—
Return of capital	—	—	—	(0.06)
Total distributions	(0.09)	(0.10)	—	(0.06)
Net asset value at end of period	$16.33	$17.88	$13.30	$9.24
Share price at end of period***	$16.26	$17.99	$13.17	$9.45
NET ASSET VALUE TOTAL RETURN****	(8.23)%	35.43%	43.94%	(63.04	)%(c)
SHARE PRICE TOTAL RETURN****	(9.18)%	37.62%	39.36%	(62.20	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$172,271	$312,086	$28,603	$12,938
Ratio to average net assets of:
Expenses	0.90%	0.90%	0.90%	0.90	%†
Net investment income	1.12%	0.88%	0.79%	2.30	%†
Portfolio turnover rate ††	147%	128%	205%	223%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.08	$(0.47)	$(0.05)	$(0.11)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount includes the effect of the Adviser pay-in for an economic loss of $0.01 per share. Had the pay-in not been made, the Net Asset Value Total Return would have been 21.76%.

(b)  The net asset value total return from Fund Inception December 28, 2007 (first day of trading on the exchange) to October 31, 2008 was (46.42)%. The share price total return from Fund Inception to October 31, 2008 was (48.52)%.

(c)  The net asset value total return from Fund Inception December 28, 2007 (first day of trading on the exchange) to October 31, 2008 was (62.96)%. The share price total return from Fund Inception to October 31, 2008 was (62.39)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Dynamic Developed International Opportunities Portfolio (PFA)

	Year Ended October 31,						For the Period June 13, 2007* through
	2011		2010	2009		2008	October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.09		$15.66	$11.32		$26.89	$24.84
Net investment income**	0.34		0.27	0.30		0.55	0.08
Net realized and unrealized gain (loss) on investments	(0.89)		1.47	4.17		(15.61)	2.01
Total from investment operations	(0.55)		1.74	4.47		(15.06)	2.09
Distributions to shareholders from:
Net investment income	(0.51)		(0.31)	(0.13)		(0.42)	(0.04)
Return of capital	—		—	—		(0.09)	—
Total distributions	(0.51)		(0.31)	(0.13)		(0.51)	(0.04)
Net asset value at end of period	$16.03		$17.09	$15.66		$11.32	$26.89
Share price at end of period***	$15.65		$17.03	$15.44		$11.27
NET ASSET VALUE TOTAL RETURN****	(3.40)%		11.33%	39.69%		(56.89)%	8.42%
SHARE PRICE TOTAL RETURN****	(5.35)%		12.51%	38.34%		(57.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$20,033		$32,480	$59,514		$46,416	$56,476
Ratio to average net assets of:
Expenses	0.75%		0.75%	0.75%		0.75%	0.75%†
Net investment income	1.89%		1.72%	2.49%		2.67%	0.96%†
Portfolio turnover rate ††	83%		125%	194%		194%	54%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(a)	$(0.06)	$(0.00	)(a)	$0.10	$0.06

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

	Year Ended October 31,			For the Period October 15, 2008* through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$49.91	$39.92	$20.20	$22.64
Net investment income**	0.82	0.53	0.56	0.06
Net realized and unrealized gain (loss) on investments	(9.04)	9.87	19.26	(2.50)
Total from investment operations	(8.22)	10.40	19.82	(2.44)
Distributions to shareholders from:
Net investment income	(0.73)	(0.41)	(0.10)	—
Net asset value at end of period	$40.96	$49.91	$39.92	$20.20
Share price at end of period***	$40.70	$50.04	$40.10	$20.20
NET ASSET VALUE TOTAL RETURN****	(16.67)%	26.23%	98.46%	(10.78	)%(b)
SHARE PRICE TOTAL RETURN****	(17.42)%	25.98%	99.35%	(10.78	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$131,067	$159,698	$103,786	$2,020
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.62%	1.22%	1.65%	6.64	%†
Portfolio turnover rate ††	34%	36%	38%	5%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.08)	$0.02	$0.42	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $(0.005).

(b)  The net asset value total return from Fund Inception October 16, 2008 (first day of trading on the exchange) to October 31, 2008 was (7.55)%. The share price total return from Fund Inception to October 31, 2008 was (17.48)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

	Year Ended October 31,				For the Period June 25, 2007* through
	2011	2010	2009	2008	October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$51.72	$45.52	$28.82	$63.10	$50.11
Net investment income**	1.40	1.08	1.19	1.85	0.51
Net realized and unrealized gain (loss) on investments	(0.62)	6.98	16.57	(34.33)	12.74
Total from investment operations	0.78	8.06	17.76	(32.48)	13.25
Distributions to shareholders from:
Net investment income	(1.35)	(1.86)	(1.06)	(1.65)	(0.26)
Return of capital	—	—	—	(0.15)	—
Total distributions	(1.35)	(1.86)	(1.06)	(1.80)	(0.26)
Net asset value at end of period	$51.15	$51.72	$45.52	$28.82	$63.10
Share price at end of period***	$50.78	$51.99	$45.28	$28.76
NET ASSET VALUE TOTAL RETURN****	1.44%	18.37%	63.18%	(52.57)%	26.53%
SHARE PRICE TOTAL RETURN****	0.16%	19.59%	62.64%	(53.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$63,934	$43,960	$38,690	$14,412	$12,633
Ratio to average net assets of:
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%†
Net investment income	2.52%	2.33%	3.54%	3.78%	2.74%†
Portfolio turnover rate ††	22%	30%	42%	45%	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.34)	$(0.02)	$0.22	$0.17	$—

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

	Year Ended October 31,				For the Period June 25, 2007* through
	2011	2010	2009	2008	October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$39.00	$37.49	$27.86	$53.05	$49.37
Net investment income**	1.01	0.72	0.67	1.32	0.13
Net realized and unrealized gain (loss) on investments	(3.71)	1.60	9.55	(25.98)	3.56
Total from investment operations	(2.70)	2.32	10.22	(24.66)	3.69
Distributions to shareholders from:
Net investment income	(1.20)	(0.81)	(0.59)	(0.53)	(0.01)
Net asset value at end of period	$35.10	$39.00	$37.49	$27.86	$53.05
Share price at end of period***	$34.59	$39.43	$37.13	$28.41
NET ASSET VALUE TOTAL RETURN****	(7.08)%	6.37%	37.40%	(46.86)%	7.48%
SHARE PRICE TOTAL RETURN****	(9.45)%	8.55%	33.43%	(46.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$245,693	$183,323	$138,705	$58,509	$31,840
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%†
Net investment income	2.59%	1.99%	2.21%	3.09%	0.85%†
Portfolio turnover rate ††	17%	21%	28%	31%	30%
Undistributed net investment income included in price of units issued and redeemed**#	$0.09	$0.11	$0.39	$0.27	$0.12

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the same price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

	Year Ended October 31,				For the Period September 27, 2007* through
	2011	2010	2009	2008	October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.99	$20.99	$13.54	$26.47	$25.18
Net investment income**	0.45	0.32	0.28	0.45	0.01
Net realized and unrealized gain (loss) on investments	(0.40)	2.31	7.34	(13.07)	1.28
Total from investment operations	0.05	2.63	7.62	(12.62)	1.29
Distributions to shareholders from:
Net investment income	(0.64)	(0.63)	(0.17)	(0.31)	—
Net asset value at end of period	$22.40	$22.99	$20.99	$13.54	$26.47
Share price at end of period***	$21.86	$23.27	$20.79	$13.99
NET ASSET VALUE TOTAL RETURN****	0.09%	12.93%	56.70%	(48.13)%	5.12%
SHARE PRICE TOTAL RETURN****	(3.56)%	15.40%	50.21%	(46.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$64,965	$59,766	$31,490	$13,536	$5,294
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.82%	1.52%	1.74%	2.13%	0.36	%†
Portfolio turnover rate ††	75%	24%	41%	50%	0.00	%(a)
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.10)	$(0.16)	$0.05	$0.11	$—

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

	Year Ended October 31,				For the Period September 27, 2007* through
	2011	2010	2009	2008	October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.74	$20.60	$13.45	$27.94	$25.55
Net investment income**	0.53	0.48	0.26	0.51	0.01
Net realized and unrealized gain (loss) on investments	(3.01)	3.82	7.21	(14.74)	2.38
Total from investment operations	(2.48)	4.30	7.47	(14.23)	2.39
Distributions to shareholders from:
Net investment income	(0.51)	(0.16)	(0.32)	(0.26)	—
Net asset value at end of period	$21.75	$24.74	$20.60	$13.45	$27.94
Share price at end of period***	$21.80	$25.01	$20.57	$13.52
NET ASSET VALUE TOTAL RETURN****	(10.16)%	20.94%	56.48%	(51.32)%	9.35%
SHARE PRICE TOTAL RETURN****	(10.93)%	22.43%	55.41%	(51.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$444,796	$497,242	$175,113	$56,509	$27,942
Ratio to average net assets of:
Expenses	0.85%	0.85%	0.85%	0.85%	0.85	%†
Net investment income	2.16%	2.13%	1.52%	2.29%	0.56	%†
Portfolio turnover rate ††	20%	41%	52%	49%	8%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (b)	$0.06	$(0.01)	$(0.06)	$0.00	(b)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than 0.5%.

(b)  Amount represents less than $0.005.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Global Agriculture Portfolio (PAGG)

	Year Ended October 31,			For the Period September 16, 2008* through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$30.58	$23.48	$16.60	$25.35
Net investment income**	0.20	0.33	0.17	0.00	(a)
Net realized and unrealized gain (loss) on investments	(0.79)	6.92	6.72	(8.75)
Total from investment operations	(0.59)	7.25	6.89	(8.75)
Distributions to shareholders from:
Net investment income	(0.28)	(0.15)	(0.01)	—
Net asset value at end of period	$29.71	$30.58	$23.48	$16.60
Share price at end of period***	$29.47	$30.68	$23.27	$16.69
NET ASSET VALUE TOTAL RETURN****	(1.93)%	30.99%	41.53%	(34.52	)%(b)
SHARE PRICE TOTAL RETURN****	(3.04)%	32.61%	39.50%	(34.16	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$123,314	$59,636	$24,652	$1,660
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income	0.64%	1.25%	0.79%	0.13	%†
Portfolio turnover rate ††	16%	19%	33%	22%
Undistributed net investment income included in price of units issued and redeemed**#	$0.07	$0.09	$0.21	$—

PowerShares Global Clean Energy Portfolio (PBD)

	Year Ended October 31,						For the Period June 13, 2007* through
	2011		2010		2009	2008	October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$13.95		$15.53		$12.25	$30.95	$25.10
Net investment income**	0.13		0.03		0.03	0.02	0.03
Net realized and unrealized gain (loss) on investments	(4.10)		(1.60)		3.28	(18.72)	5.82
Total from investment operations	(3.97)		(1.57)		3.31	(18.70)	5.85
Distributions to shareholders from:
Net investment income	(0.09)		(0.01)		(0.03)	—	—
Net asset value at end of period	$9.89		$13.95		$15.53	$12.25	$30.95
Share price at end of period***	$9.77		$13.91		$15.39	$12.43
NET ASSET VALUE TOTAL RETURN****	(28.54)%		(10.14)%		27.10%	(60.42)%	23.31%
SHARE PRICE TOTAL RETURN****	(29.20)%		(9.58)%		24.13%	(60.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$126,634		$161,786		$185,973	$106,553	$95,963
Ratio to average net assets of:
Expenses	0.75%		0.75%		0.75%	0.75%	0.75	%†
Net investment income	1.00%		0.22%		0.23%	0.09%	(0.19	)%†
Portfolio turnover rate ††	66%		39%		62%	62%	4%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(a)	$(0.00	)(a)	$0.01	$0.02	$0.05

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the exchange) to October 31, 2008 was (32.63)%. The share price total return from Fund Inception to October 31, 2008 was (33.46)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Global Coal Portfolio (PKOL)

	Year Ended October 31,			For the Period September 16, 2008* through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$32.11	$24.71	$14.07	$24.40
Net investment income**	0.38	0.27	0.46	0.06
Net realized and unrealized gain (loss) on investments	(3.37)	7.44	10.43	(10.39)
Total from investment operations	(2.99)	7.71	10.89	(10.33)
Distributions to shareholders from:
Net investment income	(0.32)	(0.31)	(0.25)	—
Capital gains	(0.18)	—	—	—
Total distributions	(0.50)	(0.31)	(0.25)	—
Net asset value at end of period	$28.62	$32.11	$24.71	$14.07
Share price at end of period***	$28.41	$32.29	$24.48	$14.31
NET ASSET VALUE TOTAL RETURN****	(9.58)%	31.40%	79.17%	(42.34	)%(a)
SHARE PRICE TOTAL RETURN****	(10.75)%	33.38%	74.45%	(41.35	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$18,602	$19,264	$11,121	$1,407
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.07%	0.98%	2.30%	2.82	%†
Portfolio turnover rate ††	36%	30%	52%	33%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.05)	$0.03	$(0.16)	$—

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

	Year Ended October 31,				For the Period September 16, 2008* through
	2011	2010		2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$46.70	$34.16		$16.55	$25.17
Net investment income (loss)**	0.10	0.03		0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.19	12.60		17.59	(8.61)
Total from investment operations	0.29	12.63		17.61	(8.62)
Distributions to shareholders from:
Net investment income	(0.93)	(0.09)		—	—
Capital gains	(0.64)	(0.00	)(b)	—	—
Total distributions	(1.57)	(0.09)		—	—
Net asset value at end of period	$45.42	$46.70		$34.16	$16.55
Share price at end of period***	$45.08	$46.77		$34.31	$16.74
NET ASSET VALUE TOTAL RETURN****	0.41%	37.05%		106.41%	(34.25	)%(c)
SHARE PRICE TOTAL RETURN****	(0.54)%	36.65%		104.96%	(33.49	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$54,500	$58,377		$27,325	$1,655
Ratio to average net assets of:
Expenses	0.75%	0.75%		0.75%	0.75	%†
Net investment income (loss)	0.20%	0.07%		0.08%	(0.22	)%†
Portfolio turnover rate ††	9%	27%		29%	18%
Undistributed net investment income included in price of units issued and redeemed**#	$0.09	$0.15		$0.66	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the exchange) to October 31, 2008 was (40.43)%. The share price total return from Fund Inception to October 31, 2008 was (38.85)%.

(b)  Amount represents less than $(0.005).

(c)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the exchange) to October 31, 2008 was (39.49)%. The share price total return from Fund Inception to October 31, 2008 was (38.93)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Global Nuclear Energy Portfolio (PKN)

	Year Ended October 31,				For the Period April 1, 2008* through
	2011		2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$19.85		$18.48	$14.11	$24.87
Net investment income**	0.37	†††	0.17	0.17	0.07
Net realized and unrealized gain (loss) on investments	(2.68)		1.72	4.28	(10.82)
Total from investment operations	(2.31)		1.89	4.45	(10.75)
Distributions to shareholders from:
Net investment income	(0.70)		(0.52)	(0.08)	(0.01)
Net asset value at end of period	$16.84		$19.85	$18.48	$14.11
Share price at end of period***	$16.68		$19.86	$18.29	$14.25
NET ASSET VALUE TOTAL RETURN****	(12.21)%		10.46%	31.67%	(43.25	)%(a)
SHARE PRICE TOTAL RETURN****	(13.10)%		11.65%	29.03%	(42.68	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$16,840		$39,701	$35,114	$26,802
Ratio to average net assets of:
Expenses	0.75%		0.75%	0.75%	0.75	%†
Net investment income	1.85	%†††	0.89%	1.03%	0.57	%†
Portfolio turnover rate ††	25%		31%	62%	16%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.31		$(0.01)	$0.01	$0.01

PowerShares Global Steel Portfolio (PSTL)

	Year Ended October 31,			For the Period September 16, 2008* through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$21.36	$18.99	$12.82	$24.58
Net investment income**	0.39	0.23	0.23	0.08
Net realized and unrealized gain (loss) on investments	(4.33)	2.25	5.94	(11.84)
Total from investment operations	(3.94)	2.48	6.17	(11.76)
Distributions to shareholders from:
Net investment income	(0.41)	(0.11)	—	—
Net asset value at end of period	$17.01	$21.36	$18.99	$12.82
Share price at end of period***	$16.85	$21.29	$19.04	$12.91
NET ASSET VALUE TOTAL RETURN****	(18.82)%	13.09%	48.13%	(47.84	)%(b)
SHARE PRICE TOTAL RETURN****	(19.32)%	12.42%	47.48%	(47.48	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$4,253	$5,341	$2,848	$1,282
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.80%	1.04%	1.45%	4.03	%†
Portfolio turnover rate ††	41%	46%	20%	280%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.03)	$0.02	$0.08	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

†††  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.07 per share owned of Uranium One, Inc. on December 8, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.17 and 0.85%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception April 3, 2008 (first day of trading on the exchange) to October 31, 2008 was (44.95)%. The share price total return from Fund Inception to October 31, 2008 was (45.05)%.

(b)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the exchange) to October 31, 2008 was (45.35)%. The share price total return from Fund Inception to October 31, 2008 was (44.30)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Global Water Portfolio (PIO)

	Year Ended October 31,				For the Period June 13, 2007* through
	2011	2010	2009	2008	October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$18.68	$17.15	$12.34	$26.79	$24.63
Net investment income (loss)**	0.27	0.22	0.25	0.32	(0.03)
Net realized and unrealized gain (loss) on investments	(1.49)	1.56	4.78	(14.77)	2.19
Total from investment operations	(1.22)	1.78	5.03	(14.45)	2.16
Distributions to shareholders from:
Net investment income	(0.29)	(0.25)	(0.22)	—	—
Net asset value at end of period	$17.17	$18.68	$17.15	$12.34	$26.79
Share price at end of period***	$16.95	$18.69	$17.03	$12.14
NET ASSET VALUE TOTAL RETURN****	(6.68)%	10.47%	41.25%	(53.94)%	8.77%
SHARE PRICE TOTAL RETURN****	(7.92)%	11.30%	42.58%	(55.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$278,951	$322,155	$280,424	$197,517	$241,094
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%†
Net investment income (loss)	1.38%	1.23%	1.82%	1.49%	(0.29)%†
Portfolio turnover rate ††	26%	27%	36%	54%	24%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.00 (a)	$0.02	$0.01	$0.01

PowerShares Global Wind Energy Portfolio (PWND)

	Year Ended October 31,			For the Period June 27, 2008* through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$10.19	$15.56	$10.08	$24.44
Net investment income (loss)**	0.04	0.01	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(2.45)	(5.38)	5.51	(14.35)
Total from investment operations	(2.41)	(5.37)	5.53	(14.36)
Distribution to shareholders from:
Net investment income	(0.02)	—	(0.05)	—
Net asset value at end of period	$7.76	$10.19	$15.56	$10.08
Share price at end of period***	$7.62	$10.21	$15.41	$10.39
NET ASSET VALUE TOTAL RETURN****	(23.71)%	(34.51)%	55.02%	(58.76	)%(b)
SHARE PRICE TOTAL RETURN****	(25.14)%	(33.74)%	48.93%	(57.49	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$17,838	$26,482	$43,558	$14,107
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income (loss)	0.43%	0.06%	0.17%	(0.19	)%†
Portfolio turnover rate ††	74%	41%	86%	44%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$0.00 (a)	$(0.01)	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception July 1, 2008 (first day of trading on the exchange) to October 31, 2008 was (58.09)%. The share price total return from Fund Inception to October 31, 2008 was (57.28)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares MENA Frontier Countries Portfolio (PMNA)

	Year Ended October 31,				For the Period July 7, 2008* through
	2011		2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$13.69		$14.38	$14.98	$25.00
Net investment income (loss)**	0.45	†††	0.35	0.29	(0.02)
Net realized and unrealized gain (loss) on investments	(2.38)		(0.90)	(0.93)	(10.00)
Total from investment operations	(1.93)		(0.55)	(0.64)	(10.02)
Distributions to shareholders from:
Net investment income	(0.43)		(0.21)	—	—
Transaction fees**	0.03		0.07	0.04	—
Net asset value at end of period	$11.36		$13.69	$14.38	$14.98
Share price at end of period***	$11.14		$13.74	$14.10	$15.13
NET ASSET VALUE TOTAL RETURN****	(14.22)%		(3.26)%	(4.00)%	(40.08	)%(a)
SHARE PRICE TOTAL RETURN****	(16.21)%		(0.96)%	(6.81)%	(39.48	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$20,444		$21,557	$17,253	$19,474
Ratio to average net assets of:
Expenses, after waivers	0.70%		0.70%	0.70%	0.70	%†
Expenses, prior to waivers	0.95%		0.95%	0.95%	0.95	%†
Net investment income (loss), after waivers	3.59	%†††	2.71%	2.33%	(0.32	)%†
Portfolio turnover rate ††	60%		139%	126%	70%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.03)		$0.07	$0.10	$(0.03)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

†††  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $0.20 per share owned of Mobile Telecommunications Co. KSC on April 13, 2011. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.32 and 2.54%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception July 9, 2008 (first day of trading on the exchange) to October 31, 2008 was (39.35)%. The share price total return from Fund Inception to October 31, 2008 was (38.25)%.

See Notes to Financial Statements.

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2011, the Trust offered fifty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA Developed Markets Technical Leaders Portfolio (PIZ)	"DWA Developed Markets Technical Leaders Portfolio"

PowerShares DWA Emerging Markets Technical Leaders Portfolio (PIE)	"DWA Emerging Markets Technical Leaders Portfolio"

PowerShares Dynamic Developed International Opportunities Portfolio (PFA)	"Dynamic Developed International Opportunities Portfolio"

PowerShares Emerging Markets Infrastructure Portfolio (PXR)	"Emerging Markets Infrastructure Portfolio"

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	"FTSE RAFI Asia Pacific ex-Japan Portfolio"

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	"FTSE RAFI Developed Markets ex-U.S. Portfolio"

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	"FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio"

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	"FTSE RAFI Emerging Markets Portfolio"

PowerShares Global Agriculture Portfolio (PAGG)	"Global Agriculture Portfolio"

PowerShares Global Clean Energy Portfolio (PBD)	"Global Clean Energy Portfolio"

PowerShares Global Coal Portfolio (PKOL)	"Global Coal Portfolio"

PowerShares Global Gold and Precious Metals Portfolio (PSAU)	"Global Gold and Precious Metals Portfolio"

PowerShares Global Nuclear Energy Portfolio (PKN)	"Global Nuclear Energy Portfolio"

PowerShares Global Steel Portfolio (PSTL)	"Global Steel Portfolio"

PowerShares Global Water Portfolio (PIO)	"Global Water Portfolio"

PowerShares Global Wind Energy Portfolio (PWND)	"Global Wind Energy Portfolio"

PowerShares MENA Frontier Countries Portfolio (PMNA)	"MENA Frontier Countries Portfolio"

Each portfolio (the "Fund" and collectively the "Funds") represents a separate series of the Trust. The Shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each Fund's Shares are listed and traded on the following exchange:

Fund	Exchange
DWA Developed Markets Technical Leaders Portfolio	NYSE Arca, Inc.

DWA Emerging Markets Technical Leaders Portfolio	NYSE Arca, Inc.

Dynamic Developed International Opportunities Portfolio	NYSE Arca, Inc.

Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Fund	Exchange
FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.

FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.

FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.

FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.

Global Agriculture Portfolio	NASDAQ Stock Market

Global Clean Energy Portfolio	NYSE Arca, Inc.

Global Coal Portfolio	NASDAQ Stock Market

Global Gold and Precious Metals Portfolio	NASDAQ Stock Market

Global Nuclear Energy Portfolio	NYSE Arca, Inc.

Global Steel Portfolio	NASDAQ Stock Market

Global Water Portfolio	NYSE Arca, Inc.

Global Wind Energy Portfolio	NASDAQ Stock Market

MENA Frontier Countries Portfolio	NASDAQ Stock Market

The Funds' market prices may differ to some degree from the net asset value ("NAV") of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units of each Fund are issued and redeemed generally in-kind for securities included in a specified index, except for MENA Frontier Countries Portfolio, which issues and redeems Creation Units principally for cash and partially in-kind for securities included in the relevant index. Except when aggregated in Creation Units by Authorized Participants, Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond generally (before fees and expenses) to the price and yield performance of the following indices (each, an "Underlying Index"):

Fund	Index
DWA Developed Markets Technical Leaders Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index

DWA Emerging Markets Technical Leaders Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index

Dynamic Developed International Opportunities Portfolio	QSG Developed International Opportunities Index

Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM

FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index

FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex U.S. Index

FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex US Mid Small 1500 Index

FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index

Global Agriculture Portfolio	NASDAQ OMX Global Agriculture IndexSM

Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index

Global Coal Portfolio	NASDAQ OMX Global Coal IndexSM

Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Fund	Index
Global Nuclear Energy Portfolio	WNA Nuclear Energy IndexSM

Global Steel Portfolio	NASDAQ OMX Global Steel IndexSM

Global Water Portfolio	Palisades Global Water Index

Global Wind Energy Portfolio	NASDAQ OMX Clean Edge® Global Wind Energy Index

MENA Frontier Countries Portfolio	NASDAQ OMX Middle East North Africa IndexSM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Replication Management Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily sell a security unless that security is removed from its respective Underlying Index.

Sampling Risk. With respect to each of FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and FTSE RAFI Emerging Markets Portfolio, each Fund's use of a representative sampling approach will result in the Funds holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Funds could result in a greater decline in net asset values than would be the case if the Funds held all of the securities in their respective Underlying Indices. To the extent the assets in the Funds are smaller, these risks will be greater.

Rebalancing Risk. Pursuant to the methodology of the Index Provider used to calculate and maintain the Underlying Index of the MENA Frontier Countries Portfolio, when a security in the Underlying Index reaches its limitation on foreign ownership, it will be removed from the Underlying Index that day. As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of its Underlying Index may increase significantly.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Non-Diversified Fund Risk. Emerging Markets Infrastructure Portfolio, FTSE RAFI Emerging Markets Portfolio, Global Agriculture Portfolio, Global Coal Portfolio, Global Gold and Precious Metals Portfolio, Global Nuclear Energy Portfolio, Global Steel Portfolio, Global Water Portfolio, Global Wind Energy Portfolio and MENA Frontier Countries Portfolio are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Concentration Risk. To the extent a Fund concentrates its investments in an industry or group of industries, the value of the Fund's Shares may rise and fall more than the value of Shares of a fund that invests in a broader range of securities.

Non-Correlation Risk. A Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between a Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Foreign, Frontier and Emerging Market Securities Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of, and less reliable, financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As certain Funds invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact a Fund's returns.

Geographic Risk. Funds that are less diversified across geographic regions or countries, are generally riskier than more diversified funds. The economies and financial markets of certain regions can be interdependent and may all decline at the same time.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them be more sensitive to changing market conditions.

Cash Transaction Risk. With respect to MENA Frontier Countries Portfolio, unlike most exchange-traded funds ("ETFs"), the Fund currently effects creations and redemptions partially for cash and partially in-kind, rather than primarily for in-kind, because of the nature of the Fund's investments. As such, investments in the Fund's Shares may be less tax efficient than investments in conventional ETFs.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and Passive Foreign Investment Company investments.

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies, in which it invests. The effects of the investment companies expenses are included in the realized and unrealized gain/loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date, except with respect to Global Agriculture Portfolio, Global Coal Portfolio, Global Gold and Precious Metals Portfolio, Global Steel Portfolio, Global Wind Energy Portfolio and MENA Frontier Countries Portfolio, for which dividends are declared and paid annually. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records (such dividends) on exdividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a return of capital at fiscal period-end.

G. Equalization

All of the Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. Equalization is calculated on a per share basis

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

whereby a portion of the proceeds from the sales and cost of repurchases of capital shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statement of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

H. Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in currencies other than the U.S. dollar, are translated into U.S. dollars using the applicable exchange rates as of the close of London world markets. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments in securities. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in or are a reduction of ordinary income in accordance with U.S. Federal income tax regulations.

I. Securities Lending

Effective May 24, 2011, the Emerging Markets Infrastructure Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio, FTSE RAFI Emerging Markets Portfolio, Global Clean Energy Portfolio and Global Water Portfolio may lend portfolio securities having a market value up to one-third of the Funds' total assets. Such loans are secured by collateral equal to no less than the 102% of the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is a Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Affiliated securities lending income on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
DWA Developed Markets Technical Leaders Portfolio	0.80%
DWA Emerging Markets Technical Leaders Portfolio	0.90%
Dynamic Developed International Opportunities Portfolio	0.75%
Emerging Markets Infrastructure Portfolio	0.75%
FTSE RAFI Asia Pacific ex-Japan Portfolio	0.80%
FTSE RAFI Developed Markets ex-U.S. Portfolio	0.75%
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.75%
FTSE RAFI Emerging Markets Portfolio	0.85%
Global Agriculture Portfolio	0.75%
Global Clean Energy Portfolio	0.75%
Global Coal Portfolio	0.75%
Global Gold and Precious Metals Portfolio	0.75%
Global Nuclear Energy Portfolio	0.75%
Global Steel Portfolio	0.75%
Global Water Portfolio	0.75%
Global Wind Energy Portfolio	0.75%
MENA Frontier Countries Portfolio	0.95%*

*  The Adviser has voluntarily agreed to waive a portion of its unitary management fee until April 20, 2012. After giving effect to such waiver, the Fund's net unitary management fee is 0.70% of average daily net assets of the Fund. The fee waiver may be modified or terminated by the Adviser at its discretion after April 20, 2012.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements for each Fund with the following Licensors:

Fund	Licensor
DWA Developed Markets Technical Leaders Portfolio	Dorsey Wright & Associates, Inc.

DWA Emerging Markets Technical Leaders Portfolio	Dorsey Wright & Associates, Inc.

Dynamic Developed International Opportunities Portfolio	Quantitative Services Group, LLC

Emerging Markets Infrastructure Portfolio	S-Network Global Indexes, LLC

FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE International Ltd.

FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE International Ltd.

FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE International Ltd.

FTSE RAFI Emerging Markets Portfolio	FTSE International Ltd.

Global Agriculture Portfolio	The NASDAQ OMX Group, Inc.

Global Clean Energy Portfolio	WilderHill New Energy Finance, LLC

Global Coal Portfolio	The NASDAQ OMX Group, Inc.

Global Gold and Precious Metals Portfolio	The NASDAQ OMX Group, Inc.

Global Nuclear Energy Portfolio	WNA GLOBAL INDEXES, LLC

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Fund	Licensor
Global Steel Portfolio	The NASDAQ OMX Group, Inc.

Global Water Portfolio	Water Index Associates, LLC

Global Wind Energy Portfolio	The NASDAQ OMX Group, Inc.

MENA Frontier Countries Portfolio	The NASDAQ OMX Group, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accounting and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2011, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

With respect to each Fund, except as noted below, during the fiscal year ended October 31, 2011, there were no significant transfers between investment levels.

	Investment in Securities
	Level 1		Level 2		Level 3	Total
DWA Emerging Markets Technical Leaders Portfolio
Equity Securities	$46,919,340	*	$125,203,119	*	$—	$172,122,459
Money Market Fund	971,287		—		—	971,287
Total	47,890,627		125,203,119		—	173,093,746
Dynamic Developed International Opportunities Portfolio
Equity Securities	20,025,310		—		0	20,025,310
Emerging Markets Infrastructure Portfolio
Equity Securities	31,850,988	*	99,213,082	*	—	131,064,070
Money Market Fund	1,011,389		—		—	1,011,389
Total	32,862,377		99,213,082		—	132,075,459
FTSE RAFI Asia Pacific ex-Japan Portfolio
Equity Securities	762,440		63,166,230		12,041	63,940,711
FTSE RAFI Developed Markets ex-U.S. Portfolio
Equity Securities	245,522,061		16,217		5,950	245,544,228
Money Market Fund	2,271,487		—		—	2,271,487
Total	247,793,548		16,217		5,950	247,815,715
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
Equity Securities	64,810,754		94,459		0	64,905,213
FTSE RAFI Emerging Markets Portfolio
Equity Securities	177,825,776	*	266,590,383	*	—	444,416,159
Money Market	8,800,993		—		—	8,800,993
Total	186,626,769		266,590,383		—	453,217,152
Global Agriculture Portfolio
Equity Securities	122,997,789		—		88,040	123,085,829
Money Market Fund	182,127		—		—	182,127
Total	123,179,916		—		88,040	123,267,956

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

	Investment in Securities
	Level 1		Level 2		Level 3	Total
Global Coal Portfolio
Equity Securities	$8,395,231	*	$10,190,166	*	$—	$18,585,397
Global Nuclear Energy Portfolio
Equity Securities	16,739,511		86,311		—	16,825,822
Global Steel Portfolio
Equity Securities	1,282,503	*	2,958,834	*	—	4,241,337
Global Wind Energy Portfolio
Equity Securities	17,044,041		763,087		—	17,807,128
Money Market Fund	19,131		—		—	19,131
Total	17,063,172		763,087		—	17,826,259
MENA Frontier Countries Portfolio
Equity Securities	1,064,550	*	19,340,914	*	—	20,405,464

*  Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2011 and 2010:

	2011			2010
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
DWA Developed Markets Technical Leaders Portfolio	$1,762,374	$—	$—	$584,810	$—	$—
DWA Emerging Markets Technical Leaders Portfolio	1,674,256	—	—	204,594	—	—
Dynamic Developed International Opportunities Portfolio	961,737	—	—	1,004,418	—	—
Emerging Markets Infrastructure Portfolio	2,702,468	—	—	1,216,842	—	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	1,506,571	—	—	1,592,021	—	—
FTSE RAFI Developed Markets ex-U.S. Portfolio	7,035,952	—	—	3,194,626	—	—
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	1,903,398	—	—	990,019	—	—
FTSE RAFI Emerging Markets Portfolio	10,577,162	—	—	1,722,465	—	—
Global Agriculture Portfolio	672,069	—	—	292,230	—	—
Global Clean Energy Portfolio	1,136,301	—	—	79,514	—	—
Global Coal Portfolio	273,217	134,632	—	170,348	—	—
Global Gold and Precious Metals Portfolio	1,257,369	858,891	—	91,512	318	—
Global Nuclear Energy Portfolio	1,188,810	—	—	982,844	—	—
Global Steel Portfolio	102,912	—	—	51,106	—	—
Global Water Portfolio	5,086,328	—	—	4,395,937	—	—
Global Wind Energy Portfolio	46,224	—	—	—	—	—
MENA Frontier Countries Portfolio	754,600	—	—	207,955	—	—

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
DWA Developed Markets Technical Leaders Portfolio	$492,081	$303,408	$(36,112,486)	$99,391,975	$64,074,978
DWA Emerging Markets Technical Leaders Portfolio	635,873	6,846,681	(40,108,915)	204,896,927	172,270,566
Dynamic Developed International Opportunities Portfolio	88,664	(769,736)	(46,474,259)	67,188,631	20,033,300
Emerging Markets Infrastructure Portfolio	900,734	(20,389,324)	(7,454,954)	158,010,792	131,067,248
FTSE RAFI Asia Pacific ex-Japan Portfolio	483,855	1,131,218	(5,421,104)	67,740,520	63,934,489
FTSE RAFI Developed Markets ex-U.S. Portfolio	1,271,069	(30,816,818)	(17,355,942)	292,594,245	245,692,554
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	462,875	(5,154,042)	(3,520,817)	73,177,083	64,965,099
FTSE RAFI Emerging Markets Portfolio	3,186,309	(20,879,708)	(18,178,036)	480,667,863	444,796,428
Global Agriculture Portfolio	362,701	(3,309,991)	(365,885)	126,627,914	123,314,739
Global Clean Energy Portfolio	441,576	(49,562,818)	(153,641,892)	329,397,418	126,634,284
Global Coal Portfolio	136,426	(3,436,715)	(2,242,591)	24,144,919	18,602,039
Global Gold and Precious Metals Portfolio	526,966	6,088,454	(374,482)	48,258,894	54,499,832
Global Nuclear Energy Portfolio	46,009	(8,342,597)	(11,879,132)	37,015,284	16,839,564
Global Steel Portfolio	35,723	(1,424,631)	(685,337)	6,327,363	4,253,118
Global Water Portfolio	1,059,684	(35,618,010)	(113,821,779)	427,331,582	278,951,477
Global Wind Energy Portfolio	32,685	(8,215,615)	(18,636,379)	44,657,283	17,837,974
MENA Frontier Countries Portfolio	355,628	(4,639,796)	(16,516,555)	41,244,382	20,443,659

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

The following Funds have capital loss carryforward amounts as of October 31, 2011, which expire on October 31 of each year listed below:

	2015	2016	2017	2018	2019	Total*
DWA Developed Markets Technical Leaders Portfolio	$—	$17,174,329	$6,761,697	$1,071,796	$11,104,664	$36,112,486
DWA Emerging Markets Technical Leaders Portfolio	—	15,429,745	5,190,203	602,137	18,886,830	40,108,915
Dynamic Developed International Opportunities Portfolio	47,847	23,676,544	19,713,557	980,146	2,056,165	46,474,259
Emerging Markets Infrastructure Portfolio	—	—	—	5,545	7,449,409	7,454,954
FTSE RAFI Asia Pacific ex-Japan Portfolio**	—	309,954	4,187,699	923,451	—	5,421,104
FTSE RAFI Developed Markets ex-U.S. Portfolio	54,729	2,040,934	8,801,477	5,210,563	1,248,239	17,355,942
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio**	—	191,877	2,633,165	695,775	—	3,520,817
FTSE RAFI Emerging Markets Portfolio**	—	6,027,361	11,700,199	450,476	—	18,178,036
Global Agriculture Portfolio	—	—	—	—	365,885	365,885
Global Clean Energy Portfolio	155,633	34,356,421	65,130,758	22,796,787	31,202,293	153,641,892
Global Coal Portfolio	—	—	—	—	2,242,591	2,242,591
Global Gold and Precious Metals Portfolio	—	—	—	—	374,482	374,482
Global Nuclear Energy Portfolio	—	519,741	7,430,576	3,007,820	920,995	11,879,132
Global Steel Portfolio	—	156,658	58,943	290,126	179,610	685,337
Global Water Portfolio	589,102	64,839,461	41,990,185	1,909,380	4,493,651	113,821,779
Global Wind Energy Portfolio	—	1,187,533	3,588,287	8,606,198	5,254,361	18,636,379
MENA Frontier Countries Portfolio	—	2,297,569	9,819,468	3,704,750	694,768	16,516,555

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

**  During the year ended October 31, 2011, the FTSE RAFI Asia Pacific ex-Japan, FTSE RAFI Developed Markets ex-U.S. Small-Mid and FTSE RAFI Emerging Markets Portfolios utilized capital loss carryforwards of $256,432, $891,967 and $558,205, respectively, to offset realized gains.

Note 6. Investment Transactions

For the fiscal year ended October 31, 2011, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
DWA Developed Markets Technical Leaders Portfolio	$107,425,050	$108,200,710
DWA Emerging Markets Technical Leaders Portfolio	432,650,505	475,288,711
Dynamic Developed International Opportunities Portfolio	23,891,411	23,519,023
Emerging Markets Infrastructure Portfolio	93,691,289	64,377,340
FTSE RAFI Asia Pacific ex-Japan Portfolio	23,006,548	14,399,567
FTSE RAFI Developed Markets ex-U.S. Portfolio	47,029,599	42,817,378
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	58,551,183	58,425,693
FTSE RAFI Emerging Markets Portfolio	131,737,419	102,966,827
Global Agriculture Portfolio	28,491,725	18,452,090

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

	Purchases	Sales
Global Clean Energy Portfolio	$109,750,855	$107,739,907
Global Coal Portfolio	12,944,479	10,900,902
Global Gold and Precious Metals Portfolio	5,660,315	6,947,168
Global Nuclear Energy Portfolio	7,175,538	7,154,405
Global Steel Portfolio	2,673,219	2,671,497
Global Water Portfolio	88,504,257	90,413,114
Global Wind Energy Portfolio	17,875,112	17,837,091
MENA Frontier Countries Portfolio	16,555,130	13,607,902

For the fiscal year ended October 31, 2011, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
DWA Developed Markets Technical Leaders Portfolio	$86,609,694	$103,019,746
DWA Emerging Markets Technical Leaders Portfolio	124,223,852	186,483,146
Dynamic Developed International Opportunities Portfolio	23,607,398	35,850,081
Emerging Markets Infrastructure Portfolio	68,269,639	86,556,066
FTSE RAFI Asia Pacific ex-Japan Portfolio	19,709,147	4,675,667
FTSE RAFI Developed Markets ex-U.S. Portfolio	131,907,664	36,757,317
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	54,576,874	48,077,807
FTSE RAFI Emerging Markets Portfolio	71,158,589	88,891,297
Global Agriculture Portfolio	74,881,929	11,513,362
Global Clean Energy Portfolio	50,620,851	30,165,858
Global Coal Portfolio	22,869,853	19,712,624
Global Gold and Precious Metals Portfolio	10,058,014	13,128,861
Global Nuclear Energy Portfolio	2,673,237	22,587,485
Global Steel Portfolio	4,143,143	4,087,863
Global Water Portfolio	37,538,356	53,058,384
Global Wind Energy Portfolio	2,289,312	5,042,167
MENA Frontier Countries Portfolio	—	—

Gains and (losses) on in-kind transactions are generally not considered taxable gains and (losses) for Federal income tax purposes.

At October 31, 2011, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
DWA Developed Markets Technical Leaders Portfolio	$63,761,024	$304,416	$2,600,197	$(2,295,781)
DWA Emerging Markets Technical Leaders Portfolio	166,218,506	6,875,240	15,988,417	(9,113,177)
Dynamic Developed International Opportunities Portfolio	20,794,885	(769,575)	1,309,539	(2,079,114)

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Emerging Markets Infrastructure Portfolio	$152,466,826	$(20,391,367)	$9,444,876	$(29,836,243)
FTSE RAFI Asia Pacific ex-Japan Portfolio	62,809,674	1,131,037	6,072,901	(4,941,864)
FTSE RAFI Developed Markets ex-U.S. Portfolio	278,640,756	(30,825,041)	10,956,876	(41,781,917)
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	70,057,626	(5,152,413)	4,748,051	(9,900,464)
FTSE RAFI Emerging Markets Portfolio	474,102,143	(20,884,991)	29,088,032	(49,973,023)
Global Agriculture Portfolio	126,583,945	(3,315,989)	5,729,119	(9,045,108)
Global Clean Energy Portfolio	206,535,093	(49,573,470)	9,626,601	(59,200,071)
Global Coal Portfolio	22,023,278	(3,437,881)	729,995	(4,167,876)
Global Gold and Precious Metals Portfolio	48,442,438	6,088,370	9,091,205	(3,002,835)
Global Nuclear Energy Portfolio	25,168,657	(8,342,835)	592,888	(8,935,723)
Global Steel Portfolio	5,666,272	(1,424,935)	125,604	(1,550,539)
Global Water Portfolio	311,720,543	(35,632,138)	21,088,974	(56,721,112)
Global Wind Energy Portfolio	26,042,657	(8,216,398)	456,530	(8,672,928)
MENA Frontier Countries Portfolio	25,033,788	(4,628,324)	839,339	(5,467,663)

Note 7. Reclassification of Permanent Differences.

Primarily as a result of differing book/tax treatment of in-kind transactions, Passive Foreign Investment Company investments and utilization of book equalization, on October 31, 2011, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and share of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2011, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Developed Markets Technical Leaders Portfolio	$516,066	$(6,067,806)	$5,551,740
DWA Emerging Markets Technical Leaders Portfolio	(2,555,706)	(5,693,777)	8,249,483
Dynamic Developed International Opportunities Portfolio	64,268	(5,604,172)	5,539,904
Emerging Markets Infrastructure Portfolio	(21,030)	(17,488,641)	17,509,671
FTSE RAFI Asia Pacific ex-Japan Portfolio	459,172	(609,184)	150,012
FTSE RAFI Developed Markets ex-U.S. Portfolio	(580,931)	(5,354,194)	5,935,125
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	842,252	(7,581,517)	6,739,265
FTSE RAFI Emerging Markets Portfolio	(1,492,771)	(11,460,450)	12,953,221
Global Agriculture Portfolio	(371,353)	(1,735,534)	2,106,887
Global Clean Energy Portfolio	(151,578)	(1,333,406)	1,484,984
Global Coal Portfolio	54,904	(3,474,901)	3,419,997
Global Gold and Precious Metals Portfolio	569,587	(5,201,236)	4,631,649
Global Nuclear Energy Portfolio	480,223	(3,203,265)	2,723,042
Global Steel Portfolio	(8,073)	(488,600)	496,673
Global Water Portfolio	67,950	(8,490,498)	8,422,548
Global Wind Energy Portfolio	(26,703)	(240,945)	267,648
MENA Frontier Countries Portfolio	21,602	40,176	(61,778)

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 8. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. The Non-Independent Trustees of the Trust do not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 9. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Shares (100,000 Shares for DWA Developed Markets Technical Leaders Portfolio, FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and FTSE RAFI Developed Markets ex-U.S. Portfolio and 75,000 Shares for Global Clean Energy Portfolio and MENA Frontier Countries Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Except for MENA Frontier Countries Portfolio, such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Transactions in capital shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

MENA Frontier Countries Portfolio (the "Fund") currently effects creations and redemptions partially for cash and partially in-kind, rather than primarily for in-kind redemptions, because of the nature of the Fund's investments. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption entirely in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an entirely in-kind redemption process.

MENA Frontier Countries Portfolio charges fixed and variable transaction fees for creations and redemptions which are treated as increases in capital.

Note 10. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Trust") at October 31, 2011, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 27, 2011

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends Received Deduction*
DWA Developed Markets Technical Leaders Portfolio	100%	7%
DWA Emerging Markets Technical Leaders Portfolio	100%	14%
Dynamic Developed International Opportunities Portfolio	91%	0%
Emerging Markets Infrastructure Portfolio	78%	6%
FTSE RAFI Asia Pacific ex-Japan Portfolio	100%	0%
FTSE RAFI Developed Markets ex-U.S. Portfolio	100%	5%
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	88%	2%
FTSE RAFI Emerging Markets Portfolio	100%	0%
Global Agriculture Portfolio	100%	3%
Global Clean Energy Portfolio	88%	0%
Global Coal Portfolio	100%	17%
Global Gold and Precious Metals Portfolio	80%	5%
Global Nuclear Energy Portfolio	80%	43%
Global Steel Portfolio	100%	0%
Global Water Portfolio	100%	21%
Global Wind Energy Portfolio	100%	0%
MENA Frontier Countries Portfolio	70%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
DWA Developed Markets Technical Leaders Portfolio	$2,908,886	$153,713
DWA Emerging Markets Technical Leaders Portfolio	6,016,762	402,289
Dynamic Developed International Opportunities Portfolio	818,797	69,304
Emerging Markets Infrastructure Portfolio	4,819,300	507,559
FTSE RAFI Asia Pacific ex-Japan Portfolio	2,265,294	55,909
FTSE RAFI Developed Markets ex-U.S. Portfolio	9,213,561	877,846
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	2,246,106	194,585
FTSE RAFI Emerging Markets Portfolio	16,839,511	1,750,006

Tax Information (Continued)

Federal Income Tax Information (Continued)

	Gross Foreign Income	Foreign Taxes Paid
Global Agriculture Portfolio	$1,102,145	$310,052
Global Clean Energy Portfolio	—	—
Global Coal Portfolio	522,308	58,716
Global Gold and Precious Metals Portfolio	—	—
Global Nuclear Energy Portfolio	491,982	75,588
Global Steel Portfolio	155,986	12,794
Global Water Portfolio	6,570,971	566,254
Global Wind Energy Portfolio	—	—
MENA Frontier Countries Portfolio	978,882	64,832

Trustees and Officers

The Independent Trustees, the Trustees who are affiliated with the Adviser (the "Non-Independent Trustees") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

The Trustees and officers information is current as of October 31, 2011.

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	112	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008); Director of Open Architecture and Trading (2007- 2008); Head of Fundamental Research (2004-2007); and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	112	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Interested Trustees
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consists of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Interested Trustees
Kevin M. Carome (55) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. In the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicago land area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008- Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (54) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) (2000-2006)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Todd Spillane (52) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly, Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc. – registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010). Associate Counsel at Barclays Global Investors Ltd. (2004-2006)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

This page intentionally left blank

PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2011 Invesco PowerShares Capital Management LLC  P-PS-AR-8

2011 Annual Report to Shareholders

October 31, 2011

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

PowerShares Build America Bond Portfolio (BAB)

PowerShares CEF Income Composite Portfolio (PCEF)

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

PowerShares Convertible Securities Portfolio (CVRT)

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

PowerShares Insured California Municipal Bond Portfolio (PWZ)

PowerShares Insured National Municipal Bond Portfolio (PZA)

PowerShares Insured New York Municipal Bond Portfolio (PZT)

PowerShares International Corporate Bond Portfolio (PICB)

PowerShares Preferred Portfolio (PGX)

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

The Market Environment	2

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	48

Fees and Expenses	50

Fixed Income Portfolios

Schedules of Investments

PowerShares 1-30 Laddered Treasury Portfolio (PLW)	53

PowerShares Build America Bond Portfolio (BAB)	54

PowerShares CEF Income Composite Portfolio (PCEF)	62

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	64

PowerShares Convertible Securities Portfolio (CVRT)	65

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	68

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	71

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	78

PowerShares Insured California Municipal Bond Portfolio (PWZ)	81

PowerShares Insured National Municipal Bond Portfolio (PZA)	84

PowerShares Insured New York Municipal Bond Portfolio (PZT)	91

PowerShares International Corporate Bond Portfolio (PICB)	94

PowerShares Preferred Portfolio (PGX)	100

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)	102

Statements of Assets and Liabilities	106

Statements of Operations	108

Statements of Changes in Net Assets	110

Financial Highlights	114

Notes to Financial Statements	121

Report of Independent Registered Public Accounting Firm	139

Tax Information	140

Trustees and Officers	141

Board Considerations Regarding Approval of Investment Advisory Agreements	149

The Market Environment

Global Fixed Income:

Global financial markets were unsettled and volatile during the fiscal year as investors assessed and reacted to the economic implications of several systemic shocks, including the Japanese earthquake disaster, the Arab Spring, and a reinvigorated Eurozone sovereign debt crisis. Even so, the global investment grade bond market, as measured by the Barclays Capital Global Aggregate ex. US Index, generated a positive total return for the 12 months ended October 31, 2011.

During the early part of the fiscal year, interest rates trended higher across the globe. In the developed west, economies appeared to be on the mend and GDP growth prospects, although low, were improving. In Europe, growing uncertainties about Greece and other European countries' solvency led to higher yields for certain countries and a growing divergence of borrowing costs across the Eurozone. Emerging market economies, especially in the Asia/Pacific region, rebounded particularly well following the global financial crisis and their currencies attracted global capital flows, sparking some concerns of inflation, asset pricing bubbles and overheating economies. During the latter part of the fiscal year, the European sovereign debt crisis and related concerns about financial sector stability dominated news headlines, leading to periods of extreme risk aversion, wider credit spreads, and subsequently higher demand for the perceived safe havens of U.S. Treasuries and German Bunds. This, despite the Standard & Poor's ("S&P") credit rating downgrade of the U.S., led to concerns over the future of the Euro, and diminishing forecasts for economic growth across key developed and emerging markets. Central banks activities mirrored the differences across regions of the globe during the year. Monetary tightening occurred across many markets where signs of inflation began to appear. In contrast, the U.S., Japan, and the Eurozone maintained key lending rates at or near historic lows as below target economic growth persisted and inflation was less of a concern.

U.S. Equity:

The fiscal year began with equity markets fueled by the second round of Federal Reserve "Quantitative Easing" and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macro-economic distortions due to civil unrest in Egypt and Libya, flooding in Australia, and the devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but often were overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and generally were positive through the summer, the major equity indices sold off precipitously in August as the U.S. struggled with the debt ceiling and ultimately received the first-ever downgrade to its credit rating from S&P. Uncertainty created by the U.S. credit downgrade, combined with a lack of consumer confidence and an intensifying debt crisis in the Eurozone, continued to weigh on investors through the end of the period, reigniting fears of a global recession and a double-dip recession in the U.S.

Non U.S. Equity:

Global equity markets faced headwinds in 2010 and 2011. Notably, several southern European economies, including those of Greece, Spain, Portugal, and Italy, faced solvency concerns amid massive fiscal deficits. The fiscal year ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund, and stabilize the banking system.

Market volatility was a common theme during the fiscal year. During mid-2011, Greek sovereign debt concerns and signs of slowing global growth continued to worry investors. In addition, numerous world events caught investors' attention, including the growing unrest in the Middle East and Northern Africa,

2

The Market Environment (Continued)

and the devastating earthquake and tsunami in Japan on March 11th. Renewed credit problems overseas and the market corrections that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk.

Although Europe's debt status bore the greatest negative macroeconomic heft globally, inflation was the major concern across Asia throughout the fiscal year. Fortunately, these concerns started to subside towards the end of the period, with a surprise interest rate reduction in Indonesia, inflationary easing in China, and an expected crest in India's inflation rate. The slowdown in inflation rates gave Asian governments the ability to loosen monetary policy as needed to help maintain financial stability and potentially stimulate economic growth. Though inflation rates in China receded from peak levels over the period, China's capacity to continue its economic expansion and serve as the world's growth engine came into question due to a more recent slowdown that negatively affected investor sentiment. The growth numbers in China, however, remained healthy.

In emerging market countries, investors became risk-averse on news of potential defaults in Europe, as well as slowing growth and accounting concerns in China leading to a relatively indiscriminate correction in almost all emerging market countries. Concerns about potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.

3

Manager's Analysis

PowerShares 1-30 Laddered Treasury Portfolio (ticker: PLW)

The PowerShares 1-30 Laddered Treasury Portfolio (the "Fund") seeks investment results that correspond, to the price and yield (before fees and expenses) generally, of the Ryan/Mergent 1-30 Year Treasury Laddered Index (the "Index"), the Fund will invest at least 80% of its total assets in the securities that comprise the Index. The Index measures the potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 U.S. Treasury Bonds with fixed coupons, scheduled to mature in a proportional, annual sequential ("laddered") structure.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 11.38%. On an NAV basis, the Fund returned 10.86%. During this same year the Index returned 11.19% and the Barclays Capital U.S. Treasury Index returned 5.27%.

During the fiscal year, treasuries benefited from investors' flight to quality and from efforts by the Federal Reserve to bring interest rates down and keep them low. Yields on US Treasuries shifted lower across the yield curve, with maturities between 10 and 30 years experiencing the largest decreases (between 50 and 100 basis points). The Fund benefited from its exposure to the longer end of the curve, relative to the Barclays Capital U.S. Treasury Index.

Duration Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Maturing in 1 to 5 Years	14.6
Maturing in 6 to 10 Years	18.7
Maturing in 11 to 15 Years	13.1
Maturing in 16 to 20 Years	23.8
Maturing in 21 to 25 Years	10.7
Maturing in 26 to 30 Years	18.1
Money Market Fund	0.3
Other assets less liabilities	0.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
United States Treasury Bonds, 4.500, 02/15/36	10.7
United States Treasury Bonds, 5.375, 02/15/31	10.4
United States Treasury Bonds, 3.500, 02/15/39	3.7
United States Treasury Bonds, 4.750, 02/15/41	3.6
United States Treasury Bonds, 4.625, 02/15/40	3.6
United States Treasury Bonds, 4.375, 02/15/38	3.6
United States Treasury Bonds, 4.750, 02/15/37	3.6
United States Treasury Bonds, 5.250, 02/15/29	3.4
United States Treasury Bonds, 6.250, 05/15/30	3.4
United States Treasury Bonds, 6.625, 02/15/27	3.3
Total	49.3

4

Manager's Analysis (Continued)

PowerShares 1-30 Laddered Treasury Portfolio (ticker: PLW)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg. Ann.††		Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
Ryan/Mergent 1-30 Year Treasury Laddered Index	11.19%	10.20%	9.76%	45.88%
Barclays Capital U.S. Treasury Index	5.27%	6.27%	6.70%	30.33%
Fund
Net Asset Value ("NAV") Return	10.86%	9.77%	9.40%	43.93%
Share Price Return	11.38%	9.86%	9.45%	44.23%

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.25% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Capital U.S. Treasury Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 7,833 securities.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

†† Average annualized.

5

Manager's Analysis

PowerShares Build America Bond Portfolio (ticker: BAB)

The PowerShares Build America Bond Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of The BofA Merrill Lynch Build America Bond Index (the "Index"). The Fund will invest at least 80% of its total assets in the securities that comprise the Index. The Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 14.04%. On an NAV basis, the Fund returned 14.10%. During this same year, the Index returned 15.04%, the BofA Merrill Lynch U.S. Treasuries 15+ Years Index returned 17.78%, and the BofA Merrill Lynch U.S. Corporate Master Index returned 5.55%.

Build America Bonds were offered through the Build America Bond Program, which was launched by the U.S. Treasury under the American Recovery and Reinvestment Act of 2009. The program expired on December 31, 2010, after which point no new bond issuance was permitted.

While the tax free municipal bond market saw $230 billion in new year to date issuances through October 31, 2011, the absence of supply creation in the Build America Bonds market left price as the only mechanism to respond to changes in demand.

During the fiscal year, the price return of the Index was 8.72%, while the price return of the BofA Merrill Lynch Municipal Master Index (representing the traditional tax-free muni market, which wasn't facing the same supply constraint) was (1.06)%.

In addition to the supply constraint, the higher yields of Build America Bonds relative to traditional tax-exempt municipal bonds helped to maintain relatively strong demand for this sub-class of bonds. At the end of 2010, growing concerns over the fiscal health of states and municipalities served to offset some of that demand into early 2011.

6

Manager's Analysis (Continued)

PowerShares Build America Bond Portfolio (ticker: BAB)

State Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Alaska	0.1
Arizona	2.4
California	19.9
Colorado	3.3
Connecticut	0.6
District of Columbia	0.2
Delaware	0.2
Florida	7.5
Georgia	0.5
Hawaii	2.0
Idaho	1.0
Illinois	5.1
Indiana	0.7
Kansas	0.6
Kentucky	0.4
Louisiana	0.5
Massachusetts	0.6
Maryland	0.2
Michigan	3.2
Missouri	1.9
Mississippi	0.4
North Carolina	1.3
New Hampshire	0.5
New Jersey	3.9
New Mexico	0.3
Nevada	6.6
New York	8.9
Ohio	3.9
Oklahoma	0.3
Oregon	0.3
Pennsylvania	2.0
South Carolina	1.6
Tennessee	2.5
Texas	5.0
Utah	3.0
Washington	6.3
Wyoming	0.2
Money Market Fund	0.7
Other assets less liabilities	1.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Chicago Illinois O'Hare International Airport Ser. 10, 6.395, 01/01/40	2.6
Los Angeles California Unified School District Ser. 10, 6.758, 07/01/34	1.7
New York City New York Ser. 10, 5.968, 03/01/36	1.6
California State Ser. 09, 7.300, 10/01/39	1.5
Orlando Florida Community Redevelopment Agency Tax Increment Rev. (Orlando Community Redevelopement) Ser. 10B, 7.784, 09/01/40	1.5
Florida Governmental Utility Auth. Rev. Ser. 10B, 6.548, 10/01/40	1.5
California State Various Purpose Ser. 09, 7.550, 04/01/39	1.5
New Jersey State Turnpike Auth. Rev. Ser. 09F, 7.414, 01/01/40	1.3
Cowlitz County Washington Public Utility District No. 1 Electric Ser. 10, 6.884, 09/01/32	1.2
Miami-Dade County Florida Special Obligation Ser. 10B, 6.743, 04/01/40	1.1
Total	15.5

7

Manager's Analysis (Continued)

PowerShares Build America Bond Portfolio (ticker: BAB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
BofA Merrill Lynch Build America Bond Index	15.04%	12.01%	24.80%
BofA Merrill Lynch U.S. Treasuries 15+ Years Index	17.78%	13.60%	27.69%
BofA Merrill Lynch U.S. Corporate Master Index	5.55%	8.31%	16.54%
Fund
Net Asset Value ("NAV") Return	14.10%	12.51%	25.89%
Share Price Return	14.04%	12.33%	25.51%

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the total annual fund operating expense ratio of 0.36% includes the unitary management fee of 0.35% (0.28% after fee waiver), and estimated acquired fund fees and expenses of 0.01%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The BofA Merrill Lynch U.S. Treasuries 15+ Years Index and BofA Merrill Lynch U.S. Corporate Master Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 26 and 3,936 securities, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund.

†† Average annualized.

8

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Manager's Analysis

PowerShares CEF Income Composite Portfolio (ticker: PCEF)

The PowerShares CEF Income Composite Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S-Network Composite Closed-End Fund IndexSM (the "Index"). The Fund will normally invest at least 90% of its total assets in securities of funds included in the Index. The Fund is a "fund of funds," as it invests its assets in the common shares of funds included in the Index rather than in individual securities.

The Index currently includes closed-end funds that invest in taxable investment grade fixed-income securities and taxable high yield fixed-income securities and that utilize an equity option writing (selling) strategy.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (1.26)%. On an NAV basis, the Fund returned (1.26)%. During this same year, the Index returned (0.80)% and the S&P 500® Index returned 8.07%. Over the period, the weighted average discount of the underlying closed-end funds' prices to their NAVs widened from 3.09% to 7.11% and the Fund generated a price return of (8.83)%.

Asset Class (% of the Fund's

Net Assets) as of October 31, 2011

Bonds	36.6
Option Income	34.4
Bonds/High Yield	29.0
Liabilities in excess of other assets	0.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	5.5
AllianceBernstein Income Fund	4.1
Eaton Vance Limited Duration Income Fund	3.0
Eaton Vance Tax-Managed Diversified Equity Income Fund	3.0
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	2.4
Nuveen Multi-Strategy Income and Growth Fund II	2.4
Aberdeen Asia-Pacific Income Fund, Inc.	2.3
BlackRock Build America Bond Trust	2.2
NFJ Dividend Interest & Premium Strategy Fund	2.0
Nuveen Quality Preferred Income Fund II	1.7
Total	28.6

10

Manager's Analysis (Continued)

PowerShares CEF Income Composite Portfolio (ticker: PCEF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S-Network Composite Closed-End Fund IndexSM	(0.80)%	5.37%	9.28%
S&P 500® Index	8.07%	10.03%	17.28%
Fund
Net Asset Value ("NAV") Return	(1.26)%	4.89%	8.44%
Share Price Return	(1.26)%	4.86%	8.38%

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the total annual fund operating expense ratio of 1.62% includes the unitary management fee of 0.50%, and estimated acquired fund fees and expense of 1.12%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 common stocks.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund.

†† Average annualized.

11

Manager's Analysis

PowerShares Chinese Yuan Dim Sum Bond Portfolio (ticker: DSUM)

The PowerShares Chinese Yuan Dim Sum Bond Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield performance of the Citigroup Dim Sum (Offshore CNY) Bond Index (the "Index"). The Fund will invest at least 80% of its total assets in Yuan-denominated bonds that comprise the Index. The Index is designed to provide exposure to Chinese Yuan-denominated bonds that are issued and settled outside of mainland China. The Index includes fixed-rate securities issued by governments, agencies, supranationals, and corporations. The bonds within the Index generally have a fixed rate coupon (excluding zeros), a minimum maturity of one year and a minimum size outstanding of 1 billion Yuan.

The Fund began trading on September 23, 2011. For the period ended October 31, 2011, on a share price basis, the Fund returned (4.51)%. On an NAV basis, the Fund returned (1.38)%. During this same year the Index returned (1.06)% and the BofA Merrill Lynch Global Broad Market Index returned 0.37%. The Fund's slight underperformance was due largely to slippage costs on the three initial creations for which the authorized participant was not charged.

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Sovereign	21.6
Diversified Financial Services	15.6
Banks	13.3
Retail	8.0
Auto Manufacturers	7.8
Real Estate	4.3
Lodging	4.3
Chemicals	4.3
Food	4.2
Insurance	4.2
Building Materials	4.2
Gas	4.1
Miscellaneous Manufacturing	4.0
Other assets less liabilities	0.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
China Government Bond, 1.800, 12/01/15	17.2
Bank of China Ltd., 2.900, 09/30/13	4.5
China Development Bank Corp., 2.700, 11/11/2013	4.5
China Government Bond, 1.400, 08/18/16	4.4
Catepillar Financial Services Corp., 1.350, 07/12/13	4.4
Global Logistic Properties Ltd., 3.375, 05/11/16	4.3
Melco Crown Entertainment Ltd., 3.750, 05/09/13	4.3
Volkswagen International Finance NV, 2.150, 05/23/16	4.3
Sinochem Offshore Capital Co. Ltd., 1.800, 01/18/14	4.3
VTB Bank OJSC Via VTB Capital SA, 2.950, 12/23/13	4.3
Total	56.5

12

Manager's Analysis (Continued)

PowerShares Chinese Yuan Dim Sum Bond Portfolio (ticker: DSUM)

Fund Performance History (%)	As of October 31, 2011
Fund Inception† Cumulative
Index
Citigroup Dim Sum Bond Index	(1.06)%
BofA Merrill Lynch Global Broad Market Index	0.37%
Fund
Net Asset Value ("NAV") Return	(1.38)%
Share Price Return	(4.51)%

Fund Inception: September 23, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.45% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The BofA Merrill Lynch Global Broad Market Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 19,282 securities.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

13

Manager's Analysis

PowerShares Convertible Securities Portfolio (ticker: CVRT)

The PowerShares Convertible Securities Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of The BofA Merrill Lynch All U.S. Convertibles IndexSM (the "Index"). The Fund will invest at least 80% of its total assets in the component securities that comprise the Index. The Index is designed to track the performance of U.S. dollar-denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States (including the over-the-counter market).

The Fund began trading on May 26, 2011. For the period ended October 31, 2011, on a share price basis, the Fund returned (8.46)%. On an NAV basis, the Fund returned (8.69)%. During this same year the Index returned (8.12)%, the S&P 500® Index returned (6.06)% and the Barclays Capital U.S. Aggregate Index returned 3.63%. The Fund was hurt by investors shift out of higher-risk corporate credits. The continued world-wide macroeconomic risks have caused volatility to remain at historically elevated levels and widened high-yield credit spreads. This has negatively impacted the convertible bond market because a large percentage (roughly two-thirds) are non-investment grade.

On a positive note, when comparing the Fund to its own underlying equity constituents it outperformed with less than half the volatility.

As a result of a structural shift the end investors profile has changed over the past few years. There are now larger long-only investors entering the market, who are much more focused on credit quality and company fundamentals. This is in contrast to the typical investors of the past who were generally levered hedge funds. This has added some stability to the convertible bond market and may potentially mitigate the risk of a steep market sell off as seen in 2008-2009.

Issuance also slowed, as companies were hesitant to sell convertible bonds due to equities having been hurt in this time period and therefore not wanting to sell their equity at too cheap of a price. This scarcity may provide a floor going forward as supply dwindles to match demand.

14

Manager's Analysis (Continued)

PowerShares Convertible Securities Portfolio (ticker: CVRT)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Biotechnology	10.1
REITs	9.7
Computers	7.9
Semiconductors	6.9
Oil & Gas	6.2
Internet	5.7
Banks	4.8
Insurance	4.7
Pharmaceuticals	3.8
Miscellaneous Manufacturing	3.8
Auto Manufacturers	3.7
Telecommunications	3.4
Mining	3.3
Healthcare-Products	3.3
Auto Parts & Equipment	3.1
Electric	2.8
Airlines	2.6
Commercial Services	1.7
Investment Companies	1.6
Media	1.4
Lodging	1.2
Coal	1.2
Beverages	1.2
Diversified Financial Services	1.2
Healthcare-Services	1.1
Money Market Fund	1.1
Electrical Components & Equipment	1.1
Aerospace/Defense	1.1
Other assets less liabilities	0.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Amgen, Inc., Series B, 0.375, 02/01/13	4.4
General Motors Co., Series B, $2.38	3.7
Microchip Technology, Inc., 2.125, 12/15/37	2.9
Wells Fargo & Co., Series L, $75.00	2.9
Intel Corp., 3.250, 08/01/39	2.8
PPL Corp., $4.38	2.7
EMC Corp., 1.750, 12/01/13	2.6
United Continental Holdings, Inc., 6.000, 10/15/29	2.6
BorgWarner, Inc., 3.500, 04/15/12	2.6
Gilead Sciences, Inc., 1.000, 05/01/14	2.5
Total	29.7

15

Manager's Analysis (Continued)

PowerShares Convertible Securities Portfolio (ticker: CVRT)

Fund Performance History (%)	As of October 31, 2011
Fund Inception† Cumulative
Index
BofA Merrill Lynch All U.S. Convertibles IndexSM	(8.12)%
S&P 500® Index	(6.06)%
Barclays Capital U.S. Aggregate Index	3.63%
Fund
Net Asset Value ("NAV") Return	(8.69)%
Share Price Return	(8.46)%

Fund Inception: May 26, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.35% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Capital U.S. Aggregate Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 7,833 and 500 securities, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

16

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Manager's Analysis

PowerShares Emerging Markets Sovereign Debt Portfolio (ticker: PCY)

The PowerShares Emerging Markets Sovereign Debt Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the DB Emerging Market USD Liquid Balanced Index (the "Index"). The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Index tracks the potential returns of a theoretical portfolio of liquid emerging markets U.S. dollar-denominated government bonds issued by approximately 22 emerging-market countries. The countries in the Index are selected annually pursuant to a proprietary index methodology and the constituents are rebalanced quarterly.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 2.60%. On an NAV basis, the Fund returned 2.60%. During this same year the Index returned 3.07%, the JPMorgan Emerging Market Bond Global Index returned 4.05% and the Barclays Capital U.S. Aggregate Index returned 5.00%.

The fiscal woes of developed nations contributed to a flight to perceived quality in the sovereign debt markets, as evidenced by the significant outperformance of U.S. Treasuries over their emerging market counterparts. While Greece is not one of the countries in the index, the majority of the difference in performance occurred after June, coinciding with the heightening of troubles in Greece and other sovereign issuers on the Mediterranean rim.

Country Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Colombia	4.8
Qatar	4.7
Peru	4.7
Brazil	4.6
Mexico	4.6
Indonesia	4.5
Turkey	4.4
Philippines	4.4
Venezuela	4.4
South Africa	4.3
Panama	4.3
Uruguay	4.2
Poland	4.2
Lithuania	4.2
Russia	4.1
South Korea	4.1
Croatia	4.1
El Salvador	4.1
Vietnam	4.1
Bulgaria	4.0
Hungary	4.0
Pakistan	3.8
Ukraine	3.7
United States	0.5
Other assets less liabilities	1.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Republic of Bulgaria, 8.250, 01/15/15	4.0
Republic of Korea, 5.125, 12/07/16	2.1
Socialist Republic of Vietnam, 6.750, 01/29/20	2.1
Republic of Korea, 7.125, 04/16/19	2.1
Socialist Republic of Vietnam, 6.875, 01/15/16	2.0
Islamic Republic of Pakistan, 6.875, 06/01/17	1.9
Islamic Republic of Pakistan, 7.125, 03/31/16	1.9
Republic of Brazil, 7.125, 01/20/37	1.7
Republic of Colombia, 7.375, 09/18/37	1.7
Republic of Peru, 8.750, 11/21/33	1.7
Total	21.2

18

Manager's Analysis (Continued)

PowerShares Emerging Markets Sovereign Debt Portfolio (ticker: PCY)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg. Ann.††		Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
DB Emerging Market USD Liquid Balanced Index	3.07%	23.87%	9.51%	44.55%
JP Morgan Emerging Market Bond Global Index	4.05%	19.59%	8.89%	41.60%
Barclays Capital U.S. Aggregate Index	5.00%	8.87%	6.76%	30.62%
Fund
Net Asset Value ("NAV") Return	2.60%	22.34%	8.27%	38.01%
Share Price Return	2.60%	25.65%	8.11%	37.21%

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.50% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The JP Morgan Emerging Markets Bond Global Index and Barclays Capital U.S. Aggregate Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 173 and 7,833 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

19

Manager's Analysis

PowerShares Fundamental High Yield® Corporate Bond Portfolio (ticker: PHB)

The PowerShares Fundamental High Yield® Corporate Bond Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the RAFI® High Yield Bond Index (the "Index"). The Index measures potential returns of a theoretical portfolio of high yield corporate bonds that must be rated Ba1/BB+ or lower by either Moody's Investors Service, Inc. or Standard & Poor's, a division of The McGraw-Hill Companies, Inc., but not rated below B3/B- by either. The Fund will invest at least 80% of its total assets in the securities that comprise the Index. The Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. Only securities with greater than one year to maturity qualify for inclusion in the Index. Based on the Fundamental Index® methodology developed by Research Affiliates, LLC, the Index is compiled and calculated by Ryan ALM, Inc. The Index is rebalanced monthly.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 4.72%. On an NAV basis, the Fund returned 4.85%. During this same year the Index returned 6.42%, while the Barclays Capital U.S. Corporate High Yield Index returned 5.17% and the Blended – RAFI® High Yield Bond Index returned 6.42%.

On August 2, 2010, the Fund's underlying index changed from the Wells Fargo High Yield Bond Index to the RAFI® High Yield Bond Index. Given the limited overlap between these two indexes, a majority of the Fund had to be repositioned. In addition to low liquidity, high yield bond market volatility was extremely high and thus unusually wide bid/ask spreads also contributed to the Fund's underperformance versus its Index over the reporting period.

The higher-quality nature of the Fund is the primary reason for its outperformance of the benchmark index during the fiscal year. Over the fiscal year, the BofA Merrill Lynch U.S. High Yield BB Rated and B Rated Indexes returned 5.03% and 5.08%, respectively, while the CCC and Lower Rated counterpart returned 2.93%. The RAFI High Yield Bond Index excludes bonds rated below B-.

Over this period, credit spreads also widened more at the lower end of the credit spectrum. Spreads on BB and B rated bonds widened by 208 and 232 basis points respectively, while spreads on CCC and lower rated bonds widened 362 basis points.

20

Manager's Analysis (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (ticker: PHB)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Oil & Gas	10.0
Telecommunications	8.5
Diversified Financial Services	8.0
Retail	7.7
Commercial Services	5.0
Food	4.6
Electric	4.1
Chemicals	3.5
Banks	3.2
Auto Parts & Equipment	3.0
Lodging	2.9
Pipelines	2.8
Home Builders	2.6
REITs	2.4
Healthcare-Services	2.3
Packaging & Containers	2.2
Media	2.2
Coal	2.1
Iron/Steel	1.6
Aerospace/Defense	1.6
Healthcare-Products	1.5
Building Materials	1.4
Advertising	1.2
Semiconductors	1.0
Beverages	0.9
Biotechnology	0.8
Internet	0.8
Computers	0.8
Miscellaneous Manufacturing	0.7
Software	0.7
Leisure Time	0.7
Electronics	0.7
Energy-Alternate Sources	0.7
Entertainment	0.6
Money Market Fund	0.6
Household Products/Wares	0.6
Mining	0.6
Holding Companies-Diversified	0.6
Real Estate	0.5
Pharmaceuticals	0.5
Apparel	0.5
Transportation	0.5
Machinery-Diversified	0.4
Forest Products & Paper	0.4
Oil & Gas Services	0.4
Agriculture	0.2
Other assets less liabilities	1.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Weyerhaeuser Co., 7.375, 10/01/19	1.5
International Lease Finance Corp., 8.625, 09/15/15	1.4
Sears Holdings Corp., 6.625, 10/15/18	1.4
Sprint Nextel Corp., 6.000, 12/01/16	1.3
Ford Motor Credit Co. LLC, 8.000, 12/15/16	1.2
SUPERVALU, Inc., 8.000, 05/01/16	1.2
Ford Motor Credit Co. LLC, 7.000, 10/01/13	1.2
Kinder Morgan Finance Co. ULC, 5.700, 01/05/16	1.0
Ameren Corp., 8.875, 05/15/14	1.0
Williams Cos., Inc. (The), 7.875, 09/01/21	1.0
Total	12.2

Portfolio Composition by

Credit Quality (% of the Fund's

Net Assets) as of October 31, 2011

Rating
A	0.3
B+	10.6
B-	4.1
B	9.8
BB+	23.7
BB-	17.2
BB	15.7
BBB-	14.9
BBB	1.7
Money Market Fund	0.6
Other assets less liabilities	1.4

21

Manager's Analysis (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (ticker: PHB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg. Ann.††		Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
Blended – RAFI® High Yield Bond Index*	6.42%	19.04%	4.10%	17.24%
RAFI® High Yield Bond Index	6.42%	N/A	N/A	N/A
Barclays Capital U.S. Corporate High Yield Index	5.17%	22.96%	8.35%	37.80%
Fund
Net Asset Value ("NAV") Return	4.85%	14.09%	0.75%	3.00%
Share Price Return	4.72%	13.08%	0.14%	0.57%

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.50% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Capital U.S. Corporate High Yield Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 1,868 securities.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

†† Average annualized.

* The data known as "Blended" Index is comprised of the Wells Fargo® High Yield Bond Index from Fund inception through the conversion date, August 2, 2010, followed by the performance of RAFI® High Yield Bond Index starting at the conversion date and through October 31, 2011.

22

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Manager's Analysis

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (ticker: PFIG)

The PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the RAFI® Investment Grade Bond Index (the "Index"). The underlying Index represents the performance of a theoretical portfolio of investment grade corporate bonds that must be rated BBB/Baa or higher by both Moody's Investors Services, Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. The Fund will invest at least 80% of its total assets in the securities that comprise the Index. The Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. Only securities with greater than one year to maturity qualify for inclusion in the Index. Based on the Fundamental Index® methodology developed by Research Affiliates, LLC, the Index is compiled and calculated by Ryan ALM, Inc. The Index is rebalanced monthly for rules and annually for weights.

The Fund began trading on September 15, 2011. For the period ended October 31, 2011, on a share price basis, the Fund returned 2.43%. On an NAV basis, the Fund returned 0.40%. During this same time period the Index returned 0.71% and the Barclays Capital U.S. Aggregate Index returned 0.84%.

24

Manager's Analysis (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (ticker: PFIG)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Banks	10.9
Insurance	8.9
Oil & Gas	6.7
Retail	6.2
Pharmaceuticals	5.9
Electric	5.5
Diversified Financial Services	4.7
Food	4.5
Media	4.4
Healthcare-Services	3.5
Computers	3.4
Miscellaneous Manufacturing	3.3
Agriculture	3.1
Oil & Gas Services	2.5
Beverages	2.4
Cosmetics/Personal Care	2.3
Telecommunications	2.3
Healthcare-Products	2.3
Reits	2.3
Aerospace/Defense	2.2
Internet	2.2
Biotechnology	2.2
Semiconductors	2.1
Household Products/Wares	1.2
Electronics	1.2
Software	1.1
Transportation	1.0
Biotechnology	1.0
Other assets less liabilities	0.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
JPMorgan chase & Co., 6.000, 01/15/18	3.4
Wells Fargo & Co., 5.625, 12/11/17	2.9
Wal-Mart Stores Inc., 3.250, 10/25/20	2.6
Citigroup Inc., 5.500, 04/11/13	2.6
Halliburton Co., 6.150, 09/15/19	2.5
ConocoPhillips Co., 5.750, 02/01/19	2.4
Coca-Cola Co. (The), 5.350, 11/15/17	2.4
Procter & Gamble Co. (The), 4.700, 02/15/19	2.4
Metlife Inc., 6.750, 06/01/16	2.4
Berkshire Hathaway Inc., 3.200, 02/11/15	2.4
Total	26.0

Portfolio Composition by

Credit Quality (% of the Fund's

Net Assets) as of October 31, 2011

Rating
AAA	3.2
AA+	4.0
AA-	11.9
AA	8.5
A+	12.1
A-	16.7
A	25.8
BBB+	7.2
BBB-	4.4
BBB	5.5
Other assets less liabilities	0.7

25

Manager's Analysis (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (ticker: PFIG)

Fund Performance History (%)	As of October 31, 2011
Fund Inception† Cumulative
Index
RAFI® Investment Grade Bond Index	0.71%
Barclays Capital U.S. Aggregate Index	0.84%
Fund
Net Asset Value ("NAV") Return	0.40%
Share Price Return	2.43%

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.22% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Capital U.S. Aggregate Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 7,833 securities.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

26

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Manager's Analysis

PowerShares Insured California Municipal Bond Portfolio (ticker: PWZ)

The PowerShares Insured California Municipal Bond Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index (the "Index"). The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Index is designed to track the performance of U.S.-dollar-denominated, investment-grade, insured, tax-exempt debt that is publicly issued by California or Puerto Rico or their political subdivisions. The Index is adjusted monthly and its constituents are capitalization-weighted based on their current amount outstanding.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 2.90%. On an NAV basis, the Fund returned 2.90%. During this same year the Index returned 4.48%, the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index returned 4.48%, the Custom Insured California Municipal Bond Index returned 4.49%, the Barclays Capital Municipal Insured Long 20 Year Index returned 4.16% and the Barclays Capital Municipal 20 Year Total Return Index returned 4.40%. In October 2010, growing concerns over the fiscal health of states and municipalities triggered fears of widespread defaults in the municipal market that resulted in a significant selloff. These fears proved to be unfounded and the market began to turn in January 2011, making a full recovery by May 2011. Additionally, the rates at the longer end of the yield curve fell by approximately 80 basis points over the period.

28

Manager's Analysis (Continued)

PowerShares Insured California Municipal Bond Portfolio (ticker: PWZ)

Revenue Type Breakdown

(% of the Fund's Net Assets) as of

October 31, 2011

Ad Valorem Property Tax	24.9
Lease Revenue	18.8
Sales Tax Revenue	12.2
Water Revenue	8.4
Hospital Revenue	8.2
Electric Power Revenue	6.2
Sewer Revenue	6.1
Special Assessment	4.4
Special Tax	3.7
College Revenue	2.6
Highway Tolls Revenue	1.1
General Fund	1.0
Tax Increment Revenue	0.8
Other assets less liabilities	1.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
San Francisco Bay California Area Rapid Transit District Ser. 06, 5.000, 07/01/36	6.6
Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08, 5.625, 10/01/37	4.4
El Monte California Union High School District (Election of 2008) Ser. 09A, 5.500, 06/01/34	4.3
Kern County California COP (Capital Improvements Projects) Ser. 09A, 5.750, 08/01/35	4.3
Los Angeles Unified School District (Election 2002) Ser. 07C, 5.000, 07/01/32	4.2
Los Angeles County California Metropolitan Transportation Auth. Sales Tax Rev. (Proposition A First Tier Senior) Ser. 05-A, 5.000, 07/01/35	4.2
Antelope Valley California Community College District (Election 2004) Ser. 07B, 5.250, 08/01/39	3.8
Tustin California Unified School District Special Tax Senior Lien (Community Facilities District No. 97-1) Ser. 02A, 5.000, 09/01/38	3.7
Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4, 5.000, 07/01/31	3.0
Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09, 5.750, 08/01/29	2.9
Total	41.4

29

Manager's Analysis (Continued)

PowerShares Insured California Municipal Bond Portfolio (ticker: PWZ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg. Ann.††		Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index	4.48%	9.62%	4.56%	19.82%
Custom Insured California Municipal Bond Index	4.49%	9.84%	4.47%	19.39%
Barclays Capital Municipal Insured Long 20 Year Index	4.16%	9.41%	5.15%	22.78%
Barclays Capital Municipal 20 Year Total Return Index	4.40%	10.09%	5.45%	24.22%
Fund
Net Asset Value ("NAV") Return	2.90%	8.82%	3.56%	15.24%
Share Price Return	2.90%	8.95%	3.38%	14.41%

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.35% (0.28% after fee waiver) is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Capital Municipal Insured Long 20 Year Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 5,846 securities.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

†† Average annualized.

30

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Manager's Analysis

PowerShares Insured National Municipal Bond Portfolio (ticker: PZA)

The PowerShares Insured National Municipal Bond Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index (the "Index"). The Fund normally will invest at least 80% of its total assets in securities that comprise the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment-grade, insured, tax-exempt debt that is publicly issued by U.S. municipalities in the U.S. domestic market. The Index is adjusted monthly and its constituents are capitalization-weighted based on their current amount outstanding.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 3.63%. On an NAV basis, the Fund returned 3.63%. During this same year the Index returned 4.45%, the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index returned 4.45%, the Custom Insured National Municipal Bond Index returned 4.45%, the Barclays Capital Municipal Insured Long 20 Year Index returned 4.16% and the Barclays Capital Municipal 20 Year Total Return Index returned 4.40%. In October 2010, growing concerns over the fiscal health of states and municipalities triggered fears of widespread defaults in the municipal market that resulted in a significant selloff. These fears proved to be unfounded and the market began to turn in January 2011, making a full recovery by May 2011. Additionally, the rates at the longer end of the yield curve fell by approximately 80 basis points over the period.

32

Manager's Analysis (Continued)

PowerShares Insured National Municipal Bond Portfolio (ticker: PZA)

State and Territory Breakdown

(% of the Fund's Net Assets) as of

October 31, 2011

Alabama	1.7
Arizona	5.4
California	16.2
Colorado	1.1
Connecticut	0.1
District of Columbia	1.7
Florida	12.1
Georgia	5.5
Guam	0.6
Illinois	5.7
Indiana	2.0
Iowa	0.5
Kentucky	1.9
Louisiana	1.2
Massachusetts	0.3
Maryland	0.1
Maine	0.7
Michigan	2.2
Missouri	1.0
North Carolina	2.1
New Hampshire	0.3
New Jersey	5.3
New York	5.2
Ohio	0.2
Oregon	1.7
Pennsylvania	10.5
Puerto Rico	1.1
South Carolina	1.5
Texas	7.4
Virginia	0.2
Washington	1.9
Wisconsin	0.5
Other assets less liabilities	2.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Miami-Dade County Florida Water & Sewer System Rev. Ser. 10, 5.000, 10/01/29	4.0
North Texas Tollway Auth. Rev. Ref. System (First Tier) Ser. 08K-1, 5.750, 01/01/38	3.2
New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A, 5.500, 12/15/38	3.0
Philadelphia Pennsylvania Airport Rev. Ser. 10A, 5.000, 06/15/35	2.8
Chicago Illinois Ref. Ser. 10A, 5.000, 01/01/28	2.2
New Jersey Health Care Facilities Financing Auth. Rev. (Virtua Health) Ser. 09, 5.500, 07/01/38	2.0
Atlanta Georgia Water & Wastewater Rev. Ser. 09-B, 5.250, 11/01/34	1.8
Medford Oregon Hospital Facilities Auth. Rev. Ref. (Asanthe Health System) Ser. 10, 5.500, 08/15/28	1.7
Pennsylvania State Turnpike Common Turnpike Rev. Subordinate Ser. 08C, 6.250, 06/01/38	1.7
Arizona State Lottery Rev. Ser. 10A, 5.000, 07/01/28	1.5
Total	23.9

33

Manager's Analysis (Continued)

PowerShares Insured National Municipal Bond Portfolio (ticker: PZA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg. Ann.††		Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index	4.45%	9.96%	4.96%	21.68%
Custom Insured National Municipal Bond Index	4.45%	10.66%	4.73%	20.63%
Barclays Capital Municipal Insured Long 20 Year Index	4.16%	9.41%	5.15%	22.78%
Barclays Capital Municipal 20 Year Total Return Index	4.40%	10.09%	5.45%	24.22%
Fund
Net Asset Value ("NAV") Return	3.63%	9.68%	3.85%	16.55%
Share Price Return	3.63%	9.19%	3.63%	15.55%

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.35% (0.28% after fee waiver) is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Capital Municipal Insured Long 20 Year Index and Barclays Capital Municipal 20 Year Total Return Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 37,480 and 4,718 securities, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

34

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Manager's Analysis

PowerShares Insured New York Municipal Bond Portfolio (ticker: PZT)

The PowerShares Insured New York Municipal Bond Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index (the "Index"). The Fund normally will invest at least 80% of its total assets in securities that comprise the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment-grade, insured, tax-exempt debt publicly issued by New York or Puerto Rico or their political subdivisions. The Index is adjusted monthly and its constituents are capitalization-weighted based on their current amount outstanding.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 3.07%. On an NAV basis, the Fund returned 3.24%. During this same year the Index returned 3.94%, the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index returned 3.94%, the Custom Insured New York Municipal Bond Index returned 3.94% the Barclays Capital Municipal Long 20 Year Index returned 4.16% the Barclays Capital Municipal 20 Year Total Return Index returned 4.40%. In October 2010, growing concerns over the fiscal health of states and municipalities triggered fears of widespread defaults in the municipal market that resulted in a significant selloff. These fears proved to be unfounded and the market began to turn in January 2011, making a full recovery by May 2011. Additionally, the rates at the longer end of the yield curve fell by approximately 80 basis points over the period.

36

Manager's Analysis (Continued)

PowerShares Insured New York Municipal Bond Portfolio (ticker: PZT)

Revenue Type Breakdown

(% of the Fund's Net Assets) as of

October 31, 2011

Miscellaneous Revenue	16.8
Electric Power Revenue	13.2
Sales Tax Revenue	10.4
College Revenue	8.9
Highway Tolls Revenue	8.5
Transit Revenue	8.5
Water Revenue	4.8
Recreational Revenue	4.7
Lease Revenue	4.5
Hospital Revenue	4.4
Port, Airport & Marina Revenue	4.2
Hotel Occupancy Tax	4.1
Ad Valorem Property Tax	3.8
Income Tax Revenue	1.3
Other assets less liabilities	1.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A, 5.500, 05/01/33	13.2
Sales Tax Asset Receivables Corp. Ser. 04A, 5.000, 10/15/32	7.7
New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09, 6.500, 01/01/46	5.6
Metropolitan Transportation Auth. New York Rev. Ref. Insured Ser. 02A, 5.750, 11/15/32	5.4
New York State Dormitory Auth. Rev. (The New School) Ser. 10, 5.500, 07/01/43	4.2
New York Convention Center Development Corp. Rev. (Hotel Unit Fee Secured) Ser. 05, 5.000, 11/15/44	4.1
New York State Dormitory Auth. Rev. (New York University) Ser. 01, 5.500, 07/01/40	3.3
Nassau County New York Sewer & Storm Water Finance Auth. System Rev. Ser. 08A, 5.375, 11/01/28	3.2
New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09, 7.000, 03/01/49	3.0
Triborough Bridge & Tunnel Auth. Rev. Ref. Ser. 02, 5.000, 11/15/32	3.0
Total	52.7

37

Manager's Analysis (Continued)

PowerShares Insured New York Municipal Bond Portfolio (ticker: PZT)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg. Ann.††		Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index	3.94%	9.81%	4.53%	19.67%
Custom Insured New York Municipal Bond Index	3.94%	10.24%	4.42%	19.18%
Barclays Capital Municipal Insured Long 20 Year Index	4.16%	9.41%	5.15%	22.78%
Barclays Capital Municipal 20 Year Total Return Index	4.40%	10.09%	5.45%	24.22%
Fund
Net Asset Value ("NAV") Return	3.24%	8.53%	3.28%	14.00%
Share Price Return	3.07%	8.25%	2.99%	12.70%

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.35% (0.28% after fee waiver) is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Capital Municipal Insured Long 20 Year Index and Barclays Capital Municipal 20 Year Total Return Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 37,480 and 4,718 securities, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

38

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Manager's Analysis

PowerShares International Corporate Bond Portfolio (ticker: PICB)

The PowerShares International Corporate Bond Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P International Corporate Bond Index® (the "Index"). The Fund will invest at least 80% of its total assets in the securities that comprise the Index. The Index measures the performance of investment-grade corporate bonds issued by non-U.S. issuers in the following currencies: Australian Dollar (AUD), British Pound Sterling (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), Swiss Franc (CHF), Danish Krone (DKK), New Zealand Dollar (NZD), Norwegian Krone (NOK) and Swedish Krona (SEK).

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 1.04%. On an NAV basis, the Fund returned 2.45%. During this same year the Index returned 4.26% and the BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index returned 3.75% in U.S. Dollar (USD) terms and 2.36% in local currency terms.

Over that time period, the Fund's daily returns exhibited a (0.77)% correlation with U.S. the Dollar, as measured by the U.S. Dollar Index (USDX), which declined by 1.42%. Looking at the three currencies to which the Fund has the largest exposure (representing 90% of the portfolio), versus the U.S. Dollar the Euro was down 0.64%, the British Pound Sterling was up 0.31% and the Canadian Dollar was up 1.86%.

40

Manager's Analysis (Continued)

PowerShares International Corporate Bond Portfolio (ticker: PICB)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Banks	43.6
Electric	13.6
Telecommunications	12.8
Pharmaceuticals	2.9
Oil & Gas	2.4
Agriculture	2.1
Commercial Services	2.0
Gas	2.0
Sovereign	1.9
Insurance	1.9
Engineering & Construction	1.6
Auto Manufacturers	1.4
Water	1.4
Food	1.3
Diversified Financial Services	1.3
Media	0.8
Transportation	0.7
Savings & Loans	0.6
Aerospace/Defense	0.5
Build Materials	0.5
Distribution/Wholesale	0.4
Mining	0.4
Beverages	0.4
Iron/Steel	0.4
Miscellaneous Manufacturing	0.4
Chemicals	0.2
Holdings Companies-Diversified	0.2
Other assets less liabilities	2.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
E.ON International Finance BV, Series E, MTN, 5.750, 05/07/20	2.3
Barclays Bank PLC, Series E, MTN, 10.000, 05/21/21	2.1
HSBC Holdings PLC, Series E, MTN, 6.500, 05/20/24	2.0
Royal Bank of Scotland PLC (The), Series E, MTN, 6.000, 05/17/17	1.9
France Telecom SA, Series E, MTN, 3.875, 04/09/20	1.8
Centrica PLC, Series E, MTN, 6.375, 03/10/22	1.8
GDF Suez, Series E, MTN, 3.500, 10/18/22	1.7
Telefonica Emisiones SAU, Series G, MTN, 3.661, 09/18/17	1.7
National Australia Bank Ltd., Series DIP, 6.750, 09/16/14	1.6
Enel SpA, Series E, MTN, 6.250, 06/20/19	1.4
Total	18.3

41

Manager's Analysis (Continued)

PowerShares International Corporate Bond Portfolio (ticker: PICB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P International Corporate Bond Index®	4.26%	14.55%	21.13%
BofA Merrill Lynch Global Broad Market Non-Soverign ex-USD Index	3.75%	13.16%	19.15%
Fund
Net Asset Value ("NAV") Return	2.45%	12.69%	18.36%
Share Price Return	1.04%	11.42%	16.48%

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.50% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The BofA Merrill Lynch Global Broad Market Non-Soverign ex-USD Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 8,003 securities.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

†† Average annualized.

42

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Manager's Analysis

PowerShares Preferred Portfolio (ticker: PGX)

The PowerShares Preferred Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (the "Index"). The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Index is designed to reflect the total return of a diversified group of investment-grade preferred securities. (Securities must be investment-grade, based on an average of three leading ratings agencies: Moody's, S&P and Fitch). The Index is rebalanced on a monthly basis.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 4.75%. On an NAV basis, the Fund returned 4.53%. During this same year the Index returned 5.15%, the S&P Preferred Index returned 2.03% and the S&P 500® Index returned 8.07%. Despite the fact that most preferred securities are issued by financial companies, preferreds continued to generate positive returns in the fiscal year ended October 31, 2011 while most financial common stocks were in the red. Preferred securities likely benefited from lower interest rates, yield-driven investor demand, and lower net supply (based on an increasing number of calls in comparison to only a handful of sizeable new preferred issues).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Banks	50.3
Diversified Financial Services	21.7
Insurance	11.4
REITs	5.3
Electric	5.2
Media	2.9
Telecommunications	2.8
Money Market Fund	0.9
Chemicals	0.2
Liabilities less of other assets	(0.7)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Wells Fargo & Co., 8.00	4.9
Citigroup Capital XIII, 7.88	4.8
Barclays Bank PLC, 8.13	4.4
JPMorgan Chase & Co., 8.63	4.1
Citigroup Capital XII, 8.50	4.0
HSBC Holdings PLC, 8.00	3.7
Morgan Stanley Capital Trust VII, 6.60	3.5
HSBC Holdings PLC, 8.13	3.3
Bank of America Corp., 8.20	3.2
General Electric Capital Corp., 6.10	3.0
Total	38.9

44

Manager's Analysis (Continued)

PowerShares Preferred Portfolio (ticker: PGX)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg. Ann.††		Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index	5.15%	13.98%	(0.67)%	(2.48)%
S&P Preferred Index	2.03%	21.05%	3.36%	13.20%
S&P 500® Index	8.07%	11.41%	(0.32)%	(1.19)%
Fund
Net Asset Value ("NAV") Return	4.53%	13.04%	(1.93)%	(7.04)%
Share Price Return	4.75%	11.97%	(2.28)%	(8.28)%

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.50% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Preferred Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 44 and 500 securities, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

45

Manager's Analysis

PowerShares VRDO Tax-Free Weekly Portfolio (ticker: PVI)

The PowerShares VRDO Tax-Free Weekly Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the "Index"). The Fund will invest at least 80% of its total assets in the securities that comprise the Index and generally expect to so invest at least 90% of its total assets. This Index is designed to track the performance of a pool of tax-exempt Variable Rate Demand Obligations (VRDOs) issued by municipalities in the United States. The Index is adjusted monthly and its constituents are capitalization-weighted based on their current amount outstanding.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 0.55%. On an NAV basis, the Fund returned 0.55%. During this same year the Blended Index and Index returned 0.28%, while the Barclays Capital Municipal 1 Year Index returned 1.18%. While the Fund's NAV was stable over the period, never deviating from $25 by more than $0.02, the short-term rates paid by VRDOs experienced a gradual decline, as indicated by the SIFMA Municipal Swap Index.

State Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Alabama	0.2
California	6.3
Colorado	5.3
District of Columbia	3.5
Florida	10.2
Illinois	11.9
Kentucky	1.3
Maryland	0.1
Mississippi	0.5
North Carolina	0.1
New Jersey	7.7
New York	20.2
Oregon	4.0
Pennsylvania	8.0
Rhode Island	0.7
Tennessee	1.9
Texas	15.5
Virginia	0.2
Other assets less liabilities	2.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Houston Higher Education Finance Corp. (Rice University Project) Rev. Ref. Ser. 06B, 0.090, 11/15/29	6.5
Triborough Bridge & Tunnel Auth. New York (GEM) Rev. Ref. Sub-Ser. 05B-2, 1.750, 01/01/32	5.9
Austin Texas Water & Wastewater System Rev. Ref. Ser. 04, 0.320, 05/15/24	5.4
New York State Dormitory Auth. Rev. (Rockefeller University) Ser. 09B, 0.090, 07/01/40	4.7
Colorado Springs Colorado Utilities Rev. (Sub-Lien Improvement) Ser. 06B, 0.340, 11/01/36	4.5
Chicago Illinois Board of Education Ser. 00D, 2.350, 03/01/32	4.3
Orlando & Orange County Florida Expressway Auth. Ref. Ser. 03C3, 1.000, 07/01/25	4.2
New Jersey State Turnpike Auth. Turnpike Rev. Ser. 03C-1, 0.350, 01/01/24	4.1
Oregon State Department of Transportation (Highway User Tax) Rev. Sub-Lien Ser. 06B-1, 1.000, 11/15/26	4.0
Metropolitan Transportation Auth. New York Rev. Ref. Ser. 02D-1, 0.340, 11/01/29	3.8
Total	47.4

46

Manager's Analysis (Continued)

PowerShares VRDO Tax-Free Weekly Portfolio (ticker: PVI)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
	Avg. Ann.††		Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
Bloomberg US Municipal AMT-Free Weekly VRDO Index	0.28%	N/A	N/A	N/A
Blended – Bloomberg US Municipal AMT-Free Weekly VRDO Index*	0.28%	0.54%	1.14%	4.59%
Barclays Capital Municipal 1 Year Index	1.18%	2.45%	2.89%	12.07%
Fund
Net Asset Value ("NAV") Return	0.55%	0.81%	1.45%	5.86%
Share Price Return	0.55%	0.78%	1.44%	5.85%

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.25% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Capital Municipal 1 Year Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 3,515 common stocks.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

†† Average annualized.

* The data known a "Blended" is comprised of the original underlying Index, from Fund inception through the conversion date, August 4, 2010, followed by the Thomson Municipal Market Data VRDO Index, the performance of the Bloomberg US Municipal AMT-Free Weekly VRDO Index, the new underlying Index starting at the conversion date and through October 31, 2011.

47

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2011

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
PLW	PowerShares 1-30 Laddered Treasury Portfolio	10/11/07	1,023	536	86	8	—	—	—
BAB	PowerShares Build America Bond Portfolio	11/17/09	493	154	74	40	3	—	—
PCEF	PowerShares CEF Income Composite Portfolio	02/19/10	430	241	6	11	2	6	33
DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio	09/23/11	27	3	4	4	1	2	6
CVRT	PowerShares Convertible Securities Portfolio	05/26/11	110	31	9	1	—	—	1
PCY	PowerShares Emerging Markets Sovereign Debt Portfolio	10/11/07	1,023	205	79	68	106	88	186
PHB	PowerShares Fundamental High Yield Corporate Bond Portfolio	11/15/07	998	168	91	182	121	62	144
PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio	09/15/11	33	8	3	11	3	2	1
PWZ	PowerShares Insured California Municipal Bond Portfolio	10/11/07	1,023	357	94	58	29	11	20
PZA	PowerShares Insured National Municipal Bond Portfolio	10/11/07	1,023	473	112	62	28	14	7
PZT	PowerShares Insured New York Municipal Bond Portfolio	10/11/07	1,023	296	72	58	23	14	22
PICB	PowerShares International Corporate Bond Portfolio	06/03/10	358	60	83	111	35	1	1
PGX	PowerShares Preferred Portfolio	01/31/08	946	336	138	94	63	49	97
PVI	PowerShares VRDO Tax-Free Weekly Portfolio	11/15/07	998	511	3	—	—	—	—

48

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PLW	351	34	7	1	—	—
BAB	149	45	19	2	1	6
PCEF	111	6	10	1	1	2
DSUM	5	—	—	1	1	—
CVRT	29	18	16	4	—	1
PCY	178	44	21	9	4	35
PHB	117	44	45	5	5	14
PFIG	4	1	—	—	—	—
PWZ	350	69	28	4	3	—
PZA	248	54	19	5	—	1
PZT	437	67	30	2	1	1
PICB	37	15	13	2	—	—
PGX	143	12	6	4	2	2
PVI	479	5	—	—	—	—

49

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month (or shorter) period ended October 31, 2011.

In addition to the fees and expenses which the PowerShares CEF Income Composite Portfolio and the PowerShares Build America Bond Portfolio (the "Portfolios") bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invests in. The effect of the estimated investment companies expenses that you bear indirectly are included in the Portfolios' total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares 1-30 Laddered Treasury Portfolio (PLW)
Actual	$1,000.00	$1,145.63	0.25%	$1.35
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28
PowerShares Build America
Bond Portfolio (BAB) Actual	$1,000.00	$1,118.15	0.28%	$1.49
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	0.28%	$1.43

50

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares CEF Income Composite Portfolio (PCEF) Actual	$1,000.00	$950.02	0.50%	$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)(2) Actual	$1,000.00	$986.19	0.45%	$0.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
PowerShares Convertible Securities Portfolio (CVRT)(3) Actual	$1,000.00	$913.10	0.35%	$1.45
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	0.35%	$1.79
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) Actual	$1,000.00	$1,053.94	0.50%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
PowerShares Fundamental High Yield Corporate Bond Portfolio (PHB) Actual	$1,000.00	$1,006.14	0.50%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)(4) Actual	$1,000.00	$1,004.04	0.22%	$0.28
Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	0.22%	$1.12
PowerShares Insured California Municipal Bond Portfolio (PWZ) Actual	$1,000.00	$1,081.97	0.28%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	0.28%	$1.43
PowerShares Insured National Municipal Bond Portfolio (PZA) Actual	$1,000.00	$1,075.99	0.28%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	0.28%	$1.43
PowerShares Insured New York Municipal Bond Portfolio (PZT) Actual	$1,000.00	$1,076.26	0.28%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	0.28%	$1.43
PowerShares International Corporate Bond Portfolio (PICB) Actual	$1,000.00	$978.37	0.50%	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
PowerShares Preferred Portfolio (PGX) Actual	$1,000.00	$1,001.04	0.50%	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
Actual	$1,000.00	$1,003.15	0.25%	$1.26
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28

51

Fees and Expenses (Continued)

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent half year may differ from expense ratios based on the one year data in the Financial Highlights.

(2)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period September 23, 2011 (Fund Inception) to October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 39/365. Hypothetical expenses are calculated by multiplying the fund's annualized expense ratio by the average account value for the period; then multiplying the result by 184/365.

(3)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period May 26, 2011 (Fund Inception) to October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 159/365. Hypothetical expenses are calculated by multiplying the fund's annualized expense ratio by the average account value for the period; then multiplying the result by 184/365.

(4)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period September 15, 2011 (Fund Inception) to October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 47/365. Hypothetical expenses are calculated by multiplying the fund's annualized expense ratio by the average account value for the period; then multiplying the result by 184/365.

52

Schedule of Investments

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

October 31, 2011

Principal Amount		Value
	Long-Term Investments—96.2%
	United States Government Obligations—96.2%
	United States Treasury Notes—18.0%
$7,156,000	3.875%, 02/25/13	$7,495,631
7,011,000	4.000%, 02/15/14	7,599,819
6,969,000	4.000%, 02/15/15	7,762,267
6,832,000	4.500%, 02/15/16	7,898,434
6,792,000	4.625%, 02/15/17	8,027,295
7,284,000	3.500%, 02/15/18	8,207,021
		46,990,467
	United States Treasury Bonds—78.2%
5,336,000	8.875%, 02/15/19	8,016,508
5,355,000	8.500%, 02/15/20	8,123,701
5,495,000	7.875%, 02/15/21	8,224,471
5,335,000	8.000%, 11/15/21	8,161,718
5,698,000	7.125%, 02/15/23	8,403,661
6,092,000	6.250%, 08/15/23	8,482,160
5,408,000	7.625%, 02/15/25	8,496,476
6,203,000	6.000%, 02/15/26	8,644,463
5,838,000	6.625%, 02/15/27	8,672,168
6,044,000	6.125%, 11/15/27	8,649,532
6,713,000	5.250%, 02/15/29	8,883,185
5,920,000	6.250%, 05/15/30	8,770,853
19,849,000	5.375%, 02/15/31	27,000,853
22,523,000	4.500%, 02/15/36	27,932,034
7,238,000	4.750%, 02/15/37	9,314,401
7,706,000	4.375%, 02/15/38	9,412,155
9,043,000	3.500%, 02/15/39	9,565,803
7,438,000	4.625%, 02/15/40	9,468,343
7,294,000	4.750%, 02/15/41	9,483,338
		203,705,823
	Total Long-Term Investments (Cost $228,196,339)	250,696,290
	Short-Term Investments—3.1%
	United States Government Obligations—2.8%
	United States Treasury Notes—2.8%
7,302,000	4.625%, 02/29/12	7,412,961
Number of Shares
	Money Market Fund—0.3%
658,582	Goldman Sachs Financial Square Prime Obligations Institutional Share Class	658,582
	Total Short-Term Investments (Cost $8,056,451)	8,071,543
	Total Investments (Cost $236,252,790)—99.3%	258,767,833
	Other assets less liabilities—0.7%	1,877,978
	Net Assets—100.0%	$260,645,811

See Notes to Financial Statements.

53

Schedule of Investments

PowerShares Build America Bond Portfolio (BAB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.9%
	Ad Valorem Property Tax—24.8%
$3,000,000	Anchorage Alaska Ser. 10A-2	5.910%	04/01/30	$3,234,540
1,000,000	Beaumont California University School District Ser. 09 AGM	7.471	08/01/34	1,089,920
1,500,000	Bexar County Texas Ser. 10	5.755	06/15/40	1,627,215
8,575,000	California State Ser. 09	7.300	10/01/39	10,113,955
3,135,000	California State Ser. 09	7.350	11/01/39	3,719,427
4,500,000	California State Ser. 10	7.950	03/01/36	5,074,290
4,500,000	California State Ser. 10	7.625	03/01/40	5,515,290
1,010,000	Carson City Nevada (Water Improvement) Ser. 10A	6.662	11/01/39	1,056,036
2,000,000	Channelview Texas Independent School District Ser. 10	5.926	08/15/35	2,142,380
2,000,000	Chicago Illinois (Recovery Zone Economic Development) Ser. 10D	6.257	01/01/40	2,022,420
2,000,000	Chicago Illinois (Taxable Project) Ser. 10B	7.517	01/01/40	2,347,780
1,500,000	Chicago Illinois Ser. 10C	6.207	01/01/36	1,512,090
6,000,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10	7.000	07/01/38	6,727,080
1,500,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.554	07/01/30	1,771,125
1,620,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.754	07/01/38	1,947,775
4,955,000	Commonwealth of Pennsylvania First Ser. 10B	4.650	02/15/26	5,512,933
1,500,000	Contra Costa California Community College District Ser. 10	6.504	08/01/34	1,736,955
1,600,000	Cook County Illinois Community Consolidated (School District No. 65) Ser. 09	4.400	12/01/20	1,684,448
1,500,000	Cook County Illinois Ser. 10D	6.229	11/15/34	1,633,530
1,000,000	Corona-Norco California University School District Ser. 09 AGM	7.343	08/01/35	1,093,740
2,000,000	Corpus Christi Texas Independent School District (School Building) Ser. 10B	6.124	08/15/32	2,251,900
200,000	Delaware State Ser. 09D	5.200	10/01/26	219,686
500,000	Denver Colorado City & County School District No. 1 Ser. 09C	5.664	12/01/33	579,370
1,000,000	Dickinson County Kansas University (School District No. 487) Ser. 10	7.270	09/01/35	1,102,510
1,000,000	Dickinson County Kansas University (School District No. 487) Ser. 10	7.370	09/01/41	1,104,260
1,000,000	Douglas County Nevada School District Ser. 10A	6.110	04/01/30	1,077,540
200,000	Edgewood Ohio City School District Ser. 09	7.500	12/01/37	227,752
605,000	Hallettsville Texas Independent School Ser. 10	6.265	08/15/30	653,454
1,000,000	Hallettsville Texas Independent School Ser. 10	6.465	08/15/35	1,091,140
1,000,000	Hawaii State Ser. 10DX	5.530	02/01/30	1,127,180
2,000,000	Hayward California Unified School District Ser. 10 AGM	7.350	08/01/43	2,069,980
1,000,000	Hillsborough County Florida Ser. 09B	6.350	07/01/39	1,081,000
3,000,000	Illinois State Ser. 10	6.630	02/01/35	3,115,680
200,000	Itasca Illinois Ser. 09A	6.100	02/01/34	211,240
320,000	Itasca Illinois Ser. 09A	6.200	02/01/39	338,566
1,250,000	Katy Texas Independent School District Ser. 10	5.999	02/15/30	1,360,250
2,000,000	Kiski Pennsylvania Area School District Ser. 10 AGM	6.526	09/01/31	2,247,400
1,000,000	Lancaster Texas Ser. 10	6.528	02/15/40	1,065,500
1,000,000	Las Vegas Valley Water District Nevada Ser. 09C	7.263	06/01/34	1,125,790
1,000,000	Las Virgenes California University School District (Election of 2006) Ser. 09B-1	7.262	08/01/34	1,106,470
500,000	Lewisville Texas Independent School District Ser. 10B	6.024	08/12/28	539,965
3,550,000	Lexington-Fayette Urban County Kentucky Government Ser. 10	5.100	09/01/24	3,916,609
3,000,000	Los Angeles California Community College District Ser. 10	6.600	08/01/42	3,767,550
500,000	Los Angeles California Unified School District Qualified School Construction Bonds (Election of 2005) Ser. 10J-1	5.981	05/01/27	553,030
9,375,000	Los Angeles California Unified School District Ser. 10	6.758	07/01/34	11,472,937
2,200,000	Los Angeles California University School District Ser. 09KRY	5.750	07/01/34	2,410,540
200,000	Louisville & Jefferson County Kentucky Metro Government (Recovery Zone Economic Development) Ser. 09E	5.450	11/15/27	224,710
500,000	Lubbock Texas Ser. 10B	6.032	02/15/30	541,595
4,300,000	Massachusetts State Ser. 10	4.480	05/01/24	4,646,537

See Notes to Financial Statements.

54

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$1,000,000	Montgomery County Pennsylvania Ser. 10	6.030%	09/01/39	$1,078,560
3,000,000	Napa Valley California University School District Ser. 10B	6.507	08/01/43	3,402,870
1,000,000	New Orleans Louisiana Ser. 10A	8.800	12/01/39	1,101,760
1,000,000	New York City New York Ser. 10	5.817	10/01/31	1,078,250
9,000,000	New York City New York Ser. 10	5.968	03/01/36	10,464,390
1,000,000	New York City Ser. 09D-1	6.385	12/01/29	1,112,130
960,000	North Las Vegas Nevada Ser. 10	5.372	06/01/19	1,047,302
1,000,000	NYE County Nevada Ser. 10B AGM	6.300	08/01/35	1,061,260
1,000,000	NYE County Nevada Ser. 10B AGM	6.400	08/01/40	1,063,850
1,450,000	Peoria County Illinois Community Unit School District No. 323 Ser. 10	6.020	04/01/28	1,486,410
1,000,000	Philadelphia Pennsylvania School District Ser. 10	6.615	06/01/30	1,057,600
500,000	Pima County Arizona Unified School District No. 20 Vail Ser. 10 AGM	5.700	07/01/24	550,140
1,000,000	Quaker Valley Pennsylvania School District Ser. 10 AGM	5.959	10/01/30	1,063,060
2,000,000	Round Rock Texas Independent School District Ser. 10	5.774	08/01/30	2,287,940
1,000,000	Round Rock Texas Independent School District Ser. 10B	6.054	08/01/35	1,091,710
2,000,000	San Antonio Texas Independent School District Ser. 10	6.397	08/15/40	2,275,700
1,500,000	San Francisco California City & County Ser. 10	6.260	06/15/30	1,723,200
3,850,000	San Francisco California City & County Ser. 10D	6.260	06/15/30	4,422,880
1,000,000	San Mateo California Union High School District Ser. 10B	6.733	09/01/34	1,091,060
1,000,000	Santa Monica California Community College (District 2008 Election) Ser. 10A-1	6.663	08/01/30	1,103,870
1,000,000	Santa Monica California Community College (District 2008 Election) Ser. 10A-1	6.763	08/01/34	1,078,720
1,000,000	Santa Monica-Malibu Unified School District California Ser. 10C-1	5.796	07/01/25	1,077,170
3,500,000	Santa Monica-Malibu Unified School District California Ser. 10C-1	6.434	07/01/30	3,820,740
1,000,000	Snohomish County Washington Public Hospital District No. 3 (Cascade Valley Hospital) Ser. 10B	6.329	12/01/35	1,024,120
200,000	Southwestern Community College District California Ser. 09B	7.130	08/01/31	222,040
1,000,000	Tustin Unified School District School Facilities Improvement District No. 2008-1 (2008 Election) Sub-Ser. 10A-1	6.539	08/01/30	1,101,140
1,500,000	Westlake Ohio City School District Ser. 10	5.728	12/01/35	1,573,260
1,500,000	Westlake Ohio City School District Ser. 10	6.028	12/01/43	1,571,205
675,000	Wilson County Tennessee Tenth Special School District Ser. 10	6.130	04/01/35	721,082
				164,546,489
	College Revenue—7.1%
500,000	Adams State College Colorado (Auxiliary Facilities) Rev. Ser. 09C	6.470	05/15/38	525,485
2,000,000	Bowling Green State University Ohio General Receipts Ser. 10	6.730	06/01/39	2,177,720
1,000,000	California Infrastructure & Economic Development Bank Rev. (California Infrastructure Economic Development) Ser. 10	6.486	05/15/49	1,144,690
1,000,000	Colorado State Board Governors University Enterprise System Rev. Ser. 10	5.957	03/01/33	1,121,050
1,145,000	Elizabeth City North Carolina University Rev. Ser. 10 AGM	8.097	04/01/32	1,324,628
1,300,000	Fau Finance Corp. Florida Capital Improvement Rev. Ser. 10	7.439	07/01/30	1,438,658
535,000	Florida State International University (Parking Facility) Rev. Ser. 09B	6.500	07/01/29	571,476
2,000,000	Indiana University Rev. Ser. 10	5.536	06/01/30	2,083,860
1,500,000	Indiana University Rev. Ser. 10	5.636	06/01/35	1,558,395
1,215,000	Mesa State College Colorado (Auxiliary Facilities Enterprise) Rev. Ser. 09B	5.800	05/15/40	1,294,923
5,000,000	Mesa State College Colorodo (Auxilary Facilities Enterprise) Rev. Ser. 10B	6.746	05/15/42	5,712,800
1,000,000	Michigan State University Rev. General Ser. 10A	6.173	02/15/50	1,152,490
3,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10	6.190	07/01/40	3,117,810
1,000,000	New Mexico State University Regents Improvement Rev. Ser. 10B	6.124	04/01/30	1,086,370
1,000,000	North Carolina State University at Raleigh Rev. Ser. 10B	5.927	10/01/30	1,083,150
3,000,000	Northern Arizona University Rev. (Arizona Board of Regents) Ser. 10A	6.593	08/01/30	3,182,130

See Notes to Financial Statements.

55

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$500,000	Northern Arizona University System Rev. Ser. 09A	6.687%	06/01/39	$534,135
250,000	Oakland University Michigan Rev. Ser. 09B	7.150	03/01/39	277,765
1,000,000	Pennsylvania State Higher Educational Facilties Auth. Rev. (Temple University) Ser. 10	6.141	04/01/30	1,084,790
1,000,000	University of California Rev. Ser. 10	5.946	05/15/45	1,087,870
500,000	University of Colorado Enterprise System Rev. Sub-Ser. 09B-2	6.114	06/01/29	539,985
3,000,000	University of Hawaii Rev. Ser. 10	5.834	10/01/30	3,193,530
5,000,000	University of Hawaii Rev. Ser. 10	6.034	10/01/40	5,316,100
1,000,000	University of Idaho University Rev. General Ser. 10C	6.520	04/01/41	1,072,060
250,000	University of Michigan University Rev. Ser. 10A	5.513	04/01/30	288,090
500,000	University of North Carolina University Ser. 09B	5.757	12/01/39	543,210
2,000,000	University of Washington University Rev. Ref. Ser. 10B	4.897	10/01/33	2,092,860
500,000	Utah State Board of Regents Auxiliary & Campus Facilities System Rev. Ser. 10	6.186	04/01/30	563,675
1,435,000	Washington State Biomedical Research Facilities No. 3 Ser. 10B	6.416	07/01/30	1,722,961
250,000	Wayne State University Ser. 09B	6.536	11/15/39	262,985
				47,155,651
	Electric Power Revenue—8.5%
1,000,000	American Municipal Power, Inc. Ohio (Combined Hydroelectric Projects) Ser. 10	7.834	02/15/41	1,300,070
4,090,000	American Municipal Power, Inc. Ohio (Meldahl Hydroelectric-Remarketed) Ser. 10E	6.270	02/15/50	4,442,844
2,000,000	American Municipal Power, Inc. Ohio Ser. 10	7.499	02/15/50	2,531,700
200,000	Anchorage Alaska Electric Utilities Rev. Ser. 09B	6.558	12/01/39	214,044
750,000	Benton County Washington Public Utility District No. 1 Electric Rev. Ser. 10	6.546	11/01/30	844,815
6,500,000	Cowlitz County Washington Public Utility District No. 1 Electric Ser. 10	6.884	09/01/32	7,746,050
2,000,000	Douglas County Washington Public Utility District No. 1 Wells Hydroelectric Ser. 10B	5.245	09/01/30	2,107,880
2,500,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.730	01/01/30	2,748,150
2,750,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.830	01/01/40	3,009,710
2,000,000	Grays Harbor County Washington Public Utility District No. 1 Electric Rev. Ser. 10A	6.707	07/01/40	2,344,320
500,000	JEA Florida Electric Systems Rev Ser. 09F	6.406	10/01/34	574,885
4,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	5.716	07/01/39	4,483,960
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.166	07/01/40	2,133,180
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 10	7.000	07/01/41	1,688,310
500,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.790	01/01/29	531,630
1,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 10	7.597	01/01/32	1,193,060
5,000,000	Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project J) Ser. 10	6.637	04/01/57	5,071,150
500,000	Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10	7.055	04/01/57	499,020
250,000	Northern Illinois Municipal Power Agency Power Project Rev. Ser. 10	7.620	01/01/30	292,495
1,000,000	Nothern California Power Agency Rev. (Lodi Energy Center) Ser. 10B	7.311	06/01/40	1,141,550
1,000,000	Oklahoma State Municipal Power Auth. (Power Supply System) Rev. Ser. 10	6.440	01/01/45	1,126,400
1,000,000	Sacramento County California Municipal Utility District Electric Rev. Ser. 10	6.156	05/15/36	1,111,000
1,900,000	Southern California Public Power Auth. (Power Project) Rev. Ser. 10	5.843	07/01/30	2,121,046
2,000,000	Southern California Public Power Auth. Rev. Ser. 10	5.921	07/01/35	2,126,860
2,570,000	Tacoma Washington Electric System Rev. Ser. 10 AGM	5.791	01/01/32	2,825,253
2,000,000	Tacoma Washington Electric System Rev. Ser. 10	5.966	01/01/35	2,267,660
				56,477,042

See Notes to Financial Statements.

56

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
	Fuel Sales Tax Revenue—2.8%
$5,000,000	Cape Coral Florida Gas Tax Rev. Ser. 10B	7.147%	10/01/30	$5,637,500
1,000,000	Oregon State Department of Transportation Highway User Tax Rev. (Sub-Lien) Ser. 10A	5.834	11/15/34	1,199,490
2,000,000	Washington State Ser. 10	5.090	08/01/33	2,199,480
1,400,000	Washoe County Nevada Highway Rev. Ser. 10	7.063	02/01/30	1,554,098
5,000,000	Washoe County Nevada Highway Rev. Ser. 10	7.213	02/01/39	5,582,100
2,000,000	Washoe County Nevada Highway Rev. Ser. 10	7.969	02/01/40	2,626,040
				18,798,708
	General Fund—2.6%
7,890,000	California State Various Purpose Ser. 09	7.550	04/01/39	9,622,802
5,000,000	California State Various Purpose Ser. 10	5.700	11/01/21	5,440,900
2,000,000	Kauai County Hawaii Ser. 10	5.763	08/01/33	2,323,440
				17,387,142
	Highway Tolls Revenue—3.7%
4,000,000	California State Highway Safety Air Quality Remarketed Ser. 09B	6.509	04/01/39	4,081,320
595,000	Idaho Housing & Financing Association Ser. 10A-2	6.348	07/15/28	688,201
200,000	Illinois State Toll Highway Auth. Toll Highway Rev Ser. 09A	5.293	01/01/24	208,982
1,000,000	Missouri State Highway & Transportation Commission State Road Rev. Ser. 10	5.020	05/01/25	1,135,810
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.259	11/01/29	273,113
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.009	11/01/39	288,622
500,000	New Jersey State Turnpike Auth. Rev. Ser. 10A	7.102	01/01/41	656,800
5,000,000	North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2	8.410	02/01/30	5,561,150
5,000,000	North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2	8.910	02/01/30	5,579,700
2,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.028	04/01/26	2,262,460
2,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.178	04/01/30	2,265,740
1,200,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.500	11/15/39	1,362,960
				24,364,858
	Hospital Revenue—1.6%
1,000,000	Cuyahoga County Ohio Hospital Rev. Ser. 10	8.223	02/15/40	1,167,310
2,000,000	King County Washington Public Hospital District No. 1 Hospital Facilities Rev. Ser. 10	7.900	06/15/30	2,176,800
2,500,000	Lee Memorial Health System Florida Hospital Rev. Ser. 10A	7.281	04/01/27	2,886,375
1,000,000	Medical Center Educational Building Corp. Mississippi Rev. Ser. 10	6.692	06/01/32	1,079,170
1,000,000	New Liberty Missouri Hospital District Hospital Rev. Ser. 10B	7.000	12/01/35	1,054,390
1,000,000	Oak Valley California Hospital District (Health Facility) Rev. Ser. 10B	9.000	11/01/39	1,039,260
500,000	Tangipahoa Parish Louisiana Hospital Service District No. 1 (North Oaks Health System) Ser. 09A AGC	7.200	02/01/42	533,155
500,000	University California Regents Medical Center Pooled Rev. Ser. 09F	6.458	05/15/29	562,825
				10,499,285
	Hotel Occupancy Tax—1.7%
2,780,000	Dallas Texas Convention Center Hotel Development Corp. Ser. 09	7.088	01/01/42	3,029,311
2,000,000	Metropolitan Government of Nashville & Davidson County Convention Center Auth. Ser. 10A-2	7.431	07/01/43	2,410,800
4,775,000	Metropolitan Government of Nashville & Davidson County Convention Center Auth. Ser. 10B	6.731	07/01/43	5,507,819
				10,947,930

See Notes to Financial Statements.

57

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
	Income Tax Revenue—1.5%
$1,500,000	District of Columbia Income Tax Rev. Ser. 10	5.582%	12/01/35	$1,779,870
200,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 09F	5.292	03/15/25	230,584
1,300,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.389	03/15/40	1,430,234
1,400,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10C	4.904	02/15/23	1,569,372
2,500,000	New York State Urban Development Corp. Rev. State Personal Income Tax Ser. 09	5.770	03/15/39	2,839,575
2,000,000	New York State Urban Development Corp. Rev. State Personal Income Tax Ser. 10C	5.838	03/15/40	2,309,360
				10,158,995
	Lease Revenue—7.9%
300,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.674	06/01/30	315,438
1,000,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.774	06/01/40	1,065,030
2,000,000	Brighton Colorado COP Ser. 10B AGM	6.550	12/01/30	2,094,540
2,000,000	California State Public Works Board Lease Rev. (California State University Projects) Ser. 10B-2	7.804	03/01/35	2,199,420
2,500,000	California State Public Works Board Lease Rev. (University of California Projects) Ser. 10C-2	7.004	03/01/35	2,675,875
500,000	California State Public Works Board Ser. 09-G-2	8.361	10/01/34	588,735
4,000,000	California State Public Works Board Ser. 10A-2	8.000	03/01/35	4,225,400
1,000,000	Camden County New Jersey Improvement Auth. Lease Rev. Ser. 10	7.747	07/01/34	1,092,540
5,000,000	Colorado State Building Excellent Schools Today COP Ser. 10B	6.242	03/15/30	5,480,850
3,000,000	Colorado State Building Excellent Schools Today COP Ser. 10E	7.017	03/15/31	3,477,150
1,000,000	Columbus Indiana Multi-High School Building Corp. Ser. 10	6.446	01/15/30	1,079,460
2,000,000	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board (Gillette Electric) Ser. 10B	6.279	06/01/25	2,246,260
2,000,000	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board (Gillette Electric) Ser. 10B	6.854	06/01/35	2,236,740
280,000	Escondido California Union High School District COP (Qualified School Construction Bonds) Ser. 10 AGM	5.000	06/01/17	290,536
1,000,000	Franklin County Ohio Convention Facilities Auth Ser. 10	6.390	12/01/30	1,069,210
500,000	Las Vegas Nevada COP (City Hall Project) Ser. 09B	7.750	09/01/29	584,940
500,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Recovery Zone Economic Development) Ser. 09D	7.757	09/01/39	532,655
2,000,000	Miami-Dade County Florida School Board COP Ser. 10	6.935	06/15/32	2,110,460
1,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10B	7.225	07/01/30	1,101,310
2,000,000	New York City Educational Construction Fund Rev. Ser. 10	6.000	04/01/35	2,236,140
1,000,000	Passaic County New Jersey Ser. 10	6.540	08/01/31	1,054,990
500,000	Peoria Illinois Public Building Commission (School District Facilities) Rev. Ser. 09C AGC	6.580	12/01/29	534,810
1,000,000	Prescott Arizona Municipal Property Corp. Rev. Ser. 10	6.245	07/01/29	1,082,920
3,000,000	Regional Transportation District Colorado COP Ser. 10	7.672	06/01/40	3,583,950
500,000	Salt Lake County Utah Municipal Building Auth. (Lease Rev.) Ser. 09B	5.820	12/01/29	560,425
3,000,000	San Francisco California City and County COP Ser. 09D	6.487	11/01/41	3,180,420
1,000,000	St. Charles Missouri COP Ser. 10B	5.650	02/01/30	1,036,180
2,000,000	USF Financing Corp. Florida COP Ser. 10	8.548	07/01/40	2,353,400
2,250,000	Williamsburg County South Carolina Public Facilities Corp. (Installment Purchase Rev.) Ser. 10	6.526	12/01/30	2,363,895
				52,453,679

See Notes to Financial Statements.

58

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
	Miscellaneous Revenue—6.7%
$500,000	Battery Park City Auth. Rev. Ser. 09A	6.375%	11/01/39	$544,505
500,000	Camden County New Jersey Improvement Auth. Rev. Ser. 09A	6.180	01/15/27	556,590
2,000,000	Commonwealth Financing Auth. Pennsylvania Rev. Ser. 10	5.587	06/01/30	2,147,920
1,500,000	Illinois State Ser. 10	7.350	07/01/35	1,670,310
1,000,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10	5.854	01/15/30	1,128,190
3,500,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10B-2	5.966	01/15/30	4,171,475
500,000	Kansas State Development Finance Auth. Rev. (Kansas State Projects) Ser. 10E-2	6.120	11/01/29	566,490
2,000,000	Kansas State Development Finance Auth. Rev. Ser. 10	5.945	03/01/30	2,442,260
7,000,000	Miami-Dade County Florida Special Obligation Ser. 10B	6.743	04/01/40	7,429,240
5,000,000	Mississippi Development Bank Special Obligation Ser. 10	6.413	01/01/40	5,855,800
3,000,000	New Jersey Economic Development Auth. Rev. Ser. 10CC-1	6.425	12/15/35	3,355,590
6,220,000	New Jersey State Turnpike Auth. Rev. Ser. 09F	7.414	01/01/40	8,443,712
3,000,000	Ohio State Water Development Auth. Water Pollution Control Loan Fund Rev. (Water Quality) Ser. 10B-2	4.879	12/01/34	3,233,490
1,000,000	Port St. Lucie Florida Stormwater Utility Rev. Ser. 10A AGC	7.376	05/01/39	1,085,680
2,000,000	St. Cloud Florida Capital Improvement Rev. Ser. 10B AGM	5.849	09/01/30	2,059,400
				44,690,652
	Multiple Utility Revenue—0.3%
1,500,000	Colorado Springs Colorodo Utilities Rev. Ser. 10	6.615	11/15/40	1,952,415
	Port, Airport & Marina Revenue—7.0%
1,000,000	Alaska State International Airports Rev. Ser. 10D	6.284	10/01/35	1,046,700
5,000,000	Chicago Illinois O'Hare International Airport Ser. 10	6.845	01/01/38	5,419,850
15,000,000	Chicago Illinois O'Hare International Airport Ser. 10	6.395	01/01/40	17,593,950
5,000,000	Clark County Nevada Airport System Rev. Ser. 09B	6.881	07/01/42	5,433,000
2,000,000	Clark County Nevada Airport System Rev. Ser. 10C	6.820	07/01/45	2,407,980
1,500,000	Denver Colorado City & County Airport Rev. Ser. 09	6.414	11/15/39	1,690,110
250,000	Long Beach California Senior Airport Rev. Ser. 09C	7.765	06/01/39	269,145
5,000,000	Port Authority of New York & New Jersey Consolidated One Hundred Sixty-Eigth Ser. 11	4.926	10/01/51	5,022,100
1,910,000	San Diego County California Regional Airport Auth. Airport Rev. Subordinate Ser. 10C	6.628	07/01/40	2,005,271
5,000,000	South Jersey Port Corp. New Jersey Rev. (Marine Terminal) Ser. 09-P-3	7.365	01/01/40	5,804,350
				46,692,456
	Resource Recovery Revenue—0.6%
3,905,000	Delaware State Solid Waste Auth. Solid Waste System Rev. Ser. 10B	4.970	06/01/19	4,235,363
	Sales Tax Revenue—2.5%
5,000,000	Dallas Texas Area Rapid Transit Sales Tax Rev. Ser. 09	5.999	12/01/44	6,195,550
200,000	Glendale Arizona Municipal Property Corp. (Excise Tax) Rev. Ser. 08B AGM	6.157	07/01/33	219,770
2,000,000	Massachusetts Bay Transportation Auth. Sales Tax Rev. Ser. 10	5.769	07/01/31	2,364,200
250,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ser. 09B	5.715	08/15/39	300,550
2,500,000	Miami-Dade County Florida Transit Sales Surtax Rev. Ser. 10B	5.534	07/01/32	2,659,450
1,025,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. Ser. 10	5.876	04/01/32	1,173,164
3,000,000	Washoe County Nevada Sales Tax Rev. Ser. 10	7.451	02/01/40	3,654,690
				16,567,374
	Sewer Revenue—4.5%
500,000	Eagle River Colorado Water & Sanitation District Ser. 09B	6.790	12/01/39	529,225
1,500,000	East Baton Rouge Louisiana Sewerage Commission Rev. Ser. 10	6.087	02/01/45	1,553,565

See Notes to Financial Statements.

59

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$3,000,000	East Bay California Municipal Utility District Wastewater System Rev. Ser. 10	5.026%	06/01/32	$3,132,030
500,000	Hollywood Florida Water & Sewer Improvement Rev. Ser. 10B	7.198	10/01/39	544,475
1,030,000	Jurupa California Community Services District COP Ser. 10B	6.347	09/01/25	1,148,625
1,070,000	Jurupa California Community Services District COP Ser. 10B	6.497	09/01/26	1,203,825
1,125,000	Jurupa California Community Services District COP Ser. 10B	6.597	09/01/27	1,272,116
1,170,000	Jurupa California Community Services District COP Ser. 10B	6.697	09/01/28	1,330,665
500,000	Knoxville Tennessee Waste Water System Rev. Ser. 10	6.300	04/01/45	547,395
200,000	Memphis Tennessee Sanitary Sewage System Rev. Ser. 09B AGC	6.300	10/01/29	214,780
500,000	Metropolitan St. Louis Missouri Wastewater System Rev. Ser. 10B	5.856	05/01/39	579,300
1,000,000	Millbrae California Wastewater Rev. COP Ser. 09A	7.423	12/01/39	1,062,380
2,000,000	Sacramento County California Sanitation Districts Financing Auth. Rev. Ser. 10A	6.325	08/01/40	2,239,300
5,000,000	San Francisco California City & County Public Utilities Commission Ser. 10	5.750	10/01/35	5,503,800
200,000	Sarasota Florida Water & Sewer System Rev. Ser. 10B	5.425	10/01/30	205,174
3,000,000	Timpanogos Special Service District Utah Sewer Rev. Ser. 10 AGM	6.500	06/01/30	3,306,240
5,000,000	Timpanogos Special Service District Utah Sewer Rev. Ser. 10 AGM	6.680	06/01/35	5,502,950
				29,875,845
	Special Assessment—0.2%
1,500,000	Macomb Interceptor Drainage District Michigan Ser. 10A	5.375	05/01/35	1,556,400
	Tax Increment Revenue—1.9%
8,960,000	Orlando Florida Community Redevelopment Agency Tax Increment Rev. (Orlando Community Redevelopement) Ser. 10B	7.784	09/01/40	10,029,017
500,000	Pensacola Florida Redevelopment Rev. Ser. 09B	7.263	04/01/33	549,160
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopement No. 1) Ser. 10B	7.930	08/01/30	1,075,450
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopement No. 1) Ser. 10B	8.180	08/01/39	1,071,310
				12,724,937
	Transit Revenue—3.3%
1,200,000	Maryland State Transportation Auth. (Transportation Facilities Projects) Rev. Ser. 10B	5.604	07/01/30	1,368,108
2,500,000	Metropolitan Transportation Auth. New York Dedicated Tax Fund (Metro Transit Auth.) Ser. 10A-2	6.089	11/15/40	2,878,325
1,700,000	Metropolitan Transportation Auth. New York Rev. Ser. 09	5.871	11/15/39	1,789,267
1,000,000	Metropolitan Transportation Auth. New York Rev. Ser. 10	6.648	11/15/39	1,185,250
500,000	Metropolitan Transportation Auth. New York Rev. Ser. 10A	6.668	11/15/39	608,020
1,000,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	7.134	11/15/30	1,136,430
1,000,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	6.814	11/15/40	1,235,130
4,000,000	New Jersey State Transportation Trust Fund Auth System Ser. 10B	6.561	12/15/40	4,902,240
6,000,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	5.754	12/15/28	6,422,040
				21,524,810
	Water Revenue—8.7%
500,000	Arapahoe County Colorado Water & Wastewater Auth. Rev. Ser. 09A	6.680	12/01/39	534,005
1,500,000	Beaumont Texas Waterworks & Sewer System Ser. 10B	6.007	09/01/30	1,582,530
200,000	Davie Florida Water & Sewer Rev. Ser. 10B AGM	6.599	10/01/30	216,186
2,500,000	East Bay California Municipal Utility District Water System Rev. Ser. 10	5.874	06/01/40	2,960,825
9,000,000	Florida Governmental Utility Auth. Rev. Ser. 10B	6.548	10/01/40	9,630,630
2,000,000	Fresno California Water System Rev. Ser. 10A-2	6.500	06/01/30	2,253,880
1,250,000	JEA Florida Water & Sewer System Rev. Ser. 10A	6.210	10/01/33	1,502,550
2,000,000	Jurupa California Community Services District COP (Water Bonds) Ser. 10B	7.192	09/01/40	2,300,480
125,000	Kalamazoo Michigan Water Supply System Rev. Ser. 09	6.710	09/01/34	132,466
350,000	Lake City Florida Utility Rev. Ser. 10 AGM	6.175	07/01/35	370,272

See Notes to Financial Statements.

60

Schedule of Investments (Continued)

PowerShares Build America Bond Portfolio (BAB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	7.003%	07/01/41	$2,290,740
500,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	5.381	07/01/24	551,805
1,000,000	Metropolitan Water District of Southern California Ser. 10	6.947	07/01/40	1,154,430
1,000,000	Moulton-Niguel California Water District COP Ser. 09	6.790	09/01/29	1,114,000
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.790	06/15/41	1,076,440
2,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.724	06/15/42	2,359,760
1,100,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	6.124	06/15/42	1,179,266
2,640,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.440	06/15/43	2,997,852
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10DD	6.452	06/15/41	1,113,160
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking) Ser. 10	5.707	06/15/30	1,145,800
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.570	12/15/29	572,125
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.820	12/15/39	593,435
3,000,000	Polk County Florida Utility System Rev. Ser. 10B	5.935	10/01/40	3,150,750
500,000	Riverside California Water Rev. Ser. 09B	6.349	10/01/39	588,585
500,000	San Diego County California Water Auth. (Financing Agency Water) Rev. Ser. 10B	6.138	05/01/49	603,650
3,000,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	5.700	11/01/27	3,396,330
500,000	Sarasota County Florida Utility System Rev. Ser. 10	7.126	10/01/30	574,495
2,000,000	Seminole County Florida Water & Sewer Rev. Ser. 10B	6.443	10/01/40	2,141,520
2,000,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.243	08/01/30	2,294,240
1,500,000	Sunrise Florida Utility System Rev. Ser. 10B	5.813	10/01/30	1,567,005
1,000,000	Tacoma Washington Water System Rev. Ser. 10B	5.371	12/01/30	1,099,990
1,275,000	Tucson Arizona Water Rev. Ser. 10	5.789	07/01/26	1,391,063
2,500,000	Upper Eagle Regional Water Auth. Colorodo Rev. Ser. 10	6.518	12/01/39	2,703,950
500,000	Western Nassau County Water Auth. Water System Rev. Ser. 10	6.701	04/01/40	592,660
				57,736,875
	Total Municipal Bonds (Cost $588,533,969)			650,346,906
Number of Shares
	Money Market Fund—0.7%
4,868,760	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $4,868,760)			4,868,760
	Total Investments (Cost $593,402,729)—98.6%			655,215,666
	Other assets less liabilities—1.4%			9,380,007
	Net Assets—100.0%			$664,595,673

Investment Abbreviations:
Auth.  – Authority
COP  – Certificate of Participation
Ref.  – Refunding Bonds
Rev.  – Revenue
Ser.  – Series

Glossary of Terms:
AGC  – Assured Guaranty Corp.
AGM  – Assured Guaranty Municipal Corp.

See Notes to Financial Statements.

61

Schedule of Investments

PowerShares CEF Income Composite Portfolio (PCEF)

October 31, 2011

Number of Shares		Value
	Closed-End Funds—100.0%
	Bonds—36.6%
823,175	Aberdeen Asia-Pacific Income Fund, Inc.	$5,704,603
1,243,636	AllianceBernstein Income Fund	9,936,652
123,505	BlackRock Core Bond Trust	1,608,035
215,017	BlackRock Credit Allocation Income Trust II, Inc.	2,094,266
97,835	BlackRock Credit Allocation Income Trust III, Inc.	1,030,203
273,341	BlackRock Credit Allocation Income Trust IV	3,301,959
48,429	BlackRock Enhanced Government Fund, Inc.	731,762
175,122	BlackRock Income Opportunity Trust, Inc.	1,751,220
324,432	BlackRock Income Trust, Inc.	2,391,064
120,875	BlackRock Limited Duration Income Trust	1,953,340
33,590	Cohen & Steers Select Preferred and Income Fund, Inc.	773,914
109,675	Duff & Phelps Utility and Corporate Bond Trust, Inc.	1,266,746
52,094	Eaton Vance Short Duration Diversified Income Fund	851,737
46,312	Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	738,213
49,045	Federated Enhanced Treasury Income Fund	720,962
70,141	Franklin Templeton Limited Duration Income Trust	906,222
93,581	Guggenheim Build America Bonds Managed Duration Trust	1,854,775
46,040	Invesco Van Kampen Bond Fund(~)	920,800
252,828	MFS Charter Income Trust	2,285,565
130,731	MFS Government Markets Income Trust	886,356
382,024	MFS Intermediate Income Trust	2,391,470
362,947	MFS Multimarket Income Trust	2,424,486
30,067	Nuveen Build America Bond Opportunity Fund	619,080
110,035	Nuveen Build America Bond Term Fund	2,175,392
56,538	Nuveen Floating Rate Income Opportunity Fund	628,137
41,825	Nuveen Global Government Enhanced Income Fund	601,443
53,726	Nuveen Mortgage Opportunity Term Fund	1,106,218
214,677	Nuveen Multi-Currency Short-Term Government Income Fund	2,943,222
492,835	Nuveen Multi-Strategy Income and Growth Fund	3,977,178
693,010	Nuveen Multi-Strategy Income and Growth Fund II	5,849,004
258,125	Nuveen Quality Preferred Income Fund	1,977,238
535,293	Nuveen Quality Preferred Income Fund II	4,255,579
96,800	Nuveen Quality Preferred Income Fund III	753,104
83,278	PIMCO Corporate Income Fund	1,272,488
216,291	Putnam Master Intermediate Income Trust	1,100,921

Number of Shares		Value
	Closed-End Funds (Continued)
402,078	Putnam Premier Income Trust	$2,303,907
59,618	Strategic Global Income Fund, Inc.	631,951
301,232	Templeton Global Income Fund	3,066,542
197,198	Wells Fargo Advantage Income Opportunities Fund	1,928,596
62,121	Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,121,284
33,181	Western Asset Investment Grade Defined Opportunity Trust, Inc.	683,529
315,661	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	4,056,244
137,349	Western Asset/Claymore Inflation-Linked Securities & Income Fund	1,763,561
		89,338,968
	Bonds/High Yield—29.0%
273,309	AllianceBernstein Global High Income Fund, Inc.	3,998,511
267,067	BlackRock Build America Bond Trust	5,362,705
66,440	BlackRock Corporate High Yield Fund III, Inc.	462,422
167,831	BlackRock Corporate High Yield Fund V, Inc.	1,935,092
141,876	BlackRock Corporate High Yield Fund VI, Inc.	1,618,805
111,922	BlackRock Corporate High Yield Fund, Inc.	768,904
343,634	BlackRock Debt Strategies Fund, Inc.	1,347,045
69,754	BlackRock Floating Rate Income	906,802
35,911	BlackRock Floating Rate Income Strategies Fund II, Inc.	447,092
62,928	BlackRock Floating Rate Income Strategies Fund, Inc.	856,450
239,835	BlackRock Senior High Income Fund, Inc.	925,763
141,272	Credit Suisse Asset Management Income Fund, Inc.	509,992
178,715	Credit Suisse High Yield Bond Fund	528,996
125,856	Eaton Vance Floating-Rate Income Trust	1,850,083
486,593	Eaton Vance Limited Duration Income Fund	7,381,616
222,926	Eaton Vance Senior Floating-Rate Trust	3,243,573
151,316	First Trust High Income Long/Short Fund	2,516,385
103,416	First Trust Senior Floating Rate Income Fund II	1,407,492
99,474	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	1,711,948
57,555	Global High Income Fund, Inc.	721,740
492,738	ING Prime Rate Trust	2,606,584
67,947	John Hancock Preferred Income Fund	1,444,553
58,491	John Hancock Preferred Income Fund II	1,212,519
100,521	John Hancock Preferred Income Fund III	1,748,060
152,993	Managed High Yield Plus Fund, Inc.	328,935
109,836	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,155,475

See Notes to Financial Statements.

62

Schedule of Investments (Continued)

PowerShares CEF Income Composite Portfolio (PCEF)

October 31, 2011

Number of Shares		Value
	Closed-End Funds (Continued)
70,042	New America High Income Fund, Inc.	$694,116
161,637	Nuveen Floating Rate Income Fund	1,773,158
92,005	Nuveen Senior Income Fund	596,192
140,488	PIMCO Corporate Opportunity Fund	2,514,735
60,401	PIMCO Income Strategy Fund	652,331
143,264	PIMCO Income Strategy Fund II	1,342,384
82,665	PIMCO Strategic Global Government Fund, Inc.	939,074
129,315	Templeton Emerging Markets Income Fund	2,061,281
193,264	Wells Fargo Advantage Multi-Sector Income Fund	2,895,095
141,560	Western Asset Emerging Markets Debt Fund, Inc.	2,708,043
116,530	Western Asset Emerging Markets Income Fund, Inc.	1,568,494
45,504	Western Asset Global High Income Fund, Inc.	569,710
185,627	Western Asset High Income Fund II, Inc.	1,845,132
163,823	Western Asset High Income Opportunity Fund, Inc.	966,556
61,646	Western Asset High Yield Defined Opportunity Fund, Inc.	1,097,299
130,549	Western Asset Managed High Income Fund, Inc.	772,850
34,009	Western Asset Mortgage Defined Opportunity Fund, Inc.	672,698
20,996	Western Asset Premier Bond Fund	334,676
		71,001,366
	Option Income—34.4%
57,732	Advent Claymore Enhanced Growth & Income Fund	561,732
33,145	AGIC International & Premium Strategy Fund	361,281
49,342	BlackRock EcoSolutions Investment Trust	423,354
183,888	BlackRock Enhanced Capital and Income Fund, Inc.	2,278,372
297,997	BlackRock Enhanced Equity Dividend Trust	2,172,398
119,847	BlackRock Global Energy and Resources Trust	3,180,739
224,059	BlackRock Global Opportunities Equity Trust	3,349,682
30,718	BlackRock Health Sciences Trust	792,832
354,924	BlackRock International Growth and Income Trust	2,796,801
185,966	BlackRock Real Asset Equity Trust	2,201,837
41,487	Columbia Seligman Premium Technology Growth Fund	704,449
76,852	Dow 30 Enhanced Premium & Income Fund, Inc.	782,353
38,557	Dow 30 Premium & Dividend Income Fund, Inc.	512,808

Number of Shares		Value
	Closed-End Funds (Continued)
209,564	Eaton Vance Enhanced Equity Income Fund	$2,177,370
250,464	Eaton Vance Enhanced Equity Income Fund II	2,572,265
386,536	Eaton Vance Risk-Managed Diversified Equity Income Fund	4,108,878
122,281	Eaton Vance Tax-Managed Buy-Write Income Fund	1,506,502
329,520	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	3,792,775
785,358	Eaton Vance Tax-Managed Diversified Equity Income Fund	7,233,147
555,861	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	5,953,271
1,559,717	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	13,491,552
92,274	First Trust Enhanced Equity Income Fund	1,016,860
63,852	Guggenheim Enhanced Equity, Inc.	529,333
32,987	ING Asia Pacific High Dividend Equity Income Fund	481,610
60,413	ING Global Advantage and Premium Opportunity Fund	680,855
276,148	ING Global Equity Dividend & Premium Opportunity Fund	2,758,719
73,471	ING Infrastructure Industrials and Materials Fund	1,291,620
43,873	ING Risk Managed Natural Resources Fund	536,567
98,795	Madison/Claymore Covered Call & Equity Strategy Fund	757,758
74,626	NASDAQ Premium Income & Growth Fund, Inc.	1,020,884
305,588	NFJ Dividend Interest & Premium Strategy Fund	4,889,408
123,823	Nuveen Equity Premium Advantage Fund	1,409,106
85,134	Nuveen Equity Premium and Growth Fund	1,020,757
183,681	Nuveen Equity Premium Income Fund	2,022,328
314,322	Nuveen Equity Premium Opportunity Fund	3,592,700
64,300	Nuveen Global Value Opportunities Fund	1,116,248
		84,079,151
	Total Investments (Cost $252,036,040)—100.0%	244,419,485
	Liabilities in excess of other assets—(0.0%)	(11,551)
	Net Assets—100.0%	$244,407,934

Notes to Schedule of Investments:

(~)  Affiliated company. The Fund's Advisor is a subsidiary of Invesco Ltd. and therefore, Invesco Van Kampen Bond Fund is considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

63

Schedule of Investments

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

October 31, 2011

Principal Amount			Interest Rate	Maturity Date	Value
		Corporate Bonds(a)—99.9%
		British Virgin Islands—19.8%
CNY	1,000,000	Big Will Investments Ltd.	7.000%	04/29/14	$119,993
CNY	1,000,000	Right Century Ltd.	1.850	06/03/14	150,262
CNY	1,000,000	Road King Infrastructure Finance 2011 Ltd.	6.000	02/25/14	129,491
CNY	1,000,000	Sinochem Offshore Capital Co. Ltd.	1.800	01/18/14	150,823
CNY	1,000,000	Value Success International Ltd.	2.075	06/09/14	149,973
					700,542
		Cayman Islands—16.5%
CNY	1,000,000	China Shanshui Cement Group Ltd.	6.500	07/22/14	148,514
CNY	1,000,000	Intime Department Store Group Co. Ltd.	4.650	07/21/14	148,618
CNY	1,000,000	Melco Crown Entertainment Ltd.	3.750	05/09/13	151,258
CNY	1,000,000	Zhongsheng Group Holdings Ltd.	4.750	04/21/14	135,465
					583,855
		China—30.6%
CNY	1,000,000	Bank of China Ltd.	2.900	09/30/13	159,033
CNY	1,000,000	China Development Bank Corp.	2.700	11/11/13	158,727
CNY	1,000,000	China Government Bond	1.800	12/01/15	155,500
CNY	4,000,000	China Government Bond, 144A	1.400	08/18/16	607,691
					1,080,951
		Hong Kong—15.7%
CNY	1,000,000	BYD HK Co. Ltd.	4.500	04/28/14	125,505
CNY	1,000,000	Far East Horizon Ltd.	3.900	06/03/14	145,598
CNY	1,000,000	HKCG Finance Ltd., Series E, MTN , 144A	1.400	04/11/16	146,095
CNY	1,000,000	Singamas Container Holdings Ltd.	4.750	04/14/14	139,966
					557,164
		Luxembourg—4.3%
CNY	1,000,000	VTB Bank OJSC Via VTB Capital SA	2.950	12/23/13	150,558
		Netherlands—4.3%
CNY	1,000,000	Volkswagen International Finance NV, Series E, MTN	2.150	05/23/16	150,927
		Singapore—4.3%
CNY	1,000,000	Global Logistic Properties Ltd.	3.375	05/11/16	151,989
		United States—4.4%
CNY	1,000,000	Caterpillar Financial Services Corp., Series E, MTN	1.350	07/12/13	154,559
		Total Investments (Cost $3,640,287)—99.9%			3,530,545
		Other assets less liabilities—0.1%			5,166
		Net Assets—100.0%			$3,535,711

Investment Abbreviations:
MTN  – Medium-Term Notes

Currency Legend:
CNY  – Chinese Yuan

Notes to Schedule of Investments:
(a)    – Foreign denominated security. Principal amount denominated in currency indicated.

144A  – Security is exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold in the transaction exempt from registration, typically to qualified institutional buyers.

See Notes to Financial Statements.

64

Schedule of Investments

PowerShares Convertible Securities Portfolio (CVRT)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Convertible Bonds—79.1%
	Aerospace/Defense—1.1%
$100,000	L-3 Communications Holdings, Inc.	3.000%	08/01/35	$96,875
	Airlines—2.6%
100,000	United Continental Holdings, Inc.	6.000	10/15/29	236,250
	Auto Parts & Equipment—3.1%
100,000	BorgWarner, Inc.	3.500	04/15/12	232,875
50,000	Icahn Enterprises LP(!)	4.000	08/15/13	47,000
				279,875
	Beverages—1.2%
100,000	Molson Coors Brewing Co.	2.500	07/30/13	106,000
	Biotechnology—10.1%
400,000	Amgen, Inc., Series B	0.375	02/01/13	397,499
200,000	Gilead Sciences, Inc.	1.000	05/01/14	222,000
100,000	Gilead Sciences, Inc.	1.625	05/01/16	116,000
100,000	Incyte Corp. Ltd.	4.750	10/01/15	175,500
				910,999
	Coal—1.2%
100,000	Peabody Energy Corp.	4.750	12/15/41	109,500
	Commercial Services—1.7%
100,000	Hertz Global Holdings, Inc.	5.250	06/01/14	155,250
	Computers—8.0%
100,000	EMC Corp.	1.750	12/01/11	152,625
150,000	EMC Corp.	1.750	12/01/13	239,438
150,000	NetApp, Inc.	1.750	06/01/13	206,625
100,000	SanDisk Corp.	1.500	08/15/17	119,875
				718,563
	Diversified Financial Services—1.2%
100,000	E*Trade Financial Corp.(=)	0.000	08/31/19	105,375
	Electrical Components & Equipment—1.1%
100,000	General Cable Corp.(#)	4.500	11/15/29	102,750
	Healthcare - Products—3.3%
100,000	Kinetic Concepts, Inc.	3.250	04/15/15	144,750
150,000	Medtronic, Inc.	1.625	04/15/13	151,125
				295,875
	Healthcare - Services—1.1%
100,000	LifePoint Hospitals, Inc.	3.500	05/15/14	103,500
	Insurance—2.5%
100,000	CNO Financial Group, Inc.	7.000	12/30/16	135,000
100,000	Old Republic International Corp.	3.750	03/15/18	90,500
				225,500
	Internet—5.7%
100,000	priceline.com, Inc.	1.250	03/15/15	177,125
100,000	Symantec Corp.	1.000	06/15/13	116,500

See Notes to Financial Statements.

65

Schedule of Investments (Continued)

PowerShares Convertible Securities Portfolio (CVRT)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Convertible Bonds (Continued)
$200,000	VeriSign, Inc.	3.250%	08/15/37	$221,250
				514,875
	Investment Companies—1.6%
150,000	Ares Capital Corp., 144A	5.750	02/01/16	147,188
	Lodging—1.2%
100,000	Gaylord Entertainment Co., 144A	3.750	10/01/14	110,625
	Media—1.4%
100,000	XM Satellite Radio, Inc., 144A	7.000	12/01/14	127,000
	Mining—3.3%
100,000	Alcoa, Inc.	5.250	03/15/14	179,750
75,000	Newmont Mining Corp., Series B	1.625	07/15/17	117,469
				297,219
	Miscellaneous Manufacturing—3.7%
100,000	Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)	4.500	04/15/12	176,625
100,000	Textron, Inc.	4.500	05/01/13	159,750
				336,375
	Oil & Gas—2.7%
100,000	Pioneer Natural Resources Co.	2.875	01/15/38	146,875
100,000	Transocean, Inc. (Cayman Islands)	1.500	12/15/37	100,250
				247,125
	Pharmaceuticals—3.8%
100,000	Cephalon, Inc.	2.000	06/01/15	176,750
100,000	Mylan, Inc.	3.750	09/15/15	162,125
				338,875
	REITs—8.0%
100,000	Annaly Capital Management, Inc.	4.000	02/15/15	116,000
100,000	Boston Properties LP, 144A	3.625	02/15/14	109,125
100,000	Boston Properties LP	2.875	02/15/37	100,500
150,000	Host Hotels & Resorts LP, 144A	2.625	04/15/27	151,125
150,000	iStar Financial, Inc.	0.746	10/01/12	139,125
100,000	Vornado Realty LP	3.875	04/15/25	106,375
				722,250
	Semiconductors—6.9%
100,000	Intel Corp.	2.950	12/15/35	107,750
200,000	Intel Corp.	3.250	08/01/39	253,500
200,000	Microchip Technology, Inc.	2.125	12/15/37	266,500
				627,750
	Telecommunications—2.6%
100,000	Ciena Corp.	4.000	03/15/15	102,125
100,000	Level 3 Communications, Inc.	15.000	01/15/13	136,375
				238,500
	Total Convertible Bonds (Cost $7,910,041)			7,154,094

See Notes to Financial Statements.

66

Schedule of Investments (Continued)

PowerShares Convertible Securities Portfolio (CVRT)

October 31, 2011

Number of Shares		Value
	Convertible Preferred Stocks—19.5%
	Auto Manufacturers—3.7%
8,000	General Motors Co., Series B, $2.38	$332,480
	Banks—4.9%
100	Bank of America Corp., Series L, $72.50	85,600
1,000	Citigroup, Inc., $7.50	95,040
250	Wells Fargo & Co., Series L, $75.00	264,037
		444,677
	Electric—2.7%
4,525	PPL Corp., $4.38	247,020
	Insurance—2.2%
3,000	MetLife, Inc., $3.75	203,730
	Oil & Gas—3.5%
2,500	Apache Corp., Series D, $3.00	140,750
150	Chesapeake Energy Corp., Series 144A, $57.50	174,375
		315,125
	REITs—1.7%
3,000	Health Care REIT, Inc., Series I, $3.25	151,320
	Telecommunications—0.8%
1,200	Crown Castle International Corp., $3.13	69,600
	Total Convertible Preferred Stocks (Cost $9,818,681)	1,763,952
	Money Market Fund—1.1%
103,080	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $103,080)	103,080
	Total Investments (Cost $9,921,761)—99.7%	9,021,126
	Other assets less liabilities—0.3%	23,700
	Net Assets—100.0%	$9,044,826

Investement Abbreviations:
REIT  – Real Estate Investment Trust

Notes to Schedule of Investments:
(!)  – Variable rate coupon. Stated interest rate was in effect at October 31, 2011.

(=)  – Denotes a zero coupon security issued at a substantial discount from its value at maturity.

(#)  – Denotes step up bond. The rate indicated is the current coupon as of October 31, 2011.

144A  – Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold in the transaction exempt from registration, typically to qualified institutional buyers.

See Notes to Financial Statements.

67

Schedule of Investments

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations—98.3%
	Brazil—4.6%
$12,700,000	Republic of Brazil	8.750%	02/04/25	$18,510,250
13,900,000	Republic of Brazil	8.250	01/20/34	20,294,000
16,640,000	Republic of Brazil	7.125	01/20/37	22,339,200
				61,143,450
	Bulgaria—4.0%
46,426,000	Republic of Bulgaria	8.250	01/15/15	52,972,066
	Colombia—4.8%
14,100,000	Republic of Colombia	8.125	05/21/24	19,288,800
16,259,000	Republic of Colombia	7.375	09/18/37	22,234,182
17,900,000	Republic of Colombia	6.125	01/18/41	21,435,250
				62,958,232
	Croatia—4.1%
20,694,000	Republic of Croatia	6.750	11/05/19	20,916,523
16,800,000	Republic of Croatia	6.625	07/14/20	16,653,000
16,600,000	Republic of Croatia	6.375	03/24/21	16,185,000
				53,754,523
	El Salvador—4.1%
15,654,000	Republic of El Salvador	8.250	04/10/32	17,219,400
17,409,000	Republic of El Salvador	7.650	06/15/35	17,757,180
18,565,000	Republic of El Salvador	7.625	02/01/41	18,750,650
				53,727,230
	Hungary—4.0%
19,835,000	Republic of Hungary	4.750	02/03/15	19,388,713
17,100,000	Republic of Hungary	6.250	01/29/20	16,587,000
17,300,000	Republic of Hungary	7.625	03/29/41	16,867,500
				52,843,213
	Indonesia—4.5%
12,563,000	Republic of Indonesia	8.500	10/12/35	18,216,350
17,506,000	Republic of Indonesia	6.625	02/17/37	21,313,555
14,450,000	Republic of Indonesia	7.750	01/17/38	19,724,250
				59,254,155
	Lithuania—4.2%
16,175,000	Republic of Lithuania	6.750	01/15/15	17,509,438
15,505,000	Republic of Lithuania	7.375	02/11/20	17,385,756
19,400,000	Republic of Lithuania	6.125	03/09/21	20,079,000
				54,974,194
	Mexico—4.6%
14,250,000	United Mexican States, Series A, MTN	7.500	04/08/33	19,130,625
15,175,000	United Mexican States, Series A, MTN	6.750	09/27/34	19,006,687
18,700,000	United Mexican States, Series A, MTN	6.050	01/11/40	22,019,250
				60,156,562

See Notes to Financial Statements.

68

Schedule of Investments (Continued)

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2010

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (Continued)
	Pakistan—3.8%
$30,407,000	Islamic Republic of Pakistan	7.125%	03/31/16	$24,629,670
31,723,000	Islamic Republic of Pakistan	6.875	06/01/17	24,902,555
				49,532,225
	Panama—4.3%
15,400,000	Republic of Panama	5.200	01/30/20	17,263,400
15,160,000	Republic of Panama	7.125	01/29/26	19,480,600
13,893,000	Republic of Panama	8.875	09/30/27	20,561,640
				57,305,640
	Peru—4.7%
14,625,000	Republic of Peru	7.350	07/21/25	19,158,750
14,704,000	Republic of Peru	8.750	11/21/33	22,166,280
18,700,000	Republic of Peru	5.625	11/18/50	20,289,500
				61,614,530
	Philippines—4.4%
12,046,000	Republic of Philippines	9.500	02/02/30	18,445,438
14,285,000	Republic of Philippines	7.750	01/14/31	19,177,612
17,180,000	Republic of Philippines	6.375	10/23/34	20,444,200
				58,067,250
	Poland—4.2%
16,872,000	Republic of Poland	5.000	10/19/15	18,023,514
15,550,000	Republic of Poland	6.375	07/15/19	17,485,975
19,200,000	Republic of Poland	5.125	04/21/21	19,632,000
				55,141,489
	Qatar—4.7%
16,325,000	State of Qatar	6.550	04/09/19	19,590,000
12,967,000	State of Qatar	9.750	06/15/30	20,747,200
17,800,000	State of Qatar	6.400	01/20/40	21,938,500
				62,275,700
	Russia—4.1%
17,100,000	Russian Foreign Bond - Eurobond	3.625	04/29/15	17,442,000
12,517,000	Russian Foreign Bond - Eurobond	11.000	07/24/18	17,648,970
18,500,000	Russian Foreign Bond - Eurobond	5.000	04/29/20	19,286,250
				54,377,220
	South Africa—4.3%
17,100,000	Republic of South Africa	5.500	03/09/20	19,109,250
17,712,000	Republic of South Africa	5.875	05/30/22	20,280,240
15,400,000	Republic of South Africa	6.250	03/08/41	17,941,000
				57,330,490
	South Korea—4.1%
24,616,000	Republic of Korea	5.125	12/07/16	27,302,738
21,600,000	Republic of Korea	7.125	04/16/19	27,005,616
				54,308,354

See Notes to Financial Statements.

69

Schedule of Investments (Continued)

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (Continued)
	Turkey—4.4%
$14,250,000	Republic of Turkey	8.000%	02/14/34	$17,812,500
18,028,000	Republic of Turkey	6.875	03/17/36	20,056,150
17,800,000	Republic of Turkey	7.250	03/05/38	20,648,000
				58,516,650
	Ukraine—3.7%
18,525,000	Ukraine Government	6.580	11/21/16	17,691,375
18,040,000	Ukraine Government	6.750	11/14/17	16,867,400
15,500,000	Ukraine Government	7.750	09/23/20	14,918,750
				49,477,525
	Uruguay—4.2%
13,600,000	Republic of Uruguay	8.000	11/18/22	18,088,000
14,000,000	Republic of Uruguay	7.875	01/15/33	18,900,000
14,225,000	Republic of Uruguay	7.625	03/21/36	18,919,250
				55,907,250
	Venezuela—4.4%
24,200,000	Republic of Venezuela	5.750	02/26/16	18,936,500
20,143,000	Republic of Venezuela	13.625	08/15/18	20,042,285
27,000,000	Republic of Venezuela	9.000	05/07/23	18,630,000
				57,608,785
	Vietnam—4.1%
25,096,000	Socialist Republic of Vietnam	6.875	01/15/16	26,350,800
26,825,000	Socialist Republic of Vietnam	6.750	01/29/20	27,227,375
				53,578,175
	Total Sovereign Debt Obligations (Cost $1,263,106,971)			1,296,824,908
Number of Shares
	Money Market Fund—0.5%
7,120,453	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $7,120,453)			7,120,453
	Total Investments (Cost $1,270,227,424)—98.8%			1,303,945,361
	Other assets less liabilities—1.2%			15,178,649
	Net Assets—100.0%			$1,319,124,010

Investment Abbreviations:
MTN  – Medium-Term Notes

See Notes to Financial Statements.

70

Schedule of Investments

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.0%
	Advertising—1.2%
$1,600,000	Interpublic Group of Cos., Inc. (The)	6.250%	11/15/14	$1,704,000
1,500,000	Interpublic Group of Cos., Inc. (The)	10.000	07/15/17	1,725,000
1,800,000	Lamar Media Corp.	9.750	04/01/14	1,989,000
1,200,000	Lamar Media Corp.	7.875	04/15/18	1,263,000
				6,681,000
	Aerospace/Defense—1.6%
2,700,000	Alliant Techsystems, Inc.	6.875	09/15/20	2,787,750
1,875,000	BE Aerospace, Inc.	8.500	07/01/18	2,057,813
2,500,000	TransDigm, Inc.	7.750	12/15/18	2,718,750
1,500,000	Triumph Group, Inc.	8.625	07/15/18	1,657,500
				9,221,813
	Agriculture—0.2%
1,600,000	Alliance One International, Inc.	10.000	07/15/16	1,392,000
	Apparel—0.5%
2,800,000	Hanesbrands, Inc.	6.375	12/15/20	2,842,000
	Auto Parts & Equipment—3.0%
3,100,000	Dana Holding Corp.	6.500	02/15/19	3,138,750
2,200,000	Exide Technologies	8.625	02/01/18	2,211,000
5,040,000	Goodyear Tire & Rubber Co. (The)	8.250	08/15/20	5,418,000
3,473,000	Lear Corp.	8.125	03/15/20	3,820,300
2,430,000	Tenneco, Inc.	6.875	12/15/20	2,502,900
				17,090,950
	Banks—3.2%
4,410,000	Discover Bank	8.700	11/18/19	4,995,242
1,430,000	M&I Marshall & Ilsley Bank	4.850	06/16/15	1,523,847
4,000,000	Regions Bank	7.500	05/15/18	3,950,000
3,377,000	Regions Financial Corp.	7.750	11/10/14	3,520,522
5,050,000	Synovus Financial Corp.	5.125	06/15/17	4,343,000
				18,332,611
	Beverages—0.9%
1,400,000	Constellation Brands, Inc.	8.375	12/15/14	1,575,000
1,515,000	Constellation Brands, Inc.	7.250	09/01/16	1,664,606
1,500,000	Constellation Brands, Inc.	7.250	05/15/17	1,657,500
				4,897,106
	Biotechnology—0.8%
1,875,000	Bio-Rad Laboratories, Inc.	4.875	12/15/20	1,961,304
1,210,000	Life Technologies Corp.	4.400	03/01/15	1,265,768
1,270,000	Life Technologies Corp.	6.000	03/01/20	1,417,817
				4,644,889
	Building Materials—1.4%
2,500,000	Masco Corp.	5.875	07/15/12	2,548,980
2,170,000	Masco Corp.	6.125	10/03/16	2,191,118
2,500,000	Owens Corning	9.000	06/15/19	2,961,290
				7,701,388

See Notes to Financial Statements.

71

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Chemicals—3.5%
$3,400,000	Ashland, Inc.	9.125%	06/01/17	$3,816,500
3,100,000	Celanese US Holdings LLC	6.625	10/15/18	3,363,500
2,300,000	CF Industries, Inc.	7.125	05/01/20	2,682,375
3,400,000	Huntsman International LLC	8.625	03/15/21	3,510,500
2,400,000	Nalco Co.	8.250	05/15/17	2,676,000
1,840,000	PolyOne Corp.	7.375	09/15/20	1,863,000
1,915,000	Solutia, Inc.	8.750	11/01/17	2,094,531
				20,006,406
	Coal—2.1%
2,400,000	Alpha Natural Resources, Inc.	6.000	06/01/19	2,394,000
1,193,000	Arch Coal, Inc.	8.750	08/01/16	1,309,318
1,300,000	Arch Coal, Inc.	7.250	10/01/20	1,355,250
3,000,000	Consol Energy, Inc.	8.000	04/01/17	3,300,000
3,500,000	Peabody Energy Corp.	6.500	09/15/20	3,745,000
				12,103,568
	Commercial Services—5.0%
4,000,000	Avis Budget Car Rental LLC	8.250	01/15/19	4,010,000
1,700,000	Cenveo Corp.	8.875	02/01/18	1,483,250
1,800,000	Corrections Corp. of America	7.750	06/01/17	1,957,500
1,700,000	FTI Consulting, Inc.	6.750	10/01/20	1,725,500
2,000,000	Hertz Corp. (The)	6.750	04/15/19	2,050,000
3,000,000	Iron Mountain, Inc.	8.375	08/15/21	3,157,500
1,000,000	National Money Mart Co. (Canada)	10.375	12/15/16	1,055,000
3,300,000	PHH Corp.	7.125	03/01/13	3,341,250
2,200,000	R.R. Donnelley & Sons Co.	4.950	04/01/14	2,167,000
2,300,000	R.R. Donnelley & Sons Co.	7.250	05/15/18	2,243,075
3,000,000	United Rentals North America, Inc.	9.250	12/15/19	3,390,000
1,765,000	Verisk Analytics, Inc.	5.800	05/01/21	1,962,325
				28,542,400
	Computers—0.8%
4,100,000	Seagate Technology HDD Holdings (Cayman Islands)	6.800	10/01/16	4,305,000
	Diversified Financial Services—8.0%
4,200,000	E*Trade Financial Corp.	6.750	06/01/16	4,273,500
6,190,000	Ford Motor Credit Co. LLC	7.000	10/01/13	6,672,337
5,900,000	Ford Motor Credit Co. LLC	8.000	12/15/16	6,827,303
7,700,000	International Lease Finance Corp.	8.625	09/15/15	8,113,875
4,300,000	International Lease Finance Corp.	6.250	05/15/19	4,053,606
3,500,000	International Lease Finance Corp.	8.250	12/15/20	3,631,250
3,700,000	SLM Corp., MTN	6.250	01/25/16	3,703,393
3,408,000	SLM Corp., MTN	8.000	03/25/20	3,552,840
4,300,000	Textron Financial Corp.	5.400	04/28/13	4,408,368
				45,236,472
	Electric—4.1%
2,900,000	AES Corp. (The)	7.750	10/15/15	3,132,000
3,133,000	AES Corp. (The)	8.000	10/15/17	3,454,133
4,940,000	Ameren Corp.	8.875	05/15/14	5,592,129
1,800,000	GenOn Energy, Inc.	7.625	06/15/14	1,845,000
1,800,000	GenOn Energy, Inc.	7.875	06/15/17	1,836,000

See Notes to Financial Statements.

72

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
$4,900,000	NRG Energy, Inc.	8.250%	09/01/20	$5,096,000
2,080,000	Public Service Co. of New Mexico	7.950	05/15/18	2,488,766
				23,444,028
	Electronics—0.7%
3,700,000	Jabil Circuit, Inc.	5.625	12/15/20	3,755,500
	Energy - Alternate Sources—0.7%
2,275,000	Covanta Holding Corp.	7.250	12/01/20	2,372,001
1,500,000	Headwaters, Inc.	7.625	04/01/19	1,312,500
				3,684,501
	Entertainment—0.6%
1,700,000	Cinemark USA, Inc.	8.625	06/15/19	1,853,000
1,500,000	Pinnacle Entertainment, Inc.	8.625	08/01/17	1,608,750
				3,461,750
	Food—4.6%
970,000	B&G Foods, Inc.	7.625	01/15/18	1,033,050
2,800,000	Dean Foods Co.	7.000	06/01/16	2,828,000
2,500,000	Dean Foods Co.	9.750	12/15/18	2,693,750
1,600,000	Ingles Markets, Inc.	8.875	05/15/17	1,724,000
3,755,000	Smithfield Foods, Inc.	7.750	07/01/17	4,074,175
6,407,000	SUPERVALU, Inc.	8.000	05/01/16	6,759,385
1,600,000	TreeHouse Foods, Inc.	7.750	03/01/18	1,724,000
4,500,000	Tyson Foods, Inc.	10.500	03/01/14	5,242,500
				26,078,860
	Forest Products & Paper—0.4%
760,000	Cascades, Inc. (Canada)	7.750	12/15/17	748,600
1,400,000	Clearwater Paper Corp.	7.125	11/01/18	1,466,500
				2,215,100
	Healthcare - Products—1.5%
1,600,000	Alere, Inc.	9.000	05/15/16	1,624,000
900,000	Alere, Inc.	8.625	10/01/18	903,375
2,800,000	Boston Scientific Corp.	4.500	01/15/15	2,950,337
2,800,000	Boston Scientific Corp.	6.000	01/15/20	3,131,957
				8,609,669
	Healthcare - Services—2.3%
4,100,000	Health Net, Inc.	6.375	06/01/17	4,387,000
2,500,000	LifePoint Hospitals, Inc.	6.625	10/01/20	2,618,750
3,300,000	Tenet Healthcare Corp.	10.000	05/01/18	3,803,250
2,150,000	Universal Health Services, Inc.	7.125	06/30/16	2,332,750
				13,141,750
	Holding Companies - Diversified—0.6%
1,500,000	Leucadia National Corp.	8.125	09/15/15	1,627,500
1,400,000	Susser Holdings LLC	8.500	05/15/16	1,466,500
				3,094,000
	Home Builders—2.6%
2,600,000	Centex Corp.	6.500	05/01/16	2,535,000
3,500,000	D.R. Horton, Inc.	6.500	04/15/16	3,596,250
2,400,000	KB Home	6.250	06/15/15	2,136,000

See Notes to Financial Statements.

73

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
$1,400,000	Lennar Corp.	5.600%	05/31/15	$1,382,500
1,500,000	Lennar Corp.	12.250	06/01/17	1,773,750
1,200,000	Standard Pacific Corp.	8.375	05/15/18	1,164,000
1,750,000	Toll Brothers Finance Corp.	8.910	10/15/17	2,009,595
				14,597,095
	Household Products/Wares—0.6%
1,500,000	ACCO Brands Corp.	10.625	03/15/15	1,661,250
1,600,000	Central Garden and Pet Co.	8.250	03/01/18	1,604,000
				3,265,250
	Internet—0.8%
1,700,000	Equinix, Inc.	8.125	03/01/18	1,861,500
2,700,000	Expedia, Inc.	5.950	08/15/20	2,736,553
				4,598,053
	Iron/Steel—1.6%
2,700,000	AK Steel Corp.	7.625	05/15/20	2,538,000
1,275,000	Steel Dynamics, Inc.	7.375	11/01/12	1,324,406
1,300,000	Steel Dynamics, Inc.	7.625	03/15/20	1,384,500
4,290,000	United States Steel Corp.	7.375	04/01/20	4,054,050
				9,300,956
	Leisure Time—0.7%
3,600,000	Royal Caribbean Cruises Ltd. (Liberia)	7.250	06/15/16	3,834,000
	Lodging—2.9%
2,400,000	Boyd Gaming Corp.	9.125	12/01/18	2,358,000
1,750,000	MGM Resorts International	10.375	05/15/14	1,960,000
2,000,000	MGM Resorts International	11.125	11/15/17	2,280,000
1,700,000	Starwood Hotels & Resorts Worldwide, Inc.	7.875	10/15/14	1,895,500
1,600,000	Starwood Hotels & Resorts Worldwide, Inc.	6.750	05/15/18	1,784,000
3,000,000	Wyndham Worldwide Corp.	6.000	12/01/16	3,176,313
2,500,000	Wynn Las Vegas LLC	7.750	08/15/20	2,762,500
				16,216,313
	Machinery - Diversified—0.4%
2,250,000	Manitowoc Co., Inc. (The)	8.500	11/01/20	2,351,250
	Media—2.2%
1,900,000	Cablevision Systems Corp.	8.625	09/15/17	2,071,000
1,700,000	CSC Holdings LLC	8.500	04/15/14	1,874,250
2,643,000	DISH DBS Corp.	7.125	02/01/16	2,821,402
2,600,000	DISH DBS Corp.	7.875	09/01/19	2,866,500
729,000	Entravision Communications Corp.	8.750	08/01/17	727,178
1,900,000	McClatchy Co. (The)	11.500	02/15/17	1,885,750
				12,246,080
	Mining—0.6%
3,200,000	Vulcan Materials Co.	7.500	06/15/21	3,156,662
	Miscellaneous Manufacturing—0.7%
1,500,000	Griffon Corp.	7.125	04/01/18	1,436,250
2,400,000	SPX Corp.	7.625	12/15/14	2,604,000
				4,040,250

See Notes to Financial Statements.

74

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Oil & Gas—10.0%
$3,000,000	Anadarko Petroleum Corp.	7.625%	03/15/14	$3,382,707
3,200,000	Anadarko Petroleum Corp.	5.950	09/15/16	3,681,437
2,900,000	Anadarko Petroleum Corp.	6.375	09/15/17	3,416,820
1,200,000	Berry Petroleum Co.	10.250	06/01/14	1,365,000
1,600,000	Bill Barrett Corp.	7.625	10/01/19	1,696,000
800,000	Carrizo Oil & Gas, Inc.	8.625	10/15/18	816,000
2,560,000	Chesapeake Energy Corp.	9.500	02/15/15	2,944,000
2,800,000	Chesapeake Energy Corp.	6.625	08/15/20	3,048,500
2,000,000	Concho Resources, Inc.	7.000	01/15/21	2,170,000
1,700,000	Continental Resources, Inc.	7.125	04/01/21	1,844,500
850,000	Denbury Resources, Inc.	9.750	03/01/16	945,625
1,300,000	Denbury Resources, Inc.	8.250	02/15/20	1,443,000
2,100,000	EXCO Resources, Inc.	7.500	09/15/18	2,089,500
1,860,000	Forest Oil Corp.	8.500	02/15/14	2,018,100
3,044,000	Newfield Exploration Co.	6.875	02/01/20	3,279,910
1,300,000	Pioneer Natural Resources Co.	5.875	07/15/16	1,386,453
1,200,000	Pioneer Natural Resources Co.	6.650	03/15/17	1,309,260
1,000,000	Plains Exploration & Production Co.	10.000	03/01/16	1,115,000
1,200,000	Plains Exploration & Production Co.	6.625	05/01/21	1,254,000
2,800,000	QEP Resources, Inc.	6.875	03/01/21	3,038,000
1,500,000	Quicksilver Resources, Inc.	11.750	01/01/16	1,702,500
2,000,000	Range Resources Corp.	6.750	08/01/20	2,230,000
1,700,000	SandRidge Energy, Inc.	8.750	01/15/20	1,763,750
2,700,000	Southwestern Energy Co.	7.500	02/01/18	3,145,500
3,600,000	Tesoro Corp.	6.250	11/01/12	3,771,000
1,700,000	Whiting Petroleum Corp.	6.500	10/01/18	1,780,750
				56,637,312
	Oil & Gas Services—0.4%
2,150,000	Key Energy Services, Inc.	6.750	03/01/21	2,209,125
	Packaging & Containers—2.2%
3,270,000	Ball Corp.	6.750	09/15/20	3,539,775
2,300,000	Graphic Packaging International, Inc.	9.500	06/15/17	2,524,250
3,500,000	Owens-Brockway Glass Container, Inc.	7.375	05/15/16	3,815,000
2,500,000	Sealed Air Corp.	7.875	06/15/17	2,671,093
				12,550,118
	Pharmaceuticals—0.5%
2,800,000	Omnicare, Inc.	7.750	06/01/20	3,031,000
	Pipelines—2.8%
4,074,000	El Paso Corp.	7.000	06/15/17	4,583,250
5,465,000	Kinder Morgan Finance Co. ULC (Canada)	5.700	01/05/16	5,615,288
4,400,000	Williams Cos., Inc. (The)	7.875	09/01/21	5,568,600
				15,767,138
	Real Estate—0.5%
2,660,000	CB Richard Ellis Services, Inc.	11.625	06/15/17	3,092,250

See Notes to Financial Statements.

75

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	REITs—2.4%
$800,000	DuPont Fabros Technology LP	8.500%	12/15/17	$860,000
4,150,000	Host Hotels & Resorts LP	6.000	11/01/20	4,295,250
7,600,000	Weyerhaeuser Co.	7.375	10/01/19	8,401,055
				13,556,305
	Retail—7.7%
4,300,000	AutoNation, Inc.	6.750	04/15/18	4,482,750
5,300,000	Gap, Inc. (The)	5.950	04/12/21	5,042,659
5,800,000	J.C. Penney Co.	5.650	06/01/20	5,495,500
4,175,000	Limited Brands, Inc.	6.900	07/15/17	4,477,687
3,123,000	Macy's Retail Holdings, Inc.	5.750	07/15/14	3,340,470
3,060,000	Macy's Retail Holdings, Inc.	5.900	12/01/16	3,423,758
1,600,000	Phillips-Van Heusen Corp.	7.375	05/15/20	1,744,000
5,000,000	Rite Aid Corp.	8.000	08/15/20	5,518,750
9,300,000	Sears Holdings Corp.	6.625	10/15/18	8,067,750
1,700,000	Wendy's/Arby's Restaurants LLC	10.000	07/15/16	1,861,500
				43,454,824
	Semiconductors—1.0%
3,250,000	Advanced Micro Devices, Inc.	8.125	12/15/17	3,363,750
2,900,000	Memc Electronic Materials, Inc.	7.750	04/01/19	2,501,250
				5,865,000
	Software—0.7%
3,675,000	Fidelity National Information Services, Inc.	7.625	07/15/17	4,014,938
	Telecommunications—8.5%
1,500,000	American Tower Corp.	4.625	04/01/15	1,601,798
1,500,000	American Tower Corp.	4.500	01/15/18	1,544,898
2,400,000	CenturyLink, Inc.	6.450	06/15/21	2,408,304
2,000,000	Cincinnati Bell, Inc.	8.375	10/15/20	2,045,000
1,307,000	Crown Castle International Corp.	9.000	01/15/15	1,431,165
1,300,000	Crown Castle International Corp.	7.125	11/01/19	1,413,750
2,100,000	Embarq Corp.	7.082	06/01/16	2,278,153
2,100,000	Frontier Communications Corp.	6.250	01/15/13	2,157,750
1,800,000	Frontier Communications Corp.	8.500	04/15/20	1,926,000
1,500,000	GCI, Inc.	8.625	11/15/19	1,616,250
495,000	GeoEye, Inc.	9.625	10/01/15	556,875
1,600,000	Global Crossing Ltd. (Bermuda)	12.000	09/15/15	1,844,000
3,100,000	MetroPCS Wireless, Inc.	6.625	11/15/20	2,921,750
1,500,000	NII Capital Corp.	10.000	08/15/16	1,695,000
1,500,000	NII Capital Corp.	7.625	04/01/21	1,552,500
1,400,000	PAETEC Holding Corp.	8.875	06/30/17	1,519,000
2,000,000	SBA Telecommunications, Inc.	8.000	08/15/16	2,160,000
650,000	SBA Telecommunications, Inc.	8.250	08/15/19	713,375
8,430,000	Sprint Nextel Corp.	6.000	12/01/16	7,376,250
2,900,000	Virgin Media Finance PLC (United Kingdom)	9.500	08/15/16	3,248,000
1,650,000	Virgin Media Finance PLC (United Kingdom)	8.375	10/15/19	1,843,875
2,000,000	Windstream Corp.	8.125	08/01/13	2,150,000
2,300,000	Windstream Corp.	7.750	10/15/20	2,415,000
				48,418,693

See Notes to Financial Statements.

76

Schedule of Investments (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Transportation—0.5%
$1,500,000	Bristow Group, Inc.	7.500%	09/15/17	$1,567,500
1,000,000	RailAmerica, Inc.	9.250	07/01/17	1,092,500
				2,660,000
	Total Corporate Bonds (Cost $550,974,897)			555,345,373
Number of Shares
	Money Market Fund—0.6%
3,348,843	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $3,348,843)			3,348,843
	Total Investments (Cost $554,323,740)—98.6%			558,694,216
	Other assets less liabilities—1.4%			8,037,074
	Net Assets—100.0%			$566,731,290

Investment Abbreviations:
MTN  – Medium-Term Notes
REIT  – Real Estate Investment Trust

See Notes to Financial Statements.

77

Schedule of Investments

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—99.3%
	Aerospace/Defense—2.2%
$50,000	Boeing Co. (The)	3.500%	02/15/15	$53,800
50,000	United Technologies Corp.	4.500	04/15/20	55,561
				109,361
	Agriculture—3.1%
50,000	Altria Group, Inc.	9.700	11/10/18	67,292
75,000	Philip Morris International, Inc.	5.650	05/16/18	89,164
				156,456
	Banks—10.9%
125,000	Citigroup, Inc.	5.500	04/11/13	129,744
100,000	Goldman Sachs Group, Inc. (The)	3.625	02/07/16	99,177
150,000	JPMorgan Chase & Co.	6.000	01/15/18	168,067
125,000	Wells Fargo & Co.	5.625	12/11/17	144,119
				541,107
	Beverages—2.4%
100,000	Coca-Cola Co. (The)	5.350	11/15/17	120,305
	Biotechnology—2.2%
100,000	Gilead Sciences, Inc.	4.500	04/01/21	108,123
	Chemicals—1.0%
40,000	Dow Chemical Co. (The)	8.550	05/15/19	52,040
	Computers—3.4%
100,000	Hewlett-Packard Co.	6.125	03/01/14	110,267
50,000	International Business Machines Corp.	5.700	09/14/17	60,696
				170,963
	Cosmetics/Personal Care—2.3%
100,000	Procter & Gamble Co. (The)	4.700	02/15/19	116,737
	Diversified Financial Services—4.7%
100,000	American Express Credit Corp., MTN	2.750	09/15/15	101,339
75,000	General Electric Capital Corp., MTN	5.625	05/01/18	83,039
50,000	Merrill Lynch & Co., Inc., MTN	6.875	04/25/18	51,429
				235,807
	Electric—5.5%
50,000	Duke Energy Corp.	6.300	02/01/14	55,344
100,000	Exelon Corp.	4.900	06/15/15	109,026
100,000	Georgia Power Co.	4.250	12/01/19	109,658
				274,028
	Electronics—1.2%
50,000	Honeywell International, Inc.	5.000	02/15/19	57,663
	Food—4.5%
50,000	General Mills, Inc.	5.200	03/17/15	55,772
100,000	Kraft Foods, Inc.	4.125	02/09/16	108,540
50,000	Sysco Corp.	5.250	02/12/18	58,571
				222,883

See Notes to Financial Statements.

78

Schedule of Investments (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Healthcare-Products—2.3%
$100,000	Medtronic, Inc.	4.450%	03/15/20	$112,785
	Healthcare-Services—3.5%
50,000	UnitedHealth Group, Inc.	6.000	02/15/18	59,000
100,000	WellPoint, Inc.	5.250	01/15/16	112,532
				171,532
	Household Products/Wares—1.2%
50,000	Kimberly-Clark Corp.	6.125	08/01/17	60,579
	Insurance—8.9%
100,000	American International Group, Inc.	4.250	09/15/14	98,493
110,000	Berkshire Hathaway, Inc.	3.200	02/11/15	116,473
100,000	MetLife, Inc.	6.750	06/01/16	116,507
100,000	Prudential Financial, Inc., MTN	5.100	09/20/14	107,724
				439,197
	Internet—2.2%
100,000	Google, Inc.	3.625	05/19/21	108,349
	Media—4.4%
50,000	Comcast Corp.	5.150	03/01/20	57,233
50,000	Time Warner, Inc.	3.150	07/15/15	52,158
100,000	Walt Disney Co. (The), MTN	4.500	12/15/13	108,440
				217,831
	Miscellaneous Manufacturing—3.3%
50,000	3M Co., MTN	4.375	08/15/13	53,482
100,000	Tyco International Finance SA (Luxembourg)	6.000	11/15/13	109,153
				162,635
	Oil & Gas—6.7%
100,000	Chevron Corp.	3.950	03/03/14	107,648
100,000	ConocoPhillips Co.	5.750	02/01/19	120,454
90,000	Valero Energy Corp.	6.125	02/01/20	103,517
				331,619
	Oil & Gas Services—2.5%
100,000	Halliburton Co.	6.150	09/15/19	123,502
	Pharmaceuticals—5.9%
90,000	Johnson & Johnson	5.550	08/15/17	108,373
75,000	Merck & Co., Inc.	5.000	06/30/19	88,050
75,000	Pfizer, Inc.	6.200	03/15/19	94,136
				290,559
	REITs—2.3%
100,000	Simon Property Group LP	5.750	12/01/15	112,172
	Retail—6.2%
75,000	Costco Wholesale Corp.	5.500	03/15/17	89,621
75,000	CVS Caremark Corp.	5.750	06/01/17	87,679
125,000	Wal-Mart Stores, Inc.	3.250	10/25/20	130,448
				307,748

See Notes to Financial Statements.

79

Schedule of Investments (Continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (Continued)
	Semiconductors—2.1%
$100,000	Intel Corp.	1.950%	10/01/16	$102,194
	Software—1.1%
50,000	Microsoft Corp.	3.000	10/01/20	52,475
	Telecommunications—2.3%
50,000	AT&T, Inc.	5.500	02/01/18	58,149
50,000	Cellco Partnership / Verizon Wireless Capital LLC	5.550	02/01/14	54,928
				113,077
	Transportation—1.0%
50,000	United Parcel Service, Inc.	3.125	01/15/21	52,134
	Total Investments (Cost $4,914,432)—99.3%			4,923,861
	Other assets less liabilities—0.7%			34,411
	Net Assets—100.0%			$4,958,272

Investment Abbreviations:
MTN  – Medium-Term Notes
REIT  – Real Estate Investment Trust

See Notes to Financial Statements.

80

Schedule of Investments

PowerShares Insured California Municipal Bond Portfolio (PWZ)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—98.4%
	Ad Valorem Property Tax—24.9%
$1,350,000	Antelope Valley California Community College District (Election 2004) Ser. 07B NATL RE	5.250%	08/01/39	$1,395,819
500,000	Arcadia California Unified School District (Election 2006) Ser. 07A AGM	5.000	08/01/37	512,000
1,000,000	Colton California Joint Unified School District (Election 2008) Ser. 09-A AGC	5.375	08/01/34	1,035,440
500,000	Desert California Community College District Ser. 07C AGM	5.000	08/01/37	511,735
1,500,000	El Monte California Union High School District (Election of 2008) Ser. 09A AGC	5.500	06/01/34	1,591,395
500,000	Los Angeles California Community College District (Election 2001) Ser. 07A NATL RE	5.000	08/01/32	521,235
1,505,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM	5.000	07/01/32	1,558,879
1,100,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	1,116,896
500,000	Riverside Community College District (Election 2004) Ser. 07C NATL RE	5.000	08/01/32	515,560
400,000	San Diego California Community College District (Election 2006) Ser. 07 AGM	5.000	08/01/32	418,236
				9,177,195
	College Revenue—2.6%
500,000	California State University Rev. Systemwide Ser. 07A AGM	5.000	11/01/37	511,805
450,000	University of California General Revenue Ser. 03A AMBAC	5.000	05/15/36	461,817
				973,622
	Electric Power Revenue—6.2%
800,000	Anaheim California Public Financing Auth. Rev. (Electric System Distribution Facilities) Ser. 02-A AGM	5.000	10/01/31	817,232
400,000	Los Angeles California Water & Power Rev. (Power System) Sub-Ser. 07A-1 AMBAC	5.000	07/01/39	412,292
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/30	1,044,950
				2,274,474
	General Fund—1.0%
400,000	California State Ref. Ser. 07 NATL RE	4.250	08/01/33	364,708
	Highway Tolls Revenue—1.1%
400,000	Puerto Rico Commonwealth Highway & Transportation Auth. Rev. Ref. Ser. 07N FGIC	5.250	07/01/39	387,496
	Hospital Revenue—8.2%
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/41	1,026,790
1,000,000	California Statewide Communities Development Auth. Rev. (St. Joseph Health System-Remarketed) Insured Ser. 07C FGIC	5.750	07/01/47	1,032,820
945,000	University of California Regents Medical Center Pooled Rev. Ser. 07A NATL RE	4.750	05/15/31	948,043
				3,007,653
	Lease Revenue—18.8%
1,000,000	Carlsbad California University School District COP Ser. 09A AGC	5.000	10/01/34	1,023,570
1,500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/35	1,577,775
1,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC	5.500	04/01/39	1,017,590
400,000	Los Angeles California Municipal Improvement Corp., Lease Rev. Police Headquarters FAC Ser. 06A NATL RE	4.250	01/01/37	341,952
500,000	Los Angeles California Municipal Improvement Corp., Lease Rev. Ser. 07B-1 NATL RE	4.750	08/01/37	467,560
1,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/29	1,080,900

See Notes to Financial Statements.

81

Schedule of Investments (Continued)

PowerShares Insured California Municipal Bond Portfolio (PWZ)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$400,000	Santa Clara Valley California Water District (CTFS Partner Water Utility System Improvement) Ser. 07A NATL RE	5.000%	06/01/37	$413,740
1,000,000	Yuba California Levee Financing Auth. Rev. (Levee Financing Project) Ser. 08A AGC	5.000	09/01/38	1,019,160
				6,942,247
	Sales Tax Revenue—12.2%
1,500,000	Los Angeles County California Metropolitan Transportation Auth. Sales Tax Rev. (Proposition A First Tier Senior) Ser. 05-A AMBAC	5.000	07/01/35	1,540,245
2,375,000	San Francisco Bay California Area Rapid Transit District Ser. 06 AGM	5.000	07/01/36	2,452,449
500,000	San Mateo County California Transit District (Sales Tax) Rev. Ref. Ser. 05A NATL RE	4.750	06/01/34	509,365
				4,502,059
	Sewer Revenue—6.1%
400,000	Bakersfield California Wastewater Rev. Ser. 07A AGM	5.000	09/15/32	413,104
400,000	Clovis California Public Financing Auth. Wastewater Rev. Ser. 07 AMBAC	4.500	08/01/38	358,736
500,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/37	515,120
460,000	Hollister California Joint Powers Financing Auth. (Wastewater Rev. Refinancing & Improvement Project) Ser. 01 AGM	5.000	06/01/32	465,041
500,000	Los Angeles California Wastewater System Rev. Ref. Ser. 05A NATL RE	4.750	06/01/35	507,705
				2,259,706
	Special Assessment—4.4%
1,500,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/37	1,616,745
	Special Tax—3.7%
1,375,000	Tustin California Unified School District Special Tax Senior Lien (Community Facilities District No. 97-1) Ser. 02A AGM	5.000	09/01/38	1,375,234
	Tax Increment Revenue—0.8%
400,000	San Jose California Redevelopment Agency Tax Allocation Ref. (Merged Area Redevelopment Project) Ser. 06C NATL RE	4.250	08/01/30	310,132
	Water Revenue—8.4%
1,000,000	East Bay California Municipal Utility District Water System Rev. Ref. Ser. 07A NATL RE	5.000	06/01/32	1,061,840
500,000	East Bay California Municipal Utility District Water System Rev. Subordinated Ser. 05A NATL RE	5.000	06/01/35	519,030
500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	502,065
500,000	San Francisco City & County Public Utilities Commission Water Rev. Ser. 06A AGM	4.500	11/01/31	508,340
500,000	San Luis Obispo County California Financing Auth. Rev. (Nacimiento Water Project) Ser. 07A NATL RE	5.000	09/01/38	505,760
				3,097,035
	Total Investments (Cost $35,356,128)(a)—98.4%			36,288,306
	Other assets less liabilities—1.6%			595,242
	Net Assets—100.0%			$36,883,548

See Notes to Financial Statements.

82

Schedule of Investments (Continued)

PowerShares Insured California Municipal Bond Portfolio (PWZ)

October 31, 2011

Investment Abbreviations:
Auth.  – Authority
COP  – Certificate of Participation
Ref.  – Refunding Bonds
Rev.  – Revenue
Ser.    – Series

Glossary of Terms:
AGC  – Assured Guaranty Corp.
AGM  – Assured Guaranty Municipal Corp.
AMBAC  – American Municipal Bond Assurance Corp.
BHAC  – Berkshire Hathaway Assurance Corp.
FGIC  – Financial Guaranty Insurance Co.
NATL RE  – National Public Finance Guarantee Corp.

Notes to Schedule of Investments
(a)  This table, as of October 31, 2011, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower's obligations but may be called upon to satisfy the borrower's obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	32.3%
Assured Guaranty Corp.	28.6
National Public Finance Guarantee Corp.	23.1
American Municipal Bond Assurance Corp.	7.6

See Notes to Financial Statements.

83

Schedule of Investments

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.9%
	Ad Valorem Property Tax—11.3%
$2,000,000	Arcadia California Unified School District (Election 2006) Ser. 07A AGM	5.000%	08/01/37	$2,048,000
2,150,000	Beaumont Texas Independent School District School Building Ser. 09 AGC	5.000	02/15/38	2,329,030
3,000,000	Beaver County Pennsylvania Ser. 09 AGM	5.550	11/15/31	3,233,700
3,000,000	California State Ser. 05 NATL RE	4.750	03/01/35	2,933,580
1,000,000	Chicago Illinois Board of Education Ser. 11A	5.000	12/01/41	997,640
1,500,000	Chicago Illinois Ref. Ser. 10A AGM	5.000	01/01/27	1,542,405
11,500,000	Chicago Illinois Ref. Ser. 10A AGM	5.000	01/01/28	11,746,560
1,500,000	Chicago Illinois Ref. Ser. 10A AGM	5.000	01/01/29	1,521,990
5,000,000	Corona-Norca California Unified School District (Election 2006) Ser. 09B AGC	5.375	02/01/34	5,172,300
2,000,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM	5.500	08/01/39	2,109,340
1,500,000	District of Columbia Ser. 08E BHAC	5.000	06/01/33	1,587,735
1,000,000	El Monte California Union High School District (Election of 2008) Ser. 09A AGC	5.500	06/01/34	1,060,930
2,000,000	Lackawanna County Pennsylvania Ser. 10B AGM	5.000	09/01/35	1,940,260
2,500,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM	5.000	07/01/32	2,589,500
2,500,000	Philadelphia Pennsylvania Ser. 09B AGC	7.125	07/15/38	2,830,375
3,000,000	Port St. Lucie Florida Utility Rev. Ref. System Ser. 09 AGC	5.000	09/01/35	3,101,400
2,600,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.250	07/01/30	2,701,374
500,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	507,680
890,000	Reading Pennsylvania School District (State Aid Withholding) Ser. 08 AGM	5.000	03/01/35	904,347
2,000,000	Riverside Community College District (Election 2004) Ser. 07C NATL RE	5.000	08/01/32	2,062,240
2,500,000	San Jacinto Unified School District (Election 2006) Ser. 07 AGM	5.250	08/01/32	2,602,800
2,500,000	Victor Valley California Union High School District (Election 2008) Ser. 09A AGC	5.000	08/01/34	2,594,050
2,535,000	Yosemite California Community College District (Election 2004) Ser. 08C AGM	5.000	08/01/32	2,625,753
				60,742,989
	Auto Parking Revenue—0.9%
2,000,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/35	2,061,600
2,500,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/39	2,560,975
				4,622,575
	College Revenue—2.6%
3,000,000	District of Columbia Rev. (Catholic University of America) Ser. 07 NATL RE	5.000	10/01/29	3,059,670
4,245,000	Georgia State Higher Education Facilities Auth. Rev. (USG Real Estate III) Ser. 10A AGC	5.000	06/15/38	4,295,133
1,000,000	Lafayette Louisiana Public Trust Financing Auth. Rev. Ragin' Cajun Facilities (Housing & Parking Project) Ser. 10 AGM	5.500	10/01/41	1,047,270
1,250,000	Massachusetts State Health & Educational Facilities Auth. Rev. (Massachusetts Institute of Technology) Ser. 09O	6.000	07/01/36	1,446,238
500,000	New York State Dormitory Auth. Rev. (New York University) Ser. 01 AMBAC	5.500	07/01/40	614,240
1,000,000	New York State Dormitory Auth. Rev. (The New School) Ser. 10 AGM	5.500	07/01/43	1,059,970
250,000	New York State Dormitory Auth. Rev. Non-Special Treatment Supported Debt (Fordham University) Ser. 08B AGC	5.000	07/01/38	259,295
2,000,000	University of California Rev. Ser. 05C NATL RE	4.750	05/15/37	2,021,840
				13,803,656
	Electric Power Revenue—2.7%
3,000,000	Guam Power Auth. Rev. Ser. 10A (Guam) AGM	5.000	10/01/37	3,073,560
900,000	Kentucky State Municipal Power Agency System Rev. (Prairie State Project) Ser. 07A NATL RE	5.000	09/01/37	914,022
2,500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC	5.500	05/01/33	2,764,625
6,500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 11A AGM	5.000	05/01/36	6,877,585
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/30	1,044,950
				14,674,742

See Notes to Financial Statements.

84

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
	General Fund—0.4%
$500,000	California State Ref. Ser. 07 NATL RE	4.250%	08/01/33	$455,885
1,500,000	California State Ref. Ser. 11	5.000	09/01/41	1,492,980
				1,948,865
	Highway Tolls Revenue—8.7%
7,500,000	Delaware River Port Auth. Pennsylvania & New Jersey Rev. Ser. 10D AGM	5.000	01/01/40	7,737,825
500,000	Miami-Dade County Florida Expressway Auth. Toll System Rev. Ser. 06 AMBAC	5.000	07/01/37	504,930
4,250,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.500	01/01/29	4,624,000
4,000,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.750	01/01/39	4,315,640
16,000,000	North Texas Tollway Auth. Rev. Ref. System (First Tier) Ser. 08K-1 AGC	5.750	01/01/38	17,010,400
3,000,000	Pennsylvania State Turnpike Commission Rev. Subordinate Ser. 11A	6.500	12/01/36	3,397,560
8,000,000	Pennsylvania State Turnpike Common Turnpike Rev. Subordinate Ser. 08C AGC	6.250	06/01/38	8,928,880
				46,519,235
	Hospital Revenue—17.7%
500,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children's Hospital) Ser. 09 AGC	6.000	06/01/34	547,350
2,500,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children's Hospital) Ser. 09 AGC	6.000	06/01/39	2,723,350
500,000	California Health Facilities Financing Auth. Rev. (Childrens Hospital Los Angeles) Ser. 10A AGM	5.250	07/01/38	499,250
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/41	1,026,790
5,000,000	Christian County Kentucky Hospital Rev. (Hospital-Jennie Stuart Medical Center) Ser. 06 AGC	5.500	02/01/36	5,202,950
2,500,000	Cobb County Georgia Kennestone Hospital Auth. Rev. Certificates Sub-Ser 05B AMBAC	5.500	04/01/37	2,625,125
5,000,000	Colorado Health Facilities Auth. Rev. (Catholic Health) Ser. 06C-1 AGM	5.100	10/01/41	5,024,650
300,000	Connecticut State Health & Educational Facility Auth. (Yale - New Haven Hospital) Ser. 06J-1 AMBAC	5.000	07/01/31	310,176
1,570,000	District of Columbia Hospital Rev. (Children's Hospital Obligation Group) Ser. 08 AGC	5.250	07/15/38	1,591,996
3,000,000	District of Columbia Rev. (Medlantic/Helix-Remarketed) Ser. 98C AGM	5.000	08/15/38	3,052,500
3,000,000	Gwinnett County Georgia Hospital Auth. RAC (Gwinnett Hospital System) Ser. 07D AGM	5.500	07/01/41	3,117,480
2,000,000	Halifax Hospital Medical Center (Florida Hospital) Rev. Ser. 06B-1 AGM	5.500	06/01/38	2,058,760
3,800,000	Harris County Health Facilities Development Corp. Thermal Utility Rev. (TECO Project) Ser. 08 AGC	5.125	11/15/37	3,974,382
1,000,000	Illinois Finance Auth. Rev. (Carle Foundation) Ser. 11A AGM	6.000	08/15/41	1,053,590
1,000,000	Illinois Financing Auth. Rev. (Southern Illinois Healthcare) Ser. 05 AGM	5.250	03/01/30	1,039,570
1,700,000	Indiana Health & Educational Facilities Finance Auth. Rev. (St. Francis) Ref. Ser. 06E AGM	5.250	05/15/41	1,725,194
2,500,000	Iowa Finance Auth. Health Facilities Rev. (Remarketed) Ser. 08A AGC	5.625	08/15/37	2,660,825
5,500,000	Jefferson Parish Louisiana Hospital District No. 1 Hospital Rev. (West Jefferson Medical Center) Ser. 98B AGM	5.250	01/01/28	5,630,130
2,000,000	Johnston North Carolina Memorial Hospital Auth. Ser. 08 AGM	5.250	10/01/36	2,087,180
485,000	Maryland State Health & Higher Educational Facilities Auth. Rev. Ser. 06A NATL RE	4.750	07/01/36	480,102
8,270,000	Medford Oregon Hospital Facilities Auth. Rev. Ref. (Asanthe Health System) Ser. 10 AGM	5.500	08/15/28	8,988,994
4,500,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/41	4,550,490

See Notes to Financial Statements.

85

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$2,000,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000%	08/01/45	$2,013,940
10,000,000	New Jersey Health Care Facilities Financing Auth. Rev. (Virtua Health) Ser. 09 AGC	5.500	07/01/38	10,535,300
500,000	New Jersey Health Care Facilities Financing Auth. Rev. Ref. (Barnabas Health) Ser. 11A	5.625	07/01/37	495,600
1,000,000	Ohio State Higher Educational Facilities Community Rev. (Summa Health System 2010 Project) Ser. 10 AGM	5.250	11/15/35	1,008,880
2,500,000	Palm Beach County Florida Health Facilities Auth. Health Facilities Rev. (Bethesda Healthcare System, Inc. Project) Ser. 10A AGM	5.250	07/01/40	2,571,650
1,000,000	Roanoke Virgina Industrial Development Auth. Hospital Rev. (Carilion Health System) Remarketed Ser. 05B AGM	5.000	07/01/38	1,039,110
1,000,000	Scottsdale Arizona Industrial Development Auth. Hospital Rev. (Scottsdale Healthcare) Remarketed Ser. 06C AGM	5.000	09/01/35	988,950
1,000,000	Scottsdale Arizona Industrial Development Auth. Hospital Rev. (Scottsdale Healthcare) Remarketed Ser. 06D AGM	5.000	09/01/39	980,780
2,250,000	South Carolina Jobs-Economic Development Auth. Hospital Facilities Rev. (Ref-Palmetto Health-Remarketed) Ser. 08A AGM	5.000	08/01/35	2,206,912
1,000,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. & Improvement (Anmed Health) Ser. 09B AGC	5.500	02/01/38	1,022,070
4,350,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. (Palmetto Health) Ser. 11A AGM	6.500	08/01/39	4,767,121
1,000,000	South Fork Municipal Auth. Pennsylvania Hospital Rev. (Conemaugh Valley Memorial Hospital) Ser. 10B AGC	5.375	07/01/35	1,042,450
450,000	University of California Regents Medical Center Pooled Rev. Ser. 07A NATL RE	4.750	05/15/31	451,449
2,050,000	Washington State Health Care Facilities Auth. Rev. (Multicare Health System Remarketed) Ser. 07B AGM	5.500	08/15/38	2,129,684
850,000	Washington State Health Care Facilities Auth. Rev. (Providence Health) Ser. 06E AGM	5.250	10/01/33	886,949
2,500,000	Wisconsin Health & Educational Facilities Auth. Rev. (Gundersen Lutheran) Ser. 11A	5.250	10/15/39	2,492,650
				94,604,329
	Hotel Occupancy Tax—0.4%
2,000,000	Pittsburgh & Allegheny County Pennsylvania Sports & Exhibition Auth. Hotel Ref. Ser. 10 AGM	5.000	02/01/35	2,004,060
	Lease Revenue—7.1%
3,000,000	Arizona State COP (Department of Administration) Ser. 10A AGM	5.250	10/01/26	3,286,140
2,000,000	Arizona State COP (Department of Administration) Ser. 10A AGM	5.000	10/01/27	2,113,580
2,000,000	Arizona State COP (Department of Administration) Ser. 10A AGM	5.250	10/01/28	2,161,000
3,500,000	Arizona State Health Facilities Auth. (Catholic Healthcare West) Ser. 11B2 AGM	5.000	03/01/41	3,446,800
3,000,000	Carlsbad California University School District COP Ser. 09A AGC	5.000	10/01/34	3,070,710
500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/35	525,925
7,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC	5.500	04/01/39	7,123,130
2,150,000	Miami-Dade County Florida School Board COP Ser. 08B AGC	5.000	05/01/33	2,185,733
500,000	Miami-Dade County Florida School Board COP Ser. 09A AGC	5.375	02/01/34	518,305
3,000,000	Michigan State Building Auth. Rev. (Facilities Program) Ser. 09H AGM	5.000	10/15/26	3,204,630
4,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/29	4,323,600
5,000,000	State Public School Building Auth. Pennsylvania School Rev. (Harrisburg School District Project) Ser. 09A AGC	4.750	11/15/29	5,066,300

See Notes to Financial Statements.

86

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$1,000,000	Yuba California Levee Financing Auth. Rev. (Levee Financing Project) Ser. 08A AGC	5.000%	09/01/38	$1,019,160
				38,045,013
	Miscellaneous Revenue—6.7%
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/28	7,963,800
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/29	7,937,100
2,500,000	Dallas Texas Civic Center Rev. Ref. & Improvement Ser. 09 AGC	5.250	08/15/34	2,669,150
1,000,000	Hudson Yards Infrastructure Corp. New York Rev. Ser. 06A NATL RE	4.500	02/15/47	909,760
4,000,000	Hudson Yards Infrastructure Corp. New York Rev. Ser. 11A AGM	5.000	02/15/47	4,014,440
2,025,000	Indianapolis Indiana Local Public Improvement Bond Bank (Pilot Infrastructure Project) Ser. 10F AGM	5.000	01/01/35	2,137,286
1,000,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser 08A-1 AGC	6.000	12/01/33	1,063,480
3,000,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser 08A-1 AGC	6.000	12/01/38	3,188,700
1,000,000	New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC	6.500	01/01/46	1,059,650
1,000,000	Newark New Jersey Housing Auth. Housing Rev. (South Ward Police Facility) Ser. 09 AGC	6.750	12/01/38	1,157,530
3,535,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM	5.500	09/01/46	3,665,088
				35,765,984
	Port, Airport & Marina Revenue—7.5%
3,000,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.250	07/01/30	3,133,470
1,500,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.500	07/01/40	1,580,115
5,000,000	Chicago Illinois O'Hare International Airport Rev. (Ref-Third Indenture) Ser. 05A NATL RE	5.000	01/01/29	5,074,650
1,500,000	Manchester New Hampshire General Airport Rev. Ref. Remarketed Ser. 09A AGM	5.125	01/01/30	1,564,215
7,000,000	Miami-Dade County Florida Aviation Rev. Ser. 10B AGM	5.000	10/01/35	7,110,390
15,000,000	Philadelphia Pennsylvania Airport Rev. Ser. 10A AGM	5.000	06/15/35	15,230,100
500,000	Port Authority of New York & New Jersey (Consolidated One Hundred Forty-Eighth) Ser. 07 AGM	5.000	08/15/37	523,195
2,500,000	Port of Seattle Rev. (Intermediate Lien) Ref. Ser. 05A NATL RE	5.000	03/01/35	2,547,375
1,500,000	Sacramento County California Airport System Senior Rev. Ser. 08A AGM	5.000	07/01/41	1,516,830
2,000,000	San Jose California Airport Rev. Ser. 07B AMBAC	5.000	03/01/37	1,991,320
				40,271,660
	Recreational Revenue—1.8%
5,000,000	Miami-Dade County Florida Professional Sports Franchise Facilities Tax Ser. 09C AGC	5.375	10/01/28	5,346,650
4,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC	7.000	03/01/49	4,545,840
				9,892,490
	Sales Tax Revenue—3.9%
5,240,000	Bi-State Development Agency of Missouri-Illinois Metropolitan District Mass Transit Sales Tax (MetroLink Cross County Extension) Ser. 09 AGC	5.000	10/01/35	5,573,893
1,500,000	Central Puget Sound Regional Transportation Auth. Sales & Use Tax Rev. Ser. 07A AGM	5.000	11/01/34	1,583,340
400,000	Dallas Area Rapid Transit (SR Lien) Ser. 07 AMBAC	5.000	12/01/32	422,156
1,815,000	Illinois Regional Transportation Auth. Ser. 00 NATL RE	6.500	07/01/30	2,256,753
300,000	Illinois Regional Transportation Auth. Ser. 06A NATL RE	4.500	07/01/35	293,568

See Notes to Financial Statements.

87

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$3,000,000	Metropolitan Atlanta Rapid Transit Auth. Georgia Sales Tax Rev. Ref. (Third Indenture) Ser. 07B AGM	5.000%	07/01/37	$3,107,400
3,000,000	Pittsburgh & Allegheny County Pennsylvania Sports & Exhibition Auth. Sales Ref. (Regional Asset District) Ser. 10 AGM	5.000	02/01/31	3,133,710
2,500,000	Puerto Rico Sales Tax Financing Corp. (Sales Tax) Rev. First Subordinate Ser. 10A AGM	5.000	08/01/40	2,535,225
1,000,000	San Francisco California Bay Area Rapid Transit District Sales Tax Rev. Ref. Ser. 05A NATL RE	5.000	07/01/30	1,043,380
1,000,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. (Ref-Measure A) Ser. 07A AMBAC	5.000	04/01/36	1,050,170
				20,999,595
	Sewer Revenue—3.4%
2,500,000	Chicago Illinois Wastewater Transmission Rev. Ser. 08A BHAC	5.500	01/01/38	2,615,275
2,250,000	Detroit Michigan Sewer Disposal Rev. (Senior Lien-Remarketed) Ser. 03B AGM	7.500	07/01/33	2,663,910
2,500,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/37	2,575,600
3,000,000	King County Washington Sewer Rev. Ser. 07 AGM	5.000	01/01/42	3,118,110
500,000	Los Angeles California Wastewater System Rev. Ref. Ser. 05A NATL RE	4.750	06/01/35	507,705
1,400,000	Sacramento County California Sanitation District Financing Auth. Rev. (County Sanitation District 1) Ser. 05 NATL RE	5.000	08/01/35	1,444,226
5,000,000	Sacramento County California Sanitation District Financing Auth. Rev. (Sacramento Regional County Sanitation) Ser. 06 NATL RE	5.000	12/01/36	5,173,250
				18,098,076
	Special Assessment—0.8%
4,000,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/37	4,311,320
	Student Loan Revenue—0.7%
3,640,000	Maine Educational Loan Auth. Student Loan Rev. Ser. 09A-3 Class A AGC	5.875	12/01/39	3,794,409
	Tax Increment Revenue—2.0%
1,000,000	Park Creek Metropolitan District Colorado Rev. (Senior Limited Property Tax) Ser. 11A AGM	6.125	12/01/41	1,088,850
3,930,000	Westminster California Redevelopment Agency Tax Allocation Rev. Subordinate (Commercial Redevelopment Project No. 1) Ser. 09 AGC	6.250	11/01/39	4,440,979
5,000,000	Westminster California Redevelopment Agency Tax Allocation Rev. Subordinate (Commercial Redevelopment Project No. 1) Ser. 09 AGC	5.750	11/01/45	5,381,000
				10,910,829
	Transit Revenue—3.7%
500,000	Metropolitan Transportation Auth. New York Rev. Ref. Insured Ser. 02A AGM	5.750	11/15/32	510,495
2,755,000	Metropolitan Transportation Auth. New York Rev. Ser. 11A AGM	5.000	11/15/36	2,906,194
400,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 07A AMBAC	5.000	12/15/32	418,404
15,000,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A AGC	5.500	12/15/38	15,979,200
				19,814,293
	Water Revenue—15.6%
9,500,000	Atlanta Georgia Water & Wastewater Rev. Ser. 09-B AGM	5.250	11/01/34	9,876,960
1,000,000	Birmingham Alabama Waterworks & Sewer Board Rev. Ser. 09A AGC	5.250	01/01/39	1,042,930
2,250,000	Chicago Illinois Water Rev. Ref. (Second Lien) AGM	5.250	11/01/33	2,328,457
5,000,000	City of Cape Coral Florida Water & Sewer Rev. Ref. Ser. 11 AGM	5.000	10/01/41	5,117,550
2,000,000	Detroit Michigan Water Supply System Rev. (Second Lien-Remarketed) Ser. 06B AGM	6.250	07/01/36	2,252,120

See Notes to Financial Statements.

88

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$2,000,000	Detroit Michigan Water Supply System Rev. (Second Lien-Remarketed) Ser. 06B AGM	7.000%	07/01/36	$2,356,280
1,500,000	Detroit Water Supply System Rev. (Second Lien) Ref. Ser. 06C AGM	5.000	07/01/29	1,503,600
1,000,000	East Bay California Municipal Utility District Water System Rev. Subordinated Ser. 05A NATL RE	5.000	06/01/35	1,038,060
1,500,000	Florida Municipal Loan Council Ser. 11D AGM	5.500	10/01/41	1,606,425
3,570,000	Houston Texas Utility System Rev. Ref. (Combined-First Lien) Ser. 09A AGC	6.000	11/15/35	4,067,729
6,535,000	Indianapolis Indiana Local Public Improvement (Waterworks Project) Ser. 09A AGC	5.500	01/01/38	7,021,858
1,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	5.000	10/01/27	1,098,680
20,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	5.000	10/01/29	21,347,000
1,000,000	New York City Municipal Water Finance Auth Water & Sewer System Rev. (Second General Resolution) Ser. 08DD	6.000	06/15/40	1,147,110
400,000	New York City New York Municipal Water Finance Auth. Water & Sewer Rev. (Second General Resolution) Ser. 11GG	5.000	06/15/43	423,460
2,500,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 11 AGM	5.000	12/15/36	2,549,625
5,000,000	North Fort Bend Water Auth. Texas Water System Rev. Ser. 09 AGC	5.250	12/15/34	5,386,200
2,000,000	North Sumter County Florida Utility Dependent District Utility Rev. Ser. 10 AGM	5.375	10/01/40	2,062,000
875,000	Philadelphia Pennsylvania Water & Wastewater Rev. Ser. 10C AGM	5.000	08/01/40	917,245
2,790,000	Riverside California Water Rev. Ser. 08B AGM	5.000	10/01/38	2,920,879
500,000	San Francisco City & County Public Utilities Commission Water Rev. Ser. 06A AGM	4.500	11/01/31	508,340
1,000,000	San Jacinto Texas River Auth. Special Project Rev. (GRP Project) Ser. 11 AGM	5.000	10/01/37	1,028,910
500,000	San Luis Obispo County California Financing Auth. Rev. (Nacimiento Water Project) Ser. 07A NATL RE	5.000	09/01/38	505,760
5,470,000	Town of Davie Florida Water & Sewer Rev. Ser. 11 AGM	5.000	10/01/41	5,624,801
				83,731,979
	Total Investments (Cost $500,940,124)(a)—97.9%			524,556,099
	Other assets less liabilities—2.1%			11,115,272
	Net Assets—100.0%			$535,671,371

Investment Abbreviations:
Auth.  – Authority
COP  – Certificate of Participation
RAC  – Revenue Anticipation Certificates
Ref.  – Refunding Bonds
Rev.  – Revenue
Ser.    – Series

Glossary of Terms:
AGC  – Assured Guaranty Corp.
AGM  – Assured Guaranty Municipal Corp.
AMBAC  – American Municipal Bond Assurance Corp.
BHAC  – Berkshire Hathaway Assurance Corp.
NATL RE  – National Public Finance Guarantee Corp.

See Notes to Financial Statements.

89

Schedule of Investments (Continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2011

Notes to Schedule of Investments:
(a)  This table, as of October 31, 2011, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower's obligations but may be called upon to satisfy the borrower's obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	50.9%
Assured Guaranty Corp.	35.3
National Public Finance Guarantee Corp.	6.3

See Notes to Financial Statements.

90

Schedule of Investments

PowerShares Insured New York Municipal Bond Portfolio (PZT)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—98.1%
	Ad Valorem Property Tax—3.8%
$1,000,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.250%	07/01/30	$1,038,990
400,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	406,144
				1,445,134
	College Revenue—8.9%
1,000,000	New York State Dormitory Auth. Rev. (New York University) Ser. 01 AMBAC	5.500	07/01/40	1,228,480
1,500,000	New York State Dormitory Auth. Rev. (The New School) Ser. 10 AGM	5.500	07/01/43	1,589,955
500,000	New York State Dormitory Auth. Rev. Non-Special Treatment Supported Debt (Fordham University) Ser. 08B AGC	5.000	07/01/38	518,590
				3,337,025
	Electric Power Revenue—13.2%
4,500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC	5.500	05/01/33	4,976,325
	Highway Tolls Revenue—8.5%
1,000,000	New York State Thruway Auth. General Rev. Ser. 05G AGM	5.000	01/01/32	1,045,480
600,000	New York State Thruway Auth. General Rev. Ser. 07H NATL RE	5.000	01/01/37	617,250
400,000	Puerto Rico Commonwealth Highway & Transportation Auth. Rev. Ref. Ser. 07N FGIC	5.250	07/01/39	387,496
1,100,000	Triborough Bridge & Tunnel Auth. Rev. Ref. Ser. 02 NATL RE	5.000	11/15/32	1,134,727
				3,184,953
	Hospital Revenue—4.4%
600,000	New York State Dormitory Auth. Rev. (Mental Health Services Facilities Improvement) Ser. 05B AMBAC	5.000	02/15/30	620,682
1,000,000	New York State Dormitory Auth. Rev. Special Treatment Supported Debt (Mental Health Services Facilities Improvement) Ser. 08A AGM	5.000	02/15/38	1,051,560
				1,672,242
	Hotel Occupancy Tax—4.1%
1,500,000	New York Convention Center Development Corp. Rev. (Hotel Unit Fee Secured) Ser. 05 AMBAC	5.000	11/15/44	1,524,585
	Income Tax Revenue—1.3%
500,000	New York State Urban Development Corp. Rev. (State Personal Income Tax) Ser. 07C NATL RE	4.500	03/15/37	509,400
	Lease Revenue—4.5%
1,000,000	Puerto Rico Public Buildings Auth. Rev. Ref. (Government Facilities-Remarketed) Ser. 04K AGM	5.250	07/01/27	1,041,510
700,000	Rensselaer City School District Ser. 06 XLCA	5.000	06/01/36	662,116
				1,703,626
	Miscellaneous Revenue—16.8%
500,000	Erie County New York Industrial Development Agency School Facility Rev. (City School District of the city of Buffalo Project) Ser. 03A AGM	5.750	05/01/28	559,765
1,100,000	Hudson Yards Infrastructure Corp. New York Rev. Ser. 06A NATL RE	4.500	02/15/47	1,000,736
1,000,000	Hudson Yards Infrastructure Corp. New York Rev. Ser. 11A AGM AGM	5.000	02/15/47	1,003,610
2,000,000	New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC	6.500	01/01/46	2,119,300
1,000,000	New York City New York Transitional Finance Auth. Building Aid Rev. (Fiscal 2007) Ser. 06S-1 NATL RE	5.000	07/15/36	1,035,540

See Notes to Financial Statements.

91

Schedule of Investments (Continued)

PowerShares Insured New York Municipal Bond Portfolio (PZT)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (Continued)
$600,000	New York City Transitional Finance Auth. Building Aid Rev. Ser. 07S-2 NATL RE	4.250%	01/15/34	$587,298
				6,306,249
	Port, Airport & Marina Revenue—4.2%
1,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Forty-Eighth) Ser. 07 AGM	5.000	08/15/33	1,053,230
500,000	Port Authority of New York & New Jersey (Consolidated One Hundred Forty-Eighth) Ser. 07 AGM	5.000	08/15/37	523,195
				1,576,425
	Recreational Revenue—4.7%
1,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC	7.000	03/01/49	1,136,460
600,000	New York City Trust for Cultural Resources Rev. (American Museum of National History) Ser. 04A NATL RE	5.000	07/01/44	615,432
				1,751,892
	Sales Tax Revenue—10.4%
1,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Subordinate Ser. 10C AGM	5.125	08/01/42	1,022,910
2,690,000	Sales Tax Asset Receivables Corp. Ser. 04A AMBAC	5.000	10/15/32	2,883,250
				3,906,160
	Transit Revenue—8.5%
2,005,000	Metropolitan Transportation Auth. New York Rev. Ref. Insured Ser. 02A AGM	5.750	11/15/32	2,047,085
500,000	Metropolitan Transportation Auth. New York Rev. Ser. 11A AGM	5.000	11/15/36	527,440
600,000	Metropolitan Transportation Auth. Rev. Ser. 07A NATL RE	4.750	11/15/37	603,744
				3,178,269
	Water Revenue—4.8%
1,100,000	Nassau County New York Sewer & Storm Water Finance Auth. System Rev. Ser. 08A BHAC	5.375	11/01/28	1,219,779
600,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 07A AGM	4.250	06/15/39	587,550
				1,807,329
	Total Investments (Cost $35,080,008)(a)—98.1%			36,879,614
	Other assets less liabilities—1.9%			704,109
	Net Assets—100.0%			$37,583,723

Investment Abbreviations:
Auth.  – Authority
Ref.  – Refunding Bonds
Rev.  – Revenue
Ser.    – Series

See Notes to Financial Statements.

92

Schedule of Investments (Continued)

PowerShares Insured New York Municipal Bond Portfolio (PZT)

October 31, 2011

Glossary of Terms:
AGC  – Assured Guaranty Corp.
AGM  – Assured Guaranty Municipal Corp.
AMBAC  – American Municipal Bond Assurance Corp.
BHAC  – Berkshire Hathaway Assurance Corp.
FGIC  – Financial Guaranty Insurance Co.
NATL RE  – National Public Finance Guarantee Corp.
XLCA  – XL Capital Assurance, Inc.

Notes to Schedule of Investments:

(a)  This table, as of October 31, 2011, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower's obligations but may be called upon to satisfy the borrower's obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	36.6%
American Municipal Bond Assurance Corp.	17.0
Berkshire Hathaway Assurance Corp.	16.8
National Public Finance Guarantee Corp.	16.6
Assured Guaranty Corp.	10.2

See Notes to Financial Statements.

93

Schedule of Investments

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2011

Principal Amount			Interest Rate	Maturity Date	Value
		Corporate Bonds(a)—97.7%
		Australia—5.2%
AUD	250,000	Australia & New Zealand Banking Group Ltd., Series TD	8.500%	04/22/13	$278,354
EUR	100,000	BHP Billiton Finance Ltd., Series E, MTN	6.375	04/04/16	162,731
EUR	150,000	Commonwealth Bank of Australia, Series E, MTN	4.375	02/25/20	215,768
AUD	200,000	National Australia Bank Ltd.	8.250	05/20/13	222,460
AUD	1,150,000	National Australia Bank Ltd., Series DIP	6.750	09/16/14	1,264,601
EUR	150,000	National Australia Bank Ltd., Series G, MTN	4.000	07/13/20	210,050
EUR	100,000	Telstra Corp. Ltd., Series E, MTN	4.750	03/21/17	153,632
EUR	350,000	Westpac Banking Corp., Series E, MTN	4.250	09/22/16	508,207
AUD	500,000	Westpac Banking Corp., MTN	7.250	11/18/16	555,048
EUR	200,000	Westpac Banking Corp., Series E, MTN, 144A	4.125	05/25/18	285,220
GBP	150,000	Westpac Banking Corp., Series E, MTN	5.000	10/21/19	254,409
					4,110,480
		Austria—0.3%
EUR	150,000	Hypo Alpe-Adria-Bank International AG, Series E, MTN	4.375	01/24/17	209,623
		Belgium—0.3%
EUR	200,000	Fortis Bank SA/NV, Series E, MTN	5.757	10/04/17	278,817
		Canada—11.0%
CAD	125,000	Bank of Montreal, Series DPNT	3.930	04/27/15	133,150
CAD	400,000	Bank of Montreal, Series DPNT	3.490	06/10/16	419,318
CAD	550,000	Bank of Montreal, Series DPNT, 144A	2.960	08/02/16	563,063
CAD	150,000	Bank of Montreal, Series DPNT	6.020	05/02/18	177,546
CAD	125,000	Bank of Nova Scotia, Series DPNT	3.350	11/18/14	130,414
CAD	1,000,000	Bank of Nova Scotia, Series DPNT	3.340	03/25/15	1,043,564
CAD	200,000	Bank of Nova Scotia	3.610	02/22/16	210,992
CAD	100,000	Bell Canada, MTN	4.850	06/30/14	107,096
CAD	275,000	Bell Canada	3.600	12/02/15	285,909
CAD	325,000	Bell Canada	4.400	03/16/18	345,136
CAD	200,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT, MTN	3.100	03/02/15	207,044
CAD	450,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	3.400	01/14/16	470,456
CAD	500,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT, MTN	3.950	07/14/17	532,323
CAD	100,000	CDP Financial, Inc.	4.600	07/15/20	110,007
CAD	250,000	Manulife Financial Corp., MTN	4.896	06/02/14	263,410
CAD	150,000	Rogers Communications, Inc.	5.800	05/26/16	168,000
CAD	475,000	Rogers Communications, Inc.	5.340	03/22/21	504,186
CAD	250,000	Royal Bank of Canada, Series DPNT	3.360	01/11/16	261,263
CAD	350,000	Royal Bank of Canada, Series DPNT, 144A	3.030	07/26/16	359,856
CAD	350,000	Royal Bank of Canada, Series DPNT	3.660	01/25/17	367,302
CAD	500,000	Royal Bank of Canada	3.770	03/30/18	530,566
CAD	200,000	Shaw Communications, Inc.	5.650	10/01/19	214,383
CAD	300,000	Shaw Communications, Inc.	6.750	11/09/39	303,621
CAD	500,000	TELUS Corp., Series CH	5.050	07/23/20	538,324
CAD	300,000	Toronto-Dominion Bank (The), Series DPNT	2.948	08/02/16	307,642
GBP	100,000	Xstrata Canada Financial Corp., Series E, MTN	7.375	05/27/20	185,638
					8,740,209
		Cayman Islands—0.4%
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., Series E, MTN	5.500	02/11/41	344,209

See Notes to Financial Statements.

94

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2011

Principal Amount			Interest Rate	Maturity Date	Value
		Corporate Bonds(a) (Continued)
		Denmark—0.7%
EUR	250,000	Carlsberg Breweries A/S, Series E, MTN	3.375%	10/13/17	$348,105
EUR	150,000	Danske Bank A/S, Series E, MTN	3.875	05/18/16	208,721
					556,826
		Finland—0.2%
EUR	100,000	Nokia OYJ, Series E, MTN	5.500	02/04/14	146,373
		France—15.1%
EUR	150,000	Autoroutes Du Sud de La France SA, MTN	5.625	07/04/22	232,292
EUR	100,000	AXA SA, Series E, MTN	4.500	01/23/15	145,338
EUR	200,000	Banque Federative Du Credit Mutuel SA, Series E, MTN	4.000	10/22/20	243,309
EUR	100,000	Banque PSA Finance SA, Series E, MTN	4.250	02/25/16	134,517
EUR	350,000	BNP Paribas SA, Series E, MTN, 144A	3.500	03/07/16	491,100
EUR	200,000	BNP Paribas SA, Series E, MTN	5.431	09/07/17	280,391
EUR	250,000	BNP Paribas SA, Series emtn, MTN	3.750	11/25/20	341,623
EUR	100,000	Bouygues SA	6.125	07/03/15	155,940
EUR	100,000	Bouygues SA	4.250	07/22/20	143,884
EUR	100,000	Caisse Centrale Du Credit Immobilier de France, MTN	3.750	03/10/14	137,032
EUR	100,000	Carrefour SA, Series E, MTN	3.875	04/25/21	130,574
EUR	150,000	Casino Guichard Perrachon SA, Series E, MTN	4.481	11/12/18	204,903
EUR	350,000	Credit Agricole SA, Series E, MTN	5.971	02/01/18	492,841
EUR	150,000	Credit Agricole SA, Series emtn, MTN	5.875	06/11/19	207,094
EUR	100,000	Credit Agricole SA/London, Series E, MTN, 144A	3.625	03/08/16	139,504
EUR	100,000	Credit Mutuel Arkea Sac, Series E, MTN	5.000	06/28/17	143,611
EUR	100,000	Dexia Credit Local SA, Series E, MTN	5.375	07/21/14	129,453
EUR	150,000	EDF SA, Series E, MTN	6.250	01/25/21	254,465
EUR	400,000	EDF SA, Series E, MTN	4.625	09/11/24	592,354
GBP	400,000	EDF SA, Series E, MTN	6.250	05/30/28	754,339
GBP	500,000	EDF SA, Series E, MTN	6.125	06/02/34	916,260
EUR	75,000	France Telecom SA, Series E, MTN	4.750	02/21/17	115,297
EUR	1,000,000	France Telecom SA, Series E, MTN	3.875	04/09/20	1,435,306
GBP	150,000	France Telecom SA, Series E, MTN	8.125	11/20/28	335,688
EUR	200,000	GDF Suez, Series E, MTN	6.875	01/24/19	349,374
EUR	1,000,000	GDF Suez, Series E, MTN	3.500	10/18/22	1,380,108
EUR	100,000	Gie GDF Suez Alliance, Series E, MTN	5.750	06/24/23	166,709
EUR	100,000	LVMH Moet Hennessy Louis Vuitton SA, Series E, MTN	4.375	05/12/14	148,163
EUR	50,000	Societe Generale SA, Series E, MTN	3.750	08/21/14	69,749
EUR	150,000	Societe Generale SA, Series E, MTN	3.125	09/21/17	193,496
GBP	300,000	Societe Generale SA, Series E, MTN	5.400	01/30/18	405,000
EUR	300,000	Societe Generale SA, Series E, MTN	4.750	03/02/21	405,588
EUR	100,000	Suez Environnement Co., Series E, MTN	4.078	05/17/21	143,360
EUR	100,000	Veolia Environnement SA, Series E, MTN	4.375	01/16/17	148,194
GBP	150,000	Veolia Environnement SA, Series E, MTN	6.125	10/29/37	271,870
EUR	100,000	Vivendi SA, Series E, MTN	3.500	07/13/15	142,157
					11,980,883
		Germany—2.3%
EUR	100,000	Bertelsmann AG	4.750	09/26/16	149,909
EUR	150,000	Commerzbank AG, Series E, MTN	3.875	03/22/17	211,860
EUR	150,000	Commerzbank AG, Series E, MTN	6.375	03/22/19	173,217
EUR	250,000	Commerzbank AG, Series E, MTN	4.000	09/16/20	331,554
EUR	100,000	Commerzbank AG, Series E, MTN	7.750	03/16/21	121,028

See Notes to Financial Statements.

95

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2011

Principal Amount			Interest Rate	Maturity Date	Value
		Corporate Bonds(a) (Continued)
EUR	150,000	Deutsche Bank AG, Series E, MTN	5.125%	08/31/17	$231,190
EUR	150,000	Deutsche Bank AG, Series E, MTN	5.000	06/24/20	198,994
EUR	100,000	Merck Financial Services GMBH, Series E, MTN	4.500	03/24/20	150,642
EUR	100,000	Metro AG, Series E, MTN	7.625	03/05/15	159,438
EUR	100,000	Volkswagen Leasing GMBH, Series E, MTN	2.750	07/13/15	141,157
					1,868,989
		Italy—8.0%
EUR	200,000	Assicurazioni Generali SpA, Series E, MTN	5.125	09/16/24	267,507
EUR	100,000	Atlantia SpA, Series E, MTN	5.000	06/09/14	144,391
EUR	700,000	Atlantia SpA, Series E, MTN	3.375	09/18/17	933,655
EUR	100,000	Banco Popolare SC	4.000	04/06/13	134,924
EUR	100,000	Banco Popolare SC, Series E, MTN	4.125	10/22/14	132,509
GBP	650,000	Enel SpA, Series E, MTN	6.250	06/20/19	1,093,747
EUR	200,000	ENI SpA, Series E, MTN	3.500	01/29/18	276,548
EUR	400,000	ENI SpA	4.125	09/16/19	566,229
EUR	100,000	Intesa Sanpaolo SpA, Series E, MTN	5.375	12/19/13	141,231
EUR	200,000	Intesa Sanpaolo SpA, Series E, MTN	3.375	01/19/15	264,390
EUR	300,000	Intesa Sanpaolo SpA, Series E, MTN, 144A	4.125	01/14/16	399,408
EUR	200,000	Intesa Sanpaolo SpA, Series G, MTN	4.000	11/08/18	247,868
EUR	100,000	Intesa Sanpaolo SpA, Series E, MTN	5.150	07/16/20	125,278
EUR	300,000	Telecom Italia SpA, MTN	5.125	01/25/16	411,419
GBP	200,000	Telecom Italia SpA, Series E, MTN	7.375	12/15/17	341,156
EUR	200,000	Telecom Italia SpA, Series E, MTN	5.250	02/10/22	243,196
EUR	100,000	Terna Rete Elettrica Nazionale SpA, Series E, MTN	4.750	03/15/21	133,993
EUR	100,000	Unicredit SpA, Series E, MTN	5.250	01/14/14	139,817
EUR	300,000	UniCredit SpA, Series E, MTN	5.750	09/26/17	377,863
					6,375,129
		Japan—2.8%
JPY	50,000,000	Development Bank of Japan	1.650	06/20/12	646,560
JPY	20,000,000	Development Bank of Japan	1.750	03/17/17	272,001
JPY	50,000,000	Development Bank of Japan	1.050	06/20/23	625,850
JPY	20,000,000	East Japan Railway Co., Series 3	3.950	02/25/16	294,347
JPY	40,000,000	Tokyo Electric Power Co., Inc. (The), Series 517	1.355	06/15/15	364,429
					2,203,187
		Jersey Islands—1.2%
GBP	500,000	BAA Funding Ltd., Series E, MTN	6.750	12/03/26	934,660
		Luxembourg—1.8%
EUR	200,000	ArcelorMittal	9.375	06/03/16	318,823
EUR	250,000	Finmeccanica Finance SA, Series E, MTN	8.125	12/03/13	378,394
EUR	250,000	Glencore Finance Europe SA, Series E, MTN	5.250	03/22/17	353,059
CHF	225,000	Nestle Finance International Ltd., Series E, MTN	2.000	08/05/13	267,082
EUR	100,000	Novartis Finance SA, Series E, MTN	4.250	06/15/16	154,351
					1,471,709
		Netherlands—14.3%
EUR	200,000	ABN AMRO Bank NV, Series E, MTN	4.250	04/11/16	285,333
EUR	400,000	ABN AMRO Bank NV, Series E, MTN	3.625	10/06/17	544,958
EUR	250,000	Allianz Finance II BV, Series E, MTN	4.750	07/22/19	376,291
EUR	100,000	BMW Finance NV, Series E, MTN	3.250	01/28/16	145,125
EUR	200,000	BMW Finance NV, Series E, MTN	3.875	01/18/17	293,328

See Notes to Financial Statements.

96

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2011

Principal Amount			Interest Rate	Maturity Date	Value
		Corporate Bonds(a) (Continued)
EUR	100,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series E, MTN	3.000%	02/16/15	$142,349
EUR	650,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series E, MTN	3.375	04/21/17	920,218
EUR	100,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series E, MTN	4.750	01/15/18	151,043
EUR	500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series G, MTN	4.125	01/14/20	723,738
EUR	300,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series G, MTN	3.750	11/09/20	384,924
EUR	100,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba/Netherlands, Series E, MTN, 144A	4.125	01/12/21	144,472
EUR	150,000	Deutsche Bahn Finance BV, MTN	4.875	03/12/19	237,394
EUR	500,000	Deutsche Telekom International Finance BV, Series E, MTN	4.250	07/13/22	723,086
EUR	1,100,000	E.ON International Finance BV, Series E, MTN	5.750	05/07/20	1,806,209
EUR	250,000	EDP Finance BV, Series E, MTN	3.250	03/16/15	298,936
EUR	100,000	ENEL Finance International NV, Series E, MTN, 144A	4.125	07/12/17	134,798
EUR	250,000	ENEL Finance International NV, Series E, MTN, 144A	5.000	09/14/22	330,651
EUR	100,000	Fortis Bank Nederland NV, Series E, MTN	4.000	02/03/15	141,980
EUR	100,000	ING Bank NV	3.375	03/03/15	139,366
GBP	150,000	ING Bank NV, Series E, MTN	5.375	04/15/21	249,588
EUR	100,000	ING Groep NV, Series E, MTN	4.750	05/31/17	141,312
EUR	200,000	KBC Internationale Financieringsmaatschappij NV, Series E, MTN, 144A	3.875	03/31/15	269,615
EUR	100,000	Koninklijke KPN NV, Series G, MTN	4.000	06/22/15	146,411
EUR	150,000	Koninklijke KPN NV, Series G, MTN	3.750	09/21/20	208,891
GBP	100,000	Koninklijke KPN NV, Series G, MTN	5.750	09/17/29	176,976
EUR	200,000	Repsol International Finance BV, Series E, MTN	6.500	03/27/14	302,736
EUR	100,000	RWE Finance BV, Series E, MTN	6.625	01/31/19	169,973
GBP	300,000	RWE Finance BV, Series E, MTN	5.500	07/06/22	527,776
EUR	500,000	Shell International Finance BV, Series E, MTN	4.375	05/14/18	774,012
EUR	90,000	Siemens Financieringsmaatschappij NV, Series E, MTN	5.125	02/20/17	143,816
EUR	100,000	Siemens Financieringsmaatschappij NV, Series E, MTN	5.625	06/11/18	165,348
EUR	100,000	Volkswagen International Finance NV, Series E, MTN	7.000	02/09/16	162,916
					11,363,569
		Norway—0.3%
EUR	125,000	DnB NOR Bank ASA, Series E, MTN	3.875	06/29/20	174,012
EUR	50,000	Telenor ASA, Series E, MTN	4.875	05/29/17	77,390
					251,402
		Spain—6.2%
EUR	100,000	Abertis Infraestructuras SA	4.625	10/14/16	138,653
EUR	100,000	Abertis Infraestructuras SA	5.125	06/12/17	139,775
EUR	100,000	BBVA Senior Finance SAU, Series G, MTN	3.250	04/23/15	132,518
EUR	150,000	BBVA Senior Finance SAU, Series G, MTN	3.875	08/06/15	201,986
EUR	100,000	Gas Natural Capital Markets SA, Series E, MTN	5.250	07/09/14	145,160
EUR	200,000	Iberdrola Finanzas Sau, Series E, MTN	4.125	03/23/20	262,766
GBP	400,000	Iberdrola Finanzas Sau, Series E, MTN	7.375	01/29/24	736,191
EUR	200,000	Santander International Debt SA Unipersonal	4.250	04/07/14	277,682
EUR	100,000	Santander International Debt SA Unipersonal, MTN	3.500	08/12/14	136,204
EUR	300,000	Santander International Debt SA Unipersonal, Series E, MTN, 144A	4.500	05/18/15	414,429
EUR	100,000	Santander International Debt SA Unipersonal, Series E, MTN	4.125	10/04/17	131,811
EUR	200,000	Telefonica Emisiones Sau, MTN, 144A	4.750	02/07/17	280,485

See Notes to Financial Statements.

97

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2011

Principal Amount			Interest Rate	Maturity Date	Value
		Corporate Bonds(a) (Continued)
GBP	100,000	Telefonica Emisiones Sau, Series E, MTN	5.289%	12/09/22	$153,283
EUR	250,000	Telefonica Emisiones SAU, Series E, MTN	3.406	03/24/15	342,447
EUR	1,000,000	Telefonica Emisiones SAU, Series G, MTN, 144A	3.661	09/18/17	1,325,323
EUR	100,000	Telefonica Emisiones SAU, Series E, MTN	4.693	11/11/19	135,134
					4,953,847
		Sweden—2.0%
EUR	100,000	Akzo Nobel Sweden Finance AB	7.750	01/31/14	155,176
EUR	200,000	Nordea Bank AB, Series E, MTN	2.750	08/11/15	277,738
EUR	100,000	Nordea Bank AB, Series E, MTN	4.500	03/26/20	131,891
EUR	100,000	Skandinaviska Enskilda Banken AB, Series G, MTN	5.500	05/06/14	148,127
EUR	300,000	Vattenfall AB, Series E, MTN	6.250	03/17/21	517,547
SEK	1,000,000	Volvo Treasury AB, Series E, MTN	4.500	04/04/14	157,747
EUR	150,000	Volvo Treasury AB, Series E, MTN	5.000	05/31/17	218,239
					1,606,465
		Switzerland—4.5%
EUR	150,000	Credit Suisse AG/Guernsey, Series E, MTN	2.875	09/24/15	206,172
EUR	225,000	Credit Suisse AG/London, Series E, MTN	3.875	01/25/17	315,449
CHF	300,000	Holcim Ltd., Series E, MTN	4.000	12/09/13	362,397
CHF	600,000	Roche Kapitalmarkt AG, 144A	4.500	03/23/17	812,407
CHF	150,000	Swisscom AG, Series 1	3.500	04/08/14	184,485
CHF	500,000	Swisscom AG	3.250	09/14/18	627,935
EUR	225,000	UBS AG/London, Series E, MTN	3.500	07/15/15	316,195
GBP	250,000	UBS AG/London, Series E, MTN	6.375	07/20/16	444,842
GBP	100,000	UBS AG/London, Series E, MTN	6.625	04/11/18	182,027
EUR	100,000	UBS AG/London, Series E, MTN	6.000	04/18/18	155,550
					3,607,459
		United Kingdom—20.5%
EUR	100,000	Abbey National Treasury Services PLC/London, Series E, MTN	3.375	10/20/15	132,434
GBP	150,000	Bank of Scotland PLC	9.375	05/15/21	233,675
EUR	150,000	Barclays, Series E, MTN	4.125	03/15/16	211,573
GBP	950,000	Barclays Bank PLC, Series E, MTN	10.000	05/21/21	1,687,565
GBP	500,000	Barclays Bank PLC, Series E, MTN	5.750	08/17/21	842,900
GBP	150,000	Bat International Finance PLC, Series E, MTN	6.375	12/12/19	283,865
GBP	200,000	BAT International Finance PLC, Series E, MTN	7.250	03/12/24	405,849
EUR	100,000	British Telecommunications PLC, Series E, MTN	6.500	07/07/15	156,895
GBP	200,000	British Telecommunications PLC, MTN	8.750	12/07/16	395,509
GBP	750,000	Centrica PLC, Series E, MTN	6.375	03/10/22	1,431,907
GBP	500,000	GlaxoSmithKline Capital PLC, Series E, MTN	5.250	12/19/33	924,072
GBP	200,000	GlaxoSmithKline Capital PLC, Series E, MTN	6.375	03/09/39	423,815
AUD	200,000	HSBC Bank PLC	6.750	03/12/15	218,651
EUR	200,000	HSBC Bank PLC, Series E, MTN	3.750	11/30/16	285,522
GBP	850,000	HSBC Holdings PLC, Series E, MTN	6.500	05/20/24	1,588,077
GBP	350,000	HSBC Holdings PLC, Series E, MTN	5.750	12/20/27	524,735
GBP	100,000	HSBC Holdings PLC	6.750	09/11/28	166,052
GBP	300,000	Imperial Tobacco Finance PLC, Series E, MTN	7.750	06/24/19	589,305
GBP	200,000	Imperial Tobacco Finance PLC, Series E, MTN	9.000	02/17/22	427,928
GBP	175,000	Lloyds TSB Bank PLC, Series E, MTN	6.375	04/15/14	295,212
GBP	550,000	Lloyds TSB Bank PLC, Series E, MTN	7.625	04/22/25	758,942
EUR	200,000	Nationwide Building Society, MTN	3.750	01/20/15	278,739
GBP	100,000	Nationwide Building Society, Series E, MTN	5.625	09/09/19	165,817

See Notes to Financial Statements.

98

Schedule of Investments (Continued)

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2011

Principal Amount			Interest Rate	Maturity Date	Value
		Corporate Bonds(a) (Continued)
GBP	100,000	Old Mutual PLC, Series E, MTN	7.125%	10/19/16	$173,751
GBP	125,000	Old Mutual PLC, Series E, MTN	8.000	06/03/21	191,259
GBP	200,000	Royal Bank of Scotland PLC (The), Series E, MTN	6.375	04/29/14	336,907
GBP	900,000	Royal Bank of Scotland PLC (The), Series E, MTN	6.000	05/17/17	1,488,289
GBP	500,000	Royal Bank of Scotland PLC (The), Series E, MTN	6.875	05/17/25	807,041
GBP	100,000	Sse PLC, Series E, MTN	8.375	11/20/28	229,078
EUR	300,000	Standard Chartered PLC, MTN	3.625	12/15/15	422,735
GBP	125,000	Tesco PLC, Series E, MTN	6.125	02/24/22	236,888
					16,314,987
		United States—0.6%
EUR	100,000	BMW US Capital LLC, Series E, MTN	5.000	05/28/15	153,232
EUR	200,000	Zurich Finance USA, Inc., Series E, MTN	4.500	09/17/14	292,180
					445,412
		Total Investments (Cost $77,410,705)—97.7%			77,764,235
		Other assets less liabilities—2.3%			1,795,134
		Net Assets—100.0%			$79,559,369

Investment Abbreviations:
DIP  – Debt Issuance Program
DPNT  – Deposit Notes
MTN  – Medium-Term Notes

Currency Legend:
AUD  – Australian Dollar
CAD  – Canadian Dollar
CHF  – Swiss Franc
EUR  – Euro
GBP  – British Pound
JPY  – Japanese Yen
SEK  – Swedish Krona

Notes to Schedule of Investments:

(a)  Foreign denominated security. Principal amount denominated in currency indicated.

144A  – Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold in the transaction exempt from registration, typically to qualified institutional buyers.

See Notes to Financial Statements.

99

Schedule of Investments

PowerShares Preferred Portfolio (PGX)

October 31, 2011

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—99.8%
	Banks—50.3%
318,830	BAC Capital Trust VIII, 6.00%	$6,848,468
568,905	BAC Capital Trust X, 6.25%, Series B	12,305,415
1,828,780	Bank of America Corp., 8.20%, Series H	44,000,447
1,559,473	Bank of America Corp., 8.63%, Series 8	38,534,578
2,492,701	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)	61,470,007
609,262	BB&T Capital Trust VI, 9.60%	15,901,738
270,088	BNY Capital V, 5.95%, Series F	6,763,004
1,226,470	Countrywide Capital V, 7.00%	26,246,458
1,120,370	Deutsche Bank Capital Funding Trust IX, 6.63%	24,692,955
322,496	Deutsche Bank Contingent Capital Trust III, 7.60%	7,746,354
1,451,223	Deutsche Bank Contingent Capital Trust V, 8.05%	35,961,306
667,960	Fifth Third Capital Trust VI, 7.25%	16,899,388
590,377	Goldman Sachs Group, Inc. (The), 6.13%	14,399,295
356,765	Goldman Sachs Group, Inc. (The), 6.20%, Series B	8,879,881
230,468	Goldman Sachs Group, Inc. (The), 6.50%*	5,706,388
1,930,320	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	51,636,060
1,742,138	HSBC Holdings PLC, 8.13% (United Kingdom)	45,678,858
2,078,651	JPMorgan Chase & Co., 8.63%, Series J	56,788,745
1,344,801	JPMorgan Chase Capital X, 7.00%	34,601,730
444,698	KeyCorp Capital IX, 6.75%	11,170,814
384,948	Lloyds Banking Group PLC, 7.75% (United Kingdom)	9,816,174
319,896	National City Capital Trust II, 6.63%	8,122,159
440,421	PNC Capital Trust D, 6.13%	11,147,055
178,407	PNC Financial Services Group, Inc., 9.88%, Series L	4,906,192
538,902	Santander Finance Preferred SA Unipersonal, 10.50%, Series 10 (Spain)	14,442,574
1,208,691	USB Capital XI, 6.60%	30,591,969
1,131,816	Wachovia Capital Trust IV, 6.38%	28,363,309
2,435,324	Wells Fargo & Co., 8.00%, Series J	68,773,550
		702,394,871
	Chemicals—0.2%
21,609	E.I. du Pont de Nemours & Co., 4.50%, Series B	2,155,174
	Diversified Financial Services—21.7%
88,745	Ameriprise Financial, Inc., 7.75%	2,481,310
154,460	Capital One Capital II, 7.50%	3,884,669
2,196,040	Citigroup Capital XII, 8.50%	56,218,624
2,462,313	Citigroup Capital XIII, 7.88%	66,310,089

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (Continued)
673,657	Credit Suisse Guernsey, 7.90% (Switzerland)	$17,636,340
799,908	General Electric Capital Corp., 5.88%	20,381,656
1,594,408	General Electric Capital Corp., 6.10%	41,119,782
862,700	JPMorgan Chase Capital XXIX, 6.70%	21,817,683
853,214	JPMorgan Chase Capital XXVIII, 7.20%	21,543,654
2,119,883	Morgan Stanley Capital Trust VII, 6.60%	49,223,683
134,086	SLM Corp., 6.00%	2,748,763
		303,366,253
	Electric—5.2%
738,193	Alabama Power Co., 5.88%, Series 07-B(~)	19,584,260
110,262	BGE Capital Trust II, 6.20%	2,842,554
22,262	Consolidated Edison Co. of New York, Inc., 5.00%, Series A	2,248,462
323,722	Dominion Resources, Inc., 8.38%, Series A	9,378,226
139,382	Entergy Arkansas, Inc., 5.75%	3,706,168
213,206	Entergy Texas, Inc., 7.88%	6,266,124
79,863	Interstate Power & Light Co., 8.38%, Series B	2,313,631
661,401	NextEra Energy Capital Holdings, Inc., 6.60%, Series A	17,090,602
55,631	Pacific Gas & Electric Co., 6.00%, Series A	1,680,056
80,190	SCANA Corp., 7.70%	2,273,387
179,211	Xcel Energy, Inc., 7.60%	4,962,353
		72,345,823
	Insurance—11.4%
1,453,821	Aegon NV, 6.38% (Netherlands)	31,039,078
900,780	Allianz SE, 8.38% (Germany)	23,645,475
783,176	American International Group, Inc., 7.70%	18,968,523
145,359	Arch Capital Group Ltd., 8.00%, Series A	3,706,655
186,281	Assured Guaranty Municipal Holdings, Inc., 6.25%	4,209,951
111,156	Berkley W.R. Capital Trust II, 6.75%	2,778,900
114,257	Endurance Specialty Holdings Ltd., 7.50%, Series B (Bermuda)	2,858,710
99,731	Endurance Specialty Holdings Ltd., 7.75%, Series A	2,539,151
141,949	Everest Re Capital Trust II, 6.20%, Series B	3,496,204
76,532	Markel Corp., 7.50%	1,951,566
772,170	MetLife, Inc., 6.50%, Series B	19,535,901
246,662	PartnerRe Ltd., 6.75%, Series C	6,164,083
173,263	PartnerRe Ltd., 7.25%, Series E (Bermuda)	4,461,522
254,268	Principal Financial Group, Inc., 6.52%, Series B	6,547,401

See Notes to Financial Statements.

100

Schedule of Investments (Continued)

PowerShares Preferred Portfolio (PGX)

October 31, 2011

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (Continued)
408,156	Prudential Financial, Inc., 9.00%	$11,171,230
250,071	Prudential PLC, 6.50% (United Kingdom)	6,319,294
269,820	RenaissanceRe Holdings Ltd., 6.60%, Series D	6,691,536
47,337	Selective Insurance Group, Inc., 7.50%	1,182,478
62,108	Torchmark Capital Trust III, 7.10%	1,577,543
		158,845,201
	Media—2.9%
323,428	CBS Corp., 6.75%	8,163,323
922,861	Comcast Corp., 7.00%, Series B	23,422,212
338,634	Viacom, Inc., 6.85%	8,645,326
		40,230,861
	REITS—5.3%
79,954	Equity Residential Properties, 6.48%, Series N	2,018,838
359,422	Kimco Realty Corp., 7.75%, Series G	9,215,580
127,741	PS Business Parks, Inc., 7.00%, Series H	3,212,686
1,460,261	Public Storage, 6.50%, Series Q(~)	38,507,083
159,145	Realty Income Corp., 6.75%, Series E	4,061,380
340,335	Vornado Realty LP, 7.88%	9,107,365
322,231	Vornado Realty Trust, 6.63%, Series I	8,010,663
		74,133,595
	Telecommunications—2.8%
522,072	AT&T, Inc., 6.38%	14,022,854
292,328	Qwest Corp., 7.38%	7,527,446
279,069	Qwest Corp., 7.50%*	7,099,515
284,953	Telephone & Data Systems, Inc., 6.63%(~)	7,195,063
150,481	U.S. Cellular Corp., 6.95%	3,853,819
		39,698,697
	Total Preferred Stocks and Other Equity Interests (Cost $1,293,097,429)	1,393,170,475
	Money Market Fund—0.9%
12,243,273	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $12,243,273)	12,243,273
	Total Investments (Cost $1,305,340,702)—100.7%	1,405,413,748
	Liabilities in excess of other assets—(0.7%)	(9,955,302)
	Net Assets—100.0%	$1,395,458,446

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

*  Non-income producing security.

This Fund has holdings greater than 10% of net assets in the following countries:

United Kingdom	12.5%

(~)  Affiliated Investment. See Note 4.

See Notes to Financial Statements.

101

Schedule of Investments

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2011

Principal Amount		Interest Rate (!)	Maturity Date	Value
	Municipal Bonds (#)—97.6%
	Ad Valorem Property Tax—6.8%
$3,700,000	Chicago Illinois Board of Education Ser. 00B AGM	2.500%	03/01/32	$3,700,000
18,320,000	Chicago Illinois Board of Education Ser. 00D AGM	2.350	03/01/32	18,320,000
5,000,000	Luzerne County Pennsylvania Ser. 06A AGM	0.150	11/15/26	5,000,000
400,000	New York – City of New York Sub-Ser. 96-J3 (Remarketed)	0.110	02/15/16	400,000
1,500,000	Shelby County Tennessee Ser. 06C	0.130	12/01/31	1,500,000
				28,920,000
	College Revenue—19.5%
2,160,000	Broward County Florida Educational Facilities Auth. Rev. (Nova Southeastern University) Ser. 02A	0.360	04/01/22	2,160,000
15,000,000	District of Columbia Rev. (George Washington University-Remarketed) Ser. 00B	0.160	09/15/29	15,000,000
27,900,000	Houston Higher Education Finance Corp. (Rice University Project) Rev. Ref. Ser. 06B	0.090	11/15/29	27,900,000
20,000,000	New York State Dormitory Auth. Rev. (Rockefeller University) Ser. 09B	0.090	07/01/40	20,000,000
3,000,000	Rhode Island State Health & Educational Building Corp. Rev. (Catholic School Pool Program) Ser. 05A	0.280	04/01/35	3,000,000
15,100,000	University of Texas Rev. (Financing System) Ser. 08B	0.050	08/01/32	15,100,000
				83,160,000
	Electric Power Revenue—10.9%
23,100,000	Austin Texas Water & Wastewater System Rev. Ref. Ser. 04 AGM	0.320	05/15/24	23,100,000
12,470,000	JEA Florida Electric System Rev. Ser. Three 08C-2	0.110	10/01/34	12,470,000
2,000,000	Long Island Power Auth. Electric System Rev. (Remarketed) Ser. 03I AGM	1.750	12/01/29	2,000,000
9,000,000	Long Island Power Auth. Electric System Rev. Ser. 03D AGM	1.850	12/01/29	9,000,000
				46,570,000
	Fuel Sales Tax Revenue—0.7%
3,050,000	Metropolitan Transportation Auth. New York Dedicated Tax Fund Ser. 02-B AGM	1.500	11/01/22	3,050,000
	General Fund—0.1%
500,000	North Carolina State Public Improvements Ser. 02D	0.120	05/01/21	500,000
	Highway Tolls Revenue—26.9%
10,000,000	Bay Area Toll Auth. California Toll Bridge Rev. Remarketed Ser. 07A-1	0.080	04/01/47	10,000,000
1,800,000	Illinois State Toll Highway Auth. Rev. Ref. Ser. 98B AGM	0.290	01/01/16	1,800,000
1,400,000	Illinois State Toll Highway Auth. Rev. Ref. Ser. 98B AGM	0.290	01/01/17	1,400,000
17,300,000	New Jersey State Turnpike Auth. Turnpike Rev. Ser. 03C-1 AGM	0.350	01/01/24	17,300,000
14,850,000	New Jersey State Turnpike Auth. Turnpike Rev. Ser. 03C-2 AGM	1.750	01/01/24	14,850,000
700,000	New Jersey State Turnpike Auth. Turnpike Rev. Ser. 91-D NATL RE	0.850	01/01/18	700,000
16,935,000	Oregon State Department of Transportation (Highway User Tax) Rev. Sub-Lien Ser. 06B-1	1.000	11/15/26	16,935,000
1,000,000	Orlando & Orange County Expressway Auth. (Florida Expressway) Ref. Rev. Ser. 03-C-2 AGM	0.750	07/01/25	1,000,000
5,000,000	Orlando & Orange County Expressway Auth. (Florida Expressway) Rev. Ref. Sub-Ser. 08B-1	0.180	07/01/40	5,000,000
18,000,000	Orlando & Orange County Florida Expressway Auth. Ref. Ser. 03C3 AGM	1.000	07/01/25	18,000,000
25,000,000	Triborough Bridge & Tunnel Auth. New York (GEM) Rev. Ref. Sub-Ser. 05B-2	1.750	01/01/32	25,000,000
2,910,000	Triborough Bridge & Tunnel Auth. New York Rev. Ser. 05A	1.500	11/01/35	2,910,000
				114,895,000

See Notes to Financial Statements.

102

Schedule of Investments (Continued)

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2011

Principal Amount		Interest Rate (!)	Maturity Date	Value
	Municipal Bonds (#) (Continued)
	Hospital Revenue—4.9%
$15,585,000	Illinois Finance Auth. Rev. (Elmhurst Memorial Healthcare) Ser. 08E	0.310%	01/01/48	$15,585,000
5,550,000	Russell Kentucky Rev. (Bon Secours Health System Obligated Group) Ser. 02-B AGM	2.100	11/01/26	5,550,000
				21,135,000
	Industrial Revenue—2.6%
800,000	Fairfax County Virginia Economic Development Auth. Rev. (NISH Project) Ser. 02	0.360	08/01/32	800,000
2,300,000	Mississippi Business Financing Corp. Rev. (DDR Gulfport Promenade LLC Project) Ser. 07	1.000	12/01/37	2,300,000
7,945,000	Rensselaer County New York Industrial Development Agency Civic Facility Rev. (Rensselaer Polytech Institute Project) Ser. 97-A	0.120	02/01/22	7,945,000
				11,045,000
	Lease Revenue—1.9%
5,000,000	Broward County Florida School Board COP Ser. 05 AGM	0.180	07/01/21	5,000,000
3,215,000	San Francisco California City & County Finance Corp. Lease Rev. Ref. (Moscone Center) Ser. 08-1	0.120	04/01/30	3,215,000
				8,215,000
	Local Housing Revenue—1.0%
990,000	Alabama Housing Financing Auth. Ref. Ser. 89	1.300	04/01/14	990,000
3,380,000	Colorado Housing & Financing Auth. (Multi-Family Project) Class I Ser. 05A2	2.750	04/01/36	3,380,000
				4,370,000
	Miscellaneous Revenue—12.0%
400,000	Baltimore Maryland Industrial Development Auth. (Baltimore Capital Acquisition) Ser. 86	0.280	08/01/16	400,000
1,500,000	Blount County Tennessee Public Building Auth. Local Government Public Improvement (City of Knoxville) Ser. 02-A-4-A	0.780	06/01/32	1,500,000
3,885,000	Clarksville Tennessee Public Building Auth. Rev. (Pooled Financing Tennessee Municipal Bond Fund) Ser. 99	0.260	06/01/29	3,885,000
2,600,000	Delaware Valley Pennsylvania Regional Finance Auth. Local Government Rev. Ser. 85A	0.230	12/01/18	2,600,000
15,000,000	Delaware Valley Pennsylvania Regional Finance Auth. Local Government Rev. Ser. 85C	0.230	12/01/20	15,000,000
11,500,000	Delaware Valley Pennsylvania Regional Finance Auth. Local Government Rev. Ser. 86-1	0.240	08/01/16	11,500,000
10,000,000	Illinois State Ser. 03B	3.250	10/01/33	10,000,000
1,300,000	Montgomery County Tennessee Public Building Auth. Pooled Funding Government Obligation (Tennessee County Loan Pool) Ser. 95	0.260	03/01/25	1,300,000
5,165,000	Southern California Public Power Auth. Transmission Project Rev. (Southern Transmission Project) Ser. 01-A AGM	0.200	07/01/21	5,165,000
				51,350,000
	Multiple Utility Revenue—4.5%
19,350,000	Colorado Springs Colorado Utilities Rev. (Sub-Lien Improvement) Ser. 06B	0.340	11/01/36	19,350,000
	Transit Revenue—3.8%
16,190,000	Metropolitan Transportation Auth. New York Rev. Ref. Ser. 02D-1 AGM	0.340	11/01/29	16,190,000

See Notes to Financial Statements.

103

Schedule of Investments (Continued)

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2011

Principal Amount		Interest Rate (!)	Maturity Date	Value
	Municipal Bonds (#) (Continued)
	Water Revenue—2.0%
$6,400,000	Metropolitan Water District Southern California Waterworks Rev. Ref. Ser. 08A-2	0.100%	07/01/37	$6,400,000
2,000,000	Metropolitan Water District Southern California Waterworks Rev. Ser. 00B-2	0.300	07/01/35	2,000,000
				8,400,000
	Total Investments (Cost $417,150,000)(a)—97.6%			417,150,000
	Other assets less liabilities—2.4%			10,351,698
	Net Assets—100.0%			$427,501,698

Investment Abbreviations:
Auth.  – Authority
COP  – Certificate of Participation
Ref.  – Refunding Bonds
Rev.  – Revenue
Ser.    – Series

Glossary of Terms:
AGM  – Assured Guaranty Municipal Corp.
NATL RE  – National Public Finance Guarantee Corp.

Notes to Schedule of Investments:

(#)  Demand Securities payable upon demand by the Fund for an amount equal to par value plus accrued interest at specified time intervals.

(!)  Variable rate coupon. Stated interest rate was in effect at October 31, 2011.

(a)  This table, as of October 31, 2011, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower's obligations but may be called upon to satisfy the borrower's obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	36.1%

See Notes to Financial Statements.

104

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Statements of Assets and Liabilities

October 31, 2011

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares CEF Income Composite Portfolio (PCEF)	PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Convertible Securities Portfolio (CVRT)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
ASSETS:
Unaffiliated investments, at value	$258,767,833	$655,215,666	$243,498,685	$3,530,545	$9,021,126	$1,303,945,361	$558,694,216
Affiliated investments, at value (Note 4)	—	—	920,800	—	—	—	—
Total Investments, at value	258,767,833	655,215,666	244,419,485	3,530,545	9,021,126	1,303,945,361	558,694,216
Cash	—	—	—	—	—	—	—
Foreign currencies, at value	—	—	—	9,020	—	—	—
Receivables:
Dividends and interest	2,507,602	10,254,836	238,976	27,932	53,845	19,847,275	10,649,352
Investments sold	1,575,344	—	—	—	—	—	9,065,877
Foreign tax reclaims	—	—	—	—	—	—	—
Shares sold	—	—	—	—	—	21,958,168	10,922,170
Total Assets	262,850,779	665,470,502	244,658,461	3,567,497	9,074,971	1,345,750,804	589,331,615
LIABILITIES:
Due to custodian	577,375	715,185	149,750	30,457	27,548	5,036,300	2,266,000
Payables:
Shares repurchased	1,570,155	—	—	—	—	—	3,645,082
Investments purchased	—	—	—	—	—	21,062,087	16,461,361
Accrued unitary management fees	57,438	159,309	100,777	1,329	2,597	528,407	227,882
Accrued expenses	—	335	—	—	—	—	—
Total Liabilities	2,204,968	874,829	250,527	31,786	30,145	26,626,794	22,600,325
NET ASSETS	$260,645,811	$664,595,673	$244,407,934	$3,535,711	$9,044,826	$1,319,124,010	$566,731,290
NET ASSETS CONSIST OF:
Shares of beneficial interest	$238,154,919	$602,789,135	$258,274,802	$3,637,313	$10,000,025	$1,287,932,096	$562,425,462
Undistributed net investment income (loss)	—	—	—	7,873	(61,281)	—	—
Undistributed net realized gain (loss)	(24,151)	(6,399)	(6,250,313)	—	6,717	(2,526,023)	(64,648)
Net unrealized appreciation (depreciation)	22,515,043	61,812,937	(7,616,555)	(109,475)	(900,635)	33,717,937	4,370,476
Net Assets	$260,645,811	$664,595,673	$244,407,934	$3,535,711	$9,044,826	$1,319,124,010	$566,731,290
Shares outstanding (unlimited amount authorized, $0.01 par value)	8,300,000	23,600,000	10,250,000	150,001	400,001	48,100,000	31,100,000
Net asset value	$31.40	$28.16	$23.84	$23.57	$22.61	$27.42	$18.22
Share price	$31.54	$28.18	$23.86	$23.72	$22.72	$27.45	$18.21
Unaffiliated investments, at cost	$236,252,790	$593,402,729	$251,163,670	$3,640,287	$9,921,761	$1,270,227,424	$554,323,740
Affiliated investments, at cost	$—	$—	$872,370	$—	$—	$—	$—
Total investments, at cost	$236,252,790	$593,402,729	$252,036,040	$3,640,287	$9,921,761	$1,270,227,424	$554,323,740
Foreign currencies, at cost	$—	$—	$—	$9,023	$—	$—	$—

See Notes to Financial Statements.

106

	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	PowerShares Insured California Municipal Bond Portfolio (PWZ)	PowerShares Insured National Municipal Bond Portfolio (PZA)	PowerShares Insured New York Municipal Bond Portfolio (PZT)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares Preferred Portfolio (PGX)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
ASSETS:
Unaffiliated investments, at value	$4,923,861	$36,288,306	$524,556,099	$36,879,614	$77,764,235	$1,340,127,342	$417,150,000
Affiliated investments, at value (Note 4)	—	—	—	—	—	65,286,406	—
Total Investments, at value	4,923,861	36,288,306	524,556,099	36,879,614	77,764,235	1,405,413,748	417,150,000
Cash	—	86,444	6,891,216	106,164	—	—	10,190,859
Foreign currencies, at value	—	—	—	—	434,564	—	—
Receivables:
Dividends and interest	57,260	518,191	7,431,206	607,427	1,658,429	3,882,160	251,630
Investments sold	—	—	4,579,300	—	3,064,398	395,993	—
Foreign tax reclaims	—	—	—	—	30,249	—	—
Shares sold	1,229,515	—	1,193,770	—	1,403,857	2,813,016	—
Total Assets	6,210,636	36,892,941	544,651,591	37,593,205	84,355,732	1,412,504,917	427,592,489
LIABILITIES:
Due to custodian	48,396	—	—	—	274,372	7,425,326	—
Payables:
Shares repurchased	—	—	—	—	—	—	—
Investments purchased	1,203,274	—	8,853,700	—	4,490,021	9,043,399	—
Accrued unitary management fees	694	8,781	125,908	8,870	31,970	577,746	90,179
Accrued expenses	—	612	612	612	—	—	612
Total Liabilities	1,252,364	9,393	8,980,220	9,482	4,796,363	17,046,471	90,791
NET ASSETS	$4,958,272	$36,883,548	$535,671,371	$37,583,723	$79,559,369	$1,395,458,446	$427,501,698
NET ASSETS CONSIST OF:
Shares of beneficial interest	$4,938,370	$36,422,713	$518,330,423	$36,120,988	$79,291,876	$1,366,330,931	$427,419,037
Undistributed net investment income (loss)	10,296	—	—	—	20,752	—	79,561
Undistributed net realized gain (loss)	177	(471,343)	(6,275,027)	(336,871)	(101,006)	(70,945,531)	3,100
Net unrealized appreciation (depreciation)	9,429	932,178	23,615,975	1,799,606	347,747	100,073,046	—
Net Assets	$4,958,272	$36,883,548	$535,671,371	$37,583,723	$79,559,369	$1,395,458,446	$427,501,698
Shares outstanding (unlimited amount authorized, $0.01 par value)	200,001	1,550,000	22,350,000	1,600,000	2,850,000	99,950,000	17,100,000
Net asset value	$24.79	$23.80	$23.97	$23.49	$27.92	$13.96	$25.00
Share price	$25.25	$23.80	$23.98	$23.45	$27.67	$14.00	$25.00
Unaffiliated investments, at cost	$4,914,432	$35,356,128	$500,940,124	$35,080,008	$77,410,705	$1,244,297,634	$417,150,000
Affiliated investments, at cost	$—	$—	$—	$—	$—	$61,043,068	$—
Total investments, at cost	$4,914,432	$35,356,128	$500,940,124	$35,080,008	$77,410,705	$1,305,340,702	$417,150,000
Foreign currencies, at cost	$—	$—	$—	$—	$425,267	$—	$—

107

Statements of Operations

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares CEF Income Composite Portfolio (PCEF)	PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Convertible Securities Portfolio (CVRT)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
	Year Ended October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2011	For the Period September 22, 2011* Through October 31, 2011	For the Period May 23, 2011* Through October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2011
INVESTMENT INCOME:
Unaffiliated interest income	$8,220,350	$38,270,837	$—	$14,094	$5,064	$60,694,295	$28,818,400
Unaffiliated dividend income	512	10,204	11,806,650	24	53,573	4,114	2,612
Affiliated dividend income (Note 4)	—	—	42,852	—	—	—	—
Foreign withholding tax	—	—	—	—	—	—	—
Total Income	8,220,862	38,281,041	11,849,502	14,118	58,637	60,698,409	28,821,012
EXPENSES:
Unitary management fees	669,997	2,249,746	1,068,973	1,624	14,081	5,250,369	2,350,858
Other expenses	—	335	—	—	—	—	—
Total Expenses	669,997	2,250,081	1,068,973	1,624	14,081	5,250,369	2,350,858
Unitary management fees waivers	—	(449,949)	—	—	—	—	—
Net Expenses	669,997	1,800,132	1,068,973	1,624	14,081	5,250,369	2,350,858
Net Investment Income	7,550,865	36,480,909	10,780,529	12,494	44,556	55,448,040	26,470,154
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Unaffiliated investments	(521,274)	108,965	(5,568,713)	—	6,717	(1,071,647)	669,492
Affiliated investments (Note 4)	—	—	(6,702)	—	—	—	—
In-kind redemptions	6,801,898	6,866,135	1,999,426	—	—	29,034,459	8,749,472
Foreign currencies	—	—	—	(4,621)	—	—	—
Distributions from underlying fund shares	—	—	53,496	—	—	—	—
Net realized gain (loss)	6,280,624	6,975,100	(3,522,493)	(4,621)	6,717	27,962,812	9,418,964
Change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	20,286,449	45,620,373	(13,005,596)	(109,759)	(900,635)	(52,878,502)	(13,818,861)
Affiliated investments (Note 4)	—	—	43,439	—	—	—	—
Foreign currencies	—	—	—	284	—	—	—
Net change in unrealized appreciation (depreciation)	20,286,449	45,620,373	(12,962,157)	(109,475)	(900,635)	(52,878,502)	(13,818,861)
Net realized and unrealized gain (loss)	26,567,073	52,595,473	(16,484,650)	(114,096)	(893,918)	(24,915,690)	(4,399,897)
Net increase (decrease) in net assets resulting from operations	$34,117,938	$89,076,382	$(5,704,121)	$(101,602)	$(849,362)	$30,532,350	$22,070,257

*  Commencement of Investment Operations.

See Notes to Financial Statements.

108

	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	PowerShares Insured California Municipal Bond Portfolio (PWZ)	PowerShares Insured National Municipal Bond Portfolio (PZA)	PowerShares Insured New York Municipal Bond Portfolio (PZT)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares Preferred Portfolio (PGX)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
	For the Period September 12, 2011* Through October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2011
INVESTMENT INCOME:
Unaffiliated interest income	$11,244	$1,798,438	$25,546,836	$1,769,155	$2,054,449	$—	$3,912,086
Unaffiliated dividend income	—	—	—	—	—	96,924,815	—
Affiliated dividend income (Note 4)	—	—	—	—	—	2,882,154	—
Foreign withholding tax	—	—	—	—	(5,972)	—	—
Total Income	11,244	1,798,438	25,546,836	1,769,155	2,048,477	99,806,969	3,912,086
EXPENSES:
Unitary management fees	948	131,155	1,788,594	131,996	257,162	6,935,189	1,199,782
Other expenses	—	—	—	—	—	—	—
Total Expenses	948	131,155	1,788,594	131,996	257,162	6,935,189	1,199,782
Unitary management fees waivers	—	(26,231)	(357,719)	(26,399)	—	—	—
Net Expenses	948	104,924	1,430,875	105,597	257,162	6,935,189	1,199,782
Net Investment Income	10,296	1,693,514	24,115,961	1,663,558	1,791,315	92,871,780	2,712,304
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Unaffiliated investments	177	(466,002)	(4,611,527)	(74,902)	(13,441)	(478,907)	3,100
Affiliated investments (Note 4)	—	—	—	—	—	212,075	—
In-kind redemptions	—	—	—	—	—	28,242,944	—
Foreign currencies	—	—	—	—	(234,598)	—	—
Distributions from underlying fund shares	—	—	—	—	—	—	—
Net realized gain (loss)	177	(466,002)	(4,611,527)	(74,902)	(248,039)	27,976,112	3,100
Change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	9,429	(663,698)	(9,241,390)	(503,425)	(628,548)	(60,571,436)	(3,100)
Affiliated investments (Note 4)	—	—	—	—	—	(2,195,720)	—
Foreign currencies	—	—	—	—	17,368	—	—
Net change in unrealized appreciation (depreciation)	9,429	(663,698)	(9,241,390)	(503,425)	(611,180)	(62,767,156)	(3,100)
Net realized and unrealized gain (loss)	9,606	(1,129,700)	(13,852,917)	(578,327)	(859,219)	(34,791,044)	—
Net increase (decrease) in net assets resulting from operations	$19,902	$563,814	$10,263,044	$1,085,231	$932,096	$58,080,736	$2,712,304

109

Statements of Changes in Net Assets

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)		PowerShares Build America Bond Portfolio (BAB)		PowerShares CEF Income Composite Portfolio (PCEF)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	For the Period November 16, 2009* Through October 31, 2010	Year Ended October 31, 2011	For the Period February 16, 2010* Through October 31, 2010
OPERATIONS:
Net investment income	$7,550,865	$2,372,573	$36,480,909	$15,156,662	$10,780,529	$4,013,118
Net realized gain (loss)	6,280,624	2,213,832	6,975,100	(115,364)	(3,522,493)	(730,229)
Net change in unrealized appreciation (depreciation)	20,286,449	2,602,479	45,620,373	16,192,564	(12,962,157)	5,345,602
Net increase (decrease) in net assets resulting from operations	34,117,938	7,188,884	89,076,382	31,233,862	(5,704,121)	8,628,491
Undistributed net investment income (loss) included in the price of units issued and redeemed	(537,064)	(14,231)	(32,562)	104,373	(839,818)	394,437
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,567,687)	(2,372,573)	(36,589,874)	(15,160,337)	(11,566,710)	(4,013,118)
Tax-exempt income	—	—	—	—	—	—
Return of capital	(1,172,598)	(343,489)	(136)	(274,123)	(5,278,599)	(1,913,266)
Total distributions to shareholders	(8,740,285)	(2,716,062)	(36,590,010)	(15,434,460)	(16,845,309)	(5,926,384)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	236,842,494	46,531,933	220,533,673	553,806,111	124,581,030	178,467,464
Value of shares repurchased	(77,598,569)	(41,160,807)	(178,029,885)	—	(23,717,326)	(15,075,911)
Net income (loss) equalization	537,064	14,231	32,562	(104,373)	839,818	(394,437)
Net increase in net assets resulting from shares transactions	159,780,989	5,385,357	42,536,350	553,701,738	101,703,522	162,997,116
Increase in Net Assets	184,621,578	9,843,948	94,990,160	569,605,513	78,314,274	166,093,660
NET ASSETS:
Beginning of period	76,024,233	66,180,285	569,605,513	—	166,093,660	—
End of period	$260,645,811	$76,024,233	$664,595,673	$569,605,513	$244,407,934	$166,093,660
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—	$—	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	8,250,000	1,650,000	8,400,000	21,800,000	4,850,000	6,950,000
Shares repurchased	(2,550,000)	(1,450,000)	(6,600,000)	—	(950,000)	(600,000)
Shares outstanding, beginning of period	2,600,000	2,400,000	21,800,000	—	6,350,000	—
Shares outstanding, end of period	8,300,000	2,600,000	23,600,000	21,800,000	10,250,000	6,350,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

110

	PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Convertible Securities Portfolio (CVRT)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)		PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
	For the Period September 22, 2011* Through October 31, 2011	For the Period May 23, 2011* Through October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$12,494	$44,556	$55,448,040	$35,667,756	$26,470,154	$17,867,170
Net realized gain (loss)	(4,621)	6,717	27,962,812	3,996,026	9,418,964	10,253,446
Net change in unrealized appreciation (depreciation)	(109,475)	(900,635)	(52,878,502)	65,240,729	(13,818,861)	3,874,819
Net increase (decrease) in net assets resulting from operations	(101,602)	(849,362)	30,532,350	104,904,511	22,070,257	31,995,435
Undistributed net investment income (loss) included in the price of units issued and redeemed	(45)	—	(1,802,803)	(1,385,806)	(286,551)	737,118
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(105,837)	(55,448,040)	(35,667,756)	(27,203,655)	(18,390,580)
Tax-exempt income	—	—	—	—	—	—
Return of capital	—	—	(2,170,104)	(870,695)	(1,664,398)	—
Total distributions to shareholders	—	(105,837)	(57,618,144)	(36,538,451)	(28,868,053)	(18,390,580)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	3,637,313	10,000,025	817,550,513	597,967,608	340,784,446	281,534,114
Value of shares repurchased	—	—	(474,255,610)	(83,295,548)	(159,148,339)	(75,182,109)
Net income (loss) equalization	45	—	1,802,803	1,385,806	286,551	(737,118)
Net increase in net assets resulting from shares transactions	3,637,358	10,000,025	345,097,706	516,057,866	181,922,658	205,614,887
Increase in Net Assets	3,535,711	9,044,826	316,209,109	583,038,120	174,838,311	219,956,860
NET ASSETS:
Beginning of period	—	—	1,002,914,901	419,876,781	391,892,979	171,936,119
End of period	$3,535,711	$9,044,826	$1,319,124,010	$1,002,914,901	$566,731,290	$391,892,979
Undistributed net investment income (loss) at end of period	$7,873	$(61,281)	$—	$—	$—	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,001	400,001	30,300,000	22,300,000	18,600,000	15,600,000
Shares repurchased	—	—	(17,700,000)	(3,200,000)	(8,700,000)	(4,200,000)
Shares outstanding, beginning of period	—	—	35,500,000	16,400,000	21,200,000	9,800,000
Shares outstanding, end of period	150,001	400,001	48,100,000	35,500,000	31,100,000	21,200,000

111

Statements of Changes in Net Assets (Continued)

	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	PowerShares Insured California Municipal Bond Portfolio (PWZ)		PowerShares Insured National Municipal Bond Portfolio (PZA)		PowerShares Insured New York Municipal Bond Portfolio (PZT)
	For the Period September 12, 2011* Through October 31, 2011	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$10,296	$1,693,514	$1,644,013	$24,115,961	$24,021,840	$1,663,558	$1,679,546
Net realized gain (loss)	177	(466,002)	(5,341)	(4,611,527)	1,119,903	(74,902)	5,046
Net change in unrealized appreciation (depreciation)	9,429	(663,698)	1,344,695	(9,241,390)	15,017,058	(503,425)	1,471,771
Net increase in net assets resulting from operations	19,902	563,814	2,983,367	10,263,044	40,158,801	1,085,231	3,156,363
Undistributed net investment income (loss) included in the price of units issued and redeemed	4,643	10,480	(20,779)	158,946	(389,154)	5,567	(17,667)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(42,301)	(60,190)	(360,319)	(603,904)	(72,315)	(46,279)
Tax-exempt income	—	(1,693,514)	(1,648,334)	(24,115,961)	(24,021,840)	(1,657,801)	(1,672,734)
Return of capital	—	—	—	—	—	—	—
Total distributions to shareholders	—	(1,735,815)	(1,708,524)	(24,476,280)	(24,625,744)	(1,730,116)	(1,719,013)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,938,370	12,525,306	10,638,278	92,707,240	218,698,787	4,537,940	7,000,013
Value of shares repurchased	—	(18,109,973)	—	(200,889,119)	(22,453,010)	(8,006,947)	—
Net income (loss) equalization	(4,643)	(10,480)	20,779	(158,946)	389,154	(5,567)	17,667
Net increase (decrease) in net assets resulting from shares transactions	4,933,727	(5,595,147)	10,659,057	(108,340,825)	196,634,931	(3,474,574)	7,017,680
Increase (Decrease) in Net Assets	4,958,272	(6,756,668)	11,913,121	(122,395,115)	211,778,834	(4,113,892)	8,437,363
NET ASSETS:
Beginning of period	—	43,640,216	31,727,095	658,066,486	446,287,652	41,697,615	33,260,252
End of period	$4,958,272	$36,883,548	$43,640,216	$535,671,371	$658,066,486	$37,583,723	$41,697,615
Undistributed net investment income at end of period	$10,296	$—	$—	$—	$—	$—	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	200,001	550,000	450,000	4,000,000	9,150,000	200,000	300,000
Shares repurchased	—	(800,000)	—	(8,750,000)	(950,000)	(350,000)	—
Shares outstanding, beginning of period	—	1,800,000	1,350,000	27,100,000	18,900,000	1,750,000	1,450,000
Shares outstanding, end of period	200,001	1,550,000	1,800,000	22,350,000	27,100,000	1,600,000	1,750,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

112

	PowerShares International Corporate Bond Portfolio (PICB)		PowerShares Preferred Portfolio (PGX)		PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
	Year Ended October 31, 2011	For the Period June 1, 2010* Through October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$1,791,315	$81,544	$92,871,780	$67,851,970	$2,712,304	$2,598,825
Net realized gain (loss)	(248,039)	(71,971)	27,976,112	17,294,444	3,100	—
Net change in unrealized appreciation (depreciation)	(611,180)	958,927	(62,767,156)	74,744,017	(3,100)	—
Net increase in net assets resulting from operations	932,096	968,500	58,080,736	159,890,431	2,712,304	2,598,825
Undistributed net investment income (loss) included in the price of units issued and redeemed	(621,056)	(328,637)	(509,240)	(3,433,172)	172,709	451,710
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,637,494)	—	(92,902,364)	(72,023,335)	—	(18,602)
Tax-exempt income	—	—	—	—	(2,632,743)	(2,598,825)
Return of capital	(312,166)	(106,097)	—	(1,246,520)	—	—
Total distributions to shareholders	(1,949,660)	(106,097)	(92,902,364)	(73,269,855)	(2,632,743)	(2,617,427)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	49,368,208	33,081,133	204,818,245	529,699,942	28,745,704	73,741,501
Value of shares repurchased	(2,734,811)	—	(120,519,123)	(40,264,274)	(238,736,572)	(506,188,944)
Net income (loss) equalization	621,056	328,637	509,240	3,433,172	(172,709)	(451,710)
Net increase (decrease) in net assets resulting from shares transactions	47,254,453	33,409,770	84,808,362	492,868,840	(210,163,577)	(432,899,153)
Increase (Decrease) in Net Assets	45,615,833	33,943,536	49,477,494	576,056,244	(209,911,307)	(432,466,045)
NET ASSETS:
Beginning of period	33,943,536	—	1,345,980,952	769,924,708	637,413,005	1,069,879,050
End of period	$79,559,369	$33,943,536	$1,395,458,446	$1,345,980,952	$427,501,698	$637,413,005
Undistributed net investment income at end of period	$20,752	$18,389	$—	$—	$79,561	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,750,000	1,200,000	14,450,000	38,050,000	1,150,000	2,950,000
Shares repurchased	(100,000)	—	(8,750,000)	(3,000,000)	(9,550,000)	(20,250,000)
Shares outstanding, beginning of period	1,200,000	—	94,250,000	59,200,000	25,500,000	42,800,000
Shares outstanding, end of period	2,850,000	1,200,000	99,950,000	94,250,000	17,100,000	25,500,000

113

Financial Highlights

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,					For the Period October 11, 2007* Through
	2011	2010	2009	2008		October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$29.24	$27.58	$26.31	$25.64		$25.21
Net investment income**	0.81	0.87	0.92	0.99		0.07
Net realized and unrealized gain on investments	2.26	1.79	1.33	0.79		0.36
Total from investment operations	3.07	2.66	2.25	1.78		0.43
Distribution to shareholders from:
Net investment income	(0.79)	(0.87)	(0.91)	(1.10)		—
Return of capital	(0.12)	(0.13)	(0.07)	(0.01)		—
Total distributions	(0.91)	(1.00)	(0.98)	(1.11)		—
Net asset value at end of period	$31.40	$29.24	$27.58	$26.31		$25.64
Share price at end of period***	$31.54	$29.23	$27.59	$26.36
NET ASSET VALUE TOTAL RETURN****	10.86%	9.91%	8.55%	7.00%		1.71%
SHARE PRICE TOTAL RETURN****	11.38%	9.84%	8.38%	6.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$260,646	$76,024	$66,180	$63,147		$15,384
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%		0.25	%†
Net investment income	2.82%	3.12%	3.22%	3.79%		4.55	%†
Portfolio turnover rate ††	4%	1%	1%	0	%(a)	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.06)	$(0.01)	$0.01	$(0.04)		$0.01

PowerShares Build America Bond Portfolio (BAB)

	Year Ended October 31, 2011		For the Period November 16, 2009* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$26.13		$24.90
Net investment income**	1.49		1.30
Net realized and unrealized gain on investments	2.03		1.17
Total from investment operations	3.52		2.47
Distribution to shareholders from:
Net investment income	(1.49)		(1.22)
Return of capital	(0.00	)(b)	(0.02)
Total distributions	(1.49)		(1.24)
Net asset value at end of period	$28.16		$26.13
Share price at end of period***	$28.18		$26.16
NET ASSET VALUE TOTAL RETURN****	14.10%		10.16	%(c)
SHARE PRICE TOTAL RETURN****	14.04%		10.29	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$664,596		$569,606
Ratio to average net assets of:
Expenses, after Waivers>	0.28%		0.28	%†
Expenses, prior to Waivers>	0.35%		0.35	%†
Net investment income	5.68%		5.42	%†
Portfolio turnover rate ††	15%		5%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(b)	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  In addition to the fees and expenses, which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds your Fund invests in. The effect of the estimated investment companies expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than 1%.

(b)  Amount represents less than $0.005.

(c)  The net asset value total return from Fund Inception (November 17, 2009, first day of trading on the Exchange) to October 31, 2010 was 10.34%. The share price total return from Fund Inception to October 31, 2010 was 10.06%.

See Notes to Financial Statements.

114

Financial Highlights (Continued)

PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31, 2011	For the Period February 16, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$26.16	$25.00
Net investment income**	1.27	1.03
Net realized and unrealized gain (loss) on investments	(1.57)	1.58
Total from investment operations	(0.30)	2.61
Distribution to shareholders from:
Net investment income	(1.39)	(0.98)
Return of capital	(0.63)	(0.47)
Total distributions	(2.02)	(1.45)
Net asset value at end of period	$23.84	$26.16
Share price at end of period***	$23.86	$26.18
NET ASSET VALUE TOTAL RETURN****	(1.26)%	10.78	%(a)
SHARE PRICE TOTAL RETURN****	(1.26)%	10.81	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$244,408	$166,094
Ratio to average net assets of:
Expenses>	0.50%	0.50	%†
Net investment income	5.04%	5.90	%†
Portfolio turnover rate ††	32%	29%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.10)	$0.10

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	For the Period September 22, 2011* Through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.42
Net investment income**	0.09
Net realized and unrealized gain (loss) on investments	(0.94)
Total from investment operations	(0.85)
Distribution to shareholders from:
Net investment income	—
Net asset value at end of period	$23.57
Share price at end of period***	$23.72
NET ASSET VALUE TOTAL RETURN****	(3.48	)%(b)
SHARE PRICE TOTAL RETURN****	(2.87	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,536
Ratio to average net assets of:
Expenses	0.45	%†
Net investment income	3.46	%†
Portfolio turnover rate ††	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(c)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  In addition to the fees and expenses, which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds your Fund invests in. The effect of the estimated investment companies expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (February 19, 2010, first day of trading on the Exchange) to October 31, 2010 was 9.81%. The share price total return from Fund Inception to October 31, 2010 was 9.76%.

(b)  The net asset value total return from Fund Inception (September 23, 2011, first day of trading on the Exchange) to October 31, 2011 was (1.38)%. The share price total return from Fund Inception to October 31, 2011, was (4.51)%.

(c)  Amount represents less than $0.005.

See Notes to Financial Statements.

115

Financial Highlights (Continued)

PowerShares Convertible Securities Portfolio (CVRT)

	For the Period May 23, 2011* Through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00
Net investment income**	0.11
Net realized and unrealized gain (loss) on investments	(2.24)
Total from investment operations	(2.13)
Distribution to shareholders from:
Net investment income	(0.26)
Net asset value at end of period	$22.61
Share price at end of period***	$22.72
NET ASSET VALUE TOTAL RETURN****	(8.50	)%(a)
SHARE PRICE TOTAL RETURN****	(8.06	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$9,045
Ratio to average net assets of:
Expenses	0.35	%†
Net investment income	1.11	%†
Portfolio turnover rate ††	3%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$—

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,				For the Period October 11, 2007* Through
	2011	2010	2009	2008	October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$28.25	$25.60	$18.09	$25.92	$25.50
Net investment income**	1.42	1.54	1.58	1.47	0.07
Net realized and unrealized gain (loss) on investments	(0.76)	2.72	7.52	(7.81)	0.35
Total from investment operations	0.66	4.26	9.10	(6.34)	0.42
Distribution to shareholders from:
Net investment income	(1.43)	(1.57)	(1.57)	(1.48)	—
Return of capital	(0.06)	(0.04)	(0.02)	(0.01)	—
Total distributions	(1.49)	(1.61)	(1.59)	(1.49)	—
Net asset value at end of period	$27.42	$28.25	$25.60	$18.09	$25.92
Share price at end of period***	$27.45	$28.28	$25.89	$16.69
NET ASSET VALUE TOTAL RETURN****	2.60%	17.31%	52.11%	(25.83)%	1.65%
SHARE PRICE TOTAL RETURN****	2.60%	16.10%	66.52%	(32.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,319,124	$1,002,915	$419,877	$68,725	$15,552
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50	%†
Net investment income	5.28%	5.86%	6.89%	5.85%	4.91	%†
Portfolio turnover rate ††	4%	5%	13%	48%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.05)	$(0.06)	$(0.04)	$(0.04)	$0.03

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 26, 2011, first day of trading on the Exchange) to October 31, 2011 was (8.69)%. The share price total return from Fund Inception to October 31, 2011 was (8.46)%.

See Notes to Financial Statements.

116

Financial Highlights (Continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,			For the Period November 13, 2007* Through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$18.49	$17.54	$15.73	$24.84
Net investment income**	1.03	1.39	1.61	1.78
Net realized and unrealized gain (loss) on investments	(0.16)	1.03	1.81	(9.04)
Total from investment operations	0.87	2.42	3.42	(7.26)
Distribution to shareholders from:
Net investment income	(1.07)	(1.47)	(1.61)	(1.85)
Return of capital	(0.07)	—	—	—
Total distributions	(1.14)	(1.47)	(1.61)	(1.85)
Net asset value at end of period	$18.22	$18.49	$17.54	$15.73
Share price at end of period***	$18.21	$18.50	$17.51	$16.10
NET ASSET VALUE TOTAL RETURN****	4.85%	14.47%	23.73%	(31.14	)%(a)
SHARE PRICE TOTAL RETURN****	4.72%	14.70%	20.39%	(29.63	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$566,731	$391,893	$171,936	$15,728
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50	%†
Net investment income	5.63%	7.89%	9.93%	9.35	%†
Portfolio turnover rate ††	27%	33%	68%	92%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.06	$0.07	$(0.02)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	For the Period September 12, 2011* Through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.85
Net investment income**	0.07
Net realized and unrealized gain (loss) on investments	(0.13)
Total from investment operations	(0.06)
Distribution to shareholders from:
Net investment income	—
Net asset value at end of period	$24.79
Share price at end of period***	$25.25
NET ASSET VALUE TOTAL RETURN****	(0.24	)%(b)
SHARE PRICE TOTAL RETURN****	1.61	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$4,958
Ratio to average net assets of:
Expenses	0.22	%†
Net investment income	2.39	%†
Portfolio turnover rate ††	1%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (November 15, 2007, first day of trading on the Exchange) to October 31, 2008 was (30.64)%. The share price total return from Fund Inception to October 31, 2008 was (30.45)%.

(b)  The net asset value total return from Fund Inception (September 15, 2011, first day of trading on the Exchange) to October 31, 2011 was 0.40%. The share price total return from Fund Inception to October 31, 2011 was 2.43%.

See Notes to Financial Statements.

117

Financial Highlights (Continued)

PowerShares Insured California Municipal Bond Portfolio (PWZ)

	Year Ended October 31,				For the Period October 11, 2007* Through
	2011	2010	2009	2008	October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.24	$23.50	$21.26	$24.97	$24.90
Net investment income**	1.03	1.03	1.06	1.03	0.06
Net realized and unrealized gain (loss) on investments	(0.40)	0.78	2.26	(3.64)	0.01
Total from investment operations	0.63	1.81	3.32	(2.61)	0.07
Distribution to shareholders from:
Net investment income	(0.03)	(0.04)	(0.02)	—	—
Tax-exempt income	(1.04)	(1.03)	(1.06)	(1.10)	—
Total distributions	(1.07)	(1.07)	(1.08)	(1.10)	—
Net asset value at end of period	$23.80	$24.24	$23.50	$21.26	$24.97
Share price at end of period***	$23.80	$24.24	$23.48	$21.18
NET ASSET VALUE TOTAL RETURN****	2.90%	7.91%	16.06%	(10.82)%	0.28%
SHARE PRICE TOTAL RETURN****	2.90%	8.00%	16.38%	(11.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$36,884	$43,640	$31,727	$17,011	$12,487
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%	0.28%	0.28%	0.28	%†
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35%	0.35	%†
Net investment income, after Waivers	4.52%	4.31%	4.71%	4.42%	3.90	%†
Portfolio turnover rate ††	33%	8%	34%	20%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$(0.01)	$(0.01)	$(0.01)	$0.00	(a)

PowerShares Insured National Municipal Bond Portfolio (PZA)

	Year Ended October 31,						For the Period October 11, 2007* Through
	2011	2010	2009		2008		October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.28	$23.61	$21.00		$25.05		$24.92
Net investment income**	1.08	1.07	1.12		1.05		0.06
Net realized and unrealized gain (loss) on investments	(0.28)	0.70	2.60		(3.98)		0.07
Total from investment operations	0.80	1.77	3.72		(2.93)		0.13
Distribution to shareholders from:
Net investment income	(0.02)	(0.03)	(0.00	)(a)	(0.00	)(a)	—
Tax-exempt income	(1.09)	(1.07)	(1.11)		(1.12)		—
Total distributions	(1.11)	(1.10)	(1.11)		(1.12)		—
Net asset value at end of period	$23.97	$24.28	$23.61		$21.00		$25.05
Share price at end of period***	$23.98	$24.29	$23.56		$21.29
NET ASSET VALUE TOTAL RETURN****	3.63%	7.70%	18.22%		(12.13)%		0.52%
SHARE PRICE TOTAL RETURN****	3.63%	7.97%	16.35%		(10.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$535,671	$658,066	$446,288		$174,317		$12,525
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%	0.28%		0.28%		0.28	%†
Expenses, prior to Waivers	0.35%	0.35%	0.35%		0.35%		0.35	%†
Net investment income, after Waivers	4.72%	4.47%	4.97%		4.55%		3.96	%†
Portfolio turnover rate ††	17%	8%	25%		63%		0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$(0.02)	$(0.01)		$(0.04)		$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

118

Financial Highlights (Continued)

See Notes to Financial Statements.

PowerShares Insured New York Municipal Bond Portfolio (PZT)

	Year Ended October 31,					For the Period October 11, 2007* Through
	2011	2010	2009	2008		October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.83	$22.94	$21.14	$24.95		$24.84
Net investment income**	1.00	1.03	1.06	1.02		0.05
Net realized and unrealized gain (loss) on investments	(0.30)	0.92	1.80	(3.72)		0.06
Total from investment operations	0.70	1.95	2.86	(2.70)		0.11
Distribution to shareholders from:
Net investment income	(0.04)	(0.03)	(0.02)	(0.00	)(a)	—
Tax-exempt income	(1.00)	(1.03)	(1.04)	(1.11)		—
Total distributions	(1.04)	(1.06)	(1.06)	(1.11)		—
Net asset value at end of period	$23.49	$23.83	$22.94	$21.14		$24.95
Share price at end of period***	$23.45	$23.83	$22.92	$21.27
NET ASSET VALUE TOTAL RETURN****	3.24%	8.71%	13.92%	(11.22)%		0.44%
SHARE PRICE TOTAL RETURN****	3.07%	8.81%	13.13%	(10.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$37,584	$41,698	$33,260	$16,908		$14,971
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%	0.28%	0.28%		0.28	%†
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35%		0.35	%†
Net investment income, after Waivers	4.41%	4.42%	4.75%	4.38%		3.83	%†
Portfolio turnover rate ††	37%	3%	10%	34%		0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.01)	$(0.01)	$(0.02)		$0.00	(a)

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31, 2011	For the Period June 1, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$28.29	$25.00
Net investment income**	0.95	0.17
Net realized and unrealized gain (loss) on investments	(0.29)	3.49
Total from investment operations	0.66	3.66
Distribution to shareholders from:
Net investment income	(0.87)	—
Return of capital	(0.16)	(0.37)
Total distributions	(1.03)	(0.37)
Net asset value at end of period	$27.92	$28.29
Share price at end of period***	$27.67	$28.42
NET ASSET VALUE TOTAL RETURN****	2.45%	14.75	%(b)
SHARE PRICE TOTAL RETURN****	1.04%	15.28	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$79,559	$33,944
Ratio to average net assets of:
Expenses	0.50%	0.50	%†
Net investment income	3.48%	2.53	%†
Portfolio turnover rate ††	12%	14%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.33)	$(0.70)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception (June 3, 2010, first day trading on the exchange) to October 31, 2010 was 15.54%. The share price total return from Fund Inception to October 31, 2010 was 15.27%.

119

Financial Highlights (Continued)

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,			For the Period January 28, 2008* Through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$14.28	$13.01	$12.25	$20.06
Net investment income**	0.95	0.92	0.98	0.85
Net realized and unrealized gain (loss) on investments	(0.32)	1.36	0.89	(7.66)
Total from investment operations	0.63	2.28	1.87	(6.81)
Distribution to shareholders from:
Net investment income	(0.95)	(0.99)	(1.02)	(0.91)
Return of capital	—	(0.02)	(0.09)	(0.09)
Total distributions	(0.95)	(1.01)	(1.11)	(1.00)
Net asset value at end of period	$13.96	$14.28	$13.01	$12.25
Share price at end of period***	$14.00	$14.29	$13.06	$12.62
NET ASSET VALUE TOTAL RETURN****	4.53%	18.08%	17.02%	(35.04	)%(a)
SHARE PRICE TOTAL RETURN****	4.75%	17.70%	13.88%	(33.14	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,395,458	$1,345,981	$769,925	$191,171
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50	%†
Net investment income	6.70%	6.66%	8.26%	7.74	%†
Portfolio turnover rate ††	30%	12%	34%	52%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.05)	$(0.06)	$0.03

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

	Year Ended October 31,			For the Period November 14, 2007* Through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00	$25.00	$25.03	$25.03
Net investment income**	0.14	0.07	0.30	0.84
Net realized and unrealized gain (loss) on investments	—	—	0.09	(0.02)
Total from investment operations	0.14	0.07	0.39	0.82
Distribution to shareholders from:
Net investment income	—	—	(0.02)	(0.00	)(b)
Tax-exempt income	(0.14)	(0.07)	(0.40)	(0.82)
Total distributions	(0.14)	(0.07)	(0.42)	(0.82)
Net asset value at end of period	$25.00	$25.00	$25.00	$25.03
Share price at end of period***	$25.00	$25.00	$25.00	$25.05
NET ASSET VALUE TOTAL RETURN****	0.55%	0.31%	1.58%	3.33	%(c)
SHARE PRICE TOTAL RETURN****	0.55%	0.31%	1.49%	3.40	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$427,502	$637,413	$1,069,879	$142,670
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25	%†
Net investment income	0.57%	0.29%	1.24%	3.71	%†
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$0.01	$(0.04)	$(0.05)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (January 31, 2008, first day trading on the exchange) to October 31, 2008 was (35.65)%. The share price total return from Fund Inception to October 31, 2008 was (34.67)%.

(b)  Amount represents less than $0.005.

(c)  The net asset value total return from Fund Inception (November 15, 2007, first day trading on the exchange) to October 31, 2008 was 3.33%. The share price total return from Fund Inception to October 31, 2008 was 3.40%.

See Notes to Financial Statements.

120

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2011, the Trust offered fifty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares 1-30 Laddered Treasury Portfolio (PLW)	"1-30 Laddered Treasury Portfolio"

PowerShares Build America Bond Portfolio (BAB)	"Build America Bond Portfolio"

PowerShares CEF Income Composite Portfolio (PCEF)	"CEF Income Composite Portfolio"

PowerShares Chinese Yuan Dim Sum Bond	"Chinese Yuan Dim Sum Bond Portfolio"

Portfolio (DSUM)

PowerShares Convertible Securities Portfolio (CVRT)	"Convertible Securities Portfolio"

PowerShares Emerging Markets Sovereign	"Emerging Markets Sovereign Debt Portfolio"

Debt Portfolio (PCY)

PowerShares Fundamental High Yield® Corporate	"Fundamental High Yield® Corporate Bond

Bond Portfolio (PHB)	Portfolio"

PowerShares Fundamental Investment Grade	"Fundamental Investment Grade Corporate Bond

Corporate Bond Portfolio (PFIG)	Portfolio

PowerShares Insured California Municipal	"Insured California Municipal Bond Portfolio"

Bond Portfolio (PWZ)

PowerShares Insured National Municipal	"Insured National Municipal Bond Portfolio"

Bond Portfolio (PZA)

PowerShares Insured New York Municipal	"Insured New York Municipal Bond Portfolio"

Bond Portfolio (PZT)

PowerShares International Corporate Bond	"International Corporate Bond Portfolio"

Portfolio (PICB)

PowerShares Preferred Portfolio (PGX)	"Preferred Portfolio"

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)	"VRDO Tax-Free Weekly Portfolio"

Each portfolio (each a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc.

The Funds' market prices may differ to some degree from the net asset value ("NAV") of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units of 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Convertible Securities Bond Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio and Preferred Portfolio are issued and redeemed generally in-kind for securities included in the relevant index. Creation Units of the Build America Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio and VRDO Tax-Free Weekly Portfolio generally are issued and redeemed principally for cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

121

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the following indices (each, an "Underlying Index"):

Fund	Index
1-30 Laddered Treasury Portfolio	Ryan/Mergent 1-30 Year Treasury Laddered Index

Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index

CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM

Chinese Yuan Dim Sum Bond Portfolio	Citigroup Dim Sum (Offshore CNY) Bond Index

Convertible Securities Portfolio	The BofA Merrill Lynch All U.S. Convertibles IndexSM

Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index

Fundamental High Yield® Corporate Bond Portfolio	RAFI® High Yield Bond Index

Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Investment Grade Bond Index

Insured California Municipal Bond Portfolio	The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index

Insured National Municipal Bond Portfolio	The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index

Insured New York Municipal Bond Portfolio	The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index

International Corporate Bond Portfolio	S&P International Corporate Bond Index®

Preferred Portfolio	The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index

VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

122

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

123

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

B. Other Risks

Replication Management Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily sell a security unless that security is removed from its respective Underlying Index.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Build America Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio and VRDO Tax-Free Weekly Portfolio currently effect creations and redemptions primarily for cash, rather than primarily in-kind because of the nature of the Funds' investments. As such, investments in such Funds' Shares may be less tax efficient than investments in conventional ETFs.

Sampling Risk. With respect to each of the Build America Bond Portfolio, CEF Income Composite Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Convertible Securities Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio, Preferred Portfolio and VRDO Tax-Free Weekly Portfolio, each Fund's use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Funds could result in a greater decline in NAV than would be the case if the Funds held all of the securities in their respective Underlying Indices. To the extent the assets in the Funds are smaller, these risks will be greater.

Non-Diversified Fund Risk. Each Fund (except for Fundamental High Yield® Corporate Bond Portfolio, Insured National Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio) is considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Concentration Risk. To the extent a Fund concentrates its investments in an industry or group of industries, the value of the Fund's Shares may rise and fall more than the value of Shares of a fund that invests in a broader range of securities.

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Foreign and Emerging Market Securities Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As certain Funds will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact such Funds' returns.

124

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Geographic Risk. Insured California Municipal Bond Portfolio and Insured New York Municipal Bond Portfolio are less diversified across geographic regions, which may subject the Funds to increased risks related to these regions. The economies and financial markets of certain regions can be interdependent and may all decline at the same time.

Small and Medium Capitalization Company Risk. With respect to Preferred Portfolio, investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them be more sensitive to changing market conditions.

Restricted Securities Risk. With respect to Build America Bond Portfolio and Fundamental High Yield® Corporate Bond Portfolio, limitations on the resale of private placements or restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Preferred Securities Risk. There are special risks associated with the Preferred Portfolio's investments in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities may also be subordinated to bonds or other debt instruments in an issuer's capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security. Certain of the companies that comprise the Fund's Underlying Index, while traded on U.S. exchanges, may be issued by foreign financial institutions and, therefore, subject the Fund to the risks of investing in securities issued by foreign companies.

High Yield Securities Risk. With respect to Emerging Markets Sovereign Debt Portfolio and Fundamental High Yield® Corporate Bond Portfolio, investments in high yield securities may involve greater risk and investments are generally less liquid than higher grade issues. The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Municipal Securities Risk. With respect to Build America Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio, municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer

125

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

could have a significant effect on an issuer's ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Because certain Funds invest a substantial portion of their assets in state specific municipal securities, such Funds will have greater exposure to negative political, economic and statutory factors within that state than a fund that invests in a broader base of securities.

Non-Investment Grade Securities Risk. The Fund may be subject to non-investment grade securities risk, which is a form of credit risk. Securities that are non-investment grade, commonly known as "junk bonds," are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the Fund's Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed-income and equity securities. The value of convertible securities, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are subject to the risk of default by the issuer. Convertible securities generally rank senior to common stock in a corporation's capital structure and can be subordinated to comparable nonconvertible securities. Moreover, convertible securities generally offer less attractive interest and dividend yields than comparable nonconvertible fixed-income securities. There tends to be an inverse correlation between the market value of convertible securities and increases in interest rates. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Investments in Closed-End Investment Companies. With respect to CEF Income Composite Portfolio, the shares of closed-end investment companies may trade at a discount or premium to, or at, their net asset value ("NAV").

The securities of closed-end investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An

126

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

investment in securities of closed-end investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund's long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

The Fund is subject to provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), that limit the amount the Fund can invest in any one closed-end investment company to 3% of the closed-end investment company's total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which the closed-end investment company shareholders are solicited to vote the Adviser will vote closed-end investment company shares in the same general proportion as shares held by other shareholders of the closed-end investment company.

Risk of Limited Issuance. With respect to Build America Bond Portfolio, there can be no assurance that Build America Bonds will actually be traded. Furthermore, the ability of municipalities to issue Build America Bonds expired on December 31, 2010. As a result, the number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Sovereign Debt Risk. With respect to Chinese Yuan Dim Sum Bond Portfolio and Emerging Markets Sovereign Debt Portfolio, investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor.

Global Bonds Risk. With respect to Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio and International Corporate Bond Portfolio, global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company investments.

127

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld, if any. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, expenses of the investment companies that are paid indirectly as a result of share ownership of the investment companies in which CEF Income Composite Portfolio and Build America Bond Portfolio invest, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses of the investment companies in which the Funds invest. The effects of the investment companies' expenses are included in the realized and unrealized gain/loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Equalization

All of the Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per Share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital Shares. Equalization is calculated on a per Share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital Shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital Shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

128

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

H. Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars using the applicable exchange rates as of the close of London world markets. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments in securities. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in or are a reduction of ordinary income in accordance with U.S. Federal income tax regulations.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, expenses of the investment companies that are paid indirectly as a result of share ownership of the investment companies in which the Funds invest, if any and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
1-30 Laddered Treasury Portfolio	0.25%
Build America Bond Portfolio	0.35%*
CEF Income Composite Portfolio	0.50%
Chinese Yuan Dim Sum Bond Portfolio	0.45%
Convertible Securities Portfolio	0.35%
Emerging Markets Sovereign Debt Portfolio	0.50%
Fundamental High Yield® Corporate Bond Portfolio	0.50%
Fundamental Investment Grade Corporate Bond Portfolio	0.22%
Insured California Municipal Bond Portfolio	0.35%*
Insured National Municipal Bond Portfolio	0.35%*
Insured New York Municipal Bond Portfolio	0.35%*
International Corporate Bond Portfolio	0.50%
Preferred Portfolio	0.50%
VRDO Tax-Free Weekly Portfolio	0.25%

* The Adviser has agreed to waive a portion of its unitary management fee until April 20, 2012. After giving effect to such waiver, the Fund's net unitary management fee is 0.28% of its average daily net assets. The fee waiver may be modified or terminated by the Adviser at its discretion after April 20, 2012.

129

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Distributor is an affiliate of the adviser.

The Adviser has entered into a licensing agreement for each Fund with the following Licensors:

Fund	Licensor
1-30 Laddered Treasury Portfolio	Mergent, Inc.

Build America Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.

CEF Income Composite Portfolio	S-Network Global Indexes LLC

Chinese Yuan Dim Sum Bond Portfolio	Citigroup Index LLC

Convertible Securities Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.

Emerging Markets Sovereign Debt Portfolio	Deutsche Bank Securities, Inc.

Fundamental High Yield® Corporate	Research Affiliates, LLC

Bond Portfolio

Fundamental Investment Grade Corporate	Research Affiliates, LLC

Bond Portfolio

Insured California Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.

Insured National Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.

Insured New York Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.

International Corporate Bond Portfolio	Standard & Poor's®

Preferred Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.

VRDO Tax-Free Weekly Portfolio	Bloomberg Finance L.P.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Fund's Adviser is a subsidiary of Invesco Ltd., and therefore Invesco Van Kampen Bond Fund is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from the investment in Invesco Van Kampen Bond Fund for the fiscal year ended October 31, 2011.

CEF Income Composite Portfolio

	Value 10/31/10	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 10/31/11	Dividend Income
Invesco Van Kampen Bond Fund	$534,633	$689,072	$(339,642)	$43,439	$(6,702)	$920,800	$42,852

130

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

The 1940 Act defines "affiliate" to include issuers of which a fund holds 5% or more of the outstanding voting securities. The following is a summary of the transactions with affiliates for the fiscal year ended October 31, 2011.

Preferred Portfolio

	Value 10/31/10	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/11	Dividend Income
Alabama Power Co., 5.88%, Series 07-B	$28,802,831	$2,238,327	$(11,780,562)	$323,393	$271	$19,584,260	$1,353,340
FPL Group Capital Inc., 6.60%, Series A*	18,543,500	309,611	(18,444,069)	(423,546)	14,504	—	—
JP Morgan Chase Capital X, 7.00%*	64,560,384	3,791,646	(34,177,225)	(642,852)	1,069,777	34,601,730	3,027,041
Morgan Stanley Capital Trust VII, 6.60%*	61,781,350	5,666,090	(14,850,404)	(4,848,108)	1,474,755	49,223,683	3,679,040
Public Storage 7.25%, Series I*	42,637,817	4,011,780	(46,353,581)	(3,304,159)	3,008,143	—	1,703,098
Public Storage, 6.50%, Series Q	—	40,485,053	(3,786,010)	1,833,137	(25,097)	38,507,083	1,035,576
Telephone & Data Systems, Inc., 6.63%	7,917,372	698,749	(1,697,149)	39,190	236,901	7,195,063	493,238
USB Capital XI, 6.60%*	43,448,427	3,455,703	(16,576,939)	(544,545)	809,323	30,591,969	2,433,802
Wachovia Capital Trust IV, 6.38%*	42,297,493	4,525,342	(18,588,078)	(1,697,262)	1,825,814	28,363,309	2,370,857
Total Investments in Affiliates	$309,989,174	$65,182,301	$(166,254,017)	$(9,264,752)	$8,414,391	$208,067,097	$16,095,992

* Security is no longer considered affiliated at October 31, 2011.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity

131

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the CEF Income Composite Portfolio and the Funds listed below, as of October 31, 2011, the securities in each Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The securities in CEF Income Composite Portfolio were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

With respect to each Fund, during the fiscal year ended October 31, 2011, there were no significant transfers between investment levels.

	Investment in Securities
	Level 1	Level 2	Level 3	Total
1-30 Laddered Treasury Portfolio
U.S. Treasury Securities	$—	$258,109,251	$—	$258,109,251
Money Market Fund	658,582	—	—	658,582
Total Investments	658,582	258,109,251	—	258,767,833
Build America Bond Portfolio
Municipal Obligations	—	650,346,906	—	650,346,906
Money Market Fund	4,868,760	—	—	4,868,760
Total Investments	4,868,760	650,346,906	—	655,215,666
Convertible Securities Portfolio
Convertible Preferred Stocks	1,763,952	—	—	1,763,952
Convertible Bonds	—	7,154,094	—	7,154,094
Money Market Fund	103,080	—	—	103,080
Total Investments	1,867,032	7,154,094	—	9,021,126
Emerging Markets Sovereign Debt Portfolio
Foreign Government Debt Securities	—	1,296,824,908	—	1,296,824,908
Money Market Fund	7,120,453	—	—	7,120,453
Total Investments	7,120,453	1,296,824,908	—	1,303,945,361
Fundamental High Yield® Corporate Bond Portfolio
Corporate Debt Securities	—	555,345,373	—	555,345,373
Money Market Fund	3,348,843	—	—	3,348,843
Total Investments	3,348,843	555,345,373	—	558,694,216
Preferred Portfolio
Equity Securities	1,367,369,826	25,800,649	—	1,393,170,475
Money Market Fund	12,243,273	—	—	12,243,273
Total Investments	1,379,613,099	25,800,649	—	1,405,413,748

132

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During Fiscal Years Ended October 31, 2011 and 2010:

	2011				2010
	Ordinary Income	Long Term Capital Gain	Return of Capital	Tax-Exempt Income	Ordinary Income	Return of Capital	Tax-Exempt Income
1-30 Laddered Treasury Portfolio	$7,567,078	$609	$1,172,598	$—	$2,372,573	$343,489	$—
Build America Bond Portfolio	36,589,874	—	136	—	15,160,337	274,123	—
CEF Income Composite Portfolio	11,566,710	—	5,278,599	—	4,013,118	1,913,266	—
Chinese Yuan Dim Sum Bond Portfolio	—	—	—	—	—	—	—
Convertible Securities Portfolio	105,837	—	—	—	—	—	—
Emerging Markets Sovereign Debt Portfolio	55,448,040	—	2,170,104	—	35,667,756	870,695	—
Fundamental High Yield® Corporate Bond Portfolio	27,198,175	5,480	1,664,398	—	18,223,812	166,768	—
Fundamental Investment Grade Corporate Bond Portfolio	—	—	—	—	—	—	—
Insured California Municipal Bond Portfolio	42,301	—	—	1,693,514	60,190	—	1,648,334
Insured National Municipal Bond Portfolio	360,319	—	—	24,115,961	603,904	—	24,021,840
Insured New York Municipal Bond Portfolio	72,315	—	—	1,657,801	46,279	—	1,672,734
International Corporate Bond Portfolio	1,637,494	—	312,166	—	—	106,097	—
Preferred Portfolio	92,902,364	—	—	—	67,720,811	5,549,044	—
VRDO Tax-Free Weekly Portfolio	—	—	—	2,632,743	18,602	—	2,598,825

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
1-30 Laddered Treasury Portfolio	$—	$—	$22,490,892	$—	$238,154,919	$260,645,811
Build America Bond Portfolio	—	—	61,812,937	(6,399)	602,789,135	664,595,673
CEF Income Composite Portfolio	—	—	(10,252,287)	(3,614,581)	258,274,802	244,407,934
Chinese Yuan Dim Sum Bond Portfolio	7,873	—	(109,475)	—	3,637,313	3,535,711
Convertible Securities Portfolio	18,295	—	(973,494)	—	10,000,025	9,044,826
Emerging Markets Sovereign Debt Portfolio	—	—	33,312,901	(2,120,987)	1,287,932,096	1,319,124,010
Fundamental High Yield® Corporate Bond Portfolio	—	—	4,305,828	—	562,425,462	566,731,290
Fundamental Investment Grade Corporate Bond Portfolio	10,473	—	9,429	—	4,938,370	4,958,272
Insured California Municipal Bond Portfolio	—	—	932,178	(471,343)	36,422,713	36,883,548
Insured National Municipal Bond Portfolio	—	—	23,615,975	(6,275,027)	518,330,423	535,671,371
Insured New York Municipal Bond Portfolio	—	—	1,799,606	(336,871)	36,120,988	37,583,723

133

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
International Corporate Bond Portfolio	$—	$—	$362,012	$(94,519)	$79,291,876	$79,559,369
Preferred Portfolio	—	—	92,136,660	(63,009,145)	1,366,330,931	1,395,458,446
VRDO Tax-Free Weekly Portfolio	79,561	3,100	—	—	427,419,037	427,501,698

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds had capital loss carryforward amounts as of October 31, 2011, which expire on October 31 of each year listed below:

	2016	2017	2018	2019	Post-effective- No expiration	Total*
1-30 Laddered Treasury Portfolio	$—	$—	$—	$—	$—	$—
Build America Bond Portfolio	—	—	6,399	—	—	6,399
CEF Income Composite Portfolio	—	—	108,113	3,506,468	—	3,614,581
Emerging Markets Sovereign Debt Portfolio	531,185	558,313	212,582	818,907	—	2,120,987
Fundamental High Yield® Corporate Bond Portfolio	—	—	—	—	—	—
Insured California Municipal Bond Portfolio	—	—	5,341	466,002	—	471,343
Insured National Municipal Bond Portfolio	1,468,907	182,883	—	4,623,237	—	6,275,027
Insured New York Municipal Bond Portfolio	136,120	125,849	—	74,902	—	336,871
International Corporate Bond Portfolio	—	—	—	94,519	—	94,519
Preferred Portfolio	14,710,678	48,298,467	—	—	—	63,009,145
VRDO Tax-Free Weekly Portfolio	—	—	—	—	—	—

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

The Funds utilized noted amounts of capital loss carryforward during fiscal year ended October 31, 2011 as follows:

Utilized Amount
1-30 Laddered Treasury Portfolio	$16,213
Build America Bond Portfolio	108,965
Fundamental High Yield® Corporate Bond Portfolio	728,021
Preferred Portfolio	3,490,288

Capital loss carryforward for the Chinese Yuan Dim Sum Bond Portfolio, Convertible Securities Portfolio and Fundamental Investment Grade Corporate Bond Portfolio is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital

134

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Chinese Yuan Dim Sum Bond Portfolio, Convertible Securities Portfolio and Fundamental Investment Grade Corporate Bond Portfolio had no capital loss carryforward as of October 31, 2011.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2011, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Government securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Build America Bond Portfolio	$220,718,569	$91,268,796
CEF Income Composite Portfolio	74,505,337	67,626,092
Chinese Yuan Dim Sum Bond Portfolio	3,637,645	—
Convertible Securities Bond Portfolio	9,494,776	260,825
Emerging Markets Sovereign Debt Portfolio	72,185,300	45,766,625
Fundamental High Yield® Corporate Bond Portfolio	139,570,417	124,565,745
Fundamental Investment Grade Corporate Bond Portfolio	1,330,288	60,529
Insured California Municipal Bond Portfolio	12,166,295	16,774,900
Insured National Municipal Bond Portfolio	87,210,993	184,865,719
Insured New York Municipal Bond Portfolio	13,485,815	17,042,704
International Corporate Bond Portfolio	49,683,050	6,116,286
Preferred Portfolio	498,912,795	416,316,962
VRDO Tax-Free Weekly Portfolio	—	—

For the fiscal year ended October 31, 2011, the cost of securities purchased and the proceeds from sales of U.S. government securities, excluding short-term securities, money market funds and in-kind transactions, for the 1-30 Laddered Treasury Portfolio amounted to $19,548,467 and $10,574,371, respectively.

For the fiscal year ended October 31, 2011, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
1-30 Laddered Treasury Portfolio	$228,521,553	$76,361,679
Build America Bond Portfolio	4,327,240	93,002,422
CEF Income Composite Portfolio	111,609,760	23,706,149
Chinese Yuan Dim Sum Bond Portfolio	—	—
Convertible Securities Bond Portfolio	—	—
Emerging Markets Sovereign Debt Portfolio	735,349,774	420,369,648

135

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

	Securities Received	Securities Delivered
Fundamental High Yield® Corporate Bond Portfolio	$325,425,448	$161,783,967
Fundamental Investment Grade Corporate Bond Portfolio	3,652,970	—
Insured California Municipal Bond Portfolio	—	—
Insured National Municipal Bond Portfolio	—	—
Insured New York Municipal Bond Portfolio	—	—
International Corporate Bond Portfolio	2,622,650
Preferred Portfolio	129,538,453	120,537,885
VRDO Tax-Free Weekly Portfolio	—	—

Gains and (losses) on in-kind transactions are generally not considered taxable gains and (losses) for Federal income tax purposes.

At October 31, 2011, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
1-30 Laddered Treasury Portfolio	$236,276,941	$22,490,892	$22,490,892	$—
Build America Bond Portfolio	593,402,729	61,812,937	62,827,690	(1,014,753)
CEF Income Composite Portfolio	254,671,772	(10,252,287)	2,705,033	(12,957,320)
Chinese Yuan Dim Sum Bond Portfolio	3,640,287	(109,475)	2,427	(111,902)
Convertible Securities Portfolio	9,994,620	(973,494)	78,603	(1,052,097)
Emerging Markets Sovereign Debt Portfolio	1,270,632,460	33,312,901	51,623,556	(18,310,655)
Fundamental High Yield® Corporate Bond Portfolio	554,388,388	4,305,828	9,777,610	(5,471,782)
Fundamental Investment Grade Corporate Bond Portfolio	4,914,432	9,429	22,303	(12,874)
Insured California Municipal Bond Portfolio	35,356,128	932,178	1,214,533	(282,355)
Insured National Municipal Bond Portfolio	500,940,124	23,615,975	24,553,989	(938,014)
Insured New York Municipal Bond Portfolio	35,080,008	1,799,606	1,943,131	(143,525)
International Corporate Bond Portfolio	77,417,192	362,012	1,928,406	(1,566,394)
Preferred Portfolio	1,313,277,088	92,136,660	107,104,779	(14,968,119)
VRDO Tax-Free Weekly Portfolio	417,150,000	—	—	—

Note 8. Reclassification of Permanent Differences

Primarely as a result of differing book/tax treatment of in-kind transactions, distribution reclassifications and utilization of book equalization, on October 31, 2011, certain amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2011, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
1-30 Laddered Treasury Portfolio	$553,886	$(6,288,562)	$5,734,676
Build America Bond Portfolio	141,527	(6,866,135)	6,724,608
CEF Income Composite Portfolio	1,625,999	(1,663,578)	37,579
Chinese Yuan Dim Sum Bond Portfolio	(4,576)	4,621	(45)

136

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Convertible Securities Portfolio	$—	$—	$—
Emerging Markets Sovereign Debt Portfolio	1,802,803	(28,509,779)	26,706,976
Fundamental High Yield® Corporate Bond Portfolio	1,020,052	(8,740,460)	7,720,408
Fundamental Investment Grade Corporate Bond Portfolio	(4,643)	—	4,643
Insured California Municipal Bond Portfolio	31,821	—	(31,821)
Insured National Municipal Bond Portfolio	201,373	—	(201,373)
Insured New York Municipal Bond Portfolio	60,991	—	(60,991)
International Corporate Bond Portfolio	469,598	149,680	(619,278)
Preferred Portfolio	539,824	(27,633,225)	27,093,401
VRDO Tax-Free Weekly Portfolio	(172,709)	—	172,709

Note 9. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. The Non-Independent Trustees of the Trust do not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Shares (100,000 Shares for Convertible Securities Portfolio, Emerging Markets Sovereign Debt Portfolio and Fundamental High Yield® Corporate Bond Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio and Preferred Portfolio transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For Build America Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio and VRDO Tax-Free Weekly Portfolio, such transactions are principally for cash. Transactions in capital shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

137

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

138

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Trust") at October 31, 2011, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 27, 2011

139

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal Income Tax Information

	Qualified Interest-Income*	Qualified Dividend Income*	Corporate Dividend Received Deduction*	Tax Exempt Income*	Long Term Capital Gain
1-30 Laddered Treasury Portfolio	100%	0%	0%	0%	609
Build America Bond Portfolio	100%	0%	0%	0%	—
CEF Income Composite Portfolio	0%	0%	0%	0%	—
Chinese Yuan Dim Sum Bond Portfolio	0%	0%	0%	0%	—
Convertible Securities Portfolio	62%	0%	0%	0%	—
Emerging Markets Sovereign Debt Portfolio	0%	0%	0%	0%	—
Fundamental High Yield® Corporate Bond Portfolio	92%	0%	0%	0%	5,480
Fundamental Investment Grade Corporate Bond Portfolio	0%	0%	0%	0%	—
Insured California Municipal Bond Portfolio	0%	0%	0%	98%	—
Insured National Municipal Bond Portfolio	0%	0%	0%	99%	—
Insured New York Municipal Bond Portfolio	0%	0%	0%	96%	—
International Corporate Bond Portfolio	0%	0%	0%	0%	—
Preferred Portfolio	0%	100%	80%	0%	—
VRDO Tax-Free Weekly Portfolio	0%	0%	0%	100%	—

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

140

Trustees and Officers

The Independent Trustees, the Trustees who are affiliated with the Adviser (the "Non-Independent Trustees") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

The Trustees and officers information is current as of October 31, 2011.

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	112	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008); Director of Open Architecture and Trading (2007- 2008); Head of Fundamental Research (2004-2007); and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

141

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	112	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

142

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

143

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consists of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

144

Trustees and Officers (Continued)

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees
Kevin M. Carome (55) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

145

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. In the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicago land area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008- Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (54) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) (2000-2006)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

146

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Todd Spillane (52) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly, Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc. – registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore Sponsored mutual funds (2003-2010)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

147

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010). Associate Counsel at Barclays Global Investors Ltd. (2004-2006)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

148

Board Considerations Regarding Approval of Investment Advisory Agreement for New PowerShares Portfolios

At a meeting held on September 20, 2011, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for PowerShares KBW Bank Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio and PowerShares CSI Fundamental Greater China Portfolio (each, a "Fund" and collectively, the "Funds").

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as a Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered and amounts paid to other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with the Funds. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions to be performed by the Adviser for the Funds, information describing the Adviser's current organization and staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of each Fund, and considered the quality of services provided by the Adviser to other exchange-traded funds ("ETFs"). The Trustees also reviewed information related to the Adviser's portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Funds.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided by the Adviser to each Fund under the Investment Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's proposed advisory fee, as compared to information compiled from Lipper Inc. databases on the average and median net expense ratios of comparable ETF peers, as well as the average and median net expense ratios of each Fund's Lipper peer group, which includes ETF and non-ETF funds. The Trustees also noted the information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of various types of ETFs and open-end actively managed funds that they had received in connection with the 2011 contract renewal process for other ETFs for which the Adviser serves as investment adviser. The Trustees noted that the annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund except brokerage commissions and other trading expenses, taxes, interest and extraordinary expenses. The Trustees

149

Board Considerations Regarding Approval of Investment Advisory Agreement for New PowerShares Portfolios (Continued)

noted that each Fund's unitary advisory fee generally was within an acceptable range of the average and median advisory fees of the ETFs in its ETF universe and of the Fund's Lipper peer group, and generally was lower than the average and median net expense ratios of the ETFs in its ETF universe and of the Fund's Lipper peer group. The Trustees considered each Fund's proposed advisory fee in light of the higher administrative, operational and management oversight costs. The Trustees also noted that each Fund's licensing fee was payable out of the unitary fee to be charged to the Fund. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the costs of services for each Fund and the fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to each Fund appeared to be reasonable in comparison with the cost of providing investment advisory services to the Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of a Fund would be enjoyed by the Adviser, but that a unitary fee provides certainty in expenses for a Fund. The Trustees considered whether the advisory fee rate for each Fund is reasonable in relation to the projected asset size of the Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with the Funds, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

150

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Convertible Securities Portfolio

At a meeting held on March 22, 2011, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the PowerShares Convertible Securities Portfolio (the "New Fund").

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as the New Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered and amounts paid to other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationships with the New Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the New Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions to be performed by the Adviser for the New Fund, information describing the Adviser's current organization and staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the New Fund, and considered the quality of services provided by the Adviser to other exchange-traded funds ("ETFs"). The Trustees also reviewed information related to the Adviser's portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the New Fund's administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the New Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided by the Adviser to the New Fund under the Investment Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the New Fund's proposed advisory fee, as compared to information compiled from Lipper Inc. databases on the net expense ratio of a comparable ETF peer, as well as the average and median net expense ratios of the New Fund's respective Lipper peer group, which includes ETF and non-ETF funds. The Trustees also noted the information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of various types of ETFs and open-end actively managed funds that they had received in connection with the 2011 contract renewal process for other ETFs for which the Adviser serves as investment adviser. The Trustees noted that the annual advisory fee to be charged to the New Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the New Fund except brokerage commissions and other trading expenses, taxes, interest and extraordinary expenses. The Trustees noted that the New Fund's unitary advisory fee was lower than the net expense ratios of the comparable ETF peer and the New Fund's Lipper peer group. The Trustees considered the New Fund's

151

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Convertible Securities Portfolio (Continued)

proposed advisory fee in light of the higher administrative, operational and management oversight costs. The Trustees also noted that the New Fund's licensing fee was payable out of the unitary fee to be charged to the New Fund. The Board concluded that the unitary advisory fee to be charged to the New Fund is reasonable and appropriate in light of the services expected to be provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the costs of services for the New Fund and the fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to the New Fund appeared to be reasonable in comparison with the cost of providing investment advisory services to the New Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the New Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the New Fund would be enjoyed by the Adviser, but that a unitary fee provides certainty in expenses for the New Fund. The Trustees considered whether the advisory fee rate for the New Fund is reasonable in relation to the projected asset size of the New Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with the New Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the New Fund. No single factor was determinative in the Board's analysis.

152

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Fundamental Investment Grade Corporate Bond Portfolio

At a meeting held on June 21, 2011, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the "Fund").

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether the fee level reflects any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered and amounts paid to other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with the Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions to be performed by the Adviser for the Fund, information describing the Adviser's current organization and staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Fund, and considered the quality of services provided by the Adviser to other exchange-traded funds ("ETFs"). The Trustees also reviewed information related to the Adviser's portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund's administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided by the Adviser to the Fund under the Investment Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund's proposed advisory fee, as compared to information compiled from Lipper Inc. databases on the average and median net expense ratios of comparable ETF peers, as well as the average and median net expense ratios of the Fund's Lipper peer group, which includes ETF and non-ETF funds. The Trustees also noted the information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of various types of ETFs and open-end actively managed funds that they had received in connection with the 2011 contract renewal process for other ETFs for which the Adviser serves as investment adviser. The Trustees noted that the annual advisory fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund except brokerage commissions and other trading expenses, taxes, interest and extraordinary expenses. The Trustees noted that the Fund's unitary advisory fee generally was within an acceptable range of the average and median advisory fees and net expense ratios of the ETFs in its ETF universe, and was generally lower than the average and median advisory fees and net expense ratios of the Fund's Lipper peer group. The

153

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Fundamental Investment Grade Corporate Bond Portfolio (Continued)

Trustees considered the Fund's proposed advisory fee in light of the higher administrative, operational and management oversight costs. The Trustees also noted that the Fund's licensing fee was payable out of the unitary fee to be charged to the Fund. The Board concluded that the unitary advisory fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the costs of services for the Fund and the fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to the Fund appeared to be reasonable in comparison with the cost of providing investment advisory services to the Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser, but that a unitary fee provides certainty in expenses for the Fund. The Trustees considered whether the advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with the Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board's analysis.

154

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2011 Invesco PowerShares Capital Management LLC  P-PS-AR-9

2011 Annual Report to Shareholders

October 31, 2011

PowerShares Ibbotson Alternative Completion Portfolio (PTO)

PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)

PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)

The Market Environment	2

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	10

Fees and Expenses	12

Asset Allocation Portfolios

Schedules of Investments

PowerShares Ibbotson Alternative Completion Portfolio (PTO)	13

PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)	14

PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)	15

Statements of Assets and Liabilities	16

Statements of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	34

Tax Information	35

Trustees and Officers	36

The Market Environment

Global Fixed Income:

Global financial markets were unsettled and volatile during the fiscal year as investors assessed and reacted to the economic implications of several systemic shocks, including the Japanese earthquake disaster, the Arab Spring, and a reinvigorated Eurozone sovereign debt crisis. Even so, the global investment grade bond market, as measured by the Barclays Capital Global Aggregate ex. US Index, generated a positive total return for the 12 months ended October 31, 2011.

During the early part of the fiscal year, interest rates trended higher across the globe. In the developed west, economies appeared to be on the mend and GDP growth prospects, although low, were improving. In Europe, growing uncertainties about Greece and other European countries' solvency led to higher yields for certain countries and a growing divergence of borrowing costs across the Eurozone. Emerging market economies, especially in the Asia/Pacific region, rebounded particularly well following the global financial crisis and their currencies attracted global capital flows, sparking some concerns of inflation, asset pricing bubbles and overheating economies. During the latter part of the fiscal year, the European sovereign debt crisis and related concerns about financial sector stability dominated news headlines, leading to periods of extreme risk aversion, wider credit spreads, and subsequently higher demand for the perceived safe havens of U.S. Treasuries and German Bunds. This, despite the Standard & Poor's ("S&P") credit rating downgrade of the U.S., led to concerns over the future of the Euro, and diminishing forecasts for economic growth across key developed and emerging markets. Central banks activities mirrored the differences across regions of the globe during the year. Monetary tightening occurred across many markets where signs of inflation began to appear. In contrast, the U.S., Japan, and the Eurozone maintained key lending rates at or near historic lows as below target economic growth persisted and inflation was less of a concern.

U.S. Equity:

The fiscal year began with equity markets fueled by the second round of Federal Reserve "Quantitative Easing" and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macro-economic distortions due to civil unrest in Egypt and Libya, flooding in Australia, and the devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but often were overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and generally were positive through the summer, the major equity indices sold off precipitously in August as the U.S. struggled with the debt ceiling and ultimately received the first-ever downgrade to its credit rating from S&P. Uncertainty created by the U.S. credit downgrade, combined with a lack of consumer confidence and an intensifying debt crisis in the Eurozone, continued to weigh on investors through the end of the period, reigniting fears of a global recession and a double-dip recession in the U.S.

Non U.S. Equity:

Global equity markets faced headwinds in 2010 and 2011. Notably, several southern European economies, including those of Greece, Spain, Portugal, and Italy, faced solvency concerns amid massive fiscal deficits. The fiscal year ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund, and stabilize the banking system.

Market volatility was a common theme during the fiscal year. During mid-2011, Greek sovereign debt concerns and signs of slowing global growth continued to worry investors. In addition, numerous world events caught investors' attention, including the growing unrest in the Middle East and Northern Africa,

2

The Market Environment (Continued)

and the devastating earthquake and tsunami in Japan on March 11th. Renewed credit problems overseas and the market corrections that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk.

Although Europe's debt status bore the greatest negative macroeconomic heft globally, inflation was the major concern across Asia throughout the fiscal year. Fortunately, these concerns started to subside towards the end of the period, with a surprise interest rate reduction in Indonesia, inflationary easing in China, and an expected crest in India's inflation rate. The slowdown in inflation rates gave Asian governments the ability to loosen monetary policy as needed to help maintain financial stability and potentially stimulate economic growth. Though inflation rates in China receded from peak levels over the period, China's capacity to continue its economic expansion and serve as the world's growth engine came into question due to a more recent slowdown that negatively affected investor sentiment. The growth numbers in China, however, remained healthy.

In emerging market countries, investors became risk-averse on news of potential defaults in Europe, as well as slowing growth and accounting concerns in China leading to a relatively indiscriminate correction in almost all emerging market countries. Concerns about potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.

3

Manager's Analysis

PowerShares Ibbotson Alternative Completion Portfolio (ticker: PTO)

The PowerShares Ibbotson Alternative Completion Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Ibbotson Alternative Completion IndexTM (the "Index"). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Index, but may also invest in exchange-traded notes ("ETNs") and equity and fixed income securities included in the Index.

The Index is compiled and calculated by Ibbotson Associates, using a proprietary methodology to select underlying exchange-traded funds ("ETFs"), ETNs, and equity and fixed-income securities covering a group of asset classes and investment strategies.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 1.22%. On an NAV basis, the Fund returned 0.88%. During this same time period the Index returned 1.14% and the S&P 500® Index returned 8.07%.

Positions that contributed most significantly to return included PowerShares DB Energy Fund, a commodity ETF (7.94% of long-term investments at October 31, 2011); PowerShares DB Precious Metals Fund, a commodity ETF (4.02% of long-term investments at October 31, 2011); and PowerShares Preferred Portfolio, a fixed-income ETF (8.86% of long-term investments at October 31, 2011). Positions that detracted most significantly from return included PowerShares MENA Frontier Countries Portfolio, an emerging markets ETF (11.98% of long-term investments at October 31, 2011); PowerShares Emerging Markets Infrastructure Portfolio, an emerging markets ETF (9.78% of long-term investments at October 31, 2011); and PowerShares DB Base Metals Fund, a commodity ETF (3.90% of long-term investments at October 31, 2011).

Asset Class Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

International Equity Funds	33.8
Fixed Income Funds	32.5
Commodity Funds	21.6
Currency Funds	8.0
Domestic Equity Funds	4.1
Money Market Fund	0.0
Liabilities in excess of other assets	(0.0)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
PowerShares Emerging Markets Sovereign Debt Portfolio	11.9
PowerShares MENA Frontier Countries Portfolio	11.9
PowerShares Emerging Markets Infrastructure Portfolio	9.8
PowerShares Preferred Portfolio	8.9
PowerShares DB G10 Currency Harvest Fund	8.0
PowerShares DB Energy Fund	8.0
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	6.0
PowerShares DB Agriculture Fund	5.7
PowerShares S&P 500 BuyWrite Portfolio	4.1
PowerShares DB Precious Metals Fund	4.0
Total	78.3

4

Manager's Analysis (Continued)

PowerShares Ibbotson Alternative Completion Portfolio (ticker: PTO)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
		Avg. Ann.††	Fund Inception
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
Ibbotson Alternative Completion IndexTM	1.14%	N/A	N/A	N/A
S&P 500® Index	8.07%	11.41%	(1.02)%	(3.44)%
Fund
Net Asset Value ("NAV") Return	0.88%	10.57%	(5.64)%	(18.13)%
Share Price Return	1.22%	11.08%	(6.03)%	(19.30)%

Fund Inception: 05/20/2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the total annual fund operating expenses ratio of 0.78% includes the unitary management fee of 0.25% and estimated acquired fund fees and expenses of 0.53%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 common stocks.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index is based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Manager's Analysis

PowerShares RiverFront Tactical Balanced Growth Portfolio (ticker: PAO)

The PowerShares RiverFront Tactical Balanced Growth Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the RiverFront Global Tactical Balanced Growth IndexTM (the "Index"). The Fund will normally invest at least 90% of its total assets in the securities included in the Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Index, but may also invest in exchange-traded notes and equity and fixed income securities included in the Index.

For the fiscal year ended October 31, 2011, on a share price basis the Fund returned (1.36)%. On an NAV basis, the Fund returned (1.11)%. Over this same year, the Index returned (1.14)% and the S&P 500® Index returned 8.07%.

The Fund benefited from positions in PowerShares Dynamic Energy Sector ETF (3.4% of net assets at October 31, 2011), PowerShares Fundamental Pure Large Core Portfolio ETF (4.9% of net assets at October 31, 2011) and iShares DJ US Technology Sector Index Fund ETF (8.2% of net assets at October 31, 2011).

The Fund was hurt primarily from exposure to international equities, the largest detractors to Fund performance being PowerShares FTSE RAFI Emerging Markets Portfolio ETF (10.2% of net assets at October 31, 2011), PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio ETF (no longer held at October 31, 2011) and iShares MSCI Korea Index Fund ETF (no longer held at October 31, 2011).

Asset Class Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Domestic Equity Funds	46.0
International Equity Funds	32.8
Fixed Income Funds	20.1
Currency Funds	1.1
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
PowerShares FTSE RAFI Emerging Markets Portfolio	10.2
PowerShares Fundamental High Yield® Corporate Bond Portfolio	9.6
iShares Dow Jones U.S. Technology Sector Index Fund	8.2
PowerShares Dynamic Financial Sector Portfolio	6.1
Vanguard MSCI Europe ETF	6.1
PowerShares DWA Technical LeadersTM Portfolio	5.8
PowerShares International Dividend AchieversTM Portfolio	5.4
iShares Dow Jones U.S. Healthcare Sector Index Fund	4.9
PowerShares Fundamental Pure Large Core Portfolio	4.9
PowerShares Dynamic Consumer Discretionary Sector Portfolio	4.3
Total	65.5

6

Manager's Analysis (Continued)

PowerShares RiverFront Tactical Balanced Growth Portfolio (ticker: PAO)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
		Avg. Ann.††	Fund Inception
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
Riverfront Global Tactical Balanced Growth IndexTM	(1.14)%	N/A	N/A	N/A
S&P 500® Index	8.07%	11.41%	(1.02)%	(3.44)%
Fund
Net Asset Value ("NAV") Return	(1.11)%	9.42%	(4.87)%	(15.82)%
Share Price Return	(1.36)%	10.28%	(5.21)%	(16.86)%

Fund Inception: 05/20/2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the total annual fund operating expenses ratio of 0.75% includes the unitary management fee of 0.25% and estimated acquired fund fees and expenses of 0.50%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index "(the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 common stocks.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index is based on the closest month-end to the Fund's inception date.

††  Average annualized.

7

Manager's Analysis

PowerShares RiverFront Tactical Growth & Income Portfolio (ticker: PCA)

The PowerShares RiverFront Tactical Growth & Income Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the RiverFront Global Tactical Balanced Growth & Income IndexTM (the "Index"). The Fund will normally invest at least 90% of its total assets in the securities included in the Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Index, but may also invest in exchange-traded notes and equity and fixed income securities included in the Index.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 1.46%. On an NAV basis, the Fund returned 1.70%. Over this same year, the Index returned 1.88% and the S&P 500® Index returned 8.07%.

The Fund benefited from exposure to U.S. dividend paying companies represented by PowerShares Dividend Achievers Portfolio (10.8% of net assets at October 31, 2011) and PowerShares High Yield Equity Dividend Achievers Portfolio (6.3% of net assets at October 31, 2011) as well as U.S. high yield corporate bonds represented by PowerShares Fundamental High Yield Corporate Bond Portfolio (12.1% of net assets at October 31, 2011), SPDR Barclays Capital High Yield Bond ETF (5.0% of net assets at October 31, 2011) and iShares iBoxx $ High Yield Corporate Bond Fund (2.9% of net assets at October 31, 2011).

The Fund was hurt primarily from exposure to international equities, the largest detractors to Fund performance being PowerShares FTSE RAFI Emerging Markets Portfolio (3.3% of net assets at October 31, 2011), PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (no longer held at October 31, 2011) and iShares MSCI Korea Index Fund (no longer held at October 31, 2011).

Asset Class Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Fixed Income Funds	37.0
Domestic Equity Funds	34.1
International Equity Funds	25.8
Currency Funds	1.9
Commodity Funds	1.2
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
PowerShares Fundamental High Yield® Corporate Bond Portfolio	12.1
PowerShares Dividend AchieversTM Portfolio	10.8
Vanguard Short-Term Corporate Bond ETF	8.1
PowerShares High Yield Equity Dividend AchieversTM Portfolio	6.3
PowerShares S&P 500® Low Volatility Portfolio	6.1
Vanguard MSCI Europe ETF	5.1
PowerShares International Dividend AchieversTM Portfolio	5.0
SPDR Barclays Capital High Yield Bond ETF	5.0
iShares Dow Jones U.S. Technology Sector Index Fund	4.9
JPMorgan Alerian MLP Index ETN	3.9
Total	67.3

8

Manager's Analysis (Continued)

PowerShares RiverFront Tactical Growth & Income Portfolio (ticker: PCA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of October 31, 2011
		Avg. Ann.††	Fund Inception
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
Riverfront Global Tactical Balanced Growth & Income IndexTM	1.88%	N/A	N/A	N/A
S&P 500® Index	8.07%	11.41%	(1.02)%	(3.44)%
Fund
Net Asset Value ("NAV") Return	1.70%	9.68%	(2.91)%	(9.69)%
Share Price Return	1.46%	8.67%	(3.44)%	(11.36)%

Fund Inception: 05/20/2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the total annual fund operating expenses ratio of 0.69% includes the unitary management fee of 0.25% and estimated acquired fund fees and expenses of 0.44%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index "(the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 common stocks.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index is based on the closest month-end to the Fund's inception date.

††  Average annualized.

9

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2011

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
PTO	PowerShares Ibbotson Alternative Completion Portfolio	5/20/08	871	192	86	79	41	17	43
PAO	PowerShares RiverFront Tactical Balanced Growth Portfolio	5/20/08	871	302	63	51	27	13	37
PCA	PowerShares RiverFront Tactical Growth & Income Portfolio	5/20/08	871	184	55	69	47	32	150

10

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PTO	250	79	52	14	7	11
PAO	275	37	31	18	4	13
PCA	188	36	52	31	11	16

11

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2011.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and each Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Ibbotson Alternative Completion Portfolio (PTO) Actual	$1,000.00	$932.08	0.25%	$1.22
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28
PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO) Actual	$1,000.00	$875.45	0.25%	$1.18
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28
PowerShares RiverFront Tactical Growth & Income Portfolio (PCA) Actual	$1,000.00	$930.14	0.25%	$1.22
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

12

Schedule of Investments

PowerShares Ibbotson Alternative Completion Portfolio (PTO)

October 31, 2011

Number of Shares		Value
	Exchange-Traded Funds—100.0%
	Commodity Funds—21.6%
16,054	PowerShares DB Agriculture Fund(/)*	$488,202
16,600	PowerShares DB Base Metals Fund(/)*	333,660
24,284	PowerShares DB Energy Fund(/)*	679,224
5,652	PowerShares DB Precious Metals Fund(/)*	343,811
		1,844,897
	Currency Funds—8.0%
28,141	PowerShares DB G10 Currency Harvest Fund(/)*	686,359
	Domestic Equity Funds—4.1%
17,137	PowerShares S&P 500 BuyWrite Portfolio(=)	351,651
	Fixed Income Funds—32.5%
2,860	iShares Barclays TIPS Bond Fund	333,162
5,741	PIMCO Broad U.S. TIPS Index Fund	331,899
37,168	PowerShares Emerging Markets Sovereign Debt Portfolio(=)	1,019,518
54,100	PowerShares Preferred Portfolio(=)	756,859
5,767	SPDR Barclays Capital TIPS ETF	333,621
		2,775,059
	International Equity Funds—33.8%
20,452	PowerShares Emerging Markets Infrastructure Portfolio(=)	836,282
23,423	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio(=)	513,666
8,928	PowerShares Global Agriculture Portfolio(=)	263,376
5,609	PowerShares Global Gold and Precious Metals Portfolio(=)	254,649
90,713	PowerShares MENA Frontier Countries Portfolio(=)	1,017,800
		2,885,773
	Total Exchange-Traded Funds (Cost $7,971,174)	8,543,739
	Money Market Fund—0.0%
1,056	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $1,056)	1,056
	Total Investments (Cost $7,972,230)—100.0%	8,544,795
	Liabilities in excess of other assets—(0.0%)	(902)
	Net Assets—100.0%	$8,543,893

Investment Abbreviations:

ETF—Exchange-Traded Fund

TIPS—Treasury Inflation Protected Securities

Notes to Schedule of Investments:

(/)  Not considered to be affiliated.

*  Non-income producing security.

(=)  The Fund and the PowerShares exchange-traded funds have the same investment adviser and therefore, are considered to be affiliated. See Note 4.

See Notes to Financial Statements.

13

Schedule of Investments

PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)

October 31, 2011

Number of Shares		Value
	Exchange-Traded Funds—100.0%
	Currency Funds—1.1%
10,335	WisdomTree Dreyfus China Yuan Fund*	$264,783
	Domestic Equity Funds—46.0%
16,745	iShares Dow Jones U.S. Healthcare Sector Index Fund	1,157,917
29,361	iShares Dow Jones U.S. Technology Sector Index Fund	1,941,937
32,981	PowerShares Dividend AchieversTM Portfolio(=)	480,863
56,351	PowerShares DWA Technical LeadersTM Portfolio(=)	1,360,313
39,619	PowerShares Dynamic Consumer Discretionary Sector Portfolio(=)	1,022,170
20,606	PowerShares Dynamic Energy Sector Portfolio(=)	798,276
80,895	PowerShares Dynamic Financial Sector Portfolio(=)	1,448,829
28,545	PowerShares Dynamic Food & Beverage Portfolio(=)	543,782
20,684	PowerShares Dynamic Industrials Sector Portfolio(=)	567,776
14,764	PowerShares Dynamic Utilities Portfolio(=)	237,361
47,247	PowerShares Fundamental Pure Large Core Portfolio(=)	1,149,047
2,215	Vanguard Telecommunication Services ETF	139,988
		10,848,259
	Fixed Income Funds—20.1%
4,184	iShares Barclays 20+Year Treasury Bond Fund	484,842
2,707	iShares iBoxx $ High Yield Corporate Bond Fund	241,681
4,183	iShares JPMorgan USD Emerging Markets Bond Fund	461,803
123,531	PowerShares Fundamental High Yield® Corporate Bond Portfolio(=)	2,253,206
15,899	SPDR Barclays Capital 1-3 Month T-Bill ETF*	728,651
8,856	SPDR Barclays Capital High Yield Bond ETF	345,118
4,429	WisdomTree Asia Local Debt Fund	227,695
		4,742,996
	International Equity Funds—32.8%
20,161	db-X MSCI EAFE Currency-Hedged Equity Fund, Class X*	457,856
15,725	Global X FTSE Asean 40 ETF*	244,209
29,775	PowerShares DWA Developed Markets Technical Leaders Portfolio(=)	555,899
13,042	PowerShares DWA Emerging Markets Technical Leaders Portfolio(=)	212,324
5,413	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio(=)	118,707
110,534	PowerShares FTSE RAFI Emerging Markets Portfolio(=)	2,408,536

Number of Shares		Value
	Exchange-Traded Funds (Continued)
83,166	PowerShares International Dividend AchieversTM Portfolio(=)	$1,264,955
19,194	PowerShares S&P 500® Low Volatility Portfolio(=)	480,618
31,498	Vanguard MSCI Europe ETF	1,438,199
12,547	WisdomTree Emerging Markets SmallCap Dividend Fund	544,038
		7,725,341
	Total Exchange-Traded Funds (Cost $23,477,083)	23,581,379
	Money Market Fund—0.1%
11,394	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $11,394)	11,394
	Total Investments (Cost $23,488,477)—100.1%	23,592,773
	Liabilities in excess of other assets—(0.1%)	(12,273)
	Net Assets—100.0%	$23,580,500

Investment Abbreviations:

ETF—Exchange-Traded Fund

Notes to Schedule of Investments:

*  Non-income producing security.

(=)  The Fund and the PowerShares exchange-traded funds have the same investment adviser and therefore, are considered to be affiliated. See Note 4.

See Notes to Financial Statements.

14

Schedule of Investments

PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)

October 31, 2011

Number of Shares		Value
	Exchange-Traded Funds—100.0%
	Commodity Funds—1.2%
3,992	PowerShares DB Precious Metals Fund(/)*	$242,833
	Currency Funds—1.9%
14,769	WisdomTree Dreyfus China Yuan Fund*	378,382
	Domestic Equity Funds—34.1%
8,782	iShares Dow Jones U.S. Healthcare Sector Index Fund	607,275
14,769	iShares Dow Jones U.S. Technology Sector Index Fund	976,822
20,557	JPMorgan Alerian MLP Index ETN	770,476
148,841	PowerShares Dividend AchieversTM Portfolio(=)	2,170,102
14,171	PowerShares DWA Technical LeadersTM Portfolio(=)	342,088
19,759	PowerShares Dynamic Consumer Discretionary Sector Portfolio(=)	509,782
141,631	PowerShares High Yield Equity Dividend AchieversTM Portfolio(=)	1,260,516
2,994	Vanguard Telecommunication Services ETF	189,221
		6,826,282
	Fixed Income Funds—37.0%
6,587	iShares Barclays 20+Year Treasury Bond Fund	763,301
6,586	iShares iBoxx $ High Yield Corporate Bond Fund	587,998
5,389	iShares JPMorgan USD Emerging Markets Bond Fund	594,946
5,020	PowerShares Active Low Duration Portfolio(=)	127,726
132,924	PowerShares Fundamental High Yield® Corporate Bond Portfolio(=)	2,424,534
25,740	SPDR Barclays Capital High Yield Bond ETF	1,003,088
20,757	Vanguard Short-Term Corporate Bond ETF	1,621,122
5,588	WisdomTree Asia Local Debt Fund	287,279
		7,409,994
	International Equity Funds—25.8%
9,384	iShares MSCI ACWI ex US Index Fund	365,788
2,994	iShares MSCI All Country Asia ex Japan Index Fund	160,358
30,749	PowerShares FTSE RAFI Emerging Markets Portfolio(=)	670,021
66,262	PowerShares International Dividend AchieversTM Portfolio(=)	1,007,845
48,699	PowerShares S&P 500® Low Volatility Portfolio(=)	1,219,423
13,565	Vanguard MSCI Emerging Markets ETF	562,812
22,548	Vanguard MSCI Europe ETF	1,029,542
3,791	WisdomTree Emerging Markets SmallCap Dividend Fund	164,378
		5,180,167
	Total Exchange-Traded Funds (Cost $19,333,681)	20,037,658

Number of Shares		Value
	Money Market Fund—0.1%
12,601	Goldman Sachs Financial Square Prime Obligations - Institutional Share Class (Cost $12,601)	$12,601
	Total Investments (Cost $19,346,282)—100.1%	20,050,259
	Liabilities in excess of other assets—(0.1%)	(16,240)
	Net Assets—100.0%	$20,034,019

Investment Abbreviations:

ETF—Exchange-Traded Fund

ETN—Exchange-Traded Note

Notes to Schedule of Investments:

(/)  Not considered to be affiliated.

*  Non-income producing security.

(=)  The Fund and the PowerShares exchange-traded funds have the same investment adviser and therefore, are considered to be affiliated. See Note 4.

See Notes to Financial Statements.

15

Statements of Assets and Liabilities

October 31, 2011

	PowerShares Ibbotson Alternative Completion Portfolio (PTO)	PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)	PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)
ASSETS:
Unaffiliated investments, at value	$3,530,994	$8,690,111	$10,318,222
Affiliated investments at value (Note 4)	5,013,801	14,902,662	9,732,037
Total investments, at value	$8,544,795	$23,592,773	$20,050,259
Cash	—	—	2,437
Receivables:
Dividends and interest	903	13	3,187
Investments sold	—	911,349	669,303
Total Assets	8,545,698	24,504,135	20,725,186
LIABILITIES:
Due to custodian	38	—	—
Payables:
Shares repurchased	—	601,210	—
Investments purchased	—	317,486	686,993
Accrued unitary management fees	1,767	4,939	4,174
Total Liabilities	1,805	923,635	691,167
NET ASSETS	$8,543,893	$23,580,500	$20,034,019
NET ASSETS CONSIST OF:
Shares of beneficial interest	$11,983,785	$26,955,100	$21,794,011
Undistributed net investment income	31,512	115,250	84,072
Undistributed net realized gain (loss)	(4,043,969)	(3,594,146)	(2,548,041)
Net unrealized appreciation	572,565	104,296	703,977
Net Assets	$8,543,893	$23,580,500	$20,034,019
Shares outstanding (unlimited amount authorized, $0.01 par value)	750,000	2,000,000	1,600,000
Net asset value	$11.39	$11.79	$12.52
Share price	$11.37	$11.77	$12.51
Unaffiliated investments, at cost	$3,118,077	$8,510,108	$10,047,532
Affiliated investments, at cost	4,854,153	14,978,369	9,298,750
Total investments, at cost	$7,972,230	$23,488,477	$19,346,282

See Notes to Financial Statements.

16

Statements of Operations

Year Ended October 31, 2011

	PowerShares Ibbotson Alternative Completion Portfolio (PTO)	PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)	PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)
INVESTMENT INCOME:
Unaffiliated dividend income	$46,954	$199,428	$238,427
Affiliated dividend income	213,660	272,710	251,205
Total Income	260,614	472,138	489,632
EXPENSES:
Unitary management fees	22,942	57,784	50,975
Net Investment Income	237,672	414,354	438,657
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Unaffiliated Investments	(161,801)	(958,807)	(533,726)
Affiliated Investments	170,071	(87,450)	(15,841)
Distributions from underlying ETF shares	3,746	7,569	3,632
In-kind redemptions	344,730	512,518	494,814
Net realized gain (loss)	356,746	(526,170)	(51,121)
Change in net unrealized appreciation (depreciation) on:
Unaffiliated Investments	81,124	(21,863)	(57,140)
Affiliated Investments	(605,159)	(1,013,733)	(308,846)
Net change in unrealized appreciation (depreciation)	(524,035)	(1,035,596)	(365,986)
Net realized and unrealized gain (loss)	(167,289)	(1,561,766)	(417,107)
Net increase (decrease) in net assets resulting from operations	$70,383	$(1,147,412)	$21,550

See Notes to Financial Statements.

17

Statements of Changes in Net Assets

	PowerShares Ibbotson Alternative Completion Portfolio (PTO)		PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)		PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$237,672	$212,078	$414,354	$208,657	$438,657	$309,604
Net realized gain (loss)	356,746	293,209	(526,170)	452,441	(51,121)	894,221
Net change in unrealized appreciation (depreciation)	(524,035)	765,009	(1,035,596)	770,730	(365,986)	203,862
Net increase (decrease) in net assets resulting from operations	70,383	1,270,296	(1,147,412)	1,431,828	21,550	1,407,687
Undistributed net investment income (loss) included in the price of units issued and redeemed	(19,290)	(2,372)	64,018	41,742	46,946	28,634
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(253,041)	(233,453)	(351,545)	(215,089)	(444,383)	(280,892)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,786,873	5,633,522	16,675,702	7,564,987	11,026,040	7,797,262
Value of shares repurchased	(4,091,455)	(5,519,924)	(6,762,580)	(3,452,019)	(5,693,256)	(5,345,080)
Net income equalization	19,290	2,372	(64,018)	(41,742)	(46,946)	(28,634)
Net increase (decrease) in net assets resulting from shares transactions	(2,285,292)	115,970	9,849,104	4,071,226	5,285,838	2,423,548
Increase (Decrease) in Net Assets	(2,487,240)	1,150,441	8,414,165	5,329,707	4,909,951	3,578,977
NET ASSETS:
Beginning of year	11,031,133	9,880,692	15,166,335	9,836,628	15,124,068	11,545,091
End of year	$8,543,893	$11,031,133	$23,580,500	$15,166,335	$20,034,019	$15,124,068
Undistributed net investment income at end of year	$31,512	$49,559	$115,250	$52,795	$84,072	$90,216
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,000	500,000	1,300,000	650,000	850,000	650,000
Shares repurchased	(350,000)	(500,000)	(550,000)	(300,000)	(450,000)	(450,000)
Shares outstanding, beginning of year	950,000	950,000	1,250,000	900,000	1,200,000	1,000,000
Shares outstanding, end of year	750,000	950,000	2,000,000	1,250,000	1,600,000	1,200,000

See Notes to Financial Statements.

18

19

Financial Highlights

PowerShares Ibbotson Alternative Completion Portfolio (PTO)

	Year Ended October 31,				For the Period May 16, 2008* Through
	2011	2010		2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$11.61	$10.40		$9.04	$15.12
Net investment income**	0.30	0.22		0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.20)	1.24		1.34	(6.14)
Total from investment operations	0.10	1.46		1.53	(6.02)
Distributions to shareholders from:
Net investment income	(0.32)	(0.25)		(0.17)	(0.06)
Net asset value at end of period	$11.39	$11.61		$10.40	$9.04
Share price at end of period***	$11.37	$11.55		$10.51	$8.90
NET ASSET VALUE, TOTAL RETURN****	0.88%	14.18%		17.36%	(39.92	)%(a)
SHARE PRICE TOTAL RETURN****	1.22%	12.42%		20.46%	(40.86	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$8,544	$11,031		$9,881	$9,043
Ratio to average net assets of:
Expenses r	0.25%	0.25%		0.26%	0.25	%†
Net investment income	2.59%	2.02%		2.14%	2.36	%†
Portfolio turnover rate ††	5%	122%		48%	89%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)	$(0.00	)(c)	$(0.01)	$0.09

PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)

	Year Ended October 31,			For the Period May 16, 2008* Through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$12.13	$10.93	$9.58	$15.10
Net investment income**	0.23	0.22	0.25	0.19
Net realized and unrealized gain (loss) on investments	(0.36)	1.22	1.33	(5.60)
Total from investment operations	(0.13)	1.44	1.58	(5.41)
Distributions to shareholders from:
Net investment income	(0.21)	(0.24)	(0.23)	(0.11)
Net asset value at end of period	$11.79	$12.13	$10.93	$9.58
Share price at end of period***	$11.77	$12.14	$11.01	$9.34
NET ASSET VALUE, TOTAL RETURN****	(1.11)%	13.33%	16.88%	(36.04	)%(b)
SHARE PRICE TOTAL RETURN****	(1.36)%	12.60%	20.75%	(37.64	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$23,581	$15,166	$9,837	$7,666
Ratio to average net assets of:
Expenses r	0.25%	0.25%	0.26%	0.25	%†
Net investment income	1.79%	1.99%	2.63%	3.58	%†
Portfolio turnover rate ††	195%	204%	57%	78%
Undistributed net investment income included in price of units issued and redeemed**#	$0.04	$0.04	$0.01	$0.06

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

r  In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying ETFs in which the Fund invests. Estimated underlying ETF's expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying ETFs and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying ETF's expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 20, 2008, first day trading on the exchange) to October 31, 2008 was (39.44)%. The share price total return from Fund Inception to October 31, 2008 was (41.13)%.

(b)  The net asset value total return from Fund Inception (May 20, 2008, first day trading on the exchange) to October 31, 2008 was (35.74)%. The share price total return from Fund Inception to October 31, 2008 was (38.01)%.

(c)  Amount represents less than $0.005.

See Notes to Financial Statements.

20

Financial Highlights (Continued)

PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)

	Year Ended October 31,			For the Period May 16, 2008* Through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$12.60	$11.55	$10.20	$15.08
Net investment income**	0.28	0.29	0.29	0.20
Net realized and unrealized gain (loss) on investments	(0.07)	1.02	1.34	(4.96)
Total from investment operations	0.21	1.31	1.63	(4.76)
Distributions to shareholders from:
Net investment income	(0.29)	(0.26)	(0.28)	(0.12)
Net asset value at end of period	$12.52	$12.60	$11.55	$10.20
Share price at end of period***	$12.51	$12.61	$11.54	$10.46
NET ASSET VALUE, TOTAL RETURN****	1.70%	11.53%	16.33%	(31.74	)%(a)
SHARE PRICE TOTAL RETURN****	1.46%	11.68%	13.30%	(30.02	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$20,034	$15,124	$11,545	$7,142
Ratio to average net assets of:
Expenses r	0.25%	0.25%	0.26%	0.25	%†
Net investment income	2.15%	2.42%	2.80%	3.64	%†
Portfolio turnover rate ††	181%	162%	67%	67%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03	$0.03	$0.03	$0.07

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

r  In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying ETFs in which the Fund invests. Estimated underlying ETF's expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying ETFs and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying ETF's expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 20, 2008, first day trading on the exchange) to October 31, 2008 was (31.56)%. The share price total return from Fund Inception to October 31, 2008 was (30.94)%.

See Notes to Financial Statements.

21

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

Octobe 31, 2011

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2011, the Trust offered fifty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Ibbotson Alternative Completion Portfolio (PTO)	Ibbotson Alternative Completion Portfolio

PowerShares RiverFront Tactical Balanced Growth Portfolio (PAO)	RiverFront Tactical Balanced Growth Portfolio

PowerShares RiverFront Tactical Growth & Income Portfolio (PCA)	RiverFront Tactical Growth & Income Portfolio

Each portfolio (each a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc.

The Funds' market prices may differ to some degree from the net asset value ("NAV") of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the following indices (each, an "Underlying Index"):

Fund	Index
Ibbotson Alternative Completion Portfolio	Ibbotson Alternative Completion IndexTM

RiverFront Tactical Balanced Growth Portfolio	RiverFront Global Tactical Balanced Growth IndexTM

RiverFront Tactical Growth & Income Portfolio	RiverFront Global Tactical Balanced Growth & Income IndexTM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

22

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

23

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Replication Management Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily sell a security unless that security is removed from its respective Underlying Index.

Non-Diversified Fund Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the quarterly rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Fund of Funds Risk. Each Fund pursues its investment objective by primarily investing its assets in underlying Exchange-Traded Funds ("ETFs"). A Fund's investment performance, because it is a fund of funds, largely depends on the investment performance of the underlying ETFs in which it invests. An investment in a Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Each Fund will indirectly pay a proportional share of the fees and expenses of the Underlying ETFs in which it invests (including operating expenses and management fees). There is a risk that the evaluations and assumptions of each Fund's Index Provider regarding the asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain segments of the market represented by constituent Underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

24

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Risks of Investing in ETNs. The return on an exchange-traded note ("ETN") is generally linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. Certain ETNs in which a Fund may invest may be linked to master limited partnerships ("MLPs"). Investments linked to MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Moreover, the tax treatment of ETNs is uncertain and the Internal Revenue Service could assert at any time that ETNs should be taxed in a manner that may adversely affect a Fund.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company investments, if any.

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, expenses of the underlying ETFs that are paid indirectly as a result of share ownership of the underlying ETFs and other extraordinary expenses.

25

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Expenses included in each of the accompanying financial statements reflect the expenses of each Fund and do not include any expenses of the underlying ETF, in which it invests. The effects of the underlying ETF's expenses are included in the realized and unrealized gain/loss on the investments in the underlying ETFs.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Equalization

All of the Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per Share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital Shares. Equalization is calculated on a per Share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital Shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income (loss) included in the price of capital Shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee of 0.25% of each Fund's average daily net assets. The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, expenses of the underlying ETFs that are paid indirectly as a result of share ownership of the underlying ETFs and other extraordinary expenses.

Each Fund indirectly bears the fees and expenses of the underlying ETFs in which it invests. The Adviser serves as the investment adviser to some of the underlying ETFs. By virtue of the Fund's investments in affiliated underlying ETFs, the management fee received by the Adviser for managing the underlying ETFs will increase.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Distributor has entered into a Marketing Agreement with DB Commodity Services LLC and Deutsche Bank AG, London Branch (collectively, "Deutsche Bank") to assist in marketing activities with respect to the PowerShares DB ETFs in which each Fund may invest. The Distributor receives a fee from Deutsche Bank for these services. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

26

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

The Adviser has entered into a licensing agreement for the Ibbotson Alternative Completion Portfolio with Ibbotson Associates, and for the RiverFront Tactical Balanced Growth Portfolio and RiverFront Tactical Growth & Income Portfolio with RiverFront Investment Group® (each a "Licensor"). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Funds and other certain underlying ETFs have the same investment adviser and, therefore are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated ETFs for the fiscal year ended October 31, 2011.

Ibbotson Alternative Completion Portfolio

	Value 10/31/2010	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 10/31/2011	Dividend Income
PowerShares Emerging Markets Infrastructure Portfolio	$1,010,109	$207,995	$(273,527)	$(167,604)	$59,309	$836,282	$11,649
PowerShares Emerging Markets Sovereign Debt Portfolio	1,308,469	141,949	(385,288)	(52,832)	7,220	1,019,518	60,116
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	669,316	49,478	(175,521)	(56,648)	27,041	513,666	14,723
PowerShares Global Agriculture Portfolio	350,396	21,761	(99,445)	(38,036)	28,700	263,376	2,655
PowerShares Global Gold and Precious Metals Portfolio	328,848	40,485	(112,977)	(15,058)	13,351	254,649	5,461
PowerShares MENA Frontier Countries Portfolio	1,318,511	204,154	(297,298)	(228,824)	21,257	1,017,800	36,397
PowerShares Preferred Portfolio	950,399	86,236	(260,914)	(26,928)	8,066	756,859	54,712
PowerShares S&P 500 BuyWrite Portfolio	431,714	35,368	(101,329)	(19,229)	5,127	351,651	27,947
Total Investments in Affiliates	$6,367,762	$787,426	$(1,706,299)	$(605,159)	$170,071	$5,013,801	$213,660

RiverFront Tactical Balanced Growth Portfolio

	Value 10/31/2010	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 10/31/2011	Dividend Income
PowerShares Active Low Duration Portfolio	$159,256	$554,036	$(708,994)	$(95)	$(4,203)	$—	$323
PowerShares Active U.S. Real Estate Fund	292,003	22,469	(309,381)	(33,181)	28,090	—	—
PowerShares Dividend AchieversTM Portfolio	1,060,298	3,330,860	(3,945,617)	(5,217)	40,539	480,863	32,835

27

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

	Value 10/31/2010	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 10/31/2011	Dividend Income
PowerShares DWA Developed Markets Technical Leaders Portfolio	$—	$638,359	$(50,034)	$(29,415)	$(3,011)	$555,899	$8,619
PowerShares DWA Emerging Markets Technical Leaders Portfolio	—	249,961	(20,513)	(15,911)	(1,213)	212,324	—
PowerShares DWA Technical LeadersTM Portfolio	176,256	1,771,378	(594,437)	(5,240)	12,356	1,360,313	1,362
PowerShares Dynamic Basic Materials Sector Portfolio	252,609	371,534	(533,529)	(17,103)	(73,511)	—	8,898
PowerShares Dynamic Biotechnology & Genome Portfolio	151,324	46,828	(204,567)	(11,740)	18,155	—	—
PowerShares Dynamic Consumer Discretionary Sector Portfolio	530,762	857,111	(403,857)	19,575	18,579	1,022,170	7,149
PowerShares Dynamic Energy Sector Portfolio	562,070	1,487,583	(1,411,065)	(41,423)	201,111	798,276	4,116
PowerShares Dynamic Financial Sector Portfolio	200,254	1,970,440	(587,800)	(114,789)	(19,276)	1,448,829	12,505
PowerShares Dynamic Food & Beverage Portfolio	445,067	683,961	(611,614)	(17,203)	43,571	543,782	5,622
PowerShares Dynamic Healthcare Sector Portfolio	181,948	1,384,980	(1,436,412)	(11,419)	(119,097)	—	—
PowerShares Dynamic Industrials Sector Portfolio	661,763	886,955	(937,148)	(5,669)	(38,125)	567,776	6,251
PowerShares Dynamic Insurance Portfolio	318,707	152,218	(493,088)	(21,229)	43,392	—	5,236
PowerShares Dynamic Networking Portfolio	160,884	89,882	(299,660)	(20,225)	69,119	—	833
PowerShares Dynamic Pharmaceuticals Portfolio	371,475	210,138	(599,905)	(43,308)	61,600	—	1,043
PowerShares Dynamic Software Portfolio	300,655	117,988	(457,592)	(24,428)	63,377	—	—
PowerShares Dynamic Technology Sector Portfolio	570,650	1,760,701	(1,996,095)	(67,767)	(267,489)	—	359
PowerShares Dynamic Telecommunications & Wireless Portfolio	251,207	41,638	(297,398)	(35,973)	40,526	—	—
PowerShares Dynamic Utilities Portfolio	278,978	683,276	(703,533)	(30,762)	9,402	237,361	8,703
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	469,022	2,370,059	(2,597,954)	(49,603)	(191,524)	—	—
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	—	1,249,249	(1,039,509)	(14,434)	(76,599)	118,707	7,937
PowerShares FTSE RAFI Emerging Markets Portfolio	1,885,084	3,336,569	(2,347,351)	(417,861)	(47,905)	2,408,536	50,442

28

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

	Value 10/31/2010	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 10/31/2011	Dividend Income
PowerShares Fundamental High Yield® Corporate Bond Portfolio	$902,523	$2,465,157	$(1,110,577)	$(8,123)	$4,226	$2,253,206	$56,388
PowerShares Fundamental Pure Large Core Portfolio	649,733	2,111,458	(1,729,951)	23,081	94,726	1,149,047	26,161
PowerShares International Dividend AchieversTM Portfolio	457,136	1,076,926	(270,678)	(10,470)	12,041	1,264,955	23,211
PowerShares S&P 500® Low Volatility Portfolio	—	588,926	(100,451)	(4,019)	(3,838)	480,618	4,106
PowerShares VRDO Tax-Free Weekly Portfolio	414,084	430,245	(842,078)	218	(2,469)	—	611
Total Investments in Affiliates	$11,703,748	$30,940,885	$(26,640,788)	$(1,013,733)	$(87,450)	$14,902,662	$272,710

RiverFront Tactical Growth & Income Portfolio

	Value 10/31/2010	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/2011	Dividend Income
PowerShares Active Low Duration Portfolio	$474,143	$806,453	$(1,155,433)	$6,692	$(4,129)	$127,726	$1,023
PowerShares Active U.S. Real Estate Fund	299,517	382,991	(665,703)	(38,953)	22,148	—	4,947
PowerShares Dividend Achievers(TM) Portfolio	2,029,537	3,934,360	(3,874,333)	22,977	57,561	2,170,102	51,449
PowerShares DWA Technical Leaders(TM) Portfolio	—	363,515	(30,960)	9,708	(175)	342,088	252
PowerShares Dynamic Consumer Discretionary Sector Portfolio	308,945	777,417	(612,715)	(15,842)	51,977	509,782	4,836
PowerShares Dynamic Energy Sector Portfolio	149,599	911,657	(999,863)	(18,509)	(42,884)	—	6,028
PowerShares Dynamic Healthcare Sector Portfolio	151,493	668,935	(755,948)	(10,187)	(54,293)	—	—
PowerShares Dynamic Industrials Sector Portfolio	239,006	852,072	(1,046,461)	(37,303)	(7,314)	—	2,630
PowerShares Dynamic Technology Sector Portfolio	492,347	752,723	(1,102,032)	(66,863)	(76,175)	—	310
PowerShares Dynamic Telecommunications & Wireless Portfolio	155,495	6,408	(160,822)	(4,347)	3,266	—	—
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	159,537	1,148,018	(1,228,407)	(40,312)	(38,836)	—	2,665
PowerShares FTSE RAFI Emerging Markets Portfolio	1,366,563	2,233,667	(2,773,223)	(173,005)	16,019	670,021	24,389
PowerShares Fundamental High Yield® Corporate Bond Portfolio	1,487,641	2,575,403	(1,631,927)	(7,584)	1,001	2,424,534	101,127
PowerShares Fundamental Pure Mid Core Portfolio	163,804	109,516	(263,606)	(16,645)	6,931	—	1,559
PowerShares High Yield Equity Dividend Achievers(TM) Portfolio	527,532	1,259,415	(609,282)	59,895	22,956	1,260,516	26,730
PowerShares International Dividend Achievers(TM) Portfolio	311,242	1,179,245	(490,330)	(1,899)	9,587	1,007,845	12,704

29

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

	Value 10/31/2010	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/2011	Dividend Income
PowerShares Dynamic Pharmaceuticals Portfolio	$247,208	$41,817	$(298,561)	$(12,632)	$22,168	$—	$424
PowerShares S&P 500® Low Volatility Portfolio	—	1,314,862	(129,277)	35,629	(1,791)	1,219,423	8,397
PowerShares VRDO Tax-Free Weekly Portfolio	499,900	1,464,838	(1,961,214)	334	(3,858)	—	1,735
Total Investments in Affiliates	$9,063,509	$20,783,312	$(19,790,097)	$(308,846)	$(15,841)	$9,732,037	$251,205

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2011, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

With respect to each Fund, during the fiscal year ended October 31, 2011, there were no significant transfers between investment levels.

30

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011		2010
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Ibbotson Alternative Completion Portfolio	$253,041	$—	$233,453	$—
RiverFront Tactical Balanced Growth Portfolio	351,545	—	215,089	—
RiverFront Tactical Growth & Income Portfolio	444,383	—	280,892	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Ibbotson Alternative Completion Portfolio	$31,512	$533,263	$(4,004,667)	$11,983,785	$8,543,893
RiverFront Tactical Balanced Growth Portfolio	115,250	(76,891)	(3,412,959)	26,955,100	23,580,500
RiverFront Tactical Growth & Income Portfolio	84,072	661,608	(2,505,672)	21,794,011	20,034,019

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds have capital loss carryforward amounts as of October 31, 2011, which expire on October 31 of each year listed below:

	2016	2017	2018	2019	Total*
Ibbotson Alternative Completion Portfolio**	$1,675,018	$1,239,640	$1,090,009	$—	$4,004,667
RiverFront Tactical Balanced Growth Portfolio	1,323,393	967,037	221,824	900,705	3,412,959
RiverFront Tactical Growth & Income Portfolio	895,279	793,493	298,305	518,595	2,505,672

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

** The Fund utilized $65,308 of capital loss carryforward during the fiscal year ended October 31, 2011.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2011, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Ibbotson Alternative Completion Portfolio	$503,119	$543,502
RiverFront Tactical Balanced Growth Portfolio	46,847,746	44,575,273
RiverFront Tactical Growth & Income Portfolio	37,456,683	36,779,137

31

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

For the fiscal year ended October 31, 2011, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Ibbotson Alternative Completion Portfolio	$585,671	$2,855,848
RiverFront Tactical Balanced Growth Portfolio	15,179,897	7,468,835
RiverFront Tactical Growth & Income Portfolio	10,253,366	5,594,110

Gains and (losses) on in-kind transactions are generally not considered taxable gains and (losses) for Federal income tax purposes.

At October 31, 2011, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Ibbotson Alternative Completion Portfolio	$8,011,532	$533,263	$611,469	$(78,206)
RiverFront Tactical Balanced Growth Portfolio	23,669,664	(76,891)	489,530	(566,421)
RiverFront Tactical Growth & Income Portfolio	19,388,651	661,608	773,901	(112,293)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and utilization of book equalization, on October 31, 2011, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2011, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Ibbotson Alternative Completion Portfolio	$16,612	$(328,758)	$312,146
RiverFront Tactical Balanced Growth Portfolio	(64,372)	(416,817)	481,189
RiverFront Tactical Growth & Income Portfolio	(47,364)	(476,717)	524,081

Note 9. Trustees' Fees

The Fund compensates each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. The Non-Independent Trustees of the Trust do not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such

32

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Transactions in capital shares for each Fund are disclosed in detail on the Statement of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Trust") at October 31, 2011, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 27, 2011

34

Tax Information

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal Income Tax Information

	Qualified Dividend Income*	Corporate Dividend- Received Deduction*
Ibbotson Alternative Completion Portfolio	32%	9%
RiverFront Tactical Balanced Growth Portfolio	61%	13%
RiverFront Tactical Growth & Income Portfolio	37%	16%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

35

Trustees and Officers

The Independent Trustees, the Trustees who are affiliated with the Adviser (the "Non-Independent Trustees") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

The Trustees and officers information is current as of October 31, 2011.

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	112	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008); Director of Open Architecture and Trading (2007- 2008); Head of Fundamental Research (2004-2007); and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

36

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	112	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

37

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

38

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non- Independent Trustees	Other Directorships Held by Non-Independent Trustees
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consists of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

39

Trustees and Officers (Continued)

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non- Independent Trustees	Other Directorships Held by Non-Independent Trustees
Kevin M. Carome (55) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

40

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. In the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicago land area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008- Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (54) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) (2000-2006)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

41

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Todd Spillane (52) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly, Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc. – registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its Subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

42

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010). Associate Counsel at Barclays Global Investors Ltd. (2004-2006)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

43

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2010 Invesco PowerShares Capital Management LLC  P-PS-AR-11

2011 Annual Report to Shareholders

October 31, 2011

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

The Market Environment	3

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	22

Fees and Expenses	24

S&P SmallCap Portfolios

Schedules of Investments

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	26

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	28

PowerShares S&P SmallCap Energy Portfolio (PSCE)	29

PowerShares S&P SmallCap Financials Portfolio (PSCF)	30

PowerShares S&P SmallCap Health Care Portfolio (PSCH)	32

PowerShares S&P SmallCap Industrials Portfolio (PSCI)	33

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	35

PowerShares S&P SmallCap Materials Portfolio (PSCM)	37

PowerShares S&P SmallCap Utilities Portfolio (PSCU)	38

Statements of Assets and Liabilities	40

Statements of Operations	42

Statements of Changes in Net Assets	44

Financial Highlights	48

Notes to Financial Statements	53

Report of Independent Registered Public Accounting Firm	63

Tax Information	64

Trustees and Officers	65

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The Market Environment

U.S. Equity:

The fiscal year began with equity markets fueled by the second round of Federal Reserve "Quantitative Easing" and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macro-economic distortions due to civil unrest in Egypt and Libya, flooding in Australia, and the devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but often were overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and generally were positive through the summer, the major equity indices sold off precipitously in August as the U.S. struggled with the debt ceiling and ultimately received the first-ever downgrade to its credit rating from S&P. Uncertainty created by the U.S. credit downgrade, combined with a lack of consumer confidence and an intensifying debt crisis in the Eurozone, continued to weigh on investors through the end of the period, reigniting fears of a global recession and a double-dip recession in the U.S.

Non U.S. Equity:

Global equity markets faced headwinds in 2010 and 2011. Notably, several southern European economies, including those of Greece, Spain, Portugal, and Italy, faced solvency concerns amid massive fiscal deficits. The fiscal year ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund, and stabilize the banking system.

Market volatility was a common theme during the fiscal year. During mid-2011, Greek sovereign debt concerns and signs of slowing global growth continued to worry investors. In addition, numerous world events caught investors' attention, including the growing unrest in the Middle East and Northern Africa, and the devastating earthquake and tsunami in Japan on March 11th. Renewed credit problems overseas and the market corrections that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk.

Although Europe's debt status bore the greatest negative macroeconomic heft globally, inflation was the major concern across Asia throughout the fiscal year. Fortunately, these concerns started to subside towards the end of the period, with a surprise interest rate reduction in Indonesia, inflationary easing in China, and an expected crest in India's inflation rate. The slowdown in inflation rates gave Asian governments the ability to loosen monetary policy as needed to help maintain financial stability and potentially stimulate economic growth. Though inflation rates in China receded from peak levels over the period, China's capacity to continue its economic expansion and serve as the world's growth engine came into question due to a more recent slowdown that negatively affected investor sentiment. The growth numbers in China, however, remained healthy.

In emerging market countries, investors became risk-averse on news of potential defaults in Europe, as well as slowing growth and accounting concerns in China leading to a relatively indiscriminate correction in almost all emerging market countries. Concerns about potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.

3

Manager's Analysis

PowerShares S&P SmallCap Consumer Discretionary Portfolio (ticker: PSCD)

The PowerShares S&P SmallCap Consumer Discretionary Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P SmallCap 600 Capped Consumer Discretionary Index® (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to measure the overall performance of common stocks of U.S. consumer discretionary companies. These companies are principally engaged in providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and real estate.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 9.51%. On a NAV basis, the Fund returned 9.39%. Over this same year, the Index returned 9.67%. At the industry level the fund benefitted most from exposure to specialty retail and textiles apparel/luxury goods. Only the diversified consumer services, automobile and multiline retail industries had a negative effect on the Fund.

At the single stock level, the Fund benefitted from exposure to Carter's, Inc. (2.8% of net assets at October 31, 2011), Genesco, Inc. (2.0% of net assets at October 31, 2011), and Buckle, Inc. (The) (1.7% of net assets at October 31, 2011). The Fund was hurt most from exposure to OfficeMax, Inc. (0.6% of net assets at October 31, 2011), Capella Education Co. (0.8% of net assets at October 31, 2011) and P.F. Chang's China Bistro, Inc. (1.0% of net assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Retail	47.8
Apparel	16.4
Commercial Services	9.9
Leisure Time	3.9
Home Furnishings	3.7
Distribution/Wholesale	2.2
Entertainment	2.1
Home Builders	1.8
Household Products/Wares	1.7
Internet	1.4
Machinery-Diversified	1.3
Auto Parts & Equipment	1.3
Miscellaneous Manufacturing	1.2
Beverages	1.2
Media	1.1
Lodging	1.0
Toys/Games/Hobbies	0.7
Building Materials	0.7
Advertising	0.6
Other assets less liabilities	0.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Carter's, Inc.	2.8
Wolverine World Wide, Inc.	2.7
Men's Wearhouse, Inc. (The)	2.3
Crocs, Inc.	2.3
Brunswick Corp.	2.2
Jos. A. Bank Clothiers, Inc.	2.1
Coinstar, Inc.	2.1
HSN, Inc.	2.0
Genesco, Inc.	2.0
Pool Corp.	2.0
Total	22.5

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Growth	59.2
Small-Cap Value	40.8

4

Manager's Analysis (Continued)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (ticker: PSCD)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600 Capped Consumer Discretionary Index®	9.67%	3.90%	6.18%
S&P SmallCap 600® Index	10.54%	9.40%	15.29%
S&P 500® Index	8.07%	6.57%	10.60%
Fund
Net Asset Value ("NAV") Return	9.39%	3.61%	5.71%
Share Price Return	9.51%	3.73%	5.91%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 599 and 500 common stocks, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Manager's Analysis

PowerShares S&P SmallCap Consumer Staples Portfolio (ticker: PSCC)

The PowerShares S&P SmallCap Consumer Staples Portfolio (the "Fund") is based on the S&P SmallCap 600 Capped Consumer Staples Index® (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to measure the overall performance of common stocks of U.S. consumer staples companies. These companies are principally engaged in the business of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and nondiscretionary retail.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 13.55%. On a NAV basis, the Fund returned 13.53%. Over this same year, the Index returned 13.78%. At the industry level nearly all performance of the Fund came from the food products industry.

At the single stock level the Fund benefited from exposure to TreeHouse Foods, Inc. (11.2% of net assets at October 31, 2011), Hain Celestial Group, Inc. (The) (4.5% of net assets at October 31, 2011), B&G Foods, Inc. (5.3% of net assets at October 31, 2011) and Darling International, Inc. (8.3% of net assets at October 31, 2011). The Fund was hurt most by its exposure to Nash Finch Co. (1.9% of net assets at October 31, 2011), Alliance One International, Inc. (1.4% of net assets at October 31, 2011) and Medifast, Inc. (1.4% of net assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Food	61.7
Household Products/Wares	10.1
Environmental Control	8.3
Retail	6.5
Agriculture	5.5
Beverages	4.6
Cosmetics/Personal Care	1.8
Commercial Services	1.4
Money Market Fund	0.1
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Growth	55.9
Small-Cap Value	44.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
TreeHouse Foods, Inc.	11.2
United Natural Foods, Inc.	9.0
Darling International, Inc.	8.3
Diamond Foods, Inc.	7.4
Casey's General Stores, Inc.	6.4
Sanderson Farms, Inc.	5.4
B&G Foods, Inc.	5.3
Boston Beer Co., Inc., Class A	4.6
Snyders-Lance, Inc.	4.5
Hain Celestial Group, Inc. (The)	4.5
Total	66.6

6

Manager's Analysis (Continued)

PowerShares S&P SmallCap Consumer Staples Portfolio (ticker: PSCC)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600 Capped Consumer Staples Index®	13.78%	14.27%	23.26%
S&P SmallCap 600® Index	10.54%	9.40%	15.29%
S&P 500® Index	8.07%	6.57%	10.60%
Fund
Net Asset Value ("NAV") Return	13.53%	13.99%	22.78%
Share Price Return	13.55%	14.06%	22.90%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 599 and 500 common stocks, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

7

Manager's Analysis

PowerShares S&P SmallCap Energy Portfolio (ticker: PSCE)

The PowerShares S&P SmallCap Energy Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P SmallCap 600 Capped Energy Index® (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to measure the overall performance of common stocks of U.S. energy companies. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 29.33%. On a NAV basis, the Fund returned 29.21%. Over this same year, the Index returned 29.71%. The Fund benefited equally from the only two industries it has exposure to, the energy equipment/services and oil gas/consumable fuels industries.

At the single stock level the Fund benefitted most from exposure to HollyFrontier Corp. (security not held at October 31, 2011), Oil State International, Inc. (security not held at October 31, 2011), CARBO Ceramics, Inc. (security not held at October 31, 2011), SM Energy Co. (security not held at October 31, 2011), World Fuel Services Corp. (13.9% of net assets at October 31, 2011) and ION Geophysical Corp. (5.0% of net assets at October 31, 2011). The Fund was hurt most by its exposure to Penn Virginia Corp. (1.6% of net assets at October 31, 2011) and Lufkin Industries, Inc. (8.8% of net assets at October 31, 2011)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Oil & Gas Services	40.3
Oil & Gas	34.9
Retail	13.9
Transportation	10.8
Money Market Fund	0.1
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Growth	51.8
Small-Cap Value	34.3
Mid-Cap Value	13.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
World Fuel Services Corp.	13.9
SEACOR Holdings, Inc.	9.1
Bristow Group, Inc.	8.9
Lufkin Industries, Inc.	8.8
ION Geophysical Corp.	5.0
Gulfport Energy Corp.	4.8
Contango Oil & Gas Co.	4.6
Hornbeck Offshore Services, Inc.	4.4
Stone Energy Corp.	4.4
Swift Energy Co.	4.1
Total	68.0

8

Manager's Analysis (Continued)

PowerShares S&P SmallCap Energy Portfolio (ticker: PSCE)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600 Capped Energy Index®	29.71%	20.35%	33.69%
S&P SmallCap 600® Index	10.54%	9.40%	15.29%
S&P 500® Index	8.07%	6.57%	10.60%
Fund
Net Asset Value ("NAV") Return	29.21%	19.93%	32.95%
Share Price Return	29.33%	20.12%	33.28%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 599 and 500 common stocks, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

9

Manager's Analysis

PowerShares S&P SmallCap Financials Portfolio (ticker: PSCF)

The PowerShares S&P SmallCap Financials Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P SmallCap 600 Capped Financials Index® (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to measure the overall performance of common stocks of U.S. financial services companies. These companies are principally engaged in the business of providing services and products, including banking, investment services, insurance and real estate finance services.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 7.54%. On a NAV basis, the Fund returned 7.33%. Over this same year, the Index returned 7.65%. At the industry level, the Fund benefitted fairly equally from the commercial banks, consumer finance, real estate investment trusts and insurance industries. The Fund was negligibly hurt by exposure to the capital markets, thrifts/mortgage finance, and real estate management/development industries.

The Fund benefitted most from exposure to ProAssurance Corp. (2.5% of net assets at October 31, 2011), Extra Space Storage, Inc. (2.3% of net assets at October 31, 2011) and Post Properties, Inc. (2.3% of net assets at October 31, 2011). The Fund was hurt most from exposure to Getty Realty Corp. (0.5% of net assets at October 31, 2011), Healthcare Realty Trust, Inc. (1.6% of net assets at October 31, 2011) and Pennsylvania Real Estate Investment Trust (0.6% of net assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

REITs	39.8
Banks	28.9
Insurance	12.9
Diversified Financial Services	8.3
Retail	4.5
Savings & Loans	3.9
Investment Companies	1.1
Real Estate	0.5
Money Market Fund	0.0
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Value	67.6
Small-Cap Growth	21.3
Mid-Cap Growth	5.4
Mid-Cap Value	5.3
Other	0.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Signature Bank	2.8
National Retail Properties, Inc.	2.8
Tanger Factory Outlet Centers, Inc.	2.6
BioMed Realty Trust, Inc.	2.6
ProAssurance Corp.	2.5
Mid-America Apartment Communities, Inc.	2.5
Kilroy Realty Corp.	2.3
Extra Space Storage, Inc.	2.3
Entertainment Properties Trust	2.3
Post Properties, Inc.	2.3
Total	25.0

10

Manager's Analysis (Continued)

PowerShares S&P SmallCap Financials Portfolio (ticker: PSCF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600 Capped Financials Index®	7.65%	3.41%	5.39%
S&P SmallCap 600® Index	10.54%	9.40%	15.29%
S&P 500® Index	8.07%	6.57%	10.60%
Fund
Net Asset Value ("NAV") Return	7.33%	3.07%	4.86%
Share Price Return	7.54%	3.12%	4.93%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 599 and 500 common stocks, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

11

Manager's Analysis

PowerShares S&P SmallCap Health Care Portfolio (ticker: PSCH)

The PowerShares S&P SmallCap Health Care Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P SmallCap 600 Capped Health Care Index® (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to measure the overall performance of common stocks in the health care sector. Included are healthcare companies principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 20.67%. On a NAV basis, the Fund returned 20.51%. Over this same year, the Index returned 20.87%. At the industry level, the Fund benefited positively from its exposure to each industry but benefitted most from its exposure to the health care providers/services and biotechnology industries.

At the single stock level, the Fund benefitted most from exposure to Regeneron Pharmaceuticals, Inc. (7.4% of net assets at October 31, 2011), Healthspring, Inc. (6.5% of net assets at October 31, 2011), Questcor Pharmaceuticals, Inc. (4.5% of net assets at October 31, 2011) and AMERIGROUP Corp. (security not held at October 31, 2011). The lead detractors to the Fund were NuVasive, Inc. (1.1% of net assets at October 31, 2011), Savient Pharmaceuticals, Inc. (0.5% of net assets at October 31, 2011) and Gentiva Health Services, Inc. (0.2% of net assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Healthcare-Products	28.2
Healthcare-Services	22.4
Pharmaceuticals	16.2
Biotechnology	15.1
Commercial Services	10.3
Software	4.6
Distribution/Wholesale	1.7
Electronics	1.2
Internet	0.4
Money Market Fund	0.0
Liabilities in excess of other assets	(0.1)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Growth	45.2
Small-Cap Value	29.2
Mid-Cap Growth	19.1
Mid-Cap Value	6.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Regeneron Pharmaceuticals, Inc.	7.4
Healthspring, Inc.	6.5
Questcor Pharmaceuticals, Inc.	4.5
Cubist Pharmaceuticals, Inc.	4.1
HMS Holdings Corp.	3.7
Salix Pharmaceuticals Ltd.	3.6
Centene Corp.	3.1
Align Technology, Inc.	2.8
Magellan Health Services, Inc.	2.8
Haemonetics Corp.	2.8
Total	41.3

12

Manager's Analysis (Continued)

PowerShares S&P SmallCap Health Care Portfolio (ticker: PSCH)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600 Capped Health Care Index®	20.87%	13.62%	22.15%
S&P SmallCap 600® Index	10.54%	9.40%	15.29%
S&P 500® Index	8.07%	6.57%	10.60%
Fund
Net Asset Value ("NAV") Return	20.51%	13.30%	21.61%
Share Price Return	20.67%	13.45%	21.87%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 599 and 500 common stocks, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

13

Manager's Analysis

PowerShares S&P SmallCap Industrials Portfolio (ticker: PSCI)

The PowerShares S&P SmallCap Industrials Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P SmallCap 600 Capped Industrials Index® (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to measure the overall performance of common stocks of U.S. industrial companies. These companies are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 5.42%. On a NAV basis, the Fund returned 5.34%. Over this same year, the Index returned 5.67%. At the industry level, the Fund benefitted most from exposure to the machinery and aerospace/defense industries. The Fund was negligibly hurt by exposure to the construction/engineering, electronic equipment instruments/components, diversified consumer services and commercial services/supplies industries.

At the single stock level, the Fund benefitted from exposure to CLARCOR, Inc. (3.4% of net assets at October 31, 2011), Esterline Technologies Corp. (security not held at October 31, 2011), and Teledyne Technologies, Inc. (2.8% of net assets at October 31, 2011). The Fund was hurt most from exposure to Geo Group, Inc. (1.7% of net assets at October 31, 2011), Aegion Corp. (0.8% of net assets at October 31, 2011) and Vicor Corp. (0.3% of net assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Miscellaneous Manufacturing	16.6
Aerospace/Defense	14.0
Commercial Services	11.0
Machinery-Diversified	9.4
Transportation	8.6
Electronics	5.9
Building Materials	5.6
Engineering & Construction	5.3
Metal Fabricate/Hardware	4.5
Electrical Components & Equipment	3.5
Housewares	2.3
Airlines	2.1
Distribution/Wholesale	2.0
Textiles	1.9
Environmental Control	1.9
Hand/Machine Tools	1.2
Office Furnishings	1.1
Computers	0.9
Machinery-Construction & Mining	0.9
Storage/Warehousing	0.9
Media	0.4
Household Products/Wares	0.0
Other assets less liabilities	0.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
CLARCOR, Inc.	3.4
Robbins & Myers, Inc.	2.9
Teledyne Technologies, Inc.	2.8
Moog, Inc., Class A	2.5
Old Dominion Freight Line, Inc.	2.4
EMCOR Group, Inc.	2.4
Toro Co. (The)	2.3
Brady Corp., Class A	2.3
Actuant Corp., Class A	2.2
Mueller Industries, Inc.	2.1
Total	25.3

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Value	47.9
Small-Cap Growth	45.8
Mid-Cap Growth	6.3

14

Manager's Analysis (Continued)

PowerShares S&P SmallCap Industrials Portfolio (ticker: PSCI)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600 Capped Industrials Index®	5.67%	5.15%	8.18%
S&P SmallCap 600® Index	10.54%	9.40%	15.29%
S&P 500® Index	8.07%	6.57%	10.60%
Fund
Net Asset Value ("NAV") Return	5.34%	4.84%	7.69%
Share Price Return	5.42%	4.92%	7.82%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 599 and 500 common stocks, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

15

Manager's Analysis

PowerShares S&P SmallCap Information Technology Portfolio (ticker: PSCT)

The PowerShares S&P SmallCap Information Technology Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P SmallCap 600 Capped Information Technology Index® (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to measure the overall performance of common stocks of U.S. information technology companies. These companies are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors and communication technologies.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 5.60%. On a NAV basis, the Fund returned 5.56%. Over this same year, the Index returned 5.87%. At the industry level, the Fund benefitted most from exposure to the software, internet software/services and electronic equipment instruments/components industries. The Fund was negligibly hurt by exposure to the communications equipment, computers/peripherals and media industries.

At the single stock level, the Fund benefitted from exposure to Cypress Semiconductor Corp. (security not held at October 31, 2011), Varian Semiconductor Equipment Associates, Inc. (security not held at October 31, 2011), and FEI Co. (1.8% of net assets at October 31, 2011). The Fund was hurt most from exposure to TriQuint Semiconductor, Inc. (1.0% of net assets at October 31, 2011), Veeco Instruments, Inc. (1.2% of net assets at October 31, 2011) and GT Advanced Technologies, Inc. (1.2% of net assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Semiconductors	22.9
Software	19.2
Electronics	14.1
Telecommunications	11.5
Computers	9.9
Internet	8.8
Commercial Services	6.9
Machinery-Diversified	2.3
Distribution/Wholesale	1.8
Electrical Components & Equipment	1.7
Home Furnishings	0.5
Miscellaneous Manufacturing	0.4
Money Market Fund	0.0
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Growth	71.9
Small-Cap Value	28.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
CommVault Systems, Inc.	2.2
Wright Express Corp.	2.0
ViaSat, Inc.	2.0
Anixter International, Inc.	1.9
Microsemi Corp.	1.8
FEI Co.	1.8
Hittite Microwave Corp.	1.7
CACI International, Inc., Class A	1.6
Cognex Corp.	1.6
j2 Global Communications, Inc.	1.6
Total	18.2

16

Manager's Analysis (Continued)

PowerShares S&P SmallCap Information Technology Portfolio (ticker: PSCT)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600 Capped Information Technology Index®	5.87%	6.05%	9.65%
S&P SmallCap 600® Index	10.54%	9.40%	15.29%
S&P 500® Index	8.07%	6.57%	10.60%
Fund
Net Asset Value ("NAV") Return	5.56%	5.70%	9.07%
Share Price Return	5.60%	5.72%	9.12%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 599 and 500 common stocks, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

17

Manager's Analysis

PowerShares S&P SmallCap Materials Portfolio (ticker: PSCM)

The PowerShares S&P SmallCap Materials Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P SmallCap 600 Capped Materials Index® (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to measure the overall performance of common stocks of U.S. basic materials companies. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned (0.33)%. On a NAV basis, the Fund returned (0.21)%. Over this same year, the Index returned 0.11%. At the industry level, the Fund benefitted most from exposure to the paper/forest products industry and was hurt most from exposure to the semiconductors/semiconductor equipment and chemicals industries.

The fund was hurt from exposure to Kraton Performance Polymers, Inc. (2.9% of net assets at October 31, 2011), STR Holdings, Inc. (security not held at October 31, 2011), and PolyOne Corp. (4.8% of net assets at October 31, 2011). The Fund benefited from exposure to LSB Industries, Inc. (3.0% of net assets at October 31, 2011), Balchem Corp. (4.9% of net assets at October 31, 2011), AMCOL International Corp. (3.4% of net assets at October 31, 2011), and Myers Industries, Inc. (1.9% of net assets at October 31, 2011)

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Chemicals	34.4
Forest Products & Paper	23.5
Mining	12.3
Metal Fabricate/Hardware	8.9
Building Materials	8.1
Miscellaneous Manufacturing	8.1
Environmental Control	4.2
Energy-Alternate Sources	0.5
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Value	59.4
Small-Cap Growth	40.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Buckeye Technologies, Inc.	5.5
Schweitzer-Mauduit International, Inc.	5.2
Balchem Corp.	4.9
H.B. Fuller Co.	4.9
PolyOne Corp.	4.8
OM Group, Inc.	4.3
Eagle Materials, Inc.	4.3
Calgon Carbon Corp.	4.2
Texas Industries, Inc.	3.9
RTI International Metals, Inc.	3.7
Total	45.7

18

Manager's Analysis (Continued)

PowerShares S&P SmallCap Materials Portfolio (ticker: PSCM)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600 Capped Materials Index®	0.11%	1.57%	2.46%
S&P SmallCap 600® Index	10.54%	9.40%	15.29%
S&P 500® Index	8.07%	6.57%	10.60%
Fund
Net Asset Value ("NAV") Return	(0.21)%	1.28%	2.01%
Share Price Return	(0.33)%	1.20%	1.89%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 599 and 500 common stocks, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

19

Manager's Analysis

PowerShares S&P SmallCap Utilities Portfolio (ticker: PSCU)

The PowerShares S&P SmallCap Utilities Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P SmallCap 600 Capped Utilities & Telecom Services Index® ("Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to measure the overall performance of common stocks of U.S. utilities and telecommunication services companies. These companies are principally engaged in providing either energy, water or natural gas utilities, as well as services designed to promote or enhance the transmission of voice, data and video over various communications media, including wireline, wireless (terrestrial-based), satellite and cable.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 12.77%. On a NAV basis, the Fund returned 12.76%. Over this same year, the Index returned 13.10%. At the industry level, the Fund benefitted most from exposure to the gas utilities, electric utilities and multi-utilities industries. The Fund was hurt by exposure to the diversified telecommunication services industry.

At the single stock level, the Fund benefitted from exposure to New Jersey Resources Corp. (8.4% of net assets at October 31, 2011), UIL Holdings Corp. (7.4% of net assets at October 31, 2011) and Piedmont Natural Gas Co., Inc. (10.2% of net assets at October 31, 2011). The Fund was hurt most from exposure to Cbeyond, Inc. (1.5% of net assets at October 31, 2011), Neutral Tandem, Inc. (2.0% of net assets at October 31, 2011) and Atlantic Tele-Network, Inc. (2.1% of net assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Gas	42.6
Electric	36.9
Telecommunications	16.5
Water	3.9
Money Market Fund	0.0
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Value	96.5
Small-Cap Growth	3.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Piedmont Natural Gas Co., Inc.	10.2
New Jersey Resources Corp.	8.4
Southwest Gas Corp.	7.8
UIL Holdings Corp.	7.4
South Jersey Industries, Inc.	7.3
NorthWestern Corp.	4.6
ALLETE, Inc.	4.5
Avista Corp.	4.5
Laclede Group, Inc. (The)	4.5
Northwest Natural Gas Co.	4.5
Total	63.7

20

Manager's Analysis (Continued)

PowerShares S&P SmallCap Utilities Portfolio (ticker: PSCU)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2011
		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
S&P SmallCap 600 Capped Utilities & Telecom Services Index®	13.10%	14.43%	23.52%
S&P SmallCap 600® Index	10.54%	9.40%	15.29%
S&P 500® Index	8.07%	6.57%	10.60%
Fund
Net Asset Value ("NAV") Return	12.76%	14.10%	22.97%
Share Price Return	12.77%	14.08%	22.93%

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SmallCap 600® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 599 and 500 common stocks, respectively.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

21

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2011

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
PSCD	PowerShares S&P SmallCap Consumer Discretionary Portfolio	4/7/10	398	190	4	0	0	0	0
PSCC	PowerShares S&P SmallCap Consumer Staples Portfolio	4/7/10	398	173	2	0	0	0	0
PSCE	PowerShares S&P SmallCap Energy Portfolio	4/7/10	398	185	2	0	0	0	0
PSCF	PowerShares S&P SmallCap Financials Portfolio	4/7/10	398	176	8	1	0	0	0
PSCH	PowerShares S&P SmallCap Health Care Portfolio	4/7/10	398	202	6	1	0	0	0
PSCI	PowerShares S&P SmallCap Industrials Portfolio	4/7/10	398	178	1	0	0	0	0
PSCT	PowerShares S&P SmallCap Information Technology Portfolio	4/7/10	398	194	3	1	0	0	0
PSCM	PowerShares S&P SmallCap Materials Portfolio	4/7/10	398	132	2	1	0	0	0
PSCU	PowerShares S&P SmallCap Utilities Portfolio	4/7/10	398	186	3	0	0	0	0

22

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PSCD	201	2	1	0	0	0
PSCC	220	3	0	0	0	0
PSCE	207	3	0	1	0	0
PSCF	204	8	0	0	0	1
PSCH	186	2	1	0	0	0
PSCI	215	4	0	0	0	0
PSCT	194	5	1	0	0	0
PSCM	251	10	2	0	0	0
PSCU	207	2	0	0	0	0

23

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2011.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period (1)
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) Actual	$1,000.00	$924.31	0.29%	$1.41
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC) Actual	$1,000.00	$968.76	0.29%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48
PowerShares S&P SmallCap Energy Portfolio (PSCE) Actual	$1,000.00	$809.22	0.29%	$1.32
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48

24

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period (1)
PowerShares S&P SmallCap Financials Portfolio (PSCF) Actual	$1,000.00	$919.42	0.29%	$1.40
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48
PowerShares S&P SmallCap Health Care Portfolio (PSCH) Actual	$1,000.00	$892.61	0.29%	$1.38
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48
PowerShares S&P SmallCap Industrials Portfolio (PSCI) Actual	$1,000.00	$877.61	0.29%	$1.37
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48
PowerShares S&P SmallCap Information Technology Portfolio (PSCT) Actual	$1,000.00	$852.24	0.29%	$1.35
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48
PowerShares S&P SmallCap Materials Portfolio (PSCM) Actual	$1,000.00	$849.37	0.32%	$1.49
Hypothetical (5% return before expenses)	$1,000.00	$1,023.59	0.32%	$1.63
PowerShares S&P SmallCap Utilities Portfolio (PSCU) Actual	$1,000.00	$1,026.13	0.29%	$1.48
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expenses ratios based on annualized data in the Financial Highlights.

25

Schedule of Investments

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

October 31, 2011

Number of Shares		Value
	Common Stocks—100.0%
	Advertising—0.6%
27,304	Harte-Hanks, Inc.	$239,729
	Apparel—16.4%
31,381	Carter's, Inc.*	1,195,302
55,575	Crocs, Inc.*	982,010
45,466	Iconix Brand Group, Inc.*	816,115
17,011	K-Swiss, Inc., Class A*	76,550
14,597	Maidenform Brands, Inc.*	358,794
8,604	Oxford Industries, Inc.	339,858
8,029	Perry Ellis International, Inc.*	201,528
76,813	Quiksilver, Inc.*	257,324
22,932	Skechers U.S.A., Inc., Class A*	327,010
23,654	Steven Madden Ltd.*	872,833
15,996	True Religion Apparel, Inc.*	542,584
30,617	Wolverine World Wide, Inc.	1,161,303
		7,131,211
	Auto Parts & Equipment—1.3%
20,750	Spartan Motors, Inc.	101,675
12,230	Standard Motor Products, Inc.	190,177
14,677	Superior Industries International, Inc.	268,442
		560,294
	Beverages—1.2%
8,020	Peet's Coffee & Tea, Inc.*	511,035
	Building Materials—0.7%
11,800	Drew Industries, Inc.	283,554
	Commercial Services—9.9%
11,078	American Public Education, Inc.*	396,703
16,909	Arbitron, Inc.	671,795
9,446	Capella Education Co.*	328,815
52,671	Corinthian Colleges, Inc.*	100,602
38,952	Hillenbrand, Inc.	822,277
14,052	Lincoln Educational Services Corp.	131,386
91,654	Live Nation Entertainment, Inc.*	860,631
8,954	Midas, Inc.*	81,660
18,982	Monro Muffler Brake, Inc.	704,042
13,284	Universal Technical Institute, Inc.*	189,696
		4,287,607
	Distribution/Wholesale—2.2%
30,004	Pool Corp.	876,717
10,028	School Specialty, Inc.*	76,714
		953,431
	Entertainment—2.1%
16,525	Multimedia Games Holding Co., Inc.*	109,230
38,543	Pinnacle Entertainment, Inc.*	436,307
33,643	Shuffle Master, Inc.*	356,952
		902,489

Number of Shares		Value
	Common Stocks (Continued)
	Home Builders—1.8%
11,624	M/I Homes, Inc.*	$86,832
17,315	Meritage Homes Corp.*	307,341
4,274	Skyline Corp.	28,892
62,619	Standard Pacific Corp.*	190,362
18,094	Winnebago Industries, Inc.*	147,285
		760,712
	Home Furnishings—3.7%
11,661	Audiovox Corp., Class A*	82,910
16,098	Ethan Allen Interiors, Inc.	318,741
32,339	La-Z-Boy, Inc.*	328,564
34,782	Select Comfort Corp.*	722,422
9,292	Universal Electronics, Inc.*	172,738
		1,625,375
	Household Products/Wares—1.7%
3,229	Blyth, Inc.	180,275
19,196	Helen of Troy Ltd.*	555,340
		735,615
	Internet—1.4%
8,861	Blue Nile, Inc.*	399,897
17,342	Nutrisystem, Inc.	214,347
		614,244
	Leisure Time—3.9%
7,567	Arctic Cat, Inc.*	153,686
55,336	Brunswick Corp.	977,234
40,145	Callaway Golf Co.	233,242
25,409	Interval Leisure Group, Inc.*	350,898
		1,715,060
	Lodging—1.0%
33,770	Boyd Gaming Corp.*	218,830
12,576	Marcus Corp.	149,906
7,118	Monarch Casino & Resort, Inc.*	73,244
		441,980
	Machinery-Diversified—1.3%
16,684	iRobot Corp.*	564,920
	Media—1.1%
17,048	DG Fastchannel, Inc.*	317,775
20,296	E.W. Scripps Co. (The), Class A*	169,268
		487,043
	Miscellaneous Manufacturing—1.2%
10,814	Movado Group, Inc.	180,918
11,747	Sturm Ruger & Co., Inc.	356,169
		537,087

See Notes to Financial Statements.

26

Schedule of Investments (Continued)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

October 31, 2011

Number of Shares		Value
	Common Stocks (Continued)
	Retail—47.8%
13,665	Big 5 Sporting Goods Corp.	$105,630
890	Biglari Holdings, Inc.*	307,157
14,970	BJ's Restaurants, Inc.*	792,362
26,073	Brown Shoe Co., Inc.	232,310
16,767	Buckle, Inc. (The)	747,138
11,401	Buffalo Wild Wings, Inc.*	754,974
26,761	Cabela's, Inc.*	666,884
18,295	Cato Corp. (The), Class A	468,901
12,056	CEC Entertainment, Inc.	381,211
15,643	Children's Place Retail Stores, Inc. (The)*	734,439
22,241	Christopher & Banks Corp.	74,063
19,094	Coinstar, Inc.*	911,548
54,051	Coldwater Creek, Inc.*	56,754
14,273	Cracker Barrel Old Country Store, Inc.	605,032
9,914	DineEquity, Inc.*	465,561
33,429	Finish Line, Inc. (The), Class A	671,923
23,944	Fred's, Inc., Class A	291,877
15,022	Genesco, Inc.*	885,397
14,687	Group 1 Automotive, Inc.	669,140
11,862	Haverty Furniture Cos., Inc.	137,836
16,664	Hibbett Sports, Inc.*	686,390
27,901	Hot Topic, Inc.	210,932
24,837	HSN, Inc.	885,936
28,815	Jack in the Box, Inc.*	593,013
17,287	Jos. A. Bank Clothiers, Inc.*	923,817
10,559	Kirkland's, Inc.*	118,683
13,671	Lithia Motors, Inc., Class A	281,212
58,766	Liz Claiborne, Inc.*	470,716
17,242	Lumber Liquidators Holdings, Inc.*	258,113
14,458	MarineMax, Inc.*	117,688
31,801	Men's Wearhouse, Inc. (The)	982,015
11,559	O'Charley's, Inc.*	71,781
53,427	OfficeMax, Inc.*	273,546
13,878	P.F. Chang's China Bistro, Inc.	431,606
11,949	Papa John's International, Inc.*	403,398
32,723	Pep Boys—Manny, Moe & Jack (The)	376,314
13,050	PetMed Express, Inc.	130,109
7,165	Red Robin Gourmet Burgers, Inc.*	179,627
39,197	Ruby Tuesday, Inc.*	328,863
9,725	Rue21, Inc.*	259,074
21,782	Ruth's Hospitality Group, Inc.*	102,811
21,744	Sonic Automotive, Inc., Class A	318,984
38,475	Sonic Corp.*	285,100
19,327	Stage Stores, Inc.	302,081
17,009	Stein Mart, Inc.	123,315
38,165	Texas Roadhouse, Inc.	546,904
26,825	Tuesday Morning Corp.*	97,107
18,094	Vitamin Shoppe, Inc.*	682,325
16,180	Zale Corp.*	59,704
13,527	Zumiez, Inc.*	307,739
		20,769,040

Number of Shares		Value
	Common Stocks (Continued)
	Toys/Games/Hobbies—0.7%
16,896	JAKKS Pacific, Inc.	$320,517
	Total Investments (Cost $43,738,247)—100.0%	43,440,943
	Other assets less liabilities—0.0%	9,406
	Net Assets—100.0%	$43,450,349

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

27

Schedule of Investments

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

October 31, 2011

Number of Shares		Value
	Common Stocks—99.9%
	Agriculture—5.5%
64,825	Alliance One International, Inc.*	$173,083
13,805	Andersons, Inc. (The)	509,680
		682,763
	Beverages—4.6%
6,444	Boston Beer Co., Inc., Class A*	570,165
	Commercial Services—1.4%
10,236	Medifast, Inc.*	168,280
	Cosmetics/Personal Care—1.8%
12,050	Inter Parfums, Inc.	222,202
	Environmental Control—8.3%
73,344	Darling International, Inc.*	1,028,283
	Food—61.7%
30,557	B&G Foods, Inc.	648,420
9,319	Calavo Growers, Inc.	210,330
10,660	Cal-Maine Foods, Inc.	355,191
13,800	Diamond Foods, Inc.	907,350
16,477	Hain Celestial Group, Inc. (The)*	552,968
10,681	J & J Snack Foods Corp.	550,819
9,036	Nash Finch Co.	237,828
13,342	Sanderson Farms, Inc.	660,429
6,814	Seneca Foods Corp., Class A*	143,435
26,185	Snyders-Lance, Inc.	555,646
17,027	Spartan Stores, Inc.	291,502
22,483	TreeHouse Foods, Inc.*	1,379,107
30,383	United Natural Foods, Inc.*	1,109,283
		7,602,308
	Household Products/Wares—10.1%
35,014	Central Garden & Pet Co., Class A*	307,773
37,527	Prestige Brands Holdings, Inc.*	397,036
12,328	WD-40 Co.	542,678
		1,247,487
	Retail—6.5%
16,043	Casey's General Stores, Inc.	794,931
	Total Common Stocks (Cost $12,784,993)	12,316,419
	Money Market Fund—0.1%
6,482	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $6,482)	6,482
	Total Investments (Cost $12,791,475)—100.0%	12,322,901
	Other assets less liabilities—0.0%	731
	Net Assets—100.0%	$12,323,632

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

28

Schedule of Investments

PowerShares S&P SmallCap Energy Portfolio (PSCE)

October 31, 2011

Number of Shares		Value
	Common Stocks—99.9%
	Oil & Gas—34.9%
75,594	Approach Resources, Inc.*	$1,845,250
40,583	Contango Oil & Gas Co.*	2,611,110
64,395	GeoResources, Inc.*	1,709,043
88,082	Gulfport Energy Corp.*	2,742,873
148,141	Penn Virginia Corp.	902,179
76,470	Petroleum Development Corp.*	1,996,632
182,125	PetroQuest Energy, Inc.*	1,327,691
199,774	Pioneer Drilling Co.*	1,975,765
103,347	Stone Energy Corp.*	2,510,299
75,861	Swift Energy Co.*	2,322,864
		19,943,706
	Oil & Gas Services—40.3%
94,893	Basic Energy Services, Inc.*	1,740,338
46,521	Gulf Island Fabrication, Inc.	1,295,610
76,769	Hornbeck Offshore Services, Inc.*	2,521,094
377,315	ION Geophysical Corp.*	2,875,140
85,298	Lufkin Industries, Inc.	5,040,259
85,905	Matrix Service Co.*	912,311
15,012	OYO Geospace Corp.*	1,179,643
60,734	SEACOR Holdings, Inc.	5,171,500
243,211	TETRA Technologies, Inc.*	2,310,504
		23,046,399
	Retail—13.9%
199,159	World Fuel Services Corp.	7,936,486
	Transportation—10.8%
102,370	Bristow Group, Inc.	5,095,979
84,895	Overseas Shipholding Group, Inc.	1,059,489
		6,155,468
	Total Common Stocks (Cost $71,317,754)	57,082,059
	Money Market Fund—0.1%
37,567	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $37,567)	37,567
	Total Investments (Cost $71,355,321)—100.0%	57,119,626
	Liabilities in excess of other assets—(0.0%)	(13,388)
	Net Assets—100.0%	$57,106,238

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

29

Schedule of Investments

PowerShares S&P SmallCap Financials Portfolio (PSCF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Banks—28.9%
18,682	Bank of the Ozarks, Inc.	$464,621
51,300	Boston Private Financial Holdings, Inc.	388,854
9,917	City Holding Co.	325,873
25,967	Columbia Banking System, Inc.	495,191
24,199	Community Bank System, Inc.	618,526
83,510	F.N.B. Corp.	842,616
13,428	First BanCorp*	47,804
68,969	First Commonwealth Financial Corp.	317,947
38,301	First Financial Bancorp	628,136
20,677	First Financial Bankshares, Inc.	656,702
48,963	First Midwest Bancorp, Inc.	441,157
47,279	Glacier Bancorp, Inc.	536,617
99,442	Hanmi Financial Corp.*	99,442
14,804	Home Bancshares, Inc.	347,154
14,112	Independent Bank Corp.	365,783
30,038	Nara Bancorp, Inc.*	254,722
80,773	National Penn Bancshares, Inc.	630,029
22,086	NBT Bancorp, Inc.	475,291
62,293	Old National Bancorp	720,730
22,041	PacWest Bancorp	388,803
22,443	Pinnacle Financial Partners, Inc.*	336,869
39,182	PrivateBancorp, Inc.	427,084
18,461	S&T Bancorp, Inc.	344,667
30,193	Signature Bank*	1,683,260
11,406	Simmons First National Corp., Class A	296,100
20,331	Sterling Bancorp	167,731
103,101	Susquehanna Bancshares, Inc.	748,513
24,543	Texas Capital Bancshares, Inc.*	687,204
5,269	Tompkins Financial Corp.	207,757
61,242	TrustCo Bank Corp. NY	303,760
21,291	UMB Financial Corp.	784,999
75,301	Umpqua Holdings Corp.	862,196
29,699	United Bankshares, Inc.	705,054
12,471	United Community Banks, Inc.*	92,161
39,370	Wilshire Bancorp, Inc.*	134,645
23,363	Wintrust Financial Corp.	674,723
		17,502,721
	Diversified Financial Services—8.3%
13,232	Calamos Asset Management, Inc., Class A	165,268
9,806	Encore Capital Group, Inc.*	265,645
25,530	Financial Engines, Inc.*	579,786
25,463	Interactive Brokers Group, Inc., Class A	391,621
26,961	Investment Technology Group, Inc.*	307,625
28,135	National Financial Partners Corp.*	384,605
10,232	Piper Jaffray Cos.*	212,416
11,252	Portfolio Recovery Associates, Inc.*	789,215
35,317	Stifel Financial Corp.*	1,125,553

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
19,253	SWS Group, Inc.	$106,084
9,846	World Acceptance Corp.*	666,082
		4,993,900
	Insurance—12.9%
12,110	AMERISAFE, Inc.*	260,971
36,170	Delphi Financial Group, Inc., Class A	957,782
14,074	eHealth, Inc.*	208,999
24,887	Employers Holdings, Inc.	403,667
26,244	Horace Mann Educators Corp.	352,982
8,036	Infinity Property & Casualty Corp.	465,767
34,762	Meadowbrook Insurance Group, Inc.	360,134
7,564	Navigators Group, Inc. (The)*	345,070
13,999	Presidential Life Corp.	138,870
20,046	ProAssurance Corp.	1,534,521
10,944	RLI Corp.	769,801
9,985	Safety Insurance Group, Inc.	425,561
35,610	Selective Insurance Group, Inc.	570,828
12,686	Stewart Information Services Corp.	127,367
27,104	Tower Group, Inc.	643,178
13,782	United Fire & Casualty Co.	259,239
		7,824,737
	Investment Companies—1.1%
71,868	Prospect Capital Corp.	687,777
	Real Estate—0.5%
23,334	Forestar Group, Inc.*	303,342
	REITs—39.8%
25,614	Acadia Realty Trust	530,722
86,007	BioMed Realty Trust, Inc.	1,557,587
36,663	Cedar Shopping Centers, Inc.	134,553
57,332	Colonial Properties Trust	1,162,693
110,045	DiamondRock Hospitality Co.	995,907
17,638	EastGroup Properties, Inc.	769,193
30,676	Entertainment Properties Trust	1,374,285
61,740	Extra Space Storage, Inc.	1,391,002
46,579	Franklin Street Properties Corp.	591,553
17,783	Getty Realty Corp.	283,461
51,167	Healthcare Realty Trust, Inc.	966,545
50,823	Inland Real Estate Corp.	381,172
38,292	Kilroy Realty Corp.	1,404,933
41,803	Kite Realty Group Trust	172,646
55,937	LaSalle Hotel Properties	1,337,454
90,298	Lexington Realty Trust	709,742
19,947	LTC Properties, Inc.	565,697
73,439	Medical Properties Trust, Inc.	741,734
24,334	Mid-America Apartment Communities, Inc.	1,518,442
61,727	National Retail Properties, Inc.	1,682,061
14,542	Parkway Properties, Inc.	186,865
36,610	Pennsylvania Real Estate Investment Trust	375,619

See Notes to Financial Statements.

30

Schedule of Investments (Continued)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
33,182	Post Properties, Inc.	$1,363,116
12,512	PS Business Parks, Inc.	666,014
7,593	Saul Centers, Inc.	272,133
18,213	Sovran Self Storage, Inc.	805,015
56,300	Tanger Factory Outlet Centers, Inc.	1,585,408
8,306	Universal Health Realty Income Trust	315,379
15,158	Urstadt Biddle Properties, Inc., Class A	270,419
		24,111,350
	Retail—4.5%
19,279	Cash America International, Inc.	1,055,525
28,565	EZCORP, Inc., Class A*	793,536
20,276	First Cash Financial Services, Inc.*	841,454
		2,690,515
	Savings & Loans—3.9%
30,392	Bank Mutual Corp.	101,205
38,922	Brookline Bancorp, Inc.	325,388
18,407	Dime Community Bancshares	219,411
67,899	Northwest Bancshares, Inc.	846,700
33,585	Oritani Financial Corp.	435,262
35,376	Provident Financial Services, Inc.	458,119
		2,386,085
	Total Common Stocks and Other Equity Interests (Cost $55,783,036)	60,500,427
	Rights—0.0%
	Banks—0.0%
14,364	First BanCorp, expiring 11/29/11* (Cost $0)	431
	Money Market Fund—0.0%
10,180	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $10,180)	10,180
	Total Investments (Cost $55,793,216)—99.9%	60,511,038
	Other assets less liabilities—0.1%	45,562
	Net Assets—100.0%	$60,556,600

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

31

Schedule of Investments

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

October 31, 2011

Number of Shares		Value
	Common Stocks—100.1%
	Biotechnology—15.1%
101,496	ArQule, Inc.*	$589,692
55,600	Cambrex Corp.*	306,356
115,430	Cubist Pharmaceuticals, Inc.*	4,364,408
46,731	Emergent Biosolutions, Inc.*	881,347
63,422	Enzo Biochem, Inc.*	181,387
102,035	Medicines Co. (The)*	1,910,095
141,937	Regeneron Pharmaceuticals, Inc.*	7,849,116
		16,082,401
	Commercial Services—10.3%
76,288	AMN Healthcare Services, Inc.*	361,605
40,436	Chemed Corp.	2,400,281
12,218	CorVel Corp.*	630,082
58,988	Cross Country Healthcare, Inc.*	294,940
160,072	HMS Holdings Corp.*	3,912,160
17,799	Landauer, Inc.	912,199
111,412	PAREXEL International Corp.*	2,454,406
		10,965,673
	Distribution/Wholesale—1.7%
23,733	MWI Veterinary Supply, Inc.*	1,791,841
	Electronics—1.2%
23,710	Analogic Corp.	1,282,237
	Healthcare-Products—28.2%
43,104	Abaxis, Inc.*	1,209,498
132,929	Affymetrix, Inc.*	743,073
128,981	Align Technology, Inc.*	2,970,432
25,034	Cantel Medical Corp.	690,938
53,970	CONMED Corp.*	1,417,792
53,101	CryoLife, Inc.*	244,796
47,565	Cyberonics, Inc.*	1,369,872
44,245	Greatbatch, Inc.*	987,991
48,684	Haemonetics Corp.*	2,967,290
63,297	Hanger Orthopedic Group, Inc.*	1,099,469
23,221	ICU Medical, Inc.*	912,817
38,469	Integra LifeSciences Holdings Corp.*	1,233,316
60,370	Invacare Corp.	1,355,306
14,503	Kensey Nash Corp.*	389,841
77,550	Meridian Bioscience, Inc.	1,412,961
79,171	Merit Medical Systems, Inc.*	1,062,475
55,372	Natus Medical, Inc.*	476,199
79,777	NuVasive, Inc.*	1,182,295
35,952	Palomar Medical Technologies, Inc.*	305,952
100,712	PSS World Medical, Inc.*	2,240,842
26,245	SonoSite, Inc.*	813,333
27,479	SurModics, Inc.*	289,629
68,620	Symmetry Medical, Inc.*	623,756
63,612	West Pharmaceutical Services, Inc.	2,472,598
41,825	Zoll Medical Corp.*	1,581,403
		30,053,874

Number of Shares		Value
	Common Stocks (Continued)
	Healthcare-Services—22.4%
21,321	Air Methods Corp.*	$1,723,163
15,574	Almost Family, Inc.*	290,300
55,274	Amedisys, Inc.*	725,748
59,110	AmSurg Corp.*	1,497,256
46,993	Bio-Reference Labs, Inc.*	941,740
95,047	Centene Corp.*	3,340,902
30,911	Ensign Group, Inc. (The)	703,534
57,822	Gentiva Health Services, Inc.*	239,383
128,271	Healthspring, Inc.*	6,918,938
63,669	Healthways, Inc.*	455,870
31,025	IPC The Hospitalist Co., Inc.*	1,300,878
98,447	Kindred Healthcare, Inc.*	1,146,908
29,815	LHC Group, Inc.*	467,797
57,658	Magellan Health Services, Inc.*	2,967,657
53,954	Molina Healthcare, Inc.*	1,142,746
		23,862,820
	Internet—0.4%
82,773	eResearchTechnology, Inc.*	422,970
	Pharmaceuticals—16.2%
19,251	Hi-Tech Pharmacal Co., Inc.*	683,795
44,020	Neogen Corp.*	1,701,373
68,958	Par Pharmaceutical Cos., Inc.*	2,110,115
55,513	PharMerica Corp.*	866,003
117,726	Questcor Pharmaceuticals, Inc.*	4,780,853
111,613	Salix Pharmaceuticals Ltd.*	3,823,303
134,879	Savient Pharmaceuticals, Inc.*	505,796
133,657	ViroPharma, Inc.*	2,705,218
		17,176,456
	Software—4.6%
20,899	Computer Programs & Systems, Inc.	1,067,312
62,596	Omnicell, Inc.*	935,810
74,160	Quality Systems, Inc.	2,885,566
		4,888,688
	Total Common Stocks (Cost $118,805,896)	106,526,960
	Money Market Fund—0.0%
17,970	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $17,970)	17,970
	Total Investments (Cost $118,823,866)—100.1%	106,544,930
	Liabilities in excess of other assets—(0.1%)	(64,202)
	Net Assets—100.0%	$106,480,728

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

32

Schedule of Investments

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

October 31, 2011

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace/Defense—14.0%
14,315	AAR Corp.	$285,298
6,651	Aerovironment, Inc.*	219,683
5,691	Cubic Corp.	268,160
16,814	Curtiss-Wright Corp.	551,163
21,176	GenCorp, Inc.*	102,915
9,507	Kaman Corp.	316,108
16,560	Moog, Inc., Class A*	641,369
1,735	National Presto Industries, Inc.	165,692
21,089	Orbital Sciences Corp.*	326,036
13,269	Teledyne Technologies, Inc.*	722,762
		3,599,186
	Airlines—2.1%
5,431	Allegiant Travel Co.*	282,195
18,717	SkyWest, Inc.	250,995
		533,190
	Building Materials—5.6%
6,761	AAON, Inc.	143,130
10,141	Apogee Enterprises, Inc.	110,740
13,628	Comfort Systems USA, Inc.	149,908
10,973	Gibraltar Industries, Inc.*	122,459
7,179	NCI Building Systems, Inc.*	65,401
13,652	Quanex Building Products Corp.	201,367
14,631	Simpson Manufacturing Co., Inc.	448,586
7,044	Universal Forest Products, Inc.	197,725
		1,439,316
	Commercial Services—11.0%
17,251	ABM Industries, Inc.	348,815
4,633	CDI Corp.	60,831
3,397	Consolidated Graphics, Inc.*	154,767
23,470	Geo Group, Inc. (The)*	427,858
23,965	Healthcare Services Group, Inc.	415,793
6,435	Heidrick & Struggles International, Inc.	127,284
8,306	Insperity, Inc.	214,129
10,227	Kelly Services, Inc., Class A	167,212
18,848	Navigant Consulting, Inc.*	213,548
13,361	On Assignment, Inc.*	144,165
16,423	Resources Connection, Inc.	182,131
15,570	TrueBlue, Inc.*	205,835
7,350	Viad Corp.	153,836
		2,816,204
	Computers—0.9%
15,107	Sykes Enterprises, Inc.*	240,655
	Distribution/Wholesale—2.0%
16,026	United Stationers, Inc.	509,787

Number of Shares		Value
	Common Stocks (Continued)
	Electrical Components & Equipment—3.5%
17,114	Belden, Inc.	$552,440
6,890	Encore Wire Corp.	183,136
3,220	Powell Industries, Inc.*	108,224
7,089	Vicor Corp.	64,865
		908,665
	Electronics—5.9%
3,328	American Science & Engineering, Inc.	226,370
19,054	Brady Corp., Class A	585,339
19,678	II-VI, Inc.*	374,079
10,745	Watts Water Technologies, Inc., Class A	338,360
		1,524,148
	Engineering & Construction—5.3%
14,244	Aegion Corp.*	210,669
12,082	Dycom Industries, Inc.*	234,753
24,137	EMCOR Group, Inc.	605,115
4,924	Exponent, Inc.*	237,238
9,638	Orion Marine Group, Inc.*	65,442
		1,353,217
	Environmental Control—1.9%
22,540	Tetra Tech, Inc.*	492,048
	Hand/Machine Tools—1.2%
6,798	Franklin Electric Co., Inc.	312,164
	Household Products/Wares—0.0%
4,405	Standard Register Co. (The)	11,409
	Housewares—2.3%
11,062	Toro Co. (The)	597,790
	Machinery-Construction & Mining—0.9%
7,202	Astec Industries, Inc.*	239,467
	Machinery-Diversified—9.4%
10,142	Albany International Corp., Class A	229,108
15,372	Applied Industrial Technologies, Inc.	516,806
18,250	Briggs & Stratton Corp.	266,450
3,117	Cascade Corp.	134,343
4,535	Lindsay Corp.	263,483
16,484	Robbins & Myers, Inc.	736,670
6,830	Tennant Co.	264,253
		2,411,113
	Media—0.4%
10,874	Dolan Co. (The)*	95,147
	Metal Fabricate/Hardware—4.5%
6,224	CIRCOR International, Inc.	216,720
11,661	Kaydon Corp.	366,855
1,360	Lawson Products, Inc.	22,671

See Notes to Financial Statements.

33

Schedule of Investments (Continued)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

October 31, 2011

Number of Shares		Value
	Common Stocks (Continued)
13,673	Mueller Industries, Inc.	$553,073
		1,159,319
	Miscellaneous Manufacturing—16.6%
14,003	A.O. Smith Corp.	520,351
24,757	Actuant Corp., Class A	557,032
4,527	AZZ, Inc.	202,176
17,262	Barnes Group, Inc.	401,687
8,976	Ceradyne, Inc.*	300,337
18,185	CLARCOR, Inc.	881,609
7,474	EnPro Industries, Inc.*	257,405
9,602	ESCO Technologies, Inc.	293,533
22,433	Federal Signal Corp.	105,884
17,123	Griffon Corp.*	162,155
10,333	John Bean Technologies Corp.	166,775
6,186	Lydall, Inc.*	67,799
4,555	Standex International Corp.	175,868
8,431	Tredegar Corp.	163,308
		4,255,919
	Office Furnishings—1.1%
20,786	Interface, Inc., Class A	271,049
	Storage/Warehousing—0.9%
12,979	Mobile Mini, Inc.*	235,439
	Textiles—1.9%
6,758	G&K Services, Inc., Class A	205,173
5,519	UniFirst Corp.	288,920
		494,093
	Transportation—8.6%
9,171	Arkansas Best Corp.	188,923
10,645	Forward Air Corp.	348,624
21,593	Heartland Express, Inc.	289,562
13,525	Hub Group, Inc., Class A*	422,791
21,478	Knight Transportation, Inc.	326,466
16,992	Old Dominion Freight Line, Inc.*	621,397
		2,197,763
	Total Investments (Cost $25,424,298)—100.0%	25,697,088
	Other assets less liabilities—0.0%	763
	Net Assets—100.0%	$25,697,851

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

34

Schedule of Investments

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

October 31, 2011

Number of Shares		Value
	Common Stocks—100.0%
	Commercial Services—6.9%
39,554	Cardtronics, Inc.*	$986,081
13,396	Forrester Research, Inc.	479,711
35,620	Heartland Payment Systems, Inc.	775,091
31,344	MAXIMUS, Inc.	1,264,417
23,163	TeleTech Holdings, Inc.*	404,889
35,093	Wright Express Corp.*	1,645,160
		5,555,349
	Computers—9.9%
13,997	Agilysys, Inc.*	118,834
23,981	CACI International, Inc., Class A*	1,316,317
65,422	CIBER, Inc.*	227,669
27,233	iGATE Corp.	367,101
41,136	Insight Enterprises, Inc.*	695,198
42,869	LivePerson, Inc.*	539,721
19,212	Manhattan Associates, Inc.*	813,628
27,544	Mercury Computer Systems, Inc.*	402,142
14,234	MTS Systems Corp.	521,961
7,252	NCI, Inc., Class A*	98,990
32,225	NetScout Systems, Inc.*	528,168
20,870	RadiSys Corp.*	122,298
19,218	Stratasys, Inc.*	538,873
24,037	Super Micro Computer, Inc.*	384,592
29,897	Synaptics, Inc.*	1,010,220
16,863	Virtusa Corp.*	274,698
		7,960,410
	Distribution/Wholesale—1.8%
61,931	Brightpoint, Inc.*	628,600
24,640	ScanSource, Inc.*	856,486
		1,485,086
	Electrical Components & Equipment—1.7%
39,625	Advanced Energy Industries, Inc.*	370,098
20,890	Littelfuse, Inc.	1,022,774
		1,392,872
	Electronics—14.1%
13,724	Badger Meter, Inc.	449,324
9,232	Bel Fuse, Inc., Class B	165,068
54,121	Benchmark Electronics, Inc.*	743,622
36,416	Checkpoint Systems, Inc.*	482,512
31,260	CTS Corp.	290,093
27,740	Cymer, Inc.*	1,205,303
33,347	Daktronics, Inc.	336,805
21,926	Electro Scientific Industries, Inc.*	269,470
15,091	FARO Technologies, Inc.*	630,502
35,561	FEI Co.*	1,413,905
16,757	LoJack Corp.*	55,633
13,659	Measurement Specialties, Inc.*	426,297
33,621	Methode Electronics, Inc.	312,339
34,093	Newport Corp.*	472,188
17,802	OSI Systems, Inc.*	788,629

Number of Shares		Value
	Common Stocks (Continued)
18,823	Park Electrochemical Corp.	$532,691
32,178	Plexus Corp.*	826,975
37,815	Pulse Electronics Corp.	133,487
25,859	Rofin-Sinar Technologies, Inc.*	672,334
14,589	Rogers Corp.*	629,807
46,533	TTM Technologies, Inc.*	519,774
		11,356,758
	Home Furnishings—0.5%
15,585	DTS, Inc.*	437,783
	Internet—8.8%
38,394	Blue Coat Systems, Inc.*	618,143
28,934	comScore, Inc.*	610,797
37,608	DealerTrack Holdings, Inc.*	815,718
34,646	InfoSpace, Inc.*	303,499
42,027	j2 Global Communications, Inc.	1,293,591
18,246	Liquidity Services, Inc.*	594,090
16,807	PC-Tel, Inc.*	121,683
27,921	Perficient, Inc.*	266,087
25,893	Sourcefire, Inc.*	713,352
10,900	Stamps.com, Inc.	354,904
80,547	United Online, Inc.	476,033
36,142	Websense, Inc.*	644,773
27,545	XO Group, Inc.*	254,240
		7,066,910
	Machinery-Diversified—2.3%
38,202	Cognex Corp.	1,294,666
46,499	Intermec, Inc.*	375,247
20,780	Intevac, Inc.*	167,279
		1,837,192
	Miscellaneous Manufacturing—0.4%
37,176	STR Holdings, Inc.*	317,855
	Semiconductors—22.9%
28,767	ATMI, Inc.*	586,847
59,993	Brooks Automation, Inc.	626,927
21,164	Cabot Microelectronics Corp.*	815,237
21,245	CEVA, Inc.*	660,082
59,213	Cirrus Logic, Inc.*	985,304
21,928	Cohu, Inc.	243,181
33,545	Diodes, Inc.*	750,402
21,369	DSP Group, Inc.*	132,060
78,519	Entropic Communications, Inc.*	456,981
40,638	Exar Corp.*	248,298
114,948	GT Advanced Technologies, Inc.*	942,574
25,342	Hittite Microwave Corp.*	1,332,989
61,070	Kopin Corp.*	247,333
66,022	Kulicke & Soffa Industries, Inc.*	637,112
45,741	Micrel, Inc.	504,066
78,736	Microsemi Corp.*	1,453,467
47,643	MKS Instruments, Inc.	1,269,209

See Notes to Financial Statements.

35

Schedule of Investments (Continued)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

October 31, 2011

Number of Shares		Value
	Common Stocks (Continued)
26,745	Monolithic Power Systems, Inc.*	$333,243
15,363	Nanometrics, Inc.*	259,327
22,227	Pericom Semiconductor Corp.*	188,707
26,398	Power Integrations, Inc.	940,561
16,111	Rubicon Technology, Inc.*	167,877
28,880	Rudolph Technologies, Inc.*	212,846
29,190	Sigma Designs, Inc.*	243,445
21,042	Standard Microsystems Corp.*	521,000
11,485	Supertex, Inc.*	212,013
46,540	Tessera Technologies, Inc.*	640,856
149,646	TriQuint Semiconductor, Inc.*	796,117
23,306	Ultratech, Inc.*	508,071
37,284	Veeco Instruments, Inc.*	995,110
22,529	Volterra Semiconductor Corp.*	533,937
		18,445,179
	Software—19.2%
26,598	Avid Technology, Inc.*	164,908
40,517	Blackbaud, Inc.	1,135,691
32,620	Bottomline Technologies, Inc.*	792,340
40,432	CommVault Systems, Inc.*	1,721,595
31,418	CSG Systems International, Inc.*	447,392
23,194	Digi International, Inc.*	296,651
29,232	Ebix, Inc.*	500,159
28,856	EPIQ Systems, Inc.	411,487
12,992	Interactive Intelligence Group*	360,528
38,626	JDA Software Group, Inc.*	1,231,011
7,295	MicroStrategy, Inc., Class A*	961,262
32,724	Monotype Imaging Holdings, Inc.*	444,065
60,716	Progress Software Corp.*	1,278,679
23,251	RightNow Technologies, Inc.*	1,000,025
24,225	Synchronoss Technologies, Inc.*	728,203
23,196	SYNNEX Corp.*	669,669
78,776	Take-Two Interactive Software, Inc.*	1,243,085
37,522	Taleo Corp., Class A*	1,215,713
62,055	THQ, Inc.*	132,177
23,656	Tyler Technologies, Inc.*	746,820
		15,481,460
	Telecommunications—11.5%
26,619	Anixter International, Inc.*	1,562,269
108,397	Arris Group, Inc.*	1,166,352
16,385	Black Box Corp.	458,616
21,308	Comtech Telecommunications Corp.	705,508
105,077	Harmonic, Inc.*	577,923
19,119	LogMeIn, Inc.*	777,570
34,041	NETGEAR, Inc.*	1,207,094
27,201	Network Equipment Technologies, Inc.*	51,954
29,112	Novatel Wireless, Inc.*	115,575
17,738	Oplink Communications, Inc.*	287,710
39,076	Symmetricom, Inc.*	201,241

Number of Shares		Value
	Common Stocks (Continued)
55,889	Tekelec*	$548,830
38,260	ViaSat, Inc.*	1,629,493
		9,290,135
	Total Common Stocks (Cost $86,016,620)	80,626,989
	Money Market Fund—0.0%
1,159	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $1,159)	1,159
	Total Investments (Cost $86,017,779)—100.0%	80,628,148
	Liabilities in excess of other assets—(0.0%)	(7,656)
	Net Assets—100.0%	$80,620,492

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

36

Schedule of Investments

PowerShares S&P SmallCap Materials Portfolio (PSCM)

October 31, 2011

Number of Shares		Value
	Common Stocks—100.0%
	Building Materials—8.1%
13,474	Eagle Materials, Inc.	$277,295
8,367	Texas Industries, Inc.	251,010
		528,305
	Chemicals—34.4%
9,253	A. Schulman, Inc.	195,331
6,975	American Vanguard Corp.	86,281
8,683	Balchem Corp.	320,142
14,808	H.B. Fuller Co.	318,224
2,675	Hawkins, Inc.	102,399
9,621	Kraton Performance Polymers, Inc.*	189,341
9,696	OM Group, Inc.*	280,311
27,792	PolyOne Corp.	310,993
3,847	Quaker Chemical Corp.	133,837
2,470	Stepan Co.	190,906
6,587	Zep, Inc.	100,386
		2,228,151
	Energy-Alternate Sources—0.5%
18,259	Headwaters, Inc.*	32,136
	Environmental Control—4.2%
16,951	Calgon Carbon Corp.*	270,368
	Forest Products & Paper—23.5%
11,765	Buckeye Technologies, Inc.	355,774
6,913	Clearwater Paper Corp.*	229,028
3,248	Deltic Timber Corp.	219,857
11,675	KapStone Paper and Packaging Corp.*	191,470
4,498	Neenah Paper, Inc.	74,217
4,833	Schweitzer-Mauduit International, Inc.	339,856
14,755	Wausau Paper Corp.	110,662
		1,520,864
	Metal Fabricate/Hardware—8.9%
4,977	A.M. Castle & Co.*	68,135
3,624	Haynes International, Inc.	211,968
2,747	Olympic Steel, Inc.	56,176
9,058	RTI International Metals, Inc.*	239,041
		575,320
	Mining—12.3%
7,501	AMCOL International Corp.	226,455
17,061	Century Aluminum Co.*	190,401
4,745	Kaiser Aluminum Corp.	220,453
6,132	Materion Corp.*	162,130
		799,439
	Miscellaneous Manufacturing—8.1%
6,182	Koppers Holdings, Inc.	204,562
5,542	LSB Industries, Inc.*	196,353
10,417	Myers Industries, Inc.	127,296
		528,211

Number of Shares		Value
	Common Stocks (Continued)
	Total Investments
	(Cost $6,535,765)—100.0%	$6,482,794
	Liabilities in excess of other assets—(0.0%)	(2,026)
	Net Assets—100.0%	$6,480,768

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

37

Schedule of Investments

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

October 31, 2011

Number of Shares		Value
	Common Stocks—99.9%
	Electric—36.9%
53,408	ALLETE, Inc.	$2,110,150
82,897	Avista Corp.	2,109,728
37,125	Central Vermont Public Service Corp.	1,313,111
37,201	CH Energy Group, Inc.	2,053,867
62,294	El Paso Electric Co.	1,995,277
61,293	NorthWestern Corp.	2,111,544
101,497	UIL Holdings Corp.	3,459,018
54,189	Unisource Energy Corp.	2,020,166
		17,172,861
	Gas—42.6%
52,523	Laclede Group, Inc. (The)	2,107,223
83,209	New Jersey Resources Corp.	3,912,487
44,561	Northwest Natural Gas Co.	2,081,890
144,539	Piedmont Natural Gas Co., Inc.	4,724,980
60,314	South Jersey Industries, Inc.	3,396,281
92,131	Southwest Gas Corp.	3,637,332
		19,860,193
	Telecommunications—16.5%
25,558	Atlantic Tele-Network, Inc.	969,926
84,955	Cbeyond, Inc.*	700,029
550,202	Cincinnati Bell, Inc.*	1,771,650
99,977	General Communication, Inc., Class A*	944,783
86,888	Neutral Tandem, Inc.*	915,800
82,765	NTELOS Holdings Corp.*	1,574,190
61,140	USA Mobility, Inc.	799,100
		7,675,478
	Water—3.9%
51,683	American States Water Co.	1,805,804
	Total Common Stocks (Cost $40,905,243)	46,514,336
	Money Market Fund—0.0%
3,911	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $3,911)	3,911
	Total Investments (Cost $40,909,154)—99.9%	46,518,247
	Other assets less liabilities—0.1%	29,445
	Net Assets—100.0%	$46,547,692

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

38

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Statements of Assets and Liabilities

October 31, 2011

	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)	PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)
ASSETS:
Investments, at value	$43,440,943	$12,322,901	$57,119,626	$60,511,038	$106,544,930
Receivables:
Investments sold	411,690	—	—	—	1,104,490
Dividends and interest	12,058	3,496	15	59,448	11,912
Total Assets	43,864,691	12,326,397	57,119,641	60,570,486	107,661,332
LIABILITIES:
Due to custodian	9,088	—	—	—	7,897
Payable for investments purchased	394,759	—	—	—	1,146,908
Accrued unitary management fees	10,495	2,765	13,403	13,886	25,799
Total Liabilities	414,342	2,765	13,403	13,886	1,180,604
NET ASSETS	$43,450,349	$12,323,632	$57,106,238	$60,556,600	$106,480,728
NET ASSETS CONSIST OF:
Shares of beneficial interest	$44,304,061	$12,871,666	$74,440,907	$55,905,469	$118,080,658
Undistributed net investment income	86,037	15,518	—	278,623	—
Undistributed net realized gain (loss)	(642,445)	(94,978)	(3,098,974)	(345,314)	679,006
Net unrealized appreciation (depreciation)	(297,304)	(468,574)	(14,235,695)	4,717,822	(12,278,936)
Net Assets	$43,450,349	$12,323,632	$57,106,238	$60,556,600	$106,480,728
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,600,000	400,000	1,700,000	2,300,000	3,500,000
Net asset value	$27.16	$30.81	$33.59	$26.33	$30.42
Share price	$27.19	$30.84	$33.62	$26.36	$30.46
Investments, at cost	$43,738,247	$12,791,475	$71,355,321	$55,793,216	$118,823,866

See Notes to Financial Statements.

40

	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)
ASSETS:
Investments, at value	$25,697,088	$80,628,148	$6,482,794	$46,518,247
Receivables:
Investments sold	220,974	769,279	103,059	—
Dividends and interest	11,071	11,138	4,595	40,477
Total Assets	25,929,133	81,408,565	6,590,448	46,558,724
LIABILITIES:
Due to custodian	1,525	—	3,004	—
Payable for investments purchased	223,816	768,924	105,168	—
Accrued unitary management fees	5,941	19,149	1,508	11,032
Total Liabilities	231,282	788,073	109,680	11,032
NET ASSETS	$25,697,851	$80,620,492	$6,480,768	$46,547,692
NET ASSETS CONSIST OF:
Shares of beneficial interest	$25,808,996	$88,258,370	$6,620,009	$40,888,011
Undistributed net investment income	39,013	—	9,412	240,019
Undistributed net realized gain (loss)	(422,948)	(2,248,247)	(95,682)	(189,431)
Net unrealized appreciation (depreciation)	272,790	(5,389,631)	(52,971)	5,609,093
Net Assets	$25,697,851	$80,620,492	$6,480,768	$46,547,692
Shares outstanding (unlimited amount authorized, $0.01 par value)	950,000	2,900,000	250,000	1,550,000
Net asset value	$27.05	$27.80	$25.92	$30.03
Share price	$27.07	$27.80	$25.89	$30.02
Investments, at cost	$25,424,298	$86,017,779	$6,535,765	$40,909,154

41

Statements of Operations

For the Year Ended October 31, 2011

	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)	PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)
INVESTMENT INCOME:
Dividend income	$416,021	$160,260	$506,692	$1,427,252	$260,139
EXPENSES:
Unitary management fees	134,102	34,202	255,869	170,264	324,166
Tax expenses	—	—	—	—	—
Total Expenses	134,102	34,202	255,869	170,264	324,166
Net Investment Income (Loss)	281,919	126,058	250,823	1,256,988	(64,027)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Unaffiliated investments	(766,792)	(224,944)	(6,159,488)	(356,390)	336,436
Affiliated investments (Note 4)	—	(856)	(85,186)	—	—
In-kind redemptions	5,225,380	2,207,023	(3,267,314)	1,267,368	18,059,489
Net realized gain (loss)	4,458,588	1,981,223	(9,511,988)	910,978	18,395,925
Net change in unrealized appreciation (depreciation) on investments	(3,309,067)	(765,318)	(14,341,538)	1,270,315	(13,479,233)
Net realized and unrealized gain (loss)	1,149,521	1,215,905	(23,853,526)	2,181,293	4,916,692
Net increase (decrease) in net assets resulting from operations	$1,431,440	$1,341,963	$(23,602,703)	$3,438,281	$4,852,665

See Notes to Financial Statements.

42

	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)
INVESTMENT INCOME:
Dividend income	$285,246	$262,020	$37,270	$1,517,116
EXPENSES:
Unitary management fees	89,690	244,940	11,520	127,690
Tax expenses	—	—	696	—
Total Expenses	89,690	244,940	12,216	127,690
Net Investment Income (Loss)	195,556	17,080	25,054	1,389,426
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Unaffiliated investments	(425,829)	(2,449,942)	(109,324)	(187,044)
Affiliated investments (Note 4)	—	—	—	—
In-kind redemptions	3,347,315	7,106,971	475,535	833,177
Net realized gain (loss)	2,921,486	4,657,029	366,211	646,133
Net change in unrealized appreciation (depreciation) on investments	(1,785,626)	(10,046,584)	(73,462)	2,981,700
Net realized and unrealized gain (loss)	1,135,860	(5,389,555)	292,749	3,627,833
Net increase (decrease) in net assets resulting from operations	$1,331,416	$(5,372,475)	$317,803	$5,017,259

43

Statements of Changes in Net Assets

	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)		PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)		PowerShares S&P SmallCap Energy Portfolio (PSCE)
	Year Ended October 31, 2011	For the Period April 5, 2010* to October 31, 2010	Year Ended October 31, 2011	For the Period April 5, 2010* to October 31, 2010	Year Ended October 31, 2011	For the Period April 5, 2010* to October 31, 2010
OPERATIONS:
Net investment income (loss)	$281,919	$32,743	$126,058	$15,118	$250,823	$566
Net realized gain (loss)	4,458,588	(45,636)	1,981,223	231,940	(9,511,988)	192,251
Net change in unrealized appreciation (depreciation)	(3,309,067)	3,011,763	(765,318)	296,744	(14,341,538)	105,843
Net increase (decrease) in net assets resulting from operations	1,431,440	2,998,870	1,341,963	543,802	(23,602,703)	298,660
Undistributed net investment income (loss) included in the price of units issued and redeemed	19,974	64,204	30,234	3,077	152,121	1,248
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(228,625)	—	(116,811)	(8,847)	(290,979)	—
Return of Capital	—	—	—	—	(208,929)	—
Total distributions to shareholders	(228,625)	—	(116,811)	(8,847)	(499,908)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	42,132,129	31,696,923	24,383,999	11,574,144	259,918,800	13,636,095
Value of shares repurchased	(31,090,315)	(3,490,073)	(18,770,425)	(6,624,193)	(186,608,651)	(6,036,055)
Net income (loss) equalization	(19,974)	(64,204)	(30,234)	(3,077)	(152,121)	(1,248)
Net increase in net assets resulting from share transactions	11,021,840	28,142,646	5,583,340	4,946,874	73,158,028	7,598,792
Increase in Net Assets	12,244,629	31,205,720	6,838,726	5,484,906	49,207,538	7,898,700
NET ASSETS:
Beginning of period	31,205,720	—	5,484,906	—	7,898,700	—
End of period	$43,450,349	$31,205,720	$12,323,632	$5,484,906	$57,106,238	$7,898,700
Undistributed net investment income at end of period	$86,037	$32,743	$15,518	$6,271	$—	$566
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,500,000	1,400,000	800,000	450,000	6,850,000	550,000
Shares repurchased	(1,150,000)	(150,000)	(600,000)	(250,000)	(5,450,000)	(250,000)
Shares outstanding, beginning of period	1,250,000	—	200,000	—	300,000	—
Shares outstanding, end of period	1,600,000	1,250,000	400,000	200,000	1,700,000	300,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

44

	PowerShares S&P SmallCap Financials Portfolio (PSCF)		PowerShares S&P SmallCap Health Care Portfolio (PSCH)		PowerShares S&P SmallCap Industrials Portfolio (PSCI)
	Year Ended October 31, 2011	For the Period April 5, 2010* to October 31, 2010	Year Ended October 31, 2011	For the Period April 5, 2010* to October 31, 2010	Year Ended October 31, 2011	For the Period April 5, 2010* to October 31, 2010
OPERATIONS:
Net investment income (loss)	$1,256,988	$212,411	$(64,027)	$(12,299)	$195,556	$53,147
Net realized gain (loss)	910,978	(246,373)	18,395,925	55,512	2,921,486	(62,480)
Net change in unrealized appreciation (depreciation)	1,270,315	3,447,507	(13,479,233)	1,200,297	(1,785,626)	2,058,416
Net increase (decrease) in net assets resulting from operations	3,438,281	3,413,545	4,852,665	1,243,510	1,331,416	2,049,083
Undistributed net investment income (loss) included in the price of units issued and redeemed	33,741	89,663	(133,532)	(1,682)	31,284	27,887
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,154,338)	(43,577)	(137,714)	—	(254,463)	(2,511)
Return of Capital	—	—	—	—	—	—
Total distributions to shareholders	(1,154,338)	(43,577)	(137,714)	—	(254,463)	(2,511)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	21,178,597	53,893,792	199,904,310	49,181,669	20,190,583	24,826,069
Value of shares repurchased	(12,985,821)	(7,183,879)	(143,702,874)	(4,860,838)	(17,564,040)	(4,878,286)
Net income (loss) equalization	(33,741)	(89,663)	133,532	1,682	(31,284)	(27,887)
Net increase in net assets resulting from share transactions	8,159,035	46,620,250	56,334,968	44,322,513	2,595,259	19,919,896
Increase in Net Assets	10,476,719	50,079,881	60,916,387	45,564,341	3,703,496	21,994,355
NET ASSETS:
Beginning of period	50,079,881	—	45,564,341	—	21,994,355	—
End of period	$60,556,600	$50,079,881	$106,480,728	$45,564,341	$25,697,851	$21,994,355
Undistributed net investment income at end of period	$278,623	$168,834	$—	$—	$39,013	$50,636
CHANGES IN SHARES OUTSTANDING:
Shares sold	800,000	2,300,000	6,300,000	2,000,000	700,000	1,050,000
Shares repurchased	(500,000)	(300,000)	(4,600,000)	(200,000)	(600,000)	(200,000)
Shares outstanding, beginning of period	2,000,000	—	1,800,000	—	850,000	—
Shares outstanding, end of period	2,300,000	2,000,000	3,500,000	1,800,000	950,000	850,000

45

Statements of Changes in Net Assets (Continued)

	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)		PowerShares S&P SmallCap Materials Portfolio (PSCM)
	Year Ended October 31, 2011	For the Period April 5, 2010* to October 31, 2010	Year Ended October 31, 2011	For the Period April 5, 2010* to October 31, 2010
OPERATIONS:
Net investment income	$17,080	$32,377	$25,054	$11,146
Net realized gain (loss)	4,657,029	(237,164)	366,211	(148,696)
Net change in unrealized appreciation (depreciation)	(10,046,584)	4,656,953	(73,462)	20,491
Net increase (decrease) in net assets resulting from operations	(5,372,475)	4,452,166	317,803	(117,059)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(7,947)	(5,017)	(9,849)	(1,769)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(78,158)	—	(36,952)	(8,410)
Return of Capital	(23,587)	—	—	—
Total distributions to shareholders	(101,745)	—	(36,952)	(8,410)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	100,508,159	35,903,305	10,539,954	5,028,730
Value of shares repurchased	(50,039,560)	(4,729,358)	(6,962,396)	(2,280,902)
Net income (loss) equalization	7,947	5,017	9,849	1,769
Net increase in net assets resulting from share transactions	50,476,546	31,178,964	3,587,407	2,749,597
Increase in Net Assets	44,994,379	35,626,113	3,858,409	2,622,359
NET ASSETS:
Beginning of period	35,626,113	—	2,622,359	—
End of period	$80,620,492	$35,626,113	$6,480,768	$2,622,359
Undistributed net investment income at end of period	$—	$32,377	$9,412	$2,736
CHANGES IN SHARES OUTSTANDING:
Shares sold	3,350,000	1,550,000	400,000	200,000
Shares repurchased	(1,800,000)	(200,000)	(250,000)	(100,000)
Shares outstanding, beginning of period	1,350,000	—	100,000	—
Shares outstanding, end of period	2,900,000	1,350,000	250,000	100,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

46

	PowerShares S&P SmallCap Utilities Portfolio (PSCU)
	Year Ended October 31, 2011	For the Period April 5, 2010* to October 31, 2010
OPERATIONS:
Net investment income	$1,389,426	$255,030
Net realized gain (loss)	646,133	19,283
Net change in unrealized appreciation (depreciation)	2,981,700	2,627,393
Net increase (decrease) in net assets resulting from operations	5,017,259	2,901,706
Undistributed net investment income (loss) included in the price of units issued and redeemed	(2,941)	80,522
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,374,327)	(39,848)
Return of Capital	—	—
Total distributions to shareholders	(1,374,327)	(39,848)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	12,977,223	40,677,310
Value of shares repurchased	(8,572,960)	(5,038,671)
Net income (loss) equalization	2,941	(80,522)
Net increase in net assets resulting from share transactions	4,407,204	35,558,117
Increase in Net Assets	8,047,195	38,500,497
NET ASSETS:
Beginning of period	38,500,497	—
End of period	$46,547,692	$38,500,497
Undistributed net investment income at end of period	$240,019	$215,182
CHANGES IN SHARES OUTSTANDING:
Shares sold	450,000	1,600,000
Shares repurchased	(300,000)	(200,000)
Shares outstanding, beginning of period	1,400,000	—
Shares outstanding, end of period	1,550,000	1,400,000

47

Financial Highlights

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.96	$25.61
Net investment income**	0.17	0.05
Net realized and unrealized gain (loss) on investments	2.18	(0.70	)>
Total from investment operations	2.35	(0.65)
Distributions to shareholders from:
Net investment income	(0.15)	—
Net asset value at end of period	$27.16	$24.96
Share price at end of period***	$27.19	$24.96
NET ASSET VALUE, TOTAL RETURN****	9.39%	(2.54	)%(a)
SHARE PRICE TOTAL RETURN****	9.51%	(2.54	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$43,450	$31,206
Ratio to average net assets of:
Expenses	0.29%	0.29	%†
Net investment income	0.61%	0.41	%†
Portfolio turnover rate ††	8%	6%
Undistributed net investment income included in price of units issued and redeemed**#	$0.01	$0.10

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.42	$25.40
Net investment income**	0.33	0.09
Net realized and unrealized gain on investments	3.37	1.98
Total from investment operations	3.70	2.07
Distributions to shareholders from:
Net investment income	(0.31)	(0.05)
Net asset value at end of period	$30.81	$27.42
Share price at end of period***	$30.84	$27.44
NET ASSET VALUE, TOTAL RETURN****	13.53%	8.15	%(b)
SHARE PRICE TOTAL RETURN****	13.55%	8.23	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$12,324	$5,485
Ratio to average net assets of:
Expenses	0.29%	0.29	%†
Net investment income	1.07%	0.61	%†
Portfolio turnover rate ††	30%	10%
Undistributed net investment income included in price of units issued and redeemed**#	$0.08	$0.02

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was (3.37)%. The share price total return from Fund inception to October 31, 2010 was (3.29)%.

(b)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 8.15%. The share price total return from Fund inception to October 31, 2010 was 8.23%.

See Notes to Financial Statements.

48

Financial Highlights (Continued)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$26.33	$25.76
Net investment income**	0.11	0.00	(a)
Net realized and unrealized gain on investments	7.57 >	0.57
Total from investment operations	7.68	0.57
Distributions to shareholders from:
Net investment income	(0.24)	—
Return of capital	(0.18)	—
Total distributions	(0.42)	—
Net asset value at end of period	$33.59	$26.33
Share price at end of period***	$33.62	$26.33
NET ASSET VALUE, TOTAL RETURN****	29.21%	2.21	%(b)
SHARE PRICE TOTAL RETURN****	29.33%	2.21	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$57,106	$7,899
Ratio to average net assets of:
Expenses	0.29%	0.29	%†
Net investment income	0.28%	0.02	%†
Portfolio turnover rate ††	46%	13%
Undistributed net investment income included in price of units issued and redeemed**#	$0.06	$0.01

PowerShares S&P SmallCap Financials Portfolio (PSCF)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.04	$25.41
Net investment income**	0.57	0.24
Net realized and unrealized gain (loss) on investments	1.25	(0.46	)>
Total from investment operations	1.82	(0.22)
Distributions to shareholders from:
Net investment income	(0.53)	(0.15)
Net asset value at end of period	$26.33	$25.04
Share price at end of period***	$26.36	$25.02
NET ASSET VALUE, TOTAL RETURN****	7.33%	(0.84	)%(c)
SHARE PRICE TOTAL RETURN****	7.54%	(0.92	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$60,557	$50,080
Ratio to average net assets of:
Expenses	0.29%	0.29	%†
Net investment income	2.14%	1.90	%†
Portfolio turnover rate ††	13%	5%
Undistributed net investment income included in price of units issued and redeemed**#	$0.02	$0.10

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 2.89%. The share price total return from Fund inception to October 31, 2010 was 3.05%.

(c)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was (2.30)%. The share price total return from Fund inception to October 31, 2010 was (2.42)%.

See Notes to Financial Statements.

49

Financial Highlights (Continued)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.31	$25.30
Net investment income (loss)**	(0.02)	(0.01)
Net realized and unrealized gain on investments	5.20	0.02
Total from investment operations	5.18	0.01
Distributions to shareholders from:
Net investment income	(0.07)	—
Net asset value at end of period	$30.42	$25.31
Share price at end of period***	$30.46	$25.31
NET ASSET VALUE, TOTAL RETURN****	20.51%	0.04	%(a)
SHARE PRICE TOTAL RETURN****	20.67%	0.04	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$106,481	$45,564
Ratio to average net assets of:
Expenses	0.29%	0.29	%†
Net investment income (loss)	(0.06)%	(0.08	)%†
Portfolio turnover rate ††	15%	14%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.04)	$(0.00	)(b)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.88	$25.41
Net investment income**	0.19	0.12	^
Net realized and unrealized gain on investments	1.20	0.38
Total from investment operations	1.39	0.50
Distributions to shareholders from:
Net investment income	(0.22)	(0.03)
Net asset value at end of period	$27.05	$25.88
Share price at end of period***	$27.07	$25.88
NET ASSET VALUE, TOTAL RETURN****	5.34%	1.95	%(c)
SHARE PRICE TOTAL RETURN****	5.42%	1.95	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$25,698	$21,994
Ratio to average net assets of:
Expenses	0.29%	0.29	%†
Net investment income	0.63%	0.95	%†^
Portfolio turnover rate ††	9%	11%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03	$0.06

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

^  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Heartland Express, Inc. on October 5, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.09 and 0.68%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 0.92%. The share price total return from Fund inception to October 31, 2010 was 1.00%.

(b)  Amount represents less than $(0.005).

(c)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 2.24%. The share price total return from Fund inception to October 31, 2010 was 2.28%.

See Notes to Financial Statements.

50

Financial Highlights (Continued)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

	Year Ended October 31, 2011		For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$26.39		$25.53
Net investment income**	0.01		0.06	^
Net realized and unrealized gain on investments	1.46	>	0.80
Total from investment operations	1.47		0.86
Distributions to shareholders from:
Net investment income	(0.05)		—
Return of capital	(0.01)		—
Total distributions	(0.06)		—
Net asset value at end of period	$27.80		$26.39
Share price at end of period***	$27.80		$26.38
NET ASSET VALUE, TOTAL RETURN****	5.56%		3.37	%(b)
SHARE PRICE TOTAL RETURN****	5.60%		3.33	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$80,620		$35,626
Ratio to average net assets of:
Expenses	0.29%		0.29	%†
Net investment income	0.02%		0.48	%†^
Portfolio turnover rate ††	9%		10%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(a)	$(0.01)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

	Year Ended October 31, 2011	For the Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$26.22	$25.60
Net investment income**	0.16	0.10
Net realized and unrealized gain (loss) on investments	(0.20)>	0.60	>
Total from investment operations	(0.04)	0.70
Distributions to shareholders from:
Net investment income	(0.26)	(0.08)
Net asset value at end of period	$25.92	$26.22
Share price at end of period***	$25.89	$26.22
NET ASSET VALUE, TOTAL RETURN****	(0.21)%	2.79	%(c)
SHARE PRICE TOTAL RETURN****	(0.33)%	2.79	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$6,481	$2,622
Ratio to average net assets of:
Expenses	0.31%	0.29	%†
Net investment income	0.63%	0.70	%†
Portfolio turnover rate ††	17%	28%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.06)	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

^  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.25 per share owned of Anixter International, Inc. on October 28, 2010. Net investment income(loss) per share and the ratio of net investment income(loss) to average net assets excluding the special dividend are less than $(0.005) and (0.005)%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 3.33%. The share price total return from Fund inception to October 31, 2010 was 3.33%.

(c)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 2.23%. The share price total return from Fund inception to October 31, 2010 was 2.23%.

See Notes to Financial Statements.

51

Financial Highlights (Continued)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

	Year Ended October 31, 2011		For Period April 5, 2010* through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.50		$25.30
Net investment income**	0.91		0.40
Net realized and unrealized gain on investments	2.54		2.03
Total from investment operations	3.45		2.43
Distributions to shareholders from:
Net investment income	(0.92)		(0.23)
Net asset value at end of period	$30.03		$27.50
Share price at end of period***	$30.02		$27.49
NET ASSET VALUE, TOTAL RETURN****	12.76%		9.70	%(b)
SHARE PRICE TOTAL RETURN****	12.77%		9.66	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$46,548		$38,500
Ratio to average net assets of:
Expenses	0.29%		0.29	%†
Net investment income	3.16%		3.14	%†
Portfolio turnover rate ††	8%		8%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(a)	$0.13

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 9.05%. The share price total return from Fund Inception to October 31, 2010 was 9.01%.

See Notes to Financial Statements.

52

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2011, the Trust offered fifty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	"S&P SmallCap Consumer Discretionary Portfolio"

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	"S&P SmallCap Consumer Staples Portfolio"

PowerShares S&P SmallCap Energy Portfolio (PSCE)	"S&P SmallCap Energy Portfolio"

PowerShares S&P SmallCap Financials Portfolio (PSCF)	"S&P SmallCap Financials Portfolio"

PowerShares S&P SmallCap Health Care Portfolio (PSCH)	"S&P SmallCap Health Care Portfolio"

PowerShares S&P SmallCap Industrials Portfolio (PSCI)	"S&P SmallCap Industrials Portfolio"

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	"S&P SmallCap Information Technology Portfolio"

PowerShares S&P SmallCap Materials Portfolio (PSCM)	"S&P SmallCap Materials Portfolio"

PowerShares S&P SmallCap Utilities Portfolio (PSCU)	"S&P SmallCap Utilities Portfolio"

Each portfolio (each a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on The NASDAQ Stock Market LLC ("NASDAQ").

The Funds' market prices may differ to some degree from the net asset value ("NAV") of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the following indices (each, an "Underlying Index"):

Fund	Index
S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600 Capped Consumer Discretionary Index®

S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600 Capped Consumer Staples Index®

S&P SmallCap Energy Portfolio	S&P SmallCap 600 Capped Energy Index®

S&P SmallCap Financials Portfolio	S&P SmallCap 600 Capped Financials Index®

S&P SmallCap Health Care Portfolio	S&P SmallCap 600 Capped Health Care Index®

S&P SmallCap Industrials Portfolio	S&P SmallCap 600 Capped Industrials Index®

S&P SmallCap Information Technology Portfolio	S&P SmallCap 600 Capped Information Technology Index®

S&P SmallCap Materials Portfolio	S&P SmallCap 600 Capped Materials Index®

S&P SmallCap Utilities Portfolio	S&P SmallCap 600 Capped Utilities & Telecom Services Index®

53

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day NAV per Share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have

54

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Replication Management Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily sell a security unless that security is removed from its respective Underlying Index.

Non-Diversified Fund Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

55

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Equalization

All Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per Share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital Shares. Equalization is calculated on a per Share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital Shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of

56

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Changes in Net Assets as undistributed net investment income included in the price of capital Shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Each Fund has agreed to pay the Adviser an annual unitary management fee of 0.29% of the Fund's average daily net assets.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Standard & Poor's (the "Licensor"). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Funds and other certain underlying ETFs have the same investment adviser and, therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated ETFs for the fiscal year ended October 31, 2011.

PowerShares S&P SmallCap Consumer Staples Portfolio

	Value 10/31/10	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/11	Dividend Income
PowerShares Dynamic Consumer Staples Sector Portfolio	$—	$151,396	$150,540	$—	$(856)	$—	$—

57

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

PowerShares S&P SmallCap Energy Portfolio

	Value 10/31/10	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/11	Dividend Income
PowerShares Dynamic Energy Sector Portfolio	$—	$5,659,773	$5,574,587	$—	$(85,186)	$—	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2011, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

With respect to each Fund, during the fiscal year ended October 31, 2011, there were no significant transfers between investment levels.

58

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2011 and the Period April 5, 2010 to October 31, 2010:

	For the Year Ended October 31, 2011			For the Period April 5, 2010 through October 31, 2010
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income
S&P SmallCap Consumer Discretionary Portfolio	$228,625	$—	$—	$—
S&P SmallCap Consumer Staples Portfolio	116,811	—	—	8,847
S&P SmallCap Energy Portfolio	290,979	—	208,929	—
S&P SmallCap Financials Portfolio	1,151,187	3,151	—	43,577
S&P SmallCap Health Care Portfolio	137,714	—	—	—
S&P SmallCap Industrials Portfolio	254,463	—	—	2,511
S&P SmallCap Information Technology Portfolio	78,158	—	23,587	—
S&P SmallCap Materials Portfolio	36,952	—	—	8,410
S&P SmallCap Utilities Portfolio	1,374,327	—	—	39,848

Tax Components of Net Assets at Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
S&P SmallCap Consumer Discretionary Portfolio	$86,037	$(695,713)	$(244,036)	$44,304,061	$43,450,349
S&P SmallCap Consumer Staples Portfolio	15,518	(513,441)	(50,111)	12,871,666	12,323,632
S&P SmallCap Energy Portfolio	—	(14,928,312)	(2,406,357)	74,440,907	57,106,238
S&P SmallCap Financials Portfolio	332,909	4,318,222	—	55,905,469	60,556,600
S&P SmallCap Health Care Portfolio	986,023	(12,585,953)	—	118,080,658	106,480,728
S&P SmallCap Industrials Portfolio	39,013	47,993	(198,151)	25,808,996	25,697,851
S&P SmallCap Information Technology Portfolio	—	(6,034,916)	(1,602,962)	88,258,370	80,620,492
S&P SmallCap Materials Portfolio	9,412	(66,196)	(82,457)	6,620,009	6,480,768
S&P SmallCap Utilities Portfolio	240,019	5,542,281	(122,619)	40,888,011	46,547,692

59

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds have capital loss carryforward amounts as of October 31, 2011, which expire on October 31 of each year listed below:

	2018	2019	Post-Effective No Expiration	Total*
S&P SmallCap Consumer Discretionary Portfolio	$37,390	$206,646	$—	$244,036
S&P SmallCap Consumer Staples Portfolio	22,594	27,517	—	50,111
S&P SmallCap Energy Portfolio	—	2,406,357	—	2,406,357
S&P SmallCap Financials Portfolio	—	—	—	—
S&P SmallCap Health Care Portfolio	—	—	—	—
S&P SmallCap Industrials Portfolio	—	198,151	—	198,151
S&P SmallCap Information Technology Portfolio	—	1,602,962	—	1,602,962
S&P SmallCap Materials Portfolio	—	82,457	—	82,457
S&P SmallCap Utilities Portfolio	—	122,619	—	122,619

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2011, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
S&P SmallCap Consumer Discretionary Portfolio	$3,892,136	$3,921,486
S&P SmallCap Consumer Staples Portfolio	3,566,451	3,535,845
S&P SmallCap Energy Portfolio	43,545,058	40,772,695
S&P SmallCap Financials Portfolio	7,670,690	8,637,770
S&P SmallCap Health Care Portfolio	16,435,613	17,884,236
S&P SmallCap Industrials Portfolio	2,741,638	2,783,719
S&P SmallCap Information Technology Portfolio	7,952,299	9,722,154
S&P SmallCap Materials Portfolio	717,921	816,388
S&P SmallCap Utilities Portfolio	3,641,865	3,781,868

60

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

For the fiscal year ended October 31, 2011, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
S&P SmallCap Consumer Discretionary Portfolio	$38,238,602	$27,102,616
S&P SmallCap Consumer Staples Portfolio	24,351,509	18,764,406
S&P SmallCap Energy Portfolio	262,416,562	192,149,616
S&P SmallCap Financials Portfolio	17,200,948	7,945,817
S&P SmallCap Health Care Portfolio	197,832,606	140,368,423
S&P SmallCap Industrials Portfolio	17,768,119	15,160,387
S&P SmallCap Information Technology Portfolio	89,189,437	37,018,224
S&P SmallCap Materials Portfolio	6,961,522	3,293,793
S&P SmallCap Utilities Portfolio	10,767,216	6,191,889

Gains and (losses) on in-kind transactions are generally not considered taxable gains and (losses) for Federal income tax purposes.

At October 31, 2011, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
S&P SmallCap Consumer Discretionary Portfolio	$44,136,656	$(695,713)	$3,938,888	$(4,634,601)
S&P SmallCap Consumer Staples Portfolio	12,836,342	(513,441)	342,162	(855,603)
S&P SmallCap Energy Portfolio	72,047,938	(14,928,312)	554,577	(15,482,889)
S&P SmallCap Financials Portfolio	56,192,816	4,318,222	6,635,627	(2,317,405)
S&P SmallCap Health Care Portfolio	119,130,883	(12,585,953)	5,375,208	(17,961,161)
S&P SmallCap Industrials Portfolio	25,649,095	47,993	1,665,148	(1,617,155)
S&P SmallCap Information Technology Portfolio	86,663,064	(6,034,916)	4,996,560	(11,031,476)
S&P SmallCap Materials Portfolio	6,548,990	(66,196)	309,288	(375,484)
S&P SmallCap Utilities Portfolio	40,975,966	5,542,281	6,349,021	(806,740)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, on October 31, 2011, amounts were reclassified between undistributed net investment income (loss), undistributed net realized

61

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2011, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P SmallCap Consumer Discretionary Portfolio	$(19,974)	$(5,004,509)	$5,024,483
S&P SmallCap Consumer Staples Portfolio	(30,234)	(2,039,294)	2,069,528
S&P SmallCap Energy Portfolio	(112,531)	6,440,975	(6,328,444)
S&P SmallCap Financials Portfolio	(26,602)	(1,183,846)	1,210,448
S&P SmallCap Health Care Portfolio	335,273	(17,772,537)	17,437,264
S&P SmallCap Industrials Portfolio	16,000	(3,370,755)	3,354,755
S&P SmallCap Information Technology Portfolio	36,648	(6,781,748)	6,745,100
S&P SmallCap Materials Portfolio	28,423	(474,871)	446,448
S&P SmallCap Utilities Portfolio	12,679	(815,075)	802,396

Note 9. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as result of the unitary management fee, pays for such compensation. The Non-Independent Trustees of the Trust do not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Transactions in capital shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

62

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Trust") at October 31, 2011, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 27, 2011

63

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal Income Tax Information

	Qualified dividend income*	Dividends-received deduction*	Long Term Capital Gain
S&P SmallCap Consumer Discretionary Portfolio	100%	100%	$—
S&P SmallCap Consumer Staples Portfolio	100%	100%	—
S&P SmallCap Energy Portfolio	100%	100%	—
S&P SmallCap Financials Portfolio	45%	45%	3,151
S&P SmallCap Health Care Portfolio	26%	26%	—
S&P SmallCap Industrials Portfolio	100%	100%	—
S&P SmallCap Information Technology Portfolio	100%	100%	—
S&P SmallCap Materials Portfolio	100%	100%	—
S&P SmallCap Utilities Portfolio	100%	100%	—

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

64

Trustees and Officers

The Independent Trustees, the Trustees who are affiliated with the Adviser (the "Non-Independent Trustees") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

The Trustees and officers information is current as of October 31, 2011.

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	112	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008); Director of Open Architecture and Trading (2007- 2008); Head of Fundamental Research (2004-2007); and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

65

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	112	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

66

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

67

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address, and Age of Non-Independent Trustees	Term of Office and Position(s) Held with Trust	Length of Time Served*	Number of Portfolios in Fund Complex** Principal Occupation(s) During Past 5 Years	Overseen by Non- Independent Trustees	Other Directorships Held by Non-Independent Trustees
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consists of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

68

Trustees and Officers (Continued)

Name, Address, and Age of Non-Independent Trustees	Term of Office and Position(s) Held with Trust	Length of Time Served*	Number of Portfolios in Fund Complex** Principal Occupation(s) During Past 5 Years	Overseen by Non- Independent Trustees	Other Directorships Held by Non-Independent Trustees
Kevin M. Carome (55) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

69

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. In the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicago land area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008- Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (54) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) (2000-2006)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

70

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Todd Spillane (52) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly, Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc. – registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

71

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010). Associate Counsel at Barclays Global Investors Ltd. (2004-2006)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

72

PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2010 Invesco PowerShares Capital Management LLC   P-SCS-AR-1

2011 Annual Report to Shareholders

October 31, 2011

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

PowerShares KBW International Financial Portfolio (KBWX)

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

The Market Environment	3

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	12

Fees and Expenses	14

KBW Portfolios

Schedules of Investments

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	15

PowerShares KBW International Financial Portfolio (KBWX)	16

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	18

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	19

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	35

Tax Information	36

Trustees and Officers	37

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The Market Environment

U.S. Equity:

The fiscal year began with equity markets fueled by the second round of Federal Reserve "Quantitative Easing" and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macro-economic distortions due to civil unrest in Egypt and Libya, flooding in Australia, and the devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but often were overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and generally were positive through the summer, the major equity indices sold off precipitously in August as the U.S. struggled with the debt ceiling and ultimately received the first-ever downgrade to its credit rating from Standard & Poor's. Uncertainty created by the U.S. credit downgrade, combined with a lack of consumer confidence and an intensifying debt crisis in the Eurozone, continued to weigh on investors through the end of the period, reigniting fears of a global recession and a double-dip in the U.S.

Non U.S. Equity:

Global equity markets faced headwinds in 2010 and 2011. Notably, several southern European economies, including those of Greece, Spain, Portugal, and Italy, faced solvency concerns amid massive fiscal deficits. The reporting period ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund, and stabilize the banking system.

Market volatility was a common theme during the reporting period. During mid-2011, Greek sovereign debt concerns and signs of slowing global growth continued to worry investors. In addition, numerous world events caught investors' attention, including the growing unrest in the Middle East and Northern Africa, and the devastating earthquake and tsunami in Japan on March 11th. Renewed credit problems overseas and the market corrections that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk.

Although Europe's debt status bore the greatest negative macroeconomic heft globally, inflation was the major concern across Asia throughout the year. Fortunately, these concerns started to subside towards the end of the period, with a surprise interest rate reduction in Indonesia, inflationary easing in China, and an expected crest in India's inflation rate. The slowdown in inflation rates gave Asian governments the ability to loosen monetary policy as needed to help maintain financial stability and potentially stimulate economic growth. Though inflation rates in China receded from peak levels over the period, China's capacity to continue its economic expansion and serve as the world's growth engine came into question due to a more recent slowdown that negatively affected investor sentiment. The growth numbers in China, however, remained healthy.

In emerging market countries, investors became risk-averse on news of potential defaults in Europe,as well as slowing growth and accounting concerns in China leading to a relatively indiscriminate correction in almost all emerging market countries. Concerns about potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.

3

Manager's Analysis

PowerShares KBW High Dividend Yield Financial Portfolio (ticker: KBWD)

The PowerShares KBW High Dividend Yield Financial Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the KBW Financial Sector Dividend Yield Index (the "Index"). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index. The Index is calculated using a dividend yield weighted methodology that seeks to reflect the performance of approximately 24 to 40 publicly listed financial companies that are principally engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States. The Index may also include securities of business development companies and equity and mortgage real estate investment trusts ("REITs").

The Fund began trading on December 2, 2010. For the period ended October 31, 2011, on a share price basis, the Fund returned 3.38%. On an NAV basis, the Fund returned 2.97%. During this same time period the Index returned 3.40%, the Financial Select Sector Index returned (5.25)% and the S&P 500® Index returned 8.05%.

For the period ended October 31, 2011, the property & casualty insurance industry contributed most significantly to the Fund's return, followed by insurance brokers and residential REITs, respectively. The mortgage REITs industry detracted most from the Fund's return, followed by the asset management & custody banks industry.

Positions that contributed most significantly to return included Harleysville Group, Inc., a property & casualty insurance company (3.86% of assets at October 31, 2011); and Capstead Mortgage Corp., a mortgage REIT company (4.11% of assets at October 31, 2011). Positions that detracted most significantly from return included Invesco Mortgage Capital, Inc., a mortgage REIT company (5.29% of assets at October 31, 2011); and Apollo Investment Corp. an asset management & custody bank company (3.84% of assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

REITs	48.0
Banks	15.1
Insurance	13.4
Investment Companies	10.5
Diversified Financial Services	6.6
Savings & Loans	4.1
Trucking & Leasing	2.3
Money Market Fund	0.7
Liabilities in excess of other assets	(0.7)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Value	63.2
Mid-Cap Value	30.3
Large-Cap Value	4.0
Small-Cap Growth	1.5
Large-Cap Growth	1.0

Top Ten Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Chimera Investment Corp.	5.7
American Capital Agency Corp.	5.4
Invesco Mortgage Capital, Inc.	5.3
Hatteras Financial Corp.	4.3
Capstead Mortgage Corp.	4.1
Annaly Capital Management, Inc.	4.1
Anworth Mortgage Asset Corp.	4.0
MFA Financial, Inc.	4.0
Harleysville Group, Inc.	3.9
Apollo Investment Corp.	3.8
Total	44.6

4

Manager's Analysis (Continued)

PowerShares KBW High Dividend Yield Financial Portfolio (ticker: KBWD)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2011
Fund Inception† Cumulative
Index
KBW Financial Sector Dividend Yield Index	3.40%
Financial Select Sector Index	(5.25)%
S&P 500® Index	8.05%
Fund
Net Aset Value ("NAV") Return	2.97%
Share Price Return	3.38%

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.93% includes the unitary management fee of 0.35% and estimated acquired fund fees and expenses of 0.58%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Financial Select Sector Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 82 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

5

Manager's Analysis

PowerShares KBW International Financial Portfolio (ticker: KBWX)

The PowerShares KBW International Financial Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the KBW Global ex-U.S. Financial Sector Index (the "Index"). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index. The Index is currently comprised primarily of American depositary receipts ("ADRs"). The Index is a modified market capitalization weighted index that seeks to reflect the performance of approximately 60 non-U.S. financial companies that are principally engaged in the business of providing financial services and products, including banking, insurance and diversified financial services.

The Fund began trading on December 2, 2010. For the period ended October 31, 2011, on a share price basis, the Fund returned (15.40)%. On an NAV basis, the Fund returned (15.50)%. During this same time period the Index returned (16.36)%, the S&P Global Financials Sector Index returned (5.76)% and the S&P 500® Index returned 8.05%.

For the period ended October 31, 2011, the Multi-line Insurance industry contributed most significantly to the Fund's return, followed by the Property/Casualty Insurance industry. The Diversified Banks and Diversified Capital Markets industries detracted most from the Fund's return.

Positions that contributed most significantly to return included Allianz SE ADR a multi-line insurance company (3.82% of net assets at October 31, 2011); and ACE Ltd., a property/casualty insurance company (2.34% of net assets at October 31, 2011). Positions that detracted most significantly from return included China Life Insurance Co. Ltd. ADR, a Life & Health insurance company (2.21% of net assets at October 31, 2011) and Gafisa SA ADR, a homebuilding company (0.75% of net assets at October 31, 2011).

The Fund outperformed the Index net of expenses primarily due to an underweight Governor and Co. of the Bank of Ireland (The) ADR (0.25% of net assets as of October 31, 2011) compared to the Index.

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Banks	70.2
Insurance	18.3
Diversified Financial Services	6.7
Real Estate	2.8
Investment Companies	1.3
Building Materials	0.4
Commercial Services	0.1
Home Builders	0.1
Other assets less liabilities	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Value	62.9
Large-Cap Growth	24.1
Mid-Cap Value	6.1
Small-Cap Value	4.4
Small-Cap Growth	2.0
Other	0.4
Mid-Cap Growth	0.1

Top Ten Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Westpac Banking Corp. ADR	5.4
Banco Bilbao Vizcaya Argentaria SA ADR	4.1
Itau Unibanco Holding SA ADR	4.0
Allianz SE ADR	3.8
HDFC Bank Ltd. ADR	3.5
Toronto-Dominion Bank (The)	3.4
Banco Santander Brasil SA ADR	3.3
Mitsubishi UFJ Financial Group, Inc. ADR	3.1
Bancolombia SA ADR	3.0
Bank of Nova Scotia	3.0
Total	36.6

6

Manager's Analysis (Continued)

PowerShares KBW International Financial Portfolio (ticker: KBWX)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2011
Fund Inception† Cumulative
Index
KBW Global ex-U.S. Financial Sector Index	(16.36)%
MSCI EAFE® Index	0.77%
S&P Global Financials Sector Index	(5.76)%
S&P 500® Index	8.05%
Fund
Net Aset Value ("NAV") Return	(15.50)%
Share Price Return	(15.40)%

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.40% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI EAFE® Index, S&P Global Financial Sector Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 1,137, 217 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

7

Manager's Analysis

PowerShares KBW Premium Yield Equity REIT Portfolio (ticker: KBWY)

The PowerShares KBW Premium Yield Equity REIT Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the KBW Premium Yield Equity REIT Index (the "Index"). The Fund will normally invest at least 90% of its total assets in the securities that comprise the Index. The Index is calculated using a dividend yield weighted methodology that seeks to reflect the performance of approximately 24 to 40 small- and mid-cap equity real estate investment trusts ("REITs") in the United States.

The Fund began trading on December 2, 2010. For the period ended October 31, 2011, on a share price basis, the Fund returned (1.55)%. On an NAV basis, the Fund returned (1.87)%. During this same time period the Index returned (1.52)%, the Dow Jones U.S. Real Estate Index returned 10.74% and the S&P 500® Index returned 8.05%

For the period ended October 31, 2011, the residential REITs industry contributed most significantly to the Fund's return, followed by the industrial REITs and specialized REITs industry, respectively. The office REITs industry detracted most from the Fund's return, followed by the retail REITs industry.

Positions that contributed most significantly to return included Sun Communities, Inc., a residential REIT company (3.07% of assets at October 31, 2011); and HCP, Inc., a specialized REIT company (2.75% of assets at October 31, 2011).

Positions that detracted most significantly from return included Getty Realty Corp. a retail REIT company (4.65% of assets at October 31, 2011); and Cogdell Spencer, Inc., a specialized REIT company (4.48% of assets at October 31, 2011).

Property Type and Industry

Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Health Care	30.3
Diversified	15.8
Office Property	14.3
Shopping Centers	11.9
Single Tenant	11.6
Warehouse/Industrial	9.2
Hotels	3.8
Manufactured Homes	3.1
Money Market Fund	0.2
Liabilities in excess of other assets	(0.2)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Small-Cap Value	73.6
Small-Cap Growth	11.3
Mid-Cap Value	9.6
Mid-Cap Growth	2.8
Large-Cap Value	2.7

Top Ten Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
CommonWealth REIT	4.7
Getty Realty Corp.	4.7
Cogdell Spencer, Inc.	4.5
Agree Realty Corp.	4.2
OMEGA Healthcare Investors, Inc.	4.1
Government Properties Income Trust	3.8
Hospitality Properties Trust	3.8
Medical Properties Trust, Inc.	3.7
Entertainment Properties Trust	3.6
Lexington Realty Trust	3.6
Total	40.7

8

Manager's Analysis (Continued)

PowerShares KBW Premium Yield Equity REIT Portfolio (ticker: KBWY)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2011
Fund Inception† Cumulative
Index
KBW Premium Yield Equity REIT Index	(1.52)%
Dow Jones U.S. Real Estate Index	10.74%
S&P 500® Index	8.05%
Fund
Net Aset Value ("NAV") Return	(1.87)%
Share Price Return	(1.55)%

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.35% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Dow Jones U.S. Real Estate Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 99 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

9

Manager's Analysis

PowerShares KBW Property & Casualty Insurance Portfolio (ticker: KBWP)

The PowerShares KBW Property & Casualty Insurance Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the KBW Property & Casualty Index (the "Index"). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index. The Index is a modified market capitalization weighted index that seeks to reflect the performance of approximately 24 property and casualty insurance companies.

The Fund began trading on December 2, 2010. For the period ended October 31, 2011, on a share price basis, the Fund returned 0.45%. On an NAV basis, the Fund returned 0.38%. During this same time period the Index returned 0.75%, the S&P 500® Insurance Index returned (0.09)% and the S&P 500® Index returned 8.05%.

For the period ended October 31, 2011, the Multi-line Insurance industry contributed most significantly to the Fund's return, followed by the Property/Casualty Insurance industry. The Reinsurance industry detracted most from the Fund's return.

Positions that contributed most significantly to return included Chubb Corp. (The), a property/casualty insurance company (10.06% of assets at October 31, 2011); and W.R. Berkley Corp., a property/casualty insurance company (4.43% of assets at October 31, 2011). Positions that detracted most significantly from return included Allstate Corp. (The), a property/casualty insurance company (8.24% of assets at October 31, 2011); and PartnerRe Ltd., a reinsurance company (3.87% of assets at October 31, 2011).

Industry Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Property/Casualty Insurance	50.5
Reinsurance	34.4
Multi-line Insurance	15.1
Money Market Fund	0.0
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Mid-Cap Value	36.0
Large-Cap Value	35.3
Small-Cap Value	12.6
Small-Cap Growth	12.2
Mid-Cap Growth	3.9

Top Ten Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Chubb Corp. (The)	10.1
Travelers Cos., Inc. (The)	9.6
Allstate Corp. (The)	8.2
Progressive Corp. (The)	7.3
W.R. Berkley Corp.	4.4
Allied World Assurance Co.
Holdings AG (Switzerland)	4.4
American Financial Group, Inc.	4.2
ProAssurance Corp.	4.1
Arch Capital Group Ltd.	4.0
Transatlantic Holdings, Inc.	3.9
Total	60.2

10

Manager's Analysis (Continued)

PowerShares KBW Property & Casualty Insurance Portfolio (ticker: KBWP)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2011
Fund Inception† Cumulative
Index
KBW Property & Casualty Index	0.75%
S&P 500® Insurance Index	(0.09)%
S&P 500® Index	8.05%
Fund
Net Aset Value ("NAV") Return	0.38%
Share Price Return	0.45%

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.35% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Insurance Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 22 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

11

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2011

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
KBWD	PowerShares KBW High Dividend Yield Financial Portfolio	12/2/10	231	163	8	1	0	0	1
KBWX	PowerShares KBW International Financial Portfolio	12/2/10	231	115	0	0	1	0	0
KBWY	PowerShares KBW Premium Yield Equity REIT Portfolio	12/2/10	231	123	2	0	0	0	1
KBWP	PowerShares KBW Property & Casualty Insurance Portfolio	12/2/10	231	118	2	2	2	0	0

12

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
KBWD	57	1	0	0	0	0
KBWX	107	6	2	0	0	0
KBWY	103	2	0	0	0	0
KBWP	92	2	4	1	2	6

13

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2011.

In pursuing its investment objective, PowerShares KBW High Dividend Yield Financial Portfolio (the "Portfolio") may invest a portion of its assets in investment companies. The Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The effect of such expenses are included in the Portfolio's total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on Number of Days in the Period	Expenses Paid During the Six-Month Period (1)
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD) Actual	$1,000.00	$953.21	0.38%	$1.87
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	0.38%	$1.94
PowerShares KBW International Financial Portfolio (KBWX) Actual	$1,000.00	$791.99	0.41%	$1.85
Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	0.41%	$2.09
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY) Actual	$1,000.00	$883.20	0.36%	$1.71
Hypothetical (5% return before expenses)	$1,000.00	$1,023.39	0.36%	$1.84
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP) Actual	$1,000.00	$934.73	0.38%	$1.85
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	0.38%	$1.94

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six month period may differ from expense ratios based on the one year data in the Financial Highlights.

14

Schedule of Investments

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Banks—15.1%
9,204	Bank of Hawaii Corp.	$388,685
15,595	Bryn Mawr Bank Corp.	286,324
12,784	City Holding Co.	420,082
40,645	CVB Financial Corp.	394,663
50,360	F.N.B. Corp.	508,133
36,811	FirstMerit Corp.	515,722
10,737	Park National Corp.	641,106
33,489	Renasant Corp.	482,911
18,406	Trustmark Corp.	407,509
		4,045,135
	Diversified Financial Services—6.6%
123,219	BGC Partners, Inc., Class A	844,050
26,842	Federated Investors, Inc., Class B	524,493
93,051	GFI Group, Inc.	401,980
		1,770,523
	Insurance—13.4%
14,316	Arthur J. Gallagher & Co.	442,364
14,316	Fidelity National Financial, Inc., Class A	221,039
17,638	Harleysville Group, Inc.	1,036,409
41,924	Maiden Holdings Ltd. (Bermuda)	341,681
8,690	Marsh & McLennan Cos., Inc.	266,088
12,526	Mercury General Corp.	542,376
11,759	Safety Insurance Group, Inc.	501,168
6,389	Willis Group Holdings PLC (Ireland)	231,985
		3,583,110
	Investment Companies—10.5%
124,496	Apollo Investment Corp.	1,030,827
55,730	Ares Capital Corp.	862,143
87,172	PennantPark Investment Corp.	934,484
		2,827,454
	REITs—48.0%
52,662	American Capital Agency Corp.	1,448,732
64,678	Annaly Capital Management, Inc.	1,089,824
167,187	Anworth Mortgage Asset Corp.	1,078,356
91,007	Capstead Mortgage Corp.	1,103,005
509,743	Chimera Investment Corp.	1,534,326
44,481	Hatteras Financial Corp.	1,143,162
27,609	Hospitality Properties Trust	663,444
89,983	Invesco Mortgage Capital, Inc.(~)	1,419,932
158,495	MFA Financial, Inc.	1,069,841
57,007	PennyMac Mortgage Investment Trust	974,820
43,714	Starwood Property Trust, Inc.	821,386
14,060	Sun Communities, Inc.	535,405
		12,882,233

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Savings & Loans—4.1%
46,015	First Niagara Financial Group, Inc.	$422,878
51,637	New York Community Bancorp, Inc.	687,288
		1,110,166
	Trucking & Leasing—2.3%
22,497	Textainer Group Holdings Ltd.	617,543
	Total Common Stocks and Other Equity Interests (Cost $27,864,480)	26,836,164
	Money Market Fund—0.7%
185,559	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $185,559)	185,559
	Total Investments (Cost $28,050,039)—100.7%	27,021,723
	Liabilities in excess of other assets—(0.7)%	(178,757)
	Net Assets—100.0%	$26,842,966

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

~  Affiliated company. The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Mortgage Capital, Inc. is considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

15

Schedule of Investments

PowerShares KBW International Financial Portfolio (KBWX)

October 31, 2011

Number of Shares		Value
	Foreign Stocks and Other Equity Interests—99.9%
	Argentina—1.7%
664	Banco Macro SA ADR	$13,313
2,056	BBVA Banco Frances SA ADR	12,768
1,877	Grupo Financiero Galicia SA ADR	15,504
1,283	IRSA Inversiones y Representaciones SA ADR	12,907
		54,492
	Australia—5.4%
1,464	Westpac Banking Corp. ADR	170,483
	Bermuda—1.7%
747	Alterra Capital Holdings Ltd.	16,195
765	Aspen Insurance Holdings Ltd.	20,265
1,062	Montpelier Re Holdings Ltd.	18,585
		55,045
	Brazil—10.0%
4,531	Banco Bradesco SA ADR	82,464
9,418	Banco Santander Brasil SA ADR	85,704
3,212	Gafisa SA ADR	23,897
6,624	Itau Unibanco Holding SA ADR	126,651
		318,716
	Canada—17.0%
1,406	Bank of Montreal	83,193
1,837	Bank of Nova Scotia	96,645
1,479	Brookfield Asset Management, Inc., Class A	42,891
785	Canadian Imperial Bank of Commerce	59,228
2,355	Manulife Financial Corp.	31,110
1,761	Royal Bank of Canada	86,148
1,388	Sun Life Financial, Inc.	35,005
1,429	Toronto-Dominion Bank (The)	107,575
		541,795
	Cayman Islands—0.6%
596	China Real Estate Information Corp. ADR*	3,546
836	CNinsure, Inc. ADR*	6,312
1,355	E-House China Holdings Ltd. ADR	10,637
		20,495
	Chile—6.6%
654	Administradora de Fondos de Pensiones Provida SA ADR	40,430
686	Banco de Chile ADR	55,628
744	Banco Santander Chile ADR	60,770
2,629	Corpbanca SA ADR	54,814
		211,642
	China—2.3%
1,814	China Life Insurance Co. Ltd. ADR	70,292
979	Xinyuan Real Estate Co. Ltd. ADR	1,821
		72,113

Number of Shares		Value
	Foreign Stocks and Other Equity Interests (Continued)
	Colombia—3.0%
1,555	Bancolombia SA ADR	$97,001
	Germany—6.6%
10,857	Allianz SE ADR	121,598
2,111	Deutsche Bank AG	87,417
		209,015
	Greece—0.4%
23,312	National Bank of Greece SA ADR*	12,621
	India—5.7%
3,505	HDFC Bank Ltd. ADR	110,968
1,896	ICICI Bank Ltd. ADR	70,456
		181,424
	Ireland—0.7%
1,369	Governor and Co. of the Bank of Ireland (The) ADR*	8,077
621	XL Group PLC	13,501
		21,578
	Japan—8.4%
22,670	Mitsubishi UFJ Financial Group, Inc. ADR	98,161
4,050	Mizuho Financial Group, Inc. ADR	11,380
7,958	Nomura Holdings, Inc. ADR	30,320
776	ORIX Corp. ADR	34,082
16,658	Sumitomo Mitsui Financial Group, Inc. ADR	92,952
		266,895
	Mexico—0.4%
858	Desarrolladora Homex SAB de CV ADR*	12,836
	Netherlands—1.8%
4,349	AEGON NV*	20,788
4,133	ING Groep NV ADR*	35,709
		56,497
	South Korea—4.7%
1,334	KB Financial Group, Inc. ADR	52,093
785	Shinhan Financial Group Co. Ltd. ADR	62,486
1,178	Woori Finance Holdings Co. Ltd. ADR	34,044
		148,623
	Spain—7.4%
14,564	Banco Bilbao Vizcaya Argentaria SA ADR	131,659
12,213	Banco Santander Brasil SA ADR	104,543
		236,202
	Switzerland—5.1%
2,966	Credit Suisse Group AG ADR	85,925
6,089	UBS AG*	76,843
		162,768

See Notes to Financial Statements.

16

Schedule of Investments (Continued)

PowerShares KBW International Financial Portfolio (KBWX)

October 31, 2011

Number of Shares		Value
	Foreign Stocks and Other Equity Interests (Continued)
	United Kingdom—7.4%
3,494	Aviva PLC ADR	$38,259
3,136	Barclays PLC ADR	39,231
1,450	HSBC Holdings PLC ADR	63,307
13,391	Lloyds Banking Group PLC ADR*	27,586
2,850	Prudential PLC ADR	58,910
1,099	Royal Bank of Scotland Group PLC ADR*	8,506
		235,799
	United States—3.0%
1,034	ACE Ltd.	74,603
346	PartnerRe Ltd.	21,528
		96,131
	Total Investments (Cost $3,523,409)—99.9%	3,182,171
	Other assets less liabilities—0.1%	2,662
	Net Assets—100.0%	$3,184,833

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

17

Schedule of Investments

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

October 31, 2011

Number of Shares		Value
	Real Estate Investment Trust, Common Stocks and Other Equity Interests—100.0%
	Diversified—15.8%
17,346	Duke Realty Corp.	$213,009
5,655	Entertainment Properties Trust	253,344
32,047	Lexington Realty Trust	251,890
6,318	Washington Real Estate Investment Trust	182,969
23,027	Winthrop Realty Trust	208,394
		1,109,606
	Health Care—30.3%
77,823	Cogdell Spencer, Inc.	314,405
4,840	HCP, Inc.	192,874
3,764	Health Care REIT, Inc.	198,325
13,329	Healthcare Realty Trust, Inc.	251,785
7,396	LTC Properties, Inc.	209,751
25,415	Medical Properties Trust, Inc.	256,692
4,034	National Health Investors, Inc.	180,279
16,133	OMEGA Healthcare Investors, Inc.	286,522
6,194	Universal Health Realty Income Trust	235,186
		2,125,819
	Hotels—3.8%
11,177	Hospitality Properties Trust	268,583
	Manufactured Homes—3.1%
5,656	Sun Communities, Inc.	215,380
	Office Property—14.3%
24,375	Brandywine Realty Trust	222,056
16,965	CommonWealth REIT	328,273
11,429	Government Properties Income Trust	268,925
6,588	Mack-Cali Realty Corp.	184,859
		1,004,113
	Shopping Centers—11.9%
9,818	Equity One, Inc.	168,379
30,834	Inland Real Estate Corp.	231,255
23,028	Ramco-Gershenson Properties Trust	222,220
11,852	Urstadt Biddle Properties, Inc., Class A	211,440
		833,294
	Single Tenant—11.6%
12,235	Agree Realty Corp.	292,539
20,464	Getty Realty Corp.	326,196
6,991	National Retail Properties, Inc.	190,505
		809,240

Number of Shares		Value
	Real Estate Investment Trust, Common Stocks and Other Equity Interests (Continued)
	Warehouse/Industrial—9.2%
45,517	DCT Industrial Trust, Inc.	$225,764
4,168	EastGroup Properties, Inc.	181,766
16,832	First Potomac Realty Trust	239,183
		646,713
	Total Common Stocks and Other Equity Interests (Cost $7,654,665)	7,012,748
	Money Market Fund—0.2%
15,345	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $15,345)	15,345
	Total Investments (Cost $7,670,010)—100.2%	7,028,093
	Liabilities in excess of other assets—(0.2)%	(16,328)
	Net Assets—100.0%	$7,011,765

Investment Abbreviations:

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

18

Schedule of Investments

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

October 31, 2011

Number of Shares		Value
	Common Stocks—100.0%
	Multi-line Insurance—15.1%
11,656	Allstate Corp. (The)	$307,019
4,348	American Financial Group, Inc.	155,789
3,774	Kemper Corp.	101,483
		564,291
	Property/Casualty Insurance—50.5%
4,122	Arch Capital Group Ltd.*	148,268
5,588	Chubb Corp. (The)	374,676
2,789	Hanover Insurance Group, Inc. (The)	106,428
4,093	HCC Insurance Holdings, Inc.	108,915
2,141	Mercury General Corp.	92,705
1,976	ProAssurance Corp.	151,263
14,337	Progressive Corp. (The)	272,546
451	RLI Corp.	31,723
4,310	Selective Insurance Group, Inc.	69,089
6,153	Travelers Cos., Inc. (The)	359,028
4,742	W.R. Berkley Corp.	165,069
		1,879,710
	Reinsurance—34.4%
2,823	Allied World Assurance Co. Holdings AG (Switzerland)	164,016
4,479	Aspen Insurance Holdings Ltd. (Bermuda)	118,649
4,658	Axis Capital Holdings Ltd. (Bermuda)	146,028
3,529	Endurance Specialty Holdings Ltd. (Bermuda)	131,279
5,549	Montpelier Re Holdings Ltd. (Bermuda)	97,108
2,315	PartnerRe Ltd.	144,039
3,014	Platinum Underwriters Holdings Ltd. (Bermuda)	104,375
2,117	RenaissanceRe Holdings Ltd. (Bermuda)	144,210
2,823	Transatlantic Holdings, Inc.	146,909
3,098	Validus Holdings Ltd.	84,761
		1,281,374
	Total Common Stocks (Cost $3,856,834)	3,725,375
	Money Market Fund—0.0%
718	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $718)	718
	Total Investments (Cost $3,857,552)—100.0%	3,726,093
	Liabilities in excess of other assets—(0.0)%	(1,046)
	Net Assets—100.0%	$3,725,047

Notes to Schedule of Investments:

This Fund has holdings greater than 10% of net assets in the following country:

Bermuda	19.9%

*  Non-income producing security.

See Notes to Financial Statements.

19

Statements of Assets and Liabilities

October 31, 2011

	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW International Financial Portfolio (KBWX)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)
ASSETS:
Unaffiliated investments, at value	$25,601,791	$3,182,171	$7,028,093	$3,726,093
Affiliated investments, at value (Note 4)	1,419,932	—	—	—
Total investments, at value	27,021,723	3,182,171	7,028,093	3,726,093
Receivables:
Shares sold	3,406,840	—	—	—
Dividends	11,796	6,464	31,323	—
Foreign tax reclaims	—	379	—	—
Total Assets	30,440,359	3,189,014	7,059,416	3,726,093
LIABILITIES:
Due to custodian	184,347	3,149	35,292	—
Payables:
Investments purchased	3,407,013	—	10,415	—
Accrued unitary management fees	6,033	1,032	1,944	1,046
Total Liabilities	3,597,393	4,181	47,651	1,046
NET ASSETS	$26,842,966	$3,184,833	$7,011,765	$3,725,047
NET ASSETS CONSIST OF:
Shares of beneficial interest	$27,914,712	$3,547,750	$7,740,860	$3,859,053
Undistributed net investment income	—	11,636	—	11,198
Undistributed net realized gain (loss)	(43,430)	(33,315)	(87,178)	(13,745)
Net unrealized appreciation (depreciation)	(1,028,316)	(341,238)	(641,917)	(131,459)
Net Assets	$26,842,966	$3,184,833	$7,011,765	$3,725,047
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,200,000	150,000	300,000	150,000
Net asset value	$22.37	$21.23	$23.37	$24.83
Share price	$22.43	$21.24	$23.40	$24.84
Unaffiliated investments, at cost	$26,336,792	$3,523,409	$7,670,010	$3,857,552
Affiliated investments, at cost	$1,713,247	$—	$—	$—
Total investments, at cost	$28,050,039	$3,523,409	$7,670,010	$3,857,552

See Notes to Financial Statements.

20

Statements of Operations

For the Period November 29, 2010* through October 31, 2011

	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW International Financial Portfolio (KBWX)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)
INVESTMENT INCOME:
Unaffiliated dividend income	$1,002,319	$75,911	$234,714	$80,703
Affiliated dividend income (Note 4)	114,419	—	—	—
Foreign withholding tax	—	(7,667)	—	—
Total Income	1,116,738	68,244	234,714	80,703
EXPENSES:
Unitary management fees	41,079	9,606	16,772	10,273
Other expenses	2,502	118	485	717
Total Expenses	43,581	9,724	17,257	10,990
Net Investment Income	1,073,157	58,520	217,457	69,713
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Unaffiliated investments	80,851	(33,315)	(87,178)	(13,745)
Affiliated investments (Note 4)	(6,714)	—	—	—
In-kind redemptions	16,151	2,387	4,292	110,094
Net realized gain (loss)	90,288	(30,928)	(82,886)	96,349
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(735,001)	(341,238)	(641,917)	(131,459)
Affiliated investments (Note 4)	(293,315)	—	—	—
Net unrealized appreciation (depreciation)	(1,028,316)	(341,238)	(641,917)	(131,459)
Net realized and unrealized gain (loss)	(938,028)	(372,166)	(724,803)	(35,110)
Net increase (decrease) in net assets resulting from operations	$135,129	$(313,646)	$(507,346)	$34,603

*  Commencement of Investment Operations.

See Notes to Financial Statements.

21

Statements of Changes in Net Assets

For the Period November 29, 2010* through October 31, 2011

	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW International Financial Portfolio (KBWX)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)
OPERATIONS:
Net investment income	$1,073,157	$58,520	$217,457	$69,713
Net realized gain (loss)	90,288	(30,928)	(82,886)	96,349
Net unrealized appreciation (depreciation)	(1,028,316)	(341,238)	(641,917)	(131,459)
Net increase (decrease) in net assets resulting from operations	135,129	(313,646)	(507,346)	34,603
Undistributed net investment income (loss) included in the price of units issued and redeemed	(2,470)	4,927	1,448	(2,753)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,193,226)	(47,001)	(217,941)	(59,232)
Return of capital	—	—	(62,420)	—
Total distributions to shareholders	(1,193,226)	(47,001)	(280,361)	(59,232)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	29,114,305	4,814,031	9,033,763	7,568,453
Value of shares repurchased	(1,213,242)	(1,268,551)	(1,234,291)	(3,818,777)
Net income (loss) equalization	2,470	(4,927)	(1,448)	2,753
Net increase in net assets resulting from shares transactions	27,903,533	3,540,553	7,798,024	3,752,429
Increase in Net Assets	26,842,966	3,184,833	7,011,765	3,725,047
NET ASSETS:
Beginning of period	—	—	—	—
End of period	$26,842,966	$3,184,833	$7,011,765	$3,725,047
Undistributed net investment income at end of period	$—	$11,636	$—	$11,198
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,250,000	200,000	350,000	300,000
Shares repurchased	(50,000)	(50,000)	(50,000)	(150,000)
Shares outstanding, beginning of period	—	—	—	—
Shares outstanding, end of period	1,200,000	150,000	300,000	150,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

22

Financial Highlights

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

	For the Period November 29, 2010* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.51
Net investment income**	1.91
Net realized and unrealized gain (loss) on investments	(0.82)
Total from investment operations	1.09
Distributions to shareholders from:
Net investment income	(2.23)
Net asset value at end of period	$22.37
Share price at end of period***	$22.43
NET ASSET VALUE, TOTAL RETURN****	4.64	%(a)
SHARE PRICE TOTAL RETURN****	4.92	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$26,843
Ratio to average net assets of:
Expenses>	0.37	%†
Net investment income	9.14	%†
Portfolio turnover rate ††	33%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(b)

PowerShares KBW International Financial Portfolio (KBWX)

	For the Period November 29, 2010* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.70
Net investment income**	0.54
Net realized and unrealized gain (loss) on investments	(3.57)
Total from investment operations	(3.03)
Distributions to shareholders from:
Net investment income	(0.44)
Net asset value at end of period	$21.23
Share price at end of period***	$21.24
NET ASSET VALUE, TOTAL RETURN****	(12.45	)%(c)
SHARE PRICE TOTAL RETURN****	(12.41	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,185
Ratio to average net assets of:
Expenses	0.40	%†
Net investment income	2.44	%†
Portfolio turnover rate ††	8%
Undistributed net investment income included in price of units issued and redeemed**#	$0.05

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies expenses are not expenses that are incurred directly by your Fund. They are expenses, that are incurred directly by the investment companies and are deducted from the value of the funds your Fund invests in. The effect of the estimated investment companies expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (December 2, 2010, first day of trading on the Exchange) to October 31, 2011 was 2.97%. The share price total return from Fund Inception to October 31, 2011 was 3.38%.

(b)  Amount represents less than $0.005.

(c)  The net asset value total return from Fund Inception (December 2, 2010, first day of trading on the Exchange) to October 31, 2011 was (15.50)%. The share price total return from Fund Inception to October 31, 2011 was (15.40)%.

See Notes to Financial Statements.

23

Financial Highlights (Continued)

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

	For the Period November 29, 2010* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.96
Net investment income**	1.01
Net realized and unrealized gain (loss) on investments	(1.27)
Total from investment operations	(0.26)
Distributions to shareholders from:
Net investment income	(1.03)
Return of capital	(0.30)
Total distributions	(1.33)
Net asset value at end of period	$23.37
Share price at end of period***	$23.40
NET ASSET VALUE, TOTAL RETURN****	(1.20	)%(a)
SHARE PRICE TOTAL RETURN****	(1.08	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$7,012
Ratio to average net assets of:
Expenses	0.36	%†
Net investment income	4.54	%†
Portfolio turnover rate ††	36%
Undistributed net investment income included in price of units issued and redeemed**#	$0.01

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

	For the Period November 29, 2010* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.75
Net investment income**	0.54
Net realized and unrealized gain on investments	0.04
Total from investment operations	0.58
Distributions to shareholders from:
Net investment income	(0.50)
Net asset value at end of period	$24.83
Share price at end of period***	$24.84
NET ASSET VALUE, TOTAL RETURN****	2.36	%(b)
SHARE PRICE TOTAL RETURN****	2.41	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,725
Ratio to average net assets of:
Expenses	0.37	%†
Net investment income	2.38	%†
Portfolio turnover rate ††	4%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (December 2, 2010, first day of trading on the Exchange) to October 31, 2011 was (1.87)%. The share price total return from Fund inception to October 31, 2011 was (1.55)%.

(b)  The net asset value total return from Fund Inception (December 2, 2010, first day of trading on the Exchange) to October 31, 2011 was 0.38%. The share price total return from Fund Inception to October 31, 2011 was 0.45%.

See Notes to Financial Statements.

24

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2011, the Trust offered fifty portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	"KBW High Dividend Yield Financial Portfolio"

PowerShares KBW International Financial Portfolio (KBWX)	"KBW International Financial Portfolio"

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	"KBW Premium Yield Equity REIT Portfolio"

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	"KBW Property & Casualty Insurance Portfolio"

Each portfolio (the "Fund" and collectively the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca").

The Funds' market prices may differ to some degree from the net asset value ("NAV") of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the following indices (each, an "Underlying Index"):

Fund	Index
KBW High Dividend Yield Financial Portfolio	KBW Financial Sector Dividend Yield Index

KBW International Financial Portfolio	KBW Global ex-U.S. Financial Sector Index

KBW Premium Yield Equity REIT Portfolio	KBW Premium Yield Equity REIT Index

KBW Property & Casualty Insurance Portfolio	KBW Property & Casualty Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

25

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities with a demand feature exercisable with one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and

26

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Replication Management Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily sell a security unless that security is removed from its respective Underlying Index.

Non-Diversified Fund Risk. Each Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them be more sensitive to changing market conditions.

Equity Securities Risk. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

High Dividend Yield Securities Risk. The KBW High Dividend Yield Financial Portfolio's and the KBW Premium Yield Equity REIT Portfolio's investments in high yielding, dividend paying securities, at times, may be out of favor and underperform other market segments (e.g., growth stocks).

REIT Risk. The KBW High Dividend Yield Financial Portfolio's and the KBW Premium Yield Equity REIT Portfolio's investments in securities of real estate companies involve risks. Although the Funds will not invest in real estate directly, the REITs in which the Funds will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack

27

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Financial Sector Risk. The KBW High Dividend Yield Financial Portfolio's and KBW International Financial Portfolio's investments in securities of the financial sector involve risks. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Risk of Investing in BDCs. The KBW High Dividend Yield Financial Portfolio's investments in business development companies ("BDCs") involve risks. The 1940 Act imposes certain restraints upon the operations of a BDC. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. The limitations on a BDC's asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies which involve greater risk than well-established publicly-traded companies. To the extent that the Fund invests a portion of its assets in BDCs, a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the BDCs.

Foreign Institutions Risk. For KBW International Financial Portfolio, foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

Property and Casualty Insurance Industry Risk. The KBW Property & Casualty Insurance Portfolio's investments in securities of property and casualty insurance companies involve risks. Property and casualty insurance companies can be significantly affected by many factors, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law. In addition, different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as natural disasters and terrorist acts.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

28

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, expenses of the investment companies that are paid indirectly as a result of share ownership of the investment companies in which KBW High Dividend Yield Financial Portfolio invests and other extraordinary expenses.

Expenses included in each of the accompanying financial statements, reflect the expenses of each Fund and do not include any expenses of the investment companies in which it invests. The effects of the investment companies' expenses are included in the realized and unrealized gain/loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly for the KBW International Financial Portfolio and KBW Property & Casualty Insurance Portfolio, and monthly for the KBW Premium Yield Equity REIT Portfolio and KBW High Dividend Yield Financial Portfolio and records such dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Equalization

All of the Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per Share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital Shares. Equalization is calculated on a per Share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital Shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of

29

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Changes in Net Assets as undistributed net investment income (loss) included in the price of capital Shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, expenses of the investment companies that are paid indirectly as a result of share ownership of the investment companies in which the Funds invest, if any and other extraordinary expenses. Each Fund (except for the KBW International Financial Portfolio) has agreed to pay the Adviser an annual unitary management fee of 0.35% of the Fund's average daily net assets. The KBW International Financial Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.40% of the Fund's average daily net assets.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Keefe, Bruyette & Woods, Inc. (the "Licensor"). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Fund's Adviser is a subsidiary of Invesco Ltd. and, therefore Invesco Mortgage Capital, Inc. is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from the investment in Invesco Mortgage Capital, Inc. for the fiscal year ended October 31, 2011.

KBW High Dividend Yield Financial Portfolio

	Value 11/29/10	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/11	Dividend Income
Invesco Mortgage Capital, Inc.	$—	$1,784,225	$(64,264)	$(293,315)	$(6,714)	$1,419,932	$114,419

30

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2011, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

With respect to each Fund, during the period November 29, 2010 to October 31, 2011, there were no significant transfers between investment levels.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period November 29, 2010 to October 31, 2011:

	2011
	Ordinary Income	Return of Capital
KBW High Dividend Yield Financial Portfolio	$1,193,226	$—
KBW International Financial Portfolio	47,001	—
KBW Premium Yield Equity REIT Portfolio	217,941	62,420
KBW Property & Casualty Insurance Portfolio	59,232	—

31

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Tax Components of Net Assets at Fiscal Period-End:

	Undistributed Ordinary Income	Undistributed Long Term Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
KBW High Dividend Yield Financial Portfolio	$164,335	$2,858	$(1,238,939)	$—	$27,914,712	$26,842,966
KBW International Financial Portfolio	11,636	—	(363,721)	(10,832)	3,547,750	3,184,833
KBW Premium Yield Equity REIT Portfolio	—	—	(685,737)	(43,358)	7,740,860	7,011,765
KBW Property & Casualty Insurance Portfolio	11,198	—	(134,269)	(10,935)	3,859,053	3,725,047

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds had capital loss carryforward amounts as of October 31, 2011, which expire on October 31 of each year listed below:

	2019	Total*
KBW High Dividend Yield Financial Portfolio	$—	$—
KBW International Financial Portfolio	10,832	10,832
KBW Premium Yield Equity REIT Portfolio	43,358	43,358
KBW Property & Casualty Insurance Portfolio	10,935	10,935

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required be the Internal Revenue Code.

Note 7. Investment Transactions

For the period November 29, 2010 to October 31, 2011, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
KBW High Dividend Yield Financial Portfolio	$4,356,868	$4,432,077
KBW International Financial Portfolio	240,844	224,015
KBW Premium Yield Equity REIT Portfolio	1,924,944	1,895,116
KBW Property & Casualty Insurance Portfolio	196,771	160,812

32

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

For the period November 29, 2010 to October 31, 2011, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
KBW High Dividend Yield Financial Portfolio	$28,175,306	$325,905
KBW International Financial Portfolio	3,575,475	37,967
KBW Premium Yield Equity REIT Portfolio	7,947,580	239,857
KBW Property & Casualty Insurance Portfolio	6,436,792	2,712,266

Gains and (losses) on in-kind transactions are generally not considered taxable gains and (losses) for Federal income tax purposes.

At October 31, 2011, the aggregate costs and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
KBW High Dividend Yield Financial Portfolio	$28,260,662	$(1,238,939)	$571,768	$(1,810,707)
KBW International Financial Portfolio	3,545,892	(363,721)	52,403	(416,124)
KBW Premium Yield Equity REIT Portfolio	7,713,830	(685,737)	106,466	(792,203)
KBW Property & Casualty Insurance Portfolio	3,860,362	(134,269)	140,022	(274,291)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distribution reclassifications, excise taxes paid and utilization of book equalization, on October 31, 2011, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the period November 29, 2010 to October 31, 2011, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
KBW High Dividend Yield Financial Portfolio	$122,539	$(133,718)	$11,179
KBW International Financial Portfolio	(4,810)	(2,387)	7,197
KBW Premium Yield Equity REIT Portfolio	(964)	(4,292)	5,256
KBW Property & Casualty Insurance Portfolio	3,470	(110,094)	106,624

33

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 9. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as result of the unitary management fee, pays for such compensation. The Non-Independent Trustees of the Trust do not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Transactions in capital shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Trust") at October 31, 2011, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the period November 29, 2010 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 27, 2011

35

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for the period November 29, 2010 to October 31, 2011:

Federal Income Tax Information

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
KBW High Dividend Yield Financial Portfolio	55%	55%
KBW International Financial Portfolio	100%	0%
KBW Premium Yield Equity REIT Portfolio	1%	1%
KBW Property & Casualty Insurance Portfolio	100%	79%

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Foreign Source Income	Foreign Taxes
KBW International Financial Portfolio	75,910	7,667

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

36

Trustees and Officers

The Independent Trustees, the Trustees who are affiliated with the Adviser (the "Non-Independent Trustees") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

The Trustees and officers information is current as of October 31, 2011.

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	112	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008); Director of Open Architecture and Trading (2007-2008); Head of Fundamental Research (2004-2007); and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

37

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	112	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

38

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

39

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and other directorships, if any, held by the Trustees are shown below:

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consists of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

40

Trustees and Officers (Continued)

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees
Kevin M. Carome (55) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

41

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. In the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicago land area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (54) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) (2000-2006)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

42

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Todd Spillane (52) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc. – registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly, Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc. – registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

43

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010). Associate Counsel at Barclays Global Investors Ltd. (2004-2006)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at 800.983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

44

PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2011 Invesco PowerShares Capital Management LLC  P-KBW-AR-1

2011 Annual Report to Shareholders

October 31, 2011

PowerShares Senior Loan Portfolio (BKLN)

The Market Environment	3

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	6

Fees and Expenses	8

Schedule of Investments

PowerShares Senior Loan Portfolio (BKLN)	9

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Statement of Cash Flows	17

Financial Highlights	18

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	29

Tax Information	30

Trustees and Officers	31

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The Market Environment

Global Fixed Income:

Global financial markets were unsettled and volatile during the fiscal year as investors assessed and reacted to the economic implications of several systemic shocks, including the Japanese earthquake disaster, the Arab Spring, and a reinvigorated Eurozone sovereign debt crisis. Even so, the global investment grade bond market, as measured by the Barclays Capital Global Aggregate ex. US Index, generated a positive total return for the 12 months ended October 31, 2011.

During the early part of the fiscal year, interest rates trended higher across the globe. In the developed west, economies appeared to be on the mend and GDP growth prospects, although low, were improving. In Europe, growing uncertainties about Greece and other European countries' solvency led to higher yields for certain countries and a growing divergence of borrowing costs across the Eurozone. Emerging market economies, especially in the Asia/Pacific region, rebounded particularly well following the global financial crisis, and their currencies attracted global capital flows, sparking some concerns of inflation, asset pricing bubbles and overheating economies. During the latter part of the fiscal year, the European sovereign debt crisis and related concerns about financial sector stability dominated news headlines, leading to periods of extreme risk aversion, wider credit spreads, and subsequently higher demand for the perceived safe havens of U.S. Treasuries and German Bunds. This demand, despite the Standard & Poor ("S&P") credit rating downgrade of the U.S., led to concerns over the future of the Euro, and diminishing forecasts for economic growth across key developed and emerging markets. Central banks activities mirrored the differences across regions of the globe during the year. Monetary tightening occurred across many markets where signs of inflation began to appear. In contrast, the U.S., Japan, and the Eurozone maintained key lending rates at or near historic lows as below target economic growth persisted and inflation was less of a concern.

3

Manager's Analysis

PowerShares Senior Loan Portfolio (ticker: BKLN)

The PowerShares Senior Loan Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P/LSTA U.S. Leveraged Loan 100 Index (the "Index"). The Fund will normally invest at least 80% of its total assets in the component securities that comprise the Index. The Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

The Fund began trading on March 3, 2011. For the period ended October 31, 2011, on a share price basis, the Fund returned (1.84)%. On an NAV basis, the Fund returned (1.16)%. During this same time period the Index returned (1.17)% and the Barclays Capital U.S. Aggregate Index returned 6.37%. The senior loan market sold off in August 2011 over fears of heightened credit risk in the midst of weak economic growth. Economic concerns notwithstanding, the trailing 12-month default rate for October remained near historic lows at 0.32%. During the period, 3-Month LIBOR, the floating rate to which many senior loans are linked, fell from 31 basis points to 25 basis points during the summer months, before climbing back to 43 basis points by the end of October.

Credit Quality Rating Breakdown*

(% of the Fund's Net Assets) as of

October 31, 2011

Baa3	4.4
Ba3	24.0
Ba2	8.9
Ba1	6.4
B3	4.4
B2	13.5
B1	27.6
Caa2	0.4
Caa1	2.4
Not Rating	4.5
Closed-End Funds	3.1
Money Market Fund	3.9
Liabilities in excess of other assets	(3.5)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Tribune Co., 6/4/14, Term Loan B	2.7
Springleaf Financial Corp., 5.500%, 5/10/17, Term Loan	2.1
First Data Corp., 4.245%, 3/23/18, Term Loan	2.0
Intelsat Jackson Holdings S.A.,
5.250%, 4/2/18, Term Loan B	1.9
Clear Channel Communications, Inc., 3.896%, 1/28/16, Term Loan B	1.9
Texas Competitive Electric Holdings Co. LLC
3.760%, 10/10/14, Term Loan	1.7
Charter Communications Operating, LLC 3.620%, 9/6/16, Extended Term Loan C	1.7
Texas Competitive Electric Holdings Co. LLC
4.760%, 10/10/17, Extended Term Loan	1.7
CHS/Community Health Systems, Inc., 2.569%, 7/25/14, Term Loan	1.5
Caesars Entertainment Operating Co., Inc.
3.360%, 1/28/15, Term Loan B2	1.5
Total	18.7

* Source: Moody's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. "Non-Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody's rating methodology, please visit moodys.com and select "Rating Methodologies" under Research and Ratings on the homepage.

4

Manager's Analysis (Continued)

PowerShares Senior Loan Portfolio (ticker: BKLN)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2011
Fund Inception† Cumulative
Index
S&P/LSTA U.S. Leveraged Loan 100 Index	(1.17)%
S&P/LSTA Leveraged Loan Index	(0.91)%
Barclays Capital U.S. Aggregate Index	6.37%
Fund
Net Asset Value ("NAV") Return	(1.16)%
Share Price Return	(1.84)%

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the total annual Fund Operating expenses ratio of 0.83% includes the unitary management fee of 0.75% (0.65% after fee waiver) and estimated acquired fund fees and expenses of 0.18%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P/LSTA Leveraged Loan Index, S&P/LSTA U.S. Leveraged Loan 100 Index and Barclays Capital U.S. Aggregate Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 100, 100 and 7,833 loans, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

5

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2011

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
BKLN	PowerShares Senior Loan Portfolio	3/3/11	169	10	32	79	1	0	0

6

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
BKLN	18	19	8	2	0	0

7

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month (or shorter) period ended October 31, 2011.

In pursuing its investment objective, PowerShares Senior Loan Portfolio (the "Portfolio") may invest a portion of its assets in investment companies. The Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The effects of the investment companies' expenses are included in the Portfolio's total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Senior Loan Portfolio (BKLN) Actual	$1,000.00	$978.11	0.65%	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six month period may differ from expense ratios based on the one year data in the Financial Highlights.

8

Schedule of Investments

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans–91.8%(a)(b)
	Advertising—1.2%
$984,382	Getty Images, Inc., Term Loan	5.250%	11/07/16	$987,049
993,744	Visant Corp. Term Loan B	5.250	12/22/16	945,920
				1,932,969
	Aerospace/Defense—1.3%
	Hawker Beechcraft Acquisition Co. LLC
55,300	Syntheic Letter of Credit	2.369	03/26/14	41,285
894,277	Term Loan	2.369	03/26/14	667,636
1,489,994	TransDigm, Inc., Term Loan	4.000	02/14/17	1,488,593
				2,197,514
	Airlines—2.0%
1,246,875	Delta Air Lines, Inc., Term Loan B	5.500	04/20/17	1,217,785
1,240,839	United Air Lines, Inc., Term Loan B	2.250	02/03/14	1,203,614
1,042,361	US Airways Group, Inc., Term Loan	2.746	03/21/14	905,812
				3,327,211
	Auto Manufacturers—1.5%
2,693,250	Chrysler Group LLC, Term Loan B	6.000	05/24/17	2,538,388
	Auto Parts & Equipment—2.9%
2,427,170	Allison Transmission, Inc., Term Loan	2.750	08/07/14	2,354,962
1,509,051	Federal-Mogul Corp., Term Loan B	2.178	12/29/14	1,429,509
1,000,000	Goodyear Tire & Rubber Co. (The), Term Loan	1.930	04/30/14	989,375
				4,773,846
	Building Materials—0.9%
1,448,752	Goodman Global, Inc., Term Loan	5.750	10/28/16	1,450,788
	Chemicals—2.9%
1,250,000	Ashland, Inc., Term Loan B	3.750	08/23/18	1,256,462
994,962	Celanese Holdings, LLC, Extended Term Loan C	3.122	10/31/16	999,624
1,166,181	Styron, LLC, Term Loan	6.000	08/02/17	1,070,263
1,486,237	Univar, Inc., Term B Loan	5.000	06/30/17	1,458,742
				4,785,091
	Coal—0.7%
1,168,356	Walter Energy, Inc., Term Loan B	4.000	04/02/18	1,168,175
	Commercial Services—4.1%
	ARAMARK Corp.
1,079,037	Extended Term Loan B	3.619	07/26/16	1,068,786
70,962	Letter of Credit 2	3.496	07/26/16	70,288
1,092,256	Hertz Corp. (The), Term Loan B	3.750	03/09/18	1,087,308
997,494	Interactive Data Corp., Term Loan B	4.500	02/12/18	994,167
1,496,250	Kar Auction Services, Inc., Term Loan B	5.000	05/19/17	1,493,901
	ServiceMaster Co. (The)
45,048	Delay Draw Term Loan	2.750	07/24/14	43,246
2,190,687	Term Loan B	2.760	07/24/14	2,103,059
				6,860,755

See Notes to Financial Statements.

9

Schedule of Investments (Continued)

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (Continued)
	Computers—2.2%
	SunGard Data Systems, Inc.
$2,000,000	Term Loan A	1.990%	02/28/14	$1,968,500
1,600,000	Term Loan B	3.900	02/26/16	1,588,664
				3,557,164
	Diversified Financial Services—3.5%
1,372,531	Pinafore, LLC, Term Loan B1	4.250	09/29/16	1,373,176
997,876	Pinnacle Foods Finance, LLC, Term Loan	2.770	04/02/14	984,784
3,750,000	Springleaf Financial Corp., Term Loan	5.500	05/10/17	3,449,344
				5,807,304
	Electric—4.4%
1,750,000	NRG Energy, Inc., Term Loan	4.000	07/02/18	1,753,281
	Texas Competitive Electric Holdings Co. LLC
4,053,410	Extended Term Loan	4.760	10/10/17	2,765,824
3,797,680	Term Loan	3.760	10/10/14	2,842,982
				7,362,087
	Entertainment—0.6%
1,023,529	Cedar Fair L.P., Term Loan 1	4.000	12/15/17	1,025,018
	Food—2.3%
2,493,750	Del Monte Foods Co., Term Loan	4.500	03/08/18	2,429,324
1,487,040	U.S. Foodservice, Term Loan	2.750	07/03/14	1,383,564
				3,812,888
	Healthcare - Products—2.7%
993,550	Bausch & Lomb, Inc., Term Loan	3.590	04/26/15	985,686
1,985,768	Biomet, Inc., Term Loan	3.320	03/25/15	1,961,264
1,740,542	Carestream Health, Inc., Term Loan	5.000	02/25/17	1,572,649
				4,519,599
	Healthcare - Services—10.5%
	CHS/Community Health Systems, Inc.
97,133	Delay Draw Term Loan	2.569	07/25/14	94,483
1,491,215	Extended Term Loan	3.819	01/25/17	1,451,452
2,638,879	Term Loan	2.569	07/25/14	2,566,904
1,540,862	DaVita, Inc., Term Loan B	4.500	10/20/16	1,538,936
1,492,105	Fresenius Medical Care Holdings, Inc., Term Loan B (Germany)	1.744	03/31/13	1,482,511
1,496,160	Golden Gate National Senior Care LLC, Term Loan	5.000	05/04/18	1,365,994
	HCA, Inc.
1,500,000	Term Loan B1	2.619	11/18/13	1,478,625
1,750,000	Term Loan B2	3.619	03/31/17	1,701,875
2,000,000	Term Loan B3	3.619	05/01/18	1,938,610
2,483,353	Health Management Associates, Inc., Term Loan B	2.119	02/28/14	2,476,363
1,246,592	Universal Health Services, Inc., Term Loan B	4.000	11/15/16	1,247,764
				17,343,517
	Household Products/Wares—0.4%
696,500	Reynolds Group Holdings, Inc., Term Loan B	6.500	02/09/18	693,888
	Insurance—1.2%
2,000,000	Asurion Corp., Term Loan	5.500	05/24/18	1,976,880

See Notes to Financial Statements.

10

Schedule of Investments (Continued)

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (Continued)
	Leisure Time—1.5%
$2,841,169	Sabre, Inc., Term Loan	2.300%	09/30/14	$2,500,229
	Lodging—3.1%
	Caesars Entertainment Operating Co., Inc.
1,050,000	Term Loan B1	3.418	01/28/15	926,846
2,900,000	Term Loan B2	3.360	01/28/15	2,559,859
545,517	Term Loan B3	3.420	01/28/15	481,533
	Las Vegas Sands, LLC
124,881	Extended Delay Draw Term Loan I	2.840	11/23/16	120,718
1,117,572	Extended Term Loan B	2.840	11/23/16	1,080,324
				5,169,280
	Media—14.5%
2,731,889	Cengage Learning Acquisitions, Inc., Term Loan	2.500	07/03/14	2,373,902
1,489,590	Cequel Communications, LLC, Term Loan	2.241	11/05/13	1,465,906
	Charter Communications Operating, LLC
2,833,434	Extended Term Loan C	3.620	09/06/16	2,817,241
34,059	Term Loan B1	2.250	03/06/14	33,882
3,950,000	Clear Channel Communications, Inc., Term Loan B	3.896	01/28/16	3,108,966
	CSC Holdings, Inc
1,787,132	Extended Term Loan B2	3.490	03/29/16	1,774,685
994,949	Extended Term Loan B3	3.240	03/29/16	986,990
	Nielsen Finance, LLC
1,322,434	Term Loan A	2.242	08/09/13	1,316,099
1,315,003	Term Loan C	3.492	05/02/16	1,302,267
2,031,022	SuperMedia, Inc., Term Loan	11.000	12/31/15	911,055
7,000,000	Tribune Co., Term Loan B(c)(d)	—	06/04/14	4,449,865
1,493,747	TWCC Holding Corp., Term Loan B	4.250	02/13/17	1,499,819
2,216,430	Univision Communications, Inc., Extended Term Loan	4.496	03/31/17	2,021,695
				24,062,372
	Mining—0.8%
1,246,859	Novelis, Inc., Term Loan B	3.750	03/10/17	1,240,625
	Miscellaneous Manufacturing—0.8%
1,517,739	Harland Clarke Holdings, Corp., Term Loan B	2.760	06/30/14	1,287,369
	Oil & Gas Services—1.5%
1,246,762	CCS, Inc., Term Loan (Canada)	3.369	11/14/14	1,140,787
1,413,807	Frac Tech International LLC, Term Loan	6.250	05/06/16	1,408,505
				2,549,292
	Pharmaceuticals—1.5%
1,591,228	NBTY, Inc., Term Loan B1	4.250	10/02/17	1,590,234
833,918	Warner Chilcott Corp., Term Loan A	3.750	03/17/16	823,840
				2,414,074
	Real Estate—1.6%
1,231,258	Capital Automotive LP, Term Loan B	5.000	03/10/17	1,213,559
	Realogy Corp.
1,554,054	Extended Term Loan B	4.522	10/10/16	1,359,362
145,012	Syntheic Letter of Credit	4.489	10/10/13	126,844
				2,699,765

See Notes to Financial Statements.

11

Schedule of Investments (Continued)

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (Continued)
	REITS—1.5%
	iStar Financial, Inc.
$1,018,592	Term Loan A1	5.000%	06/28/13	$1,013,713
1,500,000	Term Loan A2	7.000	06/30/14	1,464,690
				2,478,403
	Retail—4.6%
1,246,859	Burger King Corp., Term Loan B	4.500	10/19/16	1,241,093
1,180,543	Claire's Stores, Inc., Term Loan B	3.030	05/29/14	1,045,524
1,000,000	Dollar General Corp., Term Loan B1	3.030	07/07/14	1,000,175
995,000	J Crew Group, Inc., Term Loan	4.750	03/07/18	937,648
750,000	Michaels Stores, Inc., Term Loan B1	2.660	10/31/13	735,682
1,750,000	Neiman Marcus Group, Inc. (The), Term Loan	4.750	05/16/18	1,708,989
990,000	Petco Animal Supplies, Inc., Term Loan	4.500	11/24/17	979,605
				7,648,716
	Semiconductors—1.8%
1,885,562	Freescale Semiconductor, Inc., Extended Term Loan	4.489	12/01/16	1,818,624
1,150,000	Sensata Technologies BV, Term Loan B	4.000	05/11/18	1,147,844
				2,966,468
	Software—6.5%
1,246,851	Fidelity National Information Services, Inc., Term Loan B	5.250	07/18/16	1,255,891
	First Data Corp.
3,750,000	Term Loan	4.245	03/23/18	3,247,762
1,924,116	Term Loan B1	2.995	09/24/14	1,786,763
1,860,960	Term Loan B2	2.995	09/24/14	1,728,115
2,000,875	Term Loan B3	2.995	09/24/14	1,858,042
963,203	MSCI, Inc., Term Loan B1	3.750	03/14/17	971,034
				10,847,607
	Telecommunications—6.8%
	Avaya, Inc.
1,596,731	Term Loan B1	3.064	10/24/14	1,527,880
1,736,323	Term Loan B3	4.814	10/26/17	1,590,906
573,142	Insight Midwest Holdings, LLC, Term Loan B	1.990	04/07/14	568,557
3,234,380	Intelsat Jackson Holdings S.A., Term Loan B	5.250	04/02/18	3,221,572
1,500,000	Level 3 Financing, Inc., Term Loan A	2.648	03/13/14	1,461,570
1,497,492	MetroPCS Wireless, Inc., Term Loan B3	4.000	03/16/18	1,481,768
	Telesat Canada (Canada)
1,374,220	Term Loan I	3.250	10/31/14	1,351,889
118,045	Term Loan II	3.250	10/31/14	116,126
				11,320,268
	Total Senior Floating Rate Loans (Cost $158,077,656)			152,317,550
Number of Shares
	Closed-End Funds—3.1%
157,978	Eaton Vance Senior Income Trust			1,045,814
139,260	First Trust Senior Floating Rate Income Fund II			1,895,329
416,670	ING Prime Rate Trust			2,204,184
	Total Closed-End Funds (Cost $5,750,647)			5,145,327

See Notes to Financial Statements.

12

Schedule of Investments (Continued)

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2011

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—4.7%
	Electric—1.9%
$2,250,000	Calpine Corp.(e)	7.250%	10/15/17	$2,351,250
750,000	Calpine Corp.(e)	7.875	01/15/23	795,000
				3,146,250
	Healthcare - Services—0.4%
611,000	HCA, Inc.	6.500	02/15/20	641,550
	Household Products/Wares—0.9%
1,500,000	Reynolds Group Holdings Ltd.(e)	7.125	04/15/19	1,537,500
	Media—0.6%
1,000,000	Univision Communications, Inc.(e)	6.875	05/15/19	980,000
	Packaging & Containers—0.9%
1,500,000	Berry Plastics Corp.(f)	5.153	02/15/15	1,488,750
	Total Corporate Bonds (Cost $7,720,063)			7,794,050
Number of Shares
	Money Market Fund—3.9%
6,411,198	Bank of New York (The) Cash Reserve (Cost $6,411,198)			6,411,198
	Total Investments (Cost $177,959,564)—103.5%			171,668,125
	Liabilities in excess of other assets—(3.5)%			(5,731,560)
	Net Assets—100.0%			$165,936,565

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)  Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate loans will have an expected average life of three to five years.

(c)  Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at October 31, 2011 was $4,449,865, which represented 2.68% of the Fund's net assets.

(d)  The borrower has filed for protection in federal bankruptcy court.

(e)  Security purchased or received in a transaction exempt from registration under the Securities Act of 1933 (the "1933 Act"), as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2011 was $5,663,750, which represented 3.41% of the Fund's Net Assets.

(f)  Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2011.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2011

ASSETS:
Investments, at value	$171,668,125
Cash	25,336
Receivables:
Shares sold	4,835,385
Investments sold	907,500
Interest	479,067
Total Assets	177,915,413
LIABILITIES:
Payable for investment purchased	11,892,766
Accrued unitary management fees	86,082
Total Liabilities	11,978,848
NET ASSETS	$165,936,565
NET ASSETS CONSIST OF:
Shares of beneficial interest	$174,636,204
Undistributed net investment income	308,196
Undistributed net realized gain (loss)	(2,716,396)
Net unrealized appreciation (depreciation)	(6,291,439)
Net Assets	$165,936,565
Shares outstanding (unlimited amount authorized, $0.01 par value)	6,900,100
Net asset value	$24.05
Share price	$24.02
Investments, at cost	$177,959,564

See Notes to Financial Statements.

14

Statement of Operations

PowerShares Senior Loan Portfolio (BKLN)

For the Period March 1, 2011* through October 31, 2011

INVESTMENT INCOME:
Interest income	$4,423,471
Dividend income	275,836
Total Income	4,699,307
EXPENSES:
Unitary management fees	711,755
Interest expense	3,094
Total Expenses	714,849
Unitary management fees waivers	(94,901)
Net Expenses	619,948
Net Investment Income	4,079,359
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss)	(2,729,050)
Net change in unrealized appreciation (depreciation)	(6,291,439)
Net realized and unrealized gain (loss)	(9,020,489)
Net increase (decrease) in net assets resulting from operations	$(4,941,130)

*  Commencement of Investment Operations.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

PowerShares Senior Loan Portfolio (BKLN)

For the Period March 1, 2011* through October 31, 2011
OPERATIONS:
Net investment income	$4,079,359
Net realized gain (loss)	(2,729,050)
Net change in unrealized appreciation (depreciation)	(6,291,439)
Net increase (decrease) in net assets resulting from operations	(4,941,130)
Undistributed net investment income included in the price of units issued and redeemed	167,470
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,758,509)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	207,127,920
Value of shares repurchased	(32,491,716)
Net income (loss) equalization	(167,470)
Net increase in net assets resulting from share transactions	174,468,734
Increase in Net Assets	165,936,565
NET ASSETS:
Beginning of period	—
End of period	$165,936,565
Undistributed net investment income at end of year	$308,196
CHANGES IN SHARES OUTSTANDING:
Shares sold	8,300,100
Shares repurchased	(1,400,000)
Shares outstanding, beginning of period	—
Shares outstanding, end of period	6,900,100

*  Commencement of Investment Operations.

See Notes to Financial Statements.

16

Statement of Cash Flows

PowerShares Senior Loan Portfolio (BKLN)

For the Period March 1, 2011* through October 31, 2011

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(4,941,130)
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET CASH USED IN OPERATING ACTIVITIES
Purchases of investments	(245,153,619)
Proceeds from disposition of investments sold	71,661,266
Amortization of premiums and accretion of discounts on investment securities	(785,063)
Increase in receviables	(1,386,567)
Increase in payables and accrued expenses	11,978,848
Net change in unrealized appreciation (depreciation) on investments	6,291,439
Net realized gain (loss) from investments securities	2,729,050
Net cash used in operating activities	(159,605,776)
CASH PROVIDED BY FINANCING ACTIVITIES
Dividends paid to shareholders	(3,758,509)
Proceeds from shares sold	202,292,535
Value of shares repurchased	(32,491,716)
Net cash provided by financing activities	166,042,310
Net increase in cash and cash equivalents	6,436,534
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$6,436,534
Supplemental disclosures of cash flow information
Cash paid during the period for interest	$3,094

*  Commencement of Investment Operations.

See Notes to Financial Statements.

17

Financial Highlights

PowerShares Senior Loan Portfolio (BKLN)

	For the Period March 1, 2011* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00
Net investment income**	0.69
Net realized and unrealized gain (loss) on investments	(1.05)
Total from investment operations	(0.36)
Distributions to shareholders from:
Net investment income	(0.59)
Net asset value at end of period	$24.05
Share price at end of period***	$24.02
NET ASSET VALUE, TOTAL RETURN****	(1.44	)%(a)
SHARE PRICE TOTAL RETURN****	(1.57	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$165,937
Ratio to average net assets of:
Expenses, after Waivers>	0.65	%†
Expenses, prior Waivers>	0.75	%†
Expenses, after interest expenses	0.65	%†
Net investment income	4.30	%†
Portfolio turnover rate ††	49%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The effects of the investment companies' expenses are included in the Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (March 3, 2011, first day of trading on the Exchange) to October 31, 2011 was (1.16)%. The share price total return from Fund Inception to October 31, 2011 was (1.84)%.

See Notes to Financial Statements.

18

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2011, the Trust offered fifty portfolios. This report includes the following portfolio:

Full Name	Short Name
PowerShares Senior Loan Portfolio (BKLN)	"Senior Loan Portfolio"

The portfolio (the "Fund") represents a separate series of the Trust. The shares of the Fund are referred to herein as "Shares" or "Fund's Shares." The Fund's Shares are listed and traded on the NYSE Arca, Inc.

The Fund's market price may differ to some degree from the net asset value ("NAV") of the Fund's Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally for cash only. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the "Underlying Index").

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are generally valued according to the following policies. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

19

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities with a demand feature exercisable with one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depository receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

20

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

B. Other Risks

Bank Loan Risk Disclosures. Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Non-Investment Grade Securities Risk. Non-investment grade loans and bonds, and unrated loans and bonds of comparable credit quality are subject to the increased risk of a borrower's or issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the borrower of lower-rated loans or issuer of lower-rated bonds defaults, the Fund may incur additional expenses to seek recovery.

Reinvestment Risk. Proceeds from a current investment of the Fund, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short to intermediate-term loans.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Risks of Investing in Closed-End Funds. The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund's portfolio securities, and a

21

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently effects creations and redemptions principally for cash and partially inkind, rather than primarily in-kind, because of the nature of the Fund's investments. As such, investments in the Fund's Shares may be less tax efficient than investments in conventional ETFs.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Non-Correlation and Sampling Risks. The Fund's return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset values than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Other Risks. The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

22

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

C. Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

D. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E. Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Fund will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for losses deferred due to wash sales and passive foreign investment company adjustments, if any.

The Fund files tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.

G. Expenses

The Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay substantially all expenses of the Fund, including the payments to the Sub-Adviser, defined below, set-up fees and commitment fees associated with the line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses

23

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

associated with the line of credit), litigation expenses, expenses of the underlying funds that are paid indirectly as a result of share ownership of the investment companies and other extraordinary expenses.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of the investment companies' expenses are included in the realized and unrealized gain/loss on the investments in the investment companies.

H. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. The Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a tax return of capital at fiscal period-end.

I. Equalization

The Fund uses the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per Share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital Shares. Equalization is calculated on a per Share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital Shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statement of Changes in Net Assets as undistributed net investment income (loss) included in the price of capital Shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility as the Fund's investment adviser for the selection and ongoing monitoring of the Fund's investments, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, the Fund has agreed to pay the Adviser an annual unitary management fee of 0.75% of the Fund's average daily net assets. The Adviser has agreed to waive 0.10% of its unitary management fee until April 20, 2012. The Adviser has agreed to pay substantially all expenses of the Fund, including payments to the Sub-Adviser, set-up fees and commitment fees associated with the line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses, expenses of the underlying funds that are paid indirectly as a result of share ownership of the investment companies and other extraordinary expenses.

The Adviser has entered into a sub-advisory agreement with Invesco Senior Secured Management Inc. (the "Sub-Adviser"), the primary sub-adviser to the Fund. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser.

24

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with Standard & Poor's (the "Licensor"). The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use with the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

25

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

During the period March 1, 2011 to October 31, 2011, there were no significant transfers between investment levels.

	Investment in Securities
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$5,145,327	$—	$—	$5,145,327
Senior Floating Rate Loans	—	152,317,550	—	152,317,550
Corporate Bonds	—	7,794,050	—	7,794,050
Money Market Fund	6,411,198	—	—	6,411,198
Total Investments	$11,556,525	$160,111,600	$—	$171,668,125

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period March 1, 2011 to October 31, 2011:

2011
Ordinary Income	$3,758,509

Tax Components of Net Assets at Period End:

Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
$308,196	$(6,291,439)	$—	$(2,716,396)	$174,636,204	$165,936,565

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a short-term capital loss carryforward in amount of $2,716,396 as of October 31, 2011 which is not subject to expiration.

Note 6. Investment Transactions

The aggregate amount of investment securities purchased and sold by the Fund during the period March 1, 2011 to October 31, 2011 was $245,153,619 and $71,661,266, respectively.

26

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

At October 31, 2011, the aggregate costs and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$177,944,801	$(6,276,676)	$285,695	$(6,562,371)

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of book equalization, on October 31, 2011, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of the Fund. For the period March 1, 2011 to October 31, 2011, the reclassifications were as follows:

Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
$(180,124)	$12,654	$167,470

Note 8. Trustees' Fees

The Fund compensates each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Non-Independent Trustees of the Trust do not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 9. Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower. At the period ended October 31, 2011, there were no interests in Senior Loans purchased by the Fund on a participation basis.

Note 10. Borrowing Note

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company. The Fund may borrow up to the lesser of (1) $50,000,000, or (2) the limits set by its prospectus for borrowings. The Fund is charged a commitment fee of 0.13% on the excess balance of the committed line and an up front fee 0.05% on the aggregate commitment.

27

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

During the year ended October 31, 2011, the Fund had average borrowings for the 8 days the borrowings were outstanding of $10,000,000, with a weighted average interest rate of 1.39% and interest expense of $3,094.

Note 11. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 100,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Unlike most exchange-traded funds ("ETFs"), the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs. Transactions in capital Shares are disclosed in detail on the Statement of Changes in Net Assets.

The Fund charges fixed and variable transaction fees for creations and redemptions which are treated as increases in capital.

Note 12. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PowerShares Senior Loan Portfolio (a portfolio of PowerShares Exchange-Trade Fund Trust II, hereafter referred to as the "Trust") at October 31, 2011, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period March 1, 2011 through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 27, 2011

29

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for the period March 1, 2011 to October 31, 2011:

Federal Income Tax Information

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Interest Income*	100%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

30

Trustees and Officers

The Independent Trustees, the Trustees who are affiliated with the Adviser (the "Non-Independent Trustees") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

The Trustees and officers information is current as of October 31, 2011.

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	112	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008); Director of Open Architecture and Trading (2007- 2008); Head of Fundamental Research (2004-2007); and Vice President and Senior Fixed Income Strategist (1994-2001); BMO Financial Group/Harris Private Bank	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

31

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	112	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

32

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

33

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non- Independent Trustees	Other Directorships Held by Non-Independent Trustees
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consists of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

34

Trustees and Officers (Continued)

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non- Independent Trustees	Other Directorships Held by Non-Independent Trustees
Kevin M. Carome (55) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

35

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. In the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicago land area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008- Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (54) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (2000-2006)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

36

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Todd Spillane (52) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly, Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. – (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc. – registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

37

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Loyd LLP) (2007-2010). Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

38

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2011 Invesco PowerShares Capital Management LLC  P-BKLN-AR-1

2011 Annual Report to Shareholders

October 31, 2011

PowerShares S&P 500® High Beta Portfolio (SPHB)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

The Market Environment	3

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	8

Fees and Expenses	10

S&P 500® Portfolios

Schedules of Investments

PowerShares S&P 500® High Beta Portfolio (SPHB)	11

PowerShares S&P 500® Low Volatility Portfolio (SPLV)	13

Statements of Assets and Liabilities	15

Statements of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	27

Tax Information	28

Trustees and Officers	29

Board Consideration Regarding Approval of Investment Advisory Agreement	37

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The Market Environment

U.S. Equity:

The fiscal year began with equity markets fueled by the second round of Federal Reserve "Quantitative Easing" and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macro-economic distortions due to civil unrest in Egypt and Libya, flooding in Australia, and the devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but often were overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and generally were positive through the summer, the major equity indices sold off precipitously in August as the U.S. struggled with the debt ceiling and ultimately received the first-ever downgrade to its credit rating from Standard & Poor's. Uncertainty created by the U.S. credit downgrade, combined with a lack of consumer confidence and an intensifying debt crisis in the Eurozone, continued to weigh on investors through the end of the period, reigniting fears of a global recession and a double-dip recession in the U.S.

3

Manager's Analysis

PowerShares S&P 500® High Beta Portfolio (ticker: SPHB)

The PowerShares S&P 500® High Beta Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P 500® High Beta Index (the "Index"). The Fund will invest at least 90% of its total assets in common stocks that comprise the Index. The Index is compiled, maintained and calculated by Standard & Poor's and consists of the 100 stocks from the S&P 500® Index with the highest sensitivity to market movements, or beta, over the past 12 months. Beta is a measure of how closely correlated a stock's returns are to that of the market, which for the Index includes all of the stocks included in the S&P 500® Index.

The Fund began trading on May 5, 2011. For the period ended October 31, 2011, on a share price basis, the Fund returned (18.66)%. On an NAV basis, the Fund returned (18.78)%. During this same time period the Index returned (18.66)% and the S&P 500® Index returned (7.12)%.

For the period ended October 31, 2011, the Consumer Discretionary sector contributed most significantly to the Fund's return, followed by the Energy and Industrials sector, respectively. The Financials sector detracted most from the Fund's return, followed by the Materials and Utilities sector, respectively.

Positions that contributed most significantly to return included Cabot Oil & Gas Corp., and energy company (0.93% of long-term investments at October 31, 2011); and Abercrombie & Fitch Co., a consumer discretionary company (0.91% of long-term investments at October 31, 2011). Positions that detracted most significantly from return included MEMC Electronic Materials, Inc., a materials company (0.93% of long-term investments at October 31, 2011); and Genworth Financial, Inc., a financials company (1.14% of long-term investments at October 31, 2011).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Financials	27.9
Consumer Discretionary	18.2
Energy	17.3
Information Technology	14.5
Industrials	11.2
Materials	10.0
Utilities	0.9
Money Market Fund	0.0
Other assets less liabilities	0.0

Style Allocation (% of the Fund's

Total Investments) as of October 31, 2011

Mid-Cap Growth	40.7
Mid-Cap Value	24.8
Large-Cap Growth	14.9
Large-Cap Value	14.2
Small-Cap Value	3.1
Small-Cap Growth	2.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
SanDisk Corp.	1.4
Jabil Circuit, Inc.	1.4
Teradyne, Inc.	1.3
Harman International Industries, Inc.	1.3
Monster Worldwide, Inc.	1.2
Fifth Third Bancorp	1.2
Titanium Metals Corp.	1.2
Host Hotels & Resorts, Inc.	1.2
Joy Global, Inc.	1.2
KLA-Tencor Corp.	1.2
Total	12.6

4

Manager's Analysis (Continued)

PowerShares S&P 500® High Beta Portfolio (ticker: SPHB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2011
Name	Fund Inception† Cumulative
Index
S&P 500® High Beta Index	(18.66)%
S&P 500® Index	(7.12)%
Fund
Net Aset Value ("NAV") Return	(18.78)%
Share Price Return	(18.66)%

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.25% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index "(the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 common stocks.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

5

Manager's Analysis

PowerShares S&P 500® Low Volatility Portfolio (ticker: SPLV)

The PowerShares S&P 500® Low Volatility Portfolio (the "Fund") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the S&P 500® Low Volatility Index (the "Index"). The Fund will invest at least 90% of its total assets in common stocks that comprise the Index. The Index is compiled, maintained and calculated by Standard & Poor's and consists of the 100 stocks from the S&P 500® Index with the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time.

The Fund began trading on May 5, 2011. For the period ended October 31, 2011, on a share price basis, the Fund returned 2.65%. On an NAV basis, the Fund returned 2.52%. During this same time period the Index returned 2.65% and the S&P 500® Index returned (7.12)%.

For the period ended October 31, 2011, the utilities sector contributed most significantly to the Fund's return, followed by the Consumer Staples and Consumer Discretionary sectors, respectively. The Healthcare sector detracted most from the Fund's return, followed by the Industrials sector.

Positions that contributed most significantly to return included AutoZone, Inc., a consumer discretionary company (0.99% of long-term investments at October 31, 2011); and Hormel Foods Corp., a consumer staples company (1.01% of long-term investments at October 31, 2011). Positions that detracted most significantly from return included Bemis Co., Inc., a materials company (0.72% of long-term investments at October 31, 2011); and Campbell Soup Co., a consumer staples company (1.11% of long-term investments at October 31, 2011).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Utilities	33.0
Consumer Staples	22.4
Financials	10.1
Health Care	8.6
Industrials	6.3
Materials	4.9
Consumer Discretionary	4.8
Information Technology	3.7
Telecommunication Services	3.6
Energy	2.6
Money Market Fund	0.1
Liabilities in excess of other assets	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of October 31, 2011

Large-Cap Value	51.7
Mid-Cap Value	27.9
Large-Cap Growth	13.3
Mid-Cap Growth	7.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Southern Co.	1.5
Duke Energy Corp.	1.4
Consolidated Edison, Inc.	1.4
Progress Energy, Inc.	1.4
Wal-Mart Stores, Inc.	1.3
Xcel Energy, Inc.	1.3
Procter & Gamble Co. (The)	1.3
SCANA Corp.	1.2
Sempra Energy	1.2
Kimberly-Clark Corp.	1.2
Total	13.2

6

Manager's Analysis (Continued)

PowerShares S&P 500® Low Volatility Portfolio (ticker: SPLV)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2011
Name	Fund Inception† Cumulative
Index
S&P 500® Low Volatility Index	2.65%
S&P 500® Index	(7.12)%
Fund
Net Aset Value ("NAV") Return	2.52%
Share Price Return	2.65%

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.25% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index "(the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 common stocks.

†  Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

7

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2011

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
SPHB	PowerShares S&P 500® High Beta Portfolio	5/5/11	125	58	0	0	0	0	0
SPLV	PowerShares S&P 500® Low Volatility Portfolio	5/5/11	125	99	1	0	0	0	0

8

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
SPHB	65	1	0	0	0	1
SPLV	24	0	0	0	0	1

9

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested on May 5, 2011 (Fund Inception) and held through October 31, 2011.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period May 5, 2011 (Fund Inception) to October 31, 2011" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 5, 2011 (Fund Inception)	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period May 5, 2011 (Fund Inception) to October 31, 2011(1)
PowerShares S&P 500® High Beta Portfolio (SPHB) Actual	$1,000.00	$812.25	0.25%	$1.11
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28
PowerShares S&P 500® Low Volatility Portfolio (SPLV) Actual	$1,000.00	$1,025.23	0.25%	$1.24
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period May 5, 2011 (Fund Inception) to October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 180/365. Hypothetical expenses are calculated by multiplying the fund's annualized expense ratio by the average account value for the period; then multiplying the result by 184/365.

10

Schedule of Investments

PowerShares S&P 500® High Beta Portfolio (SPHB)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—18.2%
1,439	Abercrombie & Fitch Co., Class A	$107,062
3,267	Carnival Corp.	115,031
4,422	CBS Corp., Class B	114,132
9,486	Ford Motor Co.*	110,796
10,860	Gannett Co., Inc.	126,952
9,155	Goodyear Tire & Rubber Co. (The)*	131,466
3,088	Harley-Davidson, Inc.	120,124
3,445	Harman International Industries, Inc.	148,686
12,749	Interpublic Group of Cos., Inc. (The)	120,861
8,065	Lennar Corp., Class A	133,395
3,514	Marriott International, Inc., Class A	110,691
6,480	News Corp., Class A	113,530
2,265	Nordstrom, Inc.	114,813
23,648	PulteGroup, Inc.*	122,497
2,623	Starwood Hotels & Resorts Worldwide, Inc.	131,438
1,639	Whirlpool Corp.	83,278
3,536	Wyndham Worldwide Corp.	119,057
804	Wynn Resorts Ltd.	106,771
		2,130,580
	Energy—17.3%
4,029	Alpha Natural Resources, Inc.*	96,857
1,539	Anadarko Petroleum Corp.	120,812
1,712	Baker Hughes, Inc.	99,279
1,404	Cabot Oil & Gas Corp.	109,119
2,188	Cameron International Corp.*	107,518
2,911	CONSOL Energy, Inc.	124,474
6,706	Denbury Resources, Inc.*	105,284
2,825	FMC Technologies, Inc.*	126,617
2,359	Halliburton Co.	88,132
1,757	Helmerich & Payne, Inc.	93,437
1,810	Hess Corp.	113,234
6,149	Nabors Industries Ltd. (Bermuda)*	112,711
1,554	National Oilwell Varco, Inc.	110,847
1,873	Newfield Exploration Co.*	75,407
2,418	Peabody Energy Corp.	104,869
1,380	Pioneer Natural Resources Co.	115,782
3,186	Rowan Cos., Inc.*	109,885
1,283	Schlumberger Ltd.	94,262
5,009	Valero Energy Corp.	123,221
		2,031,747
	Financials—27.9%
2,924	Aflac, Inc.	131,843
2,312	Ameriprise Financial, Inc.	107,924
4,266	Apartment Investment & Management Co., Class A REIT	105,242
14,364	Bank of America Corp.	98,106
7,590	CBRE Group, Inc., Class A*	134,950
4,312	Discover Financial Services	101,591
9,800	E*TRADE Financial Corp.*	106,330

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
12,072	Fifth Third Bancorp	$144,985
860	Franklin Resources, Inc.	91,702
20,994	Genworth Financial, Inc., Class A*	133,942
6,259	Hartford Financial Services Group, Inc. (The)	120,486
10,007	Host Hotels & Resorts, Inc. REIT	142,800
21,318	Huntington Bancshares, Inc.	110,427
6,715	Invesco Ltd.(~)	134,770
20,856	Janus Capital Group, Inc.	136,815
16,243	KeyCorp	114,676
4,190	Legg Mason, Inc.	115,225
3,821	Leucadia National Corp.	102,518
5,787	Lincoln National Corp.	110,242
3,140	MetLife, Inc.	110,402
5,216	Principal Financial Group, Inc.	134,469
3,721	ProLogis, Inc. REIT*	110,737
2,098	Prudential Financial, Inc.	113,712
27,125	Regions Financial Corp.	106,601
8,110	SLM Corp.	110,863
6,014	SunTrust Banks, Inc.	118,656
2,070	T. Rowe Price Group, Inc.	109,379
6,700	Zions Bancorp.	116,312
		3,275,705
	Industrials—11.2%
1,145	Caterpillar, Inc.	108,157
1,285	Cummins, Inc.	127,768
1,128	Flowserve Corp.	104,554
1,811	Fluor Corp.	102,955
2,961	Jacobs Engineering Group, Inc.*	114,887
1,629	Joy Global, Inc.	142,049
13,951	Masco Corp.	133,930
2,818	PACCAR, Inc.	121,850
4,279	Robert Half International, Inc.	113,094
1,579	Rockwell Automation, Inc.	106,819
7,012	Textron, Inc.	136,173
		1,312,236
	Information Technology—14.5%
18,995	Advanced Micro Devices, Inc.*	110,741
3,603	Autodesk, Inc.*	124,664
7,804	Jabil Circuit, Inc.	160,450
10,360	JDS Uniphase Corp.*	124,320
3,006	KLA-Tencor Corp.	141,553
14,796	LSI Corp.*	92,475
18,308	MEMC Electronic Materials, Inc.*	109,665
23,242	Micron Technology, Inc.*	129,923
4,859	Molex, Inc.	119,969
15,798	Monster Worldwide, Inc.*	145,816
8,248	NVIDIA Corp.*	122,070
3,236	SanDisk Corp.*	163,968
10,513	Teradyne, Inc.*	150,545
		1,696,159

See Notes to Financial Statements.

11

Schedule of Investments (Continued)

PowerShares S&P 500® High Beta Portfolio (SPHB)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Materials—10.0%
14,188	AK Steel Holding Corp.	$118,186
8,816	Alcoa, Inc.	94,860
2,893	Allegheny Technologies, Inc.	134,235
1,936	Cliffs Natural Resources, Inc.	132,074
3,796	Dow Chemical Co. (The)	105,832
2,670	Freeport-McMoRan Copper & Gold, Inc.	107,494
4,396	International Paper Co.	121,769
5,796	Owens-Illinois, Inc.*	116,384
8,618	Titanium Metals Corp.	144,353
4,054	United States Steel Corp.	102,809
		1,177,996
	Utilities—0.9%
9,552	AES Corp. (The)*	107,173
	Total Common Stocks and Other Equity Interests (Cost $13,133,899)	11,731,596
	Money Market Fund—0.0%
3,384	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $3,384)	3,384
	Total Investments (Cost $13,137,283)—100.0%	11,734,980
	Other assets less liabilities—0.0%	4,785
	Net Assets—100.0%	$11,739,765

Investment Abbreviations:

REIT Real Estate Investment Trust

Notes to Schedule of Investments:

*  Non-income producing security.

(~)  Affiliated company. The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

12

Schedule of Investments

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—4.8%
17,514	AutoZone, Inc.*	$5,667,355
118,774	DIRECTV, Class A*	5,399,466
71,152	McDonald's Corp.	6,606,463
71,379	O'Reilly Automotive, Inc.*	5,428,373
85,430	Yum! Brands, Inc.	4,576,485
		27,678,142
	Consumer Staples—22.4%
244,809	Altria Group, Inc.	6,744,488
69,175	Brown-Forman Corp., Class B	5,169,448
190,655	Campbell Soup Co.	6,339,279
94,960	Coca-Cola Co. (The)	6,487,667
65,190	Colgate-Palmolive Co.	5,891,220
225,527	ConAgra Foods, Inc.	5,712,599
63,939	Costco Wholesale Corp.	5,322,922
148,414	General Mills, Inc.	5,718,391
128,745	H.J. Heinz Co.	6,880,133
85,798	Hershey Co. (The)	4,910,220
196,046	Hormel Foods Corp.	5,777,476
69,664	J.M. Smucker Co. (The)	5,365,521
122,387	Kellogg Co.	6,634,599
99,152	Kimberly-Clark Corp.	6,911,886
185,285	Kraft Foods, Inc., Class A	6,518,326
124,119	McCormick & Co., Inc.	6,027,219
101,552	PepsiCo, Inc.	6,392,698
74,721	Philip Morris International, Inc.	5,220,756
112,501	Procter & Gamble Co. (The)	7,198,939
138,934	Reynolds American, Inc.	5,373,967
132,600	Wal-Mart Stores, Inc.*	7,521,072
		128,118,826
	Energy—2.6%
45,847	Chevron Corp.	4,816,227
62,771	Exxon Mobil Corp.	4,901,787
177,302	Spectra Energy Corp.	5,076,157
		14,794,171
	Financials—10.1%
71,460	ACE Ltd.	5,155,839
101,163	Aon Corp.	4,716,219
67,920	Berkshire Hathaway, Inc., Class B*	5,288,251
96,276	Chubb Corp. (The)	6,455,306
179,038	Cincinnati Financial Corp.	5,181,360
101,359	Health Care REIT, Inc.	5,340,606
139,770	Loews Corp.	5,548,869
159,479	Marsh & McLennan Cos., Inc.	4,883,247
408,157	People's United Financial, Inc.	5,204,002
121,340	Plum Creek Timber Co., Inc. REIT	4,569,664
97,875	Travelers Cos., Inc. (The)	5,711,006
		58,054,369

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Health Care—8.6%
125,336	Abbott Laboratories	$6,751,849
86,455	Amgen, Inc.	4,951,278
62,782	Becton, Dickinson and Co.	4,911,436
182,904	Bristol-Myers Squibb Co.	5,777,937
62,692	DaVita, Inc.*	4,388,440
157,711	Eli Lilly & Co.	5,860,541
103,127	Johnson & Johnson	6,640,348
55,701	Laboratory Corp. of America Holdings*	4,670,529
153,195	Merck & Co., Inc.	5,285,228
		49,237,586
	Industrials—6.3%
85,763	Dun & Bradstreet Corp. (The)	5,734,114
138,712	Equifax, Inc.	4,875,727
67,798	Lockheed Martin Corp.	5,145,868
159,837	Republic Services, Inc.	4,548,961
76,666	United Parcel Service, Inc., Class B	5,385,020
64,871	United Technologies Corp.	5,058,641
169,854	Waste Management, Inc.	5,593,292
		36,341,623
	Information Technology—3.7%
115,164	Automatic Data Processing, Inc.	6,026,532
78,940	Fiserv, Inc.*	4,647,198
29,824	International Business Machines Corp.	5,506,405
167,292	Paychex, Inc.	4,874,889
		21,055,024
	Materials—4.9%
71,004	Airgas, Inc.	4,895,726
126,499	Ball Corp.	4,373,070
147,271	Bemis Co., Inc.	4,139,788
77,124	International Flavors & Fragrances, Inc.	4,670,629
50,377	Praxair, Inc.	5,121,830
58,604	Sherwin-Williams Co. (The)	4,847,137
		28,048,180
	Telecommunication Services—3.6%
196,624	AT&T, Inc.	5,763,050
138,391	CenturyLink, Inc.	4,879,667
143,876	Verizon Communications, Inc.	5,320,534
377,730	Windstream Corp.	4,596,974
		20,560,225
	Utilities—33.0%
171,013	Ameren Corp.	5,451,894
166,960	American Electric Power Co., Inc.	6,558,189
236,498	CenterPoint Energy, Inc.	4,928,618
280,224	CMS Energy Corp.	5,834,264
135,806	Consolidated Edison, Inc.	7,859,093
124,407	Dominion Resources, Inc.	6,418,157
128,997	DTE Energy Co.	6,722,034
388,221	Duke Energy Corp.	7,927,473

See Notes to Financial Statements.

13

Schedule of Investments (Continued)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
151,669	Edison International	$6,157,761
85,735	Entergy Corp.	5,930,290
129,782	Exelon Corp.	5,761,023
104,149	FirstEnergy Corp.	4,682,539
119,108	Integrys Energy Group, Inc.	6,302,004
108,306	NextEra Energy, Inc.	6,108,458
93,720	Nicor, Inc.	5,271,750
264,586	NiSource, Inc.	5,844,705
178,788	Northeast Utilities	6,180,701
68,073	ONEOK, Inc.	5,176,952
320,971	Pepco Holdings, Inc.	6,355,226
122,708	PG&E Corp.	5,264,173
144,903	Pinnacle West Capital Corp.	6,604,679
195,631	PPL Corp.	5,745,683
149,482	Progress Energy, Inc.	7,788,012
156,262	Public Service Enterprise Group, Inc.	5,266,029
165,440	SCANA Corp.	6,994,803
128,742	Sempra Energy	6,917,308
203,787	Southern Co.	8,803,599
307,862	TECO Energy, Inc.	5,716,997
207,367	Wisconsin Energy Corp.	6,724,912
288,139	Xcel Energy, Inc.	7,448,393
		188,745,719
	Total Common Stocks and Other Equity Interests (Cost $552,384,271)	572,633,865
	Money Market Fund—0.1%
833,427	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $833,427)	833,427
	Total Investments (Cost $553,217,698)—100.1%	573,467,292
	Liabilities in excess of other assets—(0.1)%	(834,274)
	Net Assets—100.0%	$572,633,018

Investment Abbreviations:

REIT Real Estate Investment Trust

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

14

Statements of Assets and Liabilities

October 31, 2011

	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)
ASSETS:
Unaffiliated investments, at value	$11,600,210	$573,467,292
Affiliated investments, at value (Note 4)	134,770	—
Total investments, at value	11,734,980	573,467,292
Receivables:
Shares sold	4,059,244	99,664,359
Dividends	3,007	713,648
Total Assets	15,797,231	673,845,299
LIABILITIES:
Due to custodian	—	1,160,767
Payables for investments purchased	4,056,005	99,964,412
Accrued unitary management fees	1,461	87,102
Total Liabilities	4,057,466	101,212,281
NET ASSETS	$11,739,765	$572,633,018
NET ASSETS CONSIST OF:
Shares of beneficial interest	$13,272,407	$554,713,520
Undistributed net investment income	4,343	—
Undistributed net realized gain (loss)	(134,682)	(2,330,096)
Net unrealized appreciation (depreciation)	(1,402,303)	20,249,594
Net Assets	$11,739,765	$572,633,018
Shares outstanding (unlimited amount authorized, $0.01 par value)	600,100	22,900,100
Net asset value	$19.56	$25.01
Share price	$19.58	$25.04
Unaffiliated investments, at cost	$12,990,328	$553,217,698
Affiliated investments, at cost	$146,955	$—
Total investments, at cost	$13,137,283	$553,217,698

See Notes to Financial Statements.

15

Statements of Operations

For the Period May 2, 2011* through October 31, 2011

	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)
INVESTMENT INCOME:
Unaffiliated dividend income	$36,250	$2,493,190
Affiliated dividend income	969	—
Total Income	37,219	2,493,190
EXPENSES:
Unitary management fees	9,268	200,295
Net Investment Income	27,951	2,292,895
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Unaffiliated investments	(381,088)	(2,449,319)
Affiliated investments	(10,688)	—
In-kind redemptions	(608,623)	483,259
Net realized gain (loss)	(1,000,399)	(1,966,060)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,390,118)	20,249,594
Affiliated investments	(12,185)	—
Net unrealized appreciation (depreciation)	(1,402,303)	20,249,594
Net realized and unrealized gain (loss)	(2,402,702)	18,283,534
Net increase (decrease) in net assets resulting from operations	$(2,374,751)	$20,576,429

*  Commencement of Investment Operations.

See Notes to Financial Statements.

16

Statements of Changes in Net Assets

For the Period May 2, 2011* through October 31, 2011

	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)
OPERATIONS:
Net investment income	$27,951	$2,292,895
Net realized gain (loss)	(1,000,399)	(1,966,060)
Net unrealized appreciation (depreciation)	(1,402,303)	20,249,594
Net increase (decrease) in net assets resulting from operations	(2,374,751)	20,576,429
Undistributed net investment income (loss) included in the price of units issued and redeemed	(7,782)	—
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,608)	(2,292,895)
Return of capital	—	(462,096)
Total distribution to shareholders	(23,608)	(2,754,991)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	30,367,142	577,059,360
Value of shares repurchased	(16,229,018)	(22,247,780)
Net income equalization	7,782	—
Net increase in net assets resulting from share transactions	14,145,906	554,811,580
Increase in Net Assets	11,739,765	572,633,018
NET ASSETS:
Beginning of period	—	—
End of period	$11,739,765	$572,633,018
Undistributed net investment income at end of period	$4,343	—
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,400,100	23,850,100
Shares repurchased	(800,000)	(950,000)
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	600,100	22,900,100

*  Commencement of Investment Operations.

See Notes to Financial Statements.

17

Financial Highlights

PowerShares S&P 500® High Beta Portfolio (SPHB)

	For the Period May 2, 2011* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00
Net investment income**	0.07
Net realized and unrealized gain (loss) on investments	(5.42)
Total from investment operations	(5.35)
Distributions to shareholders from:
Net investment income	(0.09)
Net asset value at end of period	$19.56
Share price at end of period***	$19.58
NET ASSET VALUE, TOTAL RETURN****	(21.41	)%(a)
SHARE PRICE TOTAL RETURN****	(21.33	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$11,740
Ratio to average net assets of:
Expenses	0.25	%†
Net investment income	0.75	%†
Portfolio turnover rate ††	16%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

	For the Period May 2, 2011* through October 31, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00
Net investment income**	0.33
Net realized and unrealized gain on investments	0.07
Total from investment operations	0.40
Distributions to shareholders from:
Net investment income	(0.32)
Return of capital	(0.07)
Total distribution	(0.39)
Net asset value at end of period	$25.01
Share price at end of period***	$25.04
NET ASSET VALUE, TOTAL RETURN****	1.66	%(b)
SHARE PRICE TOTAL RETURN****	1.78	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$572,633
Ratio to average net assets of:
Expenses	0.25	%†
Net investment income	2.83	%†
Portfolio turnover rate ††	12%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 5, 2011, first day of trading on the Exchange) to October 31, 2011 was (18.78)%. The share price total return from Fund inception to October 31, 2011 was (18.66)%.

(b)  The net asset value total return from Fund Inception (May 5, 2011, first day of trading on the Exchange) to October 31, 2011 was 2.52%. The share price total return from Fund Inception to October 31, 2011 was 2.65%.

See Notes to Financial Statements.

18

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the "Trust") was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2011, the Trust offered fifty portfolios. This report includes the following portfolios:

Fund Name	Short Name
PowerShares S&P 500® High Beta Portfolio (SPHB)	"S&P 500® High Beta Portfolio"

PowerShares S&P 500® Low Volatility Portfolio (SPLV)	"S&P 500® Low Volatility Portfolio"

Each portfolio (each a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc.

The Funds' market prices may differ to some degree from the net asset value ("NAV") of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the following indices (each, an "Underlying Index"):

Fund	Index
S&P 500® High Beta Portfolio	S&P 500® High Beta Index

S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing

19

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and

20

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Replication Management Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund's respective Underlying Index. Therefore, a Fund would not necessarily sell a security unless that security is removed from its respective Underlying Index.

Equity Risk. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Non-Diversified Fund Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Non-Correlation Risk. Each Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

21

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Equalization

All of the Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per Share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital Shares. Equalization is calculated on a per Share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital Shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income (loss) included in the price of capital Shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee of 0.25% of the Fund's average daily net assets. The Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

22

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Standard & Poor's Financial Services LLC (the "Licensor"). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust's sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Fund's Adviser is a subsidiary of Invesco Ltd. and, therefore Invesco Ltd. is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from the investment in Invesco Ltd. for the period May 2, 2011 to October 31, 2011.

S&P 500® High Beta Portfolio

	Value May 2, 2011	Purchase at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2011	Dividend Income
Invesco Ltd.	$25,754	$304,561	$(172,672)	$(12,185)	$(10,688)	$134,770	$969

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates and discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable

23

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2011, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

With respect to each Fund, during the period May 2, 2011 to October 31, 2011, there were no significant transfers between investment levels.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period May 2, 2011 to October 31, 2011:

	2011
	Ordinary Income	Return of Capital
S&P 500® High Beta Portfolio	$23,608	$—
S&P 500® Low Volatility Portfolio	2,292,895	462,096

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income (Loss)	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
S&P 500® High Beta Portfolio	$4,343	$(1,448,483)	$(88,502)	$13,272,407	$11,739,765
S&P 500® Low Volatility Portfolio	—	19,768,458	(1,848,960)	554,713,520	572,633,018

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period . However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

24

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

The Funds listed below have a short-term capital loss carryforward as of October 31, 2011 which is not subject to expiration:

Capital Loss Carryforward
Short-Term
S&P 500® High Beta Portfolio	$88,502
S&P 500® Low Volatility Portfolio	1,848,960

Note 7. Investment Transactions

For the period May 2, 2011 to October 31, 2011, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
S&P 500® High Beta Portfolio	$1,443,510	$1,833,229
S&P 500® Low Volatility Portfolio	25,725,892	26,357,014

For the period May 2, 2011 to October 31, 2011, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
S&P 500® High Beta Portfolio	$30,737,703	$16,213,686
S&P 500® Low Volatility Portfolio	577,227,046	22,245,593

Gains and (losses) on in-kind transactions are generally not considered taxable gains and (losses) for Federal income tax purposes.

At October 31, 2011, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
S&P 500® High Beta Portfolio	$13,183,463	$(1,448,483)	$85,272	$(1,533,755)
S&P 500® Low Volatility Portfolio	553,698,834	19,768,458	20,493,785	(725,327)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, on October 31, 2011, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the period May 2, 2011 to October 31, 2011, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® High Beta Portfolio	$7,782	$865,717	$(873,499)
S&P 500® Low Volatility Portfolio	—	(364,036)	364,036

25

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust II

October 31, 2011

Note 9. Trustees' Fees

The Fund compensates each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. The Non-Independent Trustees of the Trust do not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Transactions in capital shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the "Trust") at October 31, 2011, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 27, 2011

27

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund reports the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period May 2, 2011 to October 31, 2011:

Federal Income Tax Information

	Qualified Dividend Income*	Corporate Dividend Received Deduction*
PowerShares S&P 500® High Beta Portfolio	95%	95%
PowerShares S&P 500® Low Volatility Portfolio	100%	100%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

28

Trustees and Officers

The Independent Trustees, the Trustees who are affiliated with the Adviser (the "Non-Independent Trustees") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

The Trustees and officers information is current as of October 31, 2011.

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	112	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008); Director of Open Architecture and Trading (2007- 2008); Head of Fundamental Research (2004-2007); and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

29

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	112	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

30

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

31

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consists of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

32

Trustees and Officers (Continued)

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees
Kevin M. Carome (55) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	112	None

  *  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 50 portfolios and three other exchange-traded fund trusts with 62 portfolios advised by the Adviser.

33

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. In the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicago land area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008- Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (54) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

34

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Todd Spillane (52) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly, Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc. – registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

35

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010). Associate Counsel at Barclays Global Investors Ltd. (2004-2006)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

36

Board Consideration Regarding Approval of Investment Advisory Agreement for the PowerShares S&P 500® High Beta Portfolio and PowerShares S&P 500® Low Volatility Portfolio

At a meeting held on December 16, 2010, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the PowerShares S&P 500® High Beta Portfolio and PowerShares S&P 500® Low Volatility Portfolio (each a "Fund" and collectively, the "Funds").

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered and amounts paid to other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with the Funds. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser's current organization and staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and considered the quality of services provided by the Adviser to other exchange-traded funds ("ETFs"). The Trustees also reviewed information related to the Adviser's portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Funds.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided by the Adviser to each Fund under the Investment Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's proposed advisory fee, as compared to the expense ratios of various comparable ETFs and of open-end actively managed funds, open-end index funds and other ETFs. The Trustees noted the information compiled by the Adviser from Lipper Inc. databases on the expense ratios and advisory fees of various types of ETFs and open-end funds, including index funds, that they had received in connection with the 2010 contract renewal process for other ETFs for which the Adviser serves as investment adviser. The Trustees noted that the annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except brokerage commissions and other trading expenses, taxes, interest and extraordinary expenses. The Trustees noted that each Fund's unitary advisory fee generally was lower than or within an acceptable range of the expense ratios of the comparable ETFs, and was lower than the median of most index funds and ETFs included in the Adviser's compilation of Lipper Inc. data. The Trustees considered the proposed advisory

37

Board Consideration Regarding Approval of Investment Advisory Agreement for the PowerShares S&P 500® High Beta Portfolio and PowerShares S&P 500® Low Volatility Portfolio (Continued)

fee in light of the distinguishing factors of each Fund and the higher administrative, operational and management oversight costs for the Adviser. The Trustees also noted that each Fund's licensing fee was payable out of the unitary fee to be charged to the Fund. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the costs of services for the Funds and fees to be paid by the Adviser. The Trustees considered information previously provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees noted the Adviser's statement that its costs of managing those ETFs generally exceed the amount payable as management fees under the investment advisory agreement for those funds. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to each Fund appeared to be reasonable in comparison with the costs of providing investment advisory services to the Funds.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but that a unitary fee provides certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund is reasonable in relation to the projected asset size of the Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationship with the Funds, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

38

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2011 Invesco PowerShares Capital Management LLC  P-STRAT-AR-1

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.  This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Philip M. Nussbaum, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2011	Percentage of Services Approved for fiscal year end 2011 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2010	Percentage of Services Approved for fiscal year end 2010 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit Fees	$818,250	N/A	$686,120	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$364,646	0%	$280,437	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$1,182,896	0%	$966,557	0%

PwC billed the Registrant aggregate fees of $364,646 for the fiscal year ended October 31, 2011 and $280,437 for the fiscal year ended October 31, 2010, for non-audit services rendered to the Registrant.

(1)                                  For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)                                  Tax fees for the fiscal years ended October 31, 2011 include fees billed for reviewing tax returns, excise tax returns, excise tax distributions calculations and amounts billed in excess of prior year estimates.  Tax fees for the year ended October 31, 2010 included fees billed for reviewing tax returns, excise tax returns and excise tax distribution calculations.

PwC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended October 31, 2011 and October 31, 2010.

Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of
the PowerShares Funds (the “Funds”)

June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”).  As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting.  The SEC Rules also specify the types of services that an Auditor may not provide to its audit client.  The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made.  The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee.  The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide.  Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations.  The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.               Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.               The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.              Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.               Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.               Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee.  Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made.  The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor.  The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered.  The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures.  The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring.  Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                  Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any service or product provided for a contingent fee or a commission

•                  Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•                  Tax services for persons in financial reporting oversight roles at the Fund

•                  Any other service that the Public Company Oversight Board determines by regulation is impermissible.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of the independent trustees. The Audit Committee members are Ronn R. Bagge, Todd J. Barre, Marc M. Kole, Philip M. Nussbaum, and Donald H. Wilson.

Item 6. Schedule of Investments.

The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

a)                              Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

b)                             There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics.

(a)(2)                    Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)                    Not applicable.

(b)                                 Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PowerShares Exchange-Traded Fund Trust II

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	January 6, 2012

By:	/s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date:	January 6, 2012